UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 through April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2015 (Unaudited)

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2015

U.S. equity prices remained near record highs for much of the six month reporting period, supported by low interest rates, overall growth in corporate earnings and mergers and acquisitions activity. Although continued weakness in global oil prices provided a tailwind for the U.S. economy, especially the consumer sectors, it also put downward pressure on energy sector companies. U.S. exporters and companies with large overseas operations were put at a competitive disadvantage by the rising value of the dollar, which made U.S. made goods relatively more expensive.

Following an 18 month rally in stock prices, the Standard & Poor’s 500 Index took a pause in January 2015 before notching record high closings in February, March and April. For the six months ended April 30, 2015, S&P 500 Index returned 4.40%.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.42%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
S&P 500 Index	4.40%

Net Assets as of 4/30/2015 (In Thousands)	$141,095

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) and the S&P 500 Index for the six months ended April 30, 2015. The Fund held a wider range of asset classes than the Benchmark, which led to the Fund’s relative underperformance.

Leading detractors from the Fund’s absolute return included its security selection in the industrial cyclical and media sectors. The Fund’s security selection in the pharmaceutical & healthcare and retail sectors made a positive contribution to absolute performance.

Leading individual contributors to absolute performance included the Fund’s long positions in Avago Technologies Inc., Boston Scientific Corp. and Constellation Brands Inc. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgrade their networks for so-called 4G smartphones. Shares of Boston Scientific, a medical device manufacturer, rose after the company agreed to settle a portion of product liability lawsuits related to a urinary incontinence product. Shares of Constellation Brands, a maker of alcoholic beverages, rose on strong quarterly earnings and expectations for further growth.

Leading individual detractors from absolute performance included the Fund’s short positions in Netflix Inc., Kraft Foods

Group Inc. and Altera Corp. Shares of Netflix, an Internet television network, rose on the company’s negotiations to enter the China market. Shares of Kraft Foods, a maker of packaged foods and beverages, strengthened on news of its merger with H.J. Heinz Co. Shares of Altera, a semiconductor manufacturer, rose on speculation that Intel Corp. was negotiating to buy the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, the portfolio managers ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. For the six month reporting period, the Fund’s average long exposure was 108% and its average short exposure was -75%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Lowe’s Cos., Inc.	2.8%
2.	Union Pacific Corp.	2.6
3.	Avago Technologies Ltd., (Singapore)	2.6
4.	Lam Research Corp.	2.5
5.	ACE Ltd., (Switzerland)	2.2
6.	United Technologies Corp.	1.8
7.	Biogen, Inc.	1.8
8.	Honeywell International, Inc.	1.8
9.	Morgan Stanley	1.6
10.	Adobe Systems, Inc.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Southern Co. (The)	3.0%
2.	3M Co.	2.3
3.	Intel Corp.	2.2
4.	NVIDIA Corp.	2.2
5.	General Electric Co.	2.0
6.	Progressive Corp. (The)	1.7
7.	Netflix, Inc.	1.7
8.	Lockheed Martin Corp.	1.7
9.	Boeing Co. (The)	1.7
10.	AbbVie, Inc.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	19.2%
Financials	19.2
Consumer Discretionary	16.8
Industrials	14.1
Health Care	10.8
Consumer Staples	5.3
Utilities	5.1
Energy	4.8
Materials	4.4
Others (each less than 1.0%)	0.3
Short-Term Investment	0.0 (a)

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	19.8%
Industrials	17.3
Consumer Discretionary	16.1
Information Technology	12.1
Consumer Staples	9.5
Health Care	8.0
Utilities	6.9
Materials	5.8
Energy	3.4
Telecommunication Services	1.1

*	Percentages indicated are based on total long investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.
(a)	Rounds to less than 0.1%.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	May 28, 2010
Without Sales Charge		(1.42)%	2.28%	5.16%	3.30%
With Sales Charge**		(6.58)	(3.10)	3.28	2.17
CLASS C SHARES	May 28, 2010
Without CDSC		(1.70)	1.77	4.63	2.77
With CDSC***		(2.70)	0.77	4.63	2.77
CLASS R5 SHARES	May 28, 2010	(1.22)	2.72	5.64	3.75
SELECT CLASS SHARES	May 28, 2010	(1.35)	2.50	5.42	3.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/10 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from May 28, 2010 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	(2.13)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 4/30/2015 (In Thousands)	$664,736

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2015.

The Fund’s security selection in the media and industrial cyclical sectors detracted from performance relative to the Benchmark, while security selection in the banks & brokers sector and the energy sector contributed to relative performance returns for the reporting period.

Leading individual detractors from relative performance included the Fund’s short positions in Netflix Inc., Boeing Co. and Kraft Foods Group Inc. Shares of Netflix, an Internet television network, rose on the company’s negotiations to enter the China market. Shares of Boeing, an aerospace and aircraft manufacturing company, rose after the company reaffirmed its earnings and revenue forecasts. Shares of Kraft Foods, a maker of packaged foods and beverages, strengthened on news of its merger with H.J. Heinz Co.

Leading individual contributors to the Fund’s relative performance included its long positions in Avago Technologies Inc. and

Constellation Brands Inc., and its short position in Intel Corp.

Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgraded their networks for so-called 4G smartphones. Shares of Constellation Brands, a maker of alcoholic beverages, rose on strong quarterly earnings and its prospects for further growth. Shares of Intel, a semiconductor manufacturer, fell after the company lowered its revenue forecast for first quarter of 2015.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Union Pacific Corp.	2.6%
2.	Avago Technologies Ltd., (Singapore)	2.5
3.	Lam Research Corp.	2.3
4.	Lowe’s Cos., Inc.	2.2
5.	ACE Ltd., (Switzerland)	2.1
6.	Honeywell International, Inc.	1.9
7.	United Technologies Corp.	1.7
8.	Biogen, Inc.	1.4
9.	Morgan Stanley	1.3
10.	Fluor Corp.	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Intel Corp.	2.0%
2.	NVIDIA Corp.	2.0
3.	Southern Co. (The)	1.9
4.	3M Co.	1.9
5.	Exxon Mobil Corp.	1.6
6.	General Electric Co.	1.6
7.	Netflix, Inc.	1.5
8.	Lockheed Martin Corp.	1.5
9.	AT&T, Inc.	1.5
10.	Boeing Co. (The)	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Financials	16.6%
Information Technology	15.6
Industrials	13.9
Consumer Discretionary	13.5
Health Care	8.9
Consumer Staples	5.4
Utilities	4.8
Materials	4.3
Energy	3.7
Others (each less than 1.0%)	0.3
Short-Term Investments	13.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	18.5%
Consumer Discretionary	17.0
Industrials	14.6
Information Technology	14.5
Health Care	9.6
Consumer Staples	9.3
Utilities	5.1
Energy	4.9
Materials	4.8
Telecommunication Services	1.7

*	Percentages indicated are based on total long investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		(2.30)%	0.14%	(0.45)%	1.73%
With Sales Charge**		(7.43)	(5.12)	(1.52)	1.18
CLASS B SHARES	February 28, 2002
Without CDSC		(2.63)	(0.42)	(0.95)	1.33
With CDSC***		(7.63)	(5.42)	(1.37)	1.33
CLASS C SHARES	November 2, 2009
Without CDSC		(2.55)	(0.35)	(0.94)	1.24
With CDSC****		(3.55)	(1.35)	(0.94)	1.24
INSTITUTIONAL CLASS SHARES	December 31, 1998	(2.13)	0.59	0.05	2.24
SELECT CLASS SHARES	November 2, 2009	(2.23)	0.33	(0.21)	2.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (4/30/05 to 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns for Class C Shares would have been similar to Class B Shares because Class C Shares have similar expenses to Class B Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion. The Board of Trustees of the Fund has approved the automatic conversion of the Fund’s Class B Shares into Class A Shares on June 19, 2015. On June 19, 2015, all Class B Shares of the Fund will automatically convert to Class A Shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 103.7% (j)
Common Stocks — 103.7%
	Consumer Discretionary — 17.5%
	Auto Components — 0.8%
8	Delphi Automotive plc, (United Kingdom)	668
10	Johnson Controls, Inc.	509

		1,177

	Hotels, Restaurants & Leisure — 2.6%
4	Brinker International, Inc.	194
15	Carnival Corp.	662
22	Royal Caribbean Cruises Ltd.	1,507
26	Starbucks Corp.	1,275

		3,638

	Household Durables — 2.3%
13	D.R. Horton, Inc.	341
8	Harman International Industries, Inc.	1,056
42	PulteGroup, Inc.	806
27	Toll Brothers, Inc. (a)	961

		3,164

	Internet & Catalog Retail — 0.2%
1	Amazon.com, Inc. (a)	240

	Media — 5.7%
15	CBS Corp. (Non-Voting), Class B	941
4	Charter Communications, Inc., Class A (a)	698
5	Comcast Corp., Class A	309
15	DISH Network Corp., Class A (a)	987
111	Sirius XM Holdings, Inc. (a)	438
22	Time Warner, Inc.	1,873
13	Time, Inc.	290
51	Twenty-First Century Fox, Inc., Class B	1,685
8	Walt Disney Co. (The)	837

		8,058

	Multiline Retail — 0.5%
9	Dollar General Corp.	671

	Specialty Retail — 4.7%
1	AutoZone, Inc. (a)	619
20	Best Buy Co., Inc.	706
59	Lowe’s Cos., Inc.	4,047
20	TJX Cos., Inc. (The)	1,303

		6,675

	Textiles, Apparel & Luxury Goods — 0.7%
6	lululemon athletica, Inc., (Canada) (a)	376
3	Ralph Lauren Corp.	352

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
4	V.F. Corp.	289

		1,017

	Total Consumer Discretionary	24,640

	Consumer Staples — 5.5%
	Beverages — 2.5%
13	Coca-Cola Enterprises, Inc.	570
8	Constellation Brands, Inc., Class A (a)	931
12	Dr. Pepper Snapple Group, Inc.	904
8	Molson Coors Brewing Co., Class B	577
6	PepsiCo, Inc.	582

		3,564

	Food & Staples Retailing — 1.1%
8	Costco Wholesale Corp.	1,134
7	Kroger Co. (The)	462

		1,596

	Food Products — 0.9%
6	Archer-Daniels-Midland Co.	294
5	Hershey Co. (The)	418
13	Mondelez International, Inc., Class A	515

		1,227

	Household Products — 0.7%
2	Kimberly-Clark Corp.	200
10	Procter & Gamble Co. (The)	772

		972

	Tobacco — 0.3%
5	Philip Morris International, Inc.	414

	Total Consumer Staples	7,773

	Energy — 5.0%
	Energy Equipment & Services — 1.4%
17	Baker Hughes, Inc.	1,141
12	Halliburton Co.	568
24	Weatherford International plc, (Switzerland) (a)	346

		2,055

	Oil, Gas & Consumable Fuels — 3.6%
10	Anadarko Petroleum Corp.	912
4	Concho Resources, Inc. (a)	453
15	EOG Resources, Inc.	1,489
3	EQT Corp.	255
5	Marathon Oil Corp.	168
9	Occidental Petroleum Corp.	722

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Oil, Gas & Consumable Fuels — continued
4	Pioneer Natural Resources Co.	630
9	TransCanada Corp., (Canada)	399

		5,028

	Total Energy	7,083

	Financials — 19.9%
	Banks — 4.1%
78	Bank of America Corp.	1,249
21	BB&T Corp.	785
18	Citigroup, Inc.	962
5	East West Bancorp, Inc.	184
19	Fifth Third Bancorp	373
28	KeyCorp	399
3	SVB Financial Group (a)	430
24	Wells Fargo & Co.	1,330

		5,712

	Capital Markets — 4.6%
7	Bank of New York Mellon Corp. (The)	298
30	Charles Schwab Corp. (The)	911
5	E*TRADE Financial Corp. (a)	149
3	Goldman Sachs Group, Inc. (The)	507
33	Invesco Ltd.	1,348
11	Legg Mason, Inc.	558
61	Morgan Stanley	2,278
6	State Street Corp.	453

		6,502

	Consumer Finance — 0.5%
17	Ally Financial, Inc. (a)	372
15	Santander Consumer USA Holdings, Inc.	363

		735

	Diversified Financial Services — 0.9%
3	Intercontinental Exchange, Inc.	689
14	Voya Financial, Inc.	605

		1,294

	Insurance — 6.4%
30	ACE Ltd., (Switzerland)	3,218
27	American International Group, Inc.	1,547
5	Assurant, Inc.	291
6	Axis Capital Holdings Ltd., (Bermuda)	295
3	Everest Re Group Ltd., (Bermuda)	499
29	MetLife, Inc.	1,481
9	Principal Financial Group, Inc.	445
32	XL Group plc, (Ireland)	1,189

		8,965

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 3.4%
2	American Tower Corp.	219
9	AvalonBay Communities, Inc.	1,479
4	Boston Properties, Inc.	474
20	Brixmor Property Group, Inc.	462
5	Healthcare Realty Trust, Inc.	137
15	Liberty Property Trust	510
23	Prologis, Inc.	930
10	Regency Centers Corp.	609

		4,820

	Total Financials	28,028

	Health Care — 11.2%
	Biotechnology — 2.9%
4	Alexion Pharmaceuticals, Inc. (a)	719
7	Biogen, Inc. (a)	2,604
8	Celgene Corp. (a)	833

		4,156

	Health Care Equipment & Supplies — 2.3%
19	Abbott Laboratories	874
123	Boston Scientific Corp. (a)	2,189
3	Halyard Health, Inc. (a)	136

		3,199

	Health Care Providers & Services — 4.2%
13	Aetna, Inc.	1,350
7	Cigna Corp.	884
9	Humana, Inc.	1,497
7	McKesson Corp.	1,526
6	UnitedHealth Group, Inc.	690

		5,947

	Health Care Technology — 0.1%
3	Cerner Corp. (a)	180

	Pharmaceuticals — 1.7%
2	Actavis plc (a)	503
18	Bristol-Myers Squibb Co.	1,148
21	Pfizer, Inc.	702

		2,353

	Total Health Care	15,835

	Industrials — 14.7%
	Aerospace & Defense — 3.7%
26	Honeywell International, Inc.	2,589
23	United Technologies Corp.	2,651

		5,240

	Air Freight & Logistics — 0.3%
2	FedEx Corp.	358

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Airlines — 1.7%
27	Delta Air Lines, Inc.	1,211
19	United Continental Holdings, Inc. (a)	1,148

		2,359

	Building Products — 0.2%
11	Masco Corp.	290

	Construction & Engineering — 1.3%
31	Fluor Corp.	1,890

	Electrical Equipment — 1.0%
20	Eaton Corp. plc	1,389

	Machinery — 2.3%
7	Cummins, Inc.	955
21	PACCAR, Inc.	1,352
5	Parker-Hannifin Corp.	583
4	SPX Corp.	320

		3,210

	Road & Rail — 4.2%
9	Canadian Pacific Railway Ltd., (Canada)	1,752
11	CSX Corp.	380
36	Union Pacific Corp.	3,818

		5,950

	Total Industrials	20,686

	Information Technology — 19.9%
	Electronic Equipment, Instruments & Components — 0.1%
3	TE Connectivity Ltd., (Switzerland)	202

	Internet Software & Services — 3.9%
27	Facebook, Inc., Class A (a)	2,101
2	Google, Inc., Class A (a)	1,262
4	Google, Inc., Class C (a)	2,193

		5,556

	IT Services — 4.0%
23	Accenture plc, (Ireland), Class A	2,130
4	Alliance Data Systems Corp. (a)	1,082
26	Cognizant Technology Solutions Corp., Class A (a)	1,542
11	Fidelity National Information Services, Inc.	690
3	Jack Henry & Associates, Inc.	206

		5,650

	Semiconductors & Semiconductor Equipment — 8.3%
28	Applied Materials, Inc.	558
32	Avago Technologies Ltd., (Singapore)	3,735
16	Broadcom Corp., Class A	694
21	Freescale Semiconductor Ltd. (a)	813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
14	KLA-Tencor Corp.	823
48	Lam Research Corp.	3,622
10	NXP Semiconductors N.V., (Netherlands) (a)	1,001
5	Skyworks Solutions, Inc.	420

		11,666

	Software — 2.8%
29	Adobe Systems, Inc. (a)	2,206
22	Microsoft Corp.	1,054
5	VMware, Inc., Class A (a)	422
3	Workday, Inc., Class A (a)	250

		3,932

	Technology Hardware, Storage & Peripherals — 0.8%
9	Apple, Inc.	1,111

	Total Information Technology	28,117

	Materials — 4.5%
	Chemicals — 3.2%
2	Ashland, Inc.	302
8	Axiall Corp.	330
18	Dow Chemical Co. (The)	914
22	E.I. du Pont de Nemours & Co.	1,644
28	Mosaic Co. (The)	1,233
1	Praxair, Inc.	144

		4,567

	Construction Materials — 0.2%
2	Martin Marietta Materials, Inc.	224

	Containers & Packaging — 0.5%
14	Crown Holdings, Inc. (a)	747

	Metals & Mining — 0.6%
49	Alcoa, Inc.	657
9	United States Steel Corp.	217

		874

	Total Materials	6,412

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
2	SBA Communications Corp., Class A (a)	279
5	T-Mobile USA, Inc. (a)	154

	Total Telecommunication Services	433

	Utilities — 5.2%
	Electric Utilities — 2.8%
19	Edison International	1,174
25	Exelon Corp.	865

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Electric Utilities — continued
15	NextEra Energy, Inc.	1,494
11	Xcel Energy, Inc.	359

		3,892

	Gas Utilities — 0.3%
6	AGL Resources, Inc.	286
9	Questar Corp.	215

		501

	Multi-Utilities — 2.1%
19	CenterPoint Energy, Inc.	403
25	CMS Energy Corp.	853
17	NiSource, Inc.	743
19	PG&E Corp.	984

		2,983

	Total Utilities	7,376

	Total Common Stocks (Cost $125,306)	146,383

Short-Term Investment — 0.0% (g)
	Investment Company —0.0% (g)
6	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $6)	6

	Total Investments — 103.7% (Cost $125,312)	146,389
	Liabilities in Excess of Other Assets — (3.7)%	(5,294)

	NET ASSETS — 100.0%	$141,095

Short Positions — 69.5%
Common Stocks — 69.5%
	Consumer Discretionary — 11.2%
	Auto Components — 1.3%
7	Autoliv, Inc., (Sweden)	834
17	BorgWarner, Inc.	983

		1,817

	Hotels, Restaurants & Leisure — 2.8%
15	Darden Restaurants, Inc.	950
22	Hilton Worldwide Holdings, Inc. (a)	642
11	Hyatt Hotels Corp., Class A (a)	647
3	Marriott International, Inc., Class A	218
10	McDonald’s Corp.	988
4	Starwood Hotels & Resorts Worldwide, Inc.	309
3	Yum! Brands, Inc.	234

		3,988

	Internet & Catalog Retail — 1.6%
76	Groupon, Inc. (a)	527

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — continued
3	Netflix, Inc. (a)	1,709

		2,236

	Leisure Products — 1.2%
10	Hasbro, Inc.	692
34	Mattel, Inc.	954

		1,646

	Media — 2.5%
13	AMC Networks, Inc., Class A (a)	949
23	Interpublic Group of Cos., Inc. (The)	487
16	News Corp., Class A (a)	259
7	Omnicom Group, Inc.	542
15	Scripps Networks Interactive, Inc., Class A	1,064
4	Viacom, Inc., Class B	267

		3,568

	Multiline Retail — 0.3%
6	Nordstrom, Inc.	456

	Specialty Retail — 0.8%
7	Abercrombie & Fitch Co., Class A	160
7	Bed Bath & Beyond, Inc. (a)	505
5	CarMax, Inc. (a)	372
4	DSW, Inc.,, Class A	137

		1,174

	Textiles, Apparel & Luxury Goods — 0.7%
3	NIKE, Inc., Class B	318
8	Under Armour, Inc., Class A (a)	604

		922

	Total Consumer Discretionary	15,807

	Consumer Staples — 6.6%
	Beverages — 0.7%
1	Boston Beer Co., Inc. (The), Class A (a)	131
8	Brown-Forman Corp., Class B	744
3	Coca-Cola Co. (The)	115

		990

	Food & Staples Retailing — 1.9%
2	CVS Health Corp.	229
25	Sysco Corp.	920
7	Wal-Mart Stores, Inc.	533
20	Whole Foods Market, Inc.	952

		2,634

	Food Products — 2.9%
5	Campbell Soup Co.	212

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Food Products — continued
15	General Mills, Inc.	852
13	Kellogg Co.	837
14	Kraft Foods Group, Inc.	1,150
11	Mead Johnson Nutrition Co.	1,074

		4,125

	Household Products — 1.0%
10	Church & Dwight Co., Inc.	778
1	Clorox Co. (The)	143
8	Colgate-Palmolive Co.	547

		1,468

	Tobacco — 0.1%
3	Altria Group, Inc.	142

	Total Consumer Staples	9,359

	Energy — 2.3%
	Energy Equipment & Services — 0.5%
2	Cameron International Corp. (a)	89
6	FMC Technologies, Inc. (a)	269
12	Tenaris S.A., (Luxembourg), ADR	363

		721

	Oil, Gas & Consumable Fuels — 1.8%
1	Chevron Corp.	130
5	ConocoPhillips	325
8	Exxon Mobil Corp.	722
3	Kinder Morgan, Inc.	150
6	ONEOK, Inc.	297
6	QEP Resources, Inc.	135
18	Spectra Energy Corp.	672
3	Williams Cos., Inc. (The)	154

		2,585

	Total Energy	3,306

	Financials — 13.8%
	Banks — 3.6%
12	Associated Banc-Corp.	217
17	BancorpSouth, Inc.	403
10	Bank of Hawaii Corp.	614
10	Commerce Bancshares, Inc.	441
5	CVB Financial Corp.	73
15	First Horizon National Corp.	217
53	First Niagara Financial Group, Inc.	484
6	Glacier Bancorp, Inc.	149
2	PNC Financial Services Group, Inc. (The)	216
5	Signature Bank (a)	666
11	Synovus Financial Corp.	303

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
13	U.S. Bancorp	572
10	UMB Financial Corp.	476
31	Valley National Bancorp	293

		5,124

	Capital Markets — 0.9%
9	Franklin Resources, Inc.	453
2	Northern Trust Corp.	157
7	T. Rowe Price Group, Inc.	579

		1,189

	Diversified Financial Services — 0.2%
3	CME Group, Inc.	276

	Insurance — 5.2%
2	Aflac, Inc.	143
13	Allstate Corp. (The)	934
6	Aon plc, (United Kingdom)	551
7	Arch Capital Group Ltd., (Bermuda) (a)	447
9	Chubb Corp. (The)	885
64	Progressive Corp. (The)	1,713
18	Torchmark Corp.	1,010
6	Travelers Cos., Inc. (The)	618
18	W.R. Berkley Corp.	903
3	Willis Group Holdings plc, (United Kingdom)	145

		7,349

	Real Estate Investment Trusts (REITs) — 3.6%
8	Brandywine Realty Trust	121
4	Crown Castle International Corp.	357
6	Digital Realty Trust, Inc.	360
5	Federal Realty Investment Trust	635
3	Health Care REIT, Inc.	247
5	Healthcare Trust of America, Inc., Class A	133
6	Home Properties, Inc.	447
63	Medical Properties Trust, Inc.	880
2	Simon Property Group, Inc.	278
16	UDR, Inc.	528
12	Ventas, Inc.	798
3	Vornado Realty Trust	284

		5,068

	Thrifts & Mortgage Finance — 0.3%
26	People’s United Financial, Inc.	387

	Total Financials	19,393

	Health Care — 5.6%
	Biotechnology — 1.0%
11	Alkermes plc, (Ireland) (a)	588

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Biotechnology — continued
5	Amgen, Inc.	799

		1,387

	Health Care Equipment & Supplies — 1.6%
12	Baxter International, Inc.	813
2	C.R. Bard, Inc.	371
9	Medtronic plc, (Ireland)	675
4	Varian Medical Systems, Inc. (a)	379

		2,238

	Health Care Providers & Services — 1.0%
5	Cardinal Health, Inc.	409
3	Express Scripts Holding Co. (a)	297
3	HCA Holdings, Inc. (a)	216
7	Premier, Inc., Class A (a)	278
1	Tenet Healthcare Corp. (a)	70
1	Universal Health Services, Inc., Class B	74

		1,344

	Health Care Technology — 0.1%
3	Medidata Solutions, Inc. (a)	163

	Pharmaceuticals — 1.9%
22	AbbVie, Inc.	1,404
19	Eli Lilly & Co.	1,347

		2,751

	Total Health Care	7,883

	Industrials — 12.0%
	Aerospace & Defense — 3.3%
12	Boeing Co. (The)	1,680
9	Lockheed Martin Corp.	1,702
12	Raytheon Co.	1,296

		4,678

	Air Freight & Logistics — 1.5%
16	C.H. Robinson Worldwide, Inc.	1,014
11	United Parcel Service, Inc., Class B	1,116

		2,130

	Building Products — 0.1%
3	Fortune Brands Home & Security, Inc.	145

	Commercial Services & Supplies — 0.3%
12	ADT Corp. (The)	469

	Electrical Equipment — 0.7%
8	Rockwell Automation, Inc.	925

	Industrial Conglomerates — 3.1%
14	3M Co.	2,229

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
2	Danaher Corp.	157
72	General Electric Co.	1,946

		4,332

	Machinery — 0.8%
2	Deere & Co.	162
11	Illinois Tool Works, Inc.	1,003

		1,165

	Road & Rail — 1.3%
6	Canadian National Railway Co., (Canada)	358
33	Heartland Express, Inc.	692
10	Knight Transportation, Inc.	300
21	Werner Enterprises, Inc.	561

		1,911

	Trading Companies & Distributors — 0.9%
22	Fastenal Co.	938
1	W.W. Grainger, Inc.	295

		1,233

	Total Industrials	16,988

	Information Technology — 8.4%
	Communications Equipment — 0.7%
26	Cisco Systems, Inc.	762
9	Juniper Networks, Inc.	237

		999

	Internet Software & Services — 0.2%
9	AOL, Inc. (a)	369

	IT Services — 0.3%
1	International Business Machines Corp.	238
4	VeriFone Systems, Inc. (a)	153

		391

	Semiconductors & Semiconductor Equipment — 5.5%
30	Altera Corp.	1,257
10	Analog Devices, Inc.	626
15	Atmel Corp.	117
67	Intel Corp.	2,176
11	Linear Technology Corp.	518
97	NVIDIA Corp.	2,146
40	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	974

		7,814

	Software — 0.5%
5	Oracle Corp.	219

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Software — continued
6	SAP SE, (Germany), ADR	450

		669

	Technology Hardware, Storage & Peripherals — 1.2%
11	EMC Corp.	306
23	Seagate Technology plc	1,337

		1,643

	Total Information Technology	11,885

	Materials — 4.1%
	Chemicals — 2.5%
1	Air Products & Chemicals, Inc.	184
2	Airgas, Inc.	242
5	Cabot Corp.	195
6	Celanese Corp., Series A	383
9	Eastman Chemical Co.	677
4	Ecolab, Inc.	415
10	Monsanto Co.	1,115
9	OM Group, Inc.	274

		3,485

	Containers & Packaging — 0.7%
8	AptarGroup, Inc.	481
4	Bemis Co., Inc.	201
4	Packaging Corp. of America	253

		935

	Metals & Mining — 0.9%
52	AK Steel Holding Corp. (a)	264
33	Freeport-McMoRan, Inc.	758
6	Nucor Corp.	290

		1,312

	Total Materials	5,732

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
26	AT&T, Inc.	900
3	Verizon Communications, Inc.	150

	Total Telecommunication Services	1,050

	Utilities — 4.8%
	Electric Utilities — 3.1%
6	Duke Energy Corp.	443
3	Entergy Corp.	260
17	Eversource Energy	827
66	Southern Co. (The)	2,907

		4,437

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 1.5%
10	Ameren Corp.	422
5	Consolidated Edison, Inc.	310
7	Dominion Resources, Inc.	507
15	SCANA Corp.	817

		2,056

	Water Utilities — 0.2%
8	Aqua America, Inc.	221

	Total Utilities	6,714

	Total Securities Sold Short (Proceeds $95,001)	$98,117

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.4% (j)
Common Stocks — 86.5%
	Consumer Discretionary — 13.4%
	Auto Components — 0.6%
28	Delphi Automotive plc, (United Kingdom)	2,340
31	Johnson Controls, Inc.	1,567

		3,907

	Hotels, Restaurants & Leisure — 2.0%
48	Carnival Corp.	2,119
88	Royal Caribbean Cruises Ltd.	5,976
109	Starbucks Corp.	5,404

		13,499

	Household Durables — 1.7%
36	D.R. Horton, Inc.	902
37	Harman International Industries, Inc.	4,837
141	PulteGroup, Inc.	2,725
75	Toll Brothers, Inc. (a)	2,662

		11,126

	Internet & Catalog Retail — 0.1%
3	Amazon.com, Inc. (a)	1,097

	Media — 4.3%
36	CBS Corp. (Non-Voting), Class B	2,224
16	Charter Communications, Inc., Class A (a)	2,937
20	Comcast Corp., Class A	1,132
46	DISH Network Corp., Class A (a)	3,133
492	Sirius XM Holdings, Inc. (a)	1,943
82	Time Warner, Inc.	6,938
43	Time, Inc.	991
197	Twenty-First Century Fox, Inc., Class B	6,570
24	Walt Disney Co. (The)	2,588

		28,456

	Multiline Retail — 0.3%
28	Dollar General Corp.	2,065

	Specialty Retail — 3.8%
4	AutoZone, Inc. (a)	2,421
85	Best Buy Co., Inc.	2,956
211	Lowe’s Cos., Inc.	14,509
7	Tiffany & Co.	595
72	TJX Cos., Inc. (The)	4,627

		25,108

	Textiles, Apparel & Luxury Goods — 0.6%
27	lululemon athletica, Inc., (Canada) (a)	1,718
9	Ralph Lauren Corp.	1,161
18	V.F. Corp.	1,268

		4,147

	Total Consumer Discretionary	89,405

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.3%
	Beverages — 2.4%
66	Coca-Cola Enterprises, Inc.	2,931
38	Constellation Brands, Inc., Class A (a)	4,429
55	Dr. Pepper Snapple Group, Inc.	4,082
34	Molson Coors Brewing Co., Class B	2,488
26	PepsiCo, Inc.	2,426

		16,356

	Food & Staples Retailing — 1.0%
31	Costco Wholesale Corp.	4,435
30	Kroger Co. (The)	2,095

		6,530

	Food Products — 0.8%
28	Archer-Daniels-Midland Co.	1,369
14	Hershey Co. (The)	1,250
66	Mondelez International, Inc., Class A	2,534

		5,153

	Household Products — 0.8%
15	Kimberly-Clark Corp.	1,645
49	Procter & Gamble Co. (The)	3,912

		5,557

	Tobacco — 0.3%
22	Philip Morris International, Inc.	1,828

	Total Consumer Staples	35,424

	Energy — 3.7%
	Energy Equipment & Services — 1.0%
50	Baker Hughes, Inc.	3,437
36	Halliburton Co.	1,738
86	Weatherford International plc, (Switzerland) (a)	1,245

		6,420

	Oil, Gas & Consumable Fuels — 2.7%
32	Anadarko Petroleum Corp.	2,973
13	Concho Resources, Inc. (a)	1,685
55	EOG Resources, Inc.	5,403
12	EQT Corp.	1,061
60	Marathon Oil Corp.	1,872
20	Occidental Petroleum Corp.	1,564
12	Pioneer Natural Resources Co.	2,091
26	TransCanada Corp., (Canada)	1,221

		17,870

	Total Energy	24,290

	Financials — 16.5%
	Banks — 3.7%
301	Bank of America Corp.	4,794
85	BB&T Corp.	3,243

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Banks — continued
73	Citigroup, Inc.	3,880
19	East West Bancorp, Inc.	767
86	Fifth Third Bancorp	1,720
126	KeyCorp	1,822
15	SVB Financial Group (a)	2,011
114	Wells Fargo & Co.	6,288

		24,525

	Capital Markets — 3.9%
34	Bank of New York Mellon Corp. (The)	1,452
113	Charles Schwab Corp. (The)	3,431
24	E*TRADE Financial Corp. (a)	680
10	Goldman Sachs Group, Inc. (The)	1,954
132	Invesco Ltd.	5,476
25	Legg Mason, Inc.	1,332
236	Morgan Stanley	8,790
32	State Street Corp.	2,460

		25,575

	Consumer Finance — 0.4%
63	Ally Financial, Inc. (a)	1,388
51	Santander Consumer USA Holdings, Inc.	1,265

		2,653

	Diversified Financial Services — 0.6%
8	Intercontinental Exchange, Inc.	1,863
57	Voya Financial, Inc.	2,418

		4,281

	Insurance — 5.2%
127	ACE Ltd., (Switzerland)	13,636
99	American International Group, Inc.	5,590
21	Assurant, Inc.	1,278
26	Axis Capital Holdings Ltd., (Bermuda)	1,353
11	Everest Re Group Ltd., (Bermuda)	1,914
111	MetLife, Inc.	5,673
33	Principal Financial Group, Inc.	1,672
97	XL Group plc, (Ireland)	3,612

		34,728

	Real Estate Investment Trusts (REITs) — 2.7%
10	American Tower Corp.	955
29	AvalonBay Communities, Inc.	4,705
13	Boston Properties, Inc.	1,725
77	Brixmor Property Group, Inc.	1,813
24	Healthcare Realty Trust, Inc.	624
64	Liberty Property Trust	2,244
71	Prologis, Inc.	2,841

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
46	Regency Centers Corp.	2,897

		17,804

	Total Financials	109,566

	Health Care — 8.8%
	Biotechnology — 2.2%
15	Alexion Pharmaceuticals, Inc. (a)	2,555
25	Biogen, Inc. (a)	9,236
28	Celgene Corp. (a)	3,002

		14,793

	Health Care Equipment & Supplies — 1.7%
83	Abbott Laboratories	3,848
419	Boston Scientific Corp. (a)	7,468

		11,316

	Health Care Providers & Services — 3.6%
38	Aetna, Inc.	4,104
30	Cigna Corp.	3,714
31	Humana, Inc.	5,200
35	McKesson Corp.	7,752
30	UnitedHealth Group, Inc.	3,342

		24,112

	Health Care Technology — 0.1%
10	Cerner Corp. (a)	704

	Pharmaceuticals — 1.2%
6	Actavis plc (a)	1,584
59	Bristol-Myers Squibb Co.	3,741
74	Pfizer, Inc.	2,494

		7,819

	Total Health Care	58,744

	Industrials — 13.9%
	Aerospace & Defense — 3.5%
121	Honeywell International, Inc.	12,252
97	United Technologies Corp.	11,073

		23,325

	Air Freight & Logistics — 0.2%
10	FedEx Corp.	1,662

	Airlines — 1.6%
115	Delta Air Lines, Inc.	5,134
88	United Continental Holdings, Inc. (a)	5,227

		10,361

	Building Products — 0.1%
36	Masco Corp.	951

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Construction & Engineering — 1.2%
135	Fluor Corp.	8,107

	Electrical Equipment — 1.0%
95	Eaton Corp. plc	6,509

	Machinery — 2.3%
34	Cummins, Inc.	4,715
95	PACCAR, Inc.	6,197
22	Parker-Hannifin Corp.	2,614
19	SPX Corp.	1,463

		14,989

	Road & Rail — 4.0%
39	Canadian Pacific Railway Ltd., (Canada)	7,375
43	CSX Corp.	1,551
164	Union Pacific Corp.	17,400

		26,326

	Total Industrials	92,230

	Information Technology — 15.5%
	Electronic Equipment, Instruments & Components — 0.1%
14	TE Connectivity Ltd., (Switzerland)	932

	Internet Software & Services — 2.7%
102	Facebook, Inc., Class A (a)	8,066
6	Google, Inc., Class A (a)	3,128
12	Google, Inc., Class C (a)	6,627

		17,821

	IT Services — 3.0%
74	Accenture plc, (Ireland), Class A	6,828
13	Alliance Data Systems Corp. (a)	3,984
95	Cognizant Technology Solutions Corp., Class A (a)	5,538
43	Fidelity National Information Services, Inc.	2,681
11	Jack Henry & Associates, Inc.	738

		19,769

	Semiconductors & Semiconductor Equipment — 7.3%
88	Applied Materials, Inc.	1,738
139	Avago Technologies Ltd., (Singapore)	16,201
68	Broadcom Corp., Class A	3,001
90	Freescale Semiconductor Ltd. (a)	3,526
62	KLA-Tencor Corp.	3,628
198	Lam Research Corp.	14,972
33	NXP Semiconductors N.V., (Netherlands) (a)	3,210
21	Skyworks Solutions, Inc.	1,919

		48,195

	Software — 1.8%
96	Adobe Systems, Inc. (a)	7,309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
73	Microsoft Corp.	3,565
15	VMware, Inc., Class A (a)	1,278

		12,152

	Technology Hardware, Storage & Peripherals — 0.6%
33	Apple, Inc.	4,143

	Total Information Technology	103,012

	Materials — 4.3%
	Chemicals — 3.0%
11	Ashland, Inc.	1,327
30	Axiall Corp.	1,226
85	Dow Chemical Co. (The)	4,340
99	E.I. du Pont de Nemours & Co.	7,232
116	Mosaic Co. (The)	5,113
6	Praxair, Inc.	683

		19,921

	Construction Materials — 0.2%
7	Martin Marietta Materials, Inc.	998

	Containers & Packaging — 0.5%
67	Crown Holdings, Inc. (a)	3,652

	Metals & Mining — 0.6%
246	Alcoa, Inc.	3,300
33	United States Steel Corp.	788

		4,088

	Total Materials	28,659

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
11	SBA Communications Corp., Class A (a)	1,239
20	T-Mobile USA, Inc. (a)	664

	Total Telecommunication Services	1,903

	Utilities — 4.8%
	Electric Utilities — 2.6%
80	Edison International	4,900
121	Exelon Corp.	4,116
66	NextEra Energy, Inc.	6,651
51	Xcel Energy, Inc.	1,731

		17,398

	Gas Utilities — 0.3%
25	AGL Resources, Inc.	1,252
38	Questar Corp.	893

		2,145

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Multi-Utilities — 1.9%
86	CenterPoint Energy, Inc.	1,795
107	CMS Energy Corp.	3,613
70	NiSource, Inc.	3,060
75	PG&E Corp.	3,974

		12,442

	Total Utilities	31,985

	Total Common Stocks (Cost $446,240)	575,218

Short-Term Investments — 12.9%
	Investment Company —12.8%
84,898	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l)	84,898

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligations — 0.1%
1,060	U.S. Treasury Bill, 0.056%, 05/28/15 (k) (n)	1,060

	Total Short-Term Investments (Cost $85,958)	85,958

	Total Investments — 99.4% (Cost $532,198)	661,176
	Other Assets in Excess of Liabilities — 0.6%	3,560

	NET ASSETS — 100.0%	$664,736

SHARES
Short Positions — 83.8%
Common Stocks — 83.8%
	Consumer Discretionary — 14.3%
	Auto Components — 1.3%
34	Autoliv, Inc., (Sweden)	4,072
77	BorgWarner, Inc.	4,529

		8,601

	Automobiles — 0.3%
143	Ford Motor Co.	2,251

	Hotels, Restaurants & Leisure — 3.6%
12	Choice Hotels International, Inc.	695
83	Darden Restaurants, Inc.	5,280
128	Hilton Worldwide Holdings, Inc. (a)	3,698
55	Hyatt Hotels Corp., Class A (a)	3,216
15	Marriott International, Inc., Class A	1,161
63	McDonald’s Corp.	6,073
28	Starwood Hotels & Resorts Worldwide, Inc.	2,398
16	Yum! Brands, Inc.	1,401

		23,922

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — 0.4%
16	Mohawk Industries, Inc. (a)	2,707

	Internet & Catalog Retail — 1.7%
396	Groupon, Inc. (a)	2,741
15	Netflix, Inc. (a)	8,459

		11,200

	Leisure Products — 1.7%
58	Hasbro, Inc.	4,134
253	Mattel, Inc.	7,111

		11,245

	Media — 3.2%
69	AMC Networks, Inc., Class A (a)	5,213
69	Discovery Communications, Inc., Class A (a)	2,233
141	Interpublic Group of Cos., Inc. (The)	2,945
73	News Corp., Class A (a)	1,157
32	Omnicom Group, Inc.	2,455
82	Scripps Networks Interactive, Inc., Class A	5,735
23	Viacom, Inc., Class B	1,611

		21,349

	Multiline Retail — 0.6%
34	Nordstrom, Inc.	2,539
16	Target Corp.	1,281

		3,820

	Specialty Retail — 0.9%
45	Bed Bath & Beyond, Inc. (a)	3,192
30	CarMax, Inc. (a)	2,009
18	DSW, Inc.,, Class A	642

		5,843

	Textiles, Apparel & Luxury Goods — 0.6%
13	NIKE, Inc., Class B	1,324
33	Under Armour, Inc., Class A (a)	2,567

		3,891

	Total Consumer Discretionary	94,829

	Consumer Staples — 7.8%
	Beverages — 0.7%
3	Boston Beer Co., Inc. (The), Class A (a)	619
35	Brown-Forman Corp., Class B	3,190
19	Coca-Cola Co. (The)	783

		4,592

	Food & Staples Retailing — 3.2%
40	CVS Health Corp.	4,001
147	Sysco Corp.	5,432
28	Walgreens Boots Alliance, Inc.	2,339

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Food & Staples Retailing — continued
66	Wal-Mart Stores, Inc.	5,112
87	Whole Foods Market, Inc.	4,170

		21,054

	Food Products — 2.8%
22	Campbell Soup Co.	970
62	General Mills, Inc.	3,448
67	Kellogg Co.	4,256
62	Kraft Foods Group, Inc.	5,263
51	Mead Johnson Nutrition Co.	4,901

		18,838

	Household Products — 1.0%
46	Church & Dwight Co., Inc.	3,762
6	Clorox Co. (The)	669
34	Colgate-Palmolive Co.	2,274

		6,705

	Tobacco — 0.1%
13	Altria Group, Inc.	666

	Total Consumer Staples	51,855

	Energy — 4.1%
	Energy Equipment & Services — 0.7%
20	Cameron International Corp. (a)	1,102
35	FMC Technologies, Inc. (a)	1,548
67	Tenaris S.A., (Luxembourg), ADR	2,074

		4,724

	Oil, Gas & Consumable Fuels — 3.4%
38	Chevron Corp.	4,231
41	ConocoPhillips	2,805
103	Exxon Mobil Corp.	9,025
31	Kinder Morgan, Inc.	1,318
20	ONEOK, Inc.	957
49	QEP Resources, Inc.	1,105
66	Spectra Energy Corp.	2,449
13	Williams Cos., Inc. (The)	676

		22,566

	Total Energy	27,290

	Financials — 15.5%
	Banks — 4.7%
133	Associated Banc-Corp.	2,510
80	BancorpSouth, Inc.	1,936
56	Bank of Hawaii Corp.	3,385
53	Commerce Bancshares, Inc.	2,281

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
22	CVB Financial Corp.	340
130	First Horizon National Corp.	1,856
329	First Niagara Financial Group, Inc.	2,988
26	Glacier Bancorp, Inc.	693
18	PNC Financial Services Group, Inc. (The)	1,614
20	Signature Bank (a)	2,652
101	Synovus Financial Corp.	2,785
63	U.S. Bancorp	2,695
53	UMB Financial Corp.	2,616
293	Valley National Bancorp	2,760

		31,111

	Capital Markets — 1.9%
2	BlackRock, Inc.	582
79	Federated Investors, Inc., Class B	2,704
32	Franklin Resources, Inc.	1,660
42	Northern Trust Corp.	3,036
49	T. Rowe Price Group, Inc.	4,000
19	TD Ameritrade Holding Corp.	689

		12,671

	Diversified Financial Services — 0.2%
14	CME Group, Inc.	1,227

	Insurance — 5.3%
11	Aflac, Inc.	668
65	Allstate Corp. (The)	4,556
33	Aon plc, (United Kingdom)	3,195
32	Arch Capital Group Ltd., (Bermuda) (a)	1,948
47	Chubb Corp. (The)	4,622
301	Progressive Corp. (The)	8,014
84	Torchmark Corp.	4,688
28	Travelers Cos., Inc. (The)	2,791
90	W.R. Berkley Corp.	4,394
14	Willis Group Holdings plc, (United Kingdom)	676

		35,552

	Real Estate Investment Trusts (REITs) — 3.0%
33	Brandywine Realty Trust	475
19	Crown Castle International Corp.	1,562
27	Digital Realty Trust, Inc.	1,682
19	Federal Realty Investment Trust	2,570
16	Health Care REIT, Inc.	1,126
25	Healthcare Trust of America, Inc., Class A	658
20	Home Properties, Inc.	1,475
191	Medical Properties Trust, Inc.	2,672
7	Simon Property Group, Inc.	1,307

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Real Estate Investment Trusts (REITs) — continued
48	UDR, Inc.	1,588
51	Ventas, Inc.	3,537
12	Vornado Realty Trust	1,263

		19,915

	Thrifts & Mortgage Finance — 0.4%
174	People’s United Financial, Inc.	2,624

	Total Financials	103,100

	Health Care — 8.0%
	Biotechnology — 1.3%
70	Alkermes plc, (Ireland) (a)	3,898
31	Amgen, Inc.	4,911

		8,809

	Health Care Equipment & Supplies — 2.1%
65	Baxter International, Inc.	4,475
10	C.R. Bard, Inc.	1,607
1	Intuitive Surgical, Inc. (a)	645
58	Medtronic plc, (Ireland)	4,318
20	Varian Medical Systems, Inc. (a)	1,733
13	Zimmer Holdings, Inc.	1,428

		14,206

	Health Care Providers & Services — 1.6%
7	AmerisourceBergen Corp.	811
29	Cardinal Health, Inc.	2,480
11	DaVita HealthCare Partners, Inc. (a)	876
42	Express Scripts Holding Co. (a)	3,607
13	HCA Holdings, Inc. (a)	955
32	Premier, Inc., Class A (a)	1,194
7	Tenet Healthcare Corp. (a)	311
3	Universal Health Services, Inc., Class B	327

		10,561

	Health Care Technology — 0.5%
41	Medidata Solutions, Inc. (a)	2,191
52	Quality Systems, Inc.	803

		2,994

	Pharmaceuticals — 2.5%
113	AbbVie, Inc.	7,313
109	Eli Lilly & Co.	7,829
30	Merck & Co., Inc.	1,781

		16,923

	Total Health Care	53,493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.3%
	Aerospace & Defense — 3.4%
57	Boeing Co. (The)	8,113
44	Lockheed Martin Corp.	8,266
57	Raytheon Co.	5,892

		22,271

	Air Freight & Logistics — 1.6%
71	C.H. Robinson Worldwide, Inc.	4,584
58	United Parcel Service, Inc., Class B	5,851

		10,435

	Commercial Services & Supplies — 0.3%
56	ADT Corp. (The)	2,117

	Electrical Equipment — 0.7%
38	Rockwell Automation, Inc.	4,507

	Industrial Conglomerates — 3.0%
68	3M Co.	10,588
12	Danaher Corp.	958
322	General Electric Co.	8,717

		20,263

	Machinery — 0.6%
8	Deere & Co.	702
37	Illinois Tool Works, Inc.	3,494

		4,196

	Professional Services — 0.1%
6	Advisory Board Co. (The) (a)	322

	Road & Rail — 1.7%
33	Canadian National Railway Co., (Canada)	2,097
216	Heartland Express, Inc.	4,520
52	Knight Transportation, Inc.	1,504
118	Werner Enterprises, Inc.	3,177

		11,298

	Trading Companies & Distributors — 0.9%
108	Fastenal Co.	4,611
6	W.W. Grainger, Inc.	1,416

		6,027

	Total Industrials	81,436

	Information Technology — 12.1%
	Communications Equipment — 1.4%
218	Cisco Systems, Inc.	6,273
68	Juniper Networks, Inc.	1,807
20	QUALCOMM, Inc.	1,380

		9,460

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Internet Software & Services — 0.4%
61	AOL, Inc. (a)	2,446
16	Yahoo!, Inc. (a)	660

		3,106

	IT Services — 1.0%
18	International Business Machines Corp.	3,049
26	Vantiv, Inc., Class A (a)	1,003
68	VeriFone Systems, Inc. (a)	2,432

		6,484

	Semiconductors & Semiconductor Equipment — 6.9%
157	Altera Corp.	6,548
86	Analog Devices, Inc.	5,324
59	Atmel Corp.	449
351	Intel Corp.	11,409
71	Linear Technology Corp.	3,254
503	NVIDIA Corp.	11,166
319	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	7,784

		45,934

	Software — 1.1%
45	Oracle Corp.	1,959
69	SAP SE, (Germany), ADR	5,230

		7,189

	Technology Hardware, Storage & Peripherals — 1.3%
67	EMC Corp.	1,806
114	Seagate Technology plc	6,717

		8,523

	Total Information Technology	80,696

	Materials — 4.0%
	Chemicals — 2.7%
7	Air Products & Chemicals, Inc.	961
13	Airgas, Inc.	1,327
30	Cabot Corp.	1,300
26	Celanese Corp., Series A	1,692
43	Eastman Chemical Co.	3,262
24	Ecolab, Inc.	2,654
46	Monsanto Co.	5,288
46	OM Group, Inc.	1,375

		17,859

	Containers & Packaging — 0.6%
29	AptarGroup, Inc.	1,806
19	Bemis Co., Inc.	869
16	Packaging Corp. of America	1,079

		3,754

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.7%
227	AK Steel Holding Corp. (a)	1,153
127	Freeport-McMoRan, Inc.	2,957
20	Nucor Corp.	965

		5,075

	Total Materials	26,688

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
235	AT&T, Inc.	8,154
13	Verizon Communications, Inc.	661

		8,815

	Wireless Telecommunication Services — 0.1%
129	Sprint Corp. (a)	661

	Total Telecommunication Services	9,476

	Utilities — 4.3%
	Electric Utilities — 2.6%
25	Duke Energy Corp.	1,900
12	Entergy Corp.	942
73	Eversource Energy	3,555
242	Southern Co. (The)	10,707

		17,104

	Multi-Utilities — 1.6%
53	Ameren Corp.	2,178
23	Consolidated Edison, Inc.	1,410
36	Dominion Resources, Inc.	2,580
11	DTE Energy Co.	836
67	SCANA Corp.	3,566

		10,570

	Water Utilities — 0.1%
25	Aqua America, Inc.	678

	Total Utilities	28,352

	Total Securities Sold Short (Proceeds $523,945)	$557,215

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(154)	E-mini S&P 500	06/19/15	$(16,008)	$134

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	23

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund		Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$146,383		$576,278
Investments in affiliates, at value	6		84,898

Total investment securities, at value	146,389		661,176
Cash	18		36
Deposits at broker for securities sold short	92,883		561,708
Receivables:
Investment securities sold	3,026		14,081
Fund shares sold	240		621
Interest and dividends from non-affiliates	86		328
Dividends from affiliates	—	(a)	3
Variation margin on futures contracts	—		157

Total Assets	242,642		1,238,110

LIABILITIES:
Payables:
Securities sold short, at value	98,117		557,215
Dividend expense to non-affiliates on securities sold short	108		628
Investment securities purchased	2,932		14,449
Interest expense to non-affiliates on securities sold short	—		61
Fund shares redeemed	131		260
Accrued liabilities:
Investment advisory fees	136		522
Administration fees	—	(a)	—
Distribution fees	12		20
Shareholder servicing fees	27		78
Custodian and accounting fees	22		20
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)
Other	62		121

Total Liabilities	101,547		573,374

Net Assets	$141,095		$664,736

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Research Equity Long/Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$132,469	$644,988
Accumulated undistributed (distributions in excess of) net investment income	(2,561)	(16,070)
Accumulated net realized gains (losses)	(6,774)	(60,024)
Net unrealized appreciation (depreciation)	17,961	95,842

Total Net Assets	$141,095	$664,736

Net Assets:
Class A	$55,454	$65,699
Class B	—	280
Class C	1,100	9,906
Class R5	60	—
Institutional Class	—	250,619
Select Class	84,481	338,232

Total	$141,095	$664,736

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,360	4,551
Class B	—	20
Class C	68	722
Class R5	4	—
Institutional Class	—	16,542
Select Class	5,054	22,649

Net Asset Value (a):
Class A — Redemption price per share	$16.51	$14.44
Class B — Offering price per share (b)	—	13.72
Class C — Offering price per share (b)	16.08	13.72
Class R5 — Offering and redemption price per share	16.89	—
Institutional Class — Offering and redemption price per share	—	15.15
Select Class — Offering and redemption price per share	16.71	14.93
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.42	$15.24

Cost of investments in non-affiliates	$125,306	$447,300
Cost of investments in affiliates	6	84,898
Proceeds from securities sold short	95,001	523,945

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	Research Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,519	$7,653
Dividend income from affiliates	— (a)	13

Total investment income	1,519	7,666

EXPENSES:
Investment advisory fees	822	4,340
Administration fees	54	285
Distribution fees:
Class A	74	92
Class B	—	1
Class C	4	39
Shareholder servicing fees:
Class A	74	92
Class B	—	1
Class C	1	13
Class R5	— (a)	—
Institutional Class	—	133
Select Class	89	430
Custodian and accounting fees	25	25
Professional fees	28	31
Trustees’ and Chief Compliance Officer’s fees	— (a)	3
Printing and mailing costs	6	23
Registration and filing fees	29	51
Transfer agent fees	4	13
Sub-transfer agent fee (See Note 2.E)	28	110
Other	4	6
Dividend expense to non-affiliates on securities sold short	1,196	7,490
Interest expense to non-affiliates on securities sold short	90	353

Total expenses	2,528	13,531

Less fees waived	(179)	(1,572)
Less expense reimbursements	—	(38)
Net expenses	2,349	11,921

Net investment income (loss)	(830)	(4,255)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,472	61,669
Futures	—	(316)
Securities sold short	(11,613)	(77,891)

Net realized gain (loss)	(3,141)	(16,538)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(4,640)	(40,235)
Futures	—	352
Securities sold short	6,497	45,463

Change in net unrealized appreciation/depreciation	1,857	5,580

Net realized/unrealized gains (losses)	(1,284)	(10,958)

Change in net assets resulting from operations	$(2,114)	$(15,213)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(830)	$(1,993)	$(4,255)	$(14,061)
Net realized gain (loss)	(3,141)	1,168	(16,538)	17,092
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	1,857	8,721	5,580	28,218

Change in net assets resulting from operations	(2,114)	7,896	(15,213)	31,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(1,620)	(1,630)	(2,115)	—
Class B
From net realized gains	—	—	(9)	—
Class C
From net realized gains	(22)	(19)	(293)	—
Class R5
From net realized gains	(2)	(2)	—	—
Institutional Class
From net realized gains	—	—	(6,577)	—
Select Class
From net realized gains	(1,669)	(1,619)	(8,645)	—

Total distributions to shareholders	(3,313)	(3,270)	(17,639)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,356	40,519	(16,272)	(30,921)

NET ASSETS:
Change in net assets	9,929	45,145	(49,124)	329
Beginning of period	131,166	86,021	713,860	713,531

End of period	$141,095	$131,166	$664,736	$713,860

Accumulated undistributed (distributions in excess of) net investment income	$(2,561)	$(1,731)	$(16,070)	$(11,815)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,374	$32,033	$6,778	$35,459
Distributions reinvested	1,614	1,626	2,088	—
Cost of shares redeemed	(15,007)	(20,430)	(21,857)	(45,543)

Change in net assets resulting from Class A capital transactions	$(4,019)	$13,229	$(12,991)	$(10,084)

Class B
Proceeds from shares issued	$—	$—	$1	$10
Distributions reinvested	—	—	7	—
Cost of shares redeemed	—	—	(41)	(237)

Change in net assets resulting from Class B capital transactions	$—	$—	$(33)	$(227)

Class C
Proceeds from shares issued	$399	$417	$666	$1,111
Distributions reinvested	22	19	271	—
Cost of shares redeemed	(31)	(282)	(1,401)	(4,809)

Change in net assets resulting from Class C capital transactions	$390	$154	$(464)	$(3,698)

Class R5
Proceeds from shares issued	$—	$— (a)	$—	$—
Distributions reinvested	2	2	—	—

Change in net assets resulting from Class R5 capital transactions	$2	$2	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$41,316	$125,384
Distributions reinvested	—	—	4,044	—
Cost of shares redeemed	—	—	(54,140)	(184,116)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(8,780)	$(58,732)

Select Class
Proceeds from shares issued	$36,184	$43,183	$17,588	$111,145
Distributions reinvested	1,059	912	8,531	—
Cost of shares redeemed	(18,260)	(16,961)	(20,123)	(69,325)

Change in net assets resulting from Select Class capital transactions	$18,983	$27,134	$5,996	$41,820

Total change in net assets resulting from capital transactions	$15,356	$40,519	$(16,272)	$(30,921)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Equity Long/Short Fund		Research Market Neutral Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	557	1,903	459	2,374
Reinvested	97	101	141	—
Redeemed	(893)	(1,219)	(1,485)	(3,037)

Change in Class A Shares	(239)	785	(885)	(663)

Class B
Issued	—	—	— (a)	1
Reinvested	—	—	1	—
Redeemed	—	—	(4)	(17)

Change in Class B Shares	—	—	(3)	(16)

Class C
Issued	24	25	47	78
Reinvested	1	1	19	—
Redeemed	(2)	(17)	(99)	(339)

Change in Class C Shares	23	9	(33)	(261)

Class R5
Issued	1	—	—	—
Reinvested	— (a)	— (a)	—	—

Change in Class R5 Shares	1	— (a)	—	—

Institutional Class
Issued	—	—	2,674	8,077
Reinvested	—	—	261	—
Redeemed	—	—	(3,511)	(11,840)

Change in Institutional Class Shares	—	—	(576)	(3,763)

Select Class
Issued	2,127	2,555	1,157	7,249
Reinvested	63	56	559	—
Redeemed	(1,071)	(1,009)	(1,318)	(4,510)

Change in Select Class Shares	1,119	1,602	398	2,739

(a)	Amount rounds to less than 1,000 shares

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Equity Long/Short Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$17.20	$(0.11	)(g)	$(0.13)	$(0.24)	$(0.45)	$16.51
Year Ended October 31, 2014	16.53	(0.34	)(g)	1.59	1.25	(0.58)	17.20
Year Ended October 31, 2013	15.39	(0.33	)(g)	1.47	1.14	—	16.53
Year Ended October 31, 2012	14.88	(0.27	)(g)	0.78	0.51	—	15.39
Year Ended October 31, 2011	15.41	(0.33	)(g)	(0.18)	(0.51)	(0.02)	14.88
May 28, 2010(h) through October 31, 2010	15.00	(0.13	)(g)	0.54	0.41	—	15.41

Class C
Six Months Ended April 30, 2015 (Unaudited)	16.81	(0.16	)(g)	(0.12)	(0.28)	(0.45)	16.08
Year Ended October 31, 2014	16.24	(0.41	)(g)	1.56	1.15	(0.58)	16.81
Year Ended October 31, 2013	15.20	(0.40	)(g)	1.44	1.04	—	16.24
Year Ended October 31, 2012	14.77	(0.34	)(g)	0.77	0.43	—	15.20
Year Ended October 31, 2011	15.38	(0.39	)(g)	(0.20)	(0.59)	(0.02)	14.77
May 28, 2010(h) through October 31, 2010	15.00	(0.13	)(g)	0.51	0.38	—	15.38

Class R5
Six Months Ended April 30, 2015 (Unaudited)	17.56	(0.08	)(g)	(0.14)	(0.22)	(0.45)	16.89
Year Ended October 31, 2014	16.78	(0.26	)(g)	1.62	1.36	(0.58)	17.56
Year Ended October 31, 2013	15.56	(0.26	)(g)	1.48	1.22	—	16.78
Year Ended October 31, 2012	14.98	(0.21	)(g)	0.79	0.58	—	15.56
Year Ended October 31, 2011	15.44	(0.27	)(g)	(0.17)	(0.44)	(0.02)	14.98
May 28, 2010(h) through October 31, 2010	15.00	(0.08	)(g)	0.52	0.44	—	15.44

Select Class
Six Months Ended April 30, 2015 (Unaudited)	17.39	(0.10	)(g)	(0.13)	(0.23)	(0.45)	16.71
Year Ended October 31, 2014	16.66	(0.30	)(g)	1.61	1.31	(0.58)	17.39
Year Ended October 31, 2013	15.48	(0.28	)(g)	1.46	1.18	—	16.66
Year Ended October 31, 2012	14.93	(0.24	)(g)	0.79	0.55	—	15.48
Year Ended October 31, 2011	15.43	(0.29	)(g)	(0.19)	(0.48)	(0.02)	14.93
May 28, 2010(h) through October 31, 2010	15.00	(0.09	)(g)	0.52	0.43	—	15.43

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.75% and 2.05% for the six months ended April 30, 2015, 1.75% and 2.08% for the year ended October 31, 2014, 1.75% and 2.19% for 2013, 1.75% and 2.09% for 2012, 1.75% and 2.29% for 2011 and 1.75% and 3.24% for 2010; for Class C are 2.25% and 2.56% for the six months ended April 30, 2015, 2.25% and 2.58% for the year ended October 31, 2014, 2.25% and 2.69% for 2013, 2.25% and 2.59% for 2012, 2.25% and 2.73% for 2011 and 2.22% and 5.40% for 2010; for Class R5 are 1.30% and 1.54% for the six months ended April 30, 2015, 1.30% and 1.63% for the year ended October 31, 2014, 1.30% and 1.74% for 2013, 1.30% and 1.64% for 2012, 1.30% and 1.83% for 2011 and 1.28% and 5.22% for 2010; for Select Class are 1.50% and 1.74% for the six months ended April 30, 2015, 1.50% and 1.83% for the year ended October 31, 2014, 1.50% and 1.93% for 2013, 1.50% and 1.83% for 2012, 1.50% and 2.04% for 2011 and 1.48% and 5.39% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate between/among classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

(1.42)%	$55,454	3.71%	(1.29)%	4.01%		89%	157%
7.82	61,909	3.75	(2.01)	4.08		97	187
7.41	46,503	3.98	(2.03)	4.42		91	156
3.43	40,031	3.97	(1.81)	4.31		92	159
(3.29)	60,605	4.09	(2.19)	4.63		151	255
2.73	54,311	3.73	(1.96)	5.22	(i)	63	313

(1.70)	1,100	4.21	(1.96)	4.52		89	157
7.33	752	4.25	(2.51)	4.58		97	187
6.84	579	4.48	(2.53)	4.92		91	156
2.91	578	4.47	(2.33)	4.81		92	159
(3.82)	657	4.59	(2.62)	5.07		151	255
2.53	156	4.03	(2.08)	7.21	(i)	63	313

(1.27)	60	3.26	(0.86)	3.50		89	157
8.38	61	3.30	(1.56)	3.63		97	187
7.84	56	3.53	(1.58)	3.97		91	156
3.87	52	3.50	(1.39)	3.84		92	159
(2.83)	50	3.64	(1.75)	4.17		151	255
2.93	51	3.16	(1.31)	7.10	(i)	63	313

(1.35)	84,481	3.46	(1.13)	3.70		89	157
8.13	68,444	3.50	(1.76)	3.83		97	187
7.62	38,883	3.73	(1.74)	4.16		91	156
3.68	15,806	3.68	(1.58)	4.01		92	159
(3.09)	13,016	3.84	(1.89)	4.38		151	255
2.87	5,197	3.36	(1.51)	7.27	(i)	63	313

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Research Market Neutral Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$15.17	$(0.11	)(g)	$(0.23)	$(0.34)	$(0.39)
Year Ended October 31, 2014	14.58	(0.34	)(g)	0.93	0.59	—
Year Ended October 31, 2013	14.44	(0.35	)(g)	0.49	0.14	—
Year Ended October 31, 2012	14.71	(0.35	)(g)	0.08	(0.27)	—
Year Ended October 31, 2011	15.30	(0.35	)(g)	(0.24)	(0.59)	—
Year Ended October 31, 2010	15.39	(0.31	)(g)	0.37	0.06	(0.15)

Class B
Six Months Ended April 30, 2015 (Unaudited)	14.48	(0.14	)(g)	(0.23)	(0.37)	(0.39)
Year Ended October 31, 2014	13.98	(0.39	)(g)	0.89	0.50	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.48	0.07	—
Year Ended October 31, 2012	14.25	(0.40	)(g)	0.06	(0.34)	—
Year Ended October 31, 2011	14.89	(0.41	)(g)	(0.23)	(0.64)	—
Year Ended October 31, 2010	15.05	(0.38	)(g)	0.37	(0.01)	(0.15)

Class C
Six Months Ended April 30, 2015 (Unaudited)	14.48	(0.14	)(g)	(0.23)	(0.37)	(0.39)
Year Ended October 31, 2014	13.99	(0.39	)(g)	0.88	0.49	—
Year Ended October 31, 2013	13.91	(0.41	)(g)	0.49	0.08	—
Year Ended October 31, 2012	14.25	(0.41	)(g)	0.07	(0.34)	—
Year Ended October 31, 2011	14.89	(0.40	)(g)	(0.24)	(0.64)	—
November 2, 2009(h) through October 31, 2010	15.07	(0.36	)(g)	0.33	(0.03)	(0.15)

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	15.87	(0.08	)(g)	(0.25)	(0.33)	(0.39)
Year Ended October 31, 2014	15.17	(0.27	)(g)	0.97	0.70	—
Year Ended October 31, 2013	14.95	(0.29	)(g)	0.51	0.22	—
Year Ended October 31, 2012	15.16	(0.29	)(g)	0.08	(0.21)	—
Year Ended October 31, 2011	15.68	(0.27	)(g)	(0.25)	(0.52)	—
Year Ended October 31, 2010	15.69	(0.23	)(g)	0.37	0.14	(0.15)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	15.66	(0.10	)(g)	(0.24)	(0.34)	(0.39)
Year Ended October 31, 2014	15.02	(0.31	)(g)	0.95	0.64	—
Year Ended October 31, 2013	14.83	(0.32	)(g)	0.51	0.19	—
Year Ended October 31, 2012	15.08	(0.32	)(g)	0.07	(0.25)	—
Year Ended October 31, 2011	15.64	(0.31	)(g)	(0.25)	(0.56)	—
November 2, 2009(h) through October 31, 2010	15.70	(0.27	)(g)	0.36	0.09	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.99% for the six months ended April 30, 2015, 1.49% and 1.91% for the year ended October 31, 2014, 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012, 1.48% and 1.93% for 2011 and 1.48% and 1.95% for 2010; for Class B are 1.99% and 2.61% for the six months ended April 30, 2015, 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for 2013, 1.99% and 2.48% for 2012, 1.98% and 2.43% for 2011 and 1.98% and 2.45% for 2010; for Class C are 1.99% and 2.49% for the six months ended April 30, 2015, 1.99% and 2.41% for the year ended October 31, 2014, 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012, 1.98% and 2.43% for 2011 and 1.99% and 2.45% for 2010; for Institutional Class are 0.98% and 1.51% for the six months ended April 30, 2015, 0.99% and 1.51% for the year ended October 31, 2014, 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012, 0.98% and 1.53% for 2011 and 0.98% and 1.55% for 2010; for Select Class are 1.23% and 1.63% for the six months ended April 30, 2015, 1.25% and 1.66% for the year ended October 31, 2014, 1.24% and 1.66% for 2013, 1.24% and 1.74% for 2012, 1.23% and 1.68% for 2011 and 1.23% and 1.70% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

$14.44	(2.30)%	$65,699	3.74%	(1.40)%	4.25%	78%	171%
15.17	4.05	82,477	3.82	(2.26)	4.24	90	192
14.58	0.97	88,944	4.24	(2.42)	4.68	75	149
14.44	(1.84)	116,146	4.46	(2.47)	4.96	82	186
14.71	(3.86)	165,089	4.04	(2.32)	4.49	105	231
15.30	0.42	337,177	3.75	(2.02)	4.22	182	473

13.72	(2.63)	280	4.25	(1.94)	4.87	78	171
14.48	3.58	330	4.32	(2.76)	4.74	90	192
13.98	0.50	542	4.74	(2.94)	5.18	75	149
13.91	(2.39)	741	4.96	(2.93)	5.45	82	186
14.25	(4.30)	1,547	4.54	(2.82)	4.99	105	231
14.89	(0.04)	2,479	4.35	(2.57)	4.82	182	473

13.72	(2.63)	9,906	4.25	(1.98)	4.75	78	171
14.48	3.50	10,933	4.32	(2.76)	4.74	90	192
13.99	0.58	14,209	4.74	(2.92)	5.18	75	149
13.91	(2.39)	19,275	4.96	(2.97)	5.46	82	186
14.25	(4.30)	27,566	4.54	(2.79)	4.99	105	231
14.89	(0.17)	25,121	4.11	(2.46)	4.57	182	473

15.15	(2.13)	250,619	3.24	(0.99)	3.77	78	171
15.87	4.61	271,595	3.32	(1.76)	3.84	90	192
15.17	1.47	316,843	3.74	(1.91)	4.28	75	149
14.95	(1.39)	337,565	3.99	(1.98)	4.59	82	186
15.16	(3.32)	517,140	3.54	(1.79)	4.09	105	231
15.68	0.93	465,026	3.20	(1.49)	3.77	182	473

14.93	(2.23)	338,232	3.49	(1.24)	3.89	78	171
15.66	4.26	348,525	3.57	(2.01)	3.99	90	192
15.02	1.28	292,993	3.99	(2.15)	4.43	75	149
14.83	(1.66)	290,794	4.17	(2.19)	4.67	82	186
15.08	(3.58)	341,976	3.79	(2.06)	4.24	105	231
15.64	0.60	610,302	3.34	(1.73)	3.81	182	473

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Diversified
Research Market Neutral Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). On June 19, 2015, all Class B Shares automatically converted to Class A Shares of the Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years. No sales charges are assessed with respect to Class R5, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Research Equity Long/Short Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$146,389	$—	$—	$146,389

Total Liabilities for Securities Sold Short (a)	$(98,117)	$—	$—	$(98,117)

Research Market Neutral Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$660,116	$1,060	$—	$661,176

Total Liabilities for Securities Sold Short (a)	$(557,215)	$—	$—	$(557,215)

Appreciation in Other Financial Instruments
Futures Contracts	$134	$—	$—	$134

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2015.

B. Futures Contracts — Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2015 (amounts in thousands):

Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$8,658
Ending Notional Balance Short	16,008

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2015, the Funds had outstanding short sales as listed on their SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2015 are as follows (amounts in thousands):

	Class A	Class B		Class C		Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	$22	n/a		$—	(a)	$—	n/a	$6
Research Market Neutral Fund	43	$—	(a)	6		n/a	$47	14

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

38	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Research Equity Long/Short Fund	0.25%	n/a	0.75%
Research Market Neutral Fund	0.25	0.75%	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Research Equity Long/Short Fund	$—	(a)	$—
Research Market Neutral Fund	2		—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	0.25%	n/a	0.25%	0.05%	n/a	0.25%
Research Market Neutral Fund	0.25	0.25%	0.25	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Select Class
Research Equity Long/Short Fund	1.75%	n/a	2.25%	1.30%	n/a	1.50%
Research Market Neutral Fund	1.50	2.00%	2.00	n/a	1.00%	1.25

The expense limitation agreements were in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Research Equity Long/Short Fund	$101	$54	$24	$179	$—
Research Market Neutral Fund	1,047	285	179	1,511	38

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were as follows (amounts in thousands):

Research Equity Long/Short Fund	$—	(a)
Research Market Neutral Fund	61

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Research Equity Long/Short Fund	$130,094	$123,052	$94,959	$101,687
Research Market Neutral Fund	492,286	594,234	483,785	614,395

40	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Research Equity Long/Short Fund	$125,312	$22,074	$997	$21,077
Research Market Neutral Fund	532,198	132,427	3,449	128,978

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, approximately 41.9% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of April 30, 2015, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Goldman Sachs & Co. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively. As of June 11, 2015, Research Market Neutral Fund pledged substantially all of its assets to Citigroup N.A. for securities sold short.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$985.80	$18.27	3.71%
Hypothetical	1,000.00	1,006.40	18.46	3.71
Class C
Actual	1,000.00	983.00	20.70	4.21
Hypothetical	1,000.00	1,003.92	20.92	4.21
Class R5
Actual	1,000.00	987.30	16.06	3.26
Hypothetical	1,000.00	1,008.63	16.24	3.26
Select Class
Actual	1,000.00	986.50	17.04	3.46
Hypothetical	1,000.00	1,007.64	17.22	3.46

Research Market Neutral Fund
Class A
Actual	1,000.00	977.00	18.33	3.74
Hypothetical	1,000.00	1,006.25	18.60	3.74
Class B
Actual	1,000.00	973.70	20.80	4.25
Hypothetical	1,000.00	1,003.72	21.11	4.25
Class C
Actual	1,000.00	973.70	20.80	4.25
Hypothetical	1,000.00	1,003.72	21.11	4.25
Institutional Class
Actual	1,000.00	978.70	15.90	3.24
Hypothetical	1,000.00	1,008.73	16.14	3.24
Select Class
Actual	1,000.00	977.70	17.11	3.49
Hypothetical	1,000.00	1,007.49	17.37	3.49

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-SPEC-415

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2015 (Unaudited)

JPMorgan Market Neutral Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(2.33)%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%

Net Assets as of 4/30/2015 (In Thousands)	$95,034

INVESTMENT OBJECTIVE**

The JPMorgan Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks, while neutralizing the general risks associated with stock market investing.

HOW DID THE MARKET PERFORM?

While the U.S. Federal Reserve (the “Fed”) ended its multi-billion dollar asset purchasing program by the start of November 2014, the central bank held interest rates near historical lows, which bolstered domestic financial markets throughout the six month period. Falling global oil prices, earnings growth and mergers and acquisitions activity also benefitted U.S. equity prices, which closed at record highs in each of the months in the reporting period, except February. For the six months ended April 30, 2015, the S&P 500 Index returned 4.40%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2015.

During the six month reporting period, the Fund’s security selection in the media and basic materials sectors was a leading detractor from performance relative to the Benchmark, while its security selection in the banks & brokers sector and the pharmaceutical & health care sector was a leading positive contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its short positions in Netflix Inc., Boeing Co. and Kraft Foods Group Inc. Shares of Netflix, an Internet television network, rose on the company’s negotiations to enter the China market. Shares of Boeing, an aerospace and aircraft manufacturing company, rose after the company reaffirmed its earnings and revenue forecasts. Shares of Kraft Foods, a maker of packaged foods and beverages, strengthened on news of its merger with H.J. Heinz Co.

Leading individual contributors to the Fund’s performance relative to the Benchmark included its long positions in Avago Technologies Ltd. and Constellation Brands Inc. and its short position in Intel Corp. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgrade their networks for smart phones. Shares of Constellation Brands, a maker of alcoholic beverages, rose on strong quarterly earnings and its prospects for further growth. Shares of Intel, a semiconductor manufacturer, fell after the company lowered its revenue forecast for first quarter of 2015.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large- and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Union Pacific Corp.	2.6%
2.	Avago Technologies Ltd., (Singapore)	2.4
3.	Lam Research Corp.	2.2
4.	Lowe’s Cos., Inc.	2.2
5.	ACE Ltd., (Switzerland)	2.0
6.	Honeywell International, Inc.	1.9
7.	United Technologies Corp.	1.7
8.	Biogen, Inc.	1.4
9.	Morgan Stanley	1.3
10.	Facebook, Inc., Class A	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Intel Corp.	2.1%
2.	NVIDIA Corp.	2.0
3.	Southern Co. (The)	1.9
4.	3M Co.	1.9
5.	Exxon Mobil Corp.	1.6
6.	Netflix, Inc.	1.5
7.	General Electric Co.	1.5
8.	Lockheed Martin Corp.	1.5
9.	AT&T, Inc.	1.5
10.	Eli Lilly & Co.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	16.3%
Information Technology	15.4
Industrials	13.8
Consumer Discretionary	13.5
Health Care	8.8
Consumer Staples	5.3
Utilities	4.8
Materials	4.3
Energy	3.6
Others (each less than 1.0%)	0.3
Short-Term Investment	13.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Financials	18.5%
Consumer Discretionary	17.1
Information Technology	14.6
Industrials	14.6
Health Care	9.7
Consumer Staples	9.3
Utilities	5.1
Materials	4.8
Energy	4.6
Telecommunication Services	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2005
Without Sales Charge		(2.44)%	0.14%	(1.49)%	0.23%
With Sales Charge**		(7.58)	(5.15)	(2.55)	(0.34)
CLASS C SHARES	November 30, 2005
Without CDSC		(2.67)	(0.36)	(1.98)	(0.27)
With CDSC***		(3.67)	(1.36)	(1.98)	(0.27)
SELECT CLASS SHARES	November 30, 2005	(2.33)	0.34	(1.25)	0.48

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market-Neutral Funds Index from November 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market-Neutral Funds Index includes expenses asso-

ciated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market-Neutral Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 100.0% (j)
Common Stocks — 86.1%
		Consumer Discretionary — 13.5%
		Auto Components — 0.6%
4		Delphi Automotive plc, (United Kingdom)	332
4		Johnson Controls, Inc.	225

			557

		Hotels, Restaurants & Leisure — 2.1%
7		Carnival Corp.	326
13		Royal Caribbean Cruises Ltd.	862
16		Starbucks Corp.	778

			1,966

		Household Durables — 1.6%
5		D.R. Horton, Inc.	128
5		Harman International Industries, Inc.	681
20		PulteGroup, Inc.	391
10		Toll Brothers, Inc. (a)	372

			1,572

		Internet & Catalog Retail — 0.2%
—	(h)	Amazon.com, Inc. (a)	153

		Media — 4.3%
5		CBS Corp. (Non-Voting), Class B	342
2		Charter Communications, Inc., Class A (a)	426
3		Comcast Corp., Class A	167
7		DISH Network Corp., Class A (a)	444
70		Sirius XM Holdings, Inc. (a)	277
12		Time Warner, Inc.	981
6		Time, Inc.	140
27		Twenty-First Century Fox, Inc., Class B	911
3		Walt Disney Co. (The)	372

			4,060

		Multiline Retail — 0.3%
4		Dollar General Corp.	300

		Specialty Retail — 3.8%
1		AutoZone, Inc. (a)	353
12		Best Buy Co., Inc.	420
30		Lowe’s Cos., Inc.	2,077
1		Tiffany & Co.	88
11		TJX Cos., Inc. (The)	694

			3,632

		Textiles, Apparel & Luxury Goods — 0.6%
4		lululemon athletica, Inc., (Canada) (a)	250
1		Ralph Lauren Corp.	165

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — continued
2	V.F. Corp.	181

		596

	Total Consumer Discretionary	12,836

	Consumer Staples — 5.3%
	Beverages — 2.5%
9	Coca-Cola Enterprises, Inc.	411
6	Constellation Brands, Inc., Class A (a)	675
8	Dr. Pepper Snapple Group, Inc.	584
5	Molson Coors Brewing Co., Class B	353
4	PepsiCo, Inc.	340

		2,363

	Food & Staples Retailing — 0.9%
4	Costco Wholesale Corp.	619
4	Kroger Co. (The)	296

		915

	Food Products — 0.8%
4	Archer-Daniels-Midland Co.	194
2	Hershey Co. (The)	184
9	Mondelez International, Inc., Class A	360

		738

	Household Products — 0.8%
2	Kimberly-Clark Corp.	235
7	Procter & Gamble Co. (The)	555

		790

	Tobacco — 0.3%
3	Philip Morris International, Inc.	257

	Total Consumer Staples	5,063

	Energy — 3.6%
	Energy Equipment & Services — 1.0%
7	Baker Hughes, Inc.	486
5	Halliburton Co.	254
12	Weatherford International plc, (Switzerland) (a)	178

		918

	Oil, Gas & Consumable Fuels — 2.6%
5	Anadarko Petroleum Corp.	434
1	Concho Resources, Inc. (a)	180
8	EOG Resources, Inc.	761
2	EQT Corp.	149
9	Marathon Oil Corp.	266
3	Occidental Petroleum Corp.	235
2	Pioneer Natural Resources Co.	300

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Oil, Gas & Consumable Fuels — continued
4	TransCanada Corp., (Canada)	175

		2,500

	Total Energy	3,418

	Financials — 16.3%
	Banks — 3.6%
42	Bank of America Corp.	674
12	BB&T Corp.	452
10	Citigroup, Inc.	544
3	East West Bancorp, Inc.	105
12	Fifth Third Bancorp	243
18	KeyCorp	254
2	SVB Financial Group (a)	281
16	Wells Fargo & Co.	878

		3,431

	Capital Markets — 3.8%
5	Bank of New York Mellon Corp. (The)	206
16	Charles Schwab Corp. (The)	492
3	E*TRADE Financial Corp. (a)	96
1	Goldman Sachs Group, Inc. (The)	272
19	Invesco Ltd.	778
4	Legg Mason, Inc.	190
33	Morgan Stanley	1,234
5	State Street Corp.	353

		3,621

	Consumer Finance — 0.4%
9	Ally Financial, Inc. (a)	192
8	Santander Consumer USA Holdings, Inc.	186

		378

	Diversified Financial Services — 0.6%
1	Intercontinental Exchange, Inc.	265
8	Voya Financial, Inc.	347

		612

	Insurance — 5.2%
18	ACE Ltd., (Switzerland)	1,916
14	American International Group, Inc.	792
3	Assurant, Inc.	187
4	Axis Capital Holdings Ltd., (Bermuda)	191
2	Everest Re Group Ltd., (Bermuda)	275
16	MetLife, Inc.	805
5	Principal Financial Group, Inc.	236
14	XL Group plc, (Ireland)	512

		4,914

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 2.7%
1	American Tower Corp.	137
4	AvalonBay Communities, Inc.	665
2	Boston Properties, Inc.	243
11	Brixmor Property Group, Inc.	253
1	GEO Group, Inc. (The)	24
3	Healthcare Realty Trust, Inc.	89
9	Liberty Property Trust	319
10	Prologis, Inc.	398
7	Regency Centers Corp.	410

		2,538

	Total Financials	15,494

	Health Care — 8.8%
	Biotechnology — 2.2%
2	Alexion Pharmaceuticals, Inc. (a)	368
4	Biogen, Inc. (a)	1,316
4	Celgene Corp. (a)	437

		2,121

	Health Care Equipment & Supplies — 1.7%
12	Abbott Laboratories	551
60	Boston Scientific Corp. (a)	1,071

		1,622

	Health Care Providers & Services — 3.6%
5	Aetna, Inc.	578
4	Cigna Corp.	530
4	Humana, Inc.	739
5	McKesson Corp.	1,107
4	UnitedHealth Group, Inc.	437

		3,391

	Health Care Technology — 0.1%
1	Cerner Corp. (a)	100

	Pharmaceuticals — 1.2%
1	Actavis plc (a)	225
8	Bristol-Myers Squibb Co.	537
10	Pfizer, Inc.	352

		1,114

	Total Health Care	8,348

	Industrials — 13.8%
	Aerospace & Defense — 3.5%
17	Honeywell International, Inc.	1,762
14	United Technologies Corp.	1,586

		3,348

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Air Freight & Logistics — 0.2%
1	FedEx Corp.	233

	Airlines — 1.6%
16	Delta Air Lines, Inc.	725
13	United Continental Holdings, Inc. (a)	753

		1,478

	Building Products — 0.1%
5	Masco Corp.	135

	Construction & Engineering — 1.2%
19	Fluor Corp.	1,141

	Electrical Equipment — 1.0%
14	Eaton Corp. plc	932

	Machinery — 2.2%
5	Cummins, Inc.	670
13	PACCAR, Inc.	871
3	Parker-Hannifin Corp.	365
3	SPX Corp.	203

		2,109

	Road & Rail — 4.0%
6	Canadian Pacific Railway Ltd., (Canada)	1,071
6	CSX Corp.	222
23	Union Pacific Corp.	2,479

		3,772

	Total Industrials	13,148

	Information Technology — 15.4%
	Electronic Equipment, Instruments & Components — 0.1%
2	TE Connectivity Ltd., (Switzerland)	128

	Internet Software & Services — 2.7%
15	Facebook, Inc., Class A (a)	1,163
1	Google, Inc., Class A (a)	456
2	Google, Inc., Class C (a)	953

		2,572

	IT Services — 3.0%
11	Accenture plc, (Ireland), Class A	975
2	Alliance Data Systems Corp. (a)	580
14	Cognizant Technology Solutions Corp., Class A (a)	796
6	Fidelity National Information Services, Inc.	376
2	Jack Henry & Associates, Inc.	106

		2,833

	Semiconductors & Semiconductor Equipment — 7.2%
13	Applied Materials, Inc.	259
20	Avago Technologies Ltd., (Singapore)	2,295
9	Broadcom Corp., Class A	410

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
13	Freescale Semiconductor Ltd. (a)	490
8	KLA-Tencor Corp.	497
28	Lam Research Corp.	2,128
5	NXP Semiconductors N.V., (Netherlands) (a)	455
3	Skyworks Solutions, Inc.	271

		6,805

	Software — 1.8%
14	Adobe Systems, Inc. (a)	1,030
11	Microsoft Corp.	519
2	VMware, Inc., Class A (a)	181

		1,730

	Technology Hardware, Storage & Peripherals — 0.6%
5	Apple, Inc.	582

	Total Information Technology	14,650

	Materials — 4.3%
	Chemicals — 3.0%
2	Ashland, Inc.	190
4	Axiall Corp.	165
12	Dow Chemical Co. (The)	627
14	E.I. du Pont de Nemours & Co.	1,018
17	Mosaic Co. (The)	738
1	Praxair, Inc.	98

		2,836

	Construction Materials — 0.2%
1	Martin Marietta Materials, Inc.	142

	Containers & Packaging — 0.5%
9	Crown Holdings, Inc. (a)	502

	Metals & Mining — 0.6%
36	Alcoa, Inc.	478
5	United States Steel Corp.	108

		586

	Total Materials	4,066

	Telecommunication Services — 0.3%
	Wireless Telecommunication Services — 0.3%
2	SBA Communications Corp., Class A (a)	178
3	T-Mobile USA, Inc. (a)	92

	Total Telecommunication Services	270

	Utilities — 4.8%
	Electric Utilities — 2.6%
11	Edison International	692
17	Exelon Corp.	566
9	NextEra Energy, Inc.	942

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
	Electric Utilities — continued
7	Xcel Energy, Inc.	245

		2,445

	Gas Utilities — 0.3%
4	AGL Resources, Inc.	176
5	Questar Corp.	126

		302

	Multi-Utilities — 1.9%
12	CenterPoint Energy, Inc.	253
15	CMS Energy Corp.	519
10	NiSource, Inc.	425
11	PG&E Corp.	563

		1,760

	Total Utilities	4,507

	Total Common Stocks (Cost $77,663)	81,800

Short-Term Investment — 13.9%
	Investment Company — 13.9%
13,256	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $13,256)	13,256

	Total Investments — 100.0% (Cost $90,919)	95,056
	Liabilities in Excess of Other Assets — 0.0% (c) (g)	(22)

	NET ASSETS — 100.0%	$95,034

Short Positions — 83.3%
Common Stocks — 83.3%
	Consumer Discretionary — 14.3%
	Auto Components — 1.2%
5	Autoliv, Inc., (Sweden)	575
10	BorgWarner, Inc.	590

		1,165

	Automobiles — 0.4%
21	Ford Motor Co.	325

	Hotels, Restaurants & Leisure — 3.6%
2	Choice Hotels International, Inc.	103
12	Darden Restaurants, Inc.	749
18	Hilton Worldwide Holdings, Inc. (a)	520
8	Hyatt Hotels Corp., Class A (a)	463
2	Marriott International, Inc., Class A	188
9	McDonald’s Corp.	861
4	Starwood Hotels & Resorts Worldwide, Inc.	348
2	Yum! Brands, Inc.	196

		3,428

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Durables — 0.4%
2		Mohawk Industries, Inc. (a)	383

		Internet & Catalog Retail — 1.7%
58		Groupon, Inc. (a)	404
2		Netflix, Inc. (a)	1,218

			1,622

		Leisure Products — 1.7%
8		Hasbro, Inc.	593
37		Mattel, Inc.	1,035

			1,628

		Media — 3.2%
10		AMC Networks, Inc., Class A (a)	740
10		Discovery Communications, Inc., Class A (a)	325
20		Interpublic Group of Cos., Inc. (The)	423
10		News Corp., Class A (a)	163
5		Omnicom Group, Inc.	346
12		Scripps Networks Interactive, Inc., Class A	820
3		Viacom, Inc., Class B	234

			3,051

		Multiline Retail — 0.6%
5		Nordstrom, Inc.	366
2		Target Corp.	174

			540

		Specialty Retail — 0.9%
7		Bed Bath & Beyond, Inc. (a)	465
4		CarMax, Inc. (a)	285
3		DSW, Inc.,, Class A	91

			841

		Textiles, Apparel & Luxury Goods — 0.6%
2		NIKE, Inc., Class B	190
5		Under Armour, Inc., Class A (a)	366

			556

		Total Consumer Discretionary	13,539

		Consumer Staples — 7.8%
		Beverages — 0.7%
—	(h)	Boston Beer Co., Inc. (The), Class A (a)	99
5		Brown-Forman Corp., Class B	480
3		Coca-Cola Co. (The)	109

			688

		Food & Staples Retailing — 3.2%
6		CVS Health Corp.	566
21		Sysco Corp.	768
4		Walgreens Boots Alliance, Inc.	344

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Food & Staples Retailing — continued
9	Wal-Mart Stores, Inc.	717
12	Whole Foods Market, Inc.	592

		2,987

	Food Products — 2.8%
3	Campbell Soup Co.	134
9	General Mills, Inc.	486
10	Kellogg Co.	614
9	Kraft Foods Group, Inc.	746
7	Mead Johnson Nutrition Co.	711

		2,691

	Household Products — 1.0%
6	Church & Dwight Co., Inc.	523
1	Clorox Co. (The)	96
5	Colgate-Palmolive Co.	325

		944

	Tobacco — 0.1%
2	Altria Group, Inc.	95

	Total Consumer Staples	7,405

	Energy — 3.8%
	Energy Equipment & Services — 0.5%
3	Cameron International Corp. (a)	153
5	FMC Technologies, Inc. (a)	224
2	Tenaris S.A., (Luxembourg), ADR	63

		440

	Oil, Gas & Consumable Fuels — 3.3%
5	Chevron Corp.	589
6	ConocoPhillips	406
14	Exxon Mobil Corp.	1,252
4	Kinder Morgan, Inc.	191
3	ONEOK, Inc.	134
7	QEP Resources, Inc.	157
9	Spectra Energy Corp.	346
2	Williams Cos., Inc. (The)	92

		3,167

	Total Energy	3,607

	Financials — 15.4%
	Banks — 4.6%
20	Associated Banc-Corp.	383
12	BancorpSouth, Inc.	279
8	Bank of Hawaii Corp.	473
8	Commerce Bancshares, Inc.	333
3	CVB Financial Corp.	49

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
18		First Horizon National Corp.	262
46		First Niagara Financial Group, Inc.	418
4		Glacier Bancorp, Inc.	98
2		PNC Financial Services Group, Inc. (The)	227
3		Signature Bank (a)	362
14		Synovus Financial Corp.	383
8		U.S. Bancorp	364
8		UMB Financial Corp.	375
40		Valley National Bancorp	380

			4,386

		Capital Markets — 1.9%
—	(h)	BlackRock, Inc.	93
11		Federated Investors, Inc., Class B	380
4		Franklin Resources, Inc.	232
6		Northern Trust Corp.	437
7		T. Rowe Price Group, Inc.	569
3		TD Ameritrade Holding Corp.	98

			1,809

		Diversified Financial Services — 0.2%
2		CME Group, Inc.	174

		Insurance — 5.4%
2		Aflac, Inc.	95
9		Allstate Corp. (The)	656
5		Aon plc, (United Kingdom)	458
5		Arch Capital Group Ltd., (Bermuda) (a)	287
7		Chubb Corp. (The)	691
42		Progressive Corp. (The)	1,128
12		Torchmark Corp.	673
4		Travelers Cos., Inc. (The)	396
13		W.R. Berkley Corp.	638
2		Willis Group Holdings plc, (United Kingdom)	97

			5,119

		Real Estate Investment Trusts (REITs) — 2.9%
5		Brandywine Realty Trust	75
3		Crown Castle International Corp.	228
3		Digital Realty Trust, Inc.	215
3		Federal Realty Investment Trust	354
1		GEO Group, Inc. (The)	24
2		Health Care REIT, Inc.	150
4		Healthcare Trust of America, Inc., Class A	96
3		Home Properties, Inc.	220
27		Medical Properties Trust, Inc.	381
1		Simon Property Group, Inc.	182
7		UDR, Inc.	215

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
		Real Estate Investment Trusts (REITs) — continued
7		Ventas, Inc.	506
2		Vornado Realty Trust	179

			2,825

		Thrifts & Mortgage Finance — 0.4%
24		People’s United Financial, Inc.	364

		Total Financials	14,677

		Health Care — 8.1%
		Biotechnology — 1.3%
10		Alkermes plc, (Ireland) (a)	558
4		Amgen, Inc.	704

			1,262

		Health Care Equipment & Supplies — 2.1%
9		Baxter International, Inc.	630
1		C.R. Bard, Inc.	241
—	(h)	Intuitive Surgical, Inc. (a)	90
8		Medtronic plc, (Ireland)	609
3		Varian Medical Systems, Inc. (a)	242
2		Zimmer Holdings, Inc.	222

			2,034

		Health Care Providers & Services — 1.6%
1		AmerisourceBergen Corp.	133
4		Cardinal Health, Inc.	360
2		DaVita HealthCare Partners, Inc. (a)	125
6		Express Scripts Holding Co. (a)	514
2		HCA Holdings, Inc. (a)	135
5		Premier, Inc., Class A (a)	175
1		Tenet Healthcare Corp. (a)	43
–	(h)	Universal Health Services, Inc., Class B	42

			1,527

		Health Care Technology — 0.5%
6		Medidata Solutions, Inc. (a)	310
7		Quality Systems, Inc.	112

			422

		Pharmaceuticals — 2.6%
16		AbbVie, Inc.	1,031
16		Eli Lilly & Co.	1,150
4		Merck & Co., Inc.	251

			2,432

		Total Health Care	7,677

		Industrials — 12.1%
		Aerospace & Defense — 3.3%
8		Boeing Co. (The)	1,150

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
6	Lockheed Martin Corp.	1,181
8	Raytheon Co.	823

		3,154

	Air Freight & Logistics — 1.6%
10	C.H. Robinson Worldwide, Inc.	652
8	United Parcel Service, Inc., Class B	843

		1,495

	Commercial Services & Supplies — 0.3%
8	ADT Corp. (The)	307

	Electrical Equipment — 0.7%
5	Rockwell Automation, Inc.	636

	Industrial Conglomerates — 3.0%
10	3M Co.	1,506
2	Danaher Corp.	130
44	General Electric Co.	1,182

		2,818

	Machinery — 0.6%
1	Deere & Co.	101
5	Illinois Tool Works, Inc.	505

		606

	Professional Services — 0.0% (g)
1	Advisory Board Co. (The) (a)	45

	Road & Rail — 1.7%
5	Canadian National Railway Co., (Canada)	293
31	Heartland Express, Inc.	647
8	Knight Transportation, Inc.	233
17	Werner Enterprises, Inc.	444

		1,617

	Trading Companies & Distributors — 0.9%
15	Fastenal Co.	656
1	W.W. Grainger, Inc.	190

		846

	Total Industrials	11,524

	Information Technology — 12.2%
	Communications Equipment — 1.4%
31	Cisco Systems, Inc.	888
10	Juniper Networks, Inc.	257
3	QUALCOMM, Inc.	195

		1,340

	Internet Software & Services — 0.5%
9	AOL, Inc. (a)	352

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
	Internet Software & Services — continued
2	Yahoo!, Inc. (a)	97

		449

	IT Services — 0.9%
2	International Business Machines Corp.	420
4	Vantiv, Inc., Class A (a)	142
10	VeriFone Systems, Inc. (a)	355

		917

	Semiconductors & Semiconductor Equipment — 7.0%
22	Altera Corp.	921
12	Analog Devices, Inc.	763
8	Atmel Corp.	63
52	Intel Corp.	1,680
11	Linear Technology Corp.	485
73	NVIDIA Corp.	1,609
45	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,100

		6,621

	Software — 1.1%
6	Oracle Corp.	274
10	SAP SE, (Germany), ADR	751

		1,025

	Technology Hardware, Storage & Peripherals — 1.3%
10	EMC Corp.	256
16	Seagate Technology plc	948

		1,204

	Total Information Technology	11,556

	Materials — 4.0%
	Chemicals — 2.7%
1	Air Products & Chemicals, Inc.	142
2	Airgas, Inc.	189
4	Cabot Corp.	184
4	Celanese Corp., Series A	238
6	Eastman Chemical Co.	468
3	Ecolab, Inc.	379
7	Monsanto Co.	753
7	OM Group, Inc.	205

		2,558

	Containers & Packaging — 0.5%
4	AptarGroup, Inc.	260
3	Bemis Co., Inc.	123
2	Packaging Corp. of America	157

		540

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.8%
33	AK Steel Holding Corp. (a)	168
18	Freeport-McMoRan, Inc.	426
3	Nucor Corp.	144

		738

	Total Materials	3,836

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
34	AT&T, Inc.	1,168
2	Verizon Communications, Inc.	96

		1,264

	Wireless Telecommunication Services — 0.1%
18	Sprint Corp. (a)	94

	Total Telecommunication Services	1,358

	Utilities — 4.2%
	Electric Utilities — 2.5%
4	Duke Energy Corp.	273
2	Entergy Corp.	136
10	Eversource Energy	504
34	Southern Co. (The)	1,520

		2,433

	Multi-Utilities — 1.6%
8	Ameren Corp.	317
3	Consolidated Edison, Inc.	195
5	Dominion Resources, Inc.	357
2	DTE Energy Co.	123
9	SCANA Corp.	501

		1,493

	Water Utilities — 0.1%
4	Aqua America, Inc.	98

	Total Utilities	4,024

	Total Securities Sold Short (Proceeds $74,932)	$79,203

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 04/30/15	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(22)	E-mini S&P 500	06/19/15	$(2,287)	$14

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$81,800
Investments in affiliates, at value	13,256

Total investment securities, at value	95,056
Cash	4
Deposits at broker for futures contracts	155
Deposits at broker for securities sold short	79,811
Receivables:
Investment securities sold	2,044
Fund shares sold	6
Dividends from non-affiliates	47
Dividends from affiliates	—	(a)
Variation margin on futures contracts	23

Total Assets	177,146

LIABILITIES:
Payables:
Securities sold short, at value	79,203
Dividend expense to non-affiliates on securities sold short	90
Investment securities purchased	2,104
Interest expense to non-affiliates on securities sold short	18
Fund shares redeemed	227
Accrued liabilities:
Investment advisory fees	77
Distribution fees	15
Shareholder servicing fees	20
Custodian and accounting fees	111
Trustees’ and Chief Compliance Officer’s fees	1
Other	246

Total Liabilities	82,112

Net Assets	$95,034

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$192,965
Accumulated undistributed (distributions in excess of) net investment income	(4,075)
Accumulated net realized gains (losses)	(93,736)
Net unrealized appreciation (depreciation)	(120)

Total Net Assets	$95,034

Net Assets:
Class A	$21,466
Class C	16,282
Select Class	57,286

Total	$95,034

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,493
Class C	1,175
Select Class	3,905

Net Asset Value (a):
Class A — Redemption price per share	$14.38
Class C — Offering price per share (b)	13.86
Select Class — Offering and redemption price per share	14.67
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.18

Cost of investments in non-affiliates	$77,663
Cost of investments in affiliates	13,256
Proceeds from securities sold short	74,932

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,199
Dividend income from affiliates	2

Total investment income	1,201

EXPENSES:
Investment advisory fees	654
Administration fees	43
Distribution fees:
Class A	31
Class C	66
Shareholder servicing fees:
Class A	31
Class C	22
Select Class	78
Custodian and accounting fees	31
Professional fees	29
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	14
Registration and filing fees	30
Transfer agent fees	13
Sub-transfer agent fees (See Note 2.F.)	60
Other	5
Dividend expense to non-affiliates on securities sold short	1,150
Interest expense to non-affiliates on securities sold short	131

Total expenses	2,388

Less fees waived	(363)
Net expenses	2,025

Net investment income (loss)	(824)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,904
Futures	(44)
Securities sold short	(7,464)

Net realized gain (loss)	1,396

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(5,641)
Futures	40
Securities sold short	2,539

Change in net unrealized appreciation/depreciation	(3,062)

Net realized/unrealized gains (losses)	(1,666)

Change in net assets resulting from operations	$(2,490)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Market Neutral Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(824)	$(4,145)
Net realized gain (loss)	1,396	6,977
Change in net unrealized appreciation/depreciation	(3,062)	2,797

Change in net assets resulting from operations	(2,490)	5,629

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(18,555)	(164,417)

NET ASSETS:
Change in net assets	(21,045)	(158,788)
Beginning of period	116,079	274,867

End of period	$95,034	$116,079

Accumulated undistributed (distributions in excess of) net investment income	$(4,075)	$(3,251)

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$557	$8,653
Cost of shares redeemed	(6,474)	(61,717)

Change in net assets resulting from Class A capital transactions	$(5,917)	$(53,064)

Class C
Proceeds from shares issued	$440	$1,524
Cost of shares redeemed	(3,254)	(9,249)

Change in net assets resulting from Class C capital transactions	$(2,814)	$(7,725)

Select Class
Proceeds from shares issued	$3,416	$25,681
Cost of shares redeemed	(13,240)	(129,309)

Change in net assets resulting from Select Class capital transactions	$(9,824)	$(103,628)

Total change in net assets resulting from capital transactions	$(18,555)	$(164,417)

SHARE TRANSACTIONS:
Class A
Issued	38	599
Redeemed	(442)	(4,258)

Change in Class A Shares	(404)	(3,659)

Class C
Issued	31	109
Redeemed	(230)	(661)

Change in Class C Shares	(199)	(552)

Select Class
Issued	229	1,731
Redeemed	(887)	(8,810)

Change in Select Class Shares	(658)	(7,079)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Market Neutral Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$14.74	$(0.12	)(g)	$(0.24)	$(0.36)	$14.38	(2.44)%
Year Ended October 31, 2014	14.27	(0.35	)(g)	0.82	0.47	14.74	3.29
Year Ended October 31, 2013	14.55	(0.37	)(g)	0.09	(0.28)	14.27	(1.92)
Year Ended October 31, 2012	14.68	(0.40	)(g)(h)	0.27	(0.13)	14.55	(0.89)
Year Ended October 31, 2011	15.21	(0.33	)(g)	(0.20)	(0.53)	14.68	(3.48)
Year Ended October 31, 2010	15.88	(0.39	)(g)	(0.28)	(0.67)	15.21	(4.22)

Class C
Six Months Ended April 30, 2015 (Unaudited)	14.24	(0.15	)(g)	(0.23)	(0.38)	13.86	(2.67)
Year Ended October 31, 2014	13.86	(0.41	)(g)	0.79	0.38	14.24	2.74
Year Ended October 31, 2013	14.19	(0.44	)(g)	0.11	(0.33)	13.86	(2.33)
Year Ended October 31, 2012	14.39	(0.46	)(g)(h)	0.26	(0.20)	14.19	(1.39)
Year Ended October 31, 2011	14.99	(0.39	)(g)	(0.21)	(0.60)	14.39	(4.00)
Year Ended October 31, 2010	15.73	(0.46	)(g)	(0.28)	(0.74)	14.99	(4.70)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	15.02	(0.10	)(g)	(0.25)	(0.35)	14.67	(2.33)
Year Ended October 31, 2014	14.51	(0.32	)(g)	0.83	0.51	15.02	3.51
Year Ended October 31, 2013	14.75	(0.35	)(g)(h)	0.11	(0.24)	14.51	(1.63)
Year Ended October 31, 2012	14.84	(0.37	)(h)	0.28	(0.09)	14.75	(0.61)
Year Ended October 31, 2011	15.35	(0.29	)(g)	(0.22)	(0.51)	14.84	(3.32)
Year Ended October 31, 2010	15.98	(0.35	)(g)	(0.28)	(0.63)	15.35	(3.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expenses and interest expense for securities sold short) for Class A are 1.49% and 2.32% for the six months ended April 30, 2015, 1.54% and 2.24% for 2014, 1.94% and 2.47% for 2013, 1.94% and 2.62% for 2012, 1.94% and 2.54% for 2011, 1.92% and 2.48% for 2010; for Class C 1.99% and 2.69% for the six months ended April 30, 2015, 2.03% and 2.73% for 2014, 2.44% and 2.97% for 2013, 2.44% and 3.13% for 2012, 2.44% and 3.04% for 2011, 2.43% and 2.99% for 2010; for Select Class 1.24% and 1.88% for the six months ended April 30, 2015, 1.30% and 2.00% for 2014, 1.69% and 2.23% for 2013, 1.69% and 2.38% for 2012, 1.69% and 2.29% for 2011, 1.68% and 2.24% for 2010, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.42),$(0.48) and $(0.39) for Class A,Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (2.85)%,(3.34)% and (2.59)% for Class A,Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$21,466	3.94%	(1.62)%		4.77%	78%	185%
27,970	3.84	(2.40)		4.54	356	781
79,290	3.77	(2.59)		4.30	527	1182
205,025	3.98	(2.73	)(h)	4.66	451	916
501,934	3.66	(2.18)		4.26	673	1398
814,296	3.76	(2.51)		4.32	496	1017

16,282	4.44	(2.15)		5.14	78	185
19,568	4.33	(2.90)		5.03	356	781
26,699	4.27	(3.10)		4.80	527	1182
44,388	4.48	(3.22	)(h)	5.17	451	916
78,333	4.13	(2.65)		4.73	673	1398
171,961	4.27	(3.01)		4.83	496	1017

57,286	3.69	(1.40)		4.33	78	185
68,541	3.60	(2.15)		4.30	356	781
168,878	3.52	(2.33)		4.06	527	1182
375,554	3.73	(2.47	)(h)	4.42	451	916
545,296	3.43	(1.89)		4.02	673	1398
1,261,887	3.52	(2.26)		4.08	496	1017

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Market Neutral Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

The following tables represent each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$95,056	$—	$—	$95,056

Total Liabilities for Securities Sold Short (a)	$79,203	$—	$—	$79,203

Appreciation in other Financial Instruments
Futures Contracts	$14	$—	$—	$14

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of April 30, 2015, the Fund did not hold any restricted or illiquid securities.

C. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

At April 30, 2015, the Fund had outstanding short sales as listed on its SOI.

D. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2015 (amount in thousands):

Futures Contracts
Average Notional Balance Long	$—
Average Notional Balance Short	1,269	(a)
Ending Notional Balance Long	—
Ending Notional Balance Short	2,287

(a)	For the period November 1, 2014 through November 30, 2014 and January 1, 2015 through April 30, 2015

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2015 are as follows (amounts in thousands):

Class A	Class C	Select Class
$30	$11	$19

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$—(a)	$—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder service s and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services, respectively, are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
1.50%	2.00%	1.25%

The expense limitation agreement was in effect for the six months ended April 30, 2015. The contractual expense limitation percentages are in place until at least February 29, 2016.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$285	$43	$28	$356

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2015 was approximately $7,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$74,816	$103,852	$73,434	$106,782

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$90,919	$5,454	$1,317	$4,137

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had net short-term capital loss carryforwards of approximately $43,241,000.

24	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

At October 31, 2014, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2018	2019	Total
$25,457	$23,268	$48,725

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015 or at anytime during the period then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2015, the Fund pledged substantially all of its assets to Morgan Stanley & Co. Incorporated for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Morgan Stanley & Co. Incorporated.

8. Reorganization

On February 19, 2015, the Board of the Trust approved the reorganization of the Fund into the JPMorgan Research Market Neutral Fund, another series of the Trust. The reorganization occurred on June 19, 2015.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Market Neutral Fund
Class A
Actual	$1,000.00	$975.60	$19.30	3.94%
Hypothetical	1,000.00	1,005.26	19.59	3.94
Class C
Actual	1,000.00	973.30	21.72	4.44
Hypothetical	1,000.00	1,002.78	22.05	4.44
Select Class
Actual	1,000.00	976.70	18.09	3.69
Hypothetical	1,000.00	1,006.50	18.36	3.69

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-MN-415

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2015 (Unaudited)

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.
For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Developed Markets

Increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities during the six month period provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve (the “Fed”) ended its own asset purchasing program but held interest rates at historical lows. U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity. For the six months ended April 30, 2015, the MSCI Europe, Australasia and Far East Index returned 7.06% and the S&P 500 Index returned 4.40%.

Large bond purchases by the European Central Bank drove up prices for European sovereign debt. Yields, which generally move in the opposite direction of prices, fell on German 10 year bonds to record lows and sent fixed income investors to seek relatively higher yields from U.S. Treasury bonds. Notably, April 2015 brought fresh signs of economic growth and inflation expectations in Europe and led to sharply higher German bond yields at the end of the month.

Commodities prices generally remained under pressure during the six month period amid tepid global demand. Oil and gas prices continued to fall until hitting a bottom in mid-March. While energy prices rose steadily through April, they remained well below levels seen at the start of the six month reporting period.

Emerging Markets

Slowing growth in China drove uncertainty across emerging markets. However, the Chinese central bank took several actions aimed at stabilizing a deceleration of growth to a moderate pace. During the six month period, Chinese equity prices provided positive returns and the Shanghai Composite Index closed at a seven year high in late April.

Falling energy prices for much of the six month period also provided a boost for other emerging market nations, including India, Brazil, South Africa and Turkey. Russia, which is an energy exporting nation, was hurt by low global oil prices as well as continued economic sanctions imposed by the West. For the six month period, the MSCI Emerging Markets Index returned 4.04%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.96%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	3.92%

Net Assets as of 4/30/2015 (In Thousands)	$843,847

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection and underweight position in the consumer staples sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer discretionary sectors were detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Great Wall Motor Co., Pegatron Corp. and China Merchants Bank Co. Shares of Great Wall Motor, a Chinese automaker, rose on increased sales of its budget-priced sport utility vehicles. Shares of Pegatron, a Taiwanese electronics manufacturer and the main assembler of Apple Inc. products, rose on strong sales and earnings in early 2015. Shares of China Merchants Bank, a Chinese commercial bank, strengthened on solid growth in earnings.

Leading individual detractors from relative performance included the Fund’s overweight position in Kroton Educacional SA and its underweight positions in Tencent Holdings Ltd. and Ping An Insurance Co. Shares of Kroton Educacional, a Brazilian

operator of private schools, fell after the Brazilian government tightened regulations on a college loan program that provides a large portion of Kroton’s revenue. Shares of Tencent Holdings, a provider of Internet and mobile services in China, gained from continued growth in its online advertising businesses. Shares of Ping An Insurance on strong earnings growth. However, the Fund had no position in the stock, which hurt relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average positions during the six months ended April 30, 2015, were in China, South Korea and Taiwan and its smallest average positions in which the Fund invested were in Egypt, Malaysia and Greece. From a sector perspective, the Fund’s largest average positions were in the information technology, financials and consumer discretionary sectors, while its smallest average positions in which it was invested were in the health care, consumer staples and materials sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Bank of China Ltd., Class H (China)	1.9%
2.	China Merchants Bank Co., Ltd., Class H (China)	1.6
3.	China CITIC Bank Corp., Ltd., Class H (China)	1.4
4.	Samsung Electronics Co., Ltd. (South Korea)	1.2
5.	China Construction Bank Corp., Class H (China)	1.2
6.	Catcher Technology Co., Ltd. (Taiwan)	1.2
7.	Lenovo Group Ltd. (China)	1.2
8.	CNOOC Ltd. (China)	1.2
9.	Fubon Financial Holding Co., Ltd. (Taiwan)	1.2
10.	Industrial & Commercial Bank of China Ltd., Class H (China)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
China	25.0%
South Korea	19.6
Taiwan	12.8
Russia	6.4
Brazil	6.4
India	6.3
Thailand	5.5
Turkey	5.0
Hong Kong	4.8
South Africa	3.7
Indonesia	1.0
Others (each less than 1.0%)	2.2
Short-Term Investment	1.3

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
Without Sales Charge		3.83%	6.01%	2.87%	0.03%
With Sales Charge**		(1.64)	0.46	1.76	(0.72)
CLASS C SHARES	February 28, 2008
Without CDSC		3.61	5.49	2.35	(0.47)
With CDSC***		2.61	4.49	2.35	(0.47)
CLASS R5 SHARES	February 28, 2008	4.10	6.51	3.34	0.49
SELECT CLASS SHARES	February 28, 2008	3.96	6.31	3.13	0.28

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(2.98)%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	3.92%

Net Assets as of 4/30/2015 (In Thousands)	$2,088,476

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in the consumer discretionary and financials sectors was the leading detractor from performance relative to the Benchmark. The Fund’s security selection and underweight position in the energy sector and its underweight position in the utilities sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s positions in Sands China Ltd., Wynn Macau Ltd. and Baidu Inc., none of which were held in the Benchmark. Shares of Sands China and Wynn Macau, both Macau casino operators, declined as Chinese government efforts to curb corruption reduced casino traffic by wealthy customers. Shares of Baidu, a Chinese Internet portal operator, fell after the company posted revenues below analysts’ estimates.

Leading individual contributors to relative performance included the Fund’s overweight positions in Capitec Bank Holdings Ltd. and AIA Group Ltd., and its underweight position in

Petroleo Brasileiro SA (Petrobras). Shares of Capitec Bank, a South African financial services company, rose on solid earnings and revenue. Shares of AIA Group, a Hong Kong insurer and financial services company, rose on strong growth in new business. Shares of Petrobras, Brazil’s state-controlled energy company, fell amid weak global oil prices and an ongoing corruption scandal.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period the Fund’s largest average sector positions were the financials, information technology and consumer discretionary sectors, while the smallest average sector positions in which the Fund was invested were in the utilities, health care and telecommunication services sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	AIA Group Ltd. (Hong Kong)	3.6%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.1
3.	Housing Development Finance Corp., Ltd (India)	2.8
4.	Tata Consultancy Services Ltd. (India)	2.8
5.	Tencent Holdings Ltd. (China)	2.7
6.	Bidvest Group Ltd. (The) (South Africa)	2.2
7.	HDFC Bank Ltd., ADR (India)	2.1
8.	Remgro Ltd. (South Africa)	2.1
9.	MTN Group Ltd. (South Africa)	2.0
10.	Baidu, Inc., ADR (China)	1.9

PORTFOLIO COMPOSITION BY COUNTRY*
South Africa	18.0%
India	16.5
Brazil	9.4
China	8.9
Taiwan	7.9
Russia	6.9
Hong Kong	6.3
Thailand	5.5
South Korea	4.0
Indonesia	3.4
Turkey	2.5
Mexico	2.3
United Kingdom	2.2
Peru	1.5
Panama	1.4
Australia	1.2
Others (each less than 1.0%)	1.0
Short-Term Investment	1.1

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(3.17)%	0.82%	1.72%	8.47%
With Sales Charge**		(8.24)	(4.46)	0.63	7.88
CLASS B SHARES	September 28, 2001
Without CDSC		(3.42)	0.30	1.21	8.05
With CDSC***		(8.42)	(4.70)	0.82	8.05
CLASS C SHARES	February 28, 2006
Without CDSC		(3.39)	0.31	1.21	7.93
With CDSC****		(4.39)	(0.69)	1.21	7.93
CLASS R6 SHARES	December 13, 2013	(2.90)	1.33	2.15	8.94
INSTITUTIONAL CLASS SHARES	November 15, 1993	(2.98)	1.25	2.13	8.92
SELECT CLASS SHARES	September 10, 2001	(3.03)	1.10	1.97	8.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI

Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion. The Board of Trustees of the Fund has approved the automatic conversion of the Fund’s Class B Shares into Class A Shares on June 19, 2015. On June 19, 2015, all Class B Shares of the Fund will automatically convert to Class A Shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 12, 2014 (FUND INCEPTION DATE) THROUGH APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.96%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	12.42%

Net Assets as of 4/30/2015 (In Thousands)	$3,175

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) from its inception on December 12, 2014 to April 30, 2015.

The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer discretionary sector were leading detractors from relative performance for the reporting period. The Fund’s security selection in the financials and materials sectors was a leading contributor to performance relative to the Benchmark for the reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wynn Macau Ltd. and Pt. Perusahaan Gas Negara and its underweight position in Tencent Holdings Ltd. Shares of Wynn Macau, an operator of casino resorts, declined as Chinese government efforts to curb corruption reduced casino traffic among wealthy customers. Perusahaan Gas, an Indonesian natural gas producer, declined in line with other energy sector companies amid weakness in oil and gas prices. Shares of Tencent Holdings, a provider of Internet and mobile services in China, gained from continued growth in its online advertising businesses.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lukoil OAO, OTP Bank Nyrt and Mobile Telesystems OAO. Shares of Lukoil, a Russian oil and natural gas company, rose after the company reaffirmed its commitment to start production at the Filanovsky field in the Caspian Sea. Shares of OTP Bank Nyrt, Hungary’s largest bank, rose after the company forecast a profit for 2015. Shares of Mobile Telesystems, a Russian telecommunications services company, strengthened on solid earnings and revenue growth.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends. In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to manage the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 12, 2014 (FUND INCEPTION DATE) THROUGH APRIL 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	China Construction Bank Corp., Class H (China)	2.5%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.4
3.	MTN Group Ltd. (South Africa)	2.4
4.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.4
5.	China Mobile Ltd. (Hong Kong)	2.4
6.	Bank of China Ltd., Class H (China)	2.3
7.	Siam Cement PCL (The), NVDR (Thailand)	2.3
8.	Siliconware Precision Industries Co., Ltd. (Taiwan)	2.2
9.	Bidvest Group Ltd. (The) (South Africa)	2.1
10.	MediaTek, Inc. (Taiwan)	2.1

PORTFOLIO COMPOSITION BY COUNTRY*
Taiwan	22.0%
South Africa	13.0
China	10.6
Brazil	10.2
Hong Kong	8.1
Russia	6.9
South Korea	5.8
Turkey	5.2
Thailand	4.3
United States	2.3
Mexico	2.1
Chile	1.9
Poland	1.8
Indonesia	1.6
Hungary	1.5
Singapore	1.4
United Arab Emirates	1.3

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	December 12, 2014
Without Sales Charge		4.83%
With Sales Charge**		(0.67)
CLASS C SHARES	December 12, 2014
Without CDSC		4.62
With CDSC***		3.62
CLASS R5 SHARES	December 12, 2014	5.03
CLASS R6 SHARES	December 12, 2014	5.03
SELECT CLASS SHARES	December 12, 2014	4.96

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/12/14 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 12, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Equity Income Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from December 12, 2014 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.41%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	5.09%

Net Assets as of 4/30/2015 (In Thousands)	$6,528,573

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015. The Fund’s security selection in the basic industries and health care sectors detracted from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the technology-hardware and autos sectors made a positive contribution to relative performance.

Due to the Fund’s holdings of a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers implemented an overweight position in securities included within the universe of the Benchmark that they considered undervalued, while underweighting or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.2%
2.	Microsoft Corp. (United States)	1.3
3.	Wells Fargo & Co. (United States)	1.0
4.	Exxon Mobil Corp. (United States)	0.9
5.	Johnson & Johnson (United States)	0.9
6.	Nestle S.A. (Switzerland)	0.8
7.	Roche Holding AG (Switzerland)	0.8
8.	Pfizer, Inc. (United States)	0.7
9.	Procter & Gamble Co. (The) (United States)	0.7
10.	Verizon Communications, Inc. (United States)	0.7

PORTFOLIO COMPOSITION BY COUNTRY***
United States	53.5%
Japan	8.4
United Kingdom	7.3
Switzerland	4.1
France	3.9
Germany	3.7
Canada	3.6
Australia	2.5
Netherlands	1.5
Spain	1.3
Hong Kong	1.1
Ireland	1.0
Italy	1.0
Others (each less than 1.0%)	3.6
Short-Term Investment	3.5

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
Without Sales Charge		4.34%	7.37%	13.83%
With Sales Charge**		(1.14)	1.74	11.03
CLASS C SHARES	February 28, 2013
Without CDSC		4.01	6.81	13.24
With CDSC***		3.01	5.81	13.24
CLASS R2 SHARES	February 28, 2013	4.15	7.06	13.52
SELECT CLASS SHARES	February 28, 2013	4.41	7.61	14.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.39%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	4.97%

Net Assets as of 4/30/2015 (In Thousands)	$4,947

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the consumer discretionary sector and the information technology sector was a leading detractor from relative performance. By region, the Fund’s security selection in emerging markets and Continental Europe was a leading contributor to relative performance, while the Fund’s security selection in the Pacific region, excluding Japan, and its underweight position in Japan were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included overweight positions in Boston Scientific Corp., China Merchants Bank Co. and Industrial and Commercial Bank of China Ltd. Shares of Boston Scientific, a U.S. medical device manufacturer, rose after the company settled a long-running legal dispute with Johnson & Johnson and continued to deliver strong earnings. Shares of both China Merchants Bank and Industrial and Commercial Bank of China strengthened as China’s government took steps to counter slowing economic growth.

Leading individual detractors from the Fund’s relative performance included overweight positions in Sand China Ltd., MEG Energy Corp and Baidu Inc. Shares of Sands China, a Macau casino operator, fell as the Chinese government’s effort to curb corruption reduced casino traffic among wealthy customers. Shares of MEG Energy, a Canadian energy company focused on the Alberta oils sands region, declined on global weakness in oil prices. Shares of Baidu, a Chinese Internet portal operator not held in the Benchmark, fell after the company reported lower-than-expected earnings and a weak forecast for 2015.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies,

characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Citigroup, Inc. (United States)	3.2%
2.	Google, Inc., Class C (United States)	3.1
3.	Twenty-First Century Fox, Inc., Class A (United States)	2.9
4.	Baidu, Inc., ADR (China)	2.8
5.	Johnson & Johnson (United States)	2.8
6.	BG Group plc (United Kingdom)	2.8
7.	Barclays plc (United Kingdom)	2.7
8.	Sanofi (France)	2.4
9.	MetLife, Inc. (United States)	2.4
10.	Novartis AG (Switzerland)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
United States	49.1%
United Kingdom	8.1
France	7.3
China	7.2
Switzerland	5.5
Canada	2.5
South Korea	2.4
Spain	2.2
Israel	2.0
Japan	1.9
Germany	1.6
Netherlands	1.2
Hong Kong	1.2
Ireland	1.0
Others (each less than 1.0%)	3.5
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		7.15%	9.27%	13.39%	14.91%
With Sales Charge**		1.54	3.55	11.36	13.11
CLASS C SHARES	November 30, 2011
Without CDSC		6.91	8.76	12.82	14.34
With CDSC***		5.91	7.76	12.82	14.34
CLASS R2 SHARES	November 30, 2011	7.03	8.99	13.09	14.62
CLASS R5 SHARES	November 30, 2011	7.40	9.80	13.91	15.43
CLASS R6 SHARES	November 30, 2011	7.45	9.85	13.96	15.49
SELECT CLASS SHARES	November 30, 2011	7.39	9.63	13.71	15.22

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.36%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	6.81%

Net Assets as of 4/30/2015 (In Thousands)	$2,809,702

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in the financials and energy sectors was a leading contributor to performance relative to the Benchmark during the six month reporting period. The Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Ping An Insurance Group Co., Cheung Kong Holdings Ltd. and China Overseas Land & Investment Ltd. Shares of Ping An Insurance Group Co., a Chinese insurer, and China Overseas Land, a Chinese real estate and investment company, rose amid China’s efforts to counter slowing economic growth. Shares of Cheung Kong, a Hong Kong property developer and conglomerate, rose on news that the company, along with its Hutchison Whampoa affiliate, was revamping its organizational structure to separate Chinese real estate activities from the rest of the business.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Sands China Ltd., Wynn Macau Ltd. and Komatsu Ltd. Shares of Sands China and Wynn Macau, both resort casino operators in Macau, came under pressure as the Chinese government’s effort to curb corruption reduced casino traffic among wealth customers. Shares of Komatsu, a Japanese construction equipment maker, declined as a pullback in mining company equipment purchases resulted in earnings weakness.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of well-managed companies with the potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BG Group plc (United Kingdom)	2.6%
2.	Novartis AG (Switzerland)	2.5
3.	HSBC Holdings plc (United Kingdom)	2.3
4.	Vodafone Group plc (United Kingdom)	2.2
5.	Toyota Motor Corp. (Japan)	2.2
6.	Roche Holding AG (Switzerland)	2.1
7.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
8.	CK Hutchison Holdings Ltd. (Hong Kong)	2.0
9.	Nestle S.A. (Switzerland)	1.9
10.	Japan Tobacco, Inc. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	21.8%
Japan	19.4
Switzerland	14.8
France	11.6
Germany	8.7
Netherlands	4.9
Hong Kong	4.4
China	3.0
South Korea	1.9
Australia	1.6
Belgium	1.5
Israel	1.0
Others (each less than 1.0%)	3.7
Short-Term Investment	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		7.23%	2.58%	6.97%	5.20%
With Sales Charge**		1.63	(2.81)	5.82	4.64
CLASS B SHARES	February 28, 2002
Without CDSC		6.98	2.02	6.43	4.73
With CDSC***		1.98	(2.98)	6.12	4.73
CLASS C SHARES	January 31, 2003
Without CDSC		6.98	2.06	6.43	4.63
With CDSC****		5.98	1.06	6.43	4.63
CLASS R2 SHARES	November 3, 2008	7.08	2.31	6.68	5.02
CLASS R5 SHARES	May 15, 2006	7.49	3.00	7.45	5.64
CLASS R6 SHARES	November 3, 2010	7.51	3.11	7.49	5.67
SELECT CLASS SHARES	January 1, 1997	7.36	2.78	7.22	5.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion. The Board of Trustees of the Fund has approved the automatic conversion of the Fund’s Class B Shares into

Class A Shares on June 19, 2015. On June 19, 2015, all Class B Shares of the Fund will automatically convert to Class A Shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Equity Income Fund1

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.18%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)[2]	6.81%
Morgan Stanley Capital International (“MSCI”) All County World Index (net of foreign withholding taxes)	4.97%

Net Assets as of 4/30/2015 (In Thousands)	$98,925

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in the health care and insurance sectors was a leading detractor from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection and underweight positions in the consumer non-durables and banks sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Suncorp Group Ltd., Johnson & Johnson and Microsoft Corp. Shares of Suncorp Group, an Australian banking and insurance company, declined on investor worries about the company’s exposure to damage from cyclone Marcia. Shares of Johnson & Johnson, a U.S. diversified health care products company, weakened on investor concerns about increased competition for a number of its best selling products and the negative impact of a strong U.S. dollar relative to other companies. Shares of Microsoft, a U.S. provider of computer software and services, fell after the company reported disappointing sales for its Windows operating system and issued a cautious earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Man Group PLC, Japan Tobacco Inc. and Mitsubishi UFJ Financial Group. Shares of Man Group, a U.K. asset management company, rose on investor expectations that the strong performance of its flagship investment fund would lead to an increase in assets under management. Shares of Japan Tobacco strengthened on investor expectations of an increased dividend payment. Shares of Mitsubishi UFJ Financial, a Japanese banking company, rose amid signs of improvement in the Japanese economy and the company’s plan to repurchase shares and increase its dividend payment.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends. In addition, the Fund employed futures and currency forwards to help manage cash flows and attempt to manage the Fund’s currency exposure.

[1]	Effective January 30, 2015, the Fund’s name was changed from “JPMorgan Global Equity Income Fund” and the Fund’s investment strategy was changed.
[2]

Effective January 30, 2015, the Fund’s primary benchmark changed from the MSCI All Country World Index (net of foreign withholding taxes) to the MSCI EAFE Index (net of foreign withholding taxes) to more closely align the Fund’s primary benchmark with its investment strategies.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Japan Tobacco, Inc. (Japan)	3.2%
2.	DNB ASA (Norway)	2.9
3.	Toyota Motor Corp. (Japan)	2.8
4.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.6
5.	Nippon Telegraph & Telephone Corp. (Japan)	2.2
6.	Accor S.A. (France)	2.0
7.	ING Groep N.V., CVA (Netherlands)	2.0
8.	Hitachi Ltd. (Japan)	1.9
9.	Seven & I Holdings Co., Ltd. (Japan)	1.8
10.	Telefonica S.A. (Spain)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	22.3%
Japan	20.4
Germany	7.3
Switzerland	6.6
Australia	5.7
France	5.6
Netherlands	5.6
Israel	3.3
Norway	2.9
Spain	2.7
Finland	2.3
Taiwan	2.0
China	1.8
Sweden	1.8
Hong Kong	1.7
South Africa	1.2
South Korea	1.1
Italy	1.1
Others (each less than 1.0%)	1.7
Short-Term Investment	2.9

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
Without Sales Charge		6.00%	5.25%	11.27%	6.92%
With Sales Charge**		0.43	(0.26)	9.28	5.54
CLASS C SHARES	February 28, 2011
Without CDSC		5.69	4.75	10.72	6.38
With CDSC***		4.69	3.75	10.72	6.38
CLASS R2 SHARES	February 28, 2011	5.86	4.97	10.97	6.63
CLASS R5 SHARES	February 28, 2011	6.24	5.73	11.76	7.39
CLASS R6 SHARES	January 30, 2015	6.13	5.61	11.72	7.36
SELECT CLASS SHARES	February 28, 2011	6.18	5.55	11.56	7.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index, the MSCI All Country World Index and the Lipper International Equity Income Funds Index from February 28, 2011 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.63%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	6.81%

Net Assets as of 4/30/2015 (In Thousands)	$1,956,583

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

By sector, the Fund’s security selection in the health care and transportation services & construction cyclical sectors was a leading detractor from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the industrial cyclical and banks sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in North America detracted from relative performance, while security selection in Europe (excluding the U.K.) and emerging markets was a leading contributor to relative performance. Emerging markets are not represented in the Benchmark.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Sands China Ltd., Mazda Motor Corp. and First Quantum Minerals Ltd. Shares of Sands China, a Macau casino resort operator, declined as a Chinese government effort to curb corruptions reduced casino traffic among wealthy customers. Shares of Mazda, a Japanese automaker, declined on disappointing earnings. Shares of First Quantum, a Canadian mining company not held in the Benchmark, declined on weakness in global commodities prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Mitsubishi UFJ Financial Group Ltd., China Overseas Land & Investment Ltd. and DMG Mori Seiki Co. Shares of Mitsubishi UFJ Financial, a Japanese banking company, rose amid signs of an improving economy in Japan and the company’s plans to repurchase shares and increase its dividend. Shares of China Overseas Land, a Chinese real estate and investment company rose on Chinese government efforts to counter slowing growth. Shares of DMG Mori Seiki, a Japanese machinery manufacturer not held in the Benchmark, rose amid the corporate capital expenditure/replacement cycle in Japan and investor expectations that DMG’s acquisition of its German partner would generate significant benefits.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Novartis AG (Switzerland)	3.2%
2.	Nestle S.A. (Switzerland)	3.0
3.	Roche Holding AG (Switzerland)	2.9
4.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.3
5.	HSBC Holdings plc (United Kingdom)	2.2
6.	Vodafone Group plc (United Kingdom)	2.1
7.	Bayer AG (Germany)	2.0
8.	Daimler AG (Germany)	1.8
9.	Prudential plc (United Kingdom)	1.7
10.	BG Group plc (United Kingdom)	1.7

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	23.2%
United Kingdom	22.2
Switzerland	13.5
France	8.4
Germany	7.9
Netherlands	4.4
Australia	4.0
Hong Kong	3.1
Italy	1.8
Norway	1.6
China	1.4
Ireland	1.2
Sweden	1.1
Finland	1.1
South Korea	1.0
Others (each less than 1.0%)	0.9
Short-Term Investment	3.2

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		5.36%	0.54%	6.39%	5.55%
With Sales Charge**		(0.17)	(4.74)	5.25	4.98
CLASS B SHARES	September 10, 2001
Without CDSC		5.08	(0.02)	5.86	5.13
With CDSC***		0.08	(5.02)	5.54	5.13
CLASS C SHARES	July 31, 2007
Without CDSC		5.10	0.04	5.87	5.02
With CDSC****		4.10	(0.96)	5.87	5.02
CLASS R6 SHARES	November 30, 2010	5.65	1.04	6.92	6.06
INSTITUTIONAL CLASS SHARES	February 26, 1997	5.63	0.96	6.84	6.02
SELECT CLASS SHARES	September 10, 2001	5.52	0.83	6.66	5.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion. The Board of Trustees of the Fund has approved the automatic conversion of the Fund’s Class B Shares into Class A Shares on June 19, 2015. On June 19, 2015, all Class B Shares of the Fund will automatically convert to Class A Shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.23%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	6.81%

Net Assets as of 4/30/2015 (In Thousands)	$810,771

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholdings) (the “Benchmark”) for the six months ended April 30, 2015.

By sector, the Fund’s security selection in the utilities and basic industries sectors was a leading detractor from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the industrial cyclical and property sectors was a leading contributor to relative performance. By region, the Fund’s security selection in Japan and Europe was the largest contributor to relative performance. Due to the relatively large number of securities held by the Fund during the period, the impact of individual holdings on performance relative to the Benchmark tended to be small.

HOW WAS THE FUND POSITIONED?

Using the fundamental research conducted by JPMorgan’s team of analysts, the Fund’s managers implemented modestly overweight or underweight positions in, or did not hold, individual components of the Benchmark in an attempt to generate returns that modestly exceeded those of the Benchmark, while maintaining sector, geographic and risk characteristics similar to the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.2%
2.	Toyota Motor Corp. (Japan)	1.9
3.	Novartis AG (Switzerland)	1.6
4.	Bayer AG (Germany)	1.4
5.	Sanofi (France)	1.3
6.	Roche Holding AG (Switzerland)	1.3
7.	British American Tobacco plc (United Kingdom)	1.3
8.	Novo Nordisk A/S, Class B (Denmark)	1.2
9.	Royal Dutch Shell plc, Class A (Netherlands)	1.2
10.	HSBC Holdings plc (United Kingdom)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.3%
United Kingdom	19.1
France	10.9
Germany	9.5
Switzerland	8.2
Australia	5.6
Netherlands	4.1
Spain	2.8
Hong Kong	2.7
Italy	2.2
Denmark	2.2
Sweden	1.8
Finland	1.6
Ireland	1.2
Others (each less than 1.0%)	3.6
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
Without Sales Charge		6.10%	0.90%	6.21%	5.19%
With Sales Charge**		0.53	(4.41)	5.07	4.62
CLASS B SHARES	January 14, 1994
Without CDSC		5.87	0.36	5.56	4.59
With CDSC***		0.87	(4.64)	5.23	4.59
CLASS C SHARES	November 4, 1997
Without CDSC		5.87	0.36	5.55	4.49
With CDSC****		4.87	(0.64)	5.55	4.49
CLASS R2 SHARES	November 3, 2008	6.01	0.64	5.95	4.93
SELECT CLASS SHARES	October 28, 1992	6.23	1.11	6.47	5.45

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion. The Board of Trustees of the Fund has approved the automatic conversion of the Fund’s Class B Shares into

Class A Shares on June 19, 2015. On June 19, 2015, all Class B Shares of the Fund will automatically convert to Class A Shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.71%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	5.56%

Net Assets as of 4/30/2015 (In Thousands)	$22,053

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

By sector, the Fund’s security selection in the financials and materials sectors was a leading contributor to performance relative to the Benchmark for the six months reporting period. The Fund’s security selection in the industrials and information technology sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in emerging markets and Continental Europe was a leading contributor to relative performance, while the Fund’s security selection in Canada and its underweight position in Japan were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Ping An Insurance Group Co., Accor SA and Cheung Kong Holdings Ltd. Shares of Ping An Insurance Group Co., a Chinese insurer, rose in line with other Chinese financial sector companies amid Chinese government efforts to counter slowing economic growth. Shares of Accor, a French hotel operator that derives the bulk of its revenue from Europe, rose on expectations that the company would benefit from European Central Bank efforts to stimulate economic growth along with the company’s own efforts to increase revenue. Shares of Cheung Kong, a Hong Kong property developer and conglomerate, rose on news that the company, along with its Hutchison Whampoa affiliate, was revamping its organizational structure to separate Chinese real estate activities from the rest of the business.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Baidu Inc., Sands China Ltd. and MEG Energy Corp. Shares of Baidu, a Chinese Internet portal operator, fell after the company reported earnings and an earnings forecast below analysts’ estimates. Shares of Sands China, a developer-operator of resort casinos in Macau, fell as Chinese government efforts to quell corruption reduced casino traffic among wealthy customers. Shares of MEG Energy, a Canadian energy company focused on the Alberta oil sands region, fell on weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the potential to grow their earnings faster than their industry peers.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Baidu, Inc., ADR (China)	3.6%
2.	CK Hutchison Holdings Ltd. (Hong Kong)	3.0
3.	Toronto-Dominion Bank (The) (Canada)	3.0
4.	Barclays plc (United Kingdom)	3.0
5.	Roche Holding AG (Switzerland)	2.9
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.9
7.	Accor S.A. (France)	2.9
8.	Orange S.A. (France)	2.9
9.	Akzo Nobel N.V. (Netherlands)	2.8
10.	Japan Tobacco, Inc. (Japan)	2.7

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	16.4%
France	12.5
Japan	12.3
Switzerland	12.1
Canada	6.9
China	6.6
Netherlands	4.8
India	4.0
Germany	3.3
Hong Kong	3.0
South Korea	2.5
Italy	2.2
South Africa	2.0
Taiwan	1.9
Ireland	1.9
Short-Term Investment	7.6

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		9.59%	7.06%	10.05%	12.71%
With Sales Charge**		3.84	1.46	8.08	10.95
CLASS C SHARES	November 30, 2011
Without CDSC		9.20	6.48	9.48	12.12
With CDSC***		8.20	5.48	9.48	12.12
CLASS R2 SHARES	November 30, 2011	9.39	6.80	9.76	12.42
CLASS R5 SHARES	November 30, 2011	9.78	7.54	10.53	13.21
CLASS R6 SHARES	November 30, 2011	9.83	7.59	10.60	13.27
SELECT CLASS SHARES	November 30, 2011	9.71	7.35	10.31	12.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S., and the Lipper International Large-Cap Core Funds Index from November 30, 2011 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	3.70%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	5.35%

Net Assets as of 4/30/2015 (In Thousands)	$2,530,219

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

By sector, the Fund’s security selection in the basic industries and the health care sectors was a leading detractor from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the banks sector and its underweight position and security selection in the energy sector were leading positive contributors to relative performance.

By region, the Fund’s security selection in Japan and Canada detracted from performance relative to the Benchmark, while the Fund’s security selection in Continental Europe and emerging markets made positive contributions to relative performance. Emerging markets were not represented in the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hitachi Ltd., Mazda Motor Corp. and Sands China Ltd. Shares of both Hitachi, a Japanese diversified manufacturer of electronic equipment and infrastructure, and Mazda, a Japanese automaker not held in the Benchmark, came under pressure from disappointing earnings. Shares of Sands China, a Macau casino resort operator not held in the Benchmark, declined as a Chinese government effort to curb corruption reduced casino traffic among wealthy customers.

Leading individual contributors to the Fund’s relative performance included the Fund’s positions in Sony Corp., Mitsubishi UFJ Financial Group Inc. and Industrial and Commercial Bank of China Ltd. Shares of Sony, a Japanese entertainment and consumer electronics conglomerate not held in the Benchmark, rose on the company’s forecast of rising profit, driven by cost cutting and a shift away from consumer electronics into gaming, entertainment and sensors used in smart phones. Shares of Mitsubishi UFJ Financial, a Japanese banking company, rose amid signs of economic growth in Japan, and the company’s plans for share repurchases and an increase in its dividend. Shares of Industrial and Commercial Bank of China, which was not held in the Benchmark, strengthened amid China’s efforts to counter slowing economic growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	Toyota Motor Corp. (Japan)	3.6%
2.	Mitsubishi UFJ Financial Group, Inc. (Japan)	3.4
3.	Vodafone Group plc (United Kingdom)	2.9
4.	TOTAL S.A. (France)	2.3
5.	AXA S.A. (France)	2.1
6.	BNP Paribas S.A. (France)	1.9
7.	Australia & New Zealand Banking Group Ltd (Australia)	1.9
8.	Prudential plc (United Kingdom)	1.9
9.	Roche Holding AG (Switzerland)	1.8
10.	Barclays plc (United Kingdom)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	23.3%
United Kingdom	16.7
France	13.8
Germany	8.2
Switzerland	6.0
Italy	5.3
Netherlands	5.0
Australia	3.4
Spain	3.4
Belgium	2.1
Norway	1.9
Ireland	1.8
South Korea	1.6
Sweden	1.3
China	1.0
Luxembourg	1.0
Hong Kong	1.0
Others (each less than 1.0%)	3.0
Short-Term Investment	0.2

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		3.50%	(2.63)%	5.58%	5.31%
With Sales Charge**		(1.91)	(7.72)	4.44	4.75
CLASS B SHARES	September 28, 2001
Without CDSC		3.26	(3.10)	5.05	4.89
With CDSC***		(1.74)	(8.10)	4.72	4.89
CLASS C SHARES	July 11, 2006
Without CDSC		3.25	(3.17)	5.05	4.79
With CDSC****		2.25	(4.17)	5.05	4.79
CLASS R2 SHARES	November 3, 2008	3.32	(2.95)	5.30	5.13
CLASS R6 SHARES	November 30, 2010	3.82	(2.08)	6.11	5.81
INSTITUTIONAL CLASS SHARES	November 4, 1993	3.70	(2.27)	6.00	5.75
SELECT CLASS SHARES	September 10, 2001	3.67	(2.40)	5.83	5.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/05 To 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion. The Board of Trustees of the Fund has approved the automatic conversion of the Fund’s Class B Shares into Class A Shares on June 19, 2015. On June 19, 2015, all Class B Shares of the Fund will automatically convert to Class A Shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.58%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	6.81%

Net Assets as of 4/30/2015 (In Thousands)	$1,945,178

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns.

During the reporting period, securities exhibiting the growth characteristics targeted by the Fund (high earnings momentum and high medium-term price momentum) generally outperformed the broader market. The Fund’s value analysis yielded mixed results. During the six month reporting period, securities with low price-to-earnings ratios slightly outperformed the broader equity market but securities with low price-to-book ratios underperformed the broader market. Price-to-earnings ratio is the price of a share divided by per share earnings for a 12-month period. Price-to-book ratio is the current closing price of a share divided by the book value per share for the most recent quarter.

The Fund’s security selection in the information technology and health care sectors was a leading detractor from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to relative performance.

The Fund targeted collections of companies that exhibited specific growth and/or value characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion and this influence gives rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth and/or value characteristics, targeting names that they believed possessed high earnings momentum, strong price momentum, low price-to-book ratios and low price-to-earnings ratios.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Intrepid International Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Novartis AG (Switzerland)	2.1%
2.	Royal Dutch Shell plc, Class B (Netherlands)	1.9
3.	Toyota Motor Corp. (Japan)	1.7
4.	Nestle S.A. (Switzerland)	1.4
5.	BP plc (United Kingdom)	1.3
6.	Sanofi (France)	1.3
7.	Roche Holding AG (Switzerland)	1.3
8.	Bayer AG (Germany)	1.2
9.	TOTAL S.A. (France)	1.2
10.	Anheuser-Busch InBev N.V. (Belgium)	1.1

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	22.4%
United Kingdom	18.2
France	10.3
Germany	8.8
Switzerland	8.1
Australia	6.6
Netherlands	3.7
Spain	3.2
Sweden	2.2
Belgium	2.0
Hong Kong	2.0
Ireland	2.0
Italy	1.6
Denmark	1.5
Others (each less than 1.0%)	5.7
Short-Term Investment	1.7

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		6.32%	1.77%	7.42%	4.76%
With Sales Charge**		0.73	(3.58)	6.26	4.20
CLASS C SHARES	February 28, 2006
Without CDSC		6.05	1.20	6.87	4.28
With CDSC***		5.05	0.20	6.87	4.28
CLASS R2 SHARES	November 3, 2008	6.18	1.46	7.15	4.59
INSTITUTIONAL CLASS SHARES	April 30, 2001	6.58	2.27	7.96	5.29
SELECT CLASS SHARES	February 28, 2006	6.46	1.97	7.68	5.05

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Brazil — 6.2%
836	Banco Bradesco S.A., ADR	8,938
1,087	Banco do Brasil S.A.	9,447
959	Cia Energetica de Minas Gerais, ADR	4,720
828	Embraer S.A.	6,466
679	Itau Unibanco Holding S.A. (Preference Shares), ADR	8,702
787	JBS S.A.	4,012
1,684	Kroton Educacional S.A.	6,183
228	Smiles S.A.	3,921

		52,389

	China — 24.9%
658	AAC Technologies Holdings, Inc.	3,471
2,036	Air China Ltd., Class H	2,456
1,600	ANTA Sports Products Ltd.	3,526
18	Baidu, Inc., ADR (a)	3,669
22,919	Bank of China Ltd., Class H	15,704
1,913	BYD Electronic International Co., Ltd.	2,881
12,829	China CITIC Bank Corp., Ltd., Class H	11,634
10,468	China Construction Bank Corp., Class H	10,162
13,840	China Everbright Bank Co., Ltd., Class H	9,377
4,445	China Merchants Bank Co., Ltd., Class H	13,343
5,138	China Minsheng Banking Corp., Ltd., Class H	7,502
2,646	China Southern Airlines Co., Ltd., Class H	2,600
12,552	China Telecom Corp., Ltd., Class H	9,298
5,844	CNOOC Ltd.	9,965
8,420	Geely Automobile Holdings Ltd.	4,737
15,216	GOME Electrical Appliances Holdings Ltd.	3,898
1,272	Great Wall Motor Co., Ltd., Class H	9,647
7,026	Huadian Power International Corp., Ltd., Class H	7,779
5,432	Huaneng Power International, Inc., Class H	7,704
11,138	Industrial & Commercial Bank of China Ltd., Class H	9,662
5,739	Jintian Pharmaceutical Group Ltd.	3,054
5,880	Lenovo Group Ltd.	10,111
74	NetEase, Inc., ADR	9,528
3,474	Shanghai Electric Group Co., Ltd., Class H	3,542
3,194	Shenzhen Expressway Co., Ltd., Class H	3,047
1,532	Sinopharm Group Co., Ltd., Class H	7,277
3,857	Sinotrans Ltd., Class H	2,952
1,185	Sunny Optical Technology Group Co., Ltd.	2,637
2,110	TCL Communication Technology Holdings Ltd.	2,246
377	Tencent Holdings Ltd.	7,785
1,514	Weichai Power Co., Ltd., Class H	5,999
1,840	Zhejiang Expressway Co., Ltd., Class H	2,922

		210,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	Egypt — 0.3%
342	Commercial International Bank Egypt SAE, GDR	2,358

	Hong Kong — 4.7%
6,533	Belle International Holdings Ltd.	8,385
576	China Mobile Ltd.	8,220
1,127	China Singyes Solar Technologies Holdings Ltd. (a)	1,846
7,042	China Travel International Investment Hong Kong Ltd.	3,137
3,574	China Unicom Hong Kong Ltd. (a)	6,712
34,875	REXLot Holdings Ltd.	2,597
1,767	Shenzhen International Holdings Ltd.	3,321
4,384	Skyworth Digital Holdings Ltd.	3,906
3,714	Truly International Holdings Ltd.	1,754

		39,878

	India — 6.3%
1,144	Apollo Tyres Ltd.	3,116
189	Bharat Petroleum Corp., Ltd.	2,273
670	Canara Bank	3,983
495	HCL Technologies Ltd.	6,856
475	Hexaware Technologies Ltd.	2,101
378	Hindustan Petroleum Corp., Ltd.	3,712
348	Housing Development Finance Corp., Ltd. (m)	6,407
666	IRB Infrastructure Developers Ltd.	2,444
853	Power Finance Corp., Ltd.	3,559
714	Rural Electrification Corp., Ltd.	3,499
1,278	Sintex Industries Ltd.	2,225
193	Tata Motors Ltd., ADR	7,935
230	Tech Mahindra Ltd.	2,254
132	Wockhardt Ltd.	2,652

		53,016

	Indonesia — 1.0%
9,047	Bank Negara Indonesia Persero Tbk PT	4,465
18,786	Telekomunikasi Indonesia Persero Tbk PT (m)	3,778

		8,243

	Netherlands — 0.1%
200	VimpelCom Ltd., ADR	1,132

	Poland — 0.8%
377	Energa S.A.	2,614
745	PGE Polska Grupa Energetyczna S.A.	4,285

		6,899

	Qatar — 0.2%
78	Gulf International Services QSC	1,901

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Russia — 5.9%
2,124	Alrosa AO	2,823
215	CTC Media, Inc.	750
163	Lukoil OAO, ADR	8,353
272	MegaFon OAO, Reg. S, GDR	4,632
99	MMC Norilsk Nickel OJSC, ADR	1,831
360	MMC Norilsk Nickel OJSC, ADR	6,778
531	Mobile TeleSystems OJSC, ADR	6,409
794	Moscow Exchange MICEX-RTS OAO	1,184
1,309	Sberbank of Russia, ADR	7,771
218	Severstal PAO, Reg. S, GDR	2,411
10	Tatneft OAO, ADR	343
198	Tatneft OAO, ADR	6,789

		50,074

	South Africa — 3.7%
211	Bidvest Group Ltd. (The)	5,725
211	Mr Price Group Ltd.	4,502
1,979	Netcare Ltd.	6,923
1,486	Steinhoff International Holdings Ltd.	9,429
648	Telkom S.A. SOC Ltd. (a)	4,452

		31,031

	South Korea — 19.6%
5	AMOREPACIFIC Group (i) (m)	7,162
265	BNK Financial Group, Inc.	3,954
8	CJ CheilJedang Corp.	2,991
25	Com2uSCorp (a)	4,236
82	Coway Co., Ltd.	6,925
53	Daesang Corp.	2,306
222	DGB Financial Group, Inc.	2,501
15	GS Home Shopping, Inc.	3,370
71	Halla Visteon Climate Control Corp.	2,661
125	Hankook Tire Co., Ltd.	5,249
44	Hansae Co., Ltd.	1,679
68	Hyundai Development Co-Engineering & Construction	3,593
36	Hyundai Mobis Co., Ltd. (m)	7,977
475	Industrial Bank of Korea	6,530
35	KEPCO Plant Service & Engineering Co., Ltd.	3,221
91	KH Vatec Co., Ltd.	1,842
154	Kia Motors Corp.	7,091
182	Korea Electric Power Corp. (m)	7,919
16	Korea Zinc Co., Ltd.	7,072
106	KT&G Corp.	9,437
15	LG Hausys Ltd.	2,324
48	LG Innotek Co., Ltd.	4,501
54	LS Corp.	2,713

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
25	Mando Corp.	3,503
34	Naturalendo Tech Co., Ltd. (a)	1,088
23	NCSoft Corp.	4,374
147	Partron Co., Ltd.	1,539
8	Samsung Electronics Co., Ltd. (m)	10,476
72	Seah Besteel Corp.	2,457
31	SK C&C Co., Ltd.	7,311
43	SK Holdings Co., Ltd. (m)	7,401
198	SK Hynix, Inc.	8,475
33	SK Telecom Co., Ltd. (m)	8,784
195	Wonik IPS Co., Ltd. (a)	2,181

		164,843

	Taiwan — 12.7%
6,111	Advanced Semiconductor Engineering, Inc.	8,666
614	Asustek Computer, Inc.	6,505
868	Catcher Technology Co., Ltd.	10,157
1,020	Chicony Electronics Co., Ltd.	2,932
1,281	Chipbond Technology Corp.	2,768
5,769	Compeq Manufacturing Co., Ltd.	3,652
4,522	Fubon Financial Holding Co., Ltd.	9,725
2,602	Hon Hai Precision Industry Co., Ltd.	7,797
7,946	Innolux Corp.	4,099
4,610	Inotera Memories, Inc. (a)	5,294
2,748	Pegatron Corp.	8,141
1,946	Pou Chen Corp.	2,727
1,433	Radiant Opto-Electronics Corp.	4,712
1,184	Realtek Semiconductor Corp.	3,687
1,833	Taiwan Paiho Ltd.	4,977
391	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	9,547
2,611	Vanguard International Semiconductor Corp.	4,010
3,538	Wan Hai Lines Ltd.	3,923
1,180	Zhen Ding Technology Holding Ltd.	4,108

		107,427

	Thailand — 5.5%
264	Airports of Thailand PCL, NVDR	2,315
1,128	Kasikornbank PCL, NVDR	7,157
11,676	Krung Thai Bank PCL, NVDR	7,065
2,450	Pruksa Real Estate PCL, NVDR	2,036
755	PTT PCL, NVDR	8,138
22,524	Quality Houses PCL, NVDR	2,111
3,743	Samart Corp. PCL, NVDR	3,389
1,377	Siam Commercial Bank PCL (The)	6,625
42	Siam Commercial Bank PCL (The), NVDR	203
3,363	Supalai PCL, NVDR	2,032

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Thailand — continued
8,736	Thai Union Frozen Products PCL, NVDR	5,407

		46,478

	Turkey — 5.0%
3,912	Eregli Demir ve Celik Fabrikalari TAS	6,601
1,671	KOC Holding A.S. (m)	7,904
342	TAV Havalimanlari Holding A.S. (a)	3,007
480	Tofas Turk Otomobil Fabrikasi A.S.	2,944
2,085	Trakya Cam Sanayi A.S.	2,510
195	Tupras Turkiye Petrol Rafinerileri A.S. (a)	4,725
1,782	Turk Hava Yollari AO (a) (m)	5,912
806	Turkiye Halk Bankasi A.S.	4,084
1,766	Turkiye Is Bankasi, Class C	3,971

		41,658

	United Arab Emirates — 0.8%
6,953	Air Arabia PJSC	3,086
1,992	Dubai Islamic Bank PJSC	3,737

		6,823

	Total Common Stocks (Cost $713,601)	824,265

Preferred Stocks — 0.6%
	Brazil — 0.2%
319	Banco do Estado do Rio Grande do Sul S.A., Class B	1,202

	Russia — 0.4%
4,855	Surgutneftegas OAO	3,660

	Total Preferred Stocks (Cost $6,199)	4,862

Short-Term Investment — 1.2%
	Investment Company — 1.2%
10,500	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $10,500)	10,500

	Total Investments — 99.5% (Cost $730,300)	839,627
	Other Assets in Excess of Liabilities — 0.5%	4,220

	NET ASSETS — 100.0%	$843,847

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.3%
Technology Hardware, Storage & Peripherals	6.0
Semiconductors & Semiconductor Equipment	5.9
Oil, Gas & Consumable Fuels	5.7
Electronic Equipment, Instruments & Components	4.6
Automobiles	3.9
Metals & Mining	3.6
Wireless Telecommunication Services	3.5
Diversified Telecommunication Services	2.9
Auto Components	2.7
Textiles, Apparel & Luxury Goods	2.5
Industrial Conglomerates	2.5
Internet Software & Services	2.5
Household Durables	2.4
Electric Utilities	2.3
IT Services	2.2
Diversified Financial Services	2.1
Health Care Providers & Services	2.1
Independent Power & Renewable Electricity Producers	1.8
Food Products	1.8
Transportation Infrastructure	1.7
Airlines	1.7
Tobacco	1.1
Software	1.0
Specialty Retail	1.0
Others (each less than 1.0%)	10.9
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Australia — 1.3%
4,133	Oil Search Ltd.	26,236

	Brazil — 8.6%
3,352	AMBEV S.A., ADR	21,220
2,732	BB Seguridade Participacoes S.A.	31,498
5,859	CCR S.A.	32,183
1,053	Cielo S.A.	14,490
1,394	Itau Unibanco Holding S.A. (Preference Shares), ADR	17,869
685	Lojas Renner S.A.	23,926
845	Marcopolo S.A.	643
1,201	Ultrapar Participacoes S.A.	27,491
1,890	WEG S.A.	10,113

		179,433

	China — 9.0%
119	Alibaba Group Holding Ltd., ADR (a)	9,673
203	Baidu, Inc., ADR (a)	40,691
11,666	CNOOC Ltd.	19,893
25,470	Geely Automobile Holdings Ltd.	14,328
641	JD.com, Inc., ADR (a)	21,522
17,106	Sun Art Retail Group Ltd.	17,634
2,710	Tencent Holdings Ltd.	55,938
1,198	Tsingtao Brewery Co., Ltd., Class H	7,611

		187,290

	Cyprus — 0.3%
1,183	Globaltrans Investment plc, Reg. S, GDR (a)	5,856

	Hong Kong — 6.3%
11,311	AIA Group Ltd.	75,225
3	Jardine Matheson Holdings Ltd.	197
351	Jardine Matheson Holdings Ltd.	21,698
8,504	Sands China Ltd.	34,664

		131,784

	India — 16.6%
276	ACC Ltd.	6,221
1,630	Ambuja Cements Ltd.	5,954
986	Asian Paints Ltd.	11,831
780	HDFC Bank Ltd., ADR	44,361
3,252	Housing Development Finance Corp., Ltd	59,822
1,143	Infosys Ltd., ADR	35,398
7,766	ITC Ltd.	39,413
1,024	Kotak Mahindra Bank Ltd.	21,454
1,090	Lupin Ltd.	30,379
717	Mahindra & Mahindra Ltd.	12,902
1,493	Tata Consultancy Services Ltd.	57,918
516	Tata Motors Ltd., ADR	21,270

		346,923

SHARES	SECURITY DESCRIPTION	VALUE($)

	Indonesia — 3.4%
49,071	Astra International Tbk PT	25,823
16,427	Bank Central Asia Tbk PT	17,008
32,473	Bank Rakyat Indonesia Persero Tbk PT	28,992

		71,823

	Mexico — 2.3%
8,786	Fibra Uno Administracion S.A. de C.V.	21,921
2,516	Infraestructura Energetica Nova S.A.B. de C.V.	14,642
4,149	Mexichem S.A.B. de C.V.	11,884

		48,447

	Panama — 1.4%
262	Copa Holdings S.A., Class A	29,097

	Peru — 1.5%
202	Credicorp Ltd.	30,762

	Russia — 6.9%
666	Lukoil OAO, ADR	34,094
111	Magnit PJSC	24,343
333	Magnit PJSC, Reg. S, GDR	18,277
543	Mail.ru Group Ltd., Reg. S, GDR (a)	12,945
4,269	Mobile Telesystems OJSC	21,859
22,305	Sberbank of Russia	33,219

		144,737

	South Africa — 18.1%
803	Aspen Pharmacare Holdings Ltd. (a)	24,420
1,700	Bidvest Group Ltd. (The)	46,064
353	Capitec Bank Holdings Ltd.	16,614
6,887	FirstRand Ltd.	32,898
600	Imperial Holdings Ltd.	10,045
7,046	Life Healthcare Group Holdings Ltd.	24,198
1,268	Mr Price Group Ltd.	27,077
2,091	MTN Group Ltd.	41,989
145	Naspers Ltd., Class N	22,789
1,977	Remgro Ltd.	43,921
4,016	Sanlam Ltd.	25,973
1,565	Shoprite Holdings Ltd.	22,397
5,288	Woolworths Holdings Ltd.	39,783

		378,168

	South Korea — 4.0%
149	Hyundai Motor Co.	23,371
612	Kia Motors Corp.	28,190
25	Samsung Electronics Co., Ltd.	32,488

		84,049

	Switzerland — 0.8%
303	Luxoft Holding, Inc. (a)	15,727

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Taiwan — 8.0%
4,586	Delta Electronics, Inc.	27,596
1,617	MediaTek, Inc.	20,785
3,483	President Chain Store Corp.	25,775
16,173	Siliconware Precision Industries Co., Ltd.	26,569
2,703	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	66,070

		166,795

	Thailand — 5.5%
3,145	Advanced Info Service PCL, NVDR	22,825
3,647	Kasikornbank PCL, NVDR	23,139
1,575	Siam Cement PCL (The), NVDR	25,631
4,255	Siam Commercial Bank PCL (The)	20,476
8,677	Total Access Communication PCL, NVDR	22,793

		114,864

	Turkey — 2.5%
771	Ford Otomotiv Sanayi A.S.	9,532
5,036	KOC Holding A.S.	23,820
6,242	Turkiye Garanti Bankasi A.S.	19,862

		53,214

	United Kingdom — 2.2%
776	Anglo American plc	13,143
617	SABMiller plc	32,686

		45,829

	Total Common Stocks (Cost $1,741,316)	2,061,034

Preferred Stocks — 0.8%
	Brazil — 0.8%
954	Itau Unibanco Holding S.A.	12,216
5,960	Marcopolo S.A.	5,460

	Total Preferred Stocks (Cost $18,230)	17,676

Short-Term Investment — 1.1%
	Investment Company — 1.1%
22,701	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $22,701)	22,701

	Total Investments — 100.6% (Cost $1,782,247)	2,101,411
	Liabilities in Excess of Other Assets — (0.6)%	(12,935)

	NET ASSETS — 100.0%	$2,088,476

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.6%
Automobiles	6.4
Insurance	6.3
IT Services	5.9
Internet Software & Services	5.7
Semiconductors & Semiconductor Equipment	5.4
Wireless Telecommunication Services	5.2
Food & Staples Retailing	5.2
Oil, Gas & Consumable Fuels	5.1
Industrial Conglomerates	4.4
Diversified Financial Services	3.7
Multiline Retail	3.0
Beverages	2.9
Thrifts & Mortgage Finance	2.8
Pharmaceuticals	2.6
Tobacco	1.9
Construction Materials	1.8
Hotels, Restaurants & Leisure	1.6
Technology Hardware, Storage & Peripherals	1.5
Transportation Infrastructure	1.5
Airlines	1.4
Electronic Equipment, Instruments & Components	1.3
Specialty Retail	1.3
Health Care Providers & Services	1.2
Chemicals	1.1
Media	1.1
Real Estate Investment Trusts (REITs)	1.0
Internet & Catalog Retail	1.0
Others (each less than 1.0%)	3.0
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.4%
		Brazil — 9.8%
9		AMBEV S.A., ADR	60
4		Banco Bradesco S.A., ADR	43
6		Banco do Brasil S.A.	51
8		CCR S.A.	46
6		Cia Energetica de Minas Gerais, ADR	30
1		Embraer S.A., ADR	36
4		Tractebel Energia S.A.	44

			310

		Chile — 1.8%
3		Banco Santander Chile, ADR	59

		China — 10.1%
101		Bank of China Ltd., Class H	69
78		China Construction Bank Corp., Class H	76
20		China Shenhua Energy Co., Ltd., Class H	52
83		Industrial & Commercial Bank of China Ltd., Class H	72
14		MGM China Holdings Ltd.	26
13		Wynn Macau Ltd.	27

			322

		Hong Kong — 7.8%
5		China Mobile Ltd.	72
18		China Resources Power Holdings Co., Ltd.	54
3		Hang Seng Bank Ltd. (m)	49
12		Sands China Ltd.	47
2		VTech Holdings Ltd.	25

			247

		Hungary — 1.4%
2		OTP Bank plc	45

		Indonesia — 1.6%
9		Indo Tambangraya Megah Tbk PT	9
202		Telekomunikasi Indonesia Persero Tbk PT	41

			50

		Mexico — 2.0%
28		Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	63

		Poland — 1.7%
—	(h)	Powszechny Zaklad Ubezpieczen S.A.	53

		Russia — 6.6%
1		Lukoil OAO, ADR	63
1		MegaFon OAO, Reg. S, GDR	25
3		MMC Norilsk Nickel OJSC, ADR	55
3		Mobile Telesystems OJSC, ADR	40
2		Severstal PAO, Reg. S, GDR	25

			208

SHARES	SECURITY DESCRIPTION	VALUE($)

	Singapore — 1.4%
64	Hutchison Port Holdings Trust, Class U	43

	South Africa — 12.5%
7	AVI Ltd.	45
4	Barclays Africa Group Ltd. (m)	62
2	Bidvest Group Ltd. (The)	65
4	Imperial Holdings Ltd.	59
18	Life Healthcare Group Holdings Ltd.	61
11	MMI Holdings Ltd.	32
4	MTN Group Ltd.	72

		396

	South Korea — 5.5%
2	Kangwon Land, Inc.	55
1	KT&G Corp.	62
2	SK Telecom Co., Ltd., ADR	57

		174

	Taiwan — 21.0%
4	Asustek Computer, Inc.	42
21	Cheng Shin Rubber Industry Co., Ltd.	50
6	Chicony Electronics Co., Ltd.	17
10	Delta Electronics, Inc.	60
10	Far EasTone Telecommunications Co., Ltd.	24
5	MediaTek, Inc.	64
4	Novatek Microelectronics Corp.	21
6	President Chain Store Corp.	44
19	Quanta Computer, Inc.	48
11	Radiant Opto-Electronics Corp.	36
40	Siliconware Precision Industries Co., Ltd. (m)	66
4	Simplo Technology Co., Ltd.	20
16	Taiwan Mobile Co., Ltd.	56
3	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	73
8	Tripod Technology Corp.	16
20	Vanguard International Semiconductor Corp.	31

		668

	Thailand — 4.1%
9	Advanced Info Service PCL	62
4	Siam Cement PCL (The), NVDR	68

		130

	Turkey — 4.9%
6	Arcelik A.S.	30
12	Eregli Demir ve Celik Fabrikalari TAS	21
6	Tofas Turk Otomobil Fabrikasi A.S.	39
15	Turk Telekomunikasyon A.S.	41
6	Turkcell Iletisim Hizmetleri A.S.	26

		157

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Arab Emirates — 1.2%
9	First Gulf Bank PJSC	39

	Total Common Stocks (Cost $2,837)	2,964

NUMBER OF WARRANTS
Warrants — 2.2%
	Saudi Arabia — 2.2%
3	Al Rajhi Bank, expiring 08/22/16 (Strike Price $1.00) (a)	51
1	Yanbu National Petrochemical, expiring 07/31/17 (Strike Price $1.00) (a)	19

	Total Warrants (Cost $57)	70

	Total Investments — 95.6% (Cost $2,894)	3,034
	Other Assets in Excess of Liabilities — 4.4%	141

	NET ASSETS — 100.0%	$3,175

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.2%
Wireless Telecommunication Services	14.3
Semiconductors & Semiconductor Equipment	9.6
Hotels, Restaurants & Leisure	5.1
Oil, Gas & Consumable Fuels	4.1
Technology Hardware, Storage & Peripherals	3.5
Metals & Mining	3.3
Independent Power & Renewable Electricity Producers	3.2
Electronic Equipment, Instruments & Components	3.2
Transportation Infrastructure	3.0
Construction Materials	2.9
Insurance	2.8
Diversified Telecommunication Services	2.7
Industrial Conglomerates	2.1
Household Products	2.1
Tobacco	2.0
Health Care Providers & Services	2.0
Beverages	2.0
Distributors	1.9
Auto Components	1.7
Food Products	1.5
Food & Staples Retailing	1.5
Automobiles	1.3
Aerospace & Defense	1.2
Electric Utilities	1.0
Household Durables	1.0
Others (each less than 1.0%)	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.8%
	Australia — 2.5%
212	AGL Energy Ltd.	2,548
1,054	Alumina Ltd.	1,278
305	Amcor Ltd.	3,244
351	AMP Ltd.	1,780
410	Asciano Ltd.	2,128
385	Aurizon Holdings Ltd.	1,469
476	Australia & New Zealand Banking Group Ltd.	12,746
102	Bank of Queensland Ltd.	1,047
510	BHP Billiton Ltd.	13,023
526	BHP Billiton plc	12,643
116	Brambles Ltd.	986
17	Caltex Australia Ltd.	480
143	Coca-Cola Amatil Ltd.	1,158
16	Cochlear Ltd.	1,051
246	Commonwealth Bank of Australia	17,243
137	Computershare Ltd.	1,331
8	Crown Resorts Ltd.	77
92	CSL Ltd.	6,579
350	Dexus Property Group	2,031
838	Federation Centres Ltd.	1,948
478	Goodman Group	2,345
436	Insurance Australia Group Ltd.	2,000
155	Lend Lease Group	1,964
57	Macquarie Group Ltd.	3,477
1,556	Mirvac Group	2,465
340	National Australia Bank Ltd.	9,857
147	Newcrest Mining Ltd. (a)	1,644
81	Orica Ltd.	1,281
193	Origin Energy Ltd.	1,925
486	Qantas Airways Ltd. (a)	1,300
208	QBE Insurance Group Ltd.	2,240
40	Ramsay Health Care Ltd.	1,993
18	REA Group Ltd.	657
144	Santos Ltd.	937
633	Scentre Group	1,865
7	Seek Ltd.	90
146	Stockland	512
325	Suncorp Group Ltd.	3,365
122	Sydney Airport	517
472	Tabcorp Holdings Ltd.	1,814
669	Telstra Corp., Ltd.	3,289
110	Toll Holdings Ltd.	777
459	Transurban Group	3,588
133	Wesfarmers Ltd.	4,571
192	Westfield Corp.	1,427

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
515		Westpac Banking Corp.	14,809
125		Woodside Petroleum Ltd.	3,460
257		Woolworths Ltd.	5,967

			164,926

		Austria — 0.0% (g)
—	(h)	Telekom Austria AG	—	(h)

		Belgium — 0.7%
111		Anheuser-Busch InBev N.V.	13,543
154		Delhaize Group S.A.	12,434
115		KBC Groep N.V. (a)	7,552
78		Solvay S.A.	11,534

			45,063

		Canada — 3.6%
35		Agnico-Eagle Mines Ltd.	1,071
33		Agrium, Inc.	3,434
82		Alimentation Couche-Tard, Inc., Class B	3,128
61		ARC Resources Ltd.	1,241
134		Bank of Montreal	8,723
238		Bank of Nova Scotia (The)	13,149
215		Barrick Gold Corp.	2,794
52		BCE, Inc.	2,304
254		Bombardier, Inc., Class B	513
115		Brookfield Asset Management, Inc., Class A	6,192
83		Cameco Corp.	1,460
84		Canadian Imperial Bank of Commerce	6,783
179		Canadian National Railway Co.	11,584
226		Canadian Natural Resources Ltd.	7,522
98		Canadian Oil Sands Ltd.	1,061
44		Canadian Pacific Railway Ltd.	8,283
74		Canadian Pacific Railway Ltd.	14,158
157		Cenovus Energy, Inc.	2,963
73		Crescent Point Energy Corp.	1,894
144		Eldorado Gold Corp.	717
155		Enbridge, Inc.	8,122
152		Encana Corp.	2,162
75		First Quantum Minerals Ltd.	1,152
39		Fortis, Inc.	1,257
31		Franco-Nevada Corp.	1,591
172		Goldcorp, Inc.	3,241
59		Great-West Lifeco, Inc.	1,804
69		Husky Energy, Inc.	1,548
63		Imperial Oil Ltd.	2,762
27		Intact Financial Corp.	2,090
207		Kinross Gold Corp. (a)	503

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Canada — continued
55		Loblaw Cos. Ltd.	2,790
48		lululemon athletica, Inc. (a)	3,028
54		Magna International, Inc.	2,705
91		Magna International, Inc.	4,584
374		Manulife Financial Corp.	6,812
60		Metro, Inc.	1,747
68		National Bank of Canada	2,734
61		Pembina Pipeline Corp.	2,115
176		Potash Corp. of Saskatchewan, Inc.	5,737
71		Power Corp. of Canada	1,958
50		Power Financial Corp.	1,558
79		Rogers Communications, Inc., Class B	2,832
303		Royal Bank of Canada	20,104
54		Saputo, Inc.	1,602
78		Shaw Communications, Inc., Class B	1,784
74		Silver Wheaton Corp.	1,467
32		SNC-Lavalin Group, Inc.	1,150
124		Sun Life Financial, Inc.	3,965
328		Suncor Energy, Inc.	10,681
220		Talisman Energy, Inc.	1,760
120		Teck Resources Ltd., Class B	1,819
382		Toronto-Dominion Bank (The)	17,618
145		TransCanada Corp.	6,748
140		Yamana Gold, Inc.	534

			233,038

		China — 0.0% (g)
1,053		Yangzijiang Shipbuilding Holdings Ltd.	1,163

		Colombia — 0.0% (g)
—	(h)	Pacific Rubiales Energy Corp.	—	(h)

		Denmark — 0.6%
5		AP Moeller — Maersk A/S, Class B	9,837
410		Danske Bank A/S	11,642
346		Novo Nordisk A/S, Class B	19,405

			40,884

		Finland — 0.4%
834		Nokia OYJ	5,630
—	(h)	Nokian Renkaat OYJ	—	(h)
640		UPM-Kymmene OYJ	11,579
177		Wartsila OYJ Abp	8,132

			25,341

		France — 3.9%
131		Air Liquide S.A.	17,086
263		Airbus Group N.V.	18,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
1,275	Alcatel-Lucent (a)	4,425
685	AXA S.A.	17,313
307	BNP Paribas S.A.	19,392
100	Bouygues S.A.	4,140
87	Cap Gemini S.A.	7,735
76	Cie de Saint-Gobain	3,439
47	Danone S.A.	3,386
374	GDF Suez	7,602
46	L’Oreal S.A. (a)	8,782
13	LVMH Moet Hennessy Louis Vuitton SE	2,279
723	Natixis S.A.	5,986
168	Orange S.A.	2,770
134	Publicis Groupe S.A.	11,227
155	Renault S.A.	16,295
326	Sanofi	33,186
214	Schneider Electric SE	15,987
172	Societe Generale S.A.	8,590
94	Sodexo S.A.	9,526
164	Suez Environnement Co.	3,345
191	Thales S.A.	11,614
390	TOTAL S.A.	21,121
12	Unibail-Rodamco SE	3,357

		256,800

	Germany — 3.2%
123	Allianz SE	20,896
105	BASF SE	10,410
183	Bayer AG (a)	26,287
139	Bayerische Motoren Werke AG	16,455
160	Brenntag AG	9,626
44	Continental AG (a)	10,257
173	Daimler AG	16,669
93	Deutsche Bank AG	2,978
400	Deutsche Post AG	13,160
953	Deutsche Telekom AG	17,518
859	E.ON SE	13,367
183	HeidelbergCement AG	14,071
15	Linde AG	2,927
5	Muenchener Rueckversicherungs- Gesellschaft AG	984
246	SAP SE	18,614
84	Siemens AG	9,171
1,342	Telefonica Deutschland Holding AG (a)	8,318

		211,708

	Hong Kong — 1.1%
1,901	AIA Group Ltd.	12,645

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Hong Kong — continued
877	BOC Hong Kong Holdings Ltd.	3,402
533	Cathay Pacific Airways Ltd.	1,372
251	Cheung Kong Infrastructure Holdings Ltd.	2,126
284	CK Hutchison Holdings Ltd.	6,161
173	CLP Holdings Ltd.	1,510
329	Galaxy Entertainment Group Ltd.	1,581
681	Hang Lung Properties Ltd.	2,302
180	Hang Seng Bank Ltd.	3,509
324	Henderson Land Development Co., Ltd.	2,598
1,015	HKT Trust & HKT Ltd.	1,357
866	Hong Kong & China Gas Co., Ltd.	2,062
148	Hong Kong Exchanges and Clearing Ltd.	5,649
431	Hutchison Whampoa Ltd.	6,351
363	Kerry Properties Ltd.	1,479
1,462	Li & Fung Ltd.	1,489
298	Link REIT (The)	1,848
491	MTR Corp., Ltd.	2,411
183	NWS Holdings Ltd.	311
180	Power Assets Holdings Ltd.	1,812
558	Sands China Ltd.	2,275
1,260	Sino Land Co., Ltd.	2,217
227	Sun Hung Kai Properties Ltd.	3,770
41	Swire Pacific Ltd., Class A	553
97	Wharf Holdings Ltd. (The)	699
97	Wheelock & Co., Ltd.	546
140	Yue Yuen Industrial Holdings Ltd.	532

		72,567

	Ireland — 1.0%
278	Accenture plc, Class A	25,745
26	Allegion plc	1,593
124	James Hardie Industries plc	1,420
79	Medtronic plc	5,858
24	Perrigo Co. plc	4,470
202	Shire plc	16,431
245	XL Group plc	9,093

		64,610

	Israel — 0.1%
155	Teva Pharmaceutical Industries Ltd., ADR	9,351

	Italy — 1.0%
488	Assicurazioni Generali S.p.A.	9,545
1,945	Enel Green Power S.p.A.	3,778
2,070	Enel S.p.A.	9,812
166	Eni S.p.A.	3,187
4,043	Intesa Sanpaolo S.p.A.	13,583

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — continued
99	Luxottica Group S.p.A.	6,513
5,962	Telecom Italia S.p.A. (a)	7,037
1,224	UniCredit S.p.A.	8,783

		62,238

	Japan — 8.4%
148	Advantest Corp.	1,747
241	Ajinomoto Co., Inc.	5,344
4	Alfresa Holdings Corp.	60
527	Amada Holdings Co., Ltd.	5,315
450	ANA Holdings, Inc.	1,244
27	Asahi Group Holdings Ltd.	881
569	Asahi Kasei Corp.	5,358
671	Astellas Pharma, Inc.	10,442
196	Bandai Namco Holdings, Inc.	4,016
334	Bank of Yokohama Ltd. (The)	2,120
151	Bridgestone Corp.	6,303
180	Canon, Inc.	6,407
44	Central Japan Railway Co.	7,894
723	Chiba Bank Ltd. (The)	5,942
62	Chubu Electric Power Co., Inc.	820
61	Chugai Pharmaceutical Co., Ltd.	1,840
354	Citizen Holdings Co., Ltd.	2,801
84	COLOPL, Inc.	1,714
180	Daicel Corp.	2,169
276	Dai-ichi Life Insurance Co., Ltd. (The)	4,535
75	Daikin Industries Ltd.	5,080
111	Daiwa House Industry Co., Ltd.	2,467
62	Dentsu, Inc.	2,895
113	East Japan Railway Co.	9,988
31	Eisai Co., Ltd.	2,093
20	Electric Power Development Co., Ltd.	658
27	FANUC Corp.	5,939
18	Fast Retailing Co., Ltd.	7,129
160	Fuji Heavy Industries Ltd.	5,334
88	FUJIFILM Holdings Corp.	3,296
603	Fujitsu Ltd.	3,997
24	Fukuoka Financial Group, Inc.	138
485	Furukawa Electric Co., Ltd.	889
131	Hakuhodo DY Holdings, Inc.	1,402
11	Hirose Electric Co., Ltd.	1,521
1,105	Hitachi Ltd.	7,539
699	Hokuhoku Financial Group, Inc.	1,672
358	Honda Motor Co., Ltd.	11,999
57	Hoya Corp.	2,193
127	Ibiden Co., Ltd.	2,212

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Japan — continued
279		Inpex Corp.	3,495
15		Isetan Mitsukoshi Holdings Ltd.	248
2		Japan Retail Fund Investment Corp.	3,651
259		Japan Tobacco, Inc.	9,031
51		JFE Holdings, Inc.	1,160
645		JX Holdings, Inc.	2,808
512		Kansai Electric Power Co., Inc. (The) (a)	5,144
54		Kao Corp.	2,586
1,025		Kawasaki Heavy Industries Ltd.	5,283
487		KDDI Corp.	11,528
14		Keyence Corp.	7,207
63		Kirin Holdings Co., Ltd.	838
1,465		Kobe Steel Ltd.	2,663
40		Komatsu Ltd.	799
128		Kubota Corp.	2,003
33		Kyocera Corp.	1,744
238		Kyushu Electric Power Co., Inc. (a)	2,533
54		Mabuchi Motor Co., Ltd.	3,227
339		Marubeni Corp.	2,100
177		Marui Group Co., Ltd.	1,935
113		Mazda Motor Corp.	2,209
317		Medipal Holdings Corp.	4,321
16		MEIJI Holdings Co., Ltd.	1,884
241		Minebea Co., Ltd.	3,695
259		Mitsubishi Corp.	5,584
620		Mitsubishi Electric Corp.	8,097
164		Mitsubishi Estate Co., Ltd.	3,860
714		Mitsubishi Heavy Industries Ltd.	3,956
7		Mitsubishi Motors Corp.	67
63		Mitsubishi Tanabe Pharma Corp.	1,065
2,691		Mitsubishi UFJ Financial Group, Inc.	19,116
534		Mitsui & Co., Ltd.	7,462
1,505		Mitsui Chemicals, Inc.	4,976
294		Mitsui Fudosan Co., Ltd.	8,715
149		Mitsui OSK Lines Ltd.	526
3,288		Mizuho Financial Group, Inc.	6,268
24		Murata Manufacturing Co., Ltd.	3,396
385		NEC Corp.	1,281
132		NGK Spark Plug Co., Ltd.	3,705
181		NH Foods Ltd.	3,955
16		Nintendo Co., Ltd.	2,703
429		Nippon Express Co., Ltd.	2,463
—	(h)	Nippon Prologis REIT, Inc.	325
2,496		Nippon Steel & Sumitomo Metal Corp.	6,493
114		Nippon Telegraph & Telephone Corp.	7,718
870		Nissan Motor Co., Ltd.	9,034

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
31		Nitori Holdings Co., Ltd.	2,369
60		Nitto Denko Corp.	3,871
1,071		Nomura Holdings, Inc.	6,948
42		Nomura Real Estate Holdings, Inc.	850
13		Nomura Research Institute Ltd.	505
301		NSK Ltd.	4,701
135		NTT DOCOMO, Inc.	2,398
75		Omron Corp.	3,448
21		Oriental Land Co., Ltd.	1,435
258		ORIX Corp.	3,963
96		Otsuka Holdings Co., Ltd.	3,018
336		Panasonic Corp.	4,807
853		Resona Holdings, Inc.	4,548
96		Ricoh Co., Ltd.	992
23		Rinnai Corp.	1,753
9		Santen Pharmaceutical Co., Ltd.	112
129		Sanwa Holdings Corp.	970
23		Secom Co., Ltd.	1,637
134		Seiko Epson Corp.	2,335
331		Sekisui Chemical Co., Ltd.	4,414
85		Seven & I Holdings Co., Ltd.	3,671
338		Shimizu Corp.	2,431
113		Shin-Etsu Chemical Co., Ltd.	6,926
3		SMC Corp.	842
135		SoftBank Corp.	8,451
124		Sompo Japan Nipponkoa Holdings, Inc.	4,038
238		Sony Corp. (a)	7,195
135		Sumitomo Corp.	1,596
—	(h)	Sumitomo Forestry Co., Ltd.	1
281		Sumitomo Mitsui Financial Group, Inc.	12,287
53		Sumitomo Realty & Development Co., Ltd.	2,046
—	(h)	Sundrug Co., Ltd.	20
70		Suntory Beverage & Food Ltd.	2,960
87		Suzuken Co., Ltd.	2,726
32		Suzuki Motor Corp.	1,044
83		Sysmex Corp.	4,598
98		T&D Holdings, Inc.	1,408
17		Taisho Pharmaceutical Holdings Co., Ltd.	1,174
271		Takashimaya Co., Ltd.	2,529
62		Takeda Pharmaceutical Co., Ltd.	3,157
140		Terumo Corp.	3,588
184		Tokio Marine Holdings, Inc.	7,480
782		Tokyo Gas Co., Ltd.	4,513
71		Tokyu Corp.	472
496		Toshiba Corp.	1,987

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Japan — continued
553	Toyota Motor Corp.	38,473
239	Unicharm Corp.	6,011
1	United Urban Investment Corp.	1,019
391	Yamada Denki Co., Ltd.	1,598
190	Yamaha Motor Co., Ltd.	4,462
178	Yamato Holdings Co., Ltd.	3,977

		546,004

	Luxembourg — 0.1%
751	ArcelorMittal	7,995

	Netherlands — 1.5%
72	ASML Holding N.V.	7,781
112	Heineken Holding N.V.	7,803
907	ING Groep N.V., CVA (a)	13,921
1,043	Koninklijke KPN N.V.	3,868
198	NN Group N.V. (a)	5,760
36	NXP Semiconductors N.V. (a)	3,467
1,133	Royal Dutch Shell plc, Class A	35,733
515	Royal Dutch Shell plc, Class B	16,490

		94,823

	New Zealand — 0.0% (g)
135	Contact Energy Ltd.	584
357	Meridian Energy Ltd.	685
72	Ryman Healthcare Ltd.	445
576	Spark New Zealand Ltd.	1,304

		3,018

	Norway — 0.3%
623	DNB ASA	11,069
330	Telenor ASA	7,461

		18,530

	Singapore — 0.8%
198	Avago Technologies Ltd.	23,190
847	CapitaCommercial Trust	1,083
339	DBS Group Holdings Ltd.	5,380
695	Global Logistic Properties Ltd.	1,441
1,563	Hutchison Port Holdings Trust, Class U	1,053
364	Keppel Corp., Ltd.	2,389
569	Oversea-Chinese Banking Corp., Ltd.	4,579
1,409	Singapore Telecommunications Ltd.	4,707
230	United Overseas Bank Ltd.	4,251
527	Wilmar International Ltd.	1,295

		49,368

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — 1.3%
99	Amadeus IT Holding S.A., Class A	4,513
598	Banco Bilbao Vizcaya Argentaria S.A.	6,009
2,299	Banco Santander S.A.	17,384
3,235	Bankia S.A. (a)	4,518
1,647	Distribuidora Internacional de Alimentacion S.A.	13,189
1,430	Iberdrola S.A.	9,568
145	Inditex S.A.	4,659
513	Repsol S.A.	10,580
1,106	Telefonica S.A.	16,830

		87,250

	Sweden — 0.6%
184	Assa Abloy AB, Class B	10,684
284	Electrolux AB, Series B	8,492
245	Nordea Bank AB	3,114
277	Swedbank AB, Class A	6,437
428	Tele2 AB, Class B	5,709
314	Telefonaktiebolaget LM Ericsson, Class B	3,433

		37,869

	Switzerland — 4.1%
264	ABB Ltd. (a)	5,783
220	ACE Ltd.	23,505
190	Cie Financiere Richemont S.A.	16,964
277	Credit Suisse Group AG (a)	7,336
1,066	Glencore plc	5,064
92	Holcim Ltd. (a)	7,364
711	Nestle S.A.	55,179
406	Novartis AG	41,435
171	Roche Holding AG	49,000
117	Swiss Re AG (a)	10,404
6	Syngenta AG	1,990
169	TE Connectivity Ltd.	11,230
941	UBS Group AG (a)	18,789
217	Wolseley plc	12,850
1	Zurich Insurance Group AG (a)	245

		267,138

	United Kingdom — 7.3%
1,697	3i Group plc	13,147
82	Anglo American plc	1,393
233	ARM Holdings plc	3,965
196	Associated British Foods plc	8,538
275	AstraZeneca plc	18,841
1,113	Aviva plc	8,956
1,208	BAE Systems plc	9,357
5,066	Barclays plc	19,820

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
885	BG Group plc	16,035
3,107	BP plc	22,406
552	British American Tobacco plc	30,333
834	BT Group plc	5,814
94	Bunzl plc	2,638
1,588	Cobham plc	7,202
284	Compass Group plc	5,029
100	Diageo plc	2,774
1,074	Dixons Carphone plc	6,973
816	GlaxoSmithKline plc	18,846
211	Hammerson plc	2,163
3,561	HSBC Holdings plc	35,571
237	Imperial Tobacco Group plc	11,585
189	Indivior plc (a)	579
2,236	ITV plc	8,681
28	Liberty Global plc, Class A (a)	1,445
79	Liberty Global plc, Series C (a)	3,971
7,715	Lloyds Banking Group plc	9,136
285	Marks & Spencer Group plc	2,410
688	National Grid plc	9,259
95	Next plc	10,694
104	Pearson plc	2,104
1	Pentair plc	68
435	Persimmon plc (a)	11,299
859	Prudential plc	21,385
67	Randgold Resources Ltd.	5,088
234	Reckitt Benckiser Group plc	20,814
81	Rio Tinto Ltd.	3,666
240	Rio Tinto plc	10,761
350	SABMiller plc	18,534
510	Smith & Nephew plc	8,683
390	SSE plc	9,236
291	Standard Chartered plc	4,767
745	Tesco plc	2,512
368	Unilever N.V., CVA	16,044
6,769	Vodafone Group plc	23,848
126	Whitbread plc	10,092
31	Willis Group Holdings plc	1,510
318	WPP plc	7,410

		475,382

	United States — 53.3%
11	3M Co.	1,691
572	Abbott Laboratories	26,552
94	AbbVie, Inc.	6,059
69	Actavis plc (a)	19,447

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
286		Adobe Systems, Inc. (a)	21,733
163		Aetna, Inc.	17,413
94		AGL Resources, Inc.	4,727
686		Alcoa, Inc.	9,213
77		Alexion Pharmaceuticals, Inc. (a)	13,014
35		Alliance Data Systems Corp. (a)	10,447
13		Altria Group, Inc.	638
73		Amazon.com, Inc. (a)	30,678
381		American International Group, Inc.	21,440
95		American Tower Corp.	8,951
71		Amgen, Inc.	11,237
69		Amphenol Corp., Class A	3,793
162		Anadarko Petroleum Corp.	15,256
1,168		Apple, Inc.	146,115
416		Applied Materials, Inc.	8,223
238		Archer-Daniels-Midland Co.	11,636
18		Arrow Electronics, Inc. (a)	1,059
418		AT&T, Inc.	14,477
25		AutoZone, Inc. (a)	17,012
71		AvalonBay Communities, Inc.	11,586
24		Avnet, Inc.	1,016
74		Axiall Corp.	3,010
211		Baker Hughes, Inc.	14,440
2,780		Bank of America Corp.	44,289
83		Bank of New York Mellon Corp. (The)	3,512
394		BB&T Corp.	15,077
74		Becton, Dickinson and Co.	10,413
209		Berkshire Hathaway, Inc., Class B (a)	29,541
166		Best Buy Co., Inc.	5,766
83		Biogen, Inc. (a)	31,090
30		BlackRock, Inc.	10,951
77		Boston Properties, Inc.	10,127
1,137		Boston Scientific Corp. (a)	20,259
503		Bristol-Myers Squibb Co.	32,085
211		Brixmor Property Group, Inc.	4,955
429		Broadcom Corp., Class A	18,946
147		Capital One Financial Corp.	11,853
—	(h)	Catamaran Corp. (a)	1
45		Caterpillar, Inc.	3,890
227		CBS Corp. (Non-Voting), Class B	14,107
255		Celgene Corp. (a)	27,559
373		CenterPoint Energy, Inc.	7,813
39		CenturyLink, Inc.	1,395
109		Cerner Corp. (a)	7,845
504		Charles Schwab Corp. (The)	15,362
69		Charter Communications, Inc., Class A (a)	12,902

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
55	Cheniere Energy, Inc. (a)	4,214
367	Chevron Corp.	40,730
28	Cigna Corp.	3,545
18	Cintas Corp.	1,417
786	Cisco Systems, Inc.	22,661
848	Citigroup, Inc.	45,200
28	Citrix Systems, Inc. (a)	1,873
316	CMS Energy Corp.	10,728
511	Coca-Cola Co. (The)	20,744
114	Coca-Cola Enterprises, Inc.	5,074
313	Cognizant Technology Solutions Corp., Class A (a)	18,344
115	Colgate-Palmolive Co.	7,726
78	Comcast Corp., Class A	4,521
563	Comcast Corp., Class A	32,518
33	Concho Resources, Inc. (a)	4,213
66	ConocoPhillips	4,480
43	CONSOL Energy, Inc.	1,404
158	Constellation Brands, Inc., Class A (a)	18,261
15	Continental Resources, Inc. (a)	787
249	Corning, Inc.	5,221
154	Costco Wholesale Corp.	21,975
234	Crown Holdings, Inc. (a)	12,699
447	CSX Corp.	16,123
26	Cullen/Frost Bankers, Inc.	1,875
101	Cummins, Inc.	13,916
205	CVS Health Corp.	20,335
189	Delta Air Lines, Inc.	8,435
27	DENTSPLY International, Inc.	1,385
46	Devon Energy Corp.	3,166
37	DIRECTV (a)	3,373
194	DISH Network Corp., Class A (a)	13,099
165	Dollar General Corp.	12,006
21	Dollar Tree, Inc. (a)	1,630
179	Douglas Emmett, Inc.	5,096
399	Dow Chemical Co. (The)	20,333
90	Dr. Pepper Snapple Group, Inc.	6,730
8	Dun & Bradstreet Corp. (The)	991
126	Dunkin’ Brands Group, Inc.	6,559
321	E.I. du Pont de Nemours & Co.	23,504
343	Eaton Corp. plc	23,591
20	eBay, Inc. (a)	1,147
240	Edison International	14,618
186	Eli Lilly & Co.	13,390
213	EMC Corp.	5,730
11	Emerson Electric Co.	650

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
195	EOG Resources, Inc.	19,304
96	EQT Corp.	8,615
13	Essex Property Trust, Inc.	2,841
95	Estee Lauder Cos., Inc. (The), Class A	7,696
453	Exelon Corp.	15,402
79	Extra Space Storage, Inc.	5,214
675	Exxon Mobil Corp.	58,942
12	F5 Networks, Inc. (a)	1,487
548	Facebook, Inc., Class A (a)	43,203
49	FedEx Corp.	8,255
202	Fidelity National Information Services, Inc.	12,606
27	Flowserve Corp.	1,587
262	Fluor Corp.	15,730
27	Foot Locker, Inc.	1,615
54	General Dynamics Corp.	7,381
1,207	General Electric Co.	32,681
99	General Growth Properties, Inc.	2,718
498	General Motors Co.	17,476
186	Gilead Sciences, Inc. (a)	18,690
98	Goldman Sachs Group, Inc. (The)	19,229
59	Google, Inc., Class A (a)	32,327
69	Google, Inc., Class C (a)	36,832
42	H&R Block, Inc.	1,257
208	Halliburton Co.	10,193
73	Harman International Industries, Inc.	9,467
275	Hartford Financial Services Group, Inc. (The)	11,225
121	Hershey Co. (The)	11,160
421	Hewlett-Packard Co.	13,890
78	Highwoods Properties, Inc.	3,351
35	HollyFrontier Corp.	1,354
35	Hologic, Inc. (a)	1,197
337	Home Depot, Inc. (The)	36,074
309	Honeywell International, Inc.	31,183
8	Host Hotels & Resorts, Inc.	160
127	Humana, Inc.	21,061
13	Illumina, Inc.	2,347
143	Ingersoll-Rand plc	9,398
401	Intel Corp.	13,039
58	Intercontinental Exchange, Inc.	13,102
75	International Business Machines Corp.	12,892
348	Invesco Ltd.	14,433
11	Jack Henry & Associates, Inc.	738
558	Johnson & Johnson	55,307
252	Johnson Controls, Inc.	12,711
22	Keurig Green Mountain, Inc.	2,546
411	KeyCorp	5,943

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
99	Kilroy Realty Corp.	7,063
136	Kimberly-Clark Corp.	14,880
133	Kinder Morgan, Inc.	5,713
113	KLA-Tencor Corp.	6,638
104	L-3 Communications Holdings, Inc.	11,921
241	Lam Research Corp.	18,247
137	Liberty Property Trust	4,767
42	Lincoln National Corp.	2,381
43	Loews Corp.	1,800
418	Lowe’s Cos., Inc.	28,749
94	Macy’s, Inc.	6,102
19	Mallinckrodt plc (a)	2,196
14	ManpowerGroup, Inc.	1,182
416	Marathon Oil Corp.	12,922
83	Marathon Petroleum Corp.	8,147
27	Marriott International, Inc., Class A	2,130
149	Marsh & McLennan Cos., Inc.	8,377
55	Martin Marietta Materials, Inc.	7,879
283	Masco Corp.	7,497
50	MasterCard, Inc., Class A	4,552
31	McDonald’s Corp.	3,032
17	McGraw Hill Financial, Inc.	1,792
121	McKesson Corp.	27,123
550	Merck & Co., Inc.	32,747
447	MetLife, Inc.	22,924
137	Micron Technology, Inc. (a)	3,846
1,705	Microsoft Corp.	82,911
86	Mid-America Apartment Communities, Inc.	6,442
126	Molson Coors Brewing Co., Class B	9,274
738	Mondelez International, Inc., Class A	28,335
57	Monsanto Co.	6,456
18	Moody’s Corp.	1,967
741	Morgan Stanley	27,632
350	Mosaic Co. (The)	15,414
75	Mylan N.V. (a)	5,388
36	Newell Rubbermaid, Inc.	1,373
215	NextEra Energy, Inc.	21,724
273	NiSource, Inc.	11,859
15	Norfolk Southern Corp.	1,509
276	Occidental Petroleum Corp.	22,134
726	Oracle Corp.	31,671
295	PACCAR, Inc.	19,289
86	Pall Corp.	8,358
104	Parker-Hannifin Corp.	12,403
367	PepsiCo, Inc.	34,890
1,427	Pfizer, Inc.	48,418

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
226	PG&E Corp.	11,963
372	Philip Morris International, Inc.	31,029
76	Phillips 66	6,044
86	Pinnacle West Capital Corp.	5,260
38	Pioneer Natural Resources Co.	6,510
63	PNC Financial Services Group, Inc. (The)	5,769
9	Precision Castparts Corp.	1,922
12	Priceline Group, Inc. (The) (a)	14,557
596	Procter & Gamble Co. (The)	47,407
280	Prologis, Inc.	11,259
78	Prudential Financial, Inc.	6,388
103	Public Service Enterprise Group, Inc.	4,271
423	PulteGroup, Inc.	8,166
11	PVH Corp.	1,123
234	QUALCOMM, Inc.	15,879
21	Quest Diagnostics, Inc.	1,465
187	Questar Corp.	4,375
11	Quintiles Transnational Holdings, Inc. (a)	731
59	Ralph Lauren Corp.	7,898
27	Regency Centers Corp.	1,670
24	Robert Half International, Inc.	1,321
23	Rock-Tenn Co., Class A	1,447
148	Royal Caribbean Cruises Ltd.	10,050
13	SanDisk Corp.	879
304	Schlumberger Ltd.	28,762
68	Sempra Energy	7,171
31	Sherwin-Williams Co. (The)	8,510
62	Simon Property Group, Inc.	11,169
466	Sirius XM Holdings, Inc. (a)	1,840
17	SL Green Realty Corp.	2,080
16	Snap-on, Inc.	2,320
40	Southwestern Energy Co. (a)	1,118
79	SPX Corp.	6,082
30	Stanley Black & Decker, Inc.	2,915
546	Starbucks Corp.	27,058
179	State Street Corp.	13,808
189	Stryker Corp.	17,441
135	SunTrust Banks, Inc.	5,583
32	SVB Financial Group (a)	4,287
57	Symantec Corp.	1,409
32	Synopsys, Inc. (a)	1,507
107	Target Corp.	8,406
101	TD Ameritrade Holding Corp.	3,648
188	Texas Instruments, Inc.	10,169
100	Thermo Fisher Scientific, Inc.	12,613
77	Thomson Reuters Corp.	3,184

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		United States — continued
22		Tiffany & Co.	1,897
51		Time Warner Cable, Inc.	7,963
318		Time Warner, Inc.	26,820
329		TJX Cos., Inc. (The)	21,261
47		T-Mobile USA, Inc. (a)	1,603
163		Toll Brothers, Inc. (a)	5,792
662		Twenty-First Century Fox, Inc., Class A	22,551
80		Twenty-First Century Fox, Inc., Class B	2,681
82		Tyco International plc	3,245
161		U.S. Bancorp	6,922
325		Union Pacific Corp.	34,575
151		United Continental Holdings, Inc. (a)	9,025
15		United Rentals, Inc. (a)	1,445
277		United States Steel Corp.	6,648
309		United Technologies Corp.	35,161
279		UnitedHealth Group, Inc.	31,072
207		V.F. Corp.	14,973
59		Valeant Pharmaceuticals International, Inc. (a)	12,822
145		Valero Energy Corp.	8,223
23		VeriSign, Inc. (a)	1,478
—	(h)	Veritiv Corp. (a)	—	(h)
905		Verizon Communications, Inc.	45,652
79		Vertex Pharmaceuticals, Inc. (a)	9,782
531		Visa, Inc., Class A	35,086
85		Walgreens Boots Alliance, Inc.	7,030
145		Wal-Mart Stores, Inc.	11,305
266		Walt Disney Co. (The)	28,954
33		Waste Management, Inc.	1,647
1,209		Wells Fargo & Co.	66,639
10		Western Digital Corp.	975
67		Western Union Co. (The)	1,362
7		Whirlpool Corp.	1,168
265		Xcel Energy, Inc.	9,002
204		Xerox Corp.	2,342

			3,478,095

		Total Common Stocks (Cost $5,677,205)	6,253,161

Preferred Stocks — 0.4%
		Germany — 0.4%
162		Henkel AG & Co. KGaA	18,786
33		Volkswagen AG	8,400

		Total Preferred Stocks (Cost $24,537)	27,186

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.5%
	Investment Company — 3.5%
225,787	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (Cost $225,787)	225,787

	Total Investments — 99.7% (Cost $5,927,529)	6,506,134
	Other Assets in Excess of Liabilities — 0.3% (c)	22,439

	NET ASSETS — 100.0%	$6,528,573

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.3%
Pharmaceuticals	7.5
Oil, Gas & Consumable Fuels	6.5
Insurance	4.0
Media	3.3
Technology Hardware, Storage & Peripherals	2.8
Software	2.5
Capital Markets	2.5
Chemicals	2.4
Diversified Telecommunication Services	2.3
Food Products	2.3
Automobiles	2.3
Beverages	2.2
IT Services	2.2
Specialty Retail	2.1
Aerospace & Defense	2.1
Real Estate Investment Trusts (REITs)	1.9
Machinery	1.9
Semiconductors & Semiconductor Equipment	1.8
Biotechnology	1.8
Household Products	1.8
Internet Software & Services	1.8
Road & Rail	1.7
Health Care Providers & Services	1.7
Food & Staples Retailing	1.7
Electric Utilities	1.7
Metals & Mining	1.6
Health Care Equipment & Supplies	1.6
Multi-Utilities	1.4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

INDUSTRY	PERCENTAGE
Tobacco	1.3%
Hotels, Restaurants & Leisure	1.2
Household Durables	1.0
Others (each less than 1.0%)	14.3
Short-Term Investment	3.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
146	TOPIX Index	06/11/15	$19,424	$(27)
481	Dow Jones Euro STOXX 50 Index	06/19/15	19,271	(947)
1,377	E-mini S&P 500	06/19/15	143,132	1,424

				$450

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.0%
		Australia — 0.9%
4		QBE Insurance Group Ltd.	44

		Brazil — 0.5%
2		Itau Unibanco Holding S.A. (Preference Shares), ADR	26

		Canada — 2.5%
2		MEG Energy Corp. (a)	44
2		Toronto-Dominion Bank (The)	79

			123

		China — 7.1%
1		Baidu, Inc., ADR (a)	138
44		China Lesso Group Holdings Ltd.	32
110		Industrial & Commercial Bank of China Ltd., Class H	95
26		KWG Property Holding Ltd.	26
4		Phoenix New Media Ltd., ADR (a)	32
1		SINA Corp. (a)	29

			352

		Finland — 0.6%
5		Outokumpu OYJ (a)	29

		France — 7.1%
1		Airbus Group N.V.	42
4		AXA S.A.	106
2		IPSOS	56
1		Sanofi	118
—	(h)	Sopra Steria Group	31

			353

		Germany — 1.6%
1		SAP SE, ADR	79

		Hong Kong — 1.2%
14		Sands China Ltd.	57

		India — 0.8%
3		ICICI Bank Ltd., ADR	37

		Ireland — 0.9%
—	(h)	Shire plc, ADR	46

		Israel — 2.0%
2		Teva Pharmaceutical Industries Ltd., ADR	98

		Japan — 1.8%
2		Sumitomo Mitsui Financial Group, Inc.	92

		Luxembourg — 0.7%
2		Globant S.A. (a)	34

		Netherlands — 1.2%
1		NXP Semiconductors N.V. (a)	58

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — 2.3%
—	(h)	Hyundai Motor Co.	50
—	(h)	Samsung Electronics Co., Ltd.	66

			116

		Spain — 2.1%
3		Grifols S.A., ADR	106

		Switzerland — 5.4%
1		ACE Ltd.	58
1		Novartis AG	115
—	(h)	Roche Holding AG	51
2		UBS Group AG (a)	44

			268

		United Kingdom — 8.0%
34		Barclays plc	132
7		BG Group plc	134
2		Standard Chartered plc	39
25		Vodafone Group plc	89

			394

		United States — 48.3%
1		Albemarle Corp.	37
—	(h)	Amazon.com, Inc. (a)	78
1		American Express Co.	49
1		Anadarko Petroleum Corp.	49
1		Apple, Inc. (m)	73
6		Bank of America Corp.	98
4		Boston Scientific Corp. (a)	79
1		Cabot Oil & Gas Corp.	39
3		Citigroup, Inc.	158
1		Comcast Corp., Class A	75
3		Fairchild Semiconductor International, Inc. (a)	54
2		Fluor Corp. (m)	113
—	(h)	Google, Inc., Class A (a)	69
—	(h)	Google, Inc., Class C (a)	153
1		Hartford Financial Services Group, Inc. (The)	46
—	(h)	Humana, Inc. (m)	57
1		Johnson & Johnson (m)	136
1		Lam Research Corp.	78
1		Las Vegas Sands Corp.	54
2		MetLife, Inc.	118
2		Microsoft Corp.	90
2		Mosaic Co. (The)	73
2		Owens Corning	78
3		Pfizer, Inc.	89
1		QUALCOMM, Inc.	84
3		Teradyne, Inc.	49

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
4	Time, Inc.	101
4	Twenty-First Century Fox, Inc., Class A	139
1	United Continental Holdings, Inc. (a)	72

		2,388

	Total Common Stocks (Cost $4,056)	4,700

Short-Term Investment — 3.3%
	Investment Company — 3.3%
162	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $162)	162

	Total Investments — 98.3% (Cost $4,218)	4,862
	Other Assets in Excess of Liabilities — 1.7%	85

	NET ASSETS — 100.0%	$4,947

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.6%
Pharmaceuticals	13.4
Internet Software & Services	8.6
Insurance	7.7
Media	7.6
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	4.9
Software	4.2
Technology Hardware, Storage & Peripherals	2.8
Construction & Engineering	2.3
Hotels, Restaurants & Leisure	2.3
Building Products	2.3
Chemicals	2.3
Biotechnology	2.2
Wireless Telecommunication Services	1.8
Communications Equipment	1.7
Health Care Equipment & Supplies	1.6
Internet & Catalog Retail	1.6
Airlines	1.5
Health Care Providers & Services	1.2
Automobiles	1.0
Consumer Finance	1.0
Others (each less than 1.0%)	3.6
Short-Term Investment	3.3

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.8%
	Australia — 1.6%
1,155	BHP Billiton Ltd.	29,504
639	BHP Billiton plc	15,347

		44,851

	Belgium — 1.5%
354	Anheuser-Busch InBev N.V.	43,086

	China — 3.0%
15,252	China Construction Bank Corp., Class H	14,806
14,783	CNOOC Ltd.	25,208
17,435	Industrial & Commercial Bank of China Ltd., Class H	15,124
1,369	Ping An Insurance Group Co. of China Ltd., Class H	19,571
4,736	Wynn Macau Ltd.	9,587

		84,296

	Denmark — 0.8%
384	Novo Nordisk A/S, Class B	21,573

	France — 11.6%
510	Accor S.A.	27,973
1,341	AXA S.A.	33,904
533	BNP Paribas S.A.	33,662
171	Essilor International S.A.	20,826
8	Hermes International	3,150
198	Imerys S.A.	15,090
64	Kering	11,890
306	Lafarge S.A.	22,315
174	LVMH Moet Hennessy Louis Vuitton SE	30,463
177	Pernod Ricard S.A.	22,030
494	Sanofi	50,333
394	Schneider Electric SE	29,428
358	Technip S.A.	24,407

		325,471

	Germany — 6.2%
256	Allianz SE	43,635
271	Bayer AG (a)	39,003
330	Fresenius Medical Care AG & Co. KGaA	27,712
71	Linde AG	13,951
652	SAP SE	49,301

		173,602

	Hong Kong — 4.4%
6,372	China Overseas Land & Investment Ltd.	26,542
2,532	CK Hutchison Holdings Ltd.	54,914
6,606	Hang Lung Properties Ltd.	22,332
4,660	Sands China Ltd.	18,994

		122,782

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.8%
386	HDFC Bank Ltd., ADR	21,963

	Indonesia — 0.4%
23,843	Astra International Tbk PT	12,547

	Israel — 1.0%
457	Teva Pharmaceutical Industries Ltd., ADR	27,586

	Japan — 19.4%
1,902	Astellas Pharma, Inc.	29,620
347	Daikin Industries Ltd.	23,343
255	East Japan Railway Co.	22,521
133	FANUC Corp.	29,233
1,287	Honda Motor Co., Ltd.	43,154
1,145	Inpex Corp.	14,364
1,515	Japan Tobacco, Inc.	52,888
583	KDDI Corp.	13,793
1,346	Komatsu Ltd.	27,070
2,267	Kubota Corp.	35,481
471	Makita Corp.	23,495
714	Mitsui Fudosan Co., Ltd.	21,166
257	Nidec Corp.	19,195
323	Nitto Denko Corp.	20,725
260	Shin-Etsu Chemical Co., Ltd.	15,918
113	SMC Corp.	34,113
1,316	Sumitomo Mitsui Financial Group, Inc.	57,476
869	Toyota Motor Corp.	60,476

		544,031

	Netherlands — 4.9%
536	Akzo Nobel N.V.	41,046
258	ASML Holding N.V.	27,791
2,963	ING Groep N.V., CVA (a)	45,450
774	Royal Dutch Shell plc, Class A	24,548

		138,835

	South Africa — 0.8%
144	Naspers Ltd., Class N	22,618

	South Korea — 1.9%
57	Hyundai Mobis Co., Ltd.	12,500
63	Samsung Electronics Co., Ltd., Reg. S, GDR	41,492

		53,992

	Switzerland — 14.8%
1,110	ABB Ltd. (a)	24,332
319	Cie Financiere Richemont S.A.	28,460
1,376	Credit Suisse Group AG (a)	36,415
6,679	Glencore plc (a)	31,728
245	Holcim Ltd. (a)	19,643

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Switzerland — continued
693	Nestle S.A.	53,731
679	Novartis AG	69,282
211	Roche Holding AG	60,312
2,445	UBS Group AG (a)	48,835
137	Zurich Insurance Group AG (a)	42,333

		415,071

	Taiwan — 0.9%
1,068	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	26,101

	United Kingdom — 21.8%
537	Aggreko plc	13,535
1,842	ARM Holdings plc	31,302
10,631	Barclays plc	41,592
3,994	BG Group plc	72,337
632	British American Tobacco plc	34,729
1,051	Burberry Group plc	28,013
2,804	Centrica plc	10,950
6,493	HSBC Holdings plc	64,627
620	Imperial Tobacco Group plc	30,255
2,712	Meggitt plc	21,919
2,115	Prudential plc	52,658
362	Rio Tinto Ltd.	16,331
436	Rio Tinto plc	19,514
2,339	Standard Chartered plc	38,300
796	Tullow Oil plc	5,051
578	Unilever plc	25,322
17,847	Vodafone Group plc	62,880
1,912	WPP plc	44,590

		613,905

	Total Common Stocks (Cost $2,248,475)	2,692,310

Preferred Stocks — 2.6%
	Germany — 2.6%
226	Henkel AG & Co. KGaA	26,278
177	Volkswagen AG	45,667

	Total Preferred Stocks (Cost $51,659)	71,945

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.7%
	Investment Company — 1.7%
47,731	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $47,731)	47,731

	Total Investments — 100.1% (Cost $2,347,865)	2,811,986
	Liabilities in Excess of Other Assets — (0.1)%	(2,284)

	NET ASSETS — 100.0%	$2,809,702

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.8%
Pharmaceuticals	10.6
Insurance	6.8
Automobiles	5.8
Machinery	5.3
Oil, Gas & Consumable Fuels	5.0
Real Estate Management & Development	4.4
Tobacco	4.2
Metals & Mining	4.0
Textiles, Apparel & Luxury Goods	3.6
Chemicals	3.3
Capital Markets	3.0
Semiconductors & Semiconductor Equipment	3.0
Food Products	2.8
Wireless Telecommunication Services	2.7
Electrical Equipment	2.6
Media	2.4
Beverages	2.3
Construction Materials	2.0
Hotels, Restaurants & Leisure	2.0
Software	1.8
Technology Hardware, Storage & Peripherals	1.5
Health Care Providers & Services	1.0
Others (each less than 1.0%)	6.4
Short-Term Investment	1.7

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
505,316	JPY	Citibank, N.A.	05/07/15	$4,252	$4,232	$(20)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Australia — 5.7%
69	BHP Billiton plc	1,655
283	Goodman Group (m)	1,390
156	Transurban Group	1,220
182	Westfield Corp. (m)	1,350

		5,615

	China — 1.8%
2,025	Industrial & Commercial Bank of China Ltd., Class H	1,757

	Finland — 2.3%
197	Nokia OYJ	1,332
53	UPM-Kymmene OYJ	958

		2,290

	France — 5.6%
36	Accor S.A.	1,950
54	Groupe Eurotunnel SE	869
33	Klepierre (m)	1,591
18	Thales S.A.	1,111

		5,521

	Germany — 7.3%
6	Allianz SE	1,005
8	Bayer AG (a)	1,182
5	Continental AG (a)	1,224
15	Deutsche Boerse AG	1,244
31	Deutsche Wohnen AG	824
91	TUI AG	1,695

		7,174

	Hong Kong — 1.7%
113	Hutchison Whampoa Ltd.	1,665

	Ireland — 0.8%
10	Shire plc	812

	Israel — 3.3%
911	Bezeq The Israeli Telecommunication Corp., Ltd.	1,725
25	Teva Pharmaceutical Industries Ltd., ADR	1,502

		3,227

	Italy — 1.1%
154	UniCredit S.p.A.	1,105

	Japan — 20.2%
44	Canon, Inc.	1,551
54	Daiwa House Industry Co., Ltd.	1,194
274	Hitachi Ltd.	1,870
53	Japan Airlines Co., Ltd.	1,751

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
89	Japan Tobacco, Inc.	3,122
355	Mitsubishi UFJ Financial Group, Inc.	2,522
32	Nippon Telegraph & Telephone Corp.	2,174
42	Seven & I Holdings Co., Ltd.	1,805
39	Sony Corp. (a)	1,164
40	Toyota Motor Corp.	2,784

		19,937

	Netherlands — 5.5%
11	ASML Holding N.V.	1,140
125	ING Groep N.V., CVA (a)	1,922
39	NN Group N.V. (a)	1,130
40	Royal Dutch Shell plc, Class A	1,272

		5,464

	Norway — 2.9%
161	DNB ASA	2,867

	Russia — 0.8%
44	MMC Norilsk Nickel OJSC, ADR	832

	South Africa — 1.1%
56	MTN Group Ltd.	1,133

	South Korea — 1.1%
1	Samsung Electronics Co., Ltd.	1,120

	Spain — 2.6%
37	Ferrovial S.A.	833
117	Telefonica S.A.	1,778

		2,611

	Sweden — 1.7%
30	Electrolux AB, Series B	908
35	Swedbank AB, Class A	809

		1,717

	Switzerland — 6.5%
30	Credit Suisse Group AG (a)	791
9	Novartis AG	962
5	Roche Holding AG	1,543
17	Swiss Re AG (a)	1,488
28	Wolseley plc	1,636

		6,420

	Taiwan — 2.0%
137	Siliconware Precision Industries Co., Ltd., ADR	1,107
36	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	871

		1,978

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — 22.1%
169	3i Group plc	1,311
119	Aberdeen Asset Management plc	865
49	ARM Holdings plc	838
18	AstraZeneca plc	1,214
135	Aviva plc	1,084
208	BAE Systems plc (m)	1,613
330	Centrica plc	1,289
55	Compass Group plc	972
157	Direct Line Insurance Group plc	765
52	GlaxoSmithKline plc	1,206
104	Hammerson plc (m)	1,065
21	InterContinental Hotels Group plc	886
196	Legal & General Group plc	778
271	Man Group plc	798
82	Meggitt plc	664
42	Persimmon plc (a)	1,086
48	Smith & Nephew plc	811
174	SSP Group plc (a)	796
99	UBM plc	852
373	Vodafone Group plc	1,316
71	WPP plc	1,656

		21,865

	Total Common Stocks (Cost $89,474)	95,110

Short-Term Investment — 2.9%
	Investment Company — 2.9%
2,843	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $2,843)	2,843

	Total Investments — 99.0% (Cost $92,317)	97,953
	Other Assets in Excess of Liabilities — 1.0%	972

	NET ASSETS — 100.0%	$98,925

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	11.2%
Pharmaceuticals	8.6
Hotels, Restaurants & Leisure	6.4
Insurance	6.4
Diversified Telecommunication Services	5.8
Real Estate Investment Trusts (REITs)	5.5
Semiconductors & Semiconductor Equipment	4.0
Capital Markets	3.8
Aerospace & Defense	3.5
Household Durables	3.2
Tobacco	3.2
Automobiles	2.8
Technology Hardware, Storage & Peripherals	2.7
Media	2.6
Metals & Mining	2.5
Wireless Telecommunication Services	2.5
Transportation Infrastructure	2.1
Real Estate Management & Development	2.1
Electronic Equipment, Instruments & Components	1.9
Food & Staples Retailing	1.8
Airlines	1.8
Industrial Conglomerates	1.7
Trading Companies & Distributors	1.7
Communications Equipment	1.4
Multi-Utilities	1.3
Oil, Gas & Consumable Fuels	1.3
Diversified Financial Services	1.3
Auto Components	1.3
Paper & Forest Products	1.0
Others (each less than 1.0%)	1.7
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.9%
	Australia — 4.0%
1,141	Australia & New Zealand Banking Group Ltd.	30,535
3,780	Goodman Group	18,548
1,982	Oil Search Ltd.	12,580
2,168	Westfield Corp.	16,117

		77,780

	China — 1.4%
2,816	ENN Energy Holdings Ltd.	20,268
7,501	Sun Art Retail Group Ltd.	7,732

		28,000

	Denmark — 0.3%
48	Chr Hansen Holding A/S	2,336
136	Danske Bank A/S	3,862

		6,198

	Finland — 1.1%
756	Stora Enso OYJ, Class R	7,955
689	UPM-Kymmene OYJ	12,469

		20,424

	France — 8.4%
232	Air Liquide S.A.	30,323
349	Airbus Group N.V.	24,169
882	AXA S.A.	22,312
212	Publicis Groupe S.A.	17,776
222	Renault S.A.	23,349
350	Suez Environnement Co.	7,133
175	Thales S.A.	10,651
178	Valeo S.A.	28,564

		164,277

	Germany — 6.5%
271	Bayer AG (a)	39,077
53	Continental AG (a)	12,387
374	Daimler AG	35,973
697	E.ON SE	10,848
390	SAP SE	29,471

		127,756

	Hong Kong — 3.1%
5,606	China Overseas Land & Investment Ltd.	23,351
1,688	Hutchison Whampoa Ltd.	24,872
3,052	Sands China Ltd.	12,441

		60,664

	Ireland — 1.2%
286	Shire plc	23,260

	Italy — 1.8%
3,907	Enel S.p.A.	18,519

SHARES	SECURITY DESCRIPTION	VALUE($)

	Italy — continued
4,738	Intesa Sanpaolo S.p.A.	15,917

		34,436

	Japan — 23.0%
403	Daikin Industries Ltd.	27,136
1,174	Daiwa House Industry Co., Ltd.	26,214
684	Dentsu, Inc.	31,894
946	DMG Mori Seiki Co., Ltd.	15,427
2,783	Hitachi Ltd.	18,988
640	Japan Airlines Co., Ltd.	21,349
195	Japan Tobacco, Inc.	6,810
3,094	Kajima Corp.	14,780
46	Keyence Corp.	24,557
1,054	Mazda Motor Corp.	20,666
6,321	Mitsubishi UFJ Financial Group, Inc.	44,904
864	Mitsui Fudosan Co., Ltd.	25,613
2,668	Mitsui OSK Lines Ltd.	9,420
550	NH Foods Ltd.	12,017
5,457	Nippon Steel & Sumitomo Metal Corp.	14,195
230	Nippon Telegraph & Telephone Corp.	15,544
1,774	ORIX Corp.	27,280
527	Seven & I Holdings Co., Ltd.	22,648
121	SoftBank Corp.	7,570
566	Sompo Japan Nipponkoa Holdings, Inc.	18,481
464	Sumitomo Mitsui Financial Group, Inc.	20,278
161	Suntory Beverage & Food Ltd.	6,843
805	Yamato Holdings Co., Ltd.	18,010

		450,624

	Netherlands — 4.4%
240	ASML Holding N.V.	25,806
2,013	ING Groep N.V., CVA (a)	30,881
936	Royal Dutch Shell plc, Class A	29,673

		86,360

	Norway — 1.5%
1,937	Norsk Hydro ASA	9,173
981	Statoil ASA	20,793

		29,966

	South Korea — 1.0%
15	Samsung Electronics Co., Ltd.	19,528

	Spain — 0.6%
1,546	Distribuidora Internacional de Alimentacion S.A.	12,379

	Sweden — 1.1%
712	Electrolux AB, Series B	21,315

	Switzerland — 13.4%
116	Cie Financiere Richemont S.A.	10,364

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
753	Nestle S.A.	58,442
602	Novartis AG	61,434
194	Roche Holding AG	55,657
201	Swiss Re AG	17,852
1,561	UBS Group AG (a)	31,177
453	Wolseley plc	26,764

		261,690

	United Kingdom — 22.1%
932	ARM Holdings plc	15,843
413	AstraZeneca plc	28,314
2,818	Aviva plc	22,673
1,817	BG Group plc	32,915
585	British American Tobacco plc	32,115
1,978	Dixons Carphone plc	12,837
4,358	HSBC Holdings plc	43,539
351	InterContinental Hotels Group plc	15,008
3,097	Kingfisher plc	16,637
1,032	National Grid plc	13,878
624	Pennon Group plc	8,196
1,346	Prudential plc	33,518
314	Reckitt Benckiser Group plc	27,965
651	Rio Tinto plc	29,129
418	SABMiller plc	22,102
1,256	Smith & Nephew plc	21,382
1,737	UBM plc	14,998
11,868	Vodafone Group plc	41,814

		432,863

	Total Common Stocks (Cost $1,625,136)	1,857,520

Preferred Stock — 1.4%
	Germany — 1.4%
225	Henkel AG & Co. KGaA (Cost $19,595)	26,171

Short-Term Investment — 3.2%
	Investment Company — 3.2%
62,979	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $62,979)	62,979

	Total Investments — 99.5% (Cost $1,707,710)	1,946,670
	Other Assets in Excess of Liabilities — 0.5% (c)	9,913

	NET ASSETS — 100.0%	$1,956,583

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.7%
Banks	9.8
Insurance	5.9
Oil, Gas & Consumable Fuels	4.9
Automobiles	4.1
Real Estate Management & Development	3.9
Food Products	3.6
Media	3.3
Household Products	2.8
Metals & Mining	2.7
Wireless Telecommunication Services	2.5
Electronic Equipment, Instruments & Components	2.2
Food & Staples Retailing	2.2
Semiconductors & Semiconductor Equipment	2.1
Auto Components	2.1
Tobacco	2.0
Aerospace & Defense	1.8
Real Estate Investment Trusts (REITs)	1.8
Chemicals	1.7
Multi-Utilities	1.6
Capital Markets	1.6
Specialty Retail	1.5
Software	1.5
Beverages	1.5
Hotels, Restaurants & Leisure	1.4
Diversified Financial Services	1.4
Building Products	1.4
Trading Companies & Distributors	1.4
Industrial Conglomerates	1.3
Health Care Equipment & Supplies	1.1
Airlines	1.1
Household Durables	1.1
Paper & Forest Products	1.0
Gas Utilities	1.0
Technology Hardware, Storage & Peripherals	1.0
Electric Utilities	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
49	TOPIX Index	06/11/15	$6,519	$(32)
228	Dow Jones Euro STOXX 50 Index	06/19/15	9,135	(299)
92	FTSE 100 Index	06/19/15	9,785	(140)

				$(471)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
6,300	EUR
4,542	for GBP	State Street Corp.	05/11/15	$6,971	#	$7,074	#	$103
68,072	HKD
1,042,251	for JPY	Westpac Banking Corp.	05/11/15	8,730	#	8,783	#	53
519,617	JPY
2,843	for GBP	Goldman Sachs International	05/11/15	4,363	#	4,352	#	(11)
71,409	AUD	Australia and New Zealand Banking Group Limited	05/11/15	54,925		56,488		1,563
7,068	AUD	Standard Chartered Bank	05/11/15	5,526		5,591		65
7,173	CAD	Union Bank of Switzerland AG	05/11/15	5,777		5,945		168
5,889	CHF	Barclays Bank plc	05/11/15	6,081		6,314		233
6,347	CHF	Royal Bank of Scotland	05/11/15	6,634		6,804		170
5,812	CHF	Goldman Sachs International	08/13/15	6,218		6,254		36
28,643	DKK	BNP Paribas	05/11/15	4,205		4,309		104
110,159	DKK	HSBC Bank, N.A.	05/11/15	16,849		16,571		(278)
28,077	EUR	Barclays Bank plc	05/11/15	31,878		31,529		(349)
5,204	EUR	BNP Paribas	05/11/15	5,648		5,844		196
7,566	EUR	Citibank, N.A.	05/11/15	8,612		8,496		(116)
16,840	EUR	Goldman Sachs International	05/11/15	18,695		18,910		215
14,477	EUR	HSBC Bank, N.A.	05/11/15	16,409		16,257		(152)
9,468	EUR	National Australia Bank	05/11/15	10,116		10,632		516
42,733	EUR	Standard Chartered Bank	05/11/15	46,361		47,987		1,626
3,717	EUR	TD Bank Financial Group	05/11/15	4,212		4,174		(38)
14,827	EUR	Westpac Banking Corp.	05/11/15	16,541		16,650		109
3,836	EUR	Citibank, N.A.	08/13/15	4,282		4,313		31
4,520	EUR	State Street Corp.	08/13/15	5,081		5,083		2
5,367	GBP	Standard Chartered Bank	05/11/15	7,925		8,237		312
14,075	GBP	Union Bank of Switzerland AG	05/11/15	20,966		21,604		638
2,464,390	JPY	Barclays Bank plc	05/11/15	20,855		20,641		(214)
495,043	JPY	BNP Paribas	05/11/15	4,166		4,146		(20)
1,596,359	JPY	Standard Chartered Bank	05/11/15	13,347		13,370		23
1,131,366	JPY	State Street Corp.	05/11/15	9,487		9,476		(11)
1,000,777	JPY	Union Bank of Switzerland AG	05/11/15	8,337		8,382		45
784,950	JPY	Goldman Sachs International	08/13/15	6,619		6,583		(36)
225,566	SEK	Goldman Sachs International	05/11/15	27,346		27,071		(275)
72,159	SEK	Union Bank of Switzerland AG	05/11/15	8,404		8,660		256

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
32,179	SGD	State Street Corp.	05/11/15	$23,753	$24,315	$562
5,461	SGD	Union Bank of Switzerland AG	05/11/15	4,020	4,127	107
				$449,339	$454,972	$5,633

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,174	CAD	Citibank, N.A.	05/11/15	$3,348	$3,459	$(111)
2,999	CAD	Credit Suisse International	05/11/15	2,367	2,485	(118)
6,134	CHF	HSBC Bank, N.A.	05/11/15	6,386	6,577	(191)
61,518	CHF	Union Bank of Switzerland AG	05/11/15	66,303	65,952	351
3,079	CHF	Westpac Banking Corp.	05/11/15	3,338	3,301	37
20,938	DKK	Morgan Stanley	05/11/15	3,178	3,149	29
3,686	EUR	BNP Paribas	05/11/15	4,175	4,139	36
4,443	EUR	Credit Suisse International	05/11/15	5,042	4,990	52
23,256	EUR	Royal Bank of Canada	05/11/15	25,359	26,115	(756)
16,366	EUR	Union Bank of Switzerland AG	05/11/15	17,671	18,377	(706)
6,027	GBP	Barclays Bank plc	05/11/15	9,176	9,251	(75)
30,272	GBP	Citibank, N.A.	05/11/15	45,527	46,465	(938)
13,620	GBP	Goldman Sachs International	05/11/15	20,223	20,905	(682)
7,009	GBP	HSBC Bank, N.A.	05/11/15	10,476	10,757	(281)
3,601	GBP	Morgan Stanley	05/11/15	5,356	5,528	(172)
8,434	GBP	Royal Bank of Canada	05/11/15	12,512	12,946	(434)
2,961	GBP	Westpac Banking Corp.	05/11/15	4,343	4,545	(202)
55,084	HKD	Citibank, N.A.	05/11/15	7,106	7,107	(1)
147,452	HKD	Union Bank of Switzerland AG	05/11/15	19,020	19,025	(5)
1,485,670	JPY	Australia and New Zealand Banking Group Limited	05/11/15	12,366	12,444	(78)
902,494	JPY	Barclays Bank plc	05/11/15	7,599	7,559	40
708,025	JPY	Goldman Sachs International	05/11/15	6,036	5,930	106
2,845,288	JPY	HSBC Bank, N.A.	05/11/15	23,817	23,831	(14)
493,536	JPY	State Street Corp.	05/11/15	4,135	4,133	2
622,138	JPY	Union Bank of Switzerland AG	05/11/15	5,258	5,211	47
2,270,890	JPY	Westpac Banking Corp.	05/11/15	19,128	19,020	108
110,176	NOK	State Street Corp.	05/11/15	14,149	14,629	(480)
				$363,394	$367,830	$(4,436)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2015 of the currency being sold, and the value at April 30, 2015 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.8%
	Australia — 5.6%
515	AMP Ltd.	2,606
288	Australia & New Zealand Banking Group Ltd.	7,713
449	BGP Holdings plc (a) (i)	—	(h)
313	BHP Billiton Ltd.	8,000
41	BHP Billiton plc	977
101	Commonwealth Bank of Australia	7,076
339	Dexus Property Group	1,970
854	Goodman Group	4,190
52	Macquarie Group Ltd.	3,167
40	National Australia Bank Ltd.	1,149
91	Origin Energy Ltd.	909
130	Wesfarmers Ltd.	4,497
104	Westpac Banking Corp.	2,974

		45,228

	Belgium — 0.8%
34	Delhaize Group S.A.	2,775
27	Solvay S.A.	3,957

		6,732

	Denmark — 2.2%
1	AP Moeller — Maersk A/S, Class B	1,768
47	Chr Hansen Holding A/S	2,295
127	Danske Bank A/S	3,597
176	Novo Nordisk A/S, Class B	9,854

		17,514

	Finland — 1.6%
59	Cargotec Oyj	2,397
259	Nokia OYJ	1,747
245	Outokumpu OYJ (a)	1,476
239	UPM-Kymmene OYJ	4,316
66	Wartsila OYJ Abp	3,048

		12,984

	France — 10.8%
51	Air Liquide S.A.	6,698
92	Airbus Group N.V.	6,386
670	Alcatel-Lucent (a)	2,325
186	Altran Technologies S.A.	2,026
266	AXA S.A.	6,716
94	BNP Paribas S.A.	5,922
33	Cap Gemini S.A.	2,949
283	GDF Suez	5,763
27	Lafarge S.A.	2,006
8	L’Oreal S.A. (a)	1,487
396	Natixis S.A.	3,279
56	Publicis Groupe S.A.	4,737

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
57	Renault S.A.	5,993
103	Sanofi	10,531
86	Schneider Electric SE	6,462
91	Societe Generale S.A.	4,535
42	Thales S.A.	2,581
131	TOTAL S.A.	7,084

		87,480

	Germany — 8.1%
45	Allianz SE	7,719
18	BASF SE	1,810
78	Bayer AG (a)	11,256
61	Bayerische Motoren Werke AG	7,249
75	Brenntag AG	4,475
5	Continental AG (a)	1,233
43	Deutsche Bank AG	1,382
120	Deutsche Post AG	3,951
353	Deutsche Telekom AG	6,495
166	E.ON SE	2,577
56	HeidelbergCement AG	4,264
6	Muenchener Rueckversicherungs-Gesellschaft AG	1,212
98	SAP SE	7,423
44	Siemens AG	4,779

		65,825

	Hong Kong — 2.7%
262	AIA Group Ltd.	1,744
267	CK Hutchison Holdings Ltd.	5,795
107	Hang Seng Bank Ltd.	2,078
401	Hutchison Whampoa Ltd.	5,912
262	Power Assets Holdings Ltd.	2,649
535	Sands China Ltd.	2,180
185	Wharf Holdings Ltd. (The)	1,335

		21,693

	Ireland — 1.2%
50	Ryanair Holdings plc, ADR	3,273
76	Shire plc	6,159

		9,432

	Israel — 0.3%
45	Teva Pharmaceutical Industries Ltd., ADR	2,735

	Italy — 2.2%
203	Assicurazioni Generali S.p.A.	3,961
1,079	Enel Green Power S.p.A.	2,095
705	Enel S.p.A.	3,344
3,220	Telecom Italia S.p.A. (a)	3,800

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Italy — continued
676	UniCredit S.p.A.	4,851

		18,051

	Japan — 22.1%
249	Amada Holdings Co., Ltd.	2,513
31	Central Japan Railway Co.	5,573
293	Daicel Corp.	3,532
44	Daikin Industries Ltd.	2,977
109	Daiwa House Industry Co., Ltd.	2,425
57	Dentsu, Inc.	2,671
142	DMG Mori Seiki Co., Ltd.	2,322
64	East Japan Railway Co.	5,657
78	Electric Power Development Co., Ltd.	2,619
22	FANUC Corp.	4,729
115	Fuji Heavy Industries Ltd.	3,852
474	Fujitsu Ltd.	3,143
568	Hitachi Ltd.	3,875
78	Honda Motor Co., Ltd.	2,612
51	Japan Tobacco, Inc.	1,767
156	JFE Holdings, Inc.	3,520
531	JX Holdings, Inc.	2,311
669	Kajima Corp.	3,196
151	KDDI Corp.	3,564
8	Keyence Corp.	4,057
271	Kirin Holdings Co., Ltd.	3,584
103	LIXIL Group Corp.	2,143
39	Mabuchi Motor Co., Ltd.	2,341
136	Mazda Motor Corp.	2,670
144	Medipal Holdings Corp.	1,958
1,239	Mitsubishi UFJ Financial Group, Inc.	8,802
94	Mitsui & Co., Ltd.	1,321
146	Mitsui Fudosan Co., Ltd.	4,320
135	MS&AD Insurance Group Holdings, Inc.	3,869
48	NGK Spark Plug Co., Ltd.	1,332
1,244	Nippon Steel & Sumitomo Metal Corp.	3,236
83	Nippon Telegraph & Telephone Corp.	5,598
688	Nishi-Nippon City Bank Ltd. (The)	2,192
38	Nitori Holdings Co., Ltd.	2,960
199	ORIX Corp.	3,066
95	Otsuka Holdings Co., Ltd.	3,008
228	Ricoh Co., Ltd.	2,354
99	Seiko Epson Corp.	1,737
124	Seven & I Holdings Co., Ltd.	5,330
189	Sony Corp. (a)	5,710
611	Sumitomo Bakelite Co., Ltd.	2,786
59	Sumitomo Corp.	699

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
159	Sumitomo Mitsui Financial Group, Inc.	6,960
72	Suntory Beverage & Food Ltd.	3,054
77	Suzuken Co., Ltd.	2,422
50	Sysmex Corp.	2,767
295	Takashimaya Co., Ltd.	2,753
610	Tokyo Gas Co., Ltd.	3,519
216	Toyota Motor Corp.	15,064
113	Yamato Holdings Co., Ltd.	2,518
149	Yamazaki Baking Co., Ltd.	2,637

		179,625

	Luxembourg — 0.3%
230	ArcelorMittal	2,450

	Netherlands — 4.1%
386	Aegon N.V.	3,047
28	ASML Holding N.V.	2,970
54	Heineken N.V.	4,246
304	ING Groep N.V., CVA (a)	4,657
60	NN Group N.V. (a)	1,750
309	Royal Dutch Shell plc, Class A	9,736
214	Royal Dutch Shell plc, Class B	6,856

		33,262

	New Zealand — 0.4%
1,298	Spark New Zealand Ltd.	2,937

	Norway — 0.6%
148	DNB ASA	2,624
96	Telenor ASA	2,164

		4,788

	Portugal — 0.2%
444	EDP — Energias de Portugal S.A.	1,774

	Singapore — 0.9%
339	DBS Group Holdings Ltd.	5,382
259	Singapore Exchange Ltd.	1,665

		7,047

	Spain — 2.8%
113	Banco Bilbao Vizcaya Argentaria S.A.	1,137
603	Banco Santander S.A. (a)	4,558
1,723	Bankia S.A. (a)	2,406
429	Distribuidora Internacional de Alimentacion S.A.	3,433
173	Repsol S.A.	3,556
492	Telefonica S.A.	7,496

		22,586

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Sweden — 1.8%
57	Assa Abloy AB, Class B	3,297
121	Electrolux AB, Series B	3,610
25	Hennes & Mauritz AB, Class B	989
380	Nordea Bank AB	4,824
164	Telefonaktiebolaget LM Ericsson, Class B	1,792

		14,512

	Switzerland — 8.1%
46	Cie Financiere Richemont S.A.	4,064
45	Credit Suisse Group AG (a)	1,196
122	Logitech International S.A.	1,832
233	Nestle S.A.	18,096
125	Novartis AG	12,808
37	Roche Holding AG	10,479
37	Swiss Re AG	3,274
484	UBS Group AG (a)	9,665
76	Wolseley plc	4,525

		65,939

	United Kingdom — 19.0%
403	3i Group plc	3,122
67	Anglo American plc	1,127
58	Associated British Foods plc	2,544
124	AstraZeneca plc	8,525
484	Aviva plc	3,897
303	BAE Systems plc	2,350
1,983	Barclays plc	7,759
338	Barratt Developments plc	2,683
364	BG Group plc	6,588
1,072	BP plc	7,729
186	British American Tobacco plc	10,200
141	Burberry Group plc	3,766
1,198	Debenhams plc	1,646
529	Dixons Carphone plc	3,436
265	Domino’s Pizza Group plc	3,215
182	GlaxoSmithKline plc	4,197
180	HSBC Holdings plc	1,788
995	HSBC Holdings plc	9,945
56	Indivior plc (a)	173
96	InterContinental Hotels Group plc	4,095
1,021	ITV plc	3,963
1,733	Lloyds Banking Group plc	2,052
137	Prudential plc	3,417
73	Reckitt Benckiser Group plc	6,510
59	Rio Tinto Ltd.	2,656
53	Rio Tinto plc	2,359
367	RSA Insurance Group plc	2,401

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
127	SABMiller plc	6,740
693	SIG plc	2,058
211	Smith & Nephew plc	3,590
220	SSE plc	5,214
981	Taylor Wimpey plc	2,491
179	Tesco plc	604
239	UBM plc	2,064
158	Unilever N.V., CVA	6,890
2,745	Vodafone Group plc	9,672
33	Whitbread plc	2,636

		154,102

	Total Common Stocks (Cost $664,009)	776,696

Preferred Stocks — 1.3%
	Germany — 1.3%
54	Henkel AG & Co. KGaA	6,318
17	Volkswagen AG	4,334

	Total Preferred Stocks (Cost $6,900)	10,652

Short-Term Investment — 2.2%
	Investment Company — 2.2%
17,887	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050%, (b) (l) (Cost $17,887)	17,887

	Total Investments — 99.3% (Cost $688,796)	805,235
	Other Assets in Excess of Liabilities — 0.7% (c)	5,536

	NET ASSETS — 100.0%	$810,771

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.4%
Pharmaceuticals	9.9
Insurance	5.7
Oil, Gas & Consumable Fuels	5.6
Automobiles	5.2
Food Products	3.7
Diversified Telecommunication Services	3.5
Metals & Mining	3.2
Chemicals	2.6
Capital Markets	2.3
Beverages	2.2
Food & Staples Retailing	2.1
Machinery	1.9
Household Durables	1.8
Real Estate Management & Development	1.7
Media	1.7
Wireless Telecommunication Services	1.6

INDUSTRY	PERCENTAGE
Trading Companies & Distributors	1.6%
Electric Utilities	1.6
Household Products	1.6
Hotels, Restaurants & Leisure	1.5
Tobacco	1.5
Aerospace & Defense	1.4
Road & Rail	1.4
Industrial Conglomerates	1.3
Electrical Equipment	1.1
Building Products	1.0
Multi-Utilities	1.0
IT Services	1.0
Electronic Equipment, Instruments & Components	1.0
Textiles, Apparel & Luxury Goods	1.0
Others (each less than 1.0%)	11.7
Short-Term Investment	2.2

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
39	TOPIX Index	06/11/15	$5,189	$20
180	Dow Jones Euro STOXX 50 Index	06/19/15	7,211	(61)
44	FTSE 100 Index	06/19/15	4,680	102

				$61

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 88.6%
	Canada — 6.6%
5	Canadian National Railway Co.	342
12	MEG Energy Corp. (a)	227
8	Suncor Energy, Inc.	267
14	Toronto-Dominion Bank (The)	628

		1,464

	China — 6.3%
4	Baidu, Inc., ADR (a)	770
44	Ping An Insurance Group Co. of China Ltd., Class H	622

		1,392

	France — 12.0%
11	Accor S.A.	617
19	AXA S.A.	475
37	Orange S.A.	605
5	Sanofi	505
6	Schneider Electric SE	438

		2,640

	Germany — 3.1%
4	Fresenius Medical Care AG & Co. KGaA	299
13	Zalando SE (a) (e)	391

		690

	Hong Kong — 2.9%
30	CK Hutchison Holdings Ltd.	640

	India — 3.8%
7	HDFC Bank Ltd., ADR	398
40	ICICI Bank Ltd., ADR	440

		838

	Ireland — 1.8%
5	Shire plc	394

	Italy — 2.1%
142	Intesa Sanpaolo S.p.A.	477

	Japan — 11.8%
16	Japan Tobacco, Inc.	573
21	KDDI Corp.	492
16	Kubota Corp.	251
8	Makita Corp.	389
11	Sumitomo Mitsui Financial Group, Inc.	493
6	Toyota Motor Corp.	404

		2,602

	Netherlands — 4.6%
8	Akzo Nobel N.V.	598
28	ING Groep N.V., CVA (a)	422

		1,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Africa — 2.0%
3	Naspers Ltd., Class N	435

	South Korea — 2.4%
1	Samsung Electronics Co., Ltd., Reg. S, GDR	526

	Switzerland — 11.6%
2	Actelion Ltd. (a)	217
5	Cie Financiere Richemont S.A.	419
6	Holcim Ltd. (a)	489
4	Novartis AG	398
2	Roche Holding AG	622
21	UBS Group AG (a)	425

		2,570

	Taiwan — 1.8%
16	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	395

	United Kingdom — 15.8%
23	ARM Holdings plc	394
160	Barclays plc	628
24	BG Group plc	433
50	Meggitt plc	401
17	Prudential plc	411
23	Smith & Nephew plc	394
119	Vodafone Group plc	420
17	WPP plc	395

		3,476

	Total Common Stocks (Cost $18,472)	19,559

Short-Term Investment — 7.3%
	Investment Company — 7.3%
1,600	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $1,600)	1,600

	Total Investments — 95.9% (Cost $20,072)	21,159
	Other Assets in Excess of Liabilities — 4.1%	894

	NET ASSETS — 100.0%	$22,053

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	16.5%
Pharmaceuticals	9.1
Insurance	7.1
Oil, Gas & Consumable Fuels	4.4
Wireless Telecommunication Services	4.3
Media	3.9
Semiconductors & Semiconductor Equipment	3.7
Internet Software & Services	3.6
Real Estate Management & Development	3.0
Machinery	3.0
Hotels, Restaurants & Leisure	2.9
Diversified Telecommunication Services	2.9
Chemicals	2.8
Tobacco	2.7

INDUSTRY	PERCENTAGE
Technology Hardware, Storage & Peripherals	2.5%
Construction Materials	2.3
Electrical Equipment	2.1
Capital Markets	2.0
Textiles, Apparel & Luxury Goods	2.0
Automobiles	1.9
Aerospace & Defense	1.9
Health Care Equipment & Supplies	1.9
Internet & Catalog Retail	1.8
Road & Rail	1.6
Health Care Providers & Services	1.4
Biotechnology	1.0
Others (each less than 1.0%)	0.1
Short-Term Investment	7.6

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Australia — 3.3%
1,722	Australia & New Zealand Banking Group Ltd.	46,075
3,461	Goodman Group (m)	16,983
3,438	Oil Search Ltd.	21,826

		84,884

	Belgium — 2.0%
285	KBC Groep N.V. (a)	18,745
221	Solvay S.A.	32,482

		51,227

	Brazil — 0.7%
1,401	Itau Unibanco Holding S.A. (Preference Shares), ADR	17,963

	China — 1.0%
29,316	Industrial & Commercial Bank of China Ltd., Class H	25,431

	Finland — 0.9%
1,214	UPM-Kymmene OYJ	21,961

	France — 13.6%
371	Airbus Group N.V.	25,729
2,051	AXA S.A.	51,858
761	BNP Paribas S.A.	48,063
151	Cap Gemini S.A.	13,494
1,716	GDF Suez	34,915
216	Publicis Groupe S.A.	18,144
377	Renault S.A.	39,623
211	Schneider Electric SE	15,759
250	Societe Generale S.A.	12,488
251	Sodexo S.A.	25,413
1,072	TOTAL S.A.	58,075

		343,561

	Germany — 7.1%
240	Bayer AG (a)	34,552
347	Brenntag AG	20,797
334	Daimler AG	32,095
1,993	Deutsche Telekom AG	36,640
222	HeidelbergCement AG	17,030
1,225	Infineon Technologies AG	14,407
1,326	TUI AG	24,727

		180,248

	Hong Kong — 1.0%
1,699	Hutchison Whampoa Ltd.	25,034

	India — 0.5%
432	Infosys Ltd., ADR	13,372

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 1.8%
322	Ryanair Holdings plc, ADR	20,890
300	Shire plc	24,382

		45,272

	Italy — 5.2%
1,131	Assicurazioni Generali S.p.A.	22,107
8,369	Enel S.p.A.	39,671
8,129	Intesa Sanpaolo S.p.A.	27,309
20,286	Telecom Italia S.p.A. (a)	23,943
2,486	UniCredit S.p.A.	17,843

		130,873

	Japan — 22.9%
190	Daikin Industries Ltd.	12,814
1,313	Daiwa House Industry Co., Ltd.	29,311
114	Dentsu, Inc.	5,296
4,004	Hitachi Ltd.	27,319
786	Japan Airlines Co., Ltd.	26,220
376	Japan Tobacco, Inc.	13,116
3,503	Kawasaki Heavy Industries Ltd.	18,054
721	Mazda Motor Corp. (m)	14,127
11,896	Mitsubishi UFJ Financial Group, Inc.	84,516
1,166	Mitsui Fudosan Co., Ltd.	34,565
4,726	Mitsui OSK Lines Ltd.	16,686
622	Nippon Telegraph & Telephone Corp.	41,974
1,312	ORIX Corp.	20,183
791	Seven & I Holdings Co., Ltd.	34,009
759	Sompo Japan Nipponkoa Holdings, Inc.	24,783
1,472	Sony Corp. (a)	44,513
635	Sumitomo Mitsui Financial Group, Inc.	27,736
1,285	Toyota Motor Corp.	89,419
621	Yamaha Motor Co., Ltd.	14,618

		579,259

	Luxembourg — 1.0%
2,359	ArcelorMittal	25,103

	Netherlands — 4.9%
2,419	ING Groep N.V., CVA (a)	37,111
7,685	Koninklijke KPN N.V.	28,494
670	NN Group N.V. (a)	19,542
1,215	Royal Dutch Shell plc, Class A	38,315

		123,462

	Norway — 1.9%
1,413	DNB ASA	25,105
4,632	Norsk Hydro ASA	21,938

		47,043

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Singapore — 0.9%
1,404	DBS Group Holdings Ltd.	22,305

	South Korea — 1.6%
31	Samsung Electronics Co., Ltd.	40,942

	Spain — 3.3%
2,618	Banco Bilbao Vizcaya Argentaria S.A.	26,305
10,949	Bankia S.A. (a)	15,291
2,038	Repsol S.A.	42,020

		83,616

	Sweden — 1.2%
1,043	Electrolux AB, Series B	31,234

	Switzerland — 5.9%
526	Credit Suisse Group AG (a)	13,933
410	Nestle S.A.	31,839
290	Novartis AG	29,554
160	Roche Holding AG	45,734
477	Wolseley plc	28,220

		149,280

	United Kingdom — 16.4%
568	AstraZeneca plc	38,997
4,131	Aviva plc	33,232
3,076	BAE Systems plc (m)	23,832
11,657	Barclays plc	45,606
2,380	BG Group plc	43,116
454	British American Tobacco plc	24,959
2,141	Dixons Carphone plc	13,896
567	InterContinental Hotels Group plc	24,239
1,853	National Grid plc	24,932
1,849	Prudential plc	46,041
140	Reckitt Benckiser Group plc	12,466
233	SABMiller plc	12,332
20,228	Vodafone Group plc	71,268

		414,916

	Total Common Stocks (Cost $2,150,282)	2,456,986

Preferred Stock — 0.9%
	Germany — 0.9%
237	Porsche Automobil Holding SE (Cost $25,198)	22,485

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.2%
	Investment Company — 0.2%
4,663	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $4,663)	4,663

	Total Investments — 98.2% (Cost $2,180,143)	2,484,134
	Other Assets in Excess of Liabilities — 1.8%	46,085

	NET ASSETS — 100.0%	$2,530,219

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.0%
Automobiles	8.5
Oil, Gas & Consumable Fuels	8.2
Insurance	8.0
Pharmaceuticals	7.0
Diversified Telecommunication Services	5.3
Household Durables	3.0
Hotels, Restaurants & Leisure	3.0
Wireless Telecommunication Services	2.9
Real Estate Management & Development	2.5
Multi-Utilities	2.4
Aerospace & Defense	2.0
Trading Companies & Distributors	2.0
Airlines	1.9
Metals & Mining	1.9
Technology Hardware, Storage & Peripherals	1.6
Electric Utilities	1.6
Tobacco	1.5
Food & Staples Retailing	1.4
Chemicals	1.3
Food Products	1.3
Electronic Equipment, Instruments & Components	1.1
IT Services	1.1
Industrial Conglomerates	1.0
Others (each less than 1.0%)	9.3
Short-Term Investment	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
8,698	EUR
12,299	for AUD	Deutsche Bank AG	05/29/15	$9,719	#	$9,770	#	$51
8,139	EUR
8,393	for CHF	Barclays Bank plc	05/29/15	9,005	#	9,142	#	137
195,175	AUD	Australia and New Zealand Banking Group Limited	05/29/15	150,530		154,233		3,703
10,411	AUD	HSBC Bank, N.A.	05/29/15	7,995		8,227		232
8,664	CHF	Australia and New Zealand Banking Group Limited	05/29/15	9,351		9,296		(55)
7,472	CHF	Barclays Bank plc	05/29/15	7,840		8,016		176
6,506	CHF	BNP Paribas	05/29/15	6,844		6,979		135
11,903	CHF	Citibank, N.A.	05/29/15	12,624		12,770		146
19,102	CHF	Deutsche Bank AG	05/29/15	19,455		20,493		1,038
11,305	CHF	HSBC Bank, N.A.	05/29/15	11,512		12,128		616
17,106	CHF	Morgan Stanley	05/29/15	18,039		18,351		312
9,799	CHF	State Street Corp.	05/29/15	10,203		10,512		309
18,647	CHF	Union Bank of Switzerland AG	05/29/15	19,233		20,005		772
9,585	CHF	Westpac Banking Corp.	05/29/15	10,116		10,283		167
71,183	DKK	BNP Paribas	05/29/15	10,154		10,716		562
77,512	DKK	Citibank, N.A.	05/29/15	11,985		11,669		(316)
49,833	DKK	Royal Bank of Scotland	05/29/15	7,119		7,502		383
30,093	EUR	Credit Suisse International	05/29/15	32,479		33,801		1,322
70,001	EUR	Deutsche Bank AG	05/29/15	74,116		78,626		4,510
58,349	EUR	Morgan Stanley	05/29/15	61,992		65,539		3,547
34,809	EUR	Royal Bank of Canada	05/29/15	37,809		39,098		1,289
107,970	EUR	Union Bank of Switzerland AG	05/29/15	116,946		121,274		4,328
104,352	EUR	Westpac Banking Corp.	05/29/15	112,210		117,210		5,000
14,480	GBP	Australia and New Zealand Banking Group Limited	05/29/15	21,460		22,223		763
31,741	GBP	Deutsche Bank AG	05/29/15	46,328		48,714		2,386
43,744	GBP	Goldman Sachs International	05/29/15	64,816		67,134		2,318
13,463	GBP	HSBC Bank, N.A.	05/29/15	20,216		20,662		446
17,807	GBP	Royal Bank of Canada	05/29/15	27,078		27,329		251
29,295	GBP	Standard Chartered Bank	05/29/15	43,629		44,960		1,331
64,310	GBP	Union Bank of Switzerland AG	05/29/15	99,211		98,698		(513)
31,674	GBP	Westpac Banking Corp.	05/29/15	47,089		48,610		1,521
47,082	HKD	Barclays Bank plc	05/29/15	6,070		6,075		5
151,729	HKD	Goldman Sachs International	05/29/15	19,576		19,577		1
91,123	HKD	HSBC Bank, N.A.	05/29/15	11,748		11,757		9
89,528	HKD	Westpac Banking Corp.	05/29/15	11,540		11,551		11
737,063	JPY	BNP Paribas	05/29/15	6,182		6,174		(8)
3,768,583	JPY	Citibank, N.A.	05/29/15	31,666		31,570		(96)
10,209,048	JPY	Deutsche Bank AG	05/29/15	84,915		85,522		607
5,375,788	JPY	Goldman Sachs International	05/29/15	44,509		45,034		525
8,280,357	JPY	HSBC Bank, N.A.	05/29/15	69,173		69,366		193
1,104,516	JPY	National Australia Bank	05/29/15	9,191		9,253		62
1,455,922	JPY	Royal Bank of Scotland	05/29/15	12,185		12,196		11
4,024,288	JPY	Standard Chartered Bank	05/29/15	33,667		33,712		45
2,891,663	JPY	Westpac Banking Corp.	05/29/15	24,126		24,224		98
290,174	SEK	Deutsche Bank AG	05/29/15	34,543		34,838		295
254,437	SEK	Goldman Sachs International	05/29/15	29,944		30,548		604
42,015	SGD	Barclays Bank plc	05/29/15	30,797		31,736		939
				$1,596,935		$1,637,103		$40,168

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2015 of the currency being sold, and the value at April 30, 2015 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
23,001	AUD	Citibank, N.A.	05/29/15	$17,723	$18,177	$(454)
24,593	AUD	Credit Suisse International	05/29/15	18,872	19,434	(562)
20,656	AUD	National Australia Bank	05/29/15	15,809	16,323	(514)
9,472	CHF	BNP Paribas	05/29/15	9,470	10,162	(692)
8,716	CHF	Citibank, N.A.	05/29/15	9,151	9,351	(200)
80,457	CHF	Deutsche Bank AG	05/29/15	85,036	86,315	(1,279)
7,821	CHF	Royal Bank of Canada	05/29/15	8,203	8,391	(188)
9,614	CHF	Royal Bank of Scotland	05/29/15	9,597	10,313	(716)
14,959	CHF	State Street Corp.	05/29/15	15,289	16,048	(759)
150,701	DKK	Union Bank of Switzerland AG	05/29/15	22,924	22,687	237
79,750	EUR	Australia and New Zealand Banking Group Limited	05/29/15	86,177	89,576	(3,399)
90,947	EUR	Citibank, N.A.	05/29/15	97,387	102,153	(4,766)
122,791	EUR	Credit Suisse International	05/29/15	139,305	137,922	1,383
87,358	EUR	Goldman Sachs International	05/29/15	95,846	98,122	(2,276)
5,846	EUR	HSBC Bank, N.A.	05/29/15	6,292	6,566	(274)
10,147	EUR	Morgan Stanley	05/29/15	11,488	11,397	91
103,235	EUR	State Street Corp.	05/29/15	110,515	115,955	(5,440)
14,925	EUR	TD Bank Financial Group	05/29/15	16,902	16,763	139
7,704	EUR	Union Bank of Switzerland AG	05/29/15	8,511	8,654	(143)
19,472	EUR	Westpac Banking Corp.	05/29/15	22,160	21,871	289
23,889	GBP	Barclays Bank plc	05/29/15	35,537	36,663	(1,126)
25,524	GBP	Citibank, N.A.	05/29/15	38,108	39,172	(1,064)
10,046	GBP	Goldman Sachs International	05/29/15	15,519	15,418	101
35,553	GBP	HSBC Bank, N.A.	05/29/15	52,380	54,564	(2,184)
6,409	GBP	Morgan Stanley	05/29/15	9,530	9,836	(306)
20,688	GBP	Royal Bank of Scotland	05/29/15	31,523	31,751	(228)
23,073	GBP	Societe Generale	05/29/15	34,408	35,410	(1,002)
12,226	GBP	Standard Chartered Bank	05/29/15	18,353	18,762	(409)
75,612	GBP	State Street Corp.	05/29/15	111,006	116,044	(5,038)
46,367	HKD	Goldman Sachs International	05/29/15	5,983	5,983	— (h)
91,891	HKD	State Street Corp.	05/29/15	11,854	11,856	(2)
6,850,006	JPY	Barclays Bank plc	05/29/15	57,378	57,383	(5)
16,513,584	JPY	Citibank, N.A.	05/29/15	137,945	138,337	(392)
1,130,993	JPY	Deutsche Bank AG	05/29/15	9,454	9,474	(20)
5,221,384	JPY	Goldman Sachs International	05/29/15	43,409	43,740	(331)
724,088	JPY	HSBC Bank, N.A.	05/29/15	6,070	6,066	4
1,877,754	JPY	Morgan Stanley	05/29/15	15,586	15,730	(144)
4,630,548	JPY	Standard Chartered Bank	05/29/15	38,839	38,791	48
4,740,435	JPY	Union Bank of Switzerland AG	05/29/15	39,447	39,711	(264)
126,980	NOK	State Street Corp.	05/29/15	15,742	16,851	(1,109)
87,074	NOK	Union Bank of Switzerland AG	05/29/15	11,401	11,556	(155)
71,961	SEK	Citibank, N.A.	05/29/15	8,366	8,640	(274)
107,029	SEK	State Street Corp.	05/29/15	12,143	12,850	(707)
16,310	SGD	Union Bank of Switzerland AG	05/29/15	11,926	12,320	(394)
				$1,578,564	$1,613,088	$(34,524)

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Australia — 6.6%
1,314	Asciano Ltd.	6,830
554	Australia & New Zealand Banking Group Ltd.	14,828
614	Bank of Queensland Ltd.	6,301
580	Bendigo & Adelaide Bank Ltd.	5,524
812	BHP Billiton Ltd.	20,748
1,675	Echo Entertainment Group Ltd.	5,982
7,587	Fairfax Media Ltd.	6,243
1,636	GPT Group (The)	5,766
1,483	Harvey Norman Holdings Ltd.	5,142
567	Lend Lease Group	7,164
123	Macquarie Group Ltd.	7,524
447	Newcrest Mining Ltd. (a)	5,010
936	Westfield Corp.	6,960
606	Westpac Banking Corp.	17,410
269	Woodside Petroleum Ltd.	7,424

		128,856

	Austria — 0.4%
135	ams AG	7,356

	Belgium — 2.0%
176	Anheuser-Busch InBev N.V.	21,464
153	Belgacom S.A.	5,701
209	bpost S.A.	5,995
77	Delhaize Group S.A.	6,223

		39,383

	China — 0.4%
7,956	China Construction Bank Corp., Class H	7,723

	Denmark — 1.5%
3	AP Moeller — Maersk A/S, Class B	6,940
252	Danske Bank A/S	7,152
140	Novo Nordisk A/S, Class B	7,884
72	Pandora A/S	7,437

		29,413

	Finland — 0.9%
596	Stora Enso OYJ, Class R	6,267
209	Tieto OYJ	5,009
352	UPM-Kymmene OYJ	6,369

		17,645

	France — 10.3%
544	Altran Technologies S.A.	5,929
513	AXA S.A.	12,964
230	BNP Paribas S.A.	14,500
89	Cap Gemini S.A.	7,922
528	Credit Agricole S.A.	8,216

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
109	Faurecia	5,167
38	Gaztransport Et Technigaz S.A.	2,295
390	GDF Suez	7,936
63	LVMH Moet Hennessy Louis Vuitton SE	11,002
911	Natixis S.A.	7,539
488	Orange S.A.	8,032
69	Pernod Ricard S.A.	8,570
96	Publicis Groupe S.A.	8,054
70	Renault S.A.	7,340
113	Safran S.A.	8,248
244	Sanofi	24,840
188	Societe Generale S.A.	9,380
725	Technicolor S.A. (a)	4,919
98	Teleperformance	7,383
429	TOTAL S.A.	23,236
44	Valeo S.A.	7,016

		200,488

	Germany — 7.9%
102	Allianz SE	17,339
101	Aurubis AG	6,397
165	Bayer AG (a)	23,796
82	Bayerische Motoren Werke AG	9,726
33	Continental AG (a)	7,775
197	Daimler AG	18,956
182	Deutsche Annington Immobilien SE	6,094
215	Freenet AG	6,962
91	Fresenius Medical Care AG & Co. KGaA	7,681
118	Fresenius SE & Co. KGaA	7,050
62	Hannover Rueck SE	6,339
92	HeidelbergCement AG	7,081
81	KUKA AG	5,730
78	Merck KGaA	8,383
123	OSRAM Licht AG	6,503
146	ProSiebenSat.1 Media AG	7,473

		153,285

	Hong Kong — 2.0%
831	Cheung Kong Infrastructure Holdings Ltd.	7,040
1,350	China Overseas Land & Investment Ltd.	5,623
448	CK Hutchison Holdings Ltd.	9,718
617	Hutchison Whampoa Ltd.	9,091
523	Swire Pacific Ltd., Class A	7,054

		38,526

	India — 0.3%
103	HDFC Bank Ltd., ADR	5,827

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Ireland — 2.0%
104	DCC plc	6,630
1,242	Greencore Group plc	6,740
97	Ryanair Holdings plc, ADR	6,296
139	Shire plc	11,313
77	Smurfit Kappa Group plc	2,369
161	Smurfit Kappa Group plc	4,912

		38,260

	Israel — 0.6%
209	Teva Pharmaceutical Industries Ltd., ADR	12,644

	Italy — 1.6%
1,577	Enel S.p.A.	7,477
2,977	Intesa Sanpaolo S.p.A.	10,003
641	Mediobanca S.p.A.	6,218
5,890	Telecom Italia S.p.A. (a)	6,951

		30,649

	Japan — 22.4%
202	Asahi Group Holdings Ltd.	6,499
714	Asahi Kasei Corp.	6,724
572	Astellas Pharma, Inc.	8,911
1,112	Bank of Yokohama Ltd. (The)	7,057
222	Bridgestone Corp.	9,307
270	Brother Industries Ltd.	4,296
302	Canon, Inc.	10,775
355	Casio Computer Co., Ltd.	7,184
856	Citizen Holdings Co., Ltd.	6,774
529	Daicel Corp.	6,372
60	Disco Corp.	5,491
133	FamilyMart Co., Ltd.	5,745
1,338	Fuji Electric Co., Ltd.	6,310
191	FUJIFILM Holdings Corp.	7,179
1,164	Fukuoka Financial Group, Inc.	6,688
319	Hitachi Chemical Co., Ltd.	6,165
544	ITOCHU Corp.	6,692
270	Japan Aviation Electronics Industry Ltd.	6,486
252	Japan Tobacco, Inc.	8,786
273	JFE Holdings, Inc.	6,158
1,282	Kawasaki Heavy Industries Ltd.	6,607
2,009	Kawasaki Kisen Kaisha Ltd.	5,190
437	KDDI Corp.	10,331
3,091	Kobe Steel Ltd.	5,618
113	Kose Corp.	7,369
416	Kubota Corp.	6,511
824	Marubeni Corp.	5,099
34	MEIJI Holdings Co., Ltd.	3,860

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
410	Mitsubishi Corp.	8,847
565	Mitsubishi Electric Corp.	7,379
2,973	Mitsubishi UFJ Financial Group, Inc.	21,123
296	NH Foods Ltd.	6,467
139	Nippon Telegraph & Telephone Corp.	9,379
902	Nissan Motor Co., Ltd.	9,359
79	Nitori Holdings Co., Ltd.	6,099
92	Nitto Denko Corp.	5,909
550	ORIX Corp.	8,464
91	Rohm Co., Ltd.	6,291
538	Sekisui Chemical Co., Ltd.	7,174
499	Sekisui House Ltd.	7,733
202	Sompo Japan Nipponkoa Holdings, Inc.	6,609
311	Sony Corp. (a)	9,414
400	Sumitomo Electric Industries Ltd.	5,651
1,108	Sumitomo Heavy Industries Ltd.	6,884
326	Sumitomo Mitsui Financial Group, Inc.	14,243
1,744	Sumitomo Mitsui Trust Holdings, Inc.	7,677
506	T&D Holdings, Inc.	7,294
1,272	Taisei Corp.	7,369
562	Tohoku Electric Power Co., Inc.	7,066
220	Tokio Marine Holdings, Inc.	8,952
1,085	Tokyo Gas Co., Ltd.	6,261
488	Toyota Motor Corp.	33,969
107	West Japan Railway Co.	5,948
341	Yamaha Corp.	6,191
315	Yamaha Motor Co., Ltd.	7,420

		435,356

	Luxembourg — 0.3%
165	APERAM S.A. (a)	6,282

	Netherlands — 3.7%
1,035	Aegon N.V.	8,165
91	Heineken N.V.	7,175
883	ING Groep N.V., CVA (a)	13,552
203	NN Group N.V. (a)	5,930
1,149	Royal Dutch Shell plc, Class B	36,783

		71,605

	Norway — 0.7%
409	DNB ASA	7,271
128	Yara International ASA	6,565

		13,836

	Portugal — 0.3%
1,495	EDP — Energias de Portugal S.A.	5,979

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Singapore — 0.5%
559	DBS Group Holdings Ltd.	8,883

	South Africa — 0.4%
779	Investec plc	7,439

	South Korea — 0.6%
26	Hyundai Motor Co.	4,097
6	Samsung Electronics Co., Ltd.	7,323

		11,420

	Spain — 3.2%
1,318	Banco Santander S.A. (a)	9,962
300	Ferrovial S.A.	6,813
257	Gas Natural SDG S.A.	6,327
1,339	Iberdrola S.A.	8,959
1,877	Mapfre S.A.	6,977
448	Repsol S.A.	9,231
954	Telefonica S.A.	14,527

		62,796

	Sweden — 2.2%
277	Boliden AB	6,021
371	Castellum AB	5,785
130	Electrolux AB, Series B	3,882
413	Securitas AB, Class B	6,175
122	Svenska Handelsbanken AB, Class A	5,623
260	Swedbank AB, Class A	6,053
340	Telefonaktiebolaget LM Ericsson, Class B	3,722
327	Trelleborg AB, Class B,	6,409

		43,670

	Switzerland — 8.1%
93	Adecco S.A. (a)	7,581
9	Georg Fischer AG	6,459
48	Lonza Group AG (a)	6,810
351	Nestle S.A.	27,200
394	Novartis AG	40,178
86	Roche Holding AG	24,586
20	Straumann Holding AG	5,559
24	Swiss Life Holding AG (a)	5,766
91	Swiss Re AG (a)	8,065
763	UBS Group AG (a)	15,234
31	Zurich Insurance Group AG (a)	9,629

		157,067

	United Kingdom — 18.3%
904	3i Group plc	7,004
262	Ashtead Group plc	4,496
232	AstraZeneca plc	15,954

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
947	Aviva plc	7,623
1,055	BAE Systems plc	8,176
3,379	Barclays plc	13,220
799	Barratt Developments plc	6,339
3,548	BP plc	25,587
383	British American Tobacco plc	21,050
559	British Land Co. plc (The)	7,114
1,710	BT Group plc	11,929
1,053	Carillion plc	5,252
1,425	Direct Line Insurance Group plc	6,957
988	Dixons Carphone plc	6,412
131	Hikma Pharmaceuticals plc	4,089
1,986	HSBC Holdings plc	19,841
247	Imperial Tobacco Group plc	12,067
1,567	Indivior plc (a)	4,798
1,830	ITV plc	7,103
532	John Wood Group plc	5,609
11,116	Lloyds Banking Group plc	13,165
852	Marks & Spencer Group plc	7,216
794	Meggitt plc	6,414
389	Northgate plc	3,853
257	Persimmon plc (a)	6,675
528	Playtech plc	6,634
606	Prudential plc	15,077
144	Reckitt Benckiser Group plc	12,822
355	Rio Tinto plc	15,898
2,730	Taylor Wimpey plc	6,932
225	Travis Perkins plc	7,141
559	UBM plc	4,827
438	Unilever N.V., CVA	19,086
5,669	Vodafone Group plc	19,975
383	WPP plc	8,931

		355,266

	United States — 0.3%
133	Carnival plc	6,071

	Total Common Stocks (Cost $1,716,378)	1,895,725

Preferred Stocks — 0.9%
	Germany — 0.9%
69	Henkel AG & Co. KGaA	7,970
38	Volkswagen AG	9,794

	Total Preferred Stocks (Cost $14,406)	17,764

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.7%
	Investment Company — 1.7%
33,135	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $33,135)	33,135

	Total Investments — 100.1% (Cost $1,763,919)	1,946,624
	Liabilities in Excess of Other Assets — (0.1)%	(1,446)

	NET ASSETS — 100.0%	$1,945,178

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.8%
Pharmaceuticals	9.6
Insurance	6.9
Oil, Gas & Consumable Fuels	5.4
Automobiles	5.2
Metals & Mining	3.7
Food Products	3.3
Diversified Telecommunication Services	2.9
Household Durables	2.8
Media	2.4
Beverages	2.2
Capital Markets	2.2
Tobacco	2.2
Real Estate Management & Development	2.1
Machinery	2.0
Wireless Telecommunication Services	1.9
Electric Utilities	1.9
Auto Components	1.8
Trading Companies & Distributors	1.7
Chemicals	1.6
Technology Hardware, Storage & Peripherals	1.5
Aerospace & Defense	1.2
Household Products	1.1
Electrical Equipment	1.0
Real Estate Investment Trusts (REITs)	1.0
Construction & Engineering	1.0
Semiconductors & Semiconductor Equipment	1.0
IT Services	1.0
Others (each less than 1.0%)	13.9
Short-Term Investment	1.7

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$723,223	86.1%
Emerging Markets Equity Fund	1,518,387	72.3
Emerging Markets Equity Income Fund	2,363	77.9
Global Research Enhanced Index Fund	2,044,848	37.6
Global Unconstrained Equity Fund	1,448	29.8
International Equity Fund	2,688,606	95.6
International Equity Income Fund	91,631	93.5
International Opportunities Fund	1,883,691	96.8
International Research Enhanced Equity Fund	781,244	97.0
International Unconstrained Equity Fund	16,092	76.1
International Value Fund	2,427,245	97.7
Intrepid International Fund	1,888,551	97.0

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$829,127		$2,078,710		$3,034		$6,280,347
Investments in affiliates, at value	10,500		22,701		—		225,787

Total investment securities, at value	839,627		2,101,411		3,034		6,506,134
Cash	1,191		2,044		65		956
Foreign currency, at value	916		1,779		7		1,247
Deposits at broker for futures contracts	—		—		—		9,008
Receivables:
Investment securities sold	2,010		—		14		39,597
Fund shares sold	1,060		3,740		—		5,799
Dividends from non-affiliates	992		1,085		8		11,917
Dividends from affiliates	—	(a)	1		—		7
Tax reclaims	—		—		—		3,131
Due from Adviser	—		—		50		—
Deferred offering costs	—		—		75		—
Other assets	—		—		5		112

Total Assets	845,796		2,110,060		3,258		6,577,908

LIABILITIES:
Payables:
Investment securities purchased	350		4,914		16		43,163
Fund shares redeemed	158		12,549		—		2,065
Variation margin on futures contracts	—		—		—		2,259
Accrued liabilities:
Investment advisory fees	632		1,604		—		308
Administration fees	31		68		—		—
Distribution fees	10		95		—	(a)	—	(a)
Shareholder servicing fees	74		122		1		1,334
Custodian and accounting fees	456		1,049		29		96
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	7
Deferred India capital gains tax	167		507		—		—
Audit fees	16		18		35		37
Other	55		658		2		66

Total Liabilities	1,949		21,584		83		49,335

Net Assets	$843,847		$2,088,476		$3,175		$6,528,573

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$894,422	$1,761,523	$3,048	$5,939,461
Accumulated undistributed (distributions in excess of) net investment income	(793)	4,912	6	40,073
Accumulated net realized gains (losses)	(158,958)	3,416	(19)	(29,931)
Net unrealized appreciation (depreciation)	109,176	318,625	140	578,970

Total Net Assets	$843,847	$2,088,476	$3,175	$6,528,573

Net Assets:
Class A	$34,723	$285,598	$31	$66
Class B	—	1,884	—	—
Class C	4,861	55,560	36	66
Class R2	—	—	—	66
Class R5	533,061	—	21	—
Class R6	—	763,520	21	—
Institutional Class	—	404,322	—	—
Select Class	271,202	577,592	3,066	6,528,375

Total	$843,847	$2,088,476	$3,175	$6,528,573

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,589	12,543	2	3
Class B	—	84	—	—
Class C	367	2,507	2	3
Class R2	—	—	—	3
Class R5	39,549	—	1	—
Class R6	—	32,616	2	—
Institutional Class	—	17,249	—	—
Select Class	20,179	24,835	196	341,956

Net Asset Value (a):
Class A — Redemption price per share	$13.41	$22.77	$15.61	$19.08
Class B — Offering price per share (b)	—	22.37	—	—
Class C — Offering price per share (b)	13.24	22.16	15.58	19.03
Class R2 — Offering and redemption price per share	—	—	—	19.06
Class R5 — Offering and redemption price per share	13.48	—	15.64	—
Class R6 — Offering and redemption price per share	—	23.41	15.64	—
Institutional Class — Offering and redemption price per share	—	23.44	—	—
Select Class — Offering and redemption price per share	13.44	23.26	15.63	19.09
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.15	$24.03	$16.47	$20.14

Cost of investments in non-affiliates	$719,800	$1,759,546	$2,894	$5,701,742
Cost of investments in affiliates	10,500	22,701	—	225,787
Cost of foreign currency	895	1,728	7	1,223

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$4,700		$2,764,255	$95,110		$1,883,691
Investments in affiliates, at value	162		47,731	2,843		62,979

Total investment securities, at value	4,862		2,811,986	97,953		1,946,670
Cash	36		49	20		894
Foreign currency, at value	2		1,699	132		—
Deposits at broker for futures contracts	—		—	—		1,648
Receivables:
Investment securities sold	136		—	—		18,649
Fund shares sold	5		2,512	467		1,857
Dividends from non-affiliates	4		11,810	366		7,014
Dividends from affiliates	—	(a)	3	—	(a)	2
Tax reclaims	4		4,374	85		3,172
Unrealized appreciation on forward foreign currency exchange contracts	—		—	—		7,941
Due from Adviser	61		—	—		—
Other assets	47		—	17		—

Total Assets	5,157		2,832,433	99,040		1,987,847

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—		—	—		167
Investment securities purchased	154		5,695	—		2,353
Fund shares redeemed	—		14,672	7		20,198
Variation margin on futures contracts	—		—	—		424
Unrealized depreciation on forward foreign currency exchange contracts	—		20	—		6,744
Accrued liabilities:
Investment advisory fees	—		1,678	23		950
Administration fees	—		94	—		131
Distribution fees	—	(a)	60	14		29
Shareholder servicing fees	1		109	9		22
Custodian and accounting fees	18		200	23		166
Trustees’ and Chief Compliance Officer’s fees	—		3	—	(a)	3
Audit fees	34		—	27		5
Transfer agent fees	3		140	12		61
Other	—	(a)	60	—		11

Total Liabilities	210		22,731	115		31,264

Net Assets	$4,947		$2,809,702	$98,925		$1,956,583

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Global Unconstrained Equity Fund	International Equity Fund	International Equity Income Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$4,243	$2,349,301	$87,440	$1,748,626
Accumulated undistributed (distributions in excess of) net investment income	9	11,423	(410)	14,669
Accumulated net realized gains (losses)	51	(15,051)	6,257	(46,384)
Net unrealized appreciation (depreciation)	644	464,029	5,638	239,672

Total Net Assets	$4,947	$2,809,702	$98,925	$1,956,583

Net Assets:
Class A	$85	$207,530	$61,349	$138,392
Class B	—	710	—	134
Class C	101	28,588	4,401	1,722
Class R2	80	1,118	649	—
Class R5	82	63,086	623	—
Class R6	82	1,960,752	21	1,713,040
Institutional Class	—	—	—	49,401
Select Class	4,517	547,918	31,882	53,894

Total	$4,947	$2,809,702	$98,925	$1,956,583

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5	12,741	3,652	9,056
Class B	—	45	—	9
Class C	5	1,844	263	116
Class R2	4	69	39	—
Class R5	4	3,817	37	—
Class R6	5	118,648	1	110,360
Institutional Class	—	—	—	3,180
Select Class	248	33,182	1,893	3,484

Net Asset Value (a):
Class A — Redemption price per share	$18.17	$16.29	$16.80	$15.28
Class B — Offering price per share (b)	—	15.72	—	15.38
Class C — Offering price per share (b)	18.09	15.50	16.73	14.85
Class R2 — Offering and redemption price per share	18.13	16.22	16.78	—
Class R5 — Offering and redemption price per share	18.24	16.53	16.85	—
Class R6 — Offering and redemption price per share	18.25	16.53	16.83	15.52
Institutional Class — Offering and redemption price per share	—	—	—	15.54
Select Class — Offering and redemption price per share	18.21	16.51	16.84	15.47
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.18	$17.19	$17.73	$16.13

Cost of investments in non-affiliates	$4,056	$2,300,134	$89,474	$1,644,731
Cost of investments in affiliates	162	47,731	2,843	62,979
Cost of foreign currency	2	1,699	129	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$787,348		$19,559		$2,479,471	$1,913,489
Investments in affiliates, at value	17,887		1,600		4,663	33,135

Total investment securities, at value	805,235		21,159		2,484,134	1,946,624
Cash	275		50		49	427
Foreign currency, at value	6,820		—	(a)	785	107
Deposits at broker for futures contracts	1,192		264		606	—
Due from custodian	2,057		—		—	—
Receivables:
Investment securities sold	—		46		46,315	10,831
Fund shares sold	204		1,946		8,833	1,861
Dividends from non-affiliates	2,950		34		14,094	7,228
Dividends from affiliates	1		—	(a)	1	1
Tax reclaims	1,384		9		4,614	1,714
Unrealized appreciation on forward foreign currency exchange contracts	—		—		43,448	—
Due from Adviser	—		6		—	—
Other assets	—		—		—	75

Total Assets	820,118		23,514		2,602,879	1,968,868

LIABILITIES:
Payables:
Investment securities purchased	8,247		1,418		27,661	15,368
Fund shares redeemed	405		1		4,030	6,946
Variation margin on futures contracts	308		—		164	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—		37,804	—
Accrued liabilities:
Investment advisory fees	9		—		1,445	947
Administration fees	2		—		202	130
Distribution fees	33		—	(a)	146	28
Shareholder servicing fees	151		2		164	151
Custodian and accounting fees	88		15		268	62
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		6	3
Other	104		25		770	55

Total Liabilities	9,347		1,461		72,660	23,690

Net Assets	$810,771		$22,053		$2,530,219	$1,945,178

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$682,289	$20,859		$2,563,263	$2,311,278
Accumulated undistributed (distributions in excess of) net investment income	6,136	31		3,376	13,945
Accumulated net realized gains (losses)	6,060	76		(345,866)	(562,831)
Net unrealized appreciation (depreciation)	116,286	1,087		309,446	182,786

Total Net Assets	$810,771	$22,053		$2,530,219	$1,945,178

Net Assets:
Class A	$92,205	$1,079		$623,800	$132,076
Class B	1,327	—		1,189	—
Class C	20,161	354		31,595	1,691
Class R2	3,080	21		1,729	292
Class R5	—	21		—	—
Class R6	—	21		7,270	—
Institutional Class	—	—		1,598,600	1,793,896
Select Class	693,998	20,557		266,036	17,223

Total	$810,771	$22,053		$2,530,219	$1,945,178

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,239	58		44,156	6,447
Class B	83	—		84	—
Class C	1,192	19		2,298	82
Class R2	179	—	(a)	124	14
Class R5	—	—	(a)	—	—
Class R6	—	—	(a)	505	—
Institutional Class	—	—		111,116	85,688
Select Class	39,118	1,093		18,372	810

Net Asset Value (b):
Class A — Redemption price per share	$17.60	$18.72		$14.13	$20.49
Class B — Offering price per share (c)	15.97	—		14.12	—
Class C — Offering price per share (c)	16.91	18.61		13.75	20.71
Class R2 — Offering and redemption price per share	17.27	18.72		13.93	20.35
Class R5 — Offering and redemption price per share	—	18.84		—	—
Class R6 — Offering and redemption price per share	—	18.84		14.40	—
Institutional Class — Offering and redemption price per share	—	—		14.39	20.94
Select Class — Offering and redemption price per share	17.74	18.81		14.48	21.26
Class A maximum sales charge	5.25%	5.25%		5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.58	$19.76		$14.91	$21.63

Cost of investments in non-affiliates	$670,909	$18,472		$2,175,480	$1,730,784
Cost of investments in affiliates	17,887	1,600		4,663	33,135
Cost of foreign currency	6,932	—	(c)	770	108

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund (a)		Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from affiliates	$1		$4		$—		$—
Dividend income from non-affiliates	11,646		21,489		48		65,815
Dividend income from affiliates	2		6		—	(b)	43
Foreign taxes withheld	(1,075)		(1,426)		(4)		(2,892)

Total investment income	10,574		20,073		44		62,966

EXPENSES:
Investment advisory fees	5,216		11,471		12		5,368
Administration fees	429		943		1		2,204
Distribution fees:
Class A	77		405		—	(b)	—	(b)
Class B	—		8		—		—
Class C	18		204		—	(b)	—	(b)
Class R2	—		—		—		—	(b)
Shareholder servicing fees:
Class A	77		405		—	(b)	—	(b)
Class B	—		3		—		—
Class C	6		68		—	(b)	—	(b)
Class R2	—		—		—		—	(b)
Class R5	177		—		—	(b)	—
Institutional Class	—		199		—		—
Select Class	336		690		3		6,710
Custodian and accounting fees	354		653		29		131
Interest expense to affiliates	12		11		—	(b)	2
Professional fees	42		57		35		63
Trustees’ and Chief Compliance Officer’s fees	5		10		—	(b)	26
Printing and mailing costs	18		222		2		44
Registration and filing fees	38		110		—	(b)	160
Transfer agent fees	32		61		1		28
Sub-transfer agent fees (See Note 2.I.)	98		671		—		3
Offering costs	—		—		45		—
Other	7		17		5		22

Total expenses	6,942		16,208		133		14,761

Less fees waived	(482)		(1,017)		(13)		(5,860)
Less expense reimbursements	(13)		(68)		(104)		—	(a)

Net expenses	6,447		15,123		16		8,901

Net investment income (loss)	4,127		4,950		28		54,065

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(59,374	)(c)	18,405		(19)		(15,024)
Futures	—		—		—		(1,943)
Foreign currency transactions	441		1,042		—		(153)

Net realized gain (loss)	(58,933)		19,447		(19)		(17,120)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	66,901	(d)	(107,684	)(e)	140		256,934
Futures	—		—		—		(6,415)
Foreign currency translations	26		(41)		—		128

Change in net unrealized appreciation/depreciation	66,927		(107,725)		140		250,647

Net realized/unrealized gains (losses)	7,994		(88,278)		121		233,527

Change in net assets resulting from operations	$12,121		$(83,328)		$149		$287,592

(a)	Commencement of operations was December 12, 2014.
(b)	Amounts rounds to less than $1,000.
(c)	Net of India capital gains tax of approximately $(200,000) for Emerging Economies Fund.
(d)	Net of change in India capital gains tax of approximately $459,000 for Emerging Economies Fund.
(e)	Net of change in India capital gains tax of approximately $(507,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$1	$2	$1
Dividend income from non-affiliates	34		36,426	1,968	24,248
Dividend income from affiliates	—	(a)	11	—	6
Foreign taxes withheld	(1)		(2,380)	(98)	(1,768)

Total investment income	33		34,058	1,872	22,487

EXPENSES:
Investment advisory fees	17		10,098	348	5,164
Administration fees	2		1,037	40	707
Distribution fees:
Class A	—	(a)	231	77	105
Class B	—		3	—	1
Class C	—	(a)	98	13	5
Class R2	—	(a)	3	2	—
Shareholder servicing fees:
Class A	—	(a)	231	77	105
Class B	—		1	—	— (a)
Class C	—	(a)	33	4	2
Class R2	—	(a)	1	1	—
Class R5	—	(a)	20	— (a)	—
Institutional Class	—		—	—	22
Select Class	5		592	38	59
Custodian and accounting fees	21		165	3	142
Interest expense to affiliates	—		1	2	2
Professional fees	35		48	50	53
Trustees’ and Chief Compliance Officer’s fees	—	(a)	14	1	9
Printing and mailing costs	6		80	11	30
Registration and filing fees	47		76	53	58
Transfer agent fees	3		38	5	19
Sub-transfer agent fees (See Note 2.I.)	—		294	28	117
Other	4		15	4	12

Total expenses	140		13,079	757	6,612

Less fees waived	(20)		(1,686)	(195)	(100)
Less expense reimbursements	(98)		(12)	—	(2)

Net expenses	22		11,381	562	6,510

Net investment income (loss)	11		22,677	1,310	15,977

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	63		(3,801)	6,473	(20,858)
Futures	—		—	—	1,955
Foreign currency transactions	(1)		743	52	(15,188)

Net realized gain (loss)	62		(3,058)	6,525	(34,091)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	262		172,294	(3,799)	119,773
Futures	—		—	—	(426)
Foreign currency translations	—	(a)	226	8	3,679

Change in net unrealized appreciation/depreciation	262		172,520	(3,791)	123,026

Net realized/unrealized gains (losses)	324		169,462	2,734	88,935

Change in net assets resulting from operations	$335		$192,139	$4,044	$104,912

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$11,664	$70		$47,740	$28,581
Dividend income from affiliates	4	—	(a)	4	8
Foreign taxes withheld	(668)	(5)		(3,797)	(2,045)

Total investment income	11,000	65		43,947	26,544

EXPENSES:
Investment advisory fees	709	24		10,529	6,260
Administration fees	291	3		1,442	707
Distribution fees:
Class A	113	1		679	142
Class B	5	—		5	—
Class C	74	1		111	5
Class R2	7	—	(a)	4	— (a)
Shareholder servicing fees:
Class A	113	1		679	142
Class B	2	—		2	—
Class C	24	—	(a)	37	2
Class R2	4	—	(a)	2	— (a)
Class R5	—	—	(a)	—	—
Institutional Class	—	—		1,320	795
Select Class	743	7		340	20
Custodian and accounting fees	58	17		223	112
Interest expense to affiliates	— (a)	—		8	— (a)
Professional fees	83	36		82	59
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	19	9
Printing and mailing costs	47	2		251	17
Registration and filing fees	49	48		158	66
Transfer agent fees	38	4		37	9
Sub-transfer agent fees (See Note 2.I.)	98	—	(a)	2,344	116
Other	7	4		18	9

Total expenses	2,469	148		18,290	8,470

Less fees waived	(1,048)	(30)		(344)	(725)
Less expense reimbursements	(4)	(85)		(33)	— (a)

Net expenses	1,417	33		17,913	7,745

Net investment income (loss)	9,583	32		26,034	18,799

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,820 (b)	63		22,337	(17,799)
Investment in affiliates	—	—	(a)	—	—
Futures	3,286	(9)		4,479	—
Foreign currency transactions	(47)	21		(7,771)	(254)

Net realized gain (loss)	9,059	75		19,045	(18,053)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	27,002	726		66,609	118,952
Futures	69	—		484	—
Foreign currency translations	(46)	—	(a)	2,816	201

Change in net unrealized appreciation/depreciation	27,025	726		69,909	119,153

Net realized/unrealized gains (losses)	36,084	801		88,954	101,100

Change in net assets resulting from operations	$45,667	$833		$114,988	$119,899

(a)	Amounts rounds to less than $1,000.
(b)	Net of India capital gains tax of less than $1,000 for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,127	$22,372	$4,950	$28,370
Net realized gain (loss)	(58,933)	(32,703)	19,447	80,394
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	66,927	(12,476)	(107,725)	(77,244)

Change in net assets resulting from operations	12,121	(22,807)	(83,328)	31,521

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,309)	(788)	(2,876)	(1,101)
Class B
From net investment income	—	—	(3)	—
Class C
From net investment income	(54)	(39)	(188)	—
Class R5
From net investment income	(17,780)	(10,129)	—	—
Class R6
From net investment income	—	—	(14,467)	—
Institutional Class
From net investment income	—	—	(4,060)	(17,566)
Select Class
From net investment income	(4,910)	(3,202)	(5,672)	(1,422)

Total distributions to shareholders	(24,053)	(14,158)	(27,266)	(20,089)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(370,894)	234,052	(335,904)	(888,151)

NET ASSETS:
Change in net assets	(382,826)	197,087	(446,498)	(876,719)
Beginning of period	1,226,673	1,029,586	2,534,974	3,411,693

End of period	$843,847	$1,226,673	$2,088,476	$2,534,974

Accumulated undistributed (distributions in excess of) net investment income	$(793)	$19,133	$4,912	$27,228

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Period Ended April 30, 2015 (Unaudited) (a)		Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$28		$54,065	$61,329
Net realized gain (loss)	(19)		(17,120)	41,381
Distributions of capital gains received from investment company affiliates	—		—	1
Change in net unrealized appreciation/depreciation	140		250,647	166,613

Change in net assets resulting from operations	149		287,592	269,324

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	(b)	(1)	(1)
From net realized gains	—		(1)	— (b)
Class C
From net investment income	—	(b)	— (b)	— (b)
From net realized gains	—		(1)	(1)
Class R2
From net investment income	—		— (b)	— (b)
From net realized gains	—		(1)	— (b)
Class R5
From net investment income	—	(b)	—	—
Class R6
From net investment income	—	(b)	—	—
Select Class
From net investment income	(22)		(71,222)	(20,542)
From net realized gains	—		(47,876)	(11,342)

Total distributions to shareholders	(22)		(119,102)	(31,886)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,048		2,782,370	1,445,076

NET ASSETS:
Change in net assets	3,175		2,950,860	1,682,514
Beginning of period	—		3,577,713	1,895,199

End of period	$3,175		$6,528,573	$3,577,713

Accumulated undistributed (distributions in excess of) net investment income	$6		$40,073	$57,231

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Global Unconstrained Equity Fund		International Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11	$66	$22,677	$62,055
Net realized gain (loss)	62	535	(3,058)	21,283
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	262	(261)	172,520	(123,792)

Change in net assets resulting from operations	335	340	192,139	(40,453)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	(747)	(4,391)
From net realized gains	(9)	(6)	—	—
Class B
From net investment income	—	—	(1)	(22)
Class C
From net investment income	— (a)	— (a)	(59)	(530)
From net realized gains	(9)	(6)	—	—
Class R2
From net investment income	(1)	(1)	(3)	(28)
From net realized gains	(9)	(6)	—	—
Class R5
From net investment income	(1)	(1)	(461)	(2,846)
From net realized gains	(9)	(6)	—	—
Class R6
From net investment income	(1)	(1)	(9,888)	(42,018)
From net realized gains	(9)	(6)	—	—
Select Class
From net investment income	(61)	(45)	(2,329)	(11,524)
From net realized gains	(496)	(341)	—	—

Total distributions to shareholders	(606)	(420)	(13,488)	(61,359)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	686	420	144,261	583,648

NET ASSETS:
Change in net assets	415	340	322,912	481,836
Beginning of period	4,532	4,192	2,486,790	2,004,954

End of period	$4,947	$4,532	$2,809,702	$2,486,790

Accumulated undistributed (distributions in excess of) net investment income	$9	$63	$11,423	$2,234

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,310	$6,461	$15,977	$46,795
Net realized gain (loss)	6,525	163	(34,091)	56,651
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(3,791)	(3,023)	123,026	(130,096)

Change in net assets resulting from operations	4,044	3,601	104,912	(26,649)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,825)	(2,495)	(1,196)	(964)
From net realized gains	(747)	(419)	—	—
Class B
From net investment income	—	—	(3)	—
Class C
From net investment income	(79)	(109)	(26)	(6)
From net realized gains	(30)	(16)	—	—
Class R2
From net investment income	(14)	(21)	—	—
From net realized gains	(5)	(4)	—	—
Class R5
From net investment income	(16)	(26)	—	—
From net realized gains	(6)	(4)	—	—
Class R6 (b)
From net investment income	— (a)	—	(43,134)	(14,924)
Institutional Class
From net investment income	—	—	(1,208)	(670)
Select Class
From net investment income	(896)	(2,019)	(1,161)	(395)
From net realized gains	(342)	(434)	—	—

Total distributions to shareholders	(3,960)	(5,547)	(46,728)	(16,959)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(15,221)	8,324	142,553	361,687

NET ASSETS:
Change in net assets	(15,137)	6,378	200,737	318,079
Beginning of period	114,062	107,684	1,755,846	1,437,767

End of period	$98,925	$114,062	$1,956,583	$1,755,846

Accumulated undistributed (distributions in excess of) net investment income	$(410)	$1,110	$14,669	$45,420

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class shares effective January 30, 2015 for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,583	$15,366	$32	$51
Net realized gain (loss)	9,059	118,095	75	314
Distributions of capital gains received from investment company affiliates	—	— (a)	—	—
Change in net unrealized appreciation/depreciation	27,025	(138,448)	726	(468)

Change in net assets resulting from operations	45,667	(4,987)	833	(103)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,144)	(2,006)	(3)	(1)
From net realized gains	(14,822)	(1,739)	(23)	(6)
Class B
From net investment income	(30)	(38)	—	—
From net realized gains	(279)	(46)	—	—
Class C
From net investment income	(384)	(316)	(1)	(1)
From net realized gains	(3,366)	(361)	(9)	(5)
Class R2
From net investment income	(65)	(31)	(1)	— (a)
From net realized gains	(441)	(30)	(5)	(4)
Class R5
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(4)
Class R6
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(5)
Select Class
From net investment income	(14,339)	(9,519)	(44)	(40)
From net realized gains	(90,006)	(7,401)	(267)	(251)

Total distributions to shareholders	(125,876)	(21,487)	(365)	(319)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	207,476	111,002	17,021	690

NET ASSETS:
Change in net assets	127,267	84,528	17,489	268
Beginning of period	683,504	598,976	4,564	4,296

End of period	$810,771	$683,504	$22,053	$4,564

Accumulated undistributed (distributions in excess of) net investment income	$6,136	$13,515	$31	$50

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,034	$123,084	$18,799	$22,694
Net realized gain (loss)	19,045	129,378	(18,053)	15,949
Distributions of capital gains received from investment company affiliates	—	1	—	— (a)
Change in net unrealized appreciation/depreciation	69,909	(403,321)	119,153	(71,955)

Change in net assets resulting from operations	114,988	(150,858)	119,899	(33,312)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17,828)	(5,106)	(1,178)	(764)
Class B
From net investment income	(34)	(26)	—	—
Class C
From net investment income	(874)	(395)	(7)	(7)
Class R2
From net investment income	(54)	(18)	(1)	(1)
Class R6
From net investment income	(1,141)	(2,279)	—	—
Institutional Class
From net investment income	(104,543)	(53,459)	(23,132)	(9,080)
Select Class
From net investment income	(10,060)	(2,160)	(194)	(181)

Total distributions to shareholders	(134,534)	(63,443)	(24,512)	(10,033)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,239,915)	927,458	256,428	978,829

NET ASSETS:
Change in net assets	(1,259,461)	713,157	351,815	935,484
Beginning of period	3,789,680	3,076,523	1,593,363	657,879

End of period	$2,530,219	$3,789,680	$1,945,178	$1,593,363

Accumulated undistributed (distributions in excess of) net investment income	$3,376	$111,876	$13,945	$19,658

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$17,863	$47,826	$71,627	$145,167
Distributions reinvested	703	486	2,387	933
Cost of shares redeemed	(62,625)	(34,401)	(124,258)	(129,933)

Change in net assets resulting from Class A capital transactions	$(44,059)	$13,911	$(50,244)	$16,167

Class B
Proceeds from shares issued	$—	$—	$63	$89
Distributions reinvested	—	—	3	—
Cost of shares redeemed	—	—	(776)	(1,668)

Change in net assets resulting from Class B capital transactions	$—	$—	$(710)	$(1,579)

Class C
Proceeds from shares issued	$377	$1,870	$6,564	$15,814
Distributions reinvested	54	39	176	—
Cost of shares redeemed	(983)	(1,443)	(5,724)	(16,476)

Change in net assets resulting from Class C capital transactions	$(552)	$466	$1,016	$(662)

Class R5
Proceeds from shares issued	$128,855	$310,191	$—	$—
Distributions reinvested	17,780	10,129	—	—
Cost of shares redeemed	(451,071)	(118,184)	—	—

Change in net assets resulting from Class R5 capital transactions	$(304,436)	$202,136	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$117,392	$1,092,999
Distributions reinvested	—	—	14,467	—
Cost of shares redeemed	—	—	(444,612)	(58,952)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(312,753)	$1,034,047

Institutional Class
Proceeds from shares issued	$—	$—	$85,193	$1,560,275
Distributions reinvested	—	—	2,196	14,367
Cost of shares redeemed	—	—	(78,340)	(2,227,333)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$9,049	$(652,691)

Select Class
Proceeds from shares issued	$17,648	$70,981	$101,575	$187,126
Distributions reinvested	4,292	3,170	5,148	1,240
Cost of shares redeemed	(43,787)	(56,612)	(88,985)	(1,471,799)

Change in net assets resulting from Select Class capital transactions	$(21,847)	$17,539	$17,738	$(1,283,433)

Total change in net assets resulting from capital transactions	$(370,894)	$234,052	$(335,904)	$(888,151)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,421	3,659	3,160	6,380
Reinvested	58	37	110	43
Redeemed	(5,045)	(2,653)	(5,506)	(5,838)

Change in Class A Shares	(3,566)	1,043	(2,236)	585

Class B
Issued	—	—	3	5
Reinvested	—	—	— (a)	—
Redeemed	—	—	(35)	(76)

Change in Class B Shares	—	—	(32)	(71)

Class C
Issued	30	143	297	714
Reinvested	5	3	8	—
Redeemed	(80)	(113)	(262)	(755)

Change in Class C Shares	(45)	33	43	(41)

Class R5
Issued	9,917	23,523	—	—
Reinvested	1,470	781	—	—
Redeemed	(36,335)	(9,179)	—	—

Change in Class R5 Shares	(24,948)	15,125	—	—

Class R6
Issued	—	—	4,973	48,796
Reinvested	—	—	646	—
Redeemed	—	—	(19,250)	(2,549)

Change in Class R6 Shares	—	—	(13,631)	46,247

Institutional Class
Issued	—	—	3,670	68,256
Reinvested	—	—	98	642
Redeemed	—	—	(3,368)	(99,390)

Change in Institutional Class Shares	—	—	400	(30,492)

Select Class
Issued	1,417	5,554	4,401	8,139
Reinvested	355	245	231	56
Redeemed	(3,469)	(4,249)	(3,865)	(65,118)

Change in Select Class Shares	(1,697)	1,550	767	(56,923)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Period Ended April 30, 2015 (a) (Unaudited)		Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30		$—	$—
Distributions reinvested	—	(b)	2	1

Change in net assets resulting from Class A capital transactions	$30		$2	$1

Class C
Proceeds from shares issued	$34		$—	$—
Distributions reinvested	—	(b)	1	1

Change in net assets resulting from Class C capital transactions	$34		$1	$1

Class R2
Distributions reinvested	$—		$1	$—	(b)

Change in net assets resulting from Class R2 capital transactions	$—		$1	$—	(b)

Class R5
Proceeds from shares issued	$20		$—	$—
Distributions reinvested	—	(b)	—	—

Change in net assets resulting from Class R5 capital transactions	$20		$—	$—

Class R6
Proceeds from shares issued	$20		$—	$—
Distributions reinvested	—	(b)	—	—

Change in net assets resulting from Class R6 capital transactions	$20		$—	$—

Select Class
Proceeds from shares issued	$2,922		$3,032,195	$1,641,002
Distributions reinvested	22		12,872	5,200
Cost of shares redeemed	—		(262,701)	(201,128)

Change in net assets resulting from Select Class capital transactions	$2,944		$2,782,366	$1,445,074

Total change in net assets resulting from capital transactions	$3,048		$2,782,370	$1,445,076

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Period Ended April 30, 2015 (a) (Unaudited)		Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	2		—		—
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class A Shares	2		—	(b)	—	(b)

Class C
Issued	2		—		—
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class C Shares	2		—	(b)	—	(b)

Class R2
Reinvested	—		—	(b)	—	(b)

Change in Class R2 Shares	—		—	(b)	—	(b)

Class R5
Issued	1		—		—
Reinvested	—	(b)	—		—

Change in Class R5 Shares	1		—		—

Class R6
Issued	2		—		—
Reinvested	—	(b)	—		—

Change in Class R6 Shares	2		—		—

Select Class
Issued	195		165,097		91,856
Reinvested	1		703		299
Redeemed	—		(14,041)		(11,083)

Change in Select Class Shares	196		151,759		81,072

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Global Unconstrained Equity Fund		International Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5	$—	$58,302	$109,712
Distributions reinvested	10	7	458	2,850
Cost of shares redeemed	—	—	(49,371)	(107,650)

Change in net assets resulting from Class A capital transactions	$15	$7	$9,389	$4,912

Class B
Proceeds from shares issued	$—	$—	$9	$21
Distributions reinvested	—	—	1	18
Cost of shares redeemed	—	—	(310)	(741)

Change in net assets resulting from Class B capital transactions	$—	$—	$(300)	$(702)

Class C
Proceeds from shares issued	$21	$—	$3,235	$8,687
Distributions reinvested	9	6	46	408
Cost of shares redeemed	—	—	(2,734)	(5,189)

Change in net assets resulting from Class C capital transactions	$30	$6	$547	$3,906

Class R2
Proceeds from shares issued	$—	$—	$117	$461
Distributions reinvested	10	7	3	18
Cost of shares redeemed	—	—	(476)	(237)

Change in net assets resulting from Class R2 capital transactions	$10	$7	$(356)	$242

Class R5
Proceeds from shares issued	$—	$—	$5,298	$20,589
Distributions reinvested	10	7	461	2,846
Cost of shares redeemed	—	—	(42,671)	(30,870)

Change in net assets resulting from Class R5 capital transactions	$10	$7	$(36,912)	$(7,435)

Class R6
Proceeds from shares issued	$—	$—	$311,399	$512,142
Distributions reinvested	10	7	9,888	42,018
Cost of shares redeemed	—	—	(169,226)	(54,301)

Change in net assets resulting from Class R6 capital transactions	$10	$7	$152,061	$499,859

Select Class
Proceeds from shares issued	$54	$—	$113,243	$146,738
Distributions reinvested	557	386	2,145	10,417
Cost of shares redeemed	—	—	(95,556)	(74,289)

Change in net assets resulting from Select Class capital transactions	$611	$386	$19,832	$82,866

Total change in net assets resulting from capital transactions	$686	$420	$144,261	$583,648

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund				International Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014		Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	—	(a)	—		3,774	6,902
Reinvested	1		—	(a)	30	177
Redeemed	—		—		(3,275)	(6,712)

Change in Class A Shares	1		—	(a)	529	367

Class B
Issued	—		—		1	1
Reinvested	—		—		— (a)	1
Redeemed	—		—		(21)	(48)

Change in Class B Shares	—		—		(20)	(46)

Class C
Issued	1		—		218	572
Reinvested	—	(a)	—	(a)	3	27
Redeemed	—		—		(188)	(344)

Change in Class C Shares	1		—	(a)	33	255

Class R2
Issued	—		—		8	28
Reinvested	1		—	(a)	— (a)	1
Redeemed	—		—		(31)	(15)

Change in Class R2 Shares	1		—	(a)	(23)	14

Class R5
Issued	—		—		339	1,286
Reinvested	—	(a)	1		29	174
Redeemed	—		—		(2,742)	(1,900)

Change in Class R5 Shares	—	(a)	1		(2,374)	(440)

Class R6
Issued	—		—		20,264	32,114
Reinvested	1		1		628	2,576
Redeemed	—		—		(11,020)	(3,336)

Change in Class R6 Shares	1		1		9,872	31,354

Select Class
Issued	3		—		7,231	9,057
Reinvested	33		21		136	638
Redeemed	—		—		(6,172)	(4,642)

Change in Select Class Shares	36		21		1,195	5,053

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	International Equity Income Fund		International Opportunities Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,416	$46,956	$84,580	$67,670
Distributions reinvested	1,390	1,278	667	470
Cost of shares redeemed	(48,904)	(21,768)	(61,957)	(79,052)

Change in net assets resulting from Class A capital transactions	$(13,098)	$26,466	$23,290	$(10,912)

Class B
Proceeds from shares issued	$—	$—	$— (a)	$10
Distributions reinvested	—	—	3	—
Cost of shares redeemed	—	—	(67)	(294)

Change in net assets resulting from Class B capital transactions	$—	$—	$(64)	$(284)

Class C
Proceeds from shares issued	$1,496	$1,873	$386	$830
Distributions reinvested	107	122	23	5
Cost of shares redeemed	(825)	(360)	(177)	(449)

Change in net assets resulting from Class C capital transactions	$778	$1,635	$232	$386

Class R2
Proceeds from shares issued	$42	$—	$—	$—
Distributions reinvested	19	25	—	—

Change in net assets resulting from Class R2 capital transactions	$61	$25	$—	$—

Class R5
Proceeds from shares issued	$1	$—	$—	$—
Distributions reinvested	22	30	—	—

Change in net assets resulting from Class R5 capital transactions	$23	$30	$—	$—

Class R6 (b)
Proceeds from shares issued	$20	$—	$172,186	$400,224
Distributions reinvested	— (a)	—	43,134	14,924
Cost of shares redeemed	—	—	(92,797)	(41,399)

Change in net assets resulting from Class R6 capital transactions	$20	$—	$122,523	$373,749

Institutional Class
Proceeds from shares issued	$—	$—	$7,324	$16,360
Distributions reinvested	—	—	832	435
Cost of shares redeemed	—	—	(16,267)	(19,108)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(8,111)	$(2,313)

Select Class
Proceeds from shares issued	$13,417	$21,191	$8,847	$17,796
Distributions reinvested	810	1,790	899	325
Cost of shares redeemed	(17,232)	(42,813)	(5,063)	(17,060)

Change in net assets resulting from Select Class capital transactions	$(3,005)	$(19,832)	$4,683	$1,061

Total change in net assets resulting from capital transactions	$(15,221)	$8,324	$142,553	$361,687

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class shares effective January 30, 2015 for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,097	2,826	5,772	4,461
Reinvested	87	77	47	31
Redeemed	(3,081)	(1,300)	(4,239)	(5,136)

Change in Class A Shares	(897)	1,603	1,580	(644)

Class B
Issued	—	—	1	— (a)
Reinvested	—	—	— (a)	—
Redeemed	—	—	(5)	(19)

Change in Class B Shares	—	—	(4)	(19)

Class C
Issued	90	113	26	56
Reinvested	7	7	2	1
Redeemed	(50)	(22)	(12)	(31)

Change in Class C Shares	47	98	16	26

Class R2
Issued	3	—	—	—
Reinvested	1	2	—	—

Change in Class R2 Shares	4	2	—	—

Class R5
Reinvested	1	2	—	—

Change in Class R5 Shares	1	2	—	—

Class R6 (b)
Issued	1	—	11,782	26,049
Reinvested	— (a)	—	2,979	972
Redeemed	—	—	(6,169)	(2,625)

Change in Class R6 Shares	1	—	8,592	24,396

Institutional Class
Issued	—	—	485	1,053
Reinvested	—	—	57	28
Redeemed	—	—	(1,087)	(1,230)

Change in Institutional Class Shares	—	—	(545)	(149)

Select Class
Issued	813	1,276	605	1,159
Reinvested	50	107	62	21
Redeemed	(1,080)	(2,594)	(343)	(1,101)

Change in Select Class Shares	(217)	(1,211)	324	79

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class shares effective January 30, 2015 for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,026	$19,492	$831	$343
Distributions reinvested	16,487	3,637	26	7
Cost of shares redeemed	(14,971)	(30,904)	(184)	(66)

Change in net assets resulting from Class A capital transactions	$7,542	$(7,775)	$673	$284

Class B
Proceeds from shares issued	$— (a)	$33	$—	$—
Distributions reinvested	305	83	—	—
Cost of shares redeemed	(499)	(1,031)	—	—

Change in net assets resulting from Class B capital transactions	$(194)	$(915)	$—	$—

Class C
Proceeds from shares issued	$1,540	$4,045	$287	$64
Distributions reinvested	3,601	650	10	5
Cost of shares redeemed	(3,046)	(4,908)	(97)	—	(a)

Change in net assets resulting from Class C capital transactions	$2,095	$(213)	$200	$69

Class R2
Proceeds from shares issued	$1,602	$2,020	$— (a)	$—	(a)
Distributions reinvested	130	18	6	4
Cost of shares redeemed	(884)	(1,369)	(51)	—

Change in net assets resulting from Class R2 capital transactions	$848	$669	$(45)	$4

Class R5
Proceeds from shares issued	$—	$—	$— (a)	$—	(a)
Distributions reinvested	—	—	6	5
Cost of shares redeemed	—	—	(53)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(47)	$5

Class R6
Proceeds from shares issued	$—	$—	$— (a)	$—	(a)
Distributions reinvested	—	—	6	6
Cost of shares redeemed	—	—	(53)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(47)	$6

Select Class
Proceeds from shares issued	$145,318	$141,311	$19,974	$53
Distributions reinvested	93,786	14,567	311	290
Cost of shares redeemed	(41,919)	(36,642)	(3,998)	(21)

Change in net assets resulting from Select Class capital transactions	$197,185	$119,236	$16,287	$322

Total change in net assets resulting from capital transactions	$207,476	$111,002	$17,021	$690

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	349	926	47	18
Reinvested	1,007	179	2	1
Redeemed	(844)	(1,481)	(10)	(4)

Change in Class A Shares	512	(376)	39	15

Class B
Issued	— (a)	2	—	—
Reinvested	21	4	—	—
Redeemed	(31)	(53)	—	—

Change in Class B Shares	(10)	(47)	—	—

Class C
Issued	94	199	17	3
Reinvested	229	33	1	—	(a)
Redeemed	(184)	(242)	(6)	—	(a)

Change in Class C Shares	139	(10)	12	3

Class R2
Issued	97	96	—	—
Reinvested	8	1	— (a)	—	(a)
Redeemed	(52)	(65)	(3)	—

Change in Class R2 Shares	53	32	(3)	—	(a)

Class R5
Reinvested	—	—	— (a)	—	(a)
Redeemed	—	—	(3)	—

Change in Class R5 Shares	—	—	(3)	—	(a)

Class R6
Reinvested	—	—	— (a)	—	(a)
Redeemed	—	—	(3)	—

Change in Class R6 Shares	—	—	(3)	—	(a)

Select Class
Issued	8,535	6,662	1,089	2
Reinvested	5,675	711	19	16
Redeemed	(2,465)	(1,734)	(222)	(1)

Change in Select Class Shares	11,745	5,639	886	17

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	International Value Fund		Intrepid International Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$175,712	$400,922	$38,152	$90,342
Distributions reinvested	17,402	4,863	490	357
Cost of shares redeemed	(65,552)	(111,037)	(14,300)	(46,032)

Change in net assets resulting from Class A capital transactions	$127,562	$294,748	$24,342	$44,667

Class B
Proceeds from shares issued	$12	$51	$—	$—
Distributions reinvested	30	22	—	—
Cost of shares redeemed	(454)	(842)	—	—

Change in net assets resulting from Class B capital transactions	$(412)	$(769)	$—	$—

Class C
Proceeds from shares issued	$4,595	$17,441	$403	$346
Distributions reinvested	726	310	6	6
Cost of shares redeemed	(4,931)	(7,324)	(112)	(137)

Change in net assets resulting from Class C capital transactions	$390	$10,427	$297	$215

Class R2
Proceeds from shares issued	$286	$1,108	$190	$6
Distributions reinvested	19	9	1	1
Cost of shares redeemed	(337)	(491)	(6)	(6)

Change in net assets resulting from Class R2 capital transactions	$(32)	$626	$185	$1

Class R6
Proceeds from shares issued	$1,705	$766	$—	$—
Distributions reinvested	36	36	—	—
Cost of shares redeemed	(24,612)	(73,309)	—	—

Change in net assets resulting from Class R6 capital transactions	$(22,871)	$(72,507)	$—	$—

Institutional Class
Proceeds from shares issued	$387,558	$2,501,197	$226,349	$956,719
Distributions reinvested	74,288	35,770	22,528	8,462
Cost of shares redeemed	(1,772,980)	(518,984)	(17,701)	(33,648)

Change in net assets resulting from Institutional Class capital transactions	$(1,311,134)	$2,017,983	$231,176	$931,533

Select Class
Proceeds from shares issued	$40,340	$159,987	$3,064	$7,397
Distributions reinvested	4,957	992	105	78
Cost of shares redeemed	(78,715)	(1,484,029)	(2,741)	(5,062)

Change in net assets resulting from Select Class capital transactions	$(33,418)	$(1,323,050)	$428	$2,413

Total change in net assets resulting from capital transactions	$(1,239,915)	$927,458	$256,428	$978,829

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	12,941	27,177	1,963	4,442
Reinvested	1,313	330	26	18
Redeemed	(4,823)	(7,499)	(731)	(2,309)

Change in Class A Shares	9,431	20,008	1,258	2,151

Class B
Issued	1	4	—	—
Reinvested	2	1	—	—
Redeemed	(33)	(57)	—	—

Change in Class B Shares	(30)	(52)	—	—

Class C
Issued	345	1,212	21	17
Reinvested	56	22	— (a)	—	(a)
Redeemed	(375)	(515)	(6)	(7)

Change in Class C Shares	26	719	15	10

Class R2
Issued	21	76	10	—	(a)
Reinvested	2	1	— (a)	—	(a)
Redeemed	(26)	(34)	(1)	—	(a)

Change in Class R2 Shares	(3)	43	9	—	(a)

Class R6
Issued	121	50	—	—
Reinvested	3	2	—	—
Redeemed	(1,768)	(4,922)	—	—

Change in Class R6 Shares	(1,644)	(4,870)	—	—

Institutional Class
Issued	28,106	164,839	11,490	46,348
Reinvested	5,511	2,393	1,164	420
Redeemed	(126,023)	(34,844)	(900)	(1,633)

Change in Institutional Class Shares	(92,406)	132,388	11,754	45,135

Select Class
Issued	2,912	10,593	151	353
Reinvested	365	66	5	4
Redeemed	(5,669)	(97,497)	(135)	(247)

Change in Select Class Shares	(2,392)	(86,838)	21	110

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$13.13	$0.03	(f)	$0.45	$0.48	$(0.20)	$—
Year Ended October 31, 2014	13.63	0.22	(f)	(0.57)	(0.35)	(0.15)	—
Year Ended October 31, 2013	12.88	0.19	(f)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(f)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(f)	(1.44)	(1.24)	(0.02)	—	(g)
Year Ended October 31, 2010	10.47	0.11	(f)	3.60	3.71	(0.27)	—

Class C
Six Months Ended April 30, 2015 (Unaudited)	12.92	(0.01	)(f)	0.46	0.45	(0.13)	—
Year Ended October 31, 2014	13.44	0.15	(f)	(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(f)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(f)	(1.37)	(1.29)	—	—	(g)
Year Ended October 31, 2010	10.46	0.05	(f)	3.59	3.64	(0.23)	—

Class R5
Six Months Ended April 30, 2015 (Unaudited)	13.22	0.06	(f)	0.45	0.51	(0.25)	—
Year Ended October 31, 2014	13.71	0.29	(f)	(0.58)	(0.29)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25	(f)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(f)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(f)	(1.47)	(1.17)	(0.05)	—	(g)
Year Ended October 31, 2010	10.48	0.17	(f)	3.59	3.76	(0.31)	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	13.17	0.04	(f)	0.46	0.50	(0.23)	—
Year Ended October 31, 2014	13.67	0.26	(f)	(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(f)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(f)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(f)	(1.45)	(1.20)	(0.04)	—	(g)
Year Ended October 31, 2010	10.48	0.14	(f)	3.59	3.73	(0.29)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$13.41	3.83%	$34,723	1.57%	0.49%	1.91%	40%
13.13	(2.56)	80,806	1.60	1.71	1.73	79
13.63	6.67	69,690	1.60	1.45	1.72	43
12.88	3.15	30,356	1.65	1.37	1.76	72
12.65	(8.93)	43,519	1.75	1.50	1.75	84
13.91	36.12	49	1.85	0.96	3.99	156

13.24	3.61	4,861	2.11	(0.11)	2.34	40
12.92	(3.12)	5,331	2.10	1.13	2.23	79
13.44	6.25	5,089	2.10	1.02	2.22	43
12.72	2.54	2,088	2.12	1.21	2.27	72
12.58	(9.30)	516	2.28	0.57	2.32	84
13.87	35.33	49	2.35	0.46	4.49	156

13.48	4.10	533,061	1.16	0.89	1.23	40
13.22	(2.12)	852,477	1.15	2.19	1.28	79
13.71	7.21	676,985	1.15	1.84	1.27	43
12.94	3.53	331,032	1.19	1.99	1.31	72
12.71	(8.45)	228,411	1.31	2.14	1.32	84
13.93	36.66	50	1.40	1.41	3.54	156

13.44	3.96	271,202	1.36	0.62	1.44	40
13.17	(2.35)	288,059	1.35	1.96	1.48	79
13.67	7.04	277,822	1.35	1.61	1.47	43
12.91	3.34	82,457	1.39	1.70	1.51	72
12.68	(8.65)	73,787	1.52	1.76	1.55	84
13.92	36.35	7,313	1.60	1.21	3.74	156

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$23.72	0.01	(f)(g)	$(0.77)	$(0.76)	$(0.19)	$—
Year Ended October 31, 2014	23.05	0.16	(f)(g)	0.59	0.75	(0.08)	—
Year Ended October 31, 2013	22.01	0.10	(f)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(f)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(f)	(2.33)	(2.27)	(0.09)	—	(h)
Year Ended October 31, 2010	18.79	(0.01	)(f)	4.71	4.70	(0.04)	—	(h)

Class B
Six Months Ended April 30, 2015 (Unaudited)	23.19	(0.04	)(f)(g)	(0.75)	(0.79)	(0.03)	—
Year Ended October 31, 2014	22.57	0.02	(f)(g)	0.60	0.62	—	—
Year Ended October 31, 2013	21.59	(0.04	)(f)	1.03	0.99	(0.01)	—
Year Ended October 31, 2012	20.80	(0.05	)(f)	0.84	0.79	—	—
Year Ended October 31, 2011	23.15	(0.07	)(f)	(2.28)	(2.35)	—	—	(h)
Year Ended October 31, 2010	18.60	(0.12	)(f)	4.67	4.55	—	—	(h)

Class C
Six Months Ended April 30, 2015 (Unaudited)	23.03	(0.04	)(f)(g)	(0.75)	(0.79)	(0.08)	—
Year Ended October 31, 2014	22.41	0.05	(f)(g)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01	)(f)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(f)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(f)	(2.29)	(2.34)	(0.02)	—	(h)
Year Ended October 31, 2010	18.49	(0.11	)(f)	4.63	4.52	—	—	(h)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	24.44	0.06	(f)(g)	(0.79)	(0.73)	(0.30)	—
December 23, 2013 (i) through October 31, 2014	22.47	0.38	(f)(g)	1.59	1.97	—	—

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	24.42	0.07	(f)(g)	(0.81)	(0.74)	(0.24)	—
Year Ended October 31, 2014	23.73	0.17	(f)(g)	0.70	0.87	(0.18)	—
Year Ended October 31, 2013	22.65	0.20	(f)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(f)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(f)	(2.40)	(2.24)	(0.14)	—	(h)
Year Ended October 31, 2010	19.23	0.08	(f)	4.82	4.90	(0.09)	—	(h)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	24.24	0.05	(f)(g)	(0.79)	(0.74)	(0.24)	—
Year Ended October 31, 2014	23.47	0.18	(f)(g)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(f)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(f)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(f)	(2.38)	(2.25)	(0.13)	—	(h)
Year Ended October 31, 2010	19.04	0.05	(f)	4.77	4.82	(0.06)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$22.77	(3.17)%	$285,598	1.65%	0.12	(g)	1.85%	15%
23.72	3.26	350,555	1.70	0.72	(g)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9
23.45	25.08	253,037	1.82	(0.03)		1.83	14

22.37	(3.42)	1,884	2.15	(0.38	)(g)	2.39	15
23.19	2.75	2,687	2.20	0.10	(g)	2.31	33
22.57	4.57	4,245	2.26	(0.18)		2.29	34
21.59	3.80	6,100	2.32	(0.23)		2.32	20
20.80	(10.15)	7,572	2.29	(0.32)		2.30	9
23.15	24.46	10,812	2.31	(0.58)		2.32	14

22.16	(3.43)	55,560	2.15	(0.32	)(g)	2.31	15
23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9
23.01	24.45	40,757	2.32	(0.52)		2.33	14

23.41	(2.94)	763,520	1.15	0.52	(g)	1.18	15
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

23.44	(2.98)	404,322	1.25	0.60	(g)	1.37	15
24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20
21.66	(9.37)	596,147	1.38	0.68		1.41	9
24.04	25.55	513,904	1.40	0.37		1.43	14

23.26	(3.03)	577,592	1.40	0.42	(g)	1.50	15
24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9
23.80	25.38	925,631	1.57	0.23		1.58	14

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
December 12, 2014 (g) through April 30, 2015 (Unaudited)	$15.00	$0.13	(h)	$0.59	$0.72	$(0.11)

Class C
December 12, 2014 (g) through April 30, 2015 (Unaudited)	15.00	0.11	(h)	0.58	0.69	(0.11)

Class R5
December 12, 2014 (g) through April 30, 2015 (Unaudited)	15.00	0.16	(h)	0.59	0.75	(0.11)

Class R6
December 12, 2014 (g) through April 30, 2015 (Unaudited)	15.00	0.16	(h)	0.59	0.75	(0.11)

Select Class
December 12, 2014 (g) through April 30, 2015 (Unaudited)	15.00	0.14	(h)	0.60	0.74	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended April 30, 2015
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)		Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$15.61	4.83%	$31	1.60%	2.22	%(h)	12.08%	13%

15.58	4.62	36	2.10	1.70	(h)	13.14	13

15.64	5.03	21	1.15	2.71	(h)	10.53	13

15.64	5.03	21	1.10	2.76	(h)	10.48	13

15.63	4.96	3,066	1.35	2.52	(h)	10.72	13

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$18.77	$0.16	(f)	$0.62	$0.78	$(0.22)	$(0.25)	$(0.47)
Year Ended October 31, 2014	17.33	0.34	(f)	1.35	1.69	(0.15)	(0.10)	(0.25)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.14	2.33	—	—	—

Class C
Six Months Ended April 30, 2015 (Unaudited)	18.68	0.12	(f)	0.61	0.73	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2014	17.28	0.25	(f)	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (g) through October 31, 2013	15.00	0.14	(f)	2.14	2.28	—	—	—

Class R2
Six Months Ended April 30, 2015 (Unaudited)	18.72	0.14	(f)	0.62	0.76	(0.17)	(0.25)	(0.42)
Year Ended October 31, 2014	17.30	0.29	(f)	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (g) through October 31, 2013	15.00	0.17	(f)	2.13	2.30	—	—	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	18.81	0.19	(f)	0.61	0.80	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	(f)	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$19.08	4.28%	$66	0.58%		1.78%		0.81%		20%
18.77	9.90	64	0.58		1.87		0.81		40
17.33	15.53	58	0.58	(h)	1.79	(h)	1.62	(h)(i)	25

19.03	4.01	66	1.08		1.27		1.31		20
18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

19.06	4.20	66	0.83		1.52		1.06		20
18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

19.09	4.41	6,528,375	0.33		2.01		0.55		20
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$19.55	$(0.02	)(i)	$1.19	$1.17	$(0.21)	$(2.34)	$(2.55)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	(0.63)
November 30, 2011 (g) through October 31, 2012	15.00	0.17		1.56	1.73	— (h)	—	— (h)

Class C
Six Months Ended April 30, 2015 (Unaudited)	19.43	(0.08	)(i)	1.20	1.12	(0.12)	(2.34)	(2.46)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	(0.56)
November 30, 2011 (g) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—

Class R2
Six Months Ended April 30, 2015 (Unaudited)	19.49	(0.04	)(i)	1.19	1.15	(0.17)	(2.34)	(2.51)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	(0.60)
November 30, 2011 (g) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—

Class R5
Six Months Ended April 30, 2015 (Unaudited)	19.65	0.02	(i)	1.19	1.21	(0.28)	(2.34)	(2.62)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (g) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	(0.01)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	19.66	0.02	(i)	1.20	1.22	(0.29)	(2.34)	(2.63)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (g) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	(0.01)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	19.60	0.01	(i)	1.19	1.20	(0.25)	(2.34)	(2.59)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	(0.67)
November 30, 2011 (g) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.17	7.15%	$85	1.27%		0.17	%(i)	6.32%		48%
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(f)	1.37	(f)	5.36	(f)	71
16.73	11.55	56	1.35	(f)	1.14	(f)	6.89	(f)	49

18.09	6.91	101	1.76		(0.29	)(i)	7.07		48
19.43	7.28	75	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(f)	0.87	(f)	5.85	(f)	71
16.65	11.00	56	1.85	(f)	0.65	(f)	7.38	(f)	49

18.13	7.03	80	1.52		(0.08	)(i)	6.56		48
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(f)	1.12	(f)	5.60	(f)	71
16.69	11.27	56	1.60	(f)	0.90	(f)	7.14	(f)	49

18.24	7.40	82	0.82		0.62	(i)	5.86		48
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(f)	1.82	(f)	4.89	(f)	71
16.79	11.99	56	0.90	(f)	1.60	(f)	6.45	(f)	49

18.25	7.45	82	0.77		0.67	(i)	5.81		48
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(f)	1.87	(f)	4.85	(f)	71
16.80	12.06	56	0.85	(f)	1.65	(f)	6.40	(f)	49

18.21	7.33	4,517	0.93		0.50	(i)	6.07		48
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(f)	1.62	(f)	5.10	(f)	71
16.76	11.77	3,075	1.10	(f)	1.40	(f)	6.64	(f)	49

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$15.25	$0.10	(f)	$1.00	$1.10	$(0.06)	$—
Year Ended October 31, 2014	15.92	0.37	(f)(g)	(0.68)	(0.31)	(0.36)	—
Year Ended October 31, 2013	13.36	0.20	(f)	2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(h)
Year Ended October 31, 2010	12.33	0.18	(f)	1.07	1.25	(0.18)	—	(h)

Class B
Six Months Ended April 30, 2015 (Unaudited)	14.72	0.05	(f)	0.98	1.03	(0.03)	—
Year Ended October 31, 2014	15.39	0.25	(f)(g)	(0.63)	(0.38)	(0.29)	—
Year Ended October 31, 2013	12.93	0.11	(f)	2.49	2.60	(0.14)	—
Year Ended October 31, 2012	12.22	0.16	(f)	0.70	0.86	(0.15)	—
Year Ended October 31, 2011	13.00	0.14	(f)	(0.77)	(0.63)	(0.15)	—	(h)
Year Ended October 31, 2010	11.97	0.11	(f)	1.04	1.15	(0.12)	—	(h)

Class C
Six Months Ended April 30, 2015 (Unaudited)	14.52	0.06	(f)	0.95	1.01	(0.03)	—
Year Ended October 31, 2014	15.20	0.26	(f)(g)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(h)
Year Ended October 31, 2010	11.85	0.11	(f)	1.01	1.12	(0.12)	—	(h)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	15.19	0.09	(f)	0.98	1.07	(0.04)	—
Year Ended October 31, 2014	15.87	0.30	(f)(g)	(0.65)	(0.35)	(0.33)	—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(h)
Year Ended October 31, 2010	12.31	0.15	(f)	1.06	1.21	(0.15)	—	(h)

Class R5
Six Months Ended April 30, 2015 (Unaudited)	15.46	0.13	(f)	1.02	1.15	(0.08)	—
Year Ended October 31, 2014	16.13	0.44	(f)(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(h)
Year Ended October 31, 2010	12.47	0.23	(f)	1.09	1.32	(0.24)	—	(h)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	15.46	0.15	(f)	1.01	1.16	(0.09)	—
Year Ended October 31, 2014	16.13	0.45	(f)(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
November 30, 2010 (j) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(h)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	15.45	0.13	(f)	1.00	1.13	(0.07)	—
Year Ended October 31, 2014	16.13	0.39	(f)(g)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(h)
Year Ended October 31, 2010	12.47	0.22	(f)	1.08	1.30	(0.21)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$16.29	7.23%	$207,530	1.30%	1.34%		1.59%	8%
15.25	(2.06)	186,242	1.31	2.34	(g)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18
13.40	10.42	131,125	1.31	1.44		1.54	15

15.72	6.98	710	1.80	0.67		2.20	8
14.72	(2.57)	963	1.81	1.63	(g)	1.95	6
15.39	20.26	1,711	1.80	0.80		1.97	8
12.93	7.15	2,164	1.80	1.31		2.01	5
12.22	(4.99)	2,817	1.81	1.08		2.02	18
13.00	9.82	4,543	1.86	0.89		2.04	15

15.50	6.98	28,588	1.80	0.86		2.04	8
14.52	(2.59)	26,299	1.81	1.73	(g)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18
12.85	9.69	23,370	1.86	0.88		2.04	15

16.22	7.08	1,118	1.55	1.12		1.92	8
15.19	(2.33)	1,405	1.56	1.92	(g)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18
13.37	10.07	70	1.56	1.17		1.79	15

16.53	7.49	63,086	0.86	1.67		1.04	8
15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18
13.55	10.86	242,131	0.86	1.86		1.10	15

16.53	7.51	1,960,752	0.81	1.89		0.92	8
15.46	(1.60)	1,681,788	0.81	2.81		0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

16.51	7.36	547,918	1.06	1.71		1.20	8
15.45	(1.88)	494,344	1.06	2.41	(g)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18
13.56	10.72	241,123	1.06	1.74		1.29	15

(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.20, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.30%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$16.41	$0.19	(f)	$0.76	$0.95	$(0.43)	$(0.13)	$(0.56)
Year Ended October 31, 2014	16.67	0.91	(f)(g)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011 (h) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)

Class C
Six Months Ended April 30, 2015 (Unaudited)	16.36	0.31	(f)	0.59	0.90	(0.40)	(0.13)	(0.53)
Year Ended October 31, 2014	16.63	0.84	(f)(g)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011 (h) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	16.41	0.32	(f)	0.60	0.92	(0.42)	(0.13)	(0.55)
Year Ended October 31, 2014	16.67	0.87	(f)(g)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011 (h) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)

Class R5
Six Months Ended April 30, 2015 (Unaudited)	16.46	0.37	(f)	0.62	0.99	(0.47)	(0.13)	(0.60)
Year Ended October 31, 2014	16.72	0.99	(f)(g)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011 (h) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)

Class R6
January 30, 2015 (k) through April 30, 2015 (Unaudited)	16.00	0.45	(f)	0.50	0.95	(0.12)	—	(0.12)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	16.45	0.26	(f)	0.72	0.98	(0.46)	(0.13)	(0.59)
Year Ended October 31, 2014	16.71	0.96	(f)(g)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011 (h) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of operations.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.80	6.00%	$61,349	1.25%		2.36%		1.63%		133%
16.41	3.18	74,652	1.25		5.44	(g)	1.67		138
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(i)	3.53	(i)	10.16	(i)(j)	40

16.73	5.69	4,401	1.75		3.79		2.18		133
16.36	2.67	3,530	1.75		5.03	(g)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(i)	3.17	(i)	10.82	(i)(j)	40

16.78	5.79	649	1.50		3.91		1.83		133
16.41	2.90	574	1.50		5.24	(g)	1.92		138
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(i)	3.36	(i)	10.72	(i)(j)	40

16.85	6.24	623	0.80		4.58		1.13		133
16.46	3.60	587	0.80		5.94	(g)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(i)	4.05	(i)	10.05	(i)(j)	40

16.83	7.16	21	0.74		11.29		1.14		133

16.84	6.18	31,882	0.92		3.24		1.38		133
16.45	3.39	34,719	1.00		5.75	(g)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(i)	3.85	(i)	10.23	(i)(j)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$14.80	$0.13	(f)	$0.64	$0.77	$(0.29)	$—
Year Ended October 31, 2014	15.25	0.36	(f)	(0.69)	(0.33)	(0.12)	—
Year Ended October 31, 2013	12.45	0.25	(f)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Year Ended October 31, 2010	12.10	0.15	(f)	1.24	1.39	(0.29)	—	(g)

Class B
Six Months Ended April 30, 2015 (Unaudited)	14.89	0.03	(f)	0.71	0.74	(0.25)	—
Year Ended October 31, 2014	15.29	0.26	(f)	(0.66)	(0.40)	—	—
Year Ended October 31, 2013	12.46	0.18	(f)	2.83	3.01	(0.18)	—
Year Ended October 31, 2012	11.93	0.18	(f)	0.56	0.74	(0.21)	—
Year Ended October 31, 2011	13.09	0.15	(f)	(1.10)	(0.95)	(0.21)	—	(g)
Year Ended October 31, 2010	12.03	0.08	(f)	1.23	1.31	(0.25)	—	(g)

Class C
Six Months Ended April 30, 2015 (Unaudited)	14.41	0.06	(f)	0.66	0.72	(0.28)	—
Year Ended October 31, 2014	14.88	0.27	(f)	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Year Ended October 31, 2010	11.82	0.09	(f)	1.20	1.29	(0.27)	—	(g)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	15.13	0.14	(f)	0.68	0.82	(0.43)	—
Year Ended October 31, 2014	15.57	0.44	(f)	(0.70)	(0.26)	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	15.13	0.12	(f)	0.70	0.82	(0.41)	—
Year Ended October 31, 2014	15.57	0.42	(f)	(0.69)	(0.27)	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Year Ended October 31, 2010	12.29	0.22	(f)	1.24	1.46	(0.33)	—	(g)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	15.06	0.12	(f)	0.68	0.80	(0.39)	—
Year Ended October 31, 2014	15.50	0.40	(f)	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)
Year Ended October 31, 2010	12.24	0.19	(f)	1.25	1.44	(0.31)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$15.28	5.36%	$138,392	1.31%	1.83%	1.48%	25%
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76
13.20	11.67	13,904	1.34	1.23	1.36	57

15.38	5.08	134	1.92	0.42	2.05	25
14.89	(2.62)	196	1.73	1.72	1.74	55
15.29	24.45	484	1.73	1.28	1.76	36
12.46	6.46	462	1.79	1.54	1.80	45
11.93	(7.40)	702	1.78	1.18	1.79	76
13.09	11.01	949	1.85	0.65	1.86	57

14.85	5.10	1,722	1.82	0.85	1.82	25
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76
12.84	11.05	849	1.85	0.77	1.86	57

15.52	5.65	1,713,040	0.72	1.87	0.72	25
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

15.54	5.63	49,401	0.83	1.68	0.83	25
15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76
13.42	12.12	272,487	0.91	1.75	0.96	57

15.47	5.52	53,894	1.00	1.64	1.00	25
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76
13.37	11.93	30,537	1.09	1.56	1.11	57

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$20.38	$0.21	(f)	$0.68	$0.89	$(0.40)	$(3.27)	$(3.67)	$—
Year Ended October 31, 2014	21.20	0.47	(f)	(0.56)	(0.09)	(0.39)	(0.34)	(0.73)	—
Year Ended October 31, 2013	17.24	0.38	(f)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(f)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(f)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2010	17.89	0.33	(f)	1.10	1.43	(0.29)	—	(0.29)	—	(g)

Class B
Six Months Ended April 30, 2015 (Unaudited)	18.77	0.15	(f)	0.61	0.76	(0.29)	(3.27)	(3.56)	—
Year Ended October 31, 2014	19.57	0.33	(f)	(0.51)	(0.18)	(0.28)	(0.34)	(0.62)	—
Year Ended October 31, 2013	15.91	0.25	(f)	3.70	3.95	(0.29)	—	(0.29)	—
Year Ended October 31, 2012	15.52	0.23	(f)	0.43	0.66	(0.27)	—	(0.27)	—
Year Ended October 31, 2011	17.57	0.24	(f)	(1.99)	(1.75)	(0.30)	—	(0.30)	—	(g)
Year Ended October 31, 2010	16.54	0.18	(f)	1.02	1.20	(0.17)	—	(0.17)	—	(g)

Class C
Six Months Ended April 30, 2015 (Unaudited)	19.68	0.16	(f)	0.65	0.81	(0.31)	(3.27)	(3.58)	—
Year Ended October 31, 2014	20.51	0.36	(f)	(0.56)	(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(f)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(f)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(f)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2010	17.35	0.20	(f)	1.06	1.26	(0.20)	—	(0.20)	—	(g)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	20.07	0.18	(f)	0.67	0.85	(0.38)	(3.27)	(3.65)	—
Year Ended October 31, 2014	20.91	0.40	(f)	(0.54)	(0.14)	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(f)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(f)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(f)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(g)
Year Ended October 31, 2010	17.76	0.28	(f)	1.10	1.38	(0.28)	—	(0.28)	—	(g)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	20.54	0.24	(f)	0.68	0.92	(0.45)	(3.27)	(3.72)	—
Year Ended October 31, 2014	21.36	0.52	(f)	(0.56)	(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(f)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(f)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(f)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(g)
Year Ended October 31, 2010	18.01	0.37	(f)	1.12	1.49	(0.33)	—	(0.33)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$17.60	6.10%	$92,205	0.59%	2.40%	1.00%	19%
20.38	(0.40)	96,325	0.59	2.23	1.10	63
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40
19.03	8.09	124,178	1.07	1.89	1.34	39

15.97	5.87	1,327	1.09	1.83	1.74	19
18.77	(0.91)	1,754	1.09	1.69	1.62	63
19.57	25.13	2,751	1.34	1.42	1.85	51
15.91	4.43	3,060	1.79	1.54	1.82	19
15.52	(10.11)	4,154	1.78	1.41	1.81	40
17.57	7.32	6,503	1.80	1.11	1.83	39

16.91	5.87	20,161	1.09	1.90	1.54	19
19.68	(0.93)	20,724	1.09	1.75	1.60	63
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40
18.41	7.34	18,148	1.80	1.19	1.83	39

17.27	6.01	3,080	0.84	2.12	1.56	19
20.07	(0.66)	2,521	0.84	1.95	1.33	63
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40
18.86	7.88	251	1.32	1.62	1.59	39

17.74	6.23	693,998	0.34	2.79	0.62	19
20.54	(0.16)	562,180	0.34	2.45	0.84	63
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40
19.17	8.37	516,537	0.82	2.08	1.08	39

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$18.59	$0.09	(h)	$1.50	$1.59	$(0.17)	$(1.29)	$(1.46)
Year Ended October 31, 2014	20.59	0.13	(i)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (g) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Six Months Ended April 30, 2015 (Unaudited)	18.44	0.04	(h)	1.49	1.53	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(i)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (g) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Six Months Ended April 30, 2015 (Unaudited)	18.55	0.02	(h)	1.55	1.57	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(i)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (g) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Six Months Ended April 30, 2015 (Unaudited)	18.72	0.21	(h)	1.43	1.64	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(i)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (g) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Six Months Ended April 30, 2015 (Unaudited)	18.73	0.22	(h)	1.42	1.64	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(i)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (g) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	18.67	—	(h)(j)	1.63	1.63	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(i)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (g) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(g)	Commencement of operations.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.72	9.53%	$1,079	1.25%		0.82	%(h)	5.00%		33%
18.59	(2.47)	351	1.32		0.98	(i)	5.09		63
20.59	22.23	83	1.32	(f)	0.89	(f)	7.99	(f)	65
17.28	15.20	58	1.32	(f)	1.17	(f)	6.99	(f)	40

18.61	9.20	354	1.75		0.37	(h)	5.51		33
18.44	(2.91)	137	1.82		0.55	(i)	6.19		63
20.47	21.61	76	1.82	(f)	0.40	(f)	8.35	(f)	65
17.20	14.67	57	1.82	(f)	0.67	(f)	7.47	(f)	40

18.72	9.39	21	1.50		0.05	(h)	5.82		33
18.55	(2.68)	68	1.57		0.66	(i)	6.05		63
20.53	21.92	70	1.57	(f)	0.67	(f)	8.01	(f)	65
17.24	14.93	57	1.57	(f)	0.92	(f)	7.23	(f)	40

18.84	9.78	21	0.80		0.75	(h)	5.13		33
18.72	(1.99)	70	0.87		1.36	(i)	5.34		63
20.69	22.76	71	0.87	(f)	1.37	(f)	7.31	(f)	65
17.35	15.67	58	0.87	(f)	1.62	(f)	6.54	(f)	40

18.84	9.78	21	0.75		0.80	(h)	5.08		33
18.73	(1.95)	70	0.82		1.41	(i)	5.29		63
20.70	22.80	71	0.82	(f)	1.42	(f)	7.26	(f)	65
17.36	15.73	58	0.82	(f)	1.67	(f)	6.49	(f)	40

18.81	9.71	20,557	0.90		0.94	(h)	4.17		33
18.67	(2.18)	3,868	1.07		1.17	(i)	5.55		63
20.64	22.49	3,925	1.07	(f)	1.17	(f)	7.52	(f)	65
17.32	15.47	3,175	1.07	(f)	1.42	(f)	6.74	(f)	40

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$14.14	$0.09	(f)(g)	$0.37	$0.46	$(0.47)	$—
Year Ended October 31, 2014	15.02	0.47	(f)(g)(h)	(1.07)	(0.60)	(0.28)	—
Year Ended October 31, 2013	12.18	0.22	(f)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(i)
Year Ended October 31, 2010	12.27	0.17	(f)	1.20	1.37	(0.28)	—	(i)

Class B
Six Months Ended April 30, 2015 (Unaudited)	14.02	0.04	(f)(g)	0.39	0.43	(0.33)	—
Year Ended October 31, 2014	14.86	0.37	(f)(g)(h)	(1.05)	(0.68)	(0.16)	—
Year Ended October 31, 2013	12.03	0.17	(f)	2.87	3.04	(0.21)	—
Year Ended October 31, 2012	11.89	0.25	(f)	0.20	0.45	(0.31)	—
Year Ended October 31, 2011	13.18	0.21	(f)	(1.16)	(0.95)	(0.34)	—	(i)
Year Ended October 31, 2010	12.10	0.11	(f)	1.18	1.29	(0.21)	—	(i)

Class C
Six Months Ended April 30, 2015 (Unaudited)	13.72	0.05	(f)(g)	0.37	0.42	(0.39)	—
Year Ended October 31, 2014	14.61	0.38	(f)(g)(h)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(i)
Year Ended October 31, 2010	11.96	0.11	(f)	1.17	1.28	(0.23)	—	(i)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	13.93	0.06	(f)(g)	0.37	0.43	(0.43)	—
Year Ended October 31, 2014	14.78	0.42	(f)(g)(h)	(1.05)	(0.63)	(0.22)	—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(i)
Year Ended October 31, 2010	12.19	0.11	(f)	1.21	1.32	(0.30)	—	(i)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	14.42	0.08	(f)(g)	0.43	0.51	(0.53)	—
Year Ended October 31, 2014	15.29	0.54	(f)(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010 (j) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(i)

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	14.41	0.11	(f)(g)	0.39	0.50	(0.52)	—
Year Ended October 31, 2014	15.29	0.53	(f)(g)(h)	(1.09)	(0.56)	(0.32)	—
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(i)
Year Ended October 31, 2010	12.47	0.25	(f)	1.19	1.44	(0.32)	—	(i)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	14.48	0.11	(f)(g)	0.39	0.50	(0.50)	—
Year Ended October 31, 2014	15.19	0.45	(f)(g)(h)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(i)
Year Ended October 31, 2010	12.40	0.23	(f)	1.18	1.41	(0.31)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.13	8.11%	$623,800	1.35%	1.27	%(g)	1.41%	39%
14.14	(4.09)	491,010	1.33	3.19	(g)(h)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60
13.36	11.35	143,259	1.34	1.41		1.35	92

14.12	7.95	1,189	1.85	0.65	(g)	1.98	39
14.02	(4.61)	1,602	1.83	2.54	(g)(h)	1.85	59
14.86	25.64	2,476	1.82	1.29		1.85	66
12.03	4.04	2,932	1.85	2.20		1.87	62
11.89	(7.42)	3,557	1.84	1.61		1.86	60
13.18	10.81	5,337	1.84	0.91		1.85	92

13.75	7.93	31,595	1.85	0.71	(g)	1.89	39
13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60
13.01	10.81	19,646	1.84	0.89		1.85	92

13.93	7.98	1,729	1.60	0.96	(g)	1.96	39
13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60
13.21	11.00	856	1.60	0.90		1.61	92

14.40	8.27	7,270	0.73	1.23	(g)	0.72	39
14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

14.39	8.20	1,598,600	0.95	1.53	(g)	0.96	39
14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62
12.26	(6.56)	545,034	0.94	2.48		0.96	60
13.59	11.79	421,538	0.92	2.04		0.95	92

14.48	8.14	266,036	1.02	1.52	(g)	1.02	39
14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60
13.50	11.56	943,998	1.09	1.84		1.10	92

(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.29, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.02%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$19.49	$0.17	(f)(g)	$1.04	$1.21	$(0.21)	$—
Year Ended October 31, 2014	19.79	0.39	(f)(g)	(0.45)	(0.06)	(0.24)	—
Year Ended October 31, 2013	15.90	0.25	(d)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(d)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(d)	(1.27)	(1.03)	(0.24)	—	(f)
Year Ended October 31, 2010	14.99	0.12	(d)	1.73	1.85	(0.25)	—	(f)

Class C
Six Months Ended April 30, 2015 (Unaudited)	19.63	0.12	(f)(g)	1.06	1.18	(0.10)	—
Year Ended October 31, 2014	19.92	0.36	(f)(g)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(d)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(d)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(d)	(1.26)	(1.11)	(0.14)	—	(f)
Year Ended October 31, 2010	14.99	0.05	(d)	1.73	1.78	(0.16)	—	(f)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	19.31	0.22	(f)(g)	0.96	1.18	(0.14)	—
Year Ended October 31, 2014	19.61	0.40	(f)(g)	(0.53)	(0.13)	(0.17)	—
Year Ended October 31, 2013	15.74	0.20	(d)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(d)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(d)	(1.22)	(1.05)	(0.20)	—	(f)
Year Ended October 31, 2010	14.86	0.08	(d)	1.72	1.80	(0.20)	—	(f)

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	19.95	0.22	(f)(g)	1.07	1.29	(0.30)	—
Year Ended October 31, 2014	20.23	0.49	(f)(g)	(0.46)	0.03	(0.31)	—
Year Ended October 31, 2013	16.24	0.34	(d)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(d)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(d)	(1.29)	(0.97)	(0.31)	—	(f)
Year Ended October 31, 2010	15.27	0.19	(d)	1.78	1.97	(0.30)	—	(f)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	20.22	0.20	(f)(g)	1.09	1.29	(0.25)	—
Year Ended October 31, 2014	20.51	0.51	(f)(g)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(d)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(d)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(d)	(1.28)	(1.02)	(0.12)	—	(f)
Year Ended October 31, 2010	15.31	0.15	(d)	1.79	1.94	(0.26)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$20.49	6.32%	$132,076	1.34%	1.78	%(g)	1.53%	20%
19.49	(0.33)	101,114	1.39	1.96	(g)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79
16.59	12.54	23,960	1.50	0.78		1.73	92

20.71	6.05	1,691	1.84	1.27	(g)	1.98	20
19.63	(0.84)	1,318	1.89	1.79	(g)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79
16.61	12.01	1,489	2.00	0.30		2.24	92

20.35	6.18	292	1.56	2.24	(g)	1.64	20
19.31	(0.66)	98	1.64	2.03	(g)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79
16.46	12.26	68	1.75	0.53		1.99	92

20.94	6.58	1,793,896	0.87	2.21	(g)	0.94	20
19.95	0.13	1,474,870	0.89	2.39	(g)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46
15.66	(5.85)	178,258	1.00	1.88		1.20	79
16.94	13.11	99,766	1.00	1.21		1.31	92

21.26	6.46	17,223	1.06	1.99	(g)	1.17	20
20.22	(0.13)	15,963	1.14	2.47	(g)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79
16.99	12.86	26,408	1.25	0.93		1.37	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5 and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class B, Class C, Class R6*, Institutional Class and Select Class	JPM I	Diversified
Emerging Markets Equity Income Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class B, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Class R6***, Institutional Class and Select Class	JPM I	Diversified

Emerging Markets Equity Income Fund commenced operations on December 12, 2014. Prior to March 27, 2015, the Fund was not publicly offered for investment.

As of April 30, 2015, Class A, Class C and Class R2 Shares of Global Research Enhanced Index Fund were not publicly offered for investment.

Prior to January 5, 2015, Class A, Class C, Class R5, Class R6 and Select Class Shares of Global Unconstrained Equity Fund were not publicly offered for investment.

*	Class R6 Shares commenced operations on December 23, 2013 for Emerging Markets Equity Fund.
**	Class R6 Shares commenced operations on January 30, 2015 for International Equity Income Fund.
***	Class R6 Shares commenced operations on May 29, 2015 for Intrepid International Fund.

Effective January 30, 2015, Global Equity Income Fund changed its name to International Equity Income Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Emerging Markets Equity Income Fund and the International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of Global Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Prior to June 30, 2014, the investment objective of International Research Enhanced Equity Fund was to seek to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE Gross Domestic Product Index.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). On June 19, 2015, all Class B Shares automatically converted to Class A Shares of the Fund. Prior to June 19, 2015, Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Other derivatives are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by Emerging Economies Fund at April 30, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Brazil	$52,389	$—	$—		$52,389
China	16,723	193,392	—		210,115
Egypt	—	2,358	—		2,358
Hong Kong	1,754	38,124	—		39,878
India	17,045	35,971	—		53,016
Indonesia	—	8,243	—		8,243
Netherlands	1,132	—	—		1,132
Poland	—	6,899	—		6,899
Qatar	—	1,901	—		1,901
Russia	13,965	36,109	—		50,074
South Africa	—	31,031	—		31,031
South Korea	13,746	143,935	7,162		164,843
Taiwan	9,547	97,880	—		107,427
Thailand	6,625	39,853	—		46,478
Turkey	—	41,658	—		41,658
United Arab Emirates	—	6,823	—		6,823

Total Common Stocks	132,926	684,177	7,162		824,265

Preferred Stocks
Brazil	1,202	—	—		1,202
Russia	—	3,660	—		3,660

Total Preferred Stocks	1,202	3,660	—		4,862

Short-Term Investment
Investment Company	10,500	—	—		10,500

Total Investments in Securities	$144,628	$687,837	$7,162	*	$839,627

*	Level 3 investments are valued by brokers and pricing services. At April 30, 2015, the value of these investments was approximately $7,162,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,236	$—	$26,236
Brazil	179,433	—	—	179,433
China	89,520	97,770	—	187,290
Cyprus	—	5,856	—	5,856
Hong Kong	197	131,587	—	131,784
India	198,360	148,563	—	346,923
Indonesia	—	71,823	—	71,823
Mexico	48,447	—	—	48,447
Panama	29,097	—	—	29,097
Peru	30,762	—	—	30,762
Russia	—	144,737	—	144,737
South Africa	—	378,168	—	378,168
South Korea	—	84,049	—	84,049
Switzerland	15,727	—	—	15,727
Taiwan	66,070	100,725	—	166,795
Thailand	20,476	94,388	—	114,864
Turkey	—	53,214	—	53,214
United Kingdom	—	45,829	—	45,829

Total Common Stocks	678,089	1,382,945	—	2,061,034

Preferred Stocks
Brazil	17,676	—	—	17,676
Short-Term Investment
Investment Company	22,701	—	—	22,701

Total Investments in Securities	$718,466	$1,382,945	$—	$2,101,411

Emerging Markets Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$310	$—	$—	$310
Chile	59	—	—	59
China	—	322	—	322
Hong Kong	—	247	—	247
Hungary	—	45	—	45
Indonesia	—	50	—	50
Mexico	63	—	—	63
Poland	—	53	—	53
Russia	65	143	—	208
Singapore	—	43	—	43
South Africa	32	364	—	396
South Korea	119	55	—	174
Taiwan	73	595	—	668
Thailand	62	68	—	130
Turkey	—	157	—	157
United Arab Emirates	—	39	—	39

Total Common Stocks	783	2,181	—	2,964

Warrants	—	70	—	70

Total Investments in Securities	$783	$2,251	$—	$3,034

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Global Research Enhanced Index Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—		$164,926	$—	$164,926
Austria	—	(a)	—	—	—	(a)
Belgium	—		45,063	—	45,063
Canada	233,038		—	—	233,038
China	—		1,163	—	1,163
Colombia	—	(a)	—	—	—	(a)
Denmark	—		40,884	—	40,884
Finland	—		25,341	—	25,341
France	—		256,800	—	256,800
Germany	—		211,708	—	211,708
Hong Kong	6,351		66,216	—	72,567
Ireland	46,759		17,851	—	64,610
Israel	9,351		—	—	9,351
Italy	—		62,238	—	62,238
Japan	—		546,004	—	546,004
Luxembourg	—		7,995	—	7,995
Netherlands	3,467		91,356	—	94,823
New Zealand	685		2,333	—	3,018
Norway	—		18,530	—	18,530
Singapore	23,190		26,178	—	49,368
Spain	—		87,250	—	87,250
Sweden	—		37,869	—	37,869
Switzerland	34,735		232,403	—	267,138
United Kingdom	7,573		467,809	—	475,382
United States	3,478,095		—	—	3,478,095

Total Common Stocks	3,843,244		2,409,917	—	6,253,161

Preferred Stocks
Germany	—		27,186	—	27,186
Short-Term Investment
Investment Company	225,787		—	—	225,787

Total Investments in Securities	$4,069,031		$2,437,103	$—	$6,506,134

Appreciation in Other Financial Instruments
Futures Contracts	$1,424		$—	$—	$1,424

Depreciation in Other Financial Instruments
Futures Contracts	$(974)		$—	$—	$(974)

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

Global Unconstrained Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$44	$—	$44
Brazil	26	—	—	26
Canada	123	—	—	123
China	199	153	—	352
Finland	—	29	—	29
France	—	353	—	353
Germany	79	—	—	79
Hong Kong	—	57	—	57
India	37	—	—	37
Ireland	46	—	—	46
Israel	98	—	—	98
Japan	—	92	—	92
Luxembourg	34	—	—	34
Netherlands	58	—	—	58
South Korea	—	116	—	116
Spain	106	—	—	106
Switzerland	58	210	—	268
United Kingdom	—	394	—	394
United States	2,388	—	—	2,388

Total Common Stocks	3,252	1,448	—	4,700

Short-Term Investment
Investment Company	162	—	—	162

Total Investments in Securities	$3,414	$1,448	$—	$4,862

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$44,851	$—	$44,851
Belgium	—	43,086	—	43,086
China	—	84,296	—	84,296
Denmark	—	21,573	—	21,573
France	—	325,471	—	325,471
Germany	—	173,602	—	173,602
Hong Kong	—	122,782	—	122,782
India	21,963	—	—	21,963
Indonesia	—	12,547	—	12,547
Israel	27,586	—	—	27,586
Japan	—	544,031	—	544,031
Netherlands	—	138,835	—	138,835
South Africa	—	22,618	—	22,618
South Korea	—	53,992	—	53,992
Switzerland	—	415,071	—	415,071
Taiwan	26,101	—	—	26,101
United Kingdom	—	613,905	—	613,905

Total Common Stocks	75,650	2,616,660	—	2,692,310

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

International Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Germany	$—	$71,945	$—	$71,945
Short-Term Investment
Investment Company	47,731	—	—	47,731

Total Investments in Securities	$123,381	$2,688,605	$—	$2,811,986

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(20)	$—	$(20)

International Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$5,615	$—	$5,615
China	—	1,757	—	1,757
Finland	—	2,290	—	2,290
France	—	5,521	—	5,521
Germany	—	7,174	—	7,174
Hong Kong	1,665	—	—	1,665
Ireland	—	812	—	812
Israel	1,502	1,725	—	3,227
Italy	—	1,105	—	1,105
Japan	—	19,937	—	19,937
Netherlands	—	5,464	—	5,464
Norway	—	2,867	—	2,867
Russia	—	832	—	832
South Africa	—	1,133	—	1,133
South Korea	—	1,120	—	1,120
Spain	—	2,611	—	2,611
Sweden	—	1,717	—	1,717
Switzerland	—	6,420	—	6,420
Taiwan	1,978	—	—	1,978
United Kingdom	796	21,069	—	21,865

Total Common Stocks	5,941	89,169	—	95,110

Short-Term Investment
Investment Company	2,843	—	—	2,843

Total Investments in Securities	$8,784	$89,169	$—	$97,953

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

International Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$77,780	$—	$77,780
China	7,732	20,268	—	28,000
Denmark	—	6,198	—	6,198
Finland	—	20,424	—	20,424
France	—	164,277	—	164,277
Germany	—	127,756	—	127,756
Hong Kong	24,872	35,792	—	60,664
Ireland	—	23,260	—	23,260
Italy	—	34,436	—	34,436
Japan	—	450,624	—	450,624
Netherlands	—	86,360	—	86,360
Norway	—	29,966	—	29,966
South Korea	—	19,528	—	19,528
Spain	—	12,379	—	12,379
Sweden	—	21,315	—	21,315
Switzerland	—	261,690	—	261,690
United Kingdom	—	432,863	—	432,863

Total Common Stocks	32,604	1,824,916	—	1,857,520

Preferred Stocks
Germany	—	26,171	—	26,171
Short-Term Investment
Investment Company	62,979	—	—	62,979

Total Investments in Securities	$95,583	$1,851,087	$—	$1,946,670

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7,941	$—	$7,941

Depreciation in Other Financial Instruments
Futures Contracts	$(471)	$—	$—	$(471)
Forward Foreign Currency Exchange Contracts	—	(6,744)	—	(6,744)

Total Depreciation in Other Financial Instruments	$(471)	$(6,744)	$—	$(7,215)

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

International Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$45,228	$—	(a)	$45,228
Belgium	—	6,732	—		6,732
Denmark	—	17,514	—		17,514
Finland	—	12,984	—		12,984
France	2,026	85,454	—		87,480
Germany	—	65,825	—		65,825
Hong Kong	5,912	15,781	—		21,693
Ireland	3,273	6,159	—		9,432
Israel	2,735	—	—		2,735
Italy	—	18,051	—		18,051
Japan	—	179,625	—		179,625
Luxembourg	—	2,450	—		2,450
Netherlands	—	33,262	—		33,262
New Zealand	—	2,937	—		2,937
Norway	—	4,788	—		4,788
Portugal	—	1,774	—		1,774
Singapore	—	7,047	—		7,047
Spain	—	22,586	—		22,586
Sweden	—	14,512	—		14,512
Switzerland	—	65,939	—		65,939
United Kingdom	3,388	150,714	—		154,102

Total Common Stocks	17,334	759,362	—	(a)	776,696

Preferred Stocks
Germany	—	10,652	—		10,652
Short-Term Investment
Investment Company	17,887	—	—		17,887

Total Investments in Securities	$35,221	$770,014	$—	(a)	$805,235

Appreciation in Other Financial Instruments
Futures Contracts	$122	$—	$—		$122

Depreciation in Other Financial Instruments
Futures Contracts	$(61)	$—	$—		$(61)

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$1,464	$—	$—	$1,464
China	770	622	—	1,392
France	—	2,640	—	2,640
Germany	391	299	—	690
Hong Kong	—	640	—	640
India	838	—	—	838
Ireland	—	394	—	394
Italy	—	477	—	477
Japan	—	2,602	—	2,602
Netherlands	—	1,020	—	1,020
South Africa	—	435	—	435
South Korea	—	526	—	526
Switzerland	—	2,570	—	2,570
Taiwan	395	—	—	395
United Kingdom	—	3,476	—	3,476

Total Common Stocks	3,858	15,701	—	19,559

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

International Unconstrained Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$1,600	$—	$—	$1,600

Total Investments in Securities	$5,458	$15,701	$—	$21,159

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$84,884	$—	$84,884
Belgium	—	51,227	—	51,227
Brazil	17,963	—	—	17,963
China	—	25,431	—	25,431
Finland	—	21,961	—	21,961
France	—	343,561	—	343,561
Germany	—	180,248	—	180,248
Hong Kong	25,034	—	—	25,034
India	13,372	—	—	13,372
Ireland	20,890	24,382	—	45,272
Italy	—	130,873	—	130,873
Japan	—	579,259	—	579,259
Luxembourg	—	25,103	—	25,103
Netherlands	—	123,462	—	123,462
Norway	—	47,043	—	47,043
Singapore	—	22,305	—	22,305
South Korea	—	40,942	—	40,942
Spain	—	83,616	—	83,616
Sweden	—	31,234	—	31,234
Switzerland	—	149,280	—	149,280
United Kingdom	—	414,916	—	414,916

Total Common Stocks	77,259	2,379,727	—	2,456,986

Preferred Stocks
Germany	—	22,485	—	22,485
Short-Term Investment
Investment Company	4,663	—	—	4,663

Total Investments in Securities	$81,922	$2,402,212	$—	$2,484,134

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$43,448	$—	$43,448

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(37,804)	$—	$(37,804)

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$128,856	$—	$128,856
Austria	—	7,356	—	7,356
Belgium	—	39,383	—	39,383
China	—	7,723	—	7,723
Denmark	—	29,413	—	29,413
Finland	—	17,645	—	17,645
France	15,607	184,881	—	200,488
Germany	—	153,285	—	153,285
Hong Kong	9,091	29,435	—	38,526
India	5,827	—	—	5,827
Ireland	6,296	31,964	—	38,260
Israel	12,644	—	—	12,644
Italy	—	30,649	—	30,649
Japan	—	435,356	—	435,356
Luxembourg	—	6,282	—	6,282
Netherlands	—	71,605	—	71,605
Norway	—	13,836	—	13,836
Portugal	—	5,979	—	5,979
Singapore	—	8,883	—	8,883
South Africa	—	7,439	—	7,439
South Korea	—	11,420	—	11,420
Spain	—	62,796	—	62,796
Sweden	—	43,670	—	43,670
Switzerland	—	157,067	—	157,067
United Kingdom	8,651	346,615	—	355,266
United States	—	6,071	—	6,071

Total Common Stocks	58,116	1,837,609	—	1,895,725

Preferred Stocks
Germany	—	17,764	—	17,764
Short-Term Investment
Investment Company	33,135	—	—	33,135

Total Investments in Securities	$91,251	$1,855,373	$—	$1,946,624

(a)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Emerging Economies Fund	Balance as of October 31, 2014		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases¹	Sales²	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015
Investments in Securities
Common Stocks — Hong Kong	$—	(a)	$(1,762)	$1,906	$—	$—	$(144)	$—	$—	$—
Common Stocks — South Korea	—		62	1,892	—	612	(1,655)	6,251	—	7,162

Total	$—		$(1,700)	$3,798	$—	$612	$(1,799)	$6,251	$—	$7,162

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to approximately $1,892,000. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of April 30, 2015 (amounts in thousands):

	Value		Percentage
Emerging Economies Fund	$7,162		0.8%
International Research Enhanced Equity Fund	—	(a)	0.0	(b)

(a)	Amount rounds to less than $1,000.
(b)	Amount rounds to less than 0.1%.

C. Futures Contracts — Global Research Enhanced Index Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2015 (amounts in thousands):

	Global Research Enhanced Index Fund	International Opportunities Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$185,583	$9,763	$23,005	$15,647
Ending Notional Balance Long	181,827	25,439	17,080	—

D. Forward Foreign Currency Exchange Contracts — International Equity Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

As of April 30, 2015, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the six months ended April 30, 2015 (amounts in thousands):

	International Equity Fund		International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$4,252	(a)	$374,582	$727,233
Average Settlement Value Sold	—		330,573	645,524
Ending Settlement Value Purchased	4,252		449,339	1,596,935
Ending Settlement Value Sold	—		363,394	1,578,564

(a)	For the period from April 1, 2015 to April 30, 2015.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,424

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(974)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Payables	$(20)

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$7,941	$7,941

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(471)	$—	$(471)
Foreign exchange contracts	Payables	—	(6,744)	(6,744)

Total		$(471)	$(6,744)	$(7,215)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$122

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(61)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$43,448

Gross Liabilities:
Foreign exchange contracts	Payables	$(37,804)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2015 (amounts in thousands):

International Value Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$4,466	$(3,454)	$—	$1,012
Barclays Bank plc	1,257	(1,131)	—	126
BNP Paribas	697	(697)	—	—
Citibank, N.A.	146	(146)	—	—
Credit Suisse International	2,705	(562)	—	2,143
Deutsche Bank AG	8,887	(1,299)	—	7,588
Goldman Sachs International	3,549	(2,607)	—	942
HSBC Bank, N.A.	1,500	(1,500)	—	—
Morgan Stanley	3,950	(450)	—	3,500
National Australia Bank	62	(62)	—	—
Royal Bank of Canada	1,540	(188)	—	1,352
Royal Bank of Scotland	394	(394)	—	—
Standard Chartered Bank	1,424	(409)	—	1,015
State Street Corp.	309	(309)	—	—
TD Bank Financial Group	139	—	—	139
Union Bank of Switzerland AG	5,337	(1,469)	—	3,868
Westpac Banking Corp	7,086	—	—	7,086

	$43,448	$(14,677)	$—	$28,771

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$3,454	$(3,454)	$—	$—
Barclays Bank plc	1,131	(1,131)	—	—
BNP Paribas	700	(697)		3
Citibank, N.A.	7,562	(146)	—	7,416
Credit Suisse International	562	(562)	—	—
Deutsche Bank AG	1,299	(1,299)	—	—
Goldman Sachs International	2,607	(2,607)	—	—
HSBC Bank, N.A.	2,458	(1,500)	—	958
Morgan Stanley	450	(450)	—	—
National Australia Bank	514	(62)	—	452
Royal Bank of Canada	188	(188)	—	—
Royal Bank of Scotland	944	(394)	—	550
Societe Generale	1,002	—	—	1,002
Standard Chartered Bank	409	(409)	—	—
State Street Corp.	13,055	(309)	—	12,746
Union Bank of Switzerland AG	1,469	(1,469)	—	—

	$37,804	$(14,677)	$—	$23,127

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2015, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$192

Emerging Markets Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

(a)	Amount rounds to less than $1,000.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,943)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(6,415)

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

(a)	Amount rounds to less than $1,000.

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$5

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(20)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,955	$—	$1,955
Foreign exchange contracts	—	(14,540)	(14,540)

Total	$1,955	$(14,540)	$(12,585)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(426)	$—	$(426)
Foreign exchange contracts	—	3,482	3,482

Total	$(426)	$3,482	$3,056

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,286

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$69

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(9)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$4,479	$—	$4,479
Foreign exchange contracts	—	(5,580)	(5,580)

Total	$4,479	$(5,580)	$(1,101)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$484	$—	$484
Foreign exchange contracts	—	2,450	2,450

Total	$484	$2,450	$2,934

The Funds’ derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Offering and Organizational Costs — Total offering costs of approximately $120,000 incurred in connection with the offering of shares of Emerging Markets Equity Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended April 30, 2015, total offering costs amortized were approximately $45,000.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2015 are as follows (amounts in thousands):

	Class A		Class B		Class C		Class R2		Class R5	Institutional Class		Select Class
Emerging Economies Fund	$81		$—		$3		$—		$1	$—		$13
Emerging Markets Equity Fund	272		2		33		—		—	178		186
Global Research Enhanced Index Fund	—		—		—		—		—	—		3
International Equity Fund	158		1		15		1		32	—		87
International Equity Income Fund	18		—		2		—		—	—		8
International Opportunities Fund	107		—	(a)	1		—		—	3		6
International Research Enhanced Equity Fund	55		2		17		6		—	—		18
International Unconstrained Equity Fund	—	(a)	—		—	(a)	—		—	—		—
International Value Fund	498		1		23		4		—	1,766		52
Intrepid International Fund	109		—		1		—	(a)	—	—	(a)	6

(a)	Amount rounds to less than $1,000.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Emerging Markets Equity Income Fund	1.00
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70	(a)
International Equity Fund	0.80

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

International Equity Income Fund	0.70	%(a)
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20	(b)
International Unconstrained Equity Fund	0.70	(a)
International Value Fund	0.60
Intrepid International Fund	0.60	(c)

(a)	Prior to December 1, 2014, the investment advisory fee was 0.80% for Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund.
(b)	Prior to May 20, 2014, the investment advisory fee was 0.55% for International Research Enhanced Equity Fund.
(c)	Prior to March 1, 2015, the investment advisory fee was 0.80% for Intrepid International Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to Distribution Agreements, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Emerging Markets Equity Income Fund	0.25	n/a	0.75	n/a
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50%
Global Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Income Fund	0.25	n/a	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.75	0.50
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Economies Fund	$3	$—	(a)
Emerging Markets Equity Fund	38	—	(a)
International Equity Fund	11	—	(a)
International Equity Income Fund	13	—	(a)
International Opportunities Fund	2	—
International Research Enhanced Equity Fund	6	—	(a)
International Unconstrained Equity Fund	1	—	(a)
International Value Fund	184	—	(a)
Intrepid International Fund	1	—

(a)	Amount rounds to less than $1,000.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Emerging Markets Equity Income Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25%	n/a	n/a	0.25
Global Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Income Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund	1.60%	n/a	2.10%	n/a	1.15%	n/a	n/a	1.35%
Emerging Markets Equity Fund*	1.55	2.05%	2.05	n/a	n/a	1.05%	1.15%	1.30
Emerging Markets Equity Income Fund	1.60	n/a	2.10	n/a	1.15	1.10	n/a	1.35
Global Research Enhanced Index Fund	0.59	n/a	1.09	0.84%	n/a	n/a	n/a	0.34
Global Unconstrained Equity Fund**	1.25	n/a	1.75	1.50	0.80	0.75	n/a	0.90
International Equity Fund	1.31	1.81	1.81	1.56	0.86	0.81	n/a	1.06
International Equity Income Fund	1.25	n/a	1.75	1.50	0.80	0.75	n/a	0.90	***
International Opportunities Fund	1.31	1.92	1.92	n/a	n/a	0.81	0.91	1.06
International Research Enhanced Equity Fund	0.60	1.10	1.10	0.85	n/a	n/a	n/a	0.35
International Unconstrained Equity Fund****	1.25	n/a	1.75	1.50	0.80	0.75	n/a	0.90
International Value Fund	1.35	1.85	1.85	1.60	n/a	0.85	0.95	1.10
Intrepid International Fund*****	1.25	n/a	1.75	1.50	n/a	n/a	0.85	0.90

*	Prior to March 1, 2015, the contractual expense limitations for Emerging Markets Equity Fund were 1.70%, 2.20%, 2.20%, 1.20%, 1.30% and 1.45% for Class A, Class B, Class C, Class R6, Institutional Class and Select Class Shares, respectively.
**	Prior to December 1, 2014, the contractual expense limitations for Global Unconstrained Equity Fund were 1.35%, 1.85%, 1.60%, 0.90%, 0.85% and 1.10% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
***	Prior to December 1, 2014, the contractual expense limitation for the Select Class Shares of International Equity Income Fund was 1.00%.
****	Prior to December 1, 2014, the contractual expense limitations for International Unconstrained Equity Fund are 1.32%, 1.82%, 1.57%, 0.87%, 0.82% and 1.07% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
*****	Prior to March 1, 2015, the contractual expense limitations for Intrepid International Fund were 1.40%, 1.90%, 1.65%, 0.90% and 1.15% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2015 and are in place until February 29, 2016.

For the six months ended April 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Emerging Economies Fund	$232	$154	$85	$471	$13
Emerging Markets Equity Fund	261	174	546	981	68
Emerging Markets Equity Income Fund	12	1	—	13	104
Global Research Enhanced Index Fund	3,428	2,204	2	5,634	—	(a)
Global Unconstrained Equity Fund	16	2	2	20	98
International Equity Fund	803	535	290	1,628	12
International Equity Income Fund	112	40	40	192	—
International Opportunities Fund	—	—	70	70	2
International Research Enhanced Equity Fund	652	291	83	1,026	4
International Unconstrained Equity Fund	24	3	3	30	85
International Value Fund	—	—	311	311	33
Intrepid International Fund	261	173	245	679	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were as follows (amounts in thousands):

Emerging Economies Fund	$11
Emerging Markets Equity Fund	36
Global Research Enhanced Index Fund	226
International Equity Fund	58
International Equity Income Fund	3
International Opportunities Fund	30
International Research Enhanced Equity Fund	22
International Value Fund	33
Intrepid International Fund	46

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economics Fund	$7
Emerging Markets Equity Fund	14
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	21
Global Unconstrained Equity Fund	—	(a)

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

International Equity Fund	$9
International Equity Income Fund	1
International Opportunities Fund	10
International Research Enhanced Equity Fund	2
International Value Fund	38
Intrepid International Fund	15

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$418,141	$806,398
Emerging Markets Equity Fund	350,399	667,735
Emerging Markets Equity Income Fund	3,289	375
Global Research Enhanced Index Fund	3,727,863	1,050,247
Global Unconstrained Equity Fund	2,126	2,178
International Equity Fund	452,066	201,417
International Equity Income Fund	128,214	146,779
International Opportunities Fund	495,037	420,781
International Research Enhanced Equity Fund	229,736	128,463
International Unconstrained Equity Fund	16,956	2,744
International Value Fund	1,342,362	2,672,445
Intrepid International Fund	724,472	343,492

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$730,300	$148,461	$39,134	$109,327
Emerging Markets Equity Fund	1,782,247	442,618	123,454	319,164
Emerging Markets Equity Income Fund	2,894	235	95	140
Global Research Enhanced Index Fund	5,927,529	639,643	61,038	578,605
Global Unconstrained Equity Fund	4,218	710	66	644
International Equity Fund	2,347,865	538,293	74,172	464,121
International Equity Income Fund	92,317	6,579	943	5,636
International Opportunities Fund	1,707,710	265,504	26,544	238,960
International Research Enhanced Equity Fund	688,796	129,774	13,335	116,439
International Unconstrained Equity Fund	20,072	1,156	69	1,087
International Value Fund	2,180,143	346,717	42,726	303,991
Intrepid International Fund	1,763,919	216,405	33,700	182,705

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

At October 31, 2014, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$34,954	$35,501

At October 31, 2014, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	4,903	—	—	4,903
International Equity Fund	—	—	4,532	3,312	7,844
International Opportunities Fund	—	—	—	5,449	5,449
International Value Fund	35,803	241,545	63,767	—	341,115
Intrepid International Fund	281,509	250,971	—	—	532,480

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$60,897	0.23%	27	$10
Emerging Markets Equity Fund	86,600	0.23	20	11
International Equity Income Fund	12,624	0.23	2	—	(a)
International Opportunities Fund	31,722	0.21	4	1
International Value Fund	83,581	0.24	11	6

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of Global Research Enhanced Index Fund and International Value Fund.

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

As of April 30, 2015, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	24.5%	51.8%
Emerging Markets Equity Fund	n/a	29.4
International Equity Fund	13.6	59.3
International Opportunities Fund	n/a	72.1
International Research Enhanced Equity Fund	73.8	n/a
International Unconstrained Equity Fund	84.3	n/a
Intrepid International Fund	n/a	84.9

Additionally, the Adviser owns a significant portion of the outstanding shares of Emerging Markets Equity Income Fund and Global Unconstrained Equity Fund.

International Value Fund has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, a significant portion of each Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2015, the Funds had the following country allocations representing greater than 10% of total investments:

	Brazil	China	France	Germany	India	Japan
Emerging Economies Fund	—	25.0%	—	—	—	—
Emerging Markets Equity Fund	—	—	—	—	16.5%	—
Emerging Markets Equity Income Fund	10.2%	10.6	—	—	—	—
Global Research Enhanced Index Fund	—	—	—	—	—	—
Global Unconstrained Equity Fund	—	—	—	—	—	—
International Equity Fund			11.6%			19.4%
International Equity Income Fund	—		—	—	—	20.4
International Opportunities Fund	—	—		—	—	23.2
International Research Enhanced Equity Fund	—	—	10.9	—	—	22.3
International Unconstrained Equity Fund	—	—	12.5	—	—	12.3
International Value Fund	—	—	13.8	—	—	23.3
Intrepid International Fund	—	—	10.3	—	—	22.4

	South Africa	South Korea	Switzerland	Taiwan	United Kingdom	United States
Emerging Economies Fund	—	19.6%	—	12.8%	—	—
Emerging Markets Equity Fund	18.0%	—	—	—	—	—
Emerging Markets Equity Income Fund	13.0	—	—	22.0	—	—
Global Research Enhanced Index Fund	—	—	—	—	—	53.5%
Global Unconstrained Equity Fund	—	—	—		—	49.1
International Equity Fund	—	—	14.8%		21.8%	—
International Equity Income Fund	—	—	—		22.3	—
International Opportunities Fund	—	—	13.5	—	22.2	—
International Research Enhanced Equity Fund	—	—	—	—	19.1	—
International Unconstrained Equity Fund	—	—	12.1	—	16.4	—
International Value Fund	—	—	—	—	16.7	—
Intrepid International Fund	—	—		—	18.2	—

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,038.30	$7.93	1.57%
Hypothetical*	1,000.00	1,017.01	7.85	1.57
Class C
Actual*	1,000.00	1,036.10	10.65	2.11
Hypothetical*	1,000.00	1,014.33	10.54	2.11
Class R5
Actual*	1,000.00	1,041.00	5.87	1.16
Hypothetical*	1,000.00	1,019.04	5.81	1.16
Select Class
Actual*	1,000.00	1,039.60	6.88	1.36
Hypothetical*	1,000.00	1,018.05	6.81	1.36

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	968.30	8.05	1.65
Hypothetical*	1,000.00	1,016.61	8.25	1.65
Class B
Actual*	1,000.00	965.80	10.48	2.15
Hypothetical*	1,000.00	1,014.13	10.74	2.15
Class C
Actual*	1,000.00	965.70	10.48	2.15
Hypothetical*	1,000.00	1,014.13	10.74	2.15
Class R6
Actual*	1,000.00	970.60	5.62	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Institutional Class
Actual*	$1,000.00	$970.20	$6.06	1.24%
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Select Class
Actual*	1,000.00	969.70	6.84	1.40
Hypothetical*	1,000.00	1,017.85	7.00	1.40

Emerging Markets Equity Income Fund
Class A
Actual**	1,000.00	1,048.30	6.24	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60
Class C
Actual**	1,000.00	1,046.20	8.18	2.10
Hypothetical*	1,000.00	1,014.38	10.49	2.10
Class R5
Actual**	1,000.00	1,050.30	4.49	1.15
Hypothetical*	1,000.00	1,019.09	5.76	1.15
Class R6
Actual**	1,000.00	1,050.30	4.29	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Select Class
Actual**	1,000.00	1,049.60	5.27	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35

Global Research Enhanced Index Fund
Class A
Actual*	1,000.00	1,042.80	2.94	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class C
Actual*	1,000.00	1,040.10	5.46	1.08
Hypothetical*	1,000.00	1,019.44	5.41	1.08
Class R2
Actual*	1,000.00	1,042.00	4.20	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Select Class
Actual*	1,000.00	1,044.10	1.67	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,071.50	6.52	1.27
Hypothetical*	1,000.00	1,018.50	6.36	1.27
Class C
Actual*	1,000.00	1,069.10	9.03	1.76
Hypothetical*	1,000.00	1,016.07	8.80	1.76
Class R2
Actual*	1,000.00	1,070.30	7.80	1.52
Hypothetical*	1,000.00	1,017.26	7.60	1.52
Class R5
Actual*	1,000.00	1,074.00	4.22	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82
Class R6
Actual*	1,000.00	1,074.50	3.96	0.77
Hypothetical*	1,000.00	1,020.98	3.86	0.77
Select Class
Actual*	1,000.00	1,073.90	4.78	0.93
Hypothetical*	1,000.00	1,020.18	4.66	0.93

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period	Annualized Expense Ratio
International Equity Fund
Class A
Actual*	$1,000.00	$1,072.30	$6.68	1.30%
Hypothetical*	1,000.00	1,018.35	6.51	1.30
Class B
Actual*	1,000.00	1,069.80	9.24	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class C
Actual*	1,000.00	1,069.80	9.24	1.80
Hypothetical*	1,000.00	1,015.87	9.00	1.80
Class R2
Actual*	1,000.00	1,070.80	8.01	1.56
Hypothetical*	1,000.00	1,017.06	7.80	1.56
Class R5
Actual*	1,000.00	1,074.90	4.42	0.86
Hypothetical*	1,000.00	1,020.53	4.31	0.86
Class R6
Actual*	1,000.00	1,075.10	4.17	0.81
Hypothetical*	1,000.00	1,020.78	4.06	0.81
Select Class
Actual*	1,000.00	1,073.60	5.45	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

International Equity Income Fund
Class A
Actual*	1,000.00	1,060.00	6.38	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,056.90	8.92	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class R2
Actual*	1,000.00	1,057.90	7.65	1.50
Hypothetical*	1,000.00	1,017.36	7.50	1.50
Class R5
Actual*	1,000.00	1,062.40	4.09	0.80
Hypothetical*	1,000.00	1,020.83	4.01	0.80
Class R6
Actual***	1,000.00	1,071.60	1.92	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Select Class
Actual*	1,000.00	1,061.80	4.70	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92

International Opportunities Fund
Class A
Actual*	1,000.00	1,053.60	6.67	1.31
Hypothetical*	1,000.00	1,018.30	6.56	1.31
Class B
Actual*	1,000.00	1,050.80	9.76	1.92
Hypothetical*	1,000.00	1,015.27	9.59	1.92
Class C
Actual*	1,000.00	1,051.00	9.26	1.82
Hypothetical*	1,000.00	1,015.77	9.10	1.82
Class R6
Actual*	1,000.00	1,056.50	3.67	0.72
Hypothetical*	1,000.00	1,021.22	3.61	0.72

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period	Annualized Expense Ratio
International Opportunities Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,056.30	$4.23	0.83%
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Select Class
Actual*	1,000.00	1,055.20	5.10	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,061.00	3.01	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class B
Actual*	1,000.00	1,058.70	5.56	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class C
Actual*	1,000.00	1,058.70	5.56	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R2
Actual*	1,000.00	1,060.10	4.29	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Select Class
Actual*	1,000.00	1,062.30	1.74	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,095.30	6.55	1.26
Hypothetical*	1,000.00	1,018.55	6.31	1.26
Class C
Actual*	1,000.00	1,092.00	9.13	1.76
Hypothetical*	1,000.00	1,016.07	8.80	1.76
Class R2
Actual*	1,000.00	1,093.90	7.84	1.51
Hypothetical*	1,000.00	1,017.31	7.55	1.51
Class R5
Actual*	1,000.00	1,097.80	4.21	0.81
Hypothetical*	1,000.00	1,020.78	4.06	0.81
Class R6
Actual*	1,000.00	1,097.80	3.95	0.76
Hypothetical*	1,000.00	1,021.03	3.81	0.76
Select Class
Actual*	1,000.00	1,097.10	4.78	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92

International Value Fund
Class A
Actual*	1,000.00	1,081.10	6.97	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class B
Actual*	1,000.00	1,079.50	9.54	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class C
Actual*	1,000.00	1,079.30	9.54	1.85
Hypothetical*	1,000.00	1,015.62	9.25	1.85
Class R2
Actual*	1,000.00	1,079.80	8.25	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Class R6
Actual*	$1,000.00	$1,082.70	$3.77	0.73%
Hypothetical*	1,000.00	1,021.17	3.66	0.73
Institutional Class
Actual*	1,000.00	1,082.00	4.90	0.95
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Select Class
Actual*	1,000.00	1,081.40	5.26	1.02
Hypothetical*	1,000.00	1,019.74	5.11	1.02

Intrepid International Fund
Class A
Actual*	1,000.00	1,063.20	6.85	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class C
Actual*	1,000.00	1,060.50	9.40	1.84
Hypothetical*	1,000.00	1,015.67	9.20	1.84
Class R2
Actual*	1,000.00	1,061.80	7.97	1.56
Hypothetical*	1,000.00	1,017.06	7.80	1.56
Institutional Class
Actual*	1,000.00	1,065.80	4.46	0.87
Hypothetical*	1,000.00	1,020.48	4.36	0.87
Select Class
Actual*	1,000.00	1,064.60	5.43	1.06
Hypothetical*	1,000.00	1,019.54	5.31	1.06

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 139/365 (to reflect the actual period.) Commencement of operations was December 12, 2014.
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 90/365 (to reflect the actual period.) Commencement of operations was January 30, 2015.

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

For the JPMorgan Emerging Markets Equity Income Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their August 2013 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund whose semi-annual report is contained herein.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Funds Management, Inc. (“JPMFM”) and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Adviser, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed

APRIL 30, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund will benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund will generally benefit from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints to the New Advisory Agreement and the Trustees concluded that with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-INTEQ-415

Semi-Annual Report

J.P. Morgan Tax Aware Funds

April 30, 2015 (Unaudited)

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	1

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	5.27%
S&P 500 Index	4.40%

Net Assets as of 4/30/2015 (In Thousands)	$1,380,315

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

During the six month reporting period, U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity. For the six months ended April 30, 2015, the S&P 500 Index returned 4.40%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2015.

Leading contributors to performance relative to the Benchmark included the Fund’s security selection in the semiconductors & hardware sector and the retail sector. The Fund’s security selection in the pharmaceutical/medical technology and media sectors was a leading detractor from relative performance.

Individual contributors to the Fund’s relative performance included its overweight positions versus the Benchmark in Avago Technologies Ltd., Masco Corp. and General Motors Corp. Shares of Avago, a Singapore maker of analog semi-

conductors, strengthened on revenue growth and increased demand for its radio frequency semiconductor chips as telecom operators upgrade their networks for so-called 4G smartphones. Shares of Masco, a U.S. maker of home improvement and building products, rose on an improved outlook for its European operations. Shares of General Motors, a U.S. automaker, strengthened on solid quarterly earnings and the company’s announcement that it intended to increase its dividend rate.

Individual detractors from the Fund’s relative performance included its overweight positions versus the Benchmark in Lam Research Corp., Canadian Pacific Railway Ltd. and Alcoa Inc. Shares of Lam Research, a U.S. provider of equipment for semiconductor manufacturing, fell amid weakness in personal computers, decelerating demand for smart phones and a sudden surge in the value of the U.S. dollar in March 2015. Shares of Canadian Pacific Railway declined amid a slowdown in U.S. economic growth and reduced shipments by oil and coal producers. Shares of Alcoa, a U.S. aluminum producer, came under pressure amid falling prices for aluminum.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

2	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.6%
2.	Avago Technologies Ltd., (Singapore)	2.8
3.	Wells Fargo & Co.	2.8
4.	Johnson & Johnson	2.7
5.	Time Warner, Inc.	2.4
6.	UnitedHealth Group, Inc.	2.2
7.	Microsoft Corp.	2.2
8.	Honeywell International, Inc.	2.0
9.	United Technologies Corp.	1.9
10.	Lowe’s Cos., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.7%
Consumer Discretionary	17.5
Health Care	16.9
Financials	16.0
Industrials	9.9
Energy	6.6
Consumer Staples	6.5
Utilities	1.9
Materials	1.9
Telecommunication Services	1.1
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

		6 MONTHS*			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
Without Sales Charge		5.06%	4.25%	3.48%	14.03%	13.05%	8.68%	13.84%	13.48%	11.11%	8.24%	7.94%	6.71%
With Sales Charge**		(0.47)	(1.24)	0.33	8.03	7.10	5.25	12.62	12.25	10.09	7.65	7.36	6.21
CLASS C SHARES	March 22, 2011
Without CDSC		4.80	4.02	3.31	13.48	12.61	8.29	13.38	13.08	10.73	8.02	7.75	6.53
With CDSC***		3.80	3.02	2.74	12.48	11.61	7.72	13.38	13.08	10.73	8.02	7.75	6.53
INSTITUTIONAL CLASS SHARES	January 30, 1997	5.27	4.42	3.63	14.54	13.47	9.04	14.24	13.81	11.44	8.43	8.10	6.87
SELECT CLASS SHARES	March 22, 2011	5.17	4.34	3.57	14.30	13.27	8.88	14.08	13.68	11.30	8.35	8.03	6.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (4/30/05 to 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than those shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500

Index and the Lipper Large-Cap Core Funds Index from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

4	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

Institutional Class Shares have a $3,000,000 minimum initial investment.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.87%
Barclays U.S. 1–15 Year Blend (1-17) Municipal Bond Index	0.84%
Composite Benchmark**	-1.12%

Net Assets as of 4/30/2015 (In Thousands)	$1,948,878

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

HOW DID THE MARKET PERFORM?

For the six months ended April 30, 2015, inflation swap indexes declined across all parts of the bond yield curve as declining global oil and gas prices drove down inflationary pressure. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

The municipal bond sector ended 13 straight months of positive returns and turned negative in February and early March as interest rates in the U.S. began to rise. During most of the six month period, lower rated municipal bonds outperformed higher rated bonds as investors sought higher yields in what was still a low interest rate environment.

HOW DID THE FUND PERFORM?

The Fund’s Select Class Shares underperformed both the Barclays U.S. 1–15 Year Blend (1–17) Municipal Bond Index (the “Benchmark”) and the Composite Benchmark and for the six months ended April 30, 2015.

The Fund’s hedge against inflation detracted from performance relative to the Benchmark as inflation swaps declined during the period due to negative inflation driven by declining oil and gas prices. The Benchmark is not protected against inflation. The Fund’s bias to higher quality rated debt securities also detracted from relative performance as lower rated bonds generally outperformed higher rated bonds.

The Fund’s overweight to the 6–to–7 year duration sector of the bond market, which was the best performing bond sector during the six month period, made a positive contribution to performance. Additionally, the Fund’s overweight position in the water & sewer sector made a positive contribution to performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the portfolio managers increased the Fund’s longer-dated inflation exposure in response to what they believed were attractive valuations and a more favorable near-term inflation profile.

6	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

PORTFOLIO COMPOSITION****
Municipal Bonds	93.1%
Short-Term Investment	6.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015
		6 MONTHS*			1 YEAR			5 YEAR			SINCE INCEPTION
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
Without Sales Charge		(1.92)%	(1.92)%	(0.53)%	(1.52)%	(1.52)%	0.27%	1.84%	1.84%	2.00%	2.33%	2.33%	2.41%
With Sales Charge**		(5.60)	(5.60)	(2.63)	(5.18)	(5.18)	(1.85)	1.07	1.07	1.39	1.93	1.93	2.09
CLASS C SHARES	August 31, 2005
Without CDSC		(2.26)	(2.26)	(0.86)	(2.20)	(2.20)	(0.41)	1.17	1.17	1.33	1.70	1.70	1.78
With CDSC***		(3.26)	(3.26)	(1.43)	(3.20)	(3.20)	(0.98)	1.17	1.17	1.33	1.70	1.70	1.78
CLASS R6 SHARES	August 16, 2013	(1.74)	(1.74)	(0.36)	(1.17)	(1.17)	0.62	2.16	2.15	2.31	2.65	2.65	2.73
INSTITUTIONAL CLASS SHARES	August 31, 2005	(1.90)	(1.90)	(0.46)	(1.27)	(1.28)	0.52	2.10	2.10	2.25	2.62	2.62	2.70
SELECT CLASS SHARES	August 31, 2005	(1.87)	(1.87)	(0.48)	(1.41)	(1.41)	0.38	1.95	1.95	2.10	2.47	2.47	2.55

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (8/31/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2005.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

8	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.2%
	Consumer Discretionary — 17.6%
	Auto Components — 0.6%
168	Johnson Controls, Inc.	8,476

	Automobiles — 1.6%
619	General Motors Co.	21,714

	Hotels, Restaurants & Leisure — 0.6%
96	Yum! Brands, Inc.	8,257

	Household Durables — 0.8%
78	Harman International Industries, Inc.	10,108

	Internet & Catalog Retail — 1.1%
36	Amazon.com, Inc. (a)	15,085

	Media — 8.1%
230	CBS Corp. (Non-Voting), Class B	14,285
37	Charter Communications, Inc., Class A (a)	6,929
397	Comcast Corp., Class A	22,920
132	DISH Network Corp., Class A (a)	8,907
400	Time Warner, Inc.	33,795
260	Twenty-First Century Fox, Inc., Class A	8,878
149	Walt Disney Co. (The)	16,192

		111,906

	Specialty Retail — 4.1%
15	AutoZone, Inc. (a)	10,205
195	Home Depot, Inc. (The)	20,886
374	Lowe’s Cos., Inc.	25,720

		56,811

	Textiles, Apparel & Luxury Goods — 0.7%
87	lululemon athletica, Inc., (Canada) (a)	5,547
63	V.F. Corp.	4,543

		10,090

	Total Consumer Discretionary	242,447

	Consumer Staples — 6.5%
	Beverages — 1.9%
79	Constellation Brands, Inc., Class A (a)	9,171
93	Molson Coors Brewing Co., Class B	6,873
112	PepsiCo, Inc.	10,650

		26,694

	Food & Staples Retailing — 1.7%
45	Costco Wholesale Corp.	6,391
175	CVS Health Corp.	17,348

		23,739

	Food Products — 1.1%
149	Archer-Daniels-Midland Co.	7,290
220	Mondelez International, Inc., Class A	8,453

		15,743

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 1.8%
119	Colgate-Palmolive Co.	8,016
205	Procter & Gamble Co. (The)	16,277

		24,293

	Total Consumer Staples	90,469

	Energy — 6.6%
	Energy Equipment & Services — 1.8%
171	Baker Hughes, Inc.	11,714
143	Schlumberger Ltd.	13,504

		25,218

	Oil, Gas & Consumable Fuels — 4.8%
152	Anadarko Petroleum Corp.	14,261
70	Cheniere Energy, Inc. (a)	5,359
72	EOG Resources, Inc.	7,140
126	Marathon Oil Corp.	3,928
215	Occidental Petroleum Corp.	17,224
83	Phillips 66	6,604
66	Pioneer Natural Resources Co.	11,413

		65,929

	Total Energy	91,147

	Financials — 16.0%
	Banks — 6.6%
1,539	Bank of America Corp.	24,523
345	Citigroup, Inc.	18,413
70	SVB Financial Group (a)	9,339
702	Wells Fargo & Co.	38,684

		90,959

	Capital Markets — 5.3%
25	BlackRock, Inc.	9,046
490	Charles Schwab Corp. (The)	14,939
30	Goldman Sachs Group, Inc. (The)	5,950
194	Invesco Ltd.	8,036
676	Morgan Stanley	25,206
130	State Street Corp.	10,002

		73,179

	Consumer Finance — 0.3%
53	Capital One Financial Corp.	4,246

	Diversified Financial Services — 0.8%
47	Intercontinental Exchange, Inc.	10,522

	Insurance — 3.0%
158	ACE Ltd., (Switzerland)	16,933
107	Hartford Financial Services Group, Inc. (The)	4,379
199	Marsh & McLennan Cos., Inc.	11,181
187	MetLife, Inc.	9,581

		42,074

	Total Financials	220,980

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 16.9%
	Biotechnology — 4.8%
60	Alexion Pharmaceuticals, Inc. (a)	10,108
50	Biogen, Inc. (a)	18,722
181	Celgene Corp. (a)	19,544
58	Gilead Sciences, Inc. (a)	5,787
97	Vertex Pharmaceuticals, Inc. (a)	11,925

		66,086

	Health Care Equipment & Supplies — 0.4%
112	Abbott Laboratories	5,181

	Health Care Providers & Services — 4.7%
71	Aetna, Inc.	7,637
136	Humana, Inc.	22,460
20	McKesson Corp.	4,513
275	UnitedHealth Group, Inc.	30,638

		65,248

	Health Care Technology — 0.3%
64	Cerner Corp. (a)	4,573

	Pharmaceuticals — 6.7%
45	Actavis plc (a)	12,836
396	Bristol-Myers Squibb Co.	25,239
381	Johnson & Johnson	37,756
226	Merck & Co., Inc.	13,488
17	Perrigo Co. plc, (Ireland)	3,063

		92,382

	Total Health Care	233,470

	Industrials — 10.0%
	Aerospace & Defense — 3.9%
268	Honeywell International, Inc.	27,082
234	United Technologies Corp.	26,668

		53,750

	Airlines — 1.5%
122	Delta Air Lines, Inc.	5,436
249	United Continental Holdings, Inc. (a)	14,894

		20,330

	Building Products — 1.1%
580	Masco Corp.	15,360

	Machinery — 2.1%
249	PACCAR, Inc.	16,293
71	Pall Corp.	6,931
51	WABCO Holdings, Inc. (a)	6,333

		29,557

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.4%
389	CSX Corp.	14,043
43	Union Pacific Corp.	4,587

		18,630

	Total Industrials	137,627

	Information Technology — 20.7%
	Electronic Equipment, Instruments & Components — 0.4%
106	Amphenol Corp., Class A	5,894

	Internet Software & Services — 3.2%
190	Facebook, Inc., Class A (a)	14,955
25	Google, Inc., Class A (a)	13,846
29	Google, Inc., Class C (a)	15,608

		44,409

	IT Services — 3.2%
114	Accenture plc, (Ireland), Class A	10,546
31	Alliance Data Systems Corp. (a)	9,118
128	Fidelity National Information Services, Inc.	7,985
192	MasterCard, Inc., Class A	17,356

		45,005

	Semiconductors & Semiconductor Equipment — 5.1%
337	Avago Technologies Ltd., (Singapore)	39,399
166	Broadcom Corp., Class A	7,347
308	Lam Research Corp.	23,301

		70,047

	Software — 4.2%
166	Adobe Systems, Inc. (a)	12,644
630	Microsoft Corp.	30,629
328	Oracle Corp.	14,308

		57,581

	Technology Hardware, Storage & Peripherals — 4.6%
503	Apple, Inc.	63,001

	Total Information Technology	285,937

	Materials — 1.9%
	Chemicals — 1.5%
211	Dow Chemical Co. (The)	10,763
75	E.I. du Pont de Nemours & Co.	5,520
109	Mosaic Co. (The)	4,786

		21,069

	Construction Materials — 0.4%
38	Martin Marietta Materials, Inc.	5,408

	Total Materials	26,477

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.6%
171	Verizon Communications, Inc.	8,618

	Wireless Telecommunication Services — 0.5%
54	SBA Communications Corp., Class A (a)	6,309

	Total Telecommunication Services	14,927

	Utilities — 1.9%
	Electric Utilities — 1.0%
135	NextEra Energy, Inc.	13,582

	Multi-Utilities — 0.9%
302	NiSource, Inc.	13,096

	Total Utilities	26,678

	Total Common Stocks (Cost $842,336)	1,370,159

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
13,322	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $13,322)	13,322

	Total Investments — 100.2% (Cost $855,658)	1,383,481
	Liabilities in Excess of Other Assets — (0.2)%	(3,166)

	NET ASSETS — 100.0%	$1,380,315

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 97.7% (t)
	Alaska — 0.8%
	Other Revenue — 0.8%
13,490	Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, Rev., 5.250%, 09/01/29	15,985

	Arizona — 2.7%
	General Obligation — 0.2%
	City of Goodyear,
1,375	GO, AGM, 6.000%, 07/01/18	1,585
1,400	GO, AGM, 6.000%, 07/01/19	1,616
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, Class A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	277

		3,478

	Other Revenue — 2.1%
	Arizona State Transportation Board,
16,705	Series A, Rev., GAN, 5.250%, 07/01/25	19,515
17,135	Series A, Rev., GAN, 5.250%, 07/01/26	19,967
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,275
1,000	Series C, Rev., 5.000%, 07/01/24	1,184

		41,941

	Prerefunded — 0.2%
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/20 (p)	3,536
175	Arizona State University, Rev., AMBAC, 5.000%, 07/01/15 (p)	176

		3,712

	Special Tax — 0.1%
1,845	Scottsdale Municipal Property Corp., Excise Tax, Rev., 5.000%, 07/01/17	2,016

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Electric System, Series A, Rev., 5.000%, 01/01/22	1,708

	Total Arizona	52,855

	Arkansas — 0.4%
	Special Tax — 0.3%
5,650	City of Fayetteville, Sales & Use Tax, Series A, Rev., AGM, 4.750%, 11/01/18	5,986

	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,033

	Total Arkansas	8,019

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 13.2%
	Certificate of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, Class B, COP, 5.000%, 10/01/31	91

	Education — 0.4%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,223
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,128

		8,351

	General Obligation — 6.6%
	Carlsbad Unified School District,
2,500	GO, Zero Coupon, 05/01/16	2,490
2,000	GO, Zero Coupon, 05/01/17	1,957
1,490	GO, Zero Coupon, 05/01/19	1,386
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	2,129
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,550
1,000	GO, 5.000%, 08/01/22	1,195
1,000	GO, 5.000%, 08/01/24	1,191
1,090	Evergreen Elementary School District, Series A, GO, AGM, 6.000%, 08/01/16	1,166
145	Los Altos School District, Unrefunded Balance, GO, AMBAC, 5.000%, 08/01/21	153
	Los Angeles Community College District,
7,500	Series A, GO, 4.000%, 08/01/32	7,915
145	Series G, GO, 4.000%, 08/01/39	151
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,094
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	2,888
10,000	Series C, GO, 5.000%, 07/01/26	12,087
5,000	Series D, GO, 5.250%, 07/01/24	5,810
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,831
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,262
2,860	San Francisco City & County, Clean & Safe Neighborhood Park, GO, 4.000%, 06/15/24	3,087
1,000	State Center Community College District, GO, 5.000%, 08/01/24	1,200
1,000	State of California, GO, 5.000%, 08/01/16	1,059
	State of California, Various Purpose,
1,720	GO, 5.000%, 03/01/16	1,789
940	GO, 5.000%, 04/01/16	981

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
3,810	GO, 5.000%, 04/01/17	4,131
5,000	GO, 5.000%, 04/01/20	5,732
10,010	GO, 5.000%, 03/01/25	12,328
2,000	GO, 5.000%, 09/01/26	2,250
12,705	GO, 5.000%, 03/01/28	15,083
10,000	GO, 5.500%, 04/01/18	11,330
5,000	GO, 5.500%, 04/01/21	5,821
5,000	GO, 5.625%, 04/01/26	5,807
6,600	GO, 6.500%, 04/01/33	7,868

		128,721

	Hospital — 0.1%
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Class B, Rev., AMBAC, 5.500%, 05/15/20	1,002

	Other Revenue — 4.1%
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/32	9,830
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	3,049
1,025	Series A, Rev., 5.000%, 07/01/30	1,176
25,385	Series B, Rev., 5.000%, 07/01/28	29,680
2,100	Series B, Rev., 5.000%, 07/01/31	2,427
1,925	Series B, Rev., 5.000%, 07/01/32	2,215
3,300	Series D, Rev., 5.000%, 07/01/32	3,823
450	City of Los Angeles, Wastewater System, Series B, Rev., 5.000%, 06/01/19	519
4,950	Golden State Tobacco Securitization Corp., Series A, Rev., 5.000%, 06/01/34	5,599
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,947
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	3,075
6,000	San Diego County Water Authority, Series A, Rev., 5.000%, 05/01/30	7,043
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,465
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	5,894

		80,742

	Prerefunded — 1.2%
3,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/18 (p)	4,122

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Class A, Rev., AGM, 5.000%, 07/01/22 (p)	417
2,315	Series A, Class A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,932
3,025	California State Public Works Board, University of California Research Project, Series E, Rev., 5.250%, 10/01/16 (p)	3,232
105	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16 (p)	111
10,285	University of California, Series O, Rev., 5.750%, 05/15/19 (p)	12,200

		23,014

	Utility — 0.4%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,327
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,760

		8,087

	Water & Sewer — 0.4%
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,697
	City of Vallejo, Water Revenue,
1,690	Rev., NATL-RE, 5.000%, 05/01/18	1,760
1,370	Rev., NATL-RE, 5.000%, 05/01/21	1,418

		6,875

	Total California	256,883

	Colorado — 2.2%
	General Obligation — 1.2%
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
6,950	GO, 5.250%, 12/15/23	8,629
2,345	GO, 5.250%, 12/15/25	2,967
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	12,139

		23,735

	Prerefunded — 0.9%
	Colorado Higher Education,
2,170	COP, 5.500%, 11/01/18 (p)	2,495
5,830	COP, 5.500%, 11/01/18 (p)	6,717
5,000	Colorado Regional Transportation District, FasTracks Project, Series A, Rev., AMBAC, 5.000%, 11/01/16 (p)	5,336

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Prerefunded — continued
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,676

		18,224

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,406

	Total Colorado	43,365

	Connecticut — 1.2%
	Education — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26	1,081

	General Obligation — 1.0%
	City of Greenwich,
325	GO, 4.000%, 06/01/22	350
200	GO, 5.000%, 06/01/20	224
345	City of Hartford, GO, AGC, 5.000%, 11/15/18	390
	State of Connecticut,
3,500	Series B, GO, AMBAC, 5.250%, 06/01/19	4,039
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,860
8,200	Series E, GO, 5.000%, 08/15/30	9,337

		20,200

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	291
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,529

		1,820

	Total Connecticut	23,101

	Delaware — 0.2%
	General Obligation — 0.1%
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,196

	Other Revenue — 0.1%
	University of Delaware,
1,000	Series B, Rev., 5.000%, 11/01/18	1,133
1,000	Series B, Rev., 5.000%, 11/01/21	1,157
500	Wilmington Parking Authority, Rev., AGM, 5.250%, 09/15/15	509

		2,799

	Total Delaware	3,995

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	District of Columbia — 1.1%
	Other Revenue — 1.1%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	5,954
5,000	Series C, Rev., 5.000%, 10/01/29	5,783
	District of Columbia, Income Tax,
6,000	Series A, Rev., 5.000%, 12/01/19	6,990
2,000	Series A, Rev., 5.000%, 12/01/20	2,377

	Total District of Columbia	21,104

	Florida — 3.3%
	General Obligation — 2.3%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	6,033
32,375	Series D, GO, 5.000%, 06/01/25	38,251

		44,284

	Other Revenue — 0.1%
2,500	Tampa Bay Water Florida Utility System Revenue, Regional Water Supply Authority, Rev., NATL-RE, FGIC, 5.250%, 10/01/16	2,672

	Prerefunded — 0.9%
15,000	Florida State Board of Education, Public Education Capital Outlay, Series B, GO, 4.750%, 06/01/15 (p)	15,208
2,500	Miami-Dade County, School Board, Series A, COP, NATL-RE, FGIC, 5.000%, 05/01/17 (p)	2,710

		17,918

	Total Florida	64,874

	Georgia — 4.8%
	Education — 0.0% (g)
1,050	Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.000%, 09/01/19	1,213

	General Obligation — 1.8%
	State of Georgia,
300	Series B, GO, 5.000%, 07/01/20	355
1,000	Series B, GO, 5.750%, 08/01/17	1,113
14,960	Series C, GO, 5.000%, 07/01/17	16,360
14,790	Series F, GO, 5.000%, 12/01/19	17,242

		35,070

	Other Revenue — 0.7%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,023

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — continued
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,868
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	142

		13,033

	Prerefunded — 0.3%
5,000	Douglas County School District, GO, AGM, 5.000%, 04/01/17 (p)	5,418

	Special Tax — 0.6%
10,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Series A, Rev., GAN, AGM, 5.000%, 06/01/18	11,182

	Transportation — 0.5%
	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds,
7,375	Rev., GAN, NATL-RE, 5.000%, 06/01/17	7,742
2,000	Rev., GAN, NATL-RE, 5.000%, 06/01/18	2,101

		9,843

	Utility — 0.3%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,231

	Water & Sewer — 0.6%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,894
3,335	Gwinnett County Water & Sewerage Authority, GO, 5.000%, 08/01/19	3,764

		11,658

	Total Georgia	93,648

	Hawaii — 0.8%
	Transportation — 0.1%
2,575	State of Hawaii, Rev., 5.000%, 01/01/19	2,931

	Water & Sewer — 0.7%
	City & County of Honolulu, Wastewater System, Second Bond Resolution,
3,740	Series A, Rev., AGM, 5.000%, 07/01/23	4,185
2,740	Series A, Rev., AGM, 5.000%, 07/01/24	3,064
4,915	Series A, Rev., AGM, 5.000%, 07/01/25	5,485

		12,734

	Total Hawaii	15,665

	Idaho — 0.5%
	Prerefunded — 0.5%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18 (p)	9,380

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 1.2%
	Education — 0.2%
3,205	Kane, Cook & DuPage Counties, School District No. 46, Elgin, Series A, GO, 5.000%, 01/01/33	3,597

	General Obligation — 0.0% (g)
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	178
625	Village of Schaumburg, Series A, GO, 4.000%, 12/01/20	703

		881

	Other Revenue — 0.3%
	City of Chicago, Motor Fuel Tax,
150	Rev., 5.000%, 01/01/20	167
200	Rev., 5.000%, 01/01/21	224
150	Rev., 5.000%, 01/01/22	170
1,000	City of Chicago, Water Revenue, Second Lien Project, Rev., 5.000%, 11/01/29	1,128
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/22	3,610

		5,299

	Prerefunded — 0.0% (g)
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	654

	Special Tax — 0.2%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,024

	Transportation — 0.3%
5,000	Chicago O’Hare International Airport, Third Lien, Series A, Rev., AGC-ICC, AMBAC, 5.000%, 01/01/22	5,159
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	949

		6,108

	Water & Sewer — 0.2%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., 5.250%, 01/01/30	1,229
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.000%, 11/01/21	1,150
400	Rev., 5.000%, 11/01/22	464

		2,843

	Total Illinois	22,406

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Indiana — 1.4%
	Education — 0.2%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,239

	Other Revenue — 1.2%
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.000%, 01/01/22	384
375	Series B, Rev., 5.000%, 01/01/23	438
1,110	Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project, Rev., 5.000%, 02/01/26	1,302
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	166
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,525
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Class F, Rev., AGM, 5.000%, 01/01/22	2,014
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,719
	South Bend Community School Corp., First Mortgage,
855	Rev., AGM, 5.000%, 01/05/16	882
1,030	Rev., AGM, 5.000%, 07/05/17	1,125

		22,555

	Total Indiana	26,794

	Iowa — 0.4%
	Other Revenue — 0.4%
	Iowa Finance Authority, State Revolving Fund,
1,000	Rev., 5.000%, 08/01/19	1,154
5,440	Rev., 5.000%, 08/01/26	6,426

	Total Iowa	7,580

	Kansas — 1.5%
	Prerefunded — 1.5%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	20,987
9,015	Counties of Reno, Sedgwick & Finney , Single Family Mortgage, Capital Accumulator, Series A, Class A, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	8,981

	Total Kansas	29,968

	Kentucky — 0.7%
	Other Revenue — 0.7%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	6,896

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kentucky — continued
	Other Revenue — continued
1,000	Rev., AGM, 5.000%, 11/01/24	1,121
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/28	6,047

	Total Kentucky	14,064

	Louisiana — 0.6%
	Education — 0.2%
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, Rev., 5.000%, 10/01/32	3,405

	Other Revenue — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43	1,369

	Prerefunded — 0.3%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	4,099
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Class A, Rev., Zero Coupon, 02/01/20 (p)	3,047

		7,146

	Total Louisiana	11,920

	Maryland — 1.7%
	Education — 0.5%
	University System of Maryland, Tuition,
4,340	Series A, Rev., 5.000%, 04/01/17	4,704
4,560	Series A, Rev., 5.000%, 04/01/18	5,100

		9,804

	General Obligation — 0.6%
10,000	State of Maryland, State & Local Facilities, Series C, GO, 5.000%, 11/01/18	11,354

	Transportation — 0.6%
9,880	Maryland State Department of Transportation, Rev., 5.250%, 12/15/17	11,023

	Total Maryland	32,181

	Massachusetts — 3.5%
	Certificate of Participation/Lease — 0.7%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.250%, 07/01/27	12,641

	General Obligation — 2.4%
	Commonwealth of Massachusetts,
9,000	Series A, GO, 5.250%, 08/01/19	10,488

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	General Obligation — continued
3,000	Series B, GO, AGM, 5.250%, 09/01/24	3,776
200	Series C, GO, AGM, 5.500%, 12/01/22	251
	Commonwealth of Massachusetts, Consolidated Loan of 2014,
5,000	Series C, GO, 4.000%, 07/01/31	5,290
2,500	Series C, GO, 5.000%, 07/01/23	3,001
6,875	Series F, GO, 5.000%, 11/01/26	8,296
13,300	Series F, GO, 5.000%, 11/01/27	15,997

		47,099

	Other Revenue — 0.4%
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,595

	Total Massachusetts	68,335

	Michigan — 1.1%
	Education — 0.2%
4,170	University of Michigan, Series A, Rev., 5.000%, 04/01/21	4,720

	General Obligation — 0.2%
1,000	Brandon School District, School Building & Site, GO, AGM, Q-SBLF, 5.000%, 05/01/17	1,042
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,286

		3,328

	Other Revenue — 0.6%
10,000	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	11,682

	Transportation — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,446

	Total Michigan	21,176

	Minnesota — 1.2%
	General Obligation — 0.6%
775	Olmsted County, Crossover, Series A, GO, 5.000%, 02/01/21	924
1,270	State of Minnesota, Trunk Highway, Series B, GO, 5.000%, 10/01/21	1,532
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,786

		12,242

	Other Revenue — 0.6%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,514

	Total Minnesota	23,756

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Mississippi — 0.8%
	Prerefunded — 0.8%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,633

	Missouri — 3.5%
	Other Revenue — 2.9%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
7,640	Series A, Rev., 5.000%, 09/01/20	8,764
6,620	Series A, Rev., 5.000%, 09/01/21	7,673
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	12,262
20,915	Series A, Rev., 5.000%, 01/01/21	24,358
2,355	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.000%, 07/01/25	2,776

		55,833

	Transportation — 0.6%
4,060	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.000%, 05/01/20	4,678
7,000	Missouri Highways & Transportation Commission, Senior Lien, Rev., 5.000%, 02/01/21	7,538

		12,216

	Total Missouri	68,049

	Nebraska — 0.5%
	Education — 0.2%
3,715	University of Nebraska Facilities Corp., Deferred Maintenance, Rev., AMBAC, 5.000%, 07/15/19	3,926

	Other Revenue — 0.3%
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	5,250

	Prerefunded — 0.0% (g)
	Nebraska Public Power District,
155	Series B, Rev., 5.000%, 07/01/17 (p)	170
190	Series C, Rev., NATL-RE, FGIC, 5.000%, 01/01/16 (p)	196

		366

	Utility — 0.0% (g)
	Nebraska Public Power District,
445	Series B, Rev., 5.000%, 01/01/18	487
250	Series B, Rev., AGM, 5.000%, 01/01/17	268

		755

	Total Nebraska	10,297

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Nevada — 0.3%
	General Obligation — 0.2%
5,000	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 12/01/24	5,020

	Other Revenue — 0.1%
	Nevada System of Higher Education University, Unrefunded Balance,
640	Series B, Rev., AMBAC, 5.000%, 07/01/21	660
675	Series B, Rev., AMBAC, 5.000%, 07/01/22	696

		1,356

	Total Nevada	6,376

	New Hampshire — 0.3%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,185
1,035	Series E, Rev., 5.000%, 01/15/24	1,193
1,195	Series E, Rev., 5.000%, 01/15/26	1,374
1,250	Series E, Rev., 5.000%, 01/15/27	1,431

	Total New Hampshire	5,183

	New Jersey — 1.8%
	General Obligation — 0.2%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	998
775	Township of Maplewood, General Improvement, GO, 4.000%, 10/15/17	835
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,286
1,200	GO, 5.000%, 07/15/23	1,399

		4,518

	Other Revenue — 1.3%
	New Jersey Economic Development Authority, School Facilities Construction,
10,000	Rev., 5.000%, 06/15/29	10,718
5,000	Series NN, Rev., 5.000%, 03/01/29	5,316
1,500	New Jersey EDA, School Facilities Construction, Series NN, Rev., 5.000%, 03/01/23	1,668
5,000	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.000%, 06/15/36	5,213
1,995	Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/20	1,796

		24,711

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.0% (g)
60	New Jersey Environmental Infrastructure Trust, Unrefunded Balance, Series A, Rev., 5.000%, 09/01/15 (p)	61

	Transportation — 0.3%
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,682

	Total New Jersey	34,972

	New Mexico — 0.8%
	Other Revenue — 0.8%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Class B, Rev., 5.000%, 06/01/22	1,805
1,690	Series B, Class B, Rev., 5.000%, 06/01/23	1,876
1,820	Series B, Class B, Rev., 5.000%, 06/01/25	2,013
1,965	Series B, Class B, Rev., 5.000%, 06/01/27	2,168
4,200	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	5,037
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,626

	Total New Mexico	14,525

	New York — 20.4%
	Education — 1.1%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/21	3,410
6,750	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2007, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,220
4,000	New York State Dormitory Authority, Education, Series A, Rev., 5.000%, 03/15/23	4,570
675	New York State Dormitory Authority, School Districts, Building Finance Program, Series A, Rev., NATL-RE, 5.000%, 10/01/15	688
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	4,908

		20,796

	General Obligation — 0.9%
	City of New York,
6,085	Series D, GO, 5.000%, 08/01/28	6,980
4,050	Series F, Sub Series F-1, GO, 5.000%, 03/01/30	4,615
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.000%, 08/01/23	5,735

		17,330

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Class D, Rev., AGM, 5.000%, 02/15/18	547

	Other Revenue — 13.6%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,645
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	19,089
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015,
3,000	Series FF, Rev., 5.000%, 06/15/31	3,503
2,000	Series FF, Rev., 5.000%, 06/15/32	2,332
400	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	423
4,790	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2011, Sub Series S-1A, Rev., 5.000%, 07/15/18	5,376
3,500	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015, Series S-1, Rev., 5.000%, 07/15/40	3,917
395	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2006, Series A, Sub Series A-2, Rev., 5.000%, 11/01/18	405
9,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Series D, Sub Series D-1, Rev., 5.000%, 11/01/31	10,351
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Sub Series F-1, Rev., 5.000%, 02/01/31	11,411
9,475	New York Liberty Development Corp., World Trade Centrer Projects, Class 1, Rev., 5.000%, 09/15/30	10,937
	New York State Dormitory Authority,
3,000	Series A, Rev., 5.000%, 03/15/28	3,580
5,000	Series A, Rev., 5.000%, 03/15/29	5,915
14,500	Series A, Rev., 5.000%, 03/15/31	16,942
7,985	Series A, Rev., 5.000%, 03/15/32	9,295
4,225	Series A, Rev., 5.000%, 03/15/34	4,879
10,000	Series A, Rev., 5.000%, 03/15/44	11,356
12,500	Series C, Rev., 5.000%, 03/15/33	14,276
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Class A, Rev., 5.000%, 07/01/23	9,725

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,868
7,425	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/23	8,135
	New York State Urban Development Corp., Service Contract,
15,000	Series B, Rev., 5.250%, 01/01/25	16,897
5,000	Series D, Rev., 5.500%, 01/01/19	5,771
	Port Authority of New York & New Jersey, Consolidated,
2,965	Rev., 5.000%, 05/01/34	3,356
2,000	Rev., 5.000%, 05/01/35	2,262
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
4,500	Series A, Rev., 5.000%, 10/15/25	5,578
2,250	Series A, Rev., 5.000%, 10/15/28	2,711
7,500	Series A, Rev., 5.000%, 10/15/29	8,973
1,850	Series A, Rev., 5.000%, 10/15/31	2,194
7,500	Tobacco Settlement Financing Corp., Asset-Backed, Rev., 5.000%, 06/01/21	8,158
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	29,575
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,601
1,250	Series B, Rev., 5.000%, 11/15/31	1,449
	Utility Debt Securitization Authority,
4,000	Series TE, Rev., 5.000%, 12/15/28	4,728
5,000	Series TE, Rev., 5.000%, 12/15/29	5,888
4,250	Series TE, Rev., 5.000%, 12/15/41	4,860

		265,361

	Prerefunded — 0.4%
1,360	New York State Dormitory Authority, School Districts, Building Finance Program, Series A, Rev., NATL-RE, 5.000%, 10/01/16 (p)	1,448
340	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B, Rev., AMBAC, 5.000%, 10/01/15 (p)	347
5,000	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	5,739

		7,534

	Special Tax — 3.1%
3,750	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.000%, 11/01/21	4,380

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Special Tax — continued
5,805	New York Local Government Assistance Corp., Senior Lien, Series B-C/D, Class B, Rev., 5.500%, 04/01/19	6,775
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5, Rev., 5.500%, 04/01/19	9,191
	New York State Dormitory Authority,
1,000	Series A, Rev., 5.000%, 03/15/33	1,161
7,250	Series C, Rev., 5.000%, 03/15/31	8,336
	New York State Dormitory Authority, State Personal Income Tax, Education,
10,000	Series A, Rev., 5.000%, 03/15/21	11,120
20	Series C, Rev., 5.000%, 12/15/21	21
1,000	New York State Environmental Facilities Corp., Series A, Rev., 5.000%, 12/15/19	1,109
	New York State Thruway Authority, State Personal Income Tax, Transportation,
10,000	Series A, Rev., 5.000%, 03/15/26	11,722
5,000	Series A, Rev., 5.250%, 03/15/19	5,749

		59,564

	Transportation — 0.4%
	Metropolitan Transportation Authority,
7,135	Series B, Rev., NATL-RE, 5.000%, 11/15/17	7,650
1,000	Series C, Rev., 6.500%, 11/15/28	1,186

		8,836

	Water & Sewer — 0.9%
2,500	New York City Municipal Water Finance Authority, Series CC, Rev., 5.000%, 06/15/29	2,786
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	415
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Class C, Rev., 5.000%, 06/15/21	11,159
2,250	New York State Environmental Facilities Corp., New York City Municipal Water Financing Authority, Series A, Rev., 5.000%, 06/15/19	2,371

		16,731

	Total New York	396,699

	North Carolina — 1.1%
	Other Revenue — 0.7%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,128

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — continued
	Other Revenue — continued
1,170	Rev., AGM, 5.000%, 11/01/26	1,319
	Wake County, Hammond Road Detention Center, Limited Obligation,
3,905	GO, 5.000%, 06/01/20	4,491
5,950	GO, 5.000%, 06/01/21	6,818

		13,756

	Prerefunded — 0.3%
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/19 (p)	4,762

	Utility — 0.1%
2,500	North Carolina Eastern Municipal Power Agency, Series A, Rev., AGC, 5.250%, 01/01/19	2,776

	Total North Carolina	21,294

	Ohio — 1.4%
	Education — 0.2%
2,700	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.000%, 11/01/20	2,979

	General Obligation — 0.6%
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/27	5,692
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,512

		12,204

	Other Revenue — 0.3%
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/18 (p)	627
1,725	JobsOhio Beverage System, Statewide Senior Lien Liquor Profits, Series A, Rev., 5.000%, 01/01/23	2,055
2,235	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series B, Class B, Rev., 5.000%, 10/01/22	2,574

		5,256

	Water & Sewer — 0.3%
3,805	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/17	4,215
	Northeast Ohio Regional Sewer District, Wastewater Improvement,
555	Rev., 5.000%, 11/15/25	680
1,500	Rev., 5.000%, 11/15/27	1,799

		6,694

	Total Ohio	27,133

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Oklahoma — 0.7%
	Education — 0.3%
5,210	Tulsa County Industrial Authority, Jenks Public School, Rev., 5.500%, 09/01/18	5,935

	Other Revenue — 0.4%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer System, Rev., 5.000%, 07/01/27	1,639
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,556
2,000	Series A, Rev., 5.000%, 01/01/24	2,346

		7,541

	Total Oklahoma	13,476

	Oregon — 2.0%
	Certificate Of Participation/Lease — 0.2%
3,425	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/20	3,924

	General Obligation — 0.0% (g)
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	126

	Other Revenue — 0.7%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.000%, 10/01/36	2,258
	Oregon State Department of Administrative Services, Lottery,
1,500	Series A, Rev., 5.000%, 04/01/27	1,779
8,975	Series C, Rev., 5.000%, 04/01/25	10,982

		15,019

	Prerefunded — 0.6%
10,315	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/19 (p)	11,835

		11,835

	Special Tax — 0.1%
1,250	Oregon State Department of Transportation, Senior Lien, Series C, Rev., 5.000%, 11/15/17	1,382

	Water & Sewer — 0.4%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,385

	Total Oregon	39,671

	Pennsylvania — 2.2%
	Education — 0.2%
	Pennsylvania State University,
1,225	Series A, Rev., 5.000%, 03/01/22	1,385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Education — continued
2,000	Series A, Rev., 5.000%, 03/01/23	2,249

		3,634

	General Obligation — 1.2%
14,865	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 05/15/18	16,583
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,037
1,860	Red Lion Area School District, GO, AGM, 5.000%, 05/01/20	2,072

		23,692

	Hospital — 0.1%
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., VAR, 0.955%, 12/01/24	2,851

	Prerefunded — 0.4%
2,550	Chester County, GO, 5.000%, 07/15/17 (p)	2,789
4,585	Chester County, Unrefunded Balance, GO, 5.000%, 07/15/17 (p)	5,017

		7,806

	Water & Sewer — 0.3%
5,000	Altoona City Authority, Rev., AGM, 5.250%, 11/01/18	5,615

	Total Pennsylvania	43,598

	Rhode Island — 0.1%
	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/24	1,209

	Other Revenue — 0.0% (g)
655	Rhode Island Health & Educational Building Corp., Brown University, Series A, Rev., 5.000%, 09/01/25	774

	Total Rhode Island	1,983

	South Carolina — 2.4%
	General Obligation — 0.9%
10,000	State of South Carolina, Highway, Series A, GO, 5.000%, 06/01/19	11,515
4,740	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/22	5,438

		16,953

	Other Revenue — 0.1%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,743

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Prerefunded — 0.2%
3,025	Scago Educational Facilities Corp., Pickens School District Project, Rev., AGM, 5.000%, 12/01/16 (p)	3,238

	Utility — 1.1%
	Piedmont Municipal Power Agency,
13,185	Series A3, Class A, Rev., AGC, 5.000%, 01/01/17	14,117
7,000	Series A3, Class A, Rev., AGC, 5.000%, 01/01/18	7,724

		21,841

	Water & Sewer — 0.1%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,508

	Total South Carolina	46,283

	Tennessee — 0.1%
	General Obligation — 0.1%
1,030	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/24	1,230
1,000	Metropolitan Government of Nashville & Davidson County, Improvement, Series A, GO, 5.000%, 01/01/28	1,161

	Total Tennessee	2,391

	Texas — 8.3%
	Education — 0.9%
	Southwest Higher Education Authority, Inc., Southern Methodist University Project,
2,000	Rev., 5.000%, 10/01/20	2,324
3,000	Rev., 5.000%, 10/01/21	3,479
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,424
2,500	Series A, Rev., 5.000%, 04/15/22	2,856
	University of Texas, Financing System,
2,500	Series B, Rev., 5.250%, 08/15/17	2,759
500	Series C, Rev., 5.000%, 08/15/18	564
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,513
1,215	Series C, Rev., 5.000%, 03/01/22	1,341

		17,260

	General Obligation — 3.9%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,132
945	Series C, GO, 5.000%, 02/15/22	1,070
325	Series C, GO, 5.000%, 02/15/23	369

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	4,953
4,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/30	4,647
3,150	City of Lubbock, GO, 5.000%, 02/15/25	3,823
680	City of Pflugerville, Limited Tax, GO, 5.000%, 08/01/23	815
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,372
4,735	GO, 5.000%, 08/01/26	5,539
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	835
1,500	GO, 5.000%, 08/01/24	1,779
2,735	GO, 5.000%, 08/01/27	3,180
2,280	City of Wylie, GO, 5.000%, 02/15/26	2,721
4,000	Counties of Dallas, Denton, Collin and Rockwall, City of Dallas, GO, 5.000%, 02/15/29	4,685
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	864
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,548
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,484
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,435
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,241
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,065
	Hays County,
1,000	GO, 5.000%, 02/15/23	1,157
1,785	GO, 5.000%, 02/15/24	2,055
2,410	GO, 5.000%, 02/15/25	2,760
1,500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	1,736
	San Jacinto Community College District,
5,000	GO, 5.000%, 02/15/34	5,584
1,330	GO, AMBAC, 5.000%, 02/15/19	1,430
390	GO, AMBAC, 5.000%, 02/15/20	420
2,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	2,892
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,822
4,340	Series A, GO, 5.000%, 08/01/21	4,894
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	2,023

		75,330

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — 0.9%
1,250	City of San Antonio, Water System Junior Lien, Rev., 5.000%, 05/15/24	1,509
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	110
3,315	Rev., 5.000%, 12/15/23	3,872
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.250%, 10/01/51	8,565
3,000	Houston Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,453

		17,509

	Prerefunded — 1.1%
1,075	Bexar County, GO, 5.250%, 06/15/17 (p)	1,179
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,726
4,620	Dallas Area Rapid Transit, Senior Lien, Rev., 5.000%, 12/01/18 (p)	5,255
	Deer Park Independent School District, Limited Tax,
2,000	GO, AGM, 5.250%, 02/15/17 (p)	2,166
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16 (p)	690
	Texas State University Systems,
3,150	Rev., 5.250%, 03/15/18 (p)	3,532
1,000	Series A, Rev., AMBAC, 5.500%, 03/15/16 (p)	1,046

		21,594

	Transportation — 0.8%
	Dallas Area Rapid Transit, Senior Lien,
3,000	Rev., 5.250%, 12/01/48	3,335
7,660	Series A, Rev., 5.000%, 12/01/21	8,797
	Dallas-Fort Worth International Airport,
1,000	Series A, Rev., 5.000%, 11/01/19	1,153
2,000	Series A, Rev., 5.000%, 11/01/21	2,140

		15,425

	Water & Sewer — 0.7%
	North Texas Municipal Water District,
2,695	Rev., 5.000%, 06/01/21	3,003
2,955	Rev., 5.000%, 06/01/23	3,293
3,405	Rev., 5.000%, 06/01/26	3,790
3,820	Texas Water Development Board, State Revolving Fund, Series A, Sub Series A-1, Class A, Rev., 5.000%, 07/15/20	4,442

		14,528

	Total Texas	161,646

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utah — 0.6%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,142
1,050	Rev., 5.000%, 12/01/20	1,206
1,150	Rev., 5.000%, 12/01/22	1,314

		3,662

	Water & Sewer — 0.4%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,497

	Total Utah	12,159

	Vermont — 0.4%
	Other Revenue — 0.4%
	University of Vermont & State Agricultural College,
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,639
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,579

	Total Vermont	7,218

	Virginia — 2.7%
	Education — 0.6%
10,050	Virginia College Building Authority, Public Higher Education Financing Program, Series B, Class B, Rev., 5.000%, 09/01/19	11,611

	General Obligation — 1.3%
3,835	City of Hampton, Series B, GO, 5.000%, 09/01/26	4,796
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	240
17,575	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	20,318

		25,354

	Other Revenue — 0.2%
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.000%, 08/01/18 (p)	28
3,320	Virginia Public School Authority, School Financing, 1997 Resolution, Series B, Class B, Rev., 5.250%, 08/01/17	3,656
965	Virginia Resources Authority, Infrastructure, Pooled Financing Program, Class A, Rev., 5.000%, 11/01/23	1,114

		4,798

	Prerefunded — 0.4%
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/18 (p)	7,255

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Transportation — 0.2%
	Fairfax County EDA, Route 28 Project, Special Tax,
1,935	Rev., 5.000%, 04/01/17	2,094
1,655	Rev., 5.000%, 04/01/18	1,846

		3,940

	Total Virginia	52,958

	Washington — 2.8%
	General Obligation — 2.1%
1,100	County of Snohomish, Edmonds School District No. 15, GO, 5.000%, 12/01/33	1,272
5,000	King County School District No. 414, Lake Washington, GO, AGM, 5.000%, 12/01/20	5,547
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,352
2,000	Series D, GO, 5.000%, 02/01/24	2,408
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,120
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,502

		40,201

	Prerefunded — 0.1%
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/18 (p)	1,393

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Special Tax — 0.6%
11,000	State of Washington, Motor Vehicle Fuel Tax, Series R-2015H, GO, 5.000%, 07/01/30	12,915

	Total Washington	54,509

	Total Municipal Bonds (Cost $1,782,798)	1,903,107

SHARES
Short-Term Investment — 7.2%
	Investment Company — 7.2%
140,978	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $140,978)	140,978

	Total Investments — 104.9% (Cost $1,923,776)	2,044,085
	Liabilities in Excess of Other Assets — (4.9)%	(95,207)

	NET ASSETS — 100.0%	$1,948,878

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.675% at termination	CPI-U at termination	10/12/2015	$50,000	$(4,696)
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/2016	25,000	(3,611)
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/2016	5,000	(684)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/2016	3,000	(406)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/2016	25,000	(2,742)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/2019	25,000	(3,914)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/2019	35,000	(2,860)
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/2024	18,000	(1,100)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/2044	5,000	(832)
BNP Paribas	1.765% at termination	CPI-U at termination	03/21/2016	50,000	(874)
BNP Paribas	1.755% at termination	CPI-U at termination	04/10/2016	18,000	(319)
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/2016	25,000	(1,271)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/2018	25,000	(854)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/2018	12,000	(413)
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/2018	39,000	(1,333)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/2019	13,000	(512)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/2020	25,000	(1,589)
BNP Paribas	2.693% at termination	CPI-U at termination	09/03/2044	4,000	(656)
BNP Paribas	2.695% at termination	CPI-U at termination	09/03/2044	4,000	(659)
Citibank, N.A.	1.763% at termination	CPI-U at termination	04/07/2016	33,000	(592)
Citibank, N.A.	1.478% at termination	CPI-U at termination	04/02/2017	71,000	553
Citibank, N.A.	2.275% at termination	CPI-U at termination	07/02/2018	50,000	(2,463)
Citibank, N.A.	2.220% at termination	CPI-U at termination	07/06/2018	50,000	(2,203)
Citibank, N.A.	2.190% at termination	CPI-U at termination	09/02/2019	9,000	(355)
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/2020	25,000	(1,857)
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/2020	50,000	(3,599)
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/2020	50,000	(3,538)
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/2020	50,000	(3,064)
Citibank, N.A.	2.480% at termination	CPI-U at termination	07/01/2022	50,000	(4,244)
Citibank, N.A.	2.458% at termination	CPI-U at termination	05/21/2024	10,000	(633)
Citibank, N.A.	2.492% at termination	CPI-U at termination	08/27/2024	22,000	(1,472)
Citibank, N.A.	2.477% at termination	CPI-U at termination	09/02/2024	15,000	(980)
Citibank, N.A.	2.357% at termination	CPI-U at termination	09/23/2024	27,000	(1,396)
Citibank, N.A.	2.325% at termination	CPI-U at termination	09/30/2024	28,000	(1,344)
Citibank, N.A.	2.623% at termination	CPI-U at termination	10/07/2024	14,000	(231)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/2017	50,000	(2,455)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/2018	65,000	(2,785)
Deutsche Bank AG, New York	1.748% at termination	CPI-U at termination	04/04/2016	25,000	(440)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/2018	50,000	(2,890)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/2019	55,000	(2,009)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/2020	100,000	(7,083)
Deutsche Bank AG, New York	2.505% at termination	CPI-U at termination	01/28/2024	17,000	(1,146)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/2024	40,000	(2,581)
Deutsche Bank AG, New York	2.423% at termination	CPI-U at termination	09/12/2024	27,000	(1,595)
Deutsche Bank AG, New York	2.415% at termination	CPI-U at termination	12/15/2024	54,000	(333)
Deutsche Bank AG, New York	2.708% at termination	CPI-U at termination	02/25/2044	5,000	(842)
Deutsche Bank AG, New York	2.498% at termination	CPI-U at termination	10/10/2044	13,000	(1,302)
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/2019	20,000	(812)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/2019	12,000	(470)
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/2019	19,000	(753)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Morgan Stanley Capital Services	1.638% at termination	CPI-U at termination	09/03/2015	$11,000	$(224)
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/2018	20,000	(760)
Morgan Stanley Capital Services	2.323% at termination	CPI-U at termination	06/23/2019	20,000	(901)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/2024	30,000	(2,091)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/2024	34,000	(2,268)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/2044	3,000	(471)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/2020	25,000	(1,831)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/2020	75,000	(5,427)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/2024	7,000	(451)
Royal Bank of Scotland	3.556% at termination	CPI-U at termination	07/31/2029	49,000	(18,186)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/2044	9,000	(1,587)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/2018	50,000	(2,146)

					$(120,582)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	27

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
ICC	— Insured Custody Certificates
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue

SCSDE	— South Carolina School District Enhancement
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2015.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Approximately $123,240,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,370,159		$1,903,107
Investments in affiliates, at value	13,322		17,738
Investments in affiliates — restricted, at value	—		123,240

Total investment securities, at value	1,383,481		2,044,085
Restricted cash	—		2,460
Receivables:
Investment securities sold	4,586		5,210
Fund shares sold	868		1,759
Interest and dividends from non-affiliates	1,082		23,656
Dividends from affiliates	—	(a)	—	(a)
Outstanding swap contracts, at value	—		553

Total Assets	1,390,017		2,077,723

LIABILITIES:
Payables:
Investment securities purchased	8,407		5,656
Fund shares redeemed	606		1,037
Outstanding swap contracts, at value	—		121,135
Accrued liabilities:
Investment advisory fees	399		513
Administration fees	94		100
Distribution fees	5		45
Shareholder servicing fees	120		162
Custodian and accounting fees	25		68
Collateral management fees	—		15
Trustees’ and Chief Compliance Officer’s fees	2		1
Other	44		113

Total Liabilities	9,702		128,845

Net Assets	$1,380,315		$1,948,878

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$821,215	$1,998,774
Accumulated undistributed (distributions in excess of) net investment income	1,205	1,819
Accumulated net realized gains (losses)	30,072	(51,442)
Net unrealized appreciation (depreciation)	527,823	(273)

Total Net Assets	$1,380,315	$1,948,878

Net Assets:
Class A	$12,871	$66,589
Class C	3,566	49,014
Class R6	—	218,667
Institutional Class	1,280,116	1,429,644
Select Class	83,762	184,964

Total	$1,380,315	$1,948,878

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	436	6,873
Class C	122	5,074
Class R6	—	22,526
Institutional Class	43,252	147,337
Select Class	2,832	19,071

Net Asset Value (a) :
Class A — Redemption price per share	$29.49	$9.69
Class C — Offering price per share (b)	29.33	9.66
Class R6 — Offering and redemption price per share	—	9.71
Institutional Class — Offering and redemption price per share	29.60	9.70
Select Class — Offering and redemption price per share	29.57	9.70
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.12	$10.07

Cost of investments in non-affiliates	$842,336	$1,782,798
Cost of investments in affiliates	13,322	17,738
Cost of investments in affiliates — restricted	—	123,240

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$35,135
Interest income from affiliates	—		9
Dividend income from non-affiliates	12,768		—
Dividend income from affiliates	1		3

Total investment income	12,769		35,147

EXPENSES:
Investment advisory fees	2,424		3,711
Administration fees	569		871
Distribution fees:
Class A	15		96
Class C	12		200
Shareholder servicing fees:
Class A	15		96
Class C	4		67
Institutional Class	643		787
Select Class	105		221
Custodian and accounting fees	28		45
Interest expense to affiliates	—	(a)	—
Professional fees	33		48
Collateral management fees	—		15
Trustees’ and Chief Compliance Officer’s fees	7		12
Printing and mailing costs	18		16
Registration and filing fees	32		53
Transfer agent fees	12		15
Sub-transfer agent fees (see Note 2.E.)	15		66
Other	8		9

Total expenses	3,940		6,328

Less fees waived	(31)		(686)

Net expenses	3,909		5,642

Net investment income (loss)	8,860		29,505

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,312		16,669
Swaps	—		(16,635)

Net realized gain (loss)	38,312		34

Distributions of capital gains received from investment company affiliates	—		1
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	24,785		(36,899)
Swaps	—		(35,797)

Change in net unrealized appreciation/depreciation	24,785		(72,696)

Net realized/unrealized gains (losses)	63,097		(72,661)

Change in net assets resulting from operations	$71,957		$(43,156)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,860	$13,692	$29,505	$66,652
Net realized gain (loss)	38,312	41,175	34	(2,773)
Distributions of capital gains received from investment company affiliates	—	— (a)	1	2
Change in net unrealized appreciation/depreciation	24,785	148,970	(72,696)	(11,008)

Change in net assets resulting from operations	71,957	203,837	(43,156)	52,873

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(55)	(68)	(991)	(2,955)
From net realized gains	(301)	—	—	—
Class C
From net investment income	(9)	(7)	(515)	(1,329)
From net realized gains	(80)	—	—	—
Class R6
From net investment income	—	—	(3,512)	(6,978)
Institutional Class
From net investment income	(8,037)	(12,561)	(22,345)	(50,616)
From net realized gains	(35,565)	—	—	—
Select Class
From net investment income	(477)	(654)	(2,415)	(5,017)
From net realized gains	(2,319)	—	—	—

Total distributions to shareholders	(46,843)	(13,290)	(29,778)	(66,895)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(35,384)	94,016	(247,227)	(561,620)

NET ASSETS:
Change in net assets	(10,270)	284,563	(320,161)	(575,642)
Beginning of period	1,390,585	1,106,022	2,269,039	2,844,681

End of period	$1,380,315	$1,390,585	$1,948,878	$2,269,039

Accumulated undistributed (distributions in excess of) net investment income	$1,205	$923	$1,819	$2,092

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,946	$1,589	$9,108	$21,914
Distributions reinvested	270	50	878	2,621
Cost of shares redeemed	(210)	(330)	(35,778)	(82,590)

Change in net assets resulting from Class A capital transactions	$2,006	$1,309	$(25,792)	$(58,055)

Class C
Proceeds from shares issued	$828	$604	$1,934	$3,063
Distributions reinvested	78	7	367	967
Cost of shares redeemed	(88)	(208)	(11,283)	(27,498)

Change in net assets resulting from Class C capital transactions	$818	$403	$(8,982)	$(23,468)

Class R6
Proceeds from shares issued	$—	$—	$1,284	$253,436
Distributions reinvested	—	—	1,531	3,117
Cost of shares redeemed	—	—	(30,007)	(103,490)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(27,192)	$153,063

Institutional Class
Proceeds from shares issued	$107,248	$1,179,414	$257,158	$1,671,383
Distributions reinvested	1,911	411	3,566	6,078
Cost of shares redeemed	(145,921)	(159,237)	(459,462)	(948,495)

Change in net assets resulting from Institutional Class capital transactions	$(36,762)	$1,020,588	$(198,738)	$728,966

Select Class
Proceeds from shares issued	$8,335	$25,464	$55,379	$49,488
Distributions reinvested	865	205	858	1,564
Cost of shares redeemed	(10,646)	(953,953)	(42,760)	(1,413,178)

Change in net assets resulting from Select Class capital transactions	$(1,446)	$(928,284)	$13,477	$(1,362,126)

Total change in net assets resulting from capital transactions	$(35,384)	$94,016	$(247,227)	$(561,620)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	65	59	930	2,169
Reinvested	10	2	90	260
Redeemed	(7)	(12)	(3,652)	(8,211)

Change in Class A Shares	68	49	(2,632)	(5,782)

Class C
Issued	29	22	198	305
Reinvested	3	— (a)	38	96
Redeemed	(3)	(8)	(1,158)	(2,742)

Change in Class C Shares	29	14	(922)	(2,341)

Class R6
Issued	—	—	132	25,072
Reinvested	—	—	157	308
Redeemed	—	—	(3,083)	(10,242)

Change in Class R6 Shares	—	—	(2,794)	15,138

Institutional Class
Issued	3,661	45,472	26,242	165,997
Reinvested	67	15	365	602
Redeemed	(4,931)	(5,859)	(47,073)	(94,089)

Change in Institutional Class Shares	(1,203)	39,628	(20,466)	72,510

Select Class
Issued	284	977	5,632	4,898
Reinvested	30	7	88	155
Redeemed	(359)	(37,322)	(4,368)	(140,778)

Change in Select Class Shares	(45)	(36,338)	1,352	(135,725)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$29.01	$0.12		$1.31	$1.43	$(0.14)		$(0.81)	$(0.95)
Year Ended October 31, 2014	24.87	0.19	(f)	4.15	4.34	(0.20)		—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(f)(g)	5.33	5.56	(0.29)		—	(0.29)
Year Ended October 31, 2012	17.43	0.18	(f)	2.18	2.36	(0.19)		—	(0.19)
March 22, 2011 (h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)		—	(0.08)

Class C
Six Months Ended April 30, 2015 (Unaudited)	28.88	0.05		1.30	1.35	(0.09)		(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06	(f)	4.12	4.18	(0.08)		—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(f)(g)	5.32	5.44	(0.20)		—	(0.20)
Year Ended October 31, 2012	17.42	0.08	(f)	2.19	2.27	(0.15)		—	(0.15)
March 22, 2011 (h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)		—	(0.03)

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	29.10	0.19		1.30	1.49	(0.18)		(0.81)	(0.99)
Year Ended October 31, 2014	24.92	0.30	(f)	4.18	4.48	(0.30)		—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(f)(g)	5.32	5.66	(0.37)		—	(0.37)
Year Ended October 31, 2012	17.43	0.28	(f)	2.17	2.45	(0.25)		—	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)		—	(0.22)
Year Ended October 31, 2010	14.64	0.20		2.07	2.27	(0.20)		—	(0.20)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	29.08	0.16		1.30	1.46	(0.16)		(0.81)	(0.97)
Year Ended October 31, 2014	24.88	0.29	(f)(j)	4.13	4.42	(0.22	)(j)	—	(0.22)
Year Ended October 31, 2013	19.60	0.29	(f)(g)	5.33	5.62	(0.34)		—	(0.34)
Year Ended October 31, 2012	17.43	0.21	(f)	2.20	2.41	(0.24)		—	(0.24)
March 22, 2011 (h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)		—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20, $0.09, $0.31 and $0.25 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%,0.41%,1.41% and 1.15% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(j)	Net investment income (loss) per share and distributions from investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$29.49	5.06%	$12,871	0.98%		0.83%		0.98%		23%
29.01	17.50	10,667	0.96		0.71		0.96		59
24.87	28.65	7,944	0.96		1.03	(g)	0.96		67
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(i)	0.89	(i)	0.97	(i)	60

29.33	4.80	3,566	1.49		0.31		1.49		23
28.88	16.92	2,700	1.46		0.21		1.46		59
24.78	28.03	1,950	1.46		0.56	(g)	1.46		67
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(i)	0.39	(i)	1.47	(i)	60

29.60	5.27	1,280,116	0.55		1.30		0.55		23
29.10	18.04	1,293,555	0.55		1.10		0.56		59
24.92	29.13	120,302	0.55		1.56	(g)	0.56		67
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60
16.71	15.64	472,717	0.55		1.27		0.58		65

29.57	5.17	83,762	0.71		1.13		0.71		23
29.08	17.82	83,663	0.71		1.10		0.71		59
24.88	28.96	975,826	0.71		1.29	(g)	0.71		67
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(i)	1.14	(i)	0.72	(i)	60

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$10.01	$0.12	(f)(g)	$(0.31)	$(0.19)	$(0.13)	$9.69	(1.92)%
Year Ended October 31, 2014	10.06	0.26	(f)	(0.04)	0.22	(0.27)	10.01	2.15
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)	10.06	(2.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)	10.51	5.55
Year Ended October 31, 2011	10.07	0.26		0.12	0.38	(0.26)	10.19	3.80
Year Ended October 31, 2010	9.84	0.23		0.23	0.46	(0.23)	10.07	4.69

Class C
Six Months Ended April 30, 2015 (Unaudited)	9.98	0.09	(f)(g)	(0.31)	(0.22)	(0.10)	9.66	(2.26)
Year Ended October 31, 2014	10.03	0.19	(f)	(0.04)	0.15	(0.20)	9.98	1.48
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)	10.03	(2.85)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)	10.48	4.92
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)	10.16	3.13
Year Ended October 31, 2010	9.82	0.16		0.23	0.39	(0.17)	10.04	3.96

Class R6
Six Months Ended April 30, 2015 (Unaudited)	10.03	0.14	(f)(g)	(0.31)	(0.17)	(0.15)	9.71	(1.74)
Year Ended October 31, 2014	10.08	0.30	(f)	(0.05)	0.25	(0.30)	10.03	2.52
August 16, 2013 (h) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)	10.08	2.33

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	10.03	0.14	(f)(g)	(0.33)	(0.19)	(0.14)	9.70	(1.90)
Year Ended October 31, 2014	10.08	0.29	(f)	(0.05)	0.24	(0.29)	10.03	2.41
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)	10.08	(1.97)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)	10.53	5.91
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)	10.20	4.05
Year Ended October 31, 2010	9.85	0.25		0.23	0.48	(0.25)	10.08	4.95

Select Class
Six Months Ended April 30, 2015 (Unaudited)	10.02	0.13	(f)(g)	(0.32)	(0.19)	(0.13)	9.70	(1.87)
Year Ended October 31, 2014	10.06	0.27	(f)	(0.04)	0.23	(0.27)	10.02	2.25
Year Ended October 31, 2013	10.51	0.25		(0.47)	(0.22)	(0.23)	10.06	(2.11)
Year Ended October 31, 2012	10.19	0.26		0.31	0.57	(0.25)	10.51	5.66
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)	10.19	3.91
Year Ended October 31, 2010	9.84	0.24		0.23	0.47	(0.24)	10.07	4.80

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$66,589	0.75%	2.57	%(g)	0.97%	11%
95,153	0.75	2.58		0.97	11
153,819	0.75	2.31		0.97	16
222,694	0.75	2.34		0.97	8
183,105	0.75	2.53		0.97	14
185,970	0.74	2.30		0.98	16

49,014	1.40	1.92	(g)	1.50	11
59,850	1.40	1.93		1.46	11
83,639	1.40	1.67		1.47	16
108,755	1.40	1.70		1.47	8
100,908	1.40	1.88		1.48	14
107,844	1.39	1.65		1.48	16

218,667	0.40	2.92	(g)	0.45	11
253,993	0.40	2.94		0.46	11
102,671	0.38	2.69		0.47	16

1,429,644	0.50	2.82	(g)	0.56	11
1,682,468	0.50	2.83		0.56	11
960,451	0.50	2.57		0.57	16
944,652	0.50	2.58		0.57	8
740,738	0.50	2.78		0.58	14
672,006	0.49	2.55		0.58	16

184,964	0.65	2.67	(g)	0.73	11
177,575	0.65	2.67		0.72	11
1,544,101	0.65	2.42		0.72	16
1,979,923	0.65	2.46		0.72	8
2,012,662	0.65	2.63		0.73	14
2,224,519	0.64	2.40		0.73	16

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

40	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,383,481	$—	$—	$1,383,481

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$140,978	$1,903,107	$—	$2,044,085

Appreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$553	$—	$553

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(121,135)	$—	$(121,135)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for the industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2015.

B. Swaps — Tax Aware Real Return Fund engages in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted, except for amounts posted to Goldman Sachs International, which are included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2015 are as follows (amounts in thousands):

Counterparty		Value of Swap Contracts	Collateral Amount
Barclays Bank plc	Collateral Posted	$(20,845)	$21,210
BNP Paribas		(8,480)	8,880
Citibank, N.A.		(27,418)	28,490
Credit Suisse International		(5,240)	5,370
Deutsche Bank AG, New York		(20,221)	21,140
Goldman Sachs International		(2,035)	2,460
Morgan Stanley Capital Services		(6,715)	7,330
Royal Bank of Scotland		(27,482)	28,330
Union Bank of Switzerland AG		(2,146)	2,490

Morgan Stanley Capital Services	Collateral Received	$—	$(548)

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2015 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,974,571
Ending Notional Balance — Pays Fixed Rate	1,845,000

C. Summary of Derivatives Information

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2015 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received (b)	Net Amount Due From Counterparty (not less than zero)
Citibank, N.A.	$553	$(553)	$—	$—

42	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted (b)	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$20,845	$—	$(20,845)	$—
BNP Paribas	8,480	—	(8,480)	—
Citibank, N.A.	27,971	(553)	(27,418)	—
Credit Suisse International	5,240	—	(5,240)	—
Deutsche Bank AG, New York	20,221	—	(20,221)	—
Goldman Sachs International	2,035	—	(2,035)	—
Morgan Stanley Capital Services	6,715	—	(6,715)	—
Royal Bank of Scotland	27,482	—	(27,482)	—
Union Bank of Switzerland AG	2,146	—	(2,146)	—

	$121,135	$(553)	$(120,582)	$—

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.

The Fund’s derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2015 are as follows (amounts in thousands):

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	$1	$1	$9	$4
Tax Aware Real Return Fund	8	11	23	25

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge
Tax Aware Equity Fund	$2
Tax Aware Real Return Fund	1

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.40%	0.50	0.65

The expense limitation agreements were in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

44	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

For the six months ended April 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$—	$24	$24
Tax Aware Real Return Fund	332	221	125	678

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were as follows (amounts in thousands):

Tax Aware Equity Fund	$7
Tax Aware Real Return Fund	8
G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$313,967	$388,775
Tax Aware Real Return Fund	219,596	488,243

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$855,658	$529,611	$1,788	$527,823
Tax Aware Real Return Fund	1,923,776	124,334	4,025	120,309

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$22,290	$—

At October 31, 2014, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Tax Aware Real Return Fund	$26,211	$2,850	$124	$29,185

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months ended April 30, 2015.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

46	J.P. MORGAN TAX AWARE FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,050.60	$4.98	0.98%
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class C
Actual	1,000.00	1,048.00	7.57	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual	1,000.00	1,052.70	2.80	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Select Class
Actual	1,000.00	1,051.70	3.61	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

Tax Aware Real Return Fund
Class A
Actual	1,000.00	980.80	3.68	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	977.40	6.86	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R6
Actual	1,000.00	982.60	1.97	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Institutional Class
Actual	1,000.00	981.00	2.46	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Select Class
Actual	1,000.00	981.30	3.19	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN TAX AWARE FUNDS	47

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-TA-415

Semi-Annual Report

J.P. Morgan Country/Region Funds

April 30, 2015 (Unaudited)

JPMorgan Asia Pacific Fund

JPMorgan China Region Fund

JPMorgan Europe Research Enhanced Equity Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2015

Overall, leading central banks throughout the world took action to maintain the global economic recovery. Increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities during the six month reporting period provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve held interest rates at historical lows and U.S. equity prices remained near record highs for much of the period. For the six months ended April 30, 2015, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 7.06% and the S&P 500 Index returned 4.40%.

Greater China

Slowing growth in China drove uncertainty across emerging markets. However, the Chinese government took several actions aimed at stabilizing a deceleration of growth to a more moderate pace. During the six month period, Chinese equity prices provided positive returns and the Shanghai Composite Index closed at a seven year high in late April. For the six months ended April 30, 2015, the MSCI Golden Dragon Index (net of foreign withholding taxes) returned 19.12%.

Europe

The European Central Bank moved to stave off the threat of a deflationary spiral. The efforts appeared to have a positive effect as signs of inflationary pressures appeared in the latter half of the six month reporting period. While the Greek debt crisis remained unresolved and conflict in eastern Ukraine continued to smolder, economic data showed improvement across much of the European Union. For the six month reporting period, the MSCI Europe Index (net of foreign withholding taxes) returned 6.04%.

Latin America

Economic growth slowed in Latin America late 2014 and into 2015, amid slower export demand and policy uncertainties. Global weakness in commodities prices put pressure on regional economies throughout South America. In Brazil, growth was weak as confidence declined sharply across most sectors of the economy and inflation remained elevated. On the political front, the popularity of Brazilian President Dilma Rousseff experienced a nose dive in opinion polls, injecting a degree of political uncertainty. Also, financial markets were negatively impacted by an investigation into a massive bid-rigging scandal at Brazil’s leading oil company, known as Petrobras. For the six month reporting period, the MSCI Emerging Markets Latin America Index (net of foreign withholding taxes) returned -13.55%.

2	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan Asia Pacific Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	7.64%
Morgan Stanley Capital International (“MSCI”) All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)	6.79%

Net Assets as of 4/30/2015 (In Thousands)	$9,506

INVESTMENT OBJECTIVE**

The JPMorgan Asia Pacific Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in India and Australia and its allocation to Malaysia were leading contributors to performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in China was the largest detractor from relative performance. The Fund’s allocation to Indonesia marginally detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in China Resources Land Ltd., New China Life Insurance Co. and Ping An Insurance Group Co. All three companies operate in China’s financial services sector, which benefitted from Chinese government efforts to counter slowing economic growth, in part by easing lending rules.

Leading individual detractors from relative performance included the Fund’s lack of holdings in Hong Kong Exchanges & Clearing Ltd., China Life Insurance Co. and Hanergy Thin Film Power Group Ltd. Shares of Hong Kong Exchanges, which operates securities exchanges, rose on an expanded cross-trading agreement with the Shenzhen securities exchange. Shares of China Life rose on Chinese government stimulus that reduced funding costs. Shares of Hanergy Thin Film, a maker of solar energy technology, also rose during the six month reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed bottom-up security selection based on a systematic approach of finding what the Fund’s portfolio managers believed were securities that had attractive momentum characteristics, as well as securities that they believed were attractively valued and fundamentally strong. At the end of the reporting period, the Fund was overweight versus the Benchmark in China by a large

margin, and the next largest overweight position was in the Philippines. The Fund was underweight in Malaysia and Australia. By sector, the Fund was overweight in the information technology and health care sectors and was underweight in the consumer staples and industrials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	4.6%
2.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.2
3.	Tencent Holdings Ltd. (China)	3.2
4.	Commonwealth Bank of Australia (Australia)	2.6
5.	AIA Group Ltd. (Hong Kong)	2.6
6.	China Mobile Ltd. (Hong Kong)	2.6
7.	China Construction Bank Corp., Class H (China)	2.3
8.	Bank of China Ltd., Class H (China)	2.1
9.	Westpac Banking Corp. (Australia)	2.1
10.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
China	20.0%
Australia	19.5
Hong Kong	18.2
South Korea	14.6
Taiwan	10.0
India	7.2
Philippines	2.5
Indonesia	2.2
Singapore	2.0
Thailand	1.8
Others (each less than 1.0%)	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		7.52%	12.64%	8.44%	10.47%
With Sales Charge**		1.87	6.74	6.50	8.74
CLASS C SHARES	November 30, 2011
Without CDSC		7.24	12.06	7.88	9.91
With CDSC***		6.24	11.06	7.88	9.91
SELECT CLASS SHARES	November 30, 2011	7.64	12.93	8.70	10.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

Effective June 29, 2012 and June 10, 2014, the Fund’s investment strategy changed and performance would have been different if the Fund were managed using its current strategy.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Fund, the MSCI All Country Asia Pacific ex-Japan Index and the Lipper Pacific ex-Japan Funds Index from November 30, 2011 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex-Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific ex-Japan Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	18.78%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	19.12%

Net Assets as of 4/30/2015 (In Thousands)	$390,480

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in China was a leading detractor from performance relative to the Benchmark during the six month reporting period. The Fund’s security selection in Taiwan and its overweight position in China was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in MGM China Holdings Ltd. and its lack of positions in China Life Insurance Co. and Bank of China Ltd. Shares of MGM China Holdings, a Macau casino operator, fell as the Chinese government’s efforts to curb corruption reduced casino traffic among wealthy customers. Shares of both China Life Insurance and Bank of China rose as Chinese government stimulus efforts reduced their funding costs.

Leading individual contributors to relative performance included the Fund’s overweight positions Ping An Insurance Co. and China Merchants Bank Co. and its lack of a position in Hon Hai Precision Industry Co. Shares of both Ping An Insurance Group, a Chinese insurer, and China Merchants Bank, a Chinese commercial bank, rose as Chinese government stimulus reduced their funding costs. Shares of Hon Hai Precision, a Taiwanese consumer electronics maker, fell on the company’s forecast for slower growth in the second quarter of 2015.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. The portfolio managers sought opportunities in the environmental, health care and technology sectors, as well as in nascent consumer sectors and Chinese financial companies that benefitted from government stimulus efforts.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	7.5%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	6.4
3.	China Construction Bank Corp., Class H (China)	5.1
4.	AIA Group Ltd. (Hong Kong)	4.8
5.	Ping An Insurance Group Co. of China Ltd., Class H (China)	4.2
6.	CK Hutchison Holdings Ltd. (Hong Kong)	3.8
7.	China Pacific Insurance Group Co., Ltd., Class H (China)	2.8
8.	China Merchants Bank Co., Ltd., Class H (China)	2.8
9.	China Petroleum & Chemical Corp., Class H (China)	2.8
10.	Fubon Financial Holding Co., Ltd. (Taiwan)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	52.0%
Hong Kong	25.7
Taiwan	22.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
Without Sales Charge		18.64%	31.02%	8.97%	7.38%
With Sales Charge**		12.41	24.17	7.79	6.67
CLASS C SHARES	February 28, 2007
Without CDSC		18.36	30.37	8.42	6.84
With CDSC***		17.36	29.37	8.42	6.84
SELECT CLASS SHARES	February 28, 2007	18.78	31.28	9.24	7.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan Europe Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	5.60%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	6.04%

Net Assets as of 4/30/2015 (In Thousands)	$3,906

INVESTMENT OBJECTIVE**

The JPMorgan Europe Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in the insurance sector and the transport services & trading sector detracted from relative performance, while the Fund’s security selection in the banks and oil sectors contributed to performance relative to the Benchmark for the six month reporting period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bankia SA, SABMiller PLC and Kering SA. Shares of Bankia, a Spanish commercial bank, declined on disappointing results for the first quarter of 2015. Shares of SABMiller, a U.K. brewing and beverages company, fell after a decline in sales in key European markets. Shares of Kering, a French distributor of retail and luxury goods, fell on a bigger-than-expected drop in first quarter 2015 sales of its flagship Gucci brand.

Leading individual contributors to relative performance included the Fund’s overweight positions in 3i Group PLC, Renault SA and Thales SA. Shares of 3i Group, a U.K. investment management company, rose on increased global mergers and acquisitions activity. Shares of Renault, a French automaker, rose as European auto sales picked up and the company continued to cut costs. Shares of Thales, a French provider of security systems to the aerospace and defense industries, rose on increased demand for information security systems.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers conducted in-depth fundamental research into individual securities and ranked securities within each economic sector according to what they believed to be their relative value. During the reporting period, the Fund’s portfolio managers sought to overweight positions relative to the Benchmark in securities that they believed were undervalued and underweighted or did not hold positions relative to the Benchmark in securities they believed to be overvalued.

INFORMATION ABOUT YOUR FUND

At a May 2015 meeting, the Board of Trustees of the Fund approved the liquidation of the Fund, which was scheduled to occur on or about June 15, 2015.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	3.4%
2.	Roche Holding AG (Switzerland)	2.8
3.	Novartis AG (Switzerland)	2.5
4.	Royal Dutch Shell plc, Class A (Netherlands)	1.9
5.	Sanofi (France)	1.9
6.	HSBC Holdings plc (United Kingdom)	1.9
7.	Bayer AG (Germany)	1.8
8.	British American Tobacco plc (United Kingdom)	1.7
9.	BP plc (United Kingdom)	1.7
10.	Vodafone Group plc (United Kingdom)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	27.5%
France	15.5
Germany	14.2
Switzerland	14.2
Netherlands	6.1
Spain	5.6
Italy	4.0
Sweden	2.7
Belgium	2.4
Denmark	2.4
Finland	1.4
Ireland	1.4
Norway	1.2
Others (each less than 1.0%)	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan Europe Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	September 15, 2014
Without Sales Charge		5.45%	(0.32)%
With Sales Charge**		(0.12)	(5.54)
CLASS C SHARES	September 15, 2014
Without CDSC		5.22	(0.60)
With CDSC***		4.22	(1.60)
SELECT CLASS SHARES	September 15, 2014	5.60	(0.18)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/15/14 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 15, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Europe Research Enhanced Equity Fund and the MSCI Europe Index from September 15, 2014 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an ‘‘as is’’ basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the ‘‘MSCI Parties’’) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

8	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	5.52%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	6.04%

Net Assets as of 4/30/2015 (In Thousands)	$1,105,708

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in the financials and telecommunication services sectors was a leading detractor from performance relative to the Benchmark for the six month reporting period. The Fund’s security selection in the health care sector and its underweight position in the energy sector were leading contributors to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions in Atos SE, Telefonica SA and Bankia SA. Shares of Atos, a French information technology company, fell after the company reported fourth quarter 2014 revenue growth and cash generation that were below investor expectations. Shares of Telefonica, a Spanish telecommunications company, fell after BT Group PLC declined to acquire Telefonica’s U.K. mobile telephony business. Shares of Bankia, a Spanish commercial bank, declined on disappointing results for the first quarter of 2015.

Individual contributors to relative performance included the Fund’s overweight positions in Cap Gemini SA, Dialog Semiconductor PLC and International Consolidate Airlines Group SA. Shares of Cap Gemini, a French provider of technology consulting, outsourcing and professional services, rose on strong revenue growth, particularly in North America, in the first quarter of 2015. Shares of Dialog Semiconductor, a German maker of integrated circuits for mobile technology, rose on solid earnings for the final quarter of 2014 and the company’s growth forecast for 2015. Shares of International Consolidated Airlines, the U.K. operator of British Airways and Iberia airline, rose after the company posted a first quarter 2015 profit on improved North American operations and lower fuel costs.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Novo Nordisk A/S, Class B (Denmark)	2.9%
2.	ING Groep N.V., CVA (Netherlands)	2.4
3.	Cap Gemini S.A. (France)	2.2
4.	BT Group plc (United Kingdom)	2.1
5.	Novartis AG (Switzerland)	2.1
6.	Natixis S.A. (France)	2.0
7.	Reckitt Benckiser Group plc (United Kingdom)	1.9
8.	Pandora A/S (Denmark)	1.8
9.	Prudential plc (United Kingdom)	1.8
10.	Continental AG (Germany)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	26.7%
France	19.7
Germany	14.3
Switzerland	8.1
Denmark	7.3
Netherlands	7.1
Ireland	5.7
Belgium	4.9
Spain	1.7
Luxembourg	1.0
Others (each less than 1.0%)	1.1
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Intrepid European Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
Without Sales Charge		5.52%	(3.84)%	10.00%	7.22%
With Sales Charge**		(0.02)	(8.88)	8.82	6.65
CLASS B SHARES	November 3, 1995
Without CDSC		5.26	(4.32)	9.45	6.78
With CDSC***		0.26	(9.32)	9.17	6.78
CLASS C SHARES	November 1, 1998
Without CDSC		5.28	(4.29)	9.46	6.69
With CDSC****		4.28	(5.29)	9.46	6.69
INSTITUTIONAL CLASS SHARES	September 10, 2001	5.79	(3.39)	10.53	7.72
SELECT CLASS SHARES	September 10, 2001	5.76	(3.52)	10.29	7.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/05 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from April 30, 2005 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion. The Board of Trustees of the Fund has approved the automatic conversion of the Fund’s Class B Shares into Class A Shares on June 19, 2015. On June 19, 2015, all Class B Shares of the Fund will automatically convert to Class A Shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	(14.91)%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	(13.55)%

Net Assets as of 4/30/2015 (In Thousands)	$87,346

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended

April 30, 2015. The Fund’s security selection detracted from performance relative to the Benchmark for the six month reporting period, particularly in the information technology and consumer discretionary sectors. The Fund’s underweight position in the energy and telecommunication services sectors was a leading positive contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Estacio Participacoes SA and Mexichem SAB and its lack of a position in Grupo Televisa SAB. Shares of Estacio Participacoes, a Brazilian private education company, declined after the Brazilian government revised its student loan program that reduced student applications. Shares of Mexichem, a Mexican petrochemical company, fell on a decline in profit for the first quarter of 2015. Shares of Grupo Televisa, a Mexican television broadcasting company, rose on strong revenue growth for the first quarter of 2015.

Leading individual contributors to the Fund’s relative performance included its underweight positions in Petroleo Brasileiro SA (Petrobras) and Vale SA and its overweight positions in Lojas Renner SA. Shares of Petrobras, a Brazilian integrated oil and gas company, fell on weakness in global oil prices and an ongoing corruption scandal. Shares of Vale, a Brazilian metals and mining company, fell on weakness in global prices for iron ore. The Fund’s lack of positions in both Petrobras and Vale helped relative performance. Shares of Lojas Renner, a Brazilian department store operator, rose on better-than-expected results for the first quarter of 2015.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a strategy in which portfolio construction was focused on the opportunities at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, at the end of the reporting period, the Fund’s largest overweight versus the Benchmark was in the industrials sector and the Fund’s largest underweight versus the Benchmark was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	6.3%
2.	Banco Bradesco S.A., ADR (Brazil)	5.7
3.	AMBEV S.A., ADR (Brazil)	4.5
4.	Credicorp Ltd. (Peru)	3.9
5.	Cemex S.A.B. de C.V., ADR (Mexico)	3.4
6.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	3.2
7.	Copa Holdings S.A., Class A (Panama)	2.8
8.	Itausa-Investimentos Itau S.A. (Brazil)	2.8
9.	BB Seguridade Participacoes S.A. (Brazil)	2.6
10.	Lojas Renner S.A. (Brazil)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	54.0%
Mexico	29.0
Peru	5.3
Chile	2.9
Panama	2.8
United States	2.3
Spain	1.1
Others (each less than 1.0%)	1.5
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Latin America Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
Without Sales Charge		(14.91)%	(16.25)%	(4.02)%	1.24%
With Sales Charge**		(19.39)	(20.64)	(5.05)	0.58
CLASS C SHARES	February 28, 2007
Without CDSC		(15.06)	(16.62)	(4.48)	0.75
With CDSC***		(16.06)	(17.62)	(4.48)	0.75
SELECT CLASS SHARES	February 28, 2007	(14.78)	(16.02)	(3.77)	1.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 92.0%
	Australia — 18.8%
22	Alumina Ltd.	27
5	Amcor Ltd.	56
7	Aristocrat Leisure Ltd.	47
7	Asciano Ltd.	36
4	Australia & New Zealand Banking Group Ltd.	106
6	BHP Billiton Ltd.	159
8	Challenger Ltd.	42
3	Commonwealth Bank of Australia	242
1	CSL Ltd.	92
15	Echo Entertainment Group Ltd.	52
19	Incitec Pivot Ltd.	58
6	Lend Lease Group	72
2	Macquarie Group Ltd.	111
2	National Australia Bank Ltd.	55
5	Newcrest Mining Ltd. (a)	54
8	Oil Search Ltd.	49
12	Qantas Airways Ltd. (a)	32
8	QBE Insurance Group Ltd.	84
2	Ramsay Health Care Ltd.	97
10	Slater & Gordon Ltd.	51
16	Telstra Corp., Ltd.	79
7	Westpac Banking Corp.	191

		1,792

	China — 19.4%
21	ANTA Sports Products Ltd.	46
280	Bank of China Ltd., Class H	192
32	Beijing Capital International Airport Co., Ltd., Class H	34
25	BYD Electronic International Co., Ltd.	38
27	China Communications Construction Co., Ltd., Class H	49
216	China Construction Bank Corp., Class H	210
10	China Mengniu Dairy Co., Ltd.	50
22	China Railway Construction Corp., Ltd., Class H	44
88	China Telecom Corp., Ltd., Class H	65
27	China Vanke Co., Ltd., Class H (a)	72
48	CNOOC Ltd.	82
34	Huadian Power International Corp., Ltd., Class H	38
211	Industrial & Commercial Bank of China Ltd., Class H	183
98	Jintian Pharmaceutical Group Ltd.	52
40	Lenovo Group Ltd.	69
9	New China Life Insurance Co., Ltd., Class H	58
11	Ping An Insurance Group Co. of China Ltd., Class H	157
14	Tencent Holdings Ltd.	297

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
168	Xinyi Solar Holdings Ltd.	59
41	Yangzijiang Shipbuilding Holdings Ltd.	45

		1,840

	Hong Kong — 17.6%
36	AIA Group Ltd.	238
70	Beijing Enterprises Water Group Ltd. (a)	60
33	Belle International Holdings Ltd.	42
25	BOC Hong Kong Holdings Ltd.	97
12	Cathay Pacific Airways Ltd.	31
9	Cheung Kong Infrastructure Holdings Ltd.	76
30	China Gas Holdings Ltd.	53
17	China Mobile Ltd.	236
28	China Overseas Land & Investment Ltd.	117
33	China Resources Land Ltd.	121
19	China Taiping Insurance Holdings Co., Ltd. (a)	70
6	CK Hutchison Holdings Ltd.	119
30	Dah Sing Banking Group Ltd.	66
14	Hang Lung Properties Ltd.	47
11	Kerry Properties Ltd.	45
8	Luk Fook Holdings International Ltd.	25
48	New World Development Co., Ltd.	64
5	Orient Overseas International Ltd.	28
26	Pacific Textiles Holdings Ltd.	36
20	Shimao Property Holdings Ltd.	47
9	Wheelock & Co., Ltd.	51

		1,669

	India — 2.2%
2	Axis Bank Ltd., Reg. S, GDR	81
1	HDFC Bank Ltd., ADR	37
2	Infosys Ltd., ADR	51
1	State Bank of India, Reg. S, GDR	38

		207

	Indonesia — 2.2%
52	Bank Mandiri Persero Tbk PT	43
63	Bank Negara Indonesia Persero Tbk PT	31
48	Bank Rakyat Indonesia Persero Tbk PT	43
215	Bumi Serpong Damai Tbk PT	31
762	Pakuwon Jati Tbk PT	25
19	United Tractors Tbk PT	32

		205

	Malaysia — 0.6%
14	Tenaga Nasional Bhd	56

	New Zealand — 0.8%
36	Air New Zealand Ltd.	74

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Philippines — 2.4%
13		BDO Unibank, Inc.	32
138		Energy Development Corp.	25
286		Megaworld Corp.	34
23		Metropolitan Bank & Trust Co.	48
11		Security Bank Corp.	40
10		Universal Robina Corp.	50

			229

		Singapore — 1.9%
6		DBS Group Holdings Ltd.	96
11		Oversea-Chinese Banking Corp., Ltd.	87

			183

		South Korea — 14.1%
—	(h)	Amorepacific Corp. (i)	72
1		Hyundai Development Co-Engineering & Construction	55
—	(h)	Hyundai Motor Co.	61
1		Kia Motors Corp.	52
2		Korea Electric Power Corp.	86
1		Korean Air Lines Co., Ltd. (a)	43
5		Korean Reinsurance Co.	58
—	(h)	LG Chem Ltd.	56
2		LG Display Co., Ltd.	61
—	(h)	Lotte Chemical Corp.	66
1		Samsung Electro-Mechanics Co., Ltd.	47
—	(h)	Samsung Electronics Co., Ltd.	420
1		Shinhan Financial Group Co., Ltd.	57
2		SK Hynix, Inc.	95
1		SK Innovation Co., Ltd. (a)	79
1		S-Oil Corp.	37

			1,345

		Taiwan — 9.7%
36		Advanced Semiconductor Engineering, Inc.	51
8		Catcher Technology Co., Ltd.	89
30		Coretronic Corp.	41
72		CTBC Financial Holding Co., Ltd.	56
57		E. Sun Financial Holding Co., Ltd.	39
19		Everlight Electronics Co., Ltd.	44
29		Fubon Financial Holding Co., Ltd.	62
29		Hon Hai Precision Industry Co., Ltd.	86
1		Largan Precision Co., Ltd.	58
22		Pegatron Corp.	65
62		Taiwan Semiconductor Manufacturing Co., Ltd.	299
5		TPK Holding Co., Ltd.	31

			921

SHARES		SECURITY DESCRIPTION	VALUE($)

		Thailand — 1.7%
6		Airports of Thailand PCL	54
18		PTT Global Chemical PCL	35
4		PTT PCL	46
52		Supalai PCL	31

			166

		United Kingdom — 0.6%
1		Rio Tinto Ltd.	57

		Total Common Stocks (Cost $7,374)	8,744

NUMBER OF RIGHTS
Rights — 0.0% (g)
		India — 0.0% (g)
—	(h)	Tata Motors Ltd., expiring 05/02/15 (Cost $—)	—	(h)

SHARES
Structured Instruments — 4.8%
		India — 4.8%
		Low Exercise Call Warrants — 4.8%
9		Ambuja Cements Ltd., expiring 10/19/15 (issued through BNP Paribas) (a)	32
4		Hindustan Petroleum Corp. Ltd., expiring 09/25/15 (issued through BNP Paribas) (a)	41
19		IDFC Ltd., expiring 07/08/16 (issued through UBS AG) (a)	49
2		Lupin Ltd., expiring 10/07/15 (issued through BNP Paribas) (a)	67
1		Maruti Suzuki India Ltd., expiring 06/29/15 (issued through UBS AG) (a)	53
5		Sun Pharmaceutical Industries Ltd., expiring 06/29/15 (issued through UBS AG) (a)	74
4		Tata Motors Ltd., expiring 10/08/15 (issued through BNP Paribas) (a)	35
3		Tech Mahindra Ltd., expiring 09/16/16 (issued through UBS AG) (a)	26
6		UPL Ltd., expiring 03/11/16 (issued through BNP Paribas) (a)	44
3		Yes Bank Ltd., expiring 05/12/17 (issued through UBS AG) (a)	38

		Total Structured Instruments (Cost $346)	459

		Total Investments — 96.8% (Cost $7,720)	9,203
		Other Assets in Excess of Liabilities — 3.2%	303

		NET ASSETS — 100.0%	$9,506

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	24.4%
Real Estate Management & Development	9.5
Insurance	7.2
Technology Hardware, Storage & Peripherals	7.0
Semiconductors & Semiconductor Equipment	6.0
Oil, Gas & Consumable Fuels	3.6
Electronic Equipment, Instruments & Components	3.5
Capital Markets	3.3
Internet Software & Services	3.2
Metals & Mining	3.2
Wireless Telecommunication Services	2.6
Electric Utilities	2.4
Chemicals	2.3

INDUSTRY	PERCENTAGE
Airlines	1.9%
Diversified Financial Services	1.7
Health Care Providers & Services	1.6
Construction & Engineering	1.6
Diversified Telecommunication Services	1.6
Textiles, Apparel & Luxury Goods	1.4
Automobiles	1.2
Food Products	1.1
Hotels, Restaurants & Leisure	1.1
Biotechnology	1.0
Transportation Infrastructure	1.0
Others (each less than 1.0%)	6.6

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.8%
	China — 49.9%
459	AAC Technologies Holdings, Inc.	2,423
13,890	Agricultural Bank of China Ltd., Class H	7,820
22	Alibaba Group Holding Ltd., ADR (a)	1,807
3,674	Angang Steel Co., Ltd., Class H	3,053
2,368	CAR, Inc. (a)	5,597
5,332	China Cinda Asset Management Co., Ltd., Class H (a)	3,164
6,255	China CITIC Bank Corp., Ltd., Class H	5,672
961	China Conch Venture Holdings Ltd.	2,579
20,358	China Construction Bank Corp., Class H	19,762
3,841	China Longyuan Power Group Corp., Ltd., Class H	4,760
1,918	China Machinery Engineering Corp., Class H	2,546
875	China Mengniu Dairy Co., Ltd.	4,431
3,632	China Merchants Bank Co., Ltd., Class H	10,900
4,033	China Minsheng Banking Corp., Ltd., Class H	5,888
2,039	China Pacific Insurance Group Co., Ltd., Class H	11,052
11,380	China Petroleum & Chemical Corp., Class H	10,740
9,628	China Telecom Corp., Ltd., Class H	7,133
2,866	China Vanke Co., Ltd., Class H (a)	7,591
1,351	Chongqing Changan Automobile Co., Ltd., Class B	4,431
2,888	CNOOC Ltd.	4,925
3,384	CSPC Pharmaceutical Group Ltd.	3,519
790	Fuyao Glass Industry Group Co., Ltd., Class H (a) (e)	1,983
108	iKang Healthcare Group, Inc., ADR (a)	1,887
1,174	Jiangxi Copper Co., Ltd., Class H	2,423
1,946	MGM China Holdings Ltd.	3,673
1,902	Phoenix Healthcare Group Co., Ltd.	3,924
1,146	Ping An Insurance Group Co. of China Ltd., Class H	16,382
4,026	Sunac China Holdings Ltd.	5,294
1,420	Tencent Holdings Ltd.	29,301

		194,660

	Hong Kong — 25.6%
2,841	AIA Group Ltd.	18,895
5,014	Beijing Enterprises Water Group Ltd. (a)	4,324
1,674	BOC Hong Kong Holdings Ltd.	6,491
3,083	China Everbright International Ltd.	5,749
475	China Mobile Ltd.	6,777
1,402	China Resources Gas Group Ltd.	4,869
3,404	China Unicom Hong Kong Ltd. (a)	6,393
1,909	Chow Tai Fook Jewellery Group Ltd.	2,310
677	CK Hutchison Holdings Ltd.	14,678
1,779	HKBN Ltd. (a)	2,300
215	Hong Kong Exchanges and Clearing Ltd.	8,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — (continued)
647	Hongkong Land Holdings Ltd.	5,239
978	Lifestyle International Holdings Ltd.	1,830
595	Orient Overseas International Ltd.	3,652
4,432	Sino Biopharmaceutical Ltd.	5,060
591	Wheelock & Co., Ltd.	3,328

		100,072

	Taiwan — 22.3%
4,853	Advanced Semiconductor Engineering, Inc.	6,882
620	Catcher Technology Co., Ltd.	7,255
1,395	Chailease Holding Co., Ltd.	3,823
477	China Steel Chemical Corp.	2,316
1,658	Chipbond Technology Corp.	3,583
845	Delta Electronics, Inc.	5,085
6,261	E. Sun Financial Holding Co., Ltd.	4,287
4,026	Fubon Financial Holding Co., Ltd.	8,658
70	Largan Precision Co., Ltd.	7,014
1,061	Nanya Technology Corp. (a)	2,356
519	President Chain Store Corp.	3,841
1,731	Ruentex Development Co., Ltd.	3,077
89	Silicon Motion Technology Corp., ADR	2,602
1,072	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	26,211

		86,990

	Total Common Stocks (Cost $267,205)	381,722

NUMBER OF WARRANTS
Warrants — 2.1%
	China — 2.1%
557	Hangzhou Hikvision Digital Technology Co., Ltd., expiring 09/11/15 (Strike Price $0.00) (a)	2,939
102	Spring Airlines Co., Ltd., expiring 05/24/16 (Strike Price $0.00) (a)	1,880
706	Zhengzhou Yutong Bus Co., Ltd., expiring 01/20/16 (Strike Price $0.00) (a)	3,487

	Total Warrants (Cost $7,465)	8,306

	Total Investments — 99.9% (Cost $274,670)	390,028
	Other Assets in Excess of Liabilities — 0.1%	452

	NET ASSETS — 100.0%	$390,480

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.6%
Insurance	11.9
Semiconductors & Semiconductor Equipment	10.7
Real Estate Management & Development	10.1
Internet Software & Services	8.0
Diversified Financial Services	5.3
Diversified Telecommunication Services	4.1
Oil, Gas & Consumable Fuels	4.0
Electronic Equipment, Instruments & Components	3.7
Pharmaceuticals	2.2
Technology Hardware, Storage & Peripherals	1.9
Wireless Telecommunication Services	1.7
Capital Markets	1.6

INDUSTRY	PERCENTAGE
Machinery	1.6%
Health Care Providers & Services	1.5
Commercial Services & Supplies	1.5
Road & Rail	1.4
Metals & Mining	1.4
Gas Utilities	1.2
Independent Power & Renewable Electricity Producers	1.2
Automobiles	1.1
Food Products	1.1
Water Utilities	1.1
Food & Staples Retailing	1.0
Others (each less than 1.0%)	5.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan Europe Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
		Australia — 0.9%
1		BHP Billiton plc	33

		Belgium — 2.4%
—	(h)	Anheuser-Busch InBev N.V.	28
—	(h)	Delhaize Group S.A.	25
—	(h)	KBC Groep N.V. (a)	17
—	(h)	Solvay S.A.	24

			94

		Denmark — 2.4%
—	(h)	AP Moeller-Maersk A/S, Class B	22
1		Danske Bank A/S (m)	23
1		Novo Nordisk A/S, Class B	47

			92

		Finland — 1.4%
2		Nokia OYJ	13
2		UPM-Kymmene OYJ	28
—	(h)	Wartsila OYJ Abp	13

			54

		France — 15.3%
—	(h)	Air Liquide S.A.	32
1		Airbus Group N.V.	41
5		Alcatel-Lucent (a)	18
2		AXA S.A.	42
1		BNP Paribas S.A.	48
—	(h)	Cap Gemini S.A.	18
—	(h)	Danone S.A.	5
1		GDF Suez	22
—	(h)	Kering	12
—	(h)	L’Oreal S.A. (a)	21
—	(h)	LVMH Moet Hennessy Louis Vuitton SE	3
2		Natixis S.A.	14
—	(h)	Orange S.A.	7
—	(h)	Publicis Groupe S.A.	22
—	(h)	Renault S.A.	35
1		Sanofi	73
1		Schneider Electric SE	39
—	(h)	Societe Generale S.A.	21
—	(h)	Sodexo S.A.	24
1		Suez Environnement Co.	12
—	(h)	Thales S.A.	25
1		TOTAL S.A.	56
—	(h)	Unibail-Rodamco SE (m)	6
—	(h)	Vivendi S.A.	2

			598

SHARES		SECURITY DESCRIPTION	VALUE($)

		Germany — 12.6%
—	(h)	Allianz SE	53
—	(h)	BASF SE	23
—	(h)	Bayer AG (a)	68
—	(h)	Bayerische Motoren Werke AG	38
—	(h)	Brenntag AG	22
—	(h)	Continental AG (a)	23
—	(h)	Daimler AG	40
—	(h)	Deutsche Bank AG	7
1		Deutsche Post AG	26
2		Deutsche Telekom AG	41
2		E.ON SE	24
—	(h)	HeidelbergCement AG	31
1		Infineon Technologies AG	12
—	(h)	Linde AG	7
1		SAP SE	45
—	(h)	Siemens AG	20
2		Telefonica Deutschland Holding AG (a)	14

			494

		Ireland — 1.4%
1		CRH plc	16
—	(h)	Shire plc	38

			54

		Italy — 3.9%
1		Assicurazioni Generali S.p.A.	20
3		Enel Green Power S.p.A.	7
8		Enel S.p.A.	36
—	(h)	Eni S.p.A.	4
8		Intesa Sanpaolo S.p.A.	27
—	(h)	Luxottica Group S.p.A.	15
14		Telecom Italia S.p.A. (a)	17
4		UniCredit S.p.A.	27

			153

		Luxembourg — 0.5%
2		ArcelorMittal	19

		Netherlands — 6.0%
—	(h)	Akzo Nobel N.V.	18
—	(h)	ASML Holding N.V.	17
—	(h)	Heineken N.V.	30
3		ING Groep N.V., CVA (a)	40
1		Koninklijke KPN N.V.	3
1		NN Group N.V. (a)	19
2		Royal Dutch Shell plc, Class A	73
1		Royal Dutch Shell plc, Class B	34

			234

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Norway — 1.2%
1		DNB ASA	23
1		Telenor ASA	25

			48

		Spain — 5.5%
—	(h)	Amadeus IT Holding S.A., Class A	5
2		Banco Bilbao Vizcaya Argentaria S.A.	17
6		Banco Santander S.A. (a)	49
10		Bankia S.A. (a)	14
3		Distribuidora Internacional de Alimentacion S.A.	24
3		Iberdrola S.A.	19
—	(h)	Inditex S.A.	15
1		Repsol S.A.	25
3		Telefonica S.A.	47

			215

		Sweden — 2.6%
1		Assa Abloy AB, Class B	32
1		Electrolux AB, Series B	17
—	(h)	Hennes & Mauritz AB, Class B	5
1		Nordea Bank AB	10
1		Swedbank AB, Class A	13
1		Tele2 AB, Class B	15
1		Telefonaktiebolaget LM Ericsson, Class B	10

			102

		Switzerland — 14.0%
—	(h)	ABB Ltd. (a)	7
—	(h)	Cie Financiere Richemont S.A.	37
1		Credit Suisse Group AG (a)	16
1		Glencore plc (a)	7
—	(h)	Holcim Ltd. (a)	29
2		Nestle S.A.	131
1		Novartis AG	95
—	(h)	Roche Holding AG	109
—	(h)	Swiss Re AG (a)	23
—	(h)	Syngenta AG	5
3		UBS Group AG (a)	52
—	(h)	Wolseley plc	29
—	(h)	Zurich Insurance Group AG (a)	7

			547

		United Kingdom — 27.1%
3		3i Group plc	27
—	(h)	Anglo American plc	4
—	(h)	ARM Holdings plc	7
—	(h)	Associated British Foods plc	17

SHARES		SECURITY DESCRIPTION	VALUE($)

		United Kingdom — continued
1		AstraZeneca plc (m)	49
4		Aviva plc	28
3		BAE Systems plc (m)	26
12		Barclays plc	46
2		BG Group plc	30
9		BP plc (m)	65
1		British American Tobacco plc	67
2		BT Group plc	14
3		Cobham plc	13
1		Compass Group plc	12
—	(h)	Diageo plc	11
3		Dixons Carphone plc	21
2		GlaxoSmithKline plc	35
1		Hammerson plc (m)	11
7		HSBC Holdings plc	72
1		Imperial Tobacco Group plc	26
—	(h)	Indivior plc (a)	1
7		ITV plc	26
18		Lloyds Banking Group plc	21
—	(h)	Marks & Spencer Group plc	4
1		National Grid plc	16
—	(h)	Next plc	24
—	(h)	Pearson plc	6
1		Persimmon plc (a)	16
2		Prudential plc (m)	47
—	(h)	Randgold Resources Ltd.	5
1		Reckitt Benckiser Group plc (m)	46
1		Rio Tinto plc	35
1		SABMiller plc	38
1		Smith & Nephew plc (m)	17
1		SSE plc	28
1		Standard Chartered plc	10
1		Tesco plc (m)	5
—	(h)	Tullow Oil plc	1
1		Unilever N.V., CVA	36
16		Vodafone Group plc	56
—	(h)	Whitbread plc (m)	25
1		WPP plc	15

			1,059

		Total Common Stocks (Cost $3,794)	3,796

Preferred Stocks — 1.3%
		Germany — 1.3%
—	(h)	Henkel AG & Co. KGaA	34

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	19

JPMorgan Europe Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — continued
		Germany — continued
—	(h)	Volkswagen AG	19

		Total Preferred Stocks (Cost $50)	53

		Total Investments — 98.5% (Cost $3,844)	3,849
		Other Assets in Excess of Liabilities — 1.5% (c)	57

		NET ASSETS — 100.0%	$3,906

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	13.4%
Banks	12.8
Oil, Gas & Consumable Fuels	7.5
Insurance	6.2
Food Products	4.9
Diversified Telecommunication Services	4.4
Automobiles	3.4
Chemicals	2.9
Beverages	2.8
Aerospace & Defense	2.7
Metals & Mining	2.7
Capital Markets	2.6
Tobacco	2.4
Electric Utilities	2.2

INDUSTRY	PERCENTAGE
Household Products	2.1%
Construction Materials	2.0
Multi-Utilities	1.9
Wireless Telecommunication Services	1.8
Media	1.8
Textiles, Apparel & Luxury Goods	1.8
Hotels, Restaurants & Leisure	1.6
Food & Staples Retailing	1.4
Trading Companies & Distributors	1.3
Electrical Equipment	1.2
Software	1.2
Communications Equipment	1.1
Specialty Retail	1.1
Others (each less than 1.0%)	8.8

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	Euro STOXX 50 Index	06/19/15	$40	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 93.1%
	Belgium — 4.8%
91	Anheuser-Busch InBev N.V.	11,132
173	Belgacom S.A.	6,455
75	Delhaize Group S.A.	6,035
168	KBC Groep N.V. (a)	11,077
211	Ontex Group N.V. (a)	6,285
239	Umicore S.A.	11,877

		52,861

	Denmark — 7.1%
350	ISS A/S	11,815
552	Novo Nordisk A/S, Class B	31,010
191	Pandora A/S	19,729
346	Vestas Wind Systems A/S	15,685

		78,239

	France — 19.1%
75	Arkema S.A.	6,032
444	AXA S.A.	11,232
257	BNP Paribas S.A.	16,254
259	Cap Gemini S.A.	23,104
114	Cie Generale des Etablissements Michelin	12,718
8	Dassault Aviation S.A.	11,023
179	Faurecia	8,505
54	Fonciere Des Regions (m)	5,080
2,589	Natixis S.A.	21,431
330	Orange S.A.	5,441
598	Peugeot S.A. (a)	11,297
164	Publicis Groupe S.A.	13,736
108	Renault S.A.	11,370
160	Sanofi	16,282
32	Unibail-Rodamco SE (m)	8,867
70	Valeo S.A.	11,145
287	Vinci S.A.	17,605

		211,122

	Germany — 12.4%
72	Allianz SE	12,237
77	Continental AG (a)	18,061
54	Daimler AG	5,233
292	Deutsche Annington Immobilien SE	9,809
164	Dialog Semiconductor plc (a)	7,415
151	Evonik Industries AG	5,807
75	Hannover Rueck SE	7,637
136	HeidelbergCement AG	10,418
369	K+S AG	12,017
102	Merck KGaA	11,012
61	Muenchener Rueckversicherungs-Gesellschaft AG	11,911

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
224	Nordex SE (a)	4,785
279	OSRAM Licht AG	14,693
102	Symrise AG	6,185

		137,220

	Ireland — 5.5%
36,942	Bank of Ireland (a)	14,281
254	Ryanair Holdings plc, ADR	16,451
176	Shire plc	14,276
515	Smurfit Kappa Group plc	15,775

		60,783

	Italy — 0.8%
2,590	Intesa Sanpaolo S.p.A.	8,701

	Luxembourg — 0.9%
273	APERAM S.A. (a)	10,417

	Netherlands — 6.8%
67	ASML Holding N.V.	7,227
1,680	ING Groep N.V., CVA (a)	25,769
388	Koninklijke Ahold N.V.	7,514
2,401	PostNL N.V. (a)	11,922
93	Randstad Holding N.V.	5,545
544	Wolters Kluwer N.V.	17,614

		75,591

	Norway — 0.3%
324	Entra ASA (e)	3,329

	Spain — 1.7%
86	Acerinox S.A.	1,259
793	Banco Santander S.A.	5,993
337	Endesa S.A.	6,674
298	Telefonica S.A.	4,533

		18,459

	Switzerland — 7.9%
220	Adecco S.A. (a)	17,929
791	Logitech International S.A.	11,878
66	Lonza Group AG (a)	9,339
217	Novartis AG	22,149
41	Roche Holding AG	11,802
88	SFS Group AG (a)	6,744
31	Swiss Life Holding AG (a)	7,351

		87,192

	United Kingdom — 25.8%
796	Ashtead Group plc	13,654
2,196	Auto Trader Group plc (a) (e)	9,168

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	21

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
2,114	Aviva plc	17,009
1,564	Barratt Developments plc (m)	12,407
401	BG Group plc	7,261
177	British American Tobacco plc	9,726
3,259	BT Group plc	22,732
774	Compass Group plc	13,689
341	easyJet plc	9,435
276	Imperial Tobacco Group plc	13,482
2,137	International Consolidated Airlines Group S.A. (a)	17,827
3,364	ITV plc	13,061
501	Land Securities Group plc (m)	9,583
1,486	Legal & General Group plc	5,907
115	Next plc	12,898
407	Persimmon plc (a)	10,567
778	Prudential plc (m)	19,362
223	Reckitt Benckiser Group plc (m)	19,860
433	Reed Elsevier plc	7,166
396	Rio Tinto plc	17,738
4,710	Taylor Wimpey plc (m)	11,960
250	Unilever N.V., CVA	10,910

		285,402

	Total Common Stocks (Cost $934,440)	1,029,316

Preferred Stock — 1.4%
	Germany — 1.4%
137	Henkel AG & Co. KGaA (Cost $14,009)	15,957

Short-Term Investment — 2.3%
	Investment Company — 2.3%
25,299	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $25,299)	25,299

	Total Investments — 96.8% (Cost $973,748)	1,070,572
	Other Assets in Excess of Liabilities — 3.2%	35,136

	NET ASSETS — 100.0%	$1,105,708

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	10.0%
Banks	9.7
Insurance	8.7
Media	4.8
Auto Components	4.7
Airlines	4.1
Chemicals	3.9
Diversified Telecommunication Services	3.7
Household Products	3.3
Electrical Equipment	3.3
Household Durables	3.3
Metals & Mining	2.7
Automobiles	2.6
Real Estate Investment Trusts (REITs)	2.2
Professional Services	2.2
Tobacco	2.2
IT Services	2.2
Textiles, Apparel & Luxury Goods	1.8
Construction & Engineering	1.6
Containers & Packaging	1.5
Semiconductors & Semiconductor Equipment	1.4
Hotels, Restaurants & Leisure	1.3
Trading Companies & Distributors	1.3
Food & Staples Retailing	1.3
Real Estate Management & Development	1.2
Multiline Retail	1.2
Air Freight & Logistics	1.1
Technology Hardware, Storage & Peripherals	1.1
Commercial Services & Supplies	1.1
Beverages	1.0
Aerospace & Defense	1.0
Food Products	1.0
Construction Materials	1.0
Others (each less than 1.0%)	4.1
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 91.2%
	Argentina — 0.6%
18	YPF S.A., ADR	565

	Bermuda — 0.4%
34	Wilson Sons Ltd., BDR	356

	Brazil — 46.5%
623	AMBEV S.A., ADR	3,943
87	Arezzo Industria e Comercio S.A.	709
461	Banco Bradesco S.A., ADR	4,929
199	BB Seguridade Participacoes S.A.	2,295
427	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,752
114	CCR S.A.	628
190	Embraer S.A.	1,487
133	Estacio Participacoes S.A.	791
98	Ez Tec Empreendimentos e Participacoes S.A.	619
144	Gerdau S.A., ADR	484
65	Iochpe-Maxion S.A.	237
484	Itau Unibanco Holding S.A. (Preference Shares), ADR	6,204
133	Kroton Educacional S.A.	489
65	Linx S.A.	944
102	Localiza Rent a Car S.A.	1,199
64	Lojas Renner S.A.	2,228
131	LPS Brasil Consultoria de Imoveis S.A.	247
27	M. Dias Branco S.A.	755
70	Multiplan Empreendimentos Imobiliarios S.A.	1,214
266	Odontoprev S.A.	933
110	Raia Drogasil S.A.	1,246
113	Souza Cruz S.A. (m)	1,001
62	TOTVS S.A.	721
70	Tractebel Energia S.A.	821
69	Transmissora Alianca de Energia Eletrica S.A.	452
63	Ultrapar Participacoes S.A.	1,452
68	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1,058
326	WEG S.A.	1,746

		40,584

	Chile — 2.9%
16,319	Banco Santander Chile	879
211	S.A.C.I. Falabella	1,644

		2,523

	Luxembourg — 0.5%
19	Globant S.A. (a)	405

	Mexico — 28.8%
471	Alfa S.A.B. de C.V., Class A (m)	956
82	America Movil S.A.B. de C.V., Class L, ADR	1,717
309	Cemex S.A.B. de C.V., ADR (a)	2,969

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — continued
491	Concentradora Fibra Hotelera Mexicana S.A. de C.V. (m)	664
585	Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,095
320	Fibra Uno Administracion S.A. de C.V. (m)	798
31	Fomento Economico Mexicano S.A.B. de C.V., ADR (a)	2,768
1,174	Gentera S.A.B. de C.V. (a)	2,005
103	Gruma S.A.B. de C.V., Class B (m)	1,245
365	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (a)	1,822
13	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (a)	1,839
136	Grupo Financiero Banorte S.A.B. de C.V., Class O	773
435	Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	885
294	Infraestructura Energetica Nova S.A.B. de C.V.	1,711
667	Mexichem S.A.B. de C.V.	1,910
147	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	1,688
182	Qualitas Controladora S.A.B. de C.V. (a)	341

		25,186

	Panama — 2.8%
22	Copa Holdings S.A., Class A	2,415

	Peru — 5.3%
22	Credicorp Ltd. (m)	3,396
45	Grana y Montero S.A., ADR	357
29	Intercorp Financial Services, Inc., Series INC (a)	866

		4,619

	Spain — 1.1%
176	Cemex Latam Holdings S.A. (a)	982

	United States — 2.3%
41	First Cash Financial Services, Inc. (a)	1,993

	Total Common Stocks (Cost $79,122)	79,628

Preferred Stocks — 7.3%
	Brazil — 7.3%
165	Alpargatas S.A.	549
146	Banco do Estado do Rio Grande do Sul S.A., Class B	549
29	Cia Brasileira de Distribuicao	965
150	Cia Energetica de Minas Gerais	724
681	Itausa - Investimentos Itau S.A.	2,406
336	Marcopolo S.A.	307
183	Suzano Papel e Celulose S.A.	914

	Total Preferred Stocks (Cost $8,655)	6,414

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	23

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
940	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $940)	940

	Total Investments — 99.6% (Cost $88,717)	86,982
	Other Assets in Excess of Liabilities — 0.4%	364

	NET ASSETS — 100.0%	$87,346

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	24.0%
Beverages	7.7
Transportation Infrastructure	5.3
Consumer Finance	4.6
Construction Materials	4.5
Multiline Retail	4.5
Insurance	3.0
Real Estate Management & Development	2.9
Airlines	2.8
Machinery	2.6
Food & Staples Retailing	2.5
Software	2.4
Construction & Engineering	2.4
Oil, Gas & Consumable Fuels	2.3
Food Products	2.3
Chemicals	2.2

INDUSTRY	PERCENTAGE
Diversified Financial Services	2.0%
Wireless Telecommunication Services	2.0
Gas Utilities	2.0
Aerospace & Defense	1.7
Real Estate Investment Trusts (REITs)	1.7
Diversified Consumer Services	1.5
Textiles, Apparel & Luxury Goods	1.4
Road & Rail	1.4
Electric Utilities	1.4
Commercial Services & Supplies	1.2
Tobacco	1.2
Industrial Conglomerates	1.1
Health Care Providers & Services	1.1
Paper & Forest Products	1.1
Others (each less than 1.0%)	2.1
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CVA	— Dutch Certification
GDR	— Global Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than 1,000 (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Pacific Fund	$8,584	93.3%
China Region Fund	349,216	89.5
Europe Research Enhanced Equity Fund	3,848	99.9
Intrepid European Fund	1,028,822	96.1

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Asia Pacific Fund	China Region Fund		Europe Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$9,203	$390,028		$3,849
Cash	268	1,643		68
Foreign currency, at value	23	847		7
Deposits at broker for futures contracts	—	—		9
Receivables:
Investment securities sold	155	2,258		—
Fund shares sold	25	234		—
Dividends from non-affiliates	5	84		9
Tax reclaims	—	—		3
Due from Adviser	12	—		16
Deferred offering costs	—	—		18

Total Assets	9,691	395,094		3,979

LIABILITIES:
Payables:
Investment securities purchased	60	3,684		—
Fund shares redeemed	61	146		—
Variation margin on futures contracts	—	—		1
Accrued liabilities:
Investment advisory fees	—	376		—
Administration fees	—	18		—
Distribution fees	1	3		—	(a)
Shareholder servicing fees	—	78		—
Custodian and accounting fees	22	255		34
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)
Audit fees	35	27		28
Printing and mailing costs	—	18		8
Other	6	9		2

Total Liabilities	185	4,614		73

Net Assets	$9,506	$390,480		$3,906

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Asia Pacific Fund	China Region Fund	Europe Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$8,108	$268,639	$3,903
Accumulated undistributed (distributions in excess of) net investment income	1	(1,980)	34
Accumulated net realized gains (losses)	(86)	8,460	(35)
Net unrealized appreciation (depreciation)	1,483	115,361	4

Total Net Assets	$9,506	$390,480	$3,906

Net Assets:
Class A	$1,935	$8,204	$50
Class C	346	2,897	50
Select Class	7,225	379,379	3,806

Total	$9,506	$390,480	$3,906

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	97	319	3
Class C	18	116	3
Select Class	362	14,691	256

Net Asset Value (a):
Class A — Redemption price per share	$19.90	$25.69	$14.92
Class C — Offering price per share (b)	19.86	25.10	14.90
Select Class — Offering and redemption price per share	19.96	25.82	14.93
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.00	$27.11	$15.75

Cost of investments in non-affiliates	$7,720	$274,670	$3,844
Cost of foreign currency	23	845	7

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid European Fund		Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$1,045,273		$86,042
Investments in affiliates, at value	25,299		940

Total investment securities, at value	1,070,572		86,982
Cash	99		403
Foreign currency, at value	3,018		19
Receivables:
Investment securities sold	31,831		—
Fund shares sold	4,189		23
Dividends from non-affiliates	4,184		158
Dividends from affiliates	1		—	(a)
Tax reclaims	1,534		—
Due from Administrator	—		—	(a)

Total Assets	1,115,428		87,585

LIABILITIES:
Payables:
Investment securities purchased	7,276		—
Fund shares redeemed	1,306		48
Accrued liabilities:
Investment advisory fees	577		57
Administration fees	73		—
Distribution fees	80		6
Shareholder servicing fees	179		14
Custodian and accounting fees	116		76
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Audit fees	26		30
Other	87		8

Total Liabilities	9,720		239

Net Assets	$1,105,708		$87,346

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$1,285,724	$121,716
Accumulated undistributed (distributions in excess of) net investment income	8,143	317
Accumulated net realized gains (losses)	(285,053)	(32,947)
Net unrealized appreciation (depreciation)	96,894	(1,740)

Total Net Assets	$1,105,708	$87,346

Net Assets:
Class A	$199,213	$19,149
Class B	1,972	—
Class C	65,577	2,679
Institutional Class	363,361	—
Select Class	475,585	65,518

Total	$1,105,708	$87,346

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,948	1,294
Class B	87	—
Class C	2,927	184
Institutional Class	14,113	—
Select Class	18,689	4,397

Net Asset Value (a):
Class A — Redemption price per share	$25.06	$14.80
Class B — Offering price per share (b)	22.67	—
Class C — Offering price per share (b)	22.41	14.52
Institutional Class — Offering and redemption price per share	25.75	—
Select Class — Offering and redemption price per share	25.45	14.90
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.45	$15.62

Cost of investments in non-affiliates	$948,449	$87,777
Cost of investments in affiliates	25,299	940
Cost of foreign currency	3,018	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	29

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	Asia Pacific Fund	China Region Fund	Europe Research Enhanced Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$64	$852	$50
Foreign taxes withheld	(4)	(10)	(5)

Total investment income	60	842	45

EXPENSES:
Investment advisory fees	33	2,158	3
Administration fees	3	142	1
Distribution fees:
Class A	1	7	—	(a)
Class C	1	7	—	(a)
Shareholder servicing fees:
Class A	1	7	—	(a)
Class C	1	2	—	(a)
Select Class	7	423	4
Custodian and accounting fees	44	118	31
Interest expense to affiliates	—	2	—
Professional fees	35	37	33
Trustees’ and Chief Compliance Officer’s fees	— (a)	2	—	(a)
Printing and mailing costs	3	13	4
Registration and filing fees	21	33	—	(a)
Transfer agent fees	3	10	1
Sub-transfer agent fees (See Note 2.J)	1	6	—
Offering costs	—	—	25
Other	3	6	1

Total expenses	157	2,973	103

Less fees waived	(44)	(194)	(8)
Less expense reimbursements	(63)	—	(91)

Net expenses	50	2,779	4

Net investment income (loss)	10	(1,937)	41

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(63)	13,248	(35)
Futures	—	—	18
Foreign currency transactions	(6)	(30)	(2)

Net realized gain (loss)	(69)	13,218	(19)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	594	50,856	151
Futures	—	—	1
Foreign currency translations	— (a)	4	—	(a)

Change in net unrealized appreciation/depreciation	594	50,860	152

Net realized/unrealized gains (losses)	525	64,078	133

Change in net assets resulting from operations	$535	$62,141	$174

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$18,402	$1,163
Dividend income from affiliates	4	— (a)
Foreign taxes withheld	(1,268)	(14)

Total investment income	17,138	1,149

EXPENSES:
Investment advisory fees	3,302	451
Administration fees	417	37
Distribution fees:
Class A	226	26
Class B	10	—
Class C	219	11
Shareholder servicing fees:
Class A	226	26
Class B	3	—
Class C	73	4
Institutional Class	183	—
Select Class	510	83
Custodian and accounting fees	123	56
Interest expense to affiliates	2	— (a)
Professional fees	52	32
Trustees’ and Chief Compliance Officer’s fees	6	— (a)
Printing and mailing costs	35	2
Registration and filing fees	95	35
Transfer agent fees	33	6
Sub-transfer agent fee (See Note 2.J)	213	20
Other	7	5

Total expenses	5,735	794

Less amounts waived	(24)	(104)

Net expenses	5,711	690

Net investment income (loss)	11,427	459

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(47,375)	(4,189)
Futures	1,668	—
Foreign currency transactions	(276)	(4)

Net realized gain (loss)	(45,983)	(4,193)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	88,137	(12,100)
Futures	(100)	—
Foreign currency translations	146	(7)

Change in net unrealized appreciation/depreciation	88,183	(12,107)

Net realized/unrealized gains (losses)	42,200	(16,300)

Change in net assets resulting from operations	$53,627	$(15,841)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Pacific Fund		China Region Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10	$115	$(1,937)	$1,936
Net realized gain (loss)	(69)	266	13,218	27,804
Change in net unrealized appreciation/depreciation	594	(65)	50,860	(4,874)

Change in net assets resulting from operations	535	316	62,141	24,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12)	(9)	(15)	(19)
From net realized gains	(17)	—	(58)	—
Class C
From net investment income	(3)	(2)	—	—
From net realized gains	(6)	—	(24)	—
Select Class
From net investment income	(90)	(60)	(1,927)	(3,313)
From net realized gains	(101)	—	(4,315)	—

Total distributions to shareholders	(229)	(71)	(6,339)	(3,332)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,322	882	(3,487)	(331,509)

NET ASSETS:
Change in net assets	2,628	1,127	52,315	(309,975)
Beginning of period	6,878	5,751	338,165	648,140

End of period	$9,506	$6,878	$390,480	$338,165

Accumulated undistributed (distributions in excess of) net investment income	$1	$96	$(1,980)	$1,899

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Europe Research Enhanced Equity Fund		Intrepid European Fund
	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014 (a)	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41	$2	$11,427	$35,364
Net realized gain (loss)	(19)	(17)	(45,983)	(40,262)
Change in net unrealized appreciation/depreciation	152	(148)	88,183	(54,442)

Change in net assets resulting from operations	174	(163)	53,627	(59,340)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (b)	—	(5,957)	(74)
Class B
From net investment income	—	—	(83)	(1)
Class C
From net investment income	— (b)	—	(1,910)	(8)
Institutional Class
From net investment income	—	—	(15,040)	(2,045)
Select Class
From net investment income	(8)	—	(13,713)	(415)

Total distributions to shareholders	(8)	—	(36,703)	(2,543)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	903	3,000	45,500	401,277

NET ASSETS:
Change in net assets	1,069	2,837	62,424	339,394
Beginning of period	2,837	—	1,043,284	703,890

End of period	$3,906	$2,837	$1,105,708	$1,043,284

Accumulated undistributed (distributions in excess of) net investment income	$34	$1	$8,143	$33,419

(a)	Commencement of operations was September 15, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$459	$870
Net realized gain (loss)	(4,193)	(9,232)
Change in net unrealized appreciation/depreciation	(12,107)	920

Change in net assets resulting from operations	(15,841)	(7,442)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(46)	(167)
Class C
From net investment income	(3)	(7)
Select Class
From net investment income	(366)	(843)

Total distributions to shareholders	(415)	(1,017)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(6,134)	(20,119)

NET ASSETS:
Change in net assets	(22,390)	(28,578)
Beginning of period	109,736	138,314

End of period	$87,346	$109,736

Accumulated undistributed (distributions in excess of) net investment income	$317	$273

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Asia Pacific Fund		China Region Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,163	$539	$3,980	$3,873
Distributions reinvested	29	9	73	19
Cost of shares redeemed	(255)	(390)	(1,053)	(5,897)

Change in net assets resulting from Class A capital transactions	$937	$158	$3,000	$(2,005)

Class C
Proceeds from shares issued	$84	$64	$1,025	$883
Distributions reinvested	9	2	18	—
Cost of shares redeemed	(50)	(95)	(349)	(655)

Change in net assets resulting from Class C capital transactions	$43	$(29)	$694	$228

Select Class
Proceeds from shares issued	$1,534	$1,477	$33,149	$88,795
Distributions reinvested	137	48	183	40
Cost of shares redeemed	(329)	(772)	(40,513)	(418,567)

Change in net assets resulting from Select Class capital transactions	$1,342	$753	$(7,181)	$(329,732)

Total change in net assets resulting from capital transactions	$2,322	$882	$(3,487)	$(331,509)

SHARE TRANSACTIONS:
Class A
Issued	57	29	170	174
Reinvested	2	— (a)	3	1
Redeemed	(13)	(21)	(46)	(278)

Change in Class A Shares	46	8	127	(103)

Class C
Issued	6	4	44	42
Reinvested	— (a)	— (a)	1	—
Redeemed	(3)	(6)	(15)	(33)

Change in Class C Shares	3	(2)	30	9

Select Class
Issued	80	80	1,470	4,264
Reinvested	8	3	9	2
Redeemed	(18)	(40)	(1,769)	(20,152)

Change in Select Class Shares	70	43	(290)	(15,886)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Europe Research Enhanced Equity Fund			Intrepid European Fund
	Six Months Ended April 30, 2015 (Unaudited)		Period Ended October 31, 2014 (a)	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	(b)	$50	$48,280	$229,721
Distributions reinvested	—	(b)	—	5,618	72
Cost of shares redeemed	—		—	(51,004)	(124,537)

Change in net assets resulting from Class A capital transactions	$—	(b)	$50	$2,894	$105,256

Class B
Proceeds from shares issued	$—		$—	$16	$157
Distributions reinvested	—		—	78	1
Cost of shares redeemed	—		—	(1,405)	(2,279)

Change in net assets resulting from Class B capital transactions	$—		$—	$(1,311)	$(2,121)

Class C
Proceeds from shares issued	$—	(b)	$50	$15,908	$60,330
Distributions reinvested	—	(b)	—	1,620	6
Cost of shares redeemed	—		—	(14,834)	(16,131)

Change in net assets resulting from Class C capital transactions	$—	(b)	$50	$2,694	$44,205

Institutional Class
Proceeds from shares issued	$—		$—	$155,467	$532,908
Distributions reinvested	—		—	1,521	53
Cost of shares redeemed	—		—	(171,241)	(384,212)

Change in net assets resulting from Institutional Class capital transactions	$—		$—	$(14,253)	$148,749

Select Class
Proceeds from shares issued	$895		$2,900	$160,096	$512,017
Distributions reinvested	8		—	8,848	92
Cost of shares redeemed	—		—	(113,468)	(406,921)

Change in net assets resulting from Select Class capital transactions	$903		$2,900	$55,476	$105,188

Total change in net assets resulting from capital transactions	$903		$3,000	$45,500	$401,277

(a)	Commencement of operations was September 15, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Europe Research Enhanced Equity Fund			Intrepid European Fund
	Six Months Ended April 30, 2015 (Unaudited)		Period Ended October 31, 2014 (a)	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A
Issued	—	(b)	3	1,968	8,734
Reinvested	—	(b)	—	237	3
Redeemed	—		—	(2,115)	(4,840)

Change in Class A Shares	—	(b)	3	90	3,897

Class B
Issued	—		—	1	7
Reinvested	—		—	4	— (b)
Redeemed	—		—	(65)	(96)

Change in Class B Shares	—		—	(60)	(89)

Class C
Issued	—	(b)	3	726	2,553
Reinvested	—	(b)	—	76	— (b)
Redeemed	—		—	(686)	(713)

Change in Class C Shares	—	(b)	3	116	1,840

Institutional Class
Issued	—		—	6,143	20,431
Reinvested	—		—	62	2
Redeemed	—		—	(6,980)	(15,356)

Change in Institutional Class Shares	—		—	(775)	5,077

Select Class
Issued	61		194	6,538	19,344
Reinvested	1		—	367	4
Redeemed	—		—	(4,636)	(15,993)

Change in Select Class Shares	62		194	2,269	3,355

(a)	Commencement of operations was September 15, 2014.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Latin America Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,442	$21,282
Distributions reinvested	46	162
Cost of shares redeemed	(6,990)	(17,503)

Change in net assets resulting from Class A capital transactions	$(3,502)	$3,941

Class C
Proceeds from shares issued	$333	$1,182
Distributions reinvested	3	6
Cost of shares redeemed	(878)	(1,430)

Change in net assets resulting from Class C capital transactions	$(542)	$(242)

Select Class
Proceeds from shares issued	$6,843	$19,549
Distributions reinvested	351	646
Cost of shares redeemed	(9,284)	(44,013)

Change in net assets resulting from Select Class capital transactions	$(2,090)	$(23,818)

Total change in net assets resulting from capital transactions	$(6,134)	$(20,119)

SHARE TRANSACTIONS:
Class A
Issued	229	1,192
Reinvested	3	10
Redeemed	(464)	(1,013)

Change in Class A Shares	(232)	189

Class C
Issued	22	67
Reinvested	— (a)	— (a)
Redeemed	(59)	(83)

Change in Class C Shares	(37)	(16)

Select Class
Issued	463	1,104
Reinvested	23	37
Redeemed	(603)	(2,495)

Change in Select Class Shares	(117)	(1,354)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Asia Pacific Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$19.14	$0.01	(f)	$1.36	$1.37	$(0.26)	$(0.35)	$(0.61)
Year Ended October 31, 2014	18.54	0.28	(f)	0.52	0.80	(0.20)	—	(0.20)
Year Ended October 31, 2013	16.22	0.24		2.30	2.54	(0.22)	—	(0.22)
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.09	1.22	—	—	—

Class C
Six Months Ended April 30, 2015 (Unaudited)	19.07	(0.04	)(f)	1.36	1.32	(0.18)	(0.35)	(0.53)
Year Ended October 31, 2014	18.47	0.19	(f)	0.51	0.70	(0.10)	—	(0.10)
Year Ended October 31, 2013	16.15	0.16		2.28	2.44	(0.12)	—	(0.12)
November 30, 2011 (h) through October 31, 2012	15.00	0.05		1.10	1.15	—	—	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	19.22	0.03	(f)	1.36	1.39	(0.30)	(0.35)	(0.65)
Year Ended October 31, 2014	18.61	0.36	(f)	0.49	0.85	(0.24)	—	(0.24)
Year Ended October 31, 2013	16.26	0.25		2.34	2.59	(0.24)	—	(0.24)
November 30, 2011 (h) through October 31, 2012	15.00	0.16		1.10	1.26	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2013 and October 31, 2012.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$19.90	7.52%	$1,935	1.55%		0.05%		4.57%		39%
19.14	4.37	968	1.55		1.50		4.50		73
18.54	15.79	792	1.55	(g)	1.44	(g)	6.50	(g)	89
16.22	8.13	233	1.62	(g)	1.81	(g)	13.29	(g)	215

19.86	7.24	346	2.05		(0.39)		5.05		39
19.07	3.83	288	2.05		1.02		5.09		73
18.47	15.20	315	2.05	(g)	0.71	(g)	7.07	(g)	89
16.15	7.67	55	2.21	(g)	0.38	(g)	11.03	(g)	215

19.96	7.64	7,225	1.30		0.37		4.24		39
19.22	4.64	5,622	1.30		1.91		4.28		73
18.61	16.06	4,644	1.30	(g)	1.55	(g)	6.59	(g)	89
16.26	8.40	3,177	1.46	(g)	1.13	(g)	10.30	(g)	215

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$22.02	$(0.15	)(f)	$4.18	$4.03	$(0.07)	$(0.29)	$(0.36)	$—
Year Ended October 31, 2014	20.62	0.09	(f)(g)	1.37	1.46	(0.06)	—	(0.06)	—
Year Ended October 31, 2013	17.73	0.08	(f)	2.81	2.89	—	—	—	—
Year Ended October 31, 2012	16.64	0.10	(f)	1.13	1.23	(0.14)	—	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(f)	(3.18)	(3.06)	(0.03)	—	(0.03)	—	(h)
Year Ended October 31, 2010	16.68	0.04	(f)	3.07	3.11	(0.07)	—	(0.07)	0.01

Class C
Six Months Ended April 30, 2015 (Unaudited)	21.50	(0.20	)(f)	4.09	3.89	—	(0.29)	(0.29)	—
Year Ended October 31, 2014	20.18	0.03	(f)(g)	1.29	1.32	—	—	—	—
Year Ended October 31, 2013	17.43	0.01	(f)	2.74	2.75	—	—	—	—
Year Ended October 31, 2012	16.31	—	(f)(h)	1.13	1.13	(0.01)	—	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(f)	(3.11)	(3.10)	—	—	—	—	(h)
Year Ended October 31, 2010	16.48	(0.07	)(f)	3.04	2.97	(0.05)	—	(0.05)	0.01

Select Class
Six Months Ended April 30, 2015 (Unaudited)	22.17	(0.13	)(f)	4.20	4.07	(0.13)	(0.29)	(0.42)	—
Year Ended October 31, 2014	20.75	0.09	(f)(g)	1.44	1.53	(0.11)	—	(0.11)	—
Year Ended October 31, 2013	17.84	0.22	(f)	2.74	2.96	(0.05)	—	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(f)	1.15	1.27	(0.18)	—	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(f)	(3.19)	(3.04)	(0.08)	—	(0.08)	—	(h)
Year Ended October 31, 2010	16.78	0.10	(f)	3.08	3.18	(0.10)	—	(0.10)	0.01

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$25.69	18.64%	$8,204	1.85%	(1.34)%	2.08%	47%
22.02	7.12	4,237	1.85	0.42 (g)	2.02	72
20.62	16.30	6,079	1.85	0.44	2.29	72
17.73	7.51	3,138	1.98	0.61	5.40	85
16.64	(15.52)	3,590	2.00	0.59	3.55	83
19.73	18.76	4,479	2.00	0.22	3.89	79

25.10	18.36	2,897	2.35	(1.85)	2.53	47
21.50	6.54	1,857	2.35	0.15 (g)	2.52	72
20.18	15.78	1,550	2.35	0.03	2.82	72
17.43	6.97	1,441	2.48	(0.01)	5.89	85
16.31	(15.97)	1,875	2.50	0.06	4.05	83
19.41	18.16	2,293	2.50	(0.39)	4.36	79

25.82	18.73	379,379	1.60	(1.11)	1.71	47
22.17	7.39	332,071	1.60	0.43 (g)	1.76	72
20.75	16.62	640,511	1.60	1.13	1.82	72
17.84	7.78	4,483	1.73	0.70	5.15	85
16.75	(15.35)	4,369	1.75	0.76	3.32	83
19.87	19.08	6,984	1.75	0.55	3.65	79

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Europe Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$14.18	$0.17	(g)	$0.60	$0.77	$(0.03)
September 15, 2014 (h) through October 31, 2014	15.00	0.01		(0.83)	(0.82)	—

Class C
Six Months Ended April 30, 2015 (Unaudited)	14.17	0.13	(g)	0.61	0.74	(0.01)
September 15, 2014 (h) through October 31, 2014	15.00	—	(i)	(0.83)	(0.83)	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	14.18	0.19	(g)	0.60	0.79	(0.04)
September 15, 2014 (h) through October 31, 2014	15.00	0.01		(0.83)	(0.82)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended April 30, 2015 and October 31, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$14.92	5.45%	$50	0.60%	2.36%	6.82%	17%
14.18	(5.47)	48	0.60	0.34	23.46	4

14.90	5.22	50	1.10	1.85	7.33	17
14.17	(5.53)	47	1.10	(0.16)	23.96	4

14.93	5.60	3,806	0.35	2.70	6.63	17
14.18	(5.47)	2,742	0.35	0.59	23.21	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$24.54	$0.23	(f)	$1.10	$1.33	$(0.81)	$—
Year Ended October 31, 2014	24.79	0.66	(f)	(0.90)	(0.24)	(0.01)	—
Year Ended October 31, 2013	17.89	0.27	(f)	6.87	7.14	(0.24)	—
Year Ended October 31, 2012	16.98	0.26	(f)(g)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(f)	(1.28)	(1.01)	(0.29)	—	(h)
Year Ended October 31, 2010	17.03	0.18	(f)	1.43	1.61	(0.36)	—	(h)

Class B
Six Months Ended April 30, 2015 (Unaudited)	22.16	0.11	(f)	1.03	1.14	(0.63)	—
Year Ended October 31, 2014	22.48	0.41	(f)	(0.72)	(0.31)	(0.01)	—
Year Ended October 31, 2013	16.23	0.20	(f)	6.18	6.38	(0.13)	—
Year Ended October 31, 2012	15.43	0.22	(f)(g)	1.02	1.24	(0.44)	—
Year Ended October 31, 2011	16.63	0.16	(f)	(1.16)	(1.00)	(0.20)	—	(h)
Year Ended October 31, 2010	15.54	0.09	(f)	1.29	1.38	(0.29)	—	(h)

Class C
Six Months Ended April 30, 2015 (Unaudited)	21.99	0.16	(f)	0.98	1.14	(0.72)	—
Year Ended October 31, 2014	22.32	0.47	(f)	(0.79)	(0.32)	(0.01)	—
Year Ended October 31, 2013	16.11	0.18	(f)	6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(f)(g)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(f)	(1.16)	(1.00)	(0.20)	—	(h)
Year Ended October 31, 2010	15.43	0.09	(f)	1.30	1.39	(0.29)	—	(h)

Institutional Class
Six Months Ended April 30, 2015 (Unaudited)	25.23	0.29	(f)	1.15	1.44	(0.92)	—
Year Ended October 31, 2014	25.46	0.79	(f)	(0.93)	(0.14)	(0.09)	—
Year Ended October 31, 2013	18.35	0.22	(f)	7.20	7.42	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(f)(g)	1.17	1.57	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(f)	(1.32)	(0.95)	(0.38)	—	(h)
Year Ended October 31, 2010	17.46	0.27	(f)	1.46	1.73	(0.44)	—	(h)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	24.95	0.29	(f)	1.10	1.39	(0.89)	—
Year Ended October 31, 2014	25.18	0.71	(f)	(0.88)	(0.17)	(0.06)	—
Year Ended October 31, 2013	18.15	0.22	(f)	7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(f)(g)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(f)	(1.30)	(0.98)	(0.32)	—	(h)
Year Ended October 31, 2010	17.26	0.23	(f)	1.45	1.68	(0.40)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.21, $0.39 and $0.37 for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.37%, 1.39%, 2.28% and 2.20% for Class A, Class B, Class C, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$25.06	5.60%	$199,213	1.43%	1.93%		1.43%	95%
24.54	(0.95)	192,865	1.30	2.55		1.31	197
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(g)	1.74	297
16.98	(5.67)	61,113	1.49	1.45		1.66	360
18.28	9.58	88,859	1.49	1.05		1.66	381

22.67	5.30	1,972	1.99	1.05		2.03	95
22.16	(1.40)	3,247	1.80	1.75		1.81	197
22.48	39.54	5,302	1.97	1.04		2.29	253
16.23	8.53	5,047	2.00	1.47	(g)	2.26	297
15.43	(6.12)	6,573	1.99	0.93		2.16	360
16.63	8.98	9,917	1.99	0.57		2.16	381

22.41	5.38	65,577	1.91	1.47		1.92	95
21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(g)	2.26	297
15.33	(6.13)	11,605	1.99	0.93		2.16	360
16.53	9.10	17,873	1.99	0.56		2.16	381

25.75	5.83	363,361	0.90	2.37		0.91	95
25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(g)	1.35	297
17.42	(5.20)	11,913	1.00	1.96		1.25	360
18.75	10.10	13,271	1.00	1.57		1.27	381

25.45	5.80	475,585	1.07	2.40		1.08	95
24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(g)	1.51	297
17.24	(5.43)	17,629	1.23	1.71		1.40	360
18.54	9.90	22,794	1.25	1.38		1.42	381

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$17.43	$0.06	(f)	$(2.66)	$(2.60)	$(0.03)	$—
Year Ended October 31, 2014	18.47	0.10	(f)	(1.02)	(0.92)	(0.12)	—
Year Ended October 31, 2013	18.46	0.10	(f)	(0.05)	0.05	(0.04)	—
Year Ended October 31, 2012	18.88	0.10	(f)	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(f)	(2.71)	(2.57)	—	0.02
Year Ended October 31, 2010	16.05	(0.02	)(f)	5.87	5.85	(0.50)	0.03

Class C
Six Months Ended April 30, 2015 (Unaudited)	17.11	0.03	(f)	(2.61)	(2.58)	(0.01)	—
Year Ended October 31, 2014	18.12	0.02	(f)	(1.00)	(0.98)	(0.03)	—
Year Ended October 31, 2013	18.21	0.01	(f)	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(f)	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(f)	(2.69)	(2.65)	—	0.02
Year Ended October 31, 2010	16.01	(0.09	)(f)	5.84	5.75	(0.44)	0.03

Select Class
Six Months Ended April 30, 2015 (Unaudited)	17.58	0.08	(f)	(2.68)	(2.60)	(0.08)	—
Year Ended October 31, 2014	18.63	0.16	(f)	(1.04)	(0.88)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(f)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(f)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(f)	(2.71)	(2.51)	—	0.01
Year Ended October 31, 2010	16.06	(0.03	)(f)	5.95	5.92	(0.52)	0.02

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.80	(14.91)%	$19,149	1.70%	0.84%	2.03%	10%
17.43	(4.98)	26,591	1.70	0.55	1.89	58
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53
21.43	37.51	12,218	1.88	(0.10)	2.93	85

14.52	(15.06)	2,679	2.20	0.34	2.54	10
17.11	(5.42)	3,778	2.20	0.11	2.39	58
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53
21.35	36.80	4,053	2.38	(0.51)	3.44	85

14.90	(14.78)	65,518	1.45	1.11	1.64	10
17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53
21.48	37.87	41,521	1.55	(0.14)	2.33	85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 5 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Pacific Fund	Class A, Class C and Select Class	Non-Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
Europe Research Enhanced Equity Fund	Class A, Class C and Select Class	Diversified
Intrepid European Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C and Select Class	Non-Diversified

The Europe Research Enhanced Equity Fund commenced operations on September 15, 2014. Currently, Class A and Class C Shares of the Fund are not publicly offered for investment.

The investment objectives of the Funds are as follows:

The Asia Pacific Fund seeks to provide long-term capital growth.

The China Region Fund and Latin America Fund will seek long-term capital growth.

The Europe Research Enhanced Equity Fund seeks to provide long-term capital appreciation.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). On June 19, 2015, all Class B Shares automatically converted to Class A Shares of the Fund. Prior to June 19, 2015 Class B Shares automatically converted to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

50	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable for inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Pacific Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$1,792		$—		$1,792
China	97	1,743		—		1,840
Hong Kong	35	1,634		—		1,669
India	169	38		—		207
Indonesia	—	205		—		205
Malaysia	—	56		—		56
New Zealand	—	74		—		74
Philippines	—	229		—		229
Singapore	—	183		—		183
South Korea	—	1,273		72		1,345
Taiwan	—	921		—		921
Thailand	166	—		—		166
United Kingdom	—	57		—		57

Total Common Stocks	467	8,205		72		8,744

Rights
India	—	—	(a)	—		—	(a)
Structured Instruments
India	—	459		—		459

Total Investments in Securities	$467	$8,664		$72	*	$9,203

*	Level 3 investments that are valued by brokers and pricing services. At April 30, 2015, the value of these investments was approximately $72,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$13,626	$181,034	$—	$194,660
Hong Kong	9,369	90,703	—	100,072
Taiwan	28,814	58,176	—	86,990

Total Common Stocks	51,809	329,913	—	381,722

Warrants
China	—	8,306	—	8,306

Total Investments in Securities	$51,809	$338,219	$—	$390,028

Europe Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$33	$—	$33
Belgium	—	94	—	94
Denmark	—	92	—	92
Finland	—	54	—	54
France	—	598	—	598
Germany	—	494	—	494
Ireland	—	54	—	54
Italy	—	153	—	153
Luxembourg	—	19	—	19
Netherlands	—	234	—	234
Norway	—	48	—	48
Spain	—	215	—	215
Sweden	—	102	—	102
Switzerland	—	547	—	547
United Kingdom	1	1,058	—	1,059

Total Common Stocks	1	3,795	—	3,796

Preferred Stocks
Germany	—	53	—	53

Total Investments in Securities	$1	$3,848	$—	$3,849

Depreciation in Other Financial Instruments
Futures Contracts	$(1)	$—	$—	$(1)

52	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

Intrepid European Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$—	$52,861	$—	$52,861
Denmark	—	78,239	—	78,239
France	—	211,122	—	211,122
Germany	—	137,220	—	137,220
Ireland	16,451	44,332	—	60,783
Italy	—	8,701	—	8,701
Luxembourg	—	10,417	—	10,417
Netherlands	—	75,591	—	75,591
Norway	3,329	—	—	3,329
Spain	—	18,459	—	18,459
Switzerland	—	87,192	—	87,192
United Kingdom	9,168	276,234	—	285,402

Total Common Stocks	28,950	1,000,366	—	1,029,316

Preferred Stocks
Germany	—	15,957	—	15,957
Short-Term Investment
Investment Company	25,299	—	—	25,299

Total Investments in Securities	$54,249	$1,016,323	$—	$1,070,572

Latin America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$86,982	$—	$—	$86,982

(a)	Amount rounds to less than $1,000.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for country specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Asia Pacific Fund	Balance as of October 31, 2014	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015
Common Stock — Consumer Staples	$—	$—	(a)	$29	$—	$8	$(12)	$47	$—	$72

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to approximately $29,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

The following are the values and percentages of net assets of illiquid securities as of April 30, 2015 (amounts in thousands):

	Value	Percentage
Asia Pacific Fund	$72	0.8%

C. Futures Contracts — Europe Research Enhanced Equity Fund and Intrepid European Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2015 (amounts in thousands):

	Europe Research Enhanced Equity Fund	Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$50	$16,235
Ending Notional Balance Long	40	—

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Asia Pacific Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward currency exchange contract with the same counterparty upon settlement.

54	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

As of April 30, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended April 30, 2015 (amounts in thousands):

	Asia Pacific Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$10	(a)
Ending Settlement Value Purchased	—

(a)	For the period January 1, 2015 through January 31, 2015.

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Europe Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Depreciation	$(1)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2015, by primary underlying risk exposure (amounts in thousands):

Asia Pacific Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

(a)	Amount rounds to less than $1,000.

Europe Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$18

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contracts	Futures Contracts
Equity contracts	$1

The Funds’ derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Asia Pacific Fund invests in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Fund will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Fund to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included on the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Offering and Organizational Costs — Total offering costs of approximately $48,000 paid in connection with the offering of shares of Europe Research Enhanced Equity Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the six months ended April 30, 2015, total offering costs amortized were approximately $25,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

56	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2015 are as follows (amounts in thousands):

	Class A	Class B	Class C		Institutional Class	Select Class
Asia Pacific Fund	$1	n/a	$—	(a)	n/a	$—	(a)
China Region Fund	3	n/a	1		n/a	2
Intrepid European Fund	115	$3	33		$8	54
Latin America Fund	15	n/a	2		n/a	3

(a)	Amount rounds to less than $1,000.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required on the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.90%
China Region Fund	1.25
Europe Research Enhanced Equity Fund	0.20
Intrepid European Fund	0.65
Latin America Fund	1.00

The Adviser, on behalf of Asia Pacific Fund and China Region Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser.

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.40%
China Region Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Pacific Fund	0.25%	n/a	0.75%
China Region Fund	0.25	n/a	0.75
Europe Research Enhanced Equity Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Asia Pacific Fund	$—	(a)	$—
China Region Fund	3		—
Intrepid European Fund	62		3
Latin America Fund	1		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	0.25%	n/a	0.25%	n/a	0.25%
China Region Fund	0.25	n/a	0.25	n/a	0.25
Europe Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10%	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

58	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	1.55%	n/a	2.05%	n/a	1.30%
China Region Fund	1.85	n/a	2.35	n/a	1.60
Europe Research Enhanced Equity Fund	0.60	n/a	1.10	n/a	0.35
Intrepid European Fund	1.50	2.00%	2.00	1.00%	1.25
Latin America Fund	1.70	n/a	2.20	n/a	1.45

The expense limitation agreements were in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Asia Pacific Fund	$33	$3	$8		$44		$63
China Region Fund	114	76	4		194		—
Europe Research Enhanced Equity Fund	3	1	4		8		91
Intrepid European Fund	—	—	—	(a)	—	(a)	—
Latin America Fund	54	33	16		103		—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were as follows (amounts in thousands):

Intrepid European Fund	$24
Latin America Fund	1

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Europe Research Enhanced Equity Fund	$—	(a)
Intrepid European Fund	55
Latin America Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Pacific Fund	$4,590	$2,740
China Region Fund	161,492	177,141
Europe Research Enhanced Equity Fund	1,467	500
Intrepid European Fund	947,442	944,983
Latin America Fund	9,156	14,586

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$7,720	$1,588	$105	$1,483
China Region Fund	274,670	117,101	1,743	115,358
Europe Research Enhanced Equity Fund	3,844	131	126	5
Intrepid European Fund	973,748	104,744	7,920	96,824
Latin America Fund	88,717	9,944	11,679	(1,735)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Europe Research Enhanced Equity Fund	$(17)	$(1)
Intrepid European Fund	(25,339)	—
Latin America Fund	(11,570)	(9,403)

At October 31, 2014, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2019	Total
Intrepid European Fund	$97,190	$98,909	$—	$196,099
Latin America Fund	1,454	2,277	3,482	7,213

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

60	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months ended April 30, 2015.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Asia Pacific Fund, China Region Fund and Intrepid European Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain of the Funds as follows:

J.P. Morgan Investor Funds
Intrepid European Fund	23.0%
Latin America Fund	62.9

As of April 30, 2015, the Adviser owns a significant portion of the Asia Pacific Fund and Europe Research Enhanced Equity Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, substantially all of the Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Asia Pacific Fund invests in securities of foreign companies located throughout the Asia Pacific Region. The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

As of April 30, 2015, the Funds had the following country allocations representing greater than 10% of total investments:

	Australia	Brazil	China	France	Germany	Hong Kong	Mexico	South Korea	Switzerland	Taiwan	United Kingdom
Asia Pacific Fund	19.5%	—	20.0%	—	—	18.2%	—	14.6%	—	10.0%	—
China Region Fund	—	—	52.0	—	—	25.7	—	—	—	22.3	—
Europe Research Enhanced Equity Fund	—	—	—	15.5%	14.2%	—	—	—	14.2%	—	27.5%
Intrepid European Fund	—	—	—	19.7	14.3	—	—	—	—	—	26.7
Latin America Fund	—	54.0%	—	—	—	—	29.0%	—	—	—	—

8. Subsequent Events

At their meeting in May 2015, the Board of European Research Enhanced Equity Fund approved the liquidation of the Fund which will occur on or about June 15, 2015.

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	61

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Asia Pacific Fund
Class A
Actual	$1,000.00	$1,075.20	$7.98	1.55%
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	1,072.40	10.53	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Select Class
Actual	1,000.00	1,076.40	6.69	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30

China Region Fund
Class A
Actual	1,000.00	1,186.40	10.03	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class C
Actual	1,000.00	1,183.60	12.72	2.35
Hypothetical	1,000.00	1,013.14	11.73	2.35
Select Class
Actual	1,000.00	1,187.30	8.68	1.60
Hypothetical	1,000.00	1,016.86	8.00	1.60

Europe Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,054.50	3.06	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class C
Actual	1,000.00	1,052.20	5.60	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

62	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Europe Research Enhanced Equity Fund (continued)
Select Class
Actual	$1,000.00	$1,056.00	$1.78	0.35%
Hypothetical	1,000.00	1,023.44	1.79	0.35

Intrepid European Fund
Class A
Actual	1,000.00	1,056.00	7.29	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class B
Actual	1,000.00	1,053.00	10.13	1.99
Hypothetical	1,000.00	1,014.93	9.94	1.99
Class C
Actual	1,000.00	1,053.80	9.73	1.91
Hypothetical	1,000.00	1,015.32	9.54	1.91
Institutional Class
Actual	1,000.00	1,058.30	4.59	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Select Class
Actual	1,000.00	1,058.00	5.46	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07

Latin America Fund
Class A
Actual	1,000.00	850.90	7.80	1.70
Hypothetical	1,000.00	1,016.36	8.50	1.70
Class C
Actual	1,000.00	849.40	10.09	2.20
Hypothetical	1,000.00	1,013.88	10.99	2.20
Select Class
Actual	1,000.00	852.20	6.66	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	63

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2014, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Pacific Fund	$195	$13
China Region Fund	9,112	850
Europe Research Enhanced Equity Fund	3	1
Intrepid European Fund	48,719	3,723
Latin America Fund	2,615	83

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2014. These shareholders should refer to their 2014 Form 1099-DIV for the foreign tax paid.

64	J.P. MORGAN COUNTRY/REGION FUNDS	APRIL 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-INTEQ-CO-415

Semi-Annual Report

J.P. Morgan SMA Funds

April 30, 2015 (Unaudited)

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	1

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	2.69%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	5.35%

Net Assets as of 4/30/2015 (In Thousands)	$115,328

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depositary Receipts.

HOW DID THE MARKET PERFORM?

During the six months ended April 30, 2015, increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve ended its own asset purchasing program but held interest rates at historical lows. U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity.

Slowing growth in China drove uncertainty across emerging markets. However, the Chinese central bank took several actions aimed at stabilizing a deceleration of growth to a moderate pace. During the six month period, Chinese equity prices provided positive returns and the Shanghai Composite Index closed at a seven year high in late April.

Falling energy prices for much of the six month period also provided a boost for other emerging market nations, including India, Brazil, South Africa and Turkey. Russia, which is an energy exporting nation, was hurt by low global oil prices as well as continued economic sanctions imposed by the West.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2015.

The Fund’s security selection in the consumer non-durables and property sectors detracted from performance relative to the Benchmark, while its overweight position and security selection in the autos sector and its underweight position in the energy sector made a positive contribution to relative performance.

Individual detractors from the Fund’s performance relative to the Benchmark included the Fund’s overweight positions in Mazda Motor Corp., Sands China Ltd. and First Quantum Minerals Ltd. Shares of Mazda, a Japanese automaker, came under pressure amid disappointing earnings due to one-time costs and unfavorable foreign-exchange rate movements. Shares of Sands China, a developer-operator of resort casinos in Macau, fell as Chinese government efforts to quell corruption reduced casino traffic among wealthy customers. Shares of First Quantum, a metals mining company, declined on weakness in global commodities prices.

Individual contributors to the Fund’s relative performance included its overweight positions in Renault SA, Japan Airlines Co. and KBC Groupe SA. Shares of Renault, a French automaker, rose as European auto sales picked up and the company continued to cut costs. Shares of Japan Airlines rose amid lower fuel prices, higher earnings and an increase in the airline’s dividend. Shares of KBC Groupe, a Belgian insurance and banking company, strengthened on the back of strong earnings and revenue and upgrades to its debt rating.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent values.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Electrolux AB, Series B (Sweden)	6.0%
2.	Samsung Electronics Co., Ltd. (South Korea)	5.9
3.	Renault S.A. (France)	5.7
4.	Mitsui Fudosan Co., Ltd. (Japan)	5.0
5.	Solvay S.A. (Belgium)	4.7
6.	Daimler AG (Germany)	4.6
7.	Daiwa House Industry Co., Ltd. (Japan)	4.2
8.	Japan Airlines Co., Ltd. (Japan)	3.8
9.	Sodexo S.A. (France)	3.7
10.	DNB ASA (Norway)	3.6

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	28.7%
Germany	13.6
France	11.3
Belgium	7.4
Sweden	6.0
South Korea	5.9
Italy	5.8
Australia	5.6
United Kingdom	3.8
Norway	3.6
Finland	3.3
Netherlands	2.8
Spain	2.2

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	August 17, 2007	2.69%	(5.99)%	5.99%	4.93%	0.33%

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/17/07 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Reporting Period Return:
Fund*	(1.85)%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	0.84%
Tax Aware Real Return Composite Benchmark**	(1.12)%

Net Assets as of 4/30/2015 (In Thousands)	$14,359

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute return and underperformed both the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Composite Benchmark for the six months ended April 30, 2015.

The Fund’s hedge against inflation detracted from performance relative to the Benchmark as inflation swaps declined during the period due to negative inflation driven by declining oil and gas prices. The Benchmark is not protected against inflation. The Fund’s bias to higher quality rated debt securities also detracted from relative performance as lower rated bonds generally outperformed higher rated bonds.

The Fund’s overweight to the 6-to-7 year duration sector of the bond market, which was the best performing bond sector during the six month period, made a positive contribution to performance. Additionally, the Fund’s overweight position in the water & sewer sector made a positive contribution to performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the portfolio managers increased the Fund’s longer-dated inflation exposure in response to what they believed were attractive valuations and a more favorable near-term inflation profile.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds. The Fund’s portfolio managers believe that matching the duration, which measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates, of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

PORTFOLIO COMPOSITION****
Municipal Bonds	88.7%
Short-Term Investment	11.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	May 31, 2007
Before Taxes		(1.85)%	(1.15)%	(0.01)%	2.14%	3.33%
After Taxes on Distributions		(1.85)	(1.15)	(0.01)	2.14	3.33
After Taxes on Distributions and Sale of Fund Shares		(0.36)	0.69	0.65	2.31	3.31

*	Not annualized.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Tax Aware Real Return Composite Benchmark, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Tax Aware Real Return Composite Benchmark and the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays U.S. 1-15 Year Blend

(1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Australia — 5.5%
562	Goodman Group (m)	2,756
558	Oil Search Ltd.	3,542

		6,298

	Belgium — 7.2%
46	KBC Groep N.V. (a)	3,052
36	Solvay S.A.	5,287

		8,339

	Finland — 3.1%
198	UPM-Kymmene OYJ	3,575

	France — 11.1%
25	Cap Gemini S.A.	2,196
61	Renault S.A.	6,450
41	Sodexo S.A.	4,137

		12,783

	Germany — 13.3%
56	Brenntag AG	3,370
54	Daimler AG	5,234
36	HeidelbergCement AG	2,752
216	TUI AG	4,026

		15,382

	Italy — 5.7%
184	Assicurazioni Generali S.p.A.	3,598
409	UniCredit S.p.A.	2,934

		6,532

	Japan — 28.1%
31	Daikin Industries Ltd.	2,088
214	Daiwa House Industry Co., Ltd.	4,771
27	Dentsu, Inc.	1,259
128	Japan Airlines Co., Ltd.	4,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — Continued
570	Kawasaki Heavy Industries Ltd.	2,938
117	Mazda Motor Corp.	2,299
190	Mitsui Fudosan Co., Ltd.	5,632
769	Mitsui OSK Lines Ltd.	2,715
124	Sompo Japan Nipponkoa Holdings, Inc.	4,035
101	Yamaha Motor Co., Ltd.	2,379

		32,384

	Netherlands — 2.8%
109	NN Group N.V. (a)	3,181

	Norway — 3.5%
230	DNB ASA	4,079

	South Korea — 5.8%
5	Samsung Electronics Co., Ltd.	6,667

	Spain — 2.2%
1,796	Bankia S.A. (a)	2,508

	Sweden — 5.8%
225	Electrolux AB, Series B	6,742

	United Kingdom — 3.7%
349	Dixons Carphone plc	2,262
38	SABMiller plc	2,008

		4,270

	Total Common Stock (Cost $100,918)	112,740

	Total Investments — 97.8% (Cost $100,918)	112,740
	Other Assets in Excess of Liabilities — 2.2% (c)	2,588

	NET ASSETS — 100.0%	$115,328

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Automobiles	14.5%
Banks	11.2
Insurance	9.6
Real Estate Management & Development	9.2
Hotels, Restaurants & Leisure	7.2
Household Durables	6.0
Technology Hardware, Storage & Peripherals	5.9
Chemicals	4.7
Airlines	3.8
Paper & Forest Products	3.2
Oil, Gas & Consumable Fuels	3.1

INDUSTRY	PERCENTAGE
Trading Companies & Distributors	3.0%
Machinery	2.6
Real Estate Investment Trusts (REITs)	2.4
Construction Materials	2.4
Marine	2.4
Specialty Retail	2.0
IT Services	2.0
Building Products	1.9
Beverages	1.8
Media	1.1

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,518,664	JPY	Royal Bank of Canada	05/07/15	$12,767	$12,719	$48

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 93.8% (t)
	Arizona — 0.6%
	General Obligation — 0.6%
85	Maricopa County Madison Elementary School District No. 38, School Improvement, Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	90

	California — 1.3%
	Education — 0.5%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	67

	Other Revenue — 0.8%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	88
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	31

		119

	Total California	186

	Colorado — 2.6%
	General Obligation — 2.6%
305	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	370

	Connecticut — 3.4%
	General Obligation — 0.4%
50	State of Connecticut, Series E, GO, 5.000%, 12/15/16	53

	Utility — 3.0%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20	121
150	Series A, Rev., 6.000%, 08/15/21	186
100	Series A, Rev., 6.000%, 08/15/22	126

		433

	Total Connecticut	486

	District of Columbia — 1.2%
	General Obligation — 0.1%
20	District of Columbia, Series C, GO, AGM, 5.000%, 06/01/15	20

	Other Revenue — 1.1%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	152

	Total District of Columbia	172

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 4.3%
	General Obligation — 4.1%
500	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	591

	Water & Sewer — 0.2%
25	Seminole County, Water & Sewer, Rev., 5.000%, 10/01/18	25

	Total Florida	616

	Georgia — 2.7%
	Water & Sewer — 2.7%
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	313
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	68

	Total Georgia	381

	Hawaii — 2.3%
	General Obligation — 2.3%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	337

	Idaho — 0.4%
	Water & Sewer — 0.4%
50	Idaho Bond Bank Authority, Series B, Rev., NATL-RE, 5.000%, 09/15/15	51

	Illinois — 3.0%
	General Obligation — 1.8%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	66
165	Cook County Forest Preserve District, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	191

		257

	Prerefunded — 1.2%
150	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	171

	Total Illinois	428

	Indiana — 0.8%
	Education — 0.8%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	121

	Louisiana — 1.6%
	Prerefunded — 1.6%
200	Terrebonne Parish, Public Improvement, Series ST, Rev., 5.875%, 03/01/19 (p)	235

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Maryland — 4.6%
	General Obligation — 3.8%
500	State of Maryland, State and Local Facilities Loan of 2009, Series C, GO, 5.000%, 11/01/17	552

	Prerefunded — 0.8%
100	Montgomery County, Consolidated Public Improvement, Series A, GO, 5.000%, 05/01/17 (p)	109

	Total Maryland	661

	Massachusetts — 5.2%
	Certificate of Participation/Lease — 3.1%
350	Massachusetts Bay Transportation Authority, Series A, Rev., 5.250%, 07/01/27	442

	Other Revenue — 2.1%
250	Massachusetts Bay Transportation Authority, Series B, Rev., 5.250%, 07/01/23	312

	Total Massachusetts	754

	Missouri — 1.4%
	General Obligation — 1.4%
175	Clay County, North Kansas City School District No. 74, Direct Deposit of State Aid Program, GO, 5.000%, 03/01/20	194

	New Jersey — 1.1%
	Transportation — 1.1%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	90
60	Series A, Rev., 5.500%, 12/15/21	68

	Total New Jersey	158

	New Mexico — 8.8%
	Other Revenue — 8.8%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, GO, 5.000%, 06/01/22	408
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.000%, 06/15/24	289
	New Mexico Finance Authority, State Transportation, Sub Lien,
250	Series A-2, GO, 5.000%, 12/15/21	293
200	Series A-2, Rev., 5.000%, 12/15/20	237
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Class B, Rev., NATL-RE, 5.000%, 06/15/17	33

	Total New Mexico	1,260

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — 15.7%
	General Obligation — 1.3%
50	Ardsley Union Free School District, Series B, GO, AGM, 4.000%, 06/15/15	50
95	City of New York, Series E-1, GO, 6.250%, 10/15/28	112
20	County of Tompkins, Public Improvement, Series A, GO, 4.000%, 03/01/21	23

		185

	Other Revenue — 11.7%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	124
400	New York State Dormitory Authority, Series C, Rev., 5.000%, 03/15/33	457
260	New York State Dormitory Authority, Personal Income Tax, Series C, Rev., 5.000%, 03/15/19	289
100	New York State Environmental Facilities Corp., State Clean Water & Drinking Water, New York City Municipal Water Finance Authority Projects, Series K, Class K, Rev., 5.500%, 06/15/17	110
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
500	Series A, Rev., 5.000%, 01/01/26	591
100	Series D, Rev., 5.000%, 11/15/18	113

		1,684

	Prerefunded — 1.5%
185	City of New York, Series E-1, GO, 6.250%, 10/15/18 (p)	218

	Water & Sewer — 1.2%
150	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	164

	Total New York	2,251

	Ohio — 4.7%
	General Obligation — 3.7%
100	Cincinnati City School District, Classroom Facilities Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	117
250	City of Columbus, Series 1, GO, 5.000%, 07/01/27	300
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	114

		531

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — 1.0%
125	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	143

	Total Ohio	674

	Oregon — 3.3%
	General Obligation — 1.9%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	274

	Prerefunded — 1.4%
175	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/19 (p)	200

	Total Oregon	474

	Pennsylvania — 0.1%
	General Obligation — 0.1%
15	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	18

	South Carolina — 2.5%
	General Obligation — 2.5%
300	State of South Carolina, Series C, Class C, GO, 5.000%, 03/01/22	357

	Tennessee — 2.3%
	Other Revenue — 1.9%
250	City of Memphis, Electric System, Rev., 5.000%, 12/01/17	277
	Prerefunded — 0.4%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	55

	Total Tennessee	332

	Texas — 11.0%
	General Obligation — 4.6%
75	City of El Paso, Series A, GO, NATL-RE, 4.750%, 08/15/23	82
500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	578

		660

	Other Revenue — 1.7%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	243

	Prerefunded — 0.8%
100	Harris County, Permanent Improvement, Series C, GO, 5.750%, 10/01/18 (p)	115

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 3.9%
355	City of Houston, Combined Utility System, First Lien, Series D, Rev., 5.000%, 11/15/24	420
70	City of Mesquite, Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	76
25	City of San Antonio, Water System, Rev., NATL-RE, FGIC, 5.500%, 05/15/15	25
30	North Texas Municipal Water District, Water System, Rev., 5.250%, 09/01/20	36

		557

	Total Texas	1,575

	Virginia — 0.4%
	Other Revenue — 0.4%
50	Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities, Series E-2, Class E, Rev., 5.000%, 02/01/23	61

	Washington — 3.8%
	General Obligation — 2.4%
25	Snohomish County, Everett School District No. 2, GO, NATL-RE, FGIC, 5.000%, 12/01/16	27
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	323

		350

	Other Revenue — 1.2%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	178

	Utility — 0.2%
20	Energy Northwest Project 1, Electric, Series D, Rev., 5.000%, 07/01/16	21

	Total Washington	549

	Wisconsin — 4.7%
	Other Revenue — 2.4%
290	State of Wisconsin, Transportation, Series A, Rev., 5.000%, 07/01/20	341

	Prerefunded — 2.3%
300	State of Wisconsin, Transportation, Series A, Rev., 5.000%, 07/01/18 (p)	337

	Total Wisconsin	678

	Total Municipal Bonds (Cost $12,471)	13,469

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 12.0%
	Investment Company — 12.0%
1,720	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% † (b) (l) (m) (Cost $1,720)	1,720

	Total Investments — 105.8% (Cost $14,191)	15,189
	Liabilities in Excess of Other Assets — (5.8)%	(830)

	NET ASSETS — 100.0%	$14,359

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
BNP Paribas	2.165% at termination	CPI-U at termination	11/04/18	$500	$(19)
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/21	7,000	(745)
BNP Paribas	2.510% at termination	CPI-U at termination	11/04/23	1,000	(73)
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/17	3,000	(89)
Royal Bank of Scotland	2.328% at termination	CPI-U at termination	01/31/21	1,000	(47)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/25	1,000	(112)

					$(1,085)

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

AGM	— Insured by Assured Guaranty Municipal Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
JPY	— Japanese Yen
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(l)	— The rate shown is the current yield as of April 30, 2015.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Approximately $1,060,000 of this investment is restricted as collateral for swaps to various brokers.

For JPMorgan International Value SMA Fund, the value and percentage based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements, are approximately $112,740,000 and 100.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$112,740	$13,469
Investments in affiliates, at value	—	660
Investments in affiliates — restricted, at value	—	1,060

Total investment securities, at value	112,740	15,189
Foreign currency, at value	487	—
Deposits at broker for futures contracts	310	—
Receivables:
Investment securities sold	19,440	—
Fund shares sold	410	116
Interest and dividends from non-affiliates	891	181
Dividends from affiliates	—	—	(a)
Tax reclaims	334	—
Variation margin on futures contracts	2	—
Unrealized appreciation on forward foreign currency exchange contracts	48	—
Due from Adviser	16	11

Total Assets	134,678	15,497

LIABILITIES:
Payables:
Due to custodian	17,244	—
Investment securities purchased	1,145	—
Fund shares redeemed	883	—
Outstanding swap contracts, at value	—	1,085
Accrued liabilities:
Custodian and accounting fees	54	14
Collateral management fees	—	7
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Other	23	32

Total Liabilities	19,350	1,138

Net Assets	$115,328	$14,359

NET ASSETS:
Paid-in-Capital	$110,973	$14,631
Accumulated undistributed (distributions in excess of) net investment income	1,952	13
Accumulated net realized gains (losses)	(9,416)	(198)
Net unrealized appreciation (depreciation)	11,819	(87)

Total Net Assets	$115,328	$14,359

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	9,004	1,413
Net asset value, offering and redemption price per share (b)	$12.81	$10.16

Cost of investments in non-affiliates	$100,918	$12,471
Cost of investments in affiliates	—	660
Cost of investments in affiliates — restricted	—	1,060
Cost of foreign currency	477	—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$271
Dividend income from non-affiliates	3,511	—
Dividend income from affiliates	—	— (a)
Foreign taxes withheld	(431)	—

Total investment income	3,080	271

EXPENSES:
Administration fees	121	7
Custodian and accounting fees	35	10
Interest expense to affiliates	— (a)	—
Professional fees	40	32
Trustees’ and Chief Compliance Officer’s fees	2	— (a)
Collateral management fees	—	7
Printing and mailing costs	6	2
Registration and filing fees	9	8
Transfer agent fees	1	— (a)
Sub-transfer agent fees	4	— (a)
Other	2	2

Total expenses	220	68

Less fees waived	(121)	(7)
Less expense reimbursements	(99)	(61)

Net expenses	—	—

Net investment income (loss)	3,080	271

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,930	312
Futures	(16)	—
Foreign currency transactions	(130)	—
Swaps	—	(498)

Net realized gain (loss)	8,784	(186)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(2,554)	(430)
Futures	44	—
Foreign currency translations	46	—
Swaps	—	(53)

Change in net unrealized appreciation/depreciation	(2,464)	(483)

Net realized/unrealized gains (losses)	6,320	(669)

Change in net assets resulting from operations	$9,400	$(398)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,080	$7,429	$271	$718
Net realized gain (loss)	8,784	15,202	(186)	50
Change in net unrealized appreciation/depreciation	(2,464)	(43,815)	(483)	(216)

Change in net assets resulting from operations	9,400	(21,184)	(398)	552

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,972)	(6,436)	(278)	(723)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	35,053	106,484	2,524	2,688
Distributions reinvested	6,549	4,909	—	—
Cost of shares redeemed	(244,664)	(91,969)	(8,436)	(8,814)

Change in net assets resulting from capital transactions	(203,062)	19,424	(5,912)	(6,126)

NET ASSETS:
Change in net assets	(201,634)	(8,196)	(6,588)	(6,297)
Beginning of period	316,962	325,158	20,947	27,244

End of period	$115,328	$316,962	$14,359	$20,947

Accumulated undistributed (distributions in excess of) net investment income	$1,952	$6,844	$13	$20

SHARE TRANSACTIONS:
Issued	2,823	7,860	248	253
Reinvested	541	363	—	—
Redeemed	(19,157)	(6,867)	(827)	(835)

Change in Shares	(15,793)	1,356	(579)	(582)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Six Months Ended April 30, 2015 (Unaudited)	$12.78	$0.27		$0.09	$0.36	$(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(g)	(1.00)	(0.59)	(0.24)
Year Ended October 31, 2010	10.80	0.22		1.45	1.67	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(f)

$12.81	2.93%	$115,328	—%	2.09%	0.15%	65%
12.78	(6.04)	316,962	—	2.22	0.17	85
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65
12.30	15.67	187,569	—	1.89	0.24	85

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Tax Aware Real Return SMA Fund
Six Months Ended April 30, 2015 (Unaudited)	$10.52	$0.16	$(0.35)	$(0.19)	$(0.17)	$—	$(0.17)
Year Ended October 31, 2014	10.58	0.30	(0.05)	0.25	(0.31)	—	(0.31)
Year Ended October 31, 2013	11.11	0.29	(0.54)	(0.25)	(0.28)	—	(0.28)
Year Ended October 31, 2012	10.71	0.27	0.39	0.66	(0.26)	—	(0.26)
Year Ended October 31, 2011	10.50	0.28	0.21	0.49	(0.28)	—	(0.28)
Year Ended October 31, 2010	10.34	0.32	0.17	0.49	(0.32)	(0.01)	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(f)

$10.16	(1.85)%	$14,359	—%	3.07%	0.77%	—	%(g)
10.52	2.38	20,947	—	2.85	0.78	6
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17
10.50	4.77	15,915	—	3.08	1.46	4

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. serves as the investment adviser or sub-adviser to the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

22	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$112,740	$—	$112,740

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$48	$—	$48

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,720	$13,469	$—	$15,189

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(1,085)	$—	$(1,085)

(a)	All portfolio holdings designated as Level 2 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2015, International Value SMA Fund had no investments in restricted or illiquid securities.

C. Derivatives — The Funds use instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes C(1) — C(3) below describe the various derivatives used by the Funds.

(1). Futures Contracts — International Value SMA Fund used index futures contracts to gain or reduce exposure to the market, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

As of April 30, 2015, the Fund did not hold open futures contracts.

(2). Forward Foreign Currency Exchange Contracts — International Value SMA Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward currency exchange contract with the same counterparty upon settlement.

As of April 30, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Swaps — Tax Aware Real Return SMA Fund engages in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts (“over the counter “OTC” swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

24	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2015 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(837)	$1,060

The Fund’s swap contracts are subject to master netting agreements.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$48

The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Swaps
Interest rate contracts	Payables	$(1,085)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2015 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
BNP Paribas	$837	$—	$(837	)(b)	$—
Deutsche Bank AG, New York	89	—	—		89
Royal Bank of Scotland	159	—	—		159

	$1,085	$—	$(837)		$248

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.C. for actual swap collateral received or posted.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2015, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(16)	$—	$(16)
Foreign exchange contracts	—	(39)	(39)

Total	$(16)	$(39)	$(55)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Equity contracts	$44	$—	$44
Foreign exchange contracts	—	48	48

Total	$44	$48	$92

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(498)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(53)

The Funds’ derivative contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2015 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	International Value SMA Fund		Tax Aware Real Return SMA Fund
Futures Contracts
Average Notional Balance Long	$2,652		$—
Ending Notional Balance Long	—		—

Forward Foreign Currency Exchange Contracts
Average Settlement Value Sold	12,767	(a)	—
Ending Value Sold	12,767		—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	—		17,500
Ending Notional Balance — Pays Fixed Rate	—		13,500

(a)	For the period April 1, 2015 through April 30, 2015.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the International Value SMA Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations.

26	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s Deferred Compensation Plan) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 29, 2016.

For the six months ended April 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$121	$99
Tax Aware Real Return SMA Fund	7	61

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2015, International Value SMA Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser of approximately $9,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$175,071	$376,264
Tax Aware Real Return SMA Fund	59	7,161

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$100,918	$13,876	$2,054	$11,822
Tax Aware Real Return SMA Fund	14,191	998	—	998

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

28	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

At October 31, 2014, the Funds did not have any post-enactment net capital loss carryforwards.

At October 31, 2014, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$13,947	$—	$—	$13,947
Tax Aware Real Return SMA Fund	—	9	4	13

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Value SMA Fund	$20,775	0.22%	2	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, substantially all of the International Value SMA Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2015, International Value SMA Fund had the following country allocations representing greater than 10% of total investments.

France	Germany	Japan
11.3%	13.6%	28.7%

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Tax Aware Real Return SMA Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

30	J.P. MORGAN SMA FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$1,029.30	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	981.50	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN SMA FUNDS	31

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-SMA-415

Semi-Annual Report

J.P. Morgan Specialty Funds

April 30, 2015 (Unaudited)

JPMorgan Global Natural Resources Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(4.02)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	5.09%
Euromoney Global Gold, Mining & Energy Index (net of foreign withholding taxes)	0.29%

Net Assets as of 4/30/2015 (In Thousands)	$45,034

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities during the six month reporting period provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve (the “Fed”) ended its own asset purchasing program but held interest rates at historical lows. U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity.

Commodities prices generally remained under pressure during the six month reporting period amid tepid global demand and supply concerns. Oil and gas prices fell, hitting a bottom in mid-March before recovering some ground in April, but they remained well below October 2014 levels.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2015, the Fund (Select Class Shares) underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and the Euromoney Global Gold, Mining & Energy Index (net of foreign withholding taxes).

The Fund’s investments in the base metal and diversified sector, the energy sector and the diamonds and other sector detracted from absolute performance, while the Fund’s investments in the gold and precious metals sector made a positive contribution to absolute performance during the six month period.

Leading individual detractors from the Fund’s performance relative to the Benchmark, included Freeport-McMoRan Inc., Amerisur Resources PLC and Alumina Ltd. Shares of Freeport-McMoRan, a metals mining company, declined as falling copper prices put pressure on earnings. Shares of Amerisur Resources, an oil and gas exploration and production company, fell amid declining global oil prices. Shares of Alumina, a metals mining company, fell as aluminum prices retreated.

Leading individual contributors to relative performance included Randgold Resources Ltd., Northern Star Resources Ltd. and Lundin Mining Corp. Both Randgold Resources and Northern Star Resources are primarily engaged in gold mining and their shares rose as gold prices recovered. Shares of Lundin Mining, a base metals mining company, rose on strong production from both legacy operations and new mines.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced securities of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was invested across various sub-sectors within natural resources as well as across regions and market-capitalizations.

2	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Lundin Mining Corp. (Canada)	5.7%
2.	First Quantum Minerals Ltd. (Canada)	5.6
3.	Glencore plc (Switzerland)	5.2
4.	Freeport-McMoRan, Inc. (United States)	4.5
5.	Rio Tinto plc (United Kingdom)	4.5
6.	BHP Billiton plc (Australia)	4.4
7.	Goldcorp, Inc. (Canada)	3.8
8.	Anadarko Petroleum Corp. (United States)	3.4
9.	Lundin Petroleum AB (Sweden)	2.9
10.	BG Group plc (United Kingdom)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	36.4%
United Kingdom	13.9
United States	12.5
Australia	10.8
Switzerland	5.7
Sweden	4.6
Netherlands	3.4
Russia	1.7
Norway	1.3
France	1.0
Others (each less than 1.0%)	1.0
Short-Term Investment	7.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2010
Without Sales Charge		(4.21)%	(21.11)%	(14.26)%	(13.06)%
With Sales Charge**		(9.29)	(25.23)	(15.79)	(14.11)
CLASS C SHARES	November 30, 2010
Without CDSC		(4.30)	(21.47)	(14.66)	(13.47)
With CDSC***		(5.30)	(22.47)	(14.66)	(13.47)
CLASS R2 SHARES	November 30, 2010	(4.26)	(21.30)	(14.45)	(13.27)
CLASS R5 SHARES	November 30, 2010	(3.86)	(20.69)	(13.84)	(12.65)
CLASS R6 SHARES	November 30, 2011	(3.88)	(20.67)	(13.80)	(12.62)
SELECT CLASS SHARES	November 30, 2010	(4.02)	(20.90)	(14.03)	(12.84)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the Euromoney Global Gold, Mining and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Euromoney Global Gold, Mining and Energy Index (formerly Euromoney Mining Gold and Energy Index) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Euromoney Global Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the Euromoney Global Mining Index, excluding Gold, Coal and Uranium, 2) the Gold component, consisting of all gold producers found in the Euromoney Mining Gold and Energy Index, and 3) the Energy component, comprised of the Energy sector within the Euromoney Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 92.1%
	Australia — 10.8%
721	Alumina Ltd.	875
182	Base Resources Ltd. (a)	16
83	BHP Billiton plc	1,988
202	Gascoyne Resources Ltd. (a) (i)	13
31	Gold Road Resources Ltd. (a)	9
82	Iluka Resources Ltd.	523
447	Marengo Mining Ltd. (a)	2
186	Mawson West Ltd. (a)	9
398	Northern Star Resources Ltd.	708
154	OceanaGold Corp., CDI	305
952	Poseidon Nickel Ltd. (a)	102
163	Sarama Resources Ltd. (a)	12
54	Sirius Resources NL (a)	122
49	Western Areas Ltd.	142
531	World Titanium Resources Ltd. (a) (i)	17

		4,843

	Canada — 36.3%
14	Africa Oil Corp. (a)	31
37	Agnico-Eagle Mines Ltd.	1,106
11	Alpha Exploration, Inc. (a)	1
32	B2Gold Corp. (a)	50
74	Barrick Gold Corp.	962
241	Capstone Mining Corp. (a)	335
158	Denison Mines Corp. (a)	140
125	Dundee Precious Metals, Inc. (a)	301
31	Eldorado Gold Corp.	154
165	First Quantum Minerals Ltd.	2,531
71	Fission 3.0 Corp. (a)	6
317	Fission Uranium Corp. (a)	305
18	Franco-Nevada Corp.	923
91	Goldcorp, Inc.	1,718
89	Gran Tierra Energy, Inc. (a)	333
103	Guyana Goldfields, Inc. (a)	266
36	HudBay Minerals, Inc.	354
74	Ivanhoe Mines Ltd., Class A (a)	71
9	Kennady Diamonds, Inc. (a)	34
144	Loncor Resources, Inc. (a) (i)	12
44	Lucara Diamond Corp.	74
514	Lundin Mining Corp. (a)	2,558
28	MEG Energy Corp. (a)	544
32	Mountain Province Diamonds, Inc. (a)	123
125	New Gold, Inc. (a)	418
115	North Arrow Minerals, Inc. (a) (i)	107
222	Panoro Minerals Ltd. (a)	29
90	Parex Resources, Inc. (a)	725

SHARES		SECURITY DESCRIPTION	VALUE($)

		Canada — continued
290		Petroamerica Oil Corp. (a)	28
339		Platinum Group Metals Ltd. (a)	152
71		Reservoir Minerals, Inc. (a) (i)	249
8		Silver Wheaton Corp.	152
52		Teck Resources Ltd., Class B	793
454		Trevali Mining Corp. (a)	444
151		WesternZagros Resources Ltd. (a)	44
21		Whitecap Resources, Inc.	265

			16,338

		France — 1.0%
8		TOTAL S.A.	433

		Ireland — 0.1%
807		Kenmare Resources plc (a)	47
—	(h)	Providence Resources plc (a)	—	(h)

			47

		Netherlands — 3.3%
44		Nostrum Oil & Gas plc (a)	414
34		Royal Dutch Shell plc, Class B	1,095

			1,509

		New Zealand — 0.0% (g)
355		Bathurst Resources Ltd. (a)	8

		Norway — 1.3%
319		DNO ASA (a)	602

		Russia — 1.7%
23		MMC Norilsk Nickel OJSC, ADR	430
41		Polymetal International plc	333

			763

		Singapore — 0.2%
2		InterOil Corp. (a)	103

		South Africa — 0.7%
31		Impala Platinum Holdings Ltd. (a)	173
408		Sierra Rutile Ltd. (a)	132

			305

		Sweden — 4.6%
35		Boliden AB	767
81		Lundin Petroleum AB (a)	1,317

			2,084

		Switzerland — 5.7%
181		Ferrexpo plc	217
494		Glencore plc (a)	2,348

			2,565

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — 13.9%
743	Amara Mining plc (a)	178
830	Amerisur Resources plc (a)	431
54	Antofagasta plc	649
65	BG Group plc	1,176
300	Firestone Diamonds plc (a) (i)	122
66	Gem Diamonds Ltd. (a)	142
304	Petra Diamonds Ltd. (a)	729
139	President Energy plc (a)	25
10	Randgold Resources Ltd., ADR	769
45	Rio Tinto plc	2,007
1,335	Sable Mining Africa Ltd. (a)	18
345	Tethys Petroleum Ltd. (a)	24

		6,270

	United States — 12.5%
64	Alcoa, Inc. (m)	861
16	Anadarko Petroleum Corp.	1,526
87	BNK Petroleum, Inc. (a)	51
14	Cabot Oil & Gas Corp.	457
88	Freeport-McMoRan, Inc.	2,043
50	Stillwater Mining Co. (a)	671

		5,609

	Total Common Stocks (Cost $49,156)	41,479

NUMBER OF WARRANTS
Warrants — 0.1%
	Canada — 0.1%
19	HudBay Minerals, Inc., expiring 07/20/18 (Strike Price CAD15.00) (a) (Cost $—)	26

SHARES
Short-Term Investment — 7.7%
	Investment Company — 7.7%
3,469	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $3,469)	3,469

	Total Investments — 99.9% (Cost $52,625)	44,974
	Other Assets in Excess of Liabilities — 0.1%	60

	NET ASSETS — 100.0%	$45,034

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified Metals & Mining	41.6%
Gold Mining	16.9
Oil & Gas Exploration & Production	15.2
Precious Metals & Minerals	10.8
Oil, Gas & Consumable Fuels	7.2
Others (each less than 1.0%)	0.6
Short-Term Investment	7.7

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements is approximately $18,644,000 and 41.5%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund
ASSETS:
Investments in non-affiliates, at value	$41,505
Investments in affiliates, at value	3,469

Total investment securities, at value	44,974
Cash	178
Foreign currency, at value	42
Receivables:
Investment securities sold	245
Fund shares sold	53
Dividends from non-affiliates	100
Dividends from affiliates	—	(a)
Tax reclaims	21
Other assets	9

Total Assets	45,622

LIABILITIES:
Payables:
Investment securities purchased	491
Fund shares redeemed	4
Accrued liabilities:
Investment advisory fees	12
Distribution fees	1
Shareholder servicing fees	8
Custodian and accounting fees	39
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Audit fees	30
Other	3

Total Liabilities	588

Net Assets	$45,034

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

Global Natural Resources Fund
NET ASSETS:
Paid-in-capital	$83,677
Accumulated undistributed (distributions in excess of) net investment income	(85)
Accumulated net realized gains (losses)	(30,907)
Net unrealized appreciation (depreciation)	(7,651)

Total Net Assets	$45,034

Net Assets:
Class A	$3,306
Class C	877
Class R2	28
Class R5	28
Class R6	31
Select Class	40,764

Total	$45,034

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	420
Class C	113
Class R2	3
Class R5	3
Class R6	4
Select Class	5,172

Net Asset Value (a):
Class A — Redemption price per share	$7.87
Class C — Offering price per share (b)	7.79
Class R2 — Offering and redemption price per share	7.87
Class R5 — Offering and redemption price per share	8.06
Class R6 — Offering and redemption price per share	7.89
Select Class — Offering and redemption price per share	7.88
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.31

Cost of investments in non-affiliates	$49,156
Cost of investments in affiliates	3,469
Cost of foreign currency	42

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	Global Natural Resources Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)
Dividend income from non-affiliates	450
Dividend income from affiliates	1
Foreign taxes withheld	(6)

Total investment income	445

EXPENSES:
Investment advisory fees	164
Administration fees	17
Distribution fees:
Class A	3
Class C	3
Class R2	—	(a)
Shareholder servicing fees:
Class A	3
Class C	1
Class R2	—	(a)
Class R5	—	(a)
Select Class	47
Custodian and accounting fees	26
Professional fees	32
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Printing and mailing costs	—	(a)
Registration and filing fees	48
Transfer agent fees	7
Sub-transfer agent fees (see Note 2.E)	2
Other	4

Total expenses	357

Less fees waived	(139)
Less expense reimbursements	—	(a)

Net expenses	218

Net investment income (loss)	227

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,498)
Foreign currency transactions	(2)

Net realized gain (loss)	(3,500)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,842
Foreign currency translations	—	(a)

Change in net unrealized appreciation/depreciation	1,842

Net realized/unrealized gains (losses)	(1,658)

Change in net assets resulting from operations	$(1,431)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$227	$311
Net realized gain (loss)	(3,500)	(1,187)
Change in net unrealized appreciation/depreciation	1,842	(6,516)

Change in net assets resulting from operations	(1,431)	(7,392)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(13)
Class C
From net investment income	—	(1)
Class R2
From net investment income	—	— (a)
Class R5
From net investment income	— (a)	— (a)
Class R6
From net investment income	(1)	(1)
Select Class
From net investment income	(180)	(221)

Total distributions to shareholders	(182)	(236)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,723	11,123

NET ASSETS:
Change in net assets	4,110	3,495
Beginning of period	40,924	37,429

End of period	$45,034	$40,924

Accumulated undistributed (distributions in excess of) net investment income	$(85)	$(130)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,258		$2,202
Distributions reinvested	1		13
Cost of shares redeemed	(425)		(2,370)

Change in net assets resulting from Class A capital transactions	$834		$(155)

Class C
Proceeds from shares issued	$404		$481
Distributions reinvested	—		1
Cost of shares redeemed	(220)		(337)

Change in net assets resulting from Class C capital transactions	$184		$145

Class R2
Proceeds from shares issued	$—	(a)	$—	(a)
Distributions reinvested	—		—	(a)

Change in net assets resulting from Class R2 capital transactions	$—	(a)	$—	(a)

Class R5
Proceeds from shares issued	$—	(a)	$1
Distributions reinvested	—	(a)	—	(a)
Cost of shares redeemed	—	(a)	(4)

Change in net assets resulting from Class R5 capital transactions	$—	(a)	$(3)

Class R6
Proceeds from shares issued	$—	(a)	$—
Distributions reinvested	—	(a)	—	(a)

Change in net assets resulting from Class R6 capital transactions	$—	(a)	$—	(a)

Select Class
Proceeds from shares issued	$4,855		$11,391
Distributions reinvested	180		219
Cost of shares redeemed	(330)		(474)

Change in net assets resulting from Select Class capital transactions	$4,705		$11,136

Total change in net assets resulting from capital transactions	$5,723		$11,123

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

	Global Natural Resources Fund
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	169		223
Reinvested	—	(a)	1
Redeemed	(57)		(241)

Change in Class A Shares	112		(17)

Class C
Issued	56		49
Reinvested	—		—	(a)
Redeemed	(29)		(35)

Change in Class C Shares	27		14

Class R2
Issued	—	(a)	—	(a)
Reinvested	—		—	(a)

Change in Class R2 Shares	—	(a)	—	(a)

Class R5
Issued	—	(a)	—	(a)
Reinvested	—	(a)	—	(a)
Redeemed	—	(a)	(1)

Change in Class R5 Shares	—	(a)	(1)

Class R6
Reinvested	—	(a)	—	(a)

Change in Class R6 Shares	—	(a)	—	(a)

Select Class
Issued	638		1,117
Reinvested	23		24
Redeemed	(46)		(50)

Change in Select Class Shares	615		1,091

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$8.22	$0.04	(f)	$(0.39)	$(0.35)	$— (h)	$—
Year Ended October 31, 2014	9.63	0.05	(f)	(1.42)	(1.37)	(0.04)	—
Year Ended October 31, 2013	11.68	0.03	(f)	(1.89)	(1.86)	(0.19)	—
Year Ended October 31, 2012	13.57	0.02	(f)	(1.84)	(1.82)	(0.07)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(h)

Class C
Six Months Ended April 30, 2015 (Unaudited)	8.14	0.02	(f)	(0.37)	(0.35)	—	—
Year Ended October 31, 2014	9.55	—	(h)(f)	(1.40)	(1.40)	(0.01)	—
Year Ended October 31, 2013	11.58	(0.01	)(f)	(1.90)	(1.91)	(0.12)	—
Year Ended October 31, 2012	13.51	(0.04	)(f)	(1.83)	(1.87)	(0.06)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(h)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	8.22	0.02	(f)	(0.37)	(0.35)	—	—
Year Ended October 31, 2014	9.63	0.02	(f)	(1.41)	(1.39)	(0.02)	—
Year Ended October 31, 2013	11.68	0.02	(f)	(1.92)	(1.90)	(0.15)	—
Year Ended October 31, 2012	13.54	(0.02	)(f)	(1.83)	(1.85)	(0.01)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(h)

Class R5
Six Months Ended April 30, 2015 (Unaudited)	8.44	0.05	(f)	(0.38)	(0.33)	(0.05)	—
Year Ended October 31, 2014	9.89	0.09	(f)	(1.46)	(1.37)	(0.08)	—
Year Ended October 31, 2013	11.74	0.09	(f)	(1.94)	(1.85)	—	—
Year Ended October 31, 2012	13.63	0.07	(f)	(1.85)	(1.78)	(0.11)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(h)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	8.27	0.05	(f)	(0.37)	(0.32)	(0.06)	—
Year Ended October 31, 2014	9.69	0.10	(f)	(1.43)	(1.33)	(0.09)	—
Year Ended October 31, 2013	11.75	(0.01	)(f)	(1.81)	(1.82)	(0.24)	—
November 30, 2011 (k) through October 31, 2012	13.49	0.08	(f)	(1.71)	(1.63)	(0.11)	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	8.25	0.04	(f)	(0.37)	(0.33)	(0.04)	—
Year Ended October 31, 2014	9.67	0.07	(f)	(1.43)	(1.36)	(0.06)	—
Year Ended October 31, 2013	11.72	0.07	(f)	(1.90)	(1.83)	(0.22)	—
Year Ended October 31, 2012	13.60	0.05	(f)	(1.85)	(1.80)	(0.08)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Due to the size of net assets and fixed expense, ratios are disproportionate with other classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (d)		Portfolio turnover rate (b)(e)

$7.87	(4.21)%	$3,306	1.29%		0.94%		2.11%		21%
8.22	(14.26)	2,529	1.29		0.51		2.00		30
9.63	(16.14)	3,126	1.29		0.33		2.00		26
11.68	(13.45)	4,519	1.30		0.16		1.88		38
13.57	(9.53)	3,377	1.29	(j)	(0.15	)(j)	2.00	(i)(j)	23

7.79	(4.30)	877	1.79		0.48		2.61		21
8.14	(14.69)	701	1.79		0.01		2.49		30
9.55	(16.63)	690	1.80		(0.07)		2.54		26
11.58	(13.88)	768	1.80		(0.36)		2.38		38
13.51	(9.93)	607	1.79	(j)	(0.63	)(j)	2.60	(i)(j)	23

7.87	(4.26)	28	1.54		0.60		2.28		21
8.22	(14.46)	30	1.54		0.24		2.25		30
9.63	(16.43)	35	1.55		0.20		2.29		26
11.68	(13.68)	39	1.55		(0.13)		2.12		38
13.54	(9.73)	45	1.54	(j)	(0.46	)(j)	3.90	(i)(j)	23

8.06	(3.86)	28	0.84		1.30		1.57		21
8.44	(13.90)	29	0.84		0.94		1.56		30
9.89	(15.76)	36	0.85		0.89		1.59		26
11.74	(13.11)	40	0.85		0.53		1.43		38
13.63	(9.13)	22,816	0.84	(j)	0.34	(j)	1.26	(i)(j)	23

7.89	(3.88)	31	0.79		1.36		1.47		21
8.27	(13.84)	32	0.79		0.99		1.50		30
9.69	(15.75)	37	0.80		(0.06)		1.25		26
11.75	(12.14)	29,103	0.79		0.74		1.37		38

7.88	(4.02)	40,764	1.04		1.13		1.70		21
8.25	(14.09)	37,603	1.04		0.77		1.73		30
9.67	(15.90)	33,505	1.05		0.66		1.78		26
11.72	(13.27)	41,778	1.05		0.43		1.62		38
13.60	(9.33)	43,081	1.05	(j)	0.12	(j)	1.83	(i)(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

16	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$125	$4,688		$30		$4,843
Canada	15,939	31		368		16,338
France	—	433		—		433
Ireland	47	—	(a)	—		47
Netherlands	414	1,095		—		1,509
New Zealand	8	—		—		8
Norway	—	602		—		602
Russia	—	763		—		763
Singapore	103	—		—		103
South Africa	132	173		—		305
Sweden	—	2,084		—		2,084
Switzerland	217	2,348		—		2,565
United Kingdom	978	5,170		122		6,270
United States	5,609	—		—		5,609

Total Common Stocks	23,572	17,387		520		41,479

Warrant
Canada	26	—		—		26
Short-Term Investment
Investment Company	3,469	—		—		3,469

Total Investments in Securities	$27,067	$17,387		$520	*	$44,974

(a)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the period ended April 30, 2015.

*	Level 3 investments that are valued by brokers and pricing services. At April 30, 2015, the value of these investments was approximately $520,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

JPMorgan Global Natural Resources Fund	Balance as of October 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015
Common Stocks — Materials	$—	$—	$15	$—	$71	$—	$434	$—	$520

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to approximately $15,000. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”).

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of April 30, 2015, was approximately $520,000 and 1.2%, respectively.

C. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2015 are as follows (amounts in thousands):

Class A	Class C		Class R2		Class R5		Select Class
$2	$—	(a)	$—	(a)	$—	(a)	$—	(a)

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at the annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C, and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.30%	1.80%	1.55%	0.85%	0.80%	1.05%

The expense limitation agreement was in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
$117	$17	$3	$137	$—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2015 was approximately $2,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund incurred less than $1,000 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$11,280	$8,158

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$52,625	$2,066	$9,717	$(7,651)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$6,816	$18,400

20	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

At October 31, 2014, the Fund had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019	Total
$1,802	$1,802

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2015 the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate, 72.5% of the net assets of the Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, the Fund had the following country allocations representing greater than 10% of total investments:

Australia	Canada	United Kingdom	United States
10.8%	36.4%	13.9%	12.5%

As of April 30, 2015, the Fund invested approximately 41.6% of its total investments in the Diversified Metals & Mining industry.

Because the Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

APRIL 30, 2015	J.P. MORGAN SPECIALTY FUNDS	21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$957.90	$6.26	1.29%
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class C
Actual	1,000.00	957.00	8.69	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class R2
Actual	1,000.00	957.40	7.47	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	961.40	4.09	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	961.20	3.84	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	959.80	5.05	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	J.P. MORGAN SPECIALTY FUNDS	APRIL 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-SPEC2-415

Semi-Annual Report

J.P. Morgan Funds

April 30, 2015 (Unaudited)

JPMorgan Global Allocation Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN FUNDS	1

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.61%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	5.09%
Global Allocation Composite Benchmark	3.96%

Net Assets as of 4/30/2015	$234,929,941

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities during the six month period provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve (the “Fed”) ended its own asset purchasing program but held interest rates at historical lows. U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity. For the six moths ended April 30, 2015, the MSCI Europe, Australasia and Far East Index returned 7.06% and the S&P 500 Index returned 4.40%.

Large bond purchases by the European Central Bank drove up prices for European sovereign debt. Yields, which generally move in the opposite direction of prices, fell on German 10 year bonds to record lows and sent fixed income investors to seek relatively higher yields from U.S. Treasury bonds. Notably, April 2015 brought fresh signs of economic growth and inflation expectations in Europe led to sharply higher German bond yields at the end of the month. The Barclays U.S. Aggregate Index returned 2.06% for the six month period.

Slowing growth in China drove uncertainty across emerging markets. However, the Chinese central bank took several actions aimed at stabilizing a deceleration of growth to a moderate pace. During the six month period, Chinese equity prices provided positive returns and the Shanghai Composite Index closed at a seven year high in late April.

Falling energy prices for much of the six month period also provided a boost for other emerging market nations, including India, Brazil, South Africa and Turkey. Russia, which is an energy exporting nation, was hurt by low global oil prices as well as continued economic sanctions imposed by the West. For the six month period, the MSCI Emerging Markets Index returned 4.40%, while the MSIC World Index returned 5.09%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2015, the Fund (Select Class Shares) underperformed the MSCI World Index (the

“Benchmark”) and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which is composed of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund’s underweight position in emerging markets was the leading detractor from performance relative to the Benchmark for the six month reporting period. Emerging markets equity in general, and Chinese equity in particular, provided positive returns for the period.

The Fund’s holdings in developed market equity securities and its bias toward longer duration debt assets were leading positive contributors to relative performance amid weakness in global oil prices, declining interest rates and large scale asset purchases by the European Central Bank. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

The Fund managers’ decision to hedge exposure to the euro, the British pound and the Japanese yen also helped relative performance as the dollar rose against other developed market currencies.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to maintain a constructive view on developed market equities and extended credit. The Fund’s developed market equities exposure increased given the portfolio managers’ views on the strength of developed economies. Japanese equities exposure increased after Japan’s central bank stimulus plans were announced in the second half of the year, which provided support to asset prices. The managers also reduced the Fund’s emerging market exposure given what they viewed as historical vulnerabilities to a stronger dollar as well as rising U.S. interest rates. In fixed income assets, the Fund managers maintained a positive view on credit as expressed through high yield bonds (also known as junk bonds) and non-agency mortgages. Within core fixed income, the Fund was underweight in shorter maturities that may be vulnerable to changes in interest rates and overweight in longer maturities that may be subject to foreign demand and inflation expectations.

2	J.P. MORGAN FUNDS	APRIL 30, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	France Government Bond OAT, (France), 1.750%, 11/25/24	2.5%
2.	Italy Buoni Poliennali Del Tesoro, (Italy), 3.500%, 11/01/17	2.3
3.	Republic of Finland, (Finland), Reg. S, 2.750%, 07/04/28	1.9
4.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	1.8
5.	Bundesrepublik Deutschland, (Germany), 0.500%, 02/15/25	1.5
6.	U.S. Treasury Notes, (United States), 0.375%, 01/31/16	1.5
7.	Kingdom of Spain, (Spain), 4.000%, 04/30/20	0.8
8.	Nestle S.A., (Switzerland)	0.6
9.	Apple, Inc., (United States)	0.5
10.	Toyota Motor Corp., (Japan)	0.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	43.2%
United Kingdom	6.4
France	5.3
Japan	5.3
Italy	5.0
Germany	3.9
Finland	2.3
Switzerland	2.1
Spain	1.5
Australia	1.4
South Africa	1.2
Netherlands	1.2
Hong Kong	1.1
India	1.0
Others (each less than 1.0%)	8.1
Short-Term Investment	11.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
Without Sales Charge		3.49%	7.31%	9.66%	6.75%
With Sales Charge**		(1.18)	2.50	7.98	5.50
CLASS C SHARES	May 31, 2011
Without CDSC		3.25	6.78	9.11	6.21
With CDSC***		2.25	5.78	9.11	6.21
CLASS R2 SHARES	May 31, 2011	3.35	7.02	9.36	6.48
SELECT CLASS SHARES	May 31, 2011	3.61	7.60	9.93	7.02

*	Not annualized.
**	Sales Charge for Class A is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, the Global Allocation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2011 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2015

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 7.4%
	United States — 7.4%
	ACE Securities Corp. Home Equity Loan Trust,
174,402	Series 2005-HE7, Class A1B2, VAR, 0.774%, 11/25/35	164,942
516,450	Series 2003-NC1, Class M1, VAR, 1.351%, 07/25/33	491,396
603,765	Ameriquest Mortgage Securities, Inc., Series 2004-FR1W, Class A6, VAR, 4.749%, 05/25/34	605,441
274,372	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-11, Class M3, VAR, 2.964%, 12/25/33	256,287
517,518	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, VAR, 2.056%, 10/25/34	477,032
218,760	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-W9, Class M2, VAR, 2.754%, 01/25/34	210,202
	Bear Stearns Asset Backed Securities Trust,
747,733	Series 2004-1, Class M1, VAR, 1.156%, 06/25/34	708,600
237,684	Series 2004-2, Class M1, VAR, 1.374%, 08/25/34	214,157
	Countrywide Asset-Backed Certificates,
858,438	Series 2005-AB3, Class 1A1, VAR, 0.431%, 02/25/36	752,368
175,939	Series 2004-2, Class M1, VAR, 0.931%, 05/25/34	166,934
802,575	Series 2004-3, Class M1, VAR, 0.931%, 06/25/34	766,337
117,964	Series 2004-6, Class M2, VAR, 1.156%, 10/25/34	109,724
387,380	Series 2004-8, Class M1, VAR, 1.231%, 01/25/35	386,255
74,780	Series 2002-3, Class M1, VAR, 1.306%, 03/25/32	73,128
73,637	Series 2002-4, Class M1, VAR, 1.306%, 12/25/32	67,448
500,709	Series 2003-BC6, Class M2, VAR, 1.906%, 10/25/33	458,001
	Credit-Based Asset Servicing and Securitization LLC,
738,934	Series 2004-CB5, Class M1, VAR, 1.096%, 01/25/34	688,446
226,639	Series 2005-CB1, Class M2, VAR, 1.269%, 01/25/35	204,309
381,703	CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1, VAR, 0.931%, 03/25/34	363,973

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
512,076	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.190%, 10/25/34	501,113
725,040	First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A1, VAR, 0.481%, 11/25/35	641,251
	Fremont Home Loan Trust,
27,058	Series 2005-D, Class 2A3, VAR, 0.431%, 11/25/35	26,829
81,675	Series 2003-B, Class M2, VAR, 2.611%, 12/25/33	79,556
574,195	GSAMP Trust, Series 2004-AR1, Class M1, VAR, 1.156%, 06/25/34	546,226
366,086	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 1.374%, 11/25/34	340,790
770,973	Long Beach Mortgage Loan Trust, Series 2004-3, Class M4, VAR, 1.794%, 07/25/34	717,918
235,633	Mastr Asset Backed Securities Trust, Series 2003-NC1, Class M5, VAR, 4.942%, 04/25/33	223,666
	Morgan Stanley ABS Capital I, Inc. Trust,
76,496	Series 2005-HE1, Class M3, VAR, 0.961%, 12/25/34	63,151
542,222	Series 2004-NC5, Class M1, VAR, 1.081%, 05/25/34	494,194
46,411	Series 2004-HE8, Class M3, VAR, 1.306%, 09/25/34	43,488
367,686	Series 2003-HE2, Class M2, VAR, 2.649%, 08/25/33	353,191
340,325	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, VAR, 3.556%, 09/25/33	301,423
	Option One Mortgage Loan Trust,
71,995	Series 2004-3, Class M2, VAR, 1.036%, 11/25/34	67,145
880,598	Series 2004-1, Class M1, VAR, 1.081%, 01/25/34	819,134
151,275	RAMP Trust, Series 2005-EFC4, Class M2, VAR, 0.621%, 09/25/35	147,667
236,534	RASC Trust, Series 2001-KS2, Class AI5, SUB, 7.514%, 06/25/31	243,081
	Renaissance Home Equity Loan Trust,
300,038	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	304,440
646,071	Series 2003-2, Class A, VAR, 1.054%, 08/25/33	607,446
426,689	Series 2003-2, Class M1, VAR, 1.411%, 08/25/33	391,812

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	5

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
	Saxon Asset Securities Trust,
459,328	Series 2006-2, Class A3C, VAR, 0.331%, 09/25/36	424,016
547,027	Series 2003-3, Class M1, VAR, 1.149%, 12/25/33	514,672
	Structured Asset Investment Loan Trust,
544,857	Series 2004-6, Class A3, VAR, 0.981%, 07/25/34	515,798
555,288	Series 2003-BC11, Class M1, VAR, 1.156%, 10/25/33	536,057
577,593	Series 2004-7, Class M2, VAR, 1.306%, 08/25/34	507,936
133,001	Series 2004-BNC1, Class A5, VAR, 1.421%, 09/25/34	126,459
646,986	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, VAR, 0.351%, 12/25/36	563,810
	Wells Fargo Home Equity Asset-Backed Securities Trust,
89,213	Series 2004-2, Class M6, VAR, 2.061%, 10/25/34	86,884
102,500	Series 2004-2, Class M8A, VAR, 3.181%, 10/25/34 (e)	96,267

	Total Asset-Backed Securities (Cost $17,375,308)	17,450,400

Collateralized Mortgage Obligations — 5.4%
	Non-Agency CMO — 5.4%
	United States — 5.4%
	Alternative Loan Trust
50,498	Series 2004-4CB, Class 1A1, 4.250%, 04/25/34	51,045
179,631	Series 2005-11CB, Class 2A1, 5.500%, 06/25/35	180,239
156,497	Series 2004-24CB, Class 1A1, 6.000%, 11/25/34	159,557
212,064	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	215,385
40,644	Series 2005-19CB, Class A2, IF, 16.541%, 06/25/35 (u)	51,932
165,706	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.500%, 10/25/35	155,311
	Bear Stearns ALT-A Trust
409,989	Series 2005-7, Class 12A3, VAR, 0.861%, 08/25/35	375,514
272,995	Series 2005-4, Class 23A2, VAR, 2.526%, 05/25/35	269,719

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Chase Mortgage Finance Trust
287,799	Series 2005-S1, Class 1A9, 5.500%, 05/25/35	291,511
440,807	Series 2006-S4, Class A5, 6.000%, 12/25/36	395,282
411,199	Series 2007-A2, Class 2A1, VAR, 2.507%, 07/25/37	415,108
345,980	Series 2007-A1, Class 8A1, VAR, 2.518%, 02/25/37	349,187
263,414	Series 2007-A1, Class A1, VAR, 2.527%, 02/25/37	267,151
	CHL Mortgage Pass-Through Trust
180,600	Series 2004-9, Class A7, 5.250%, 06/25/34	186,105
424,178	Series 2006-21, Class A14, 6.000%, 02/25/37	405,206
389,808	Series 2004-25, Class 2A1, VAR, 0.521%, 02/25/35	350,545
351,439	Series 2004-HYB7, Class 1A2, VAR, 2.437%, 11/20/34	343,015
352,863	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.510%, 10/25/35	349,625
139,915	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-25, Class 2A1, 4.500%, 10/25/18	139,393
	GSR Mortgage Loan Trust
186,414	Series 2004-11, Class 2A2, VAR, 2.619%, 09/25/34	183,527
173,445	Series 2005-AR6, Class 4A5, VAR, 2.690%, 09/25/35	174,792
182,112	Impac CMB Trust, Series 2004-6, Class 1A2, VAR, 0.961%, 10/25/34	170,267
263,676	JPMorgan Mortgage Trust, Series 2005-A5, Class 2A2, VAR, 2.535%, 08/25/35	263,817
321,996	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.667%, 04/21/34	323,955
	MASTR Alternative Loan Trust
294,233	Series 2004-6, Class 8A1, 5.500%, 07/25/34	305,453
275,520	Series 2005-1, Class 1A1, 5.500%, 02/25/35	294,134
	Merrill Lynch Mortgage Investors Trust
181,187	Series 2005-1, Class 2A1, VAR, 2.129%, 04/25/35	171,565
131,906	Series 2005-A2, Class A3, VAR, 2.463%, 02/25/35	127,236

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — continued
	United States — continued
300,000	Series 2005-A5, Class A3, VAR, 2.476%, 06/25/35	287,871
91,284	Series 2003-A4, Class 3A, VAR, 2.811%, 05/25/33	88,018
311,275	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 4A, VAR, 2.564%, 07/25/34	297,672
1,003	Prudential Home Mortgage Securities Co., Inc. (The), Series 1988-1, Class A, VAR, 2.398%, 04/25/18	1,011
177,644	RALI Trust, Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	168,872
88,541	Residential Asset Securitization Trust, Series 2004-A3, Class A1, 4.500%, 06/25/34	89,773
	RFMSI Trust
71,493	Series 2003-S15, Class A1, 4.500%, 08/25/18	72,715
87,911	Series 2003-S16, Class A2, 4.500%, 09/25/18	88,229
209,887	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	212,700
	WaMu Mortgage Pass-Through Certificates Trust
84,171	Series 2003-S8, Class A2, 5.000%, 09/25/18	85,518
174,458	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	177,905
300,000	Series 2005-AR7, Class A3, VAR, 2.360%, 08/25/35	299,114
275,830	Series 2005-AR3, Class A1, VAR, 2.441%, 03/25/35	274,037
195,223	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2003-MS3, Class 2A2, 4.500%, 03/25/18	194,730
	Wells Fargo Mortgage Backed Securities Trust
581,687	Series 2005-AR1, Class 2A1, VAR, 2.611%, 02/25/35	575,821
265,746	Series 2005-AR2, Class 3A1, VAR, 2.614%, 03/25/35	269,105
258,252	Series 2004-Z, Class 2A2, VAR, 2.615%, 12/25/34	259,578
196,184	Series 2005-AR1, Class 1A1, VAR, 2.617%, 02/25/35	197,185
	Wells Fargo Mortgage-Backed Securities Trust
153,990	Series 2003-K, Class 1A1, VAR, 2.490%, 11/25/33	154,647

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
149,902	Series 2004-N, Class A7, VAR, 2.594%, 08/25/34	149,749
118,516	Series 2006-AR2, Class 2A3, VAR, 2.615%, 03/25/36	117,115
298,648	Series 2003-H, Class A1, VAR, 2.615%, 09/25/33	302,098
406,342	Series 2005-AR2, Class 2A2, VAR, 2.616%, 03/25/35	413,241
175,006	Series 2004-K, Class 1A2, VAR, 2.617%, 07/25/34	175,382
299,313	Series 2004-H, Class A1, VAR, 2.619%, 06/25/34	301,022
150,083	Series 2004-EE, Class 2A2, VAR, 2.620%, 12/25/34	152,620
277,475	Series 2006-AR3, Class A3, VAR, 2.659%, 03/25/36	264,755

	Total Collateralized Mortgage Obligations (Cost $12,461,471)	12,636,059

SHARES
Common Stocks — 49.1%
	Australia — 1.4%
30,359	AMP Ltd.	153,783
21,090	Australia & New Zealand Banking Group Ltd. (m)	564,323
23,767	BHP Billiton Ltd. (m)	606,923
2,471	BHP Billiton plc	59,394
7,659	Commonwealth Bank of Australia	536,107
20,270	Dexus Property Group (m)	117,780
56,320	Goodman Group (m)	276,357
3,062	Macquarie Group Ltd.	187,616
2,363	National Australia Bank Ltd. (m)	68,422
21,390	Oil Search Ltd.	135,796
5,225	Origin Energy Ltd.	52,227
10,407	Wesfarmers Ltd.	358,722
6,129	Westpac Banking Corp. (m)	176,090

		3,293,540

	Belgium — 0.2%
2,038	Delhaize Group S.A.	164,060
2,234	Solvay S.A.	328,945

		493,005

	Bermuda — 0.1%
3,968	Lazard Ltd., Class A	210,423

	Brazil — 0.6%
48,210	AMBEV S.A., ADR	305,169

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	7

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Brazil — continued
28,650	CCR S.A.	157,373
18,760	Cielo S.A.	258,087
3,600	Lojas Renner S.A.	125,721
11,980	Ultrapar Participacoes S.A.	274,237
11,100	Vale S.A. (Preference Shares), ADR	67,155
30,710	WEG S.A.	164,306

		1,352,048

	Canada — 0.4%
3,013	Brookfield Asset Management, Inc., Class A	162,250
3,361	Novadaq Technologies, Inc. (a)	36,333
2,895	Valeant Pharmaceuticals International, Inc. (a)	628,012

		826,595

	Chile — 0.1%
7,180	Banco Santander Chile, ADR	156,596

	China — 0.7%
2,010	Baidu, Inc., ADR (a)	402,563
99,000	CNOOC Ltd.	168,816
235,000	Geely Automobile Holdings Ltd.	132,202
180,000	Sun Art Retail Group Ltd.	185,561
22,300	Tencent Holdings Ltd.	460,247
60,000	Tingyi Cayman Islands Holding Corp.	126,706
32,000	Tsingtao Brewery Co., Ltd., Class H	203,302

		1,679,397

	Denmark — 0.5%
60	AP Moeller - Maersk A/S, Class B	119,075
2,645	Chr Hansen Holding A/S	128,050
8,374	Danske Bank A/S (m)	237,492
13,513	Novo Nordisk A/S, Class B	758,629

		1,243,246

	Finland — 0.4%
3,570	Cargotec Oyj, Class B	143,927
15,325	Nokia OYJ	103,404
14,654	Outokumpu OYJ (a)	88,417
17,001	UPM-Kymmene OYJ	307,626
4,533	Wartsila OYJ Abp	207,974

		851,348

	France — 2.7%
3,909	Air Liquide S.A.	511,221
7,055	Airbus Group N.V.	488,927
39,640	Alcatel-Lucent (a)	137,630
10,876	Altran Technologies S.A.	118,616
20,254	AXA S.A.	512,140

SHARES	SECURITY DESCRIPTION	VALUE

	France — continued
6,649	BNP Paribas S.A.	419,893
1,959	Cap Gemini S.A.	174,538
21,807	GDF Suez	443,694
1,614	Lafarge S.A.	117,765
458	L’Oreal S.A. (a)	87,405
23,122	Natixis S.A.	191,391
3,707	Publicis Groupe S.A.	310,908
4,372	Renault S.A.	460,012
7,701	Sanofi	783,889
6,920	Schneider Electric SE	517,259
6,398	Societe Generale S.A.	319,866
2,250	Thales S.A.	136,971
10,604	TOTAL S.A.	574,206

		6,306,331

	Germany — 2.0%
3,466	Allianz SE	589,964
1,093	BASF SE	108,587
5,417	Bayer AG (a)	779,683
4,818	Bayerische Motoren Werke AG	568,354
5,328	Brenntag AG	319,684
305	Continental AG (a)	71,478
2,598	Deutsche Bank AG	83,089
7,810	Deutsche Post AG	257,170
26,972	Deutsche Telekom AG	495,763
9,815	E.ON SE	152,800
3,665	HeidelbergCement AG	281,327
371	Muenchener Rueckversicherungs-Gesellschaft AG	72,418
7,511	SAP SE	567,569
3,393	Siemens AG	369,097

		4,716,983

	Hong Kong — 1.1%
109,400	AIA Group Ltd.	727,562
19,000	CK Hutchison Holdings Ltd.	412,151
6,300	Hang Seng Bank Ltd. (m)	122,736
29,000	Hutchison Whampoa Ltd. (m)	427,299
4,200	Jardine Matheson Holdings Ltd.	259,078
16,500	Power Assets Holdings Ltd. (m)	166,541
88,800	Sands China Ltd.	361,983
11,000	Wharf Holdings Ltd. (The) (m)	79,256

		2,556,606

	India — 0.9%
18,690	HDFC Bank Ltd., ADR	1,062,340
23,330	Infosys Ltd., ADR	722,763

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	India — continued
21,190	Mahindra & Mahindra Ltd., GDR	381,452

		2,166,555

	Indonesia — 0.3%
454,400	Astra International Tbk PT	239,120
141,000	Bank Central Asia Tbk PT	145,993
274,400	Bank Rakyat Indonesia Persero Tbk PT	244,984
30,600	Unilever Indonesia Tbk PT	100,346

		730,443

	Ireland — 0.3%
2,818	Ryanair Holdings plc, ADR	182,748
5,782	Shire plc	469,866

		652,614

	Israel — 0.1%
2,950	Mobileye N.V. (a)	132,337
2,699	Teva Pharmaceutical Industries Ltd., ADR	163,074

		295,411

	Italy — 0.5%
14,581	Assicurazioni Generali S.p.A.	284,901
62,643	Enel Green Power S.p.A.	121,642
41,831	Enel S.p.A.	198,276
212,276	Telecom Italia S.p.A. (a)	250,543
48,159	UniCredit S.p.A.	345,692

		1,201,054

	Japan — 5.1%
15,000	Amada Holdings Co., Ltd. (m)	151,369
2,500	Central Japan Railway Co.	446,516
19,400	Daicel Corp. (m)	233,889
2,600	Daikin Industries Ltd. (m)	175,160
6,300	Daiwa House Industry Co., Ltd. (m)	140,648
3,400	Dentsu, Inc.	158,490
8,400	DMG Mori Seiki Co., Ltd. (m)	136,996
5,000	East Japan Railway Co.	441,935
4,700	Electric Power Development Co., Ltd.	157,776
2,100	FANUC Corp. (m)	461,922
7,600	Fuji Heavy Industries Ltd. (m)	254,144
33,000	Fujitsu Ltd. (m)	218,736
38,000	Hitachi Ltd. (m)	259,270
4,500	Honda Motor Co., Ltd. (m)	150,864
2,900	Japan Tobacco, Inc. (m)	101,270
10,400	JFE Holdings, Inc.	234,779
31,000	JX Holdings, Inc.	134,995
45,000	Kajima Corp. (m)	214,957
9,900	KDDI Corp.	234,257

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — continued
400	Keyence Corp.	213,540
18,100	Kirin Holdings Co., Ltd. (m)	239,575
6,000	LIXIL Group Corp.	125,061
2,300	Mabuchi Motor Co., Ltd.	137,719
8,100	Mazda Motor Corp. (m)	158,776
8,600	Medipal Holdings Corp.	117,326
92,100	Mitsubishi UFJ Financial Group, Inc.	654,311
5,500	Mitsui & Co., Ltd. (m)	76,924
13,000	Mitsui Fudosan Co., Ltd. (m)	385,376
8,900	MS&AD Insurance Group Holdings, Inc.	254,692
2,800	NGK Spark Plug Co., Ltd.	78,409
74,000	Nippon Steel & Sumitomo Metal Corp. (m)	192,490
6,400	Nippon Telegraph & Telephone Corp. (m)	432,160
42,000	Nishi-Nippon City Bank Ltd. (The)	133,831
2,200	Nitori Holdings Co., Ltd.	169,200
11,900	ORIX Corp. (m)	183,003
5,700	Otsuka Holdings Co., Ltd.	179,918
12,100	Ricoh Co., Ltd. (m)	125,050
4,400	Seiko Epson Corp.	76,887
9,600	Seven & I Holdings Co., Ltd.	412,650
13,100	Sony Corp. (a)	396,036
37,000	Sumitomo Bakelite Co., Ltd.	168,681
3,600	Sumitomo Corp.	42,508
11,700	Sumitomo Mitsui Financial Group, Inc.	510,876
4,700	Suntory Beverage & Food Ltd.	199,892
4,700	Suzuken Co., Ltd.	147,074
3,000	Sysmex Corp.	165,995
18,000	Takashimaya Co., Ltd.	167,984
40,000	Tokyo Gas Co., Ltd.	230,832
16,200	Toyota Motor Corp.	1,127,668
5,800	Yamato Holdings Co., Ltd.	129,809
9,000	Yamazaki Baking Co., Ltd.	159,305

		12,101,531

	Luxembourg — 0.1%
13,666	ArcelorMittal	145,426

	Malaysia — 0.1%
25,600	Public Bank Bhd	140,022

	Mexico — 0.2%
48,900	Fibra Uno Administracion S.A. de C.V. (m)	122,011
25,950	Grupo Financiero Banorte S.A.B. de C.V., Class O	147,967
15,120	Mexichem S.A.B. de C.V.	43,304
59,330	Wal-Mart de Mexico S.A.B. de C.V.	140,146

		453,428

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Netherlands — 1.1%
22,860	Aegon N.V.	180,363
1,620	ASML Holding N.V.	174,333
3,546	Heineken N.V.	279,347
23,380	ING Groep N.V., CVA (a)	358,686
2,021	NN Group N.V. (a)	58,918
4,107	NXP Semiconductors N.V. (a)	394,765
23,159	Royal Dutch Shell plc, Class A	730,209
13,970	Royal Dutch Shell plc, Class B	447,261

		2,623,882

	New Zealand — 0.1%
77,055	Spark New Zealand Ltd.	174,356

	Norway — 0.1%
8,784	DNB ASA	156,050
5,650	Telenor ASA	127,606

		283,656

	Panama — 0.0% (g)
860	Copa Holdings S.A., Class A	95,365

	Peru — 0.1%
1,660	Credicorp Ltd.	253,233

	Portugal — 0.0% (g)
19,236	EDP - Energias de Portugal S.A.	76,913

	Russia — 0.5%
6,570	Lukoil OAO, ADR	336,092
6,980	Magnit PJSC, Reg. S, GDR	382,941
3,996	Mail.ru Group Ltd., Reg. S, GDR (a)	95,322
11,580	Mobile TeleSystems OJSC, ADR	139,886
25,700	Sberbank of Russia, ADR	154,131

		1,108,372

	Singapore — 0.3%
2,280	Avago Technologies Ltd.	266,486
23,800	DBS Group Holdings Ltd.	378,191
14,900	Singapore Exchange Ltd.	95,775

		740,452

	South Africa — 1.2%
4,082	Aspen Pharmacare Holdings Ltd. (a)	124,132
14,781	Bidvest Group Ltd. (The)	400,625
2,480	Capitec Bank Holdings Ltd.	116,774
71,950	FirstRand Ltd.	343,712
4,270	Imperial Holdings Ltd.	71,507
9,070	Mr Price Group Ltd.	193,646
20,650	MTN Group Ltd.	414,630
1,050	Naspers Ltd., Class N	164,730

SHARES	SECURITY DESCRIPTION	VALUE

	South Africa — continued
15,040	Remgro Ltd.	334,064
16,340	RMB Holdings Ltd.	98,330
27,780	Sanlam Ltd.	179,670
13,320	Shoprite Holdings Ltd.	190,582
5,410	Tiger Brands Ltd.	140,807

		2,773,209

	South Korea — 0.4%
2,030	Hyundai Motor Co.	318,590
410	Samsung Electronics Co., Ltd. (m)	537,860

		856,450

	Spain — 0.7%
6,769	Banco Bilbao Vizcaya Argentaria S.A.	68,016
50,527	Banco Santander S.A. (a)	382,013
91,763	Bankia S.A. (a)	128,148
25,448	Distribuidora Internacional de Alimentacion S.A.	203,810
10,202	Repsol S.A.	210,304
38,361	Telefonica S.A.	583,871

		1,576,162

	Sweden — 0.4%
3,759	Assa Abloy AB, Class B	218,074
7,353	Electrolux AB, Series B (m)	220,168
1,472	Hennes & Mauritz AB, Class B	58,522
29,163	Nordea Bank AB	370,520
9,741	Telefonaktiebolaget LM Ericsson, Class B (m)	106,535

		973,819

	Switzerland — 2.0%
2,990	Allied World Assurance Co. Holdings AG	123,009
3,056	Cie Financiere Richemont S.A.	272,390
2,686	Credit Suisse Group AG (a)	71,091
7,119	Logitech International S.A.	106,873
16,278	Nestle S.A.	1,262,916
9,054	Novartis AG	924,162
2,524	Roche Holding AG	722,255
2,425	Swiss Re AG	215,115
35,504	UBS Group AG (a)	709,275
6,423	Wolseley plc	379,884

		4,786,970

	Taiwan — 0.5%
44,000	Delta Electronics, Inc.	264,769
30,000	President Chain Store Corp.	222,005
28,230	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	689,941

		1,176,715

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	Thailand — 0.3%
36,000	Advanced Info Service PCL	261,295
14,300	Siam Cement PCL (The), NVDR	232,670
54,800	Siam Commercial Bank PCL (The)	263,680

		757,645

	Turkey — 0.1%
50,070	KOC Holding A.S.	236,812
37,330	Turkiye Garanti Bankasi A.S.	118,775

		355,587

	United Kingdom — 4.8%
23,975	3i Group plc	185,728
10,438	Anglo American plc	176,846
3,454	Associated British Foods plc	150,796
9,522	AstraZeneca plc (m)	653,463
27,638	Aviva plc	222,360
18,127	BAE Systems plc (m)	140,434
153,694	Barclays plc	601,320
20,121	Barratt Developments plc (m)	159,627
27,225	BG Group plc	493,141
81,462	BP plc (m)	587,537
14,109	British American Tobacco plc	775,200
7,225	Burberry Group plc	192,611
72,078	Debenhams plc	99,014
34,759	Dixons Carphone plc	225,580
15,597	Domino’s Pizza Group plc	189,017
11,934	GlaxoSmithKline plc	275,636
84,381	HSBC Holdings plc	842,554
2,020	Indivior plc (a)	6,186
6,229	InterContinental Hotels Group plc	266,386
65,784	ITV plc	255,408
112,060	Lloyds Banking Group plc	132,710
1,873	Michael Kors Holdings Ltd. (a)	115,864
8,096	Prudential plc (m)	201,571
5,572	Reckitt Benckiser Group plc (m)	495,933
3,500	Rio Tinto Ltd. (m)	157,771
3,057	Rio Tinto plc	136,804
22,414	RSA Insurance Group plc	146,627
16,953	SABMiller plc	897,371
42,133	SIG plc	125,211
13,852	Smith & Nephew plc (m)	235,753
17,341	SSE plc	410,873
57,619	Taylor Wimpey plc	146,305
10,672	Tesco plc (m)	35,972
14,162	UBM plc	122,255
12,284	Unilever N.V., CVA	535,835

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
209,565	Vodafone Group plc	738,341
1,942	Whitbread plc (m)	155,941

		11,289,981

	United States — 18.7%
3,959	Acadia Healthcare Co., Inc. (a)	271,191
3,053	Acuity Brands, Inc.	509,698
3,441	Adobe Systems, Inc. (a)	261,722
2,460	Aetna, Inc.	262,900
1,747	Affiliated Managers Group, Inc. (a)	395,049
1,636	Air Products & Chemicals, Inc. (m)	234,651
1,243	Alexion Pharmaceuticals, Inc. (a)	210,353
259	Alleghany Corp. (a)	122,642
1,165	Alliance Data Systems Corp. (a)	346,366
4,236	Ally Financial, Inc. (a)	92,726
1,217	Amazon.com, Inc. (a)	513,306
3,476	American Electric Power Co., Inc.	197,680
6,173	American Homes 4 Rent, Class A (m)	104,262
6,844	American International Group, Inc. (m)	385,249
2,343	American Residential Properties, Inc. (a) (m)	43,955
1,180	Ameriprise Financial, Inc.	147,830
4,428	Amphenol Corp., Class A	245,178
1,930	AmTrust Financial Services, Inc.	114,777
1,824	Analog Devices, Inc.	112,796
9,248	Apple, Inc. (m)	1,157,387
2,940	Arrow Electronics, Inc. (a)	175,547
339	AutoZone, Inc. (a)	228,032
2,785	Ball Corp.	204,447
24,964	Bank of America Corp.	397,677
3,370	Bed Bath & Beyond, Inc. (a)	237,450
7,648	Best Buy Co., Inc.	265,003
8,133	Brixmor Property Group, Inc. (m)	190,719
5,868	Capital One Financial Corp.	474,428
6,243	Carlisle Cos., Inc.	602,449
11,567	CBRE Group, Inc., Class A (a)	443,479
2,072	CBS Corp. (Non-Voting), Class B (m)	128,733
3,532	Celgene Corp. (a)	381,668
531	Charter Communications, Inc., Class A (a)	99,329
9,628	Cisco Systems, Inc.	277,575
5,663	Citigroup, Inc.	301,951
6,374	Citizens Financial Group, Inc.	166,043
8,500	Clear Channel Outdoor Holdings, Inc., Class A	96,730
2,585	ClubCorp Holdings, Inc.	56,586
7,905	CNO Financial Group, Inc.	134,385
3,024	Concho Resources, Inc. (a)	383,020
7,265	CONSOL Energy, Inc.	235,967

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
1,131	CoStar Group, Inc. (a)	231,210
2,087	CVS Health Corp. (m)	207,218
5,421	Dealertrack Technologies, Inc. (a)	213,100
10,730	Delta Air Lines, Inc.	478,987
3,203	Devon Energy Corp.	218,477
3,812	DISH Network Corp., Class A (a)	257,920
3,884	Dover Corp.	294,096
2,565	Dr. Pepper Snapple Group, Inc.	191,298
1,396	Dril-Quip, Inc. (a)	111,289
3,320	Duke Energy Corp.	257,532
2,116	Eagle Materials, Inc.	176,453
1,882	East West Bancorp, Inc.	76,390
1,845	EastGroup Properties, Inc. (m)	105,534
2,927	Edison International	178,371
3,652	Electronic Arts, Inc. (a)	212,145
4,162	Entercom Communications Corp., Class A (a)	49,445
5,162	Envision Healthcare Holdings, Inc. (a)	195,950
904	Equifax, Inc.	87,625
2,617	Eversource Energy	127,605
6,158	Excel Trust, Inc. (m)	97,604
1,927	Expedia, Inc.	181,581
6,942	Exxon Mobil Corp. (m)	606,523
10,969	Facebook, Inc., Class A (a)	864,028
4,344	Fifth Third Bancorp	86,880
1,230	First Republic Bank	71,697
3,566	Fluidigm Corp. (a)	133,582
6,044	Fortune Brands Home & Security, Inc.	269,562
5,104	GameStop Corp., Class A	196,708
4,825	Gap, Inc. (The)	191,263
2,427	Gartner, Inc. (a)	201,392
1,970	Genuine Parts Co.	177,004
6,017	Gilead Sciences, Inc. (a)	604,769
1,302	Google, Inc., Class C (a)	699,617
3,414	Guidewire Software, Inc. (a)	170,529
5,764	Hanesbrands, Inc.	179,145
980	Harley-Davidson, Inc.	55,086
6,501	Hartford Financial Services Group, Inc. (The)	265,046
2,211	HCA Holdings, Inc. (a)	163,636
10,168	HD Supply Holdings, Inc. (a)	335,544
3,299	Hewlett-Packard Co. (m)	108,768
9,064	Hilton Worldwide Holdings, Inc. (a)	262,493
2,700	HollyFrontier Corp.	104,706
5,980	Home Depot, Inc. (The)	639,740
2,280	Honeywell International, Inc. (m)	230,098
7,234	Hudson City Bancorp, Inc.	67,276

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
1,027	Humana, Inc. (m)	170,071
2,451	Illinois Tool Works, Inc.	229,365
1,894	Illumina, Inc. (a)	348,969
4,460	Johnson & Johnson (m)	442,432
3,925	KapStone Paper & Packaging Corp.	109,704
5,716	Kimco Realty Corp. (m)	137,756
1,933	Kinder Morgan, Inc.	83,022
1,152	Kirby Corp. (a)	90,467
1,933	Kite Pharma, Inc. (a)	97,385
515	KLA-Tencor Corp.	30,282
5,590	Kohl’s Corp.	400,523
2,502	Kroger Co. (The) (m)	172,413
5,299	La Quinta Holdings, Inc. (a)	127,600
1,854	Lam Research Corp.	140,125
2,092	Legg Mason, Inc.	110,144
1,535	Lennox International, Inc.	162,649
11,035	Loews Corp.	459,497
333	M&T Bank Corp.	39,850
1,321	Marathon Petroleum Corp.	130,211
1,887	Marsh & McLennan Cos., Inc. (m)	105,974
1,721	Martin Marietta Materials, Inc. (m)	245,501
5,725	MasterCard, Inc., Class A	516,452
3,222	McGraw Hill Financial, Inc. (m)	336,055
1,087	McKesson Corp.	242,836
4,000	Media General, Inc. (a)	67,560
6,646	Merck & Co., Inc. (m)	395,836
9,987	Microsoft Corp.	485,768
1,368	Mohawk Industries, Inc. (a)	237,348
1,694	Monster Beverage Corp. (a)	232,264
3,962	Mosaic Co. (The)	174,328
1,807	National Bank Holdings Corp., Class A	34,333
992	National HealthCare Corp.	62,794
3,253	Nektar Therapeutics (a)	30,969
648	Netflix, Inc. (a)	360,612
1,047	NetSuite, Inc. (a)	100,062
2,403	NextEra Energy, Inc.	242,535
4,686	Nimble Storage, Inc. (a)	114,620
1,869	Northern Trust Corp.	136,717
2,160	Old Dominion Freight Line, Inc. (a)	153,641
6,154	Old Republic International Corp.	94,095
1,094	Omnicom Group, Inc. (m)	82,881
2,049	Pall Corp.	199,409
1,075	Palo Alto Networks, Inc. (a)	158,799
5,589	PBF Energy, Inc., Class A	158,616
16,308	Pfizer, Inc. (m)	553,330

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — continued
	United States — continued
3,319	Phillips 66	263,230
3,267	PNC Financial Services Group, Inc. (The)	299,682
3,609	Post Holdings, Inc. (a)	169,406
1,550	PPG Industries, Inc. (m)	343,418
275	Priceline Group, Inc. (The) (a)	340,398
3,747	Procter & Gamble Co. (The) (m)	297,924
2,994	Prudential Financial, Inc.	244,310
2,494	QUALCOMM, Inc.	169,592
4,487	Range Resources Corp.	285,194
5,642	Rayonier, Inc. (m)	144,379
987	Regeneron Pharmaceuticals, Inc. (a)	451,513
3,184	Rock-Tenn Co., Class A	200,528
2,893	Rush Enterprises, Inc., Class A (a)	75,623
2,750	Schlumberger Ltd. (m)	260,177
2,090	Sempra Energy	221,895
2,139	ServiceNow, Inc. (a)	160,126
1,283	Sherwin-Williams Co. (The)	356,674
1,777	Signature Bank (a)	238,278
9,033	Southwestern Energy Co. (a)	253,195
7,520	Sprouts Farmers Market, Inc. (a)	240,527
6,078	Starbucks Corp.	301,347
6,145	SunTrust Banks, Inc.	255,018
1,649	T. Rowe Price Group, Inc.	133,866
7,223	TD Ameritrade Holding Corp.	261,834
885	Tesla Motors, Inc. (a)	200,054
4,254	Texas Instruments, Inc.	230,609
1,723	Tiffany & Co.	150,728
1,731	Time Warner, Inc.	146,114
5,244	Time, Inc.	119,721
2,483	Travelers Cos., Inc. (The)	251,056
1,879	TreeHouse Foods, Inc. (a)	152,688
4,071	Trex Co., Inc. (a)	191,011
2,558	Twenty-First Century Fox, Inc., Class B	85,309
6,252	U.S. Bancorp	268,023
2,163	Ulta Salon Cosmetics & Fragrance, Inc. (a)	326,808
1,864	Union Pacific Corp. (m)	198,013
2,000	United Continental Holdings, Inc. (a)	119,480
2,422	United Technologies Corp. (m)	275,503
5,063	UnitedHealth Group, Inc.	564,018
5,988	Unum Group	204,550
5,867	Urban Outfitters, Inc. (a)	234,915
4,929	Veeva Systems, Inc., Class A (a)	130,865
5,598	VeriFone Systems, Inc. (a)	200,240
5,845	Verizon Communications, Inc. (m)	294,822
1,522	Vertex Pharmaceuticals, Inc. (a)	187,632

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
5,499	Visa, Inc., Class A	363,209
1,364	W.R. Berkley Corp.	66,822
1,034	W.W. Grainger, Inc.	256,877
979	Watsco, Inc.	117,764
4,317	Wayfair, Inc., Class A (a)	138,662
16,096	Wells Fargo & Co.	886,890
4,874	Weyerhaeuser Co. (m)	153,580
5,605	Wolverine World Wide, Inc.	172,242
1,424	Workday, Inc., Class A (a)	129,883
6,438	Xcel Energy, Inc.	218,313

		43,856,193

	Total Common Stocks (Cost $111,367,005)	115,331,562

PRINCIPAL AMOUNT
Corporate Bonds — 10.4%
	Bahamas — 0.0% (g)
27,000	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	24,840

	Bermuda — 0.0% (g)
	Aircastle Ltd.,
4,000	5.125%, 03/15/21	4,195
10,000	6.250%, 12/01/19	11,037
21,000	7.625%, 04/15/20	24,465
10,000	NCL Corp., Ltd., 5.250%, 11/15/19 (e)	10,300
14,000	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	15,522

		65,519

	Canada — 0.5%
30,000	1011778 B.C. ULC/New Red Finance, Inc., 6.000%, 04/01/22 (e)	30,975
	Bombardier, Inc.,
6,000	4.750%, 04/15/19 (e)	5,970
30,000	5.500%, 09/15/18 (e)	30,338
5,000	6.125%, 01/15/23 (e)	4,778
30,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	31,050
	Cascades, Inc.,
26,000	5.500%, 07/15/22 (e)	26,325
15,000	7.875%, 01/15/20	15,600
27,000	Concordia Healthcare Corp., 7.000%, 04/15/23 (e)	27,405
	First Quantum Minerals Ltd.,
35,000	6.750%, 02/15/20 (e)	32,550

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Canada — continued
35,000	7.000%, 02/15/21 (e)	32,637
40,000	Garda World Security Corp., 7.250%, 11/15/21 (e)	39,800
20,000	HudBay Minerals, Inc., 9.500%, 10/01/20	20,950
14,000	KGHM International Ltd., 7.750%, 06/15/19 (e)	14,350
	Lundin Mining Corp.,
25,000	7.500%, 11/01/20 (e)	26,252
35,000	7.875%, 11/01/22 (e)	37,100
20,000	Masonite International Corp., 5.625%, 03/15/23 (e)	20,900
6,000	Mattamy Group Corp., 6.500%, 11/15/20 (e)	5,880
	MEG Energy Corp.,
20,000	6.500%, 03/15/21 (e)	19,750
30,000	7.000%, 03/31/24 (e)	29,556
	New Gold, Inc.,
32,000	6.250%, 11/15/22 (e)	31,680
25,000	7.000%, 04/15/20 (e)	26,062
3,000	NOVA Chemicals Corp., 5.000%, 05/01/25 (e)	3,161
45,000	Novelis, Inc., 8.750%, 12/15/20	48,038
8,000	Open Text Corp., 5.625%, 01/15/23 (e)	8,300
	Precision Drilling Corp.,
10,000	5.250%, 11/15/24	8,650
20,000	6.500%, 12/15/21	19,450
30,000	6.625%, 11/15/20	30,225
30,000	Quebecor Media, Inc., 5.750%, 01/15/23	30,975
	Ultra Petroleum Corp.,
34,000	5.750%, 12/15/18 (e)	31,960
37,000	6.125%, 10/01/24 (e)	32,653
	Valeant Pharmaceuticals International, Inc.,
35,000	5.375%, 03/15/20 (e)	35,897
20,000	5.500%, 03/01/23 (e)	20,250
6,000	5.625%, 12/01/21 (e)	6,150
75,000	5.875%, 05/15/23 (e)	76,969
75,000	6.125%, 04/15/25 (e)	77,391
45,000	6.375%, 10/15/20 (e)	47,419
34,000	6.750%, 08/15/18 (e)	35,998
12,000	6.750%, 08/15/21 (e)	12,570
15,000	7.000%, 10/01/20 (e)	15,712
10,000	7.250%, 07/15/22 (e)	10,662
99,000	7.500%, 07/15/21 (e)	107,415
	Videotron Ltd.,
4,000	5.000%, 07/15/22	4,127
18,000	5.375%, 06/15/24 (e)	18,653

		1,192,533

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Cayman Islands — 0.1%
30,000	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	26,025
	Transocean, Inc.,
54,000	6.375%, 12/15/21	47,588
26,000	6.500%, 11/15/20	23,172
150,000	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	162,938

		259,723

	France — 0.1%
5,000	Lafarge S.A., 7.125%, 07/15/36	6,525
200,000	Numericable-SFR, 6.000%, 05/15/22 (e)	204,875

		211,400

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
15,000	5.250%, 11/15/22	15,966
1,000	7.500%, 10/15/27	1,182

		17,148

	Luxembourg — 0.5%
200,000	Altice Financing S.A., 6.500%, 01/15/22 (e)	204,770
	ArcelorMittal,
250,000	7.000%, 02/25/22	271,562
8,000	7.750%, 10/15/39	8,260
8,000	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	8,160
200,000	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	211,500
	Intelsat Jackson Holdings S.A.,
40,000	5.500%, 08/01/23	37,650
100,000	6.625%, 12/15/22	98,750
10,000	7.250%, 04/01/19	10,363
20,000	7.250%, 10/15/20	20,622
90,000	7.500%, 04/01/21	93,488
31,000	Intelsat Luxembourg S.A., 7.750%, 06/01/21	28,481
20,000	Mallinckrodt International Finance S.A., 4.750%, 04/15/23	19,150
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
20,000	4.875%, 04/15/20 (e)	20,325
40,000	5.500%, 04/15/25 (e)	40,800
22,000	5.750%, 08/01/22 (e)	22,770
25,000	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	25,750
	NII International Telecom S.C.A.,
7,000	7.875%, 08/15/19 (d) (e)	6,475
10,000	11.375%, 08/15/19 (d) (e)	9,400

		1,138,276

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	Mexico — 0.1%
200,000	Cemex S.A.B. de C.V., 6.125%, 05/05/25 (e)	205,240

	Netherlands — 0.0% (g)
11,000	Basell Finance Co., B.V., Class B, 8.100%, 03/15/27 (e)	14,980
	Sensata Technologies B.V.,
7,000	4.875%, 10/15/23 (e)	7,262
38,000	5.000%, 10/01/25 (e)	39,235
7,000	5.625%, 11/01/24 (e)	7,473

		68,950

	Singapore — 0.0% (g)
	Flextronics International Ltd.,
15,000	4.625%, 02/15/20	15,653
45,000	5.000%, 02/15/23	47,472

		63,125

	United Kingdom — 0.2%
	Royal Bank of Scotland Group plc,
20,000	6.000%, 12/19/23	21,905
77,000	6.100%, 06/10/23	84,589
180,000	6.125%, 12/15/22	199,694

		306,188

	United States — 8.9%
	Acadia Healthcare Co., Inc.,
5,000	5.125%, 07/01/22	4,987
5,000	5.625%, 02/15/23 (e)	5,113
10,000	6.125%, 03/15/21	10,337
26,000	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	15,665
5,000	Activision Blizzard, Inc., 5.625%, 09/15/21 (e)	5,344
	ADT Corp. (The),
2,000	3.500%, 07/15/22	1,885
5,000	4.125%, 04/15/19	5,078
85,000	4.125%, 06/15/23	81,175
80,000	6.250%, 10/15/21	86,000
	Advanced Micro Devices, Inc.,
35,000	6.750%, 03/01/19	30,450
34,000	7.000%, 07/01/24	26,435
21,000	7.750%, 08/01/20	17,220
	AECOM Technology Corp.,
28,000	5.750%, 10/15/22 (e)	28,980
100,000	5.875%, 10/15/24 (e)	103,589
	AES Corp.,
2,000	5.500%, 03/15/24	2,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
100,000	5.500%, 04/15/25	98,750
20,000	VAR, 3.262%, 06/01/19	20,000
40,000	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	40,000
20,000	AK Steel Corp., 8.750%, 12/01/18	21,200
60,000	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22 (e)	65,400
60,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	67,050
	Alcoa, Inc.,
75,000	5.125%, 10/01/24	80,844
20,000	5.400%, 04/15/21	21,953
20,000	5.900%, 02/01/27	21,963
20,000	6.150%, 08/15/20	22,643
5,000	6.750%, 07/15/18	5,655
70,000	6.750%, 01/15/28	78,663
12,000	Alere, Inc., 6.500%, 06/15/20	12,480
	Aleris International, Inc.,
2,000	7.625%, 02/15/18	2,065
27,000	7.875%, 11/01/20	27,884
33,000	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	33,330
	Ally Financial, Inc.,
160,000	4.125%, 03/30/20	160,800
25,000	4.625%, 03/30/25	24,922
23,000	6.250%, 12/01/17	24,639
40,000	7.500%, 09/15/20	46,856
37,000	8.000%, 03/15/20	43,845
48,000	8.000%, 11/01/31	60,240
	AMC Entertainment, Inc.,
8,000	5.875%, 02/15/22	8,300
25,000	9.750%, 12/01/20	27,187
100,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	106,250
45,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	48,195
25,000	Amkor Technology, Inc., 6.625%, 06/01/21	25,812
5,000	Amsted Industries, Inc., 5.000%, 03/15/22 (e)	5,156
	Amsurg Corp.,
15,000	5.625%, 11/30/20	15,356
10,000	5.625%, 07/15/22	10,152
	Antero Resources Corp.,
78,000	5.125%, 12/01/22	77,610
25,000	5.375%, 11/01/21	25,250
61,000	Aramark Services, Inc., 5.750%, 03/15/20	63,592
29,000	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	30,450

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
35,000	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e)	36,050
47,000	Ashland, Inc., 4.750%, 08/15/22	48,175
	Audatex North America, Inc.,
17,000	6.000%, 06/15/21 (e)	17,558
44,000	6.125%, 11/01/23 (e)	45,870
	Avaya, Inc.,
65,000	7.000%, 04/01/19 (e)	65,325
40,000	10.500%, 03/01/21 (e)	35,200
41,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 06/01/22 (e)	41,359
23,000	Axiall Corp., 4.875%, 05/15/23	23,230
	Belden, Inc.,
3,000	5.250%, 07/15/24 (e)	3,038
1,000	5.500%, 09/01/22 (e)	1,027
65,000	Berry Plastics Corp., 5.500%, 05/15/22	67,356
	Biomet, Inc.,
45,000	6.500%, 08/01/20	47,644
5,000	6.500%, 10/01/20	5,237
25,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	26,000
35,000	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	35,703
35,000	Briggs & Stratton Corp., 6.875%, 12/15/20	38,281
35,000	Building Materials Corp. of America, 5.375%, 11/15/24 (e)	35,875
48,000	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	50,376
	Cablevision Systems Corp.,
25,000	5.875%, 09/15/22	26,500
4,000	7.750%, 04/15/18	4,490
81,000	8.000%, 04/15/20	92,947
	California Resources Corp.,
10,000	5.000%, 01/15/20	9,450
95,000	5.500%, 09/15/21	90,012
27,000	6.000%, 11/15/24	25,380
	Calpine Corp.,
4,000	5.375%, 01/15/23	4,035
20,000	5.500%, 02/01/24	20,000
7,000	5.750%, 01/15/25	7,035
54,000	5.875%, 01/15/24 (e)	57,780
100,000	6.000%, 01/15/22 (e)	105,750
10,000	Cardtronics, Inc., 5.125%, 08/01/22 (e)	9,925
60,000	Casella Waste Systems, Inc., 7.750%, 02/15/19	61,200

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
20,000	CCM Merger, Inc., 9.125%, 05/01/19 (e)	21,725
	CCO Holdings LLC/CCO Holdings Capital Corp.,
39,000	5.125%, 05/01/23 (e)	38,610
10,000	5.250%, 09/30/22	9,992
34,000	5.375%, 05/01/25 (e)	33,405
18,000	5.875%, 05/01/27 (e)	17,730
53,000	6.500%, 04/30/21	55,074
	CDW LLC/CDW Finance Corp.,
5,000	5.000%, 09/01/23	5,150
35,000	5.500%, 12/01/24	37,205
4,000	6.000%, 08/15/22	4,310
5,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 06/01/24 (e)	5,162
15,000	Celanese US Holdings LLC, 4.625%, 11/15/22	15,337
200,000	Cemex Finance LLC, 6.000%, 04/01/24 (e)	204,500
22,000	Centene Corp., 4.750%, 05/15/22	23,155
25,000	Century Communities, Inc., 6.875%, 05/15/22 (e)	24,719
25,000	CenturyLink, Inc., 5.625%, 04/01/25 (e)	24,969
	Cenveo Corp.,
10,000	6.000%, 08/01/19 (e)	9,300
5,000	8.500%, 09/15/22 (e)	4,187
15,000	CF Industries, Inc., 7.125%, 05/01/20	18,034
	Chesapeake Energy Corp.,
79,000	4.875%, 04/15/22	72,877
30,000	6.125%, 02/15/21	30,150
10,000	Choice Hotels International, Inc., 5.750%, 07/01/22	10,950
	CHS/Community Health Systems, Inc.,
15,000	5.125%, 08/15/18	15,562
20,000	5.125%, 08/01/21	20,700
71,000	6.875%, 02/01/22	75,349
22,000	7.125%, 07/15/20	23,595
30,000	8.000%, 11/15/19	31,800
35,000	Cimarex Energy Co., 4.375%, 06/01/24	35,437
25,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	26,562
68,000	Cinemark USA, Inc., 5.125%, 12/15/22	70,292
	CIT Group, Inc.,
13,000	3.875%, 02/19/19	12,886
70,000	5.000%, 08/15/22	72,100
105,000	5.375%, 05/15/20	111,169
39,000	5.500%, 02/15/19 (e)	40,804
15,000	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	15,847

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
29,000	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	28,347
	Claire’s Stores, Inc.,
9,000	6.125%, 03/15/20 (e)	7,380
17,000	8.875%, 03/15/19	8,500
26,000	9.000%, 03/15/19 (e)	23,208
	Clear Channel Worldwide Holdings, Inc.,
15,000	6.500%, 11/15/22	15,712
105,000	Series B, 6.500%, 11/15/22	111,038
5,000	Series A, 7.625%, 03/15/20	5,225
75,000	Series B, 7.625%, 03/15/20	78,937
	Clearwater Paper Corp.,
10,000	4.500%, 02/01/23	9,850
11,000	5.375%, 02/01/25 (e)	11,192
8,000	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	9,540
49,000	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	35,280
45,000	Coeur Mining, Inc., 7.875%, 02/01/21	38,025
60,000	Commercial Metals Co., 4.875%, 05/15/23	57,150
	CommScope, Inc.,
5,000	5.000%, 06/15/21 (e)	5,000
45,000	5.500%, 06/15/24 (e)	45,337
15,000	Comstock Resources, Inc., 10.000%, 03/15/20 (e)	14,700
	Concho Resources, Inc.,
50,000	6.500%, 01/15/22	52,625
20,000	7.000%, 01/15/21	21,100
	CONSOL Energy, Inc.,
30,000	5.875%, 04/15/22	27,525
25,000	8.000%, 04/01/23 (e)	25,344
	Constellation Brands, Inc.,
3,000	4.750%, 11/15/24	3,180
60,000	6.000%, 05/01/22	68,700
22,430	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	23,691
36,718	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	41,215
83,000	Cott Beverages, Inc., 6.750%, 01/01/20 (e)	86,942
45,000	Covanta Holding Corp., 6.375%, 10/01/22	47,812
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
9,000	6.125%, 03/01/22	9,292
14,000	6.250%, 04/01/23 (e)	14,630
30,000	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	31,537

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Crown Castle International Corp.,
3,000	4.875%, 04/15/22	3,129
53,000	5.250%, 01/15/23	55,947
20,000	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22 (e)	18,200
25,000	Darling Ingredients, Inc., 5.375%, 01/15/22	25,437
	DaVita HealthCare Partners, Inc.,
80,000	5.000%, 05/01/25	79,850
18,000	5.125%, 07/15/24	18,317
20,000	5.750%, 08/15/22	21,250
12,000	Dean Foods Co., 6.500%, 03/15/23 (e)	12,360
58,000	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	61,987
25,000	Diamondback Energy, Inc., 7.625%, 10/01/21	27,062
	DISH DBS Corp.,
45,000	5.875%, 07/15/22	45,338
38,000	5.875%, 11/15/24	37,430
128,000	6.750%, 06/01/21	135,530
10,000	7.875%, 09/01/19	11,287
13,000	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	13,195
8,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	7,520
155,000	DS Services of America, Inc., 10.000%, 09/01/21 (e)	182,125
5,000	DuPont Fabros Technology LP, 5.875%, 09/15/21	5,181
4,000	Dycom Investments, Inc., 7.125%, 01/15/21	4,190
	Dynegy, Inc.,
50,000	5.875%, 06/01/23	49,375
10,000	6.750%, 11/01/19 (e)	10,450
10,000	7.375%, 11/01/22 (e)	10,650
5,000	7.625%, 11/01/24 (e)	5,375
	E*TRADE Financial Corp.,
10,000	4.625%, 09/15/23	10,212
40,000	5.375%, 11/15/22	42,500
14,000	Eagle Spinco, Inc., 4.625%, 02/15/21	14,175
95,000	Embarq Corp., 7.995%, 06/01/36	112,100
80,000	Emdeon, Inc., 11.000%, 12/31/19	87,600
13,000	Endo Finance LLC, 5.750%, 01/15/22 (e)	13,162
10,000	Endo Finance LLC & Endo Finco, Inc., 7.000%, 07/15/19 (e)	10,425
52,000	Energy Transfer Equity LP, 5.875%, 01/15/24	54,600

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
60,000	7.500%, 10/15/20	67,500
75,000	EnerSys, 5.000%, 04/30/23 (e)	75,937
7,000	Entegris, Inc., 6.000%, 04/01/22 (e)	7,315
11,000	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	11,330
	EP Energy LLC/Everest Acquisition Finance, Inc.,
4,000	6.875%, 05/01/19	4,124
72,000	7.750%, 09/01/22	75,600
58,000	9.375%, 05/01/20	62,060
	Equinix, Inc.,
29,000	5.375%, 01/01/22	30,087
47,000	5.375%, 04/01/23	48,527
3,000	5.750%, 01/01/25	3,158
31,000	Evolution Escrow Issuer LLC, 7.500%, 03/15/22 (e)	31,387
25,000	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22	24,375
6,000	Family Tree Escrow LLC, 5.750%, 03/01/23 (e)	6,300
200,000	FCA U.S. LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	220,750
30,000	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	31,500
	First Data Corp.,
13,000	6.750%, 11/01/20 (e)	13,845
14,000	7.375%, 06/15/19 (e)	14,542
70,000	8.250%, 01/15/21 (e)	74,222
4,000	10.625%, 06/15/21	4,539
27,000	11.750%, 08/15/21	30,983
25,000	12.625%, 01/15/21	29,512
7,000	8.750% (cash), 01/15/22 (e) (v)	7,490
	Freescale Semiconductor, Inc.,
5,000	5.000%, 05/15/21 (e)	5,313
22,000	6.000%, 01/15/22 (e)	23,771
	Fresenius Medical Care US Finance II, Inc.,
5,000	4.125%, 10/15/20 (e)	5,088
25,000	4.750%, 10/15/24 (e)	26,125
20,000	5.875%, 01/31/22 (e)	21,900
	Fresenius Medical Care US Finance, Inc.,
15,000	5.750%, 02/15/21 (e)	16,388
25,000	6.500%, 09/15/18 (e)	28,000
	Frontier Communications Corp.,
5,000	8.500%, 04/15/20	5,537
18,000	8.750%, 04/15/22	19,710
79,000	9.250%, 07/01/21	89,764

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	FTI Consulting, Inc.,
15,000	6.000%, 11/15/22	15,975
15,000	6.750%, 10/01/20	15,785
	Gannett Co., Inc.,
5,000	4.875%, 09/15/21 (e)	5,137
30,000	5.125%, 07/15/20	31,412
50,000	5.500%, 09/15/24 (e)	52,000
20,000	6.375%, 10/15/23	21,650
10,000	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	9,300
	General Motors Co.,
25,000	3.500%, 10/02/18	25,726
7,000	4.000%, 04/01/25	7,008
	Genesis Energy LP/Genesis Energy Finance Corp.,
7,000	5.625%, 06/15/24	6,755
50,000	5.750%, 02/15/21	49,625
16,000	7.875%, 12/15/18	16,640
	GenOn Energy, Inc.,
40,000	7.875%, 06/15/17	40,100
3,000	9.875%, 10/15/20	3,093
3,000	Global Partners LP/GLP Finance Corp., 6.250%, 07/15/22	2,955
50,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	52,000
40,000	Goodman Networks, Inc., 12.125%, 07/01/18	37,200
10,000	Graphic Packaging International, Inc., 4.750%, 04/15/21	10,400
190,000	Gray Television, Inc., 7.500%, 10/01/20	201,875
25,000	Greif, Inc., 6.750%, 02/01/17	26,625
6,000	Griffon Corp., 5.250%, 03/01/22	6,060
4,000	Guitar Center, Inc., 6.500%, 04/15/19 (e)	3,520
50,000	H&E Equipment Services, Inc., 7.000%, 09/01/22	52,375
	H.J. Heinz Co.,
40,000	4.250%, 10/15/20	41,000
10,000	4.875%, 02/15/25 (e)	10,920
55,000	Halcon Resources Corp., 9.250%, 02/15/22	42,625
100,000	Halyard Health, Inc., 6.250%, 10/15/22 (e)	105,500
30,000	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	28,725
	Harland Clarke Holdings Corp.,
5,000	9.250%, 03/01/21 (e)	4,875
15,000	9.750%, 08/01/18 (e)	15,881
20,000	HCA Holdings, Inc., 6.250%, 02/15/21	21,840

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	HCA, Inc.,
4,000	3.750%, 03/15/19	4,120
20,000	4.250%, 10/15/19	20,900
5,000	4.750%, 05/01/23	5,250
61,000	5.000%, 03/15/24	64,825
10,000	5.250%, 04/15/25	10,837
26,000	5.375%, 02/01/25	27,300
30,000	5.875%, 03/15/22	33,563
16,000	5.875%, 05/01/23	17,300
50,000	6.500%, 02/15/20	57,000
42,000	7.500%, 02/15/22	49,140
5,000	8.000%, 10/01/18	5,812
	HD Supply, Inc.,
10,000	5.250%, 12/15/21 (e)	10,375
40,000	7.500%, 07/15/20	42,900
19,000	Headwaters, Inc., 7.250%, 01/15/19	19,903
15,000	HealthSouth Corp., 5.750%, 11/01/24	15,825
55,000	Hecla Mining Co., 6.875%, 05/01/21	49,775
47,000	Hertz Corp. (The), 7.375%, 01/15/21	49,468
	Hexion, Inc.,
45,000	6.625%, 04/15/20	42,075
28,000	10.000%, 04/15/20 (e)	28,980
	Hiland Partners LP/Hiland Partners Finance Corp.,
28,000	5.500%, 05/15/22 (e)	29,015
24,000	7.250%, 10/01/20 (e)	26,040
	Hilcorp Energy I LP/Hilcorp Finance Co.,
84,000	5.000%, 12/01/24 (e)	81,480
50,000	7.625%, 04/15/21 (e)	52,250
25,000	8.000%, 02/15/20 (e)	25,875
10,000	Reg. S, 7.625%, 04/15/21 (e)	10,450
20,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	21,100
25,000	Hologic, Inc., 6.250%, 08/01/20	25,906
50,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (e)	51,688
	Huntsman International LLC,
20,000	4.875%, 11/15/20	20,200
15,000	5.125%, 11/15/22 (e)	15,159
65,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	67,438
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
35,000	4.875%, 03/15/19	35,661
55,000	5.875%, 02/01/22	56,851

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
32,000	IGATE Corp., 4.750%, 04/15/19	33,520
	iHeartCommunications, Inc.,
120,000	9.000%, 12/15/19	118,650
30,000	9.000%, 03/01/21	28,762
25,000	IHS, Inc., 5.000%, 11/01/22 (e)	25,000
100,000	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	95,125
8,000	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	8,020
20,000	Infor U.S., Inc., 6.500%, 05/15/22 (e)	20,550
20,000	Ingles Markets, Inc., 5.750%, 06/15/23	20,800
22,000	Interactive Data Corp., 5.875%, 04/15/19 (e)	22,220
	International Lease Finance Corp.,
130,000	4.625%, 04/15/21	137,150
166,000	8.250%, 12/15/20	203,350
10,000	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	10,400
4,000	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	4,200
64,000	Iron Mountain, Inc., 5.750%, 08/15/24	66,243
	Isle of Capri Casinos, Inc.,
5,000	5.875%, 03/15/21 (e)	5,163
30,000	8.875%, 06/15/20	32,850
4,000	J.C. Penney Corp., Inc., 8.125%, 10/01/19	4,000
	JBS USA LLC/JBS USA Finance, Inc.,
171,000	5.875%, 07/15/24 (e)	172,276
65,000	7.250%, 06/01/21 (e)	68,413
75,000	8.250%, 02/01/20 (e)	79,492
30,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	29,700
40,000	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	34,400
	K. Hovnanian Enterprises, Inc.,
2,000	7.250%, 10/15/20 (e)	2,095
15,000	9.125%, 11/15/20 (e)	15,900
10,000	11.875%, 10/15/15 (i)	10,325
14,000	Kennedy-Wilson, Inc., 5.875%, 04/01/24	14,176
65,000	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	69,956
60,000	L Brands, Inc., 5.625%, 02/15/22	65,850
	Lamar Media Corp.,
50,000	5.000%, 05/01/23	51,000
30,000	5.875%, 02/01/22	31,725
15,000	Landry’s, Inc., 9.375%, 05/01/20 (e)	16,050

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	Lennar Corp.,
15,000	4.500%, 06/15/19	15,450
25,000	4.500%, 11/15/19	25,750
30,000	4.750%, 05/30/25	29,775
10,000	6.950%, 06/01/18	11,025
5,000	Series B, 12.250%, 06/01/17	5,963
15,000	Level 3 Communications, Inc., 5.750%, 12/01/22	15,384
	Level 3 Financing, Inc.,
34,000	5.125%, 05/01/23 (e)	33,874
121,000	5.375%, 05/01/25 (e)	120,855
3,000	5.625%, 02/01/23 (e)	3,075
19,000	6.125%, 01/15/21	20,116
36,000	7.000%, 06/01/20	38,565
70,000	8.125%, 07/01/19	73,570
5,000	VAR, 3.826%, 01/15/18	5,038
75,000	Levi Strauss & Co., 5.000%, 05/01/25 (e)	74,953
26,000	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	31,983
9,000	LifePoint Hospitals, Inc., 5.500%, 12/01/21	9,460
290,000	LIN Television Corp., 5.875%, 11/15/22 (e)	298,700
10,000	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	10,225
5,000	Louisiana-Pacific Corp., 7.500%, 06/01/20	5,325
6,000	M/I Homes, Inc., 8.625%, 11/15/18	6,240
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
118,000	4.500%, 07/15/23	118,295
28,000	4.875%, 12/01/24	28,963
12,000	6.500%, 08/15/21	12,600
9,000	6.750%, 11/01/20	9,405
48,000	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	47,520
	Masco Corp.,
11,000	4.450%, 04/01/25	11,358
4,000	5.950%, 03/15/22	4,500
55,000	MasTec, Inc., 4.875%, 03/15/23	51,975
	Mercer International, Inc.,
23,000	7.000%, 12/01/19	24,404
30,000	7.750%, 12/01/22	32,025
17,000	Meritage Homes Corp., 7.000%, 04/01/22	18,190
	MGM Resorts International,
90,000	6.000%, 03/15/23	93,206
90,000	7.750%, 03/15/22	101,025

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,000	8.625%, 02/01/19	2,302
45,000	11.375%, 03/01/18	54,113
	Micron Technology, Inc.,
20,000	5.250%, 08/01/23 (e)	20,070
16,000	5.250%, 01/15/24 (e)	15,840
28,000	5.500%, 02/01/25 (e)	27,860
14,000	5.625%, 01/15/26 (e)	13,825
17,000	5.875%, 02/15/22	17,871
20,000	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	20,800
	Momentive Performance Materials, Inc.,
35,000	3.880%, 10/24/21	31,325
35,000	8.875%, 10/15/20 (d) (i)	—
103,000	MPG Holdco I, Inc., 7.375%, 10/15/22 (e)	109,695
80,000	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	84,001
31,000	MSCI, Inc., 5.250%, 11/15/24 (e)	32,240
20,000	MTR Gaming Group, Inc., 11.500%, 08/01/19	21,550
4,000	Murphy Oil U.S.A., Inc., 6.000%, 08/15/23	4,284
2,000	Mustang Merger Corp., 8.500%, 08/15/21 (e)	2,028
33,000	National Financial Partners Corp., 9.000%, 07/15/21 (e)	33,825
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
15,000	6.500%, 07/01/21	14,625
33,000	6.500%, 06/01/22	32,051
5,000	7.875%, 10/01/20	5,150
	Navient Corp.,
40,000	5.875%, 03/25/21	39,800
4,000	7.250%, 01/25/22	4,240
61,000	8.000%, 03/25/20	67,938
23,000	Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125%, 11/15/21 (e)	23,518
	Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
25,000	7.375%, 01/15/22 (e)	23,000
5,000	8.125%, 02/15/19	4,275
35,000	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 7.250%, 05/01/22 (e)	33,950
20,000	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	21,200
16,000	NCR Corp., 6.375%, 12/15/23	16,840

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
50,000	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	53,625
	Netflix, Inc.,
10,000	5.500%, 02/15/22 (e)	10,525
115,000	5.750%, 03/01/24	121,613
10,000	5.875%, 02/15/25 (e)	10,650
15,000	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.625%, 03/15/20 (e)	15,657
	New Albertsons, Inc.,
2,000	Series C, 6.625%, 06/01/28	1,720
3,000	7.450%, 08/01/29	2,917
15,000	8.000%, 05/01/31	14,850
15,000	8.700%, 05/01/30	15,488
	Newfield Exploration Co.,
50,000	5.375%, 01/01/26	52,000
50,000	5.625%, 07/01/24	53,000
10,000	5.750%, 01/30/22	10,600
	Nexstar Broadcasting, Inc.,
35,000	6.125%, 02/15/22 (e)	36,313
25,000	6.875%, 11/15/20	26,500
2,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19	1,965
83,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	83,457
30,000	NII Capital Corp., 7.625%, 04/01/21 (d)	9,038
	NRG Energy, Inc.,
30,000	6.250%, 05/01/24	30,675
11,000	6.625%, 03/15/23	11,578
13,000	7.875%, 05/15/21	13,889
30,000	8.250%, 09/01/20	31,650
50,000	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	50,500
20,000	NWH Escrow Corp., 7.500%, 08/01/21 (e)	18,850
35,000	Olin Corp., 5.500%, 08/15/22	36,050
	Omnicare, Inc.,
10,000	4.750%, 12/01/22	10,925
10,000	5.000%, 12/01/24	10,900
4,000	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	4,185
2,000	Orbital ATK, Inc., 5.250%, 10/01/21 (e)	2,070
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
8,000	5.250%, 02/15/22	8,280
20,000	5.625%, 02/15/24 (e)	20,750
35,000	5.625%, 02/15/24	36,444

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,000	5.875%, 03/15/25	5,337
	Owens-Brockway Glass Container, Inc.,
5,000	5.000%, 01/15/22 (e)	5,131
5,000	5.375%, 01/15/25 (e)	5,175
30,000	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	32,063
45,000	Parker Drilling Co., 6.750%, 07/15/22	38,025
	Peabody Energy Corp.,
23,000	6.250%, 11/15/21	13,800
21,000	10.000%, 03/15/22 (e)	17,745
35,000	Penn Virginia Corp., 8.500%, 05/01/20	34,125
129,000	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	132,225
42,000	Pinnacle Entertainment, Inc., 6.375%, 08/01/21	44,625
25,000	Pioneer Energy Services Corp., 6.125%, 03/15/22	19,125
11,000	Platform Specialty Products Corp., 6.500%, 02/01/22 (e)	11,495
	PolyOne Corp.,
45,000	5.250%, 03/15/23	46,913
25,000	7.375%, 09/15/20	26,312
20,000	Post Holdings, Inc., 6.750%, 12/01/21 (e)	20,230
5,000	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	5,063
10,000	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	9,613
15,000	PVH Corp., 4.500%, 12/15/22	15,300
	QEP Resources, Inc.,
65,000	5.375%, 10/01/22	65,813
50,000	6.875%, 03/01/21	53,375
10,000	Quad/Graphics, Inc., 7.000%, 05/01/22	9,631
	Qwest Capital Funding, Inc.,
7,000	6.875%, 07/15/28	7,210
21,000	7.750%, 02/15/31	22,050
36,000	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	41,445
25,000	Radio Systems Corp., 8.375%, 11/01/19 (e)	26,969
42,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	39,060
	Range Resources Corp.,
20,000	5.000%, 03/15/23	20,300
10,000	6.750%, 08/01/20	10,425
15,000	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	16,069
65,000	Regal Entertainment Group, 5.750%, 03/15/22	66,788

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
	Regency Energy Partners LP/Regency Energy Finance Corp.,
50,000	4.500%, 11/01/23	51,375
25,000	5.000%, 10/01/22	26,813
50,000	5.500%, 04/15/23	52,875
9,000	5.875%, 03/01/22	10,057
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
100,000	5.750%, 10/15/20	104,500
100,000	8.250%, 02/15/21	106,375
20,000	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23 (e)	20,300
37,000	Rice Energy, Inc., 7.250%, 05/01/23 (e)	38,480
	Rite Aid Corp.,
126,000	6.125%, 04/01/23 (e)	130,567
5,000	6.750%, 06/15/21	5,294
10,000	9.250%, 03/15/20	11,050
15,000	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	15,750
15,000	RJS Power Holdings LLC, 5.125%, 07/15/19 (e)	14,738
3,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 07/15/22	3,000
	Rosetta Resources, Inc.,
75,000	5.625%, 05/01/21	75,094
8,000	5.875%, 06/01/22	7,980
21,000	5.875%, 06/01/24	20,842
	Sabine Pass Liquefaction LLC,
63,000	5.625%, 03/01/25 (e)	63,350
100,000	5.750%, 05/15/24	101,000
13,000	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	13,260
3,000	Salix Pharmaceuticals Ltd., 6.500%, 01/15/21 (e)	3,405
	Sally Holdings LLC/Sally Capital, Inc.,
50,000	5.500%, 11/01/23	52,875
25,000	5.750%, 06/01/22	26,563
28,000	SBA Communications Corp., 4.875%, 07/15/22 (e)	27,685
	Scientific Games International, Inc.,
30,000	7.000%, 01/01/22 (e)	31,275
65,000	10.000%, 12/01/22 (e)	60,288
	Sealed Air Corp.,
5,000	4.875%, 12/01/22 (e)	5,138
40,000	5.125%, 12/01/24 (e)	41,700
16,000	SemGroup Corp., 7.500%, 06/15/21	16,800

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
50,000	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	50,500
50,000	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	53,000
	Service Corp. International,
20,000	7.000%, 06/15/17	21,900
10,000	8.000%, 11/15/21	11,900
40,000	SESI LLC, 7.125%, 12/15/21	41,600
20,000	Seventy Seven Operating LLC, 6.625%, 11/15/19	15,900
50,000	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	56,375
5,000	Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc., 6.375%, 05/01/22 (e)	5,000
	Sinclair Television Group, Inc.,
10,000	5.375%, 04/01/21	10,127
200,000	5.625%, 08/01/24 (e)	203,500
15,000	6.125%, 10/01/22	15,825
5,000	6.375%, 11/01/21	5,288
	Sirius XM Radio, Inc.,
11,000	4.250%, 05/15/20 (e)	10,945
4,000	4.625%, 05/15/23 (e)	3,880
5,000	5.375%, 04/15/25 (e)	5,025
4,000	5.750%, 08/01/21 (e)	4,160
105,000	5.875%, 10/01/20 (e)	109,594
33,000	6.000%, 07/15/24 (e)	34,237
	SITEL LLC/Sitel Finance Corp.,
30,000	11.000%, 08/01/17 (e)	30,975
7,000	11.500%, 04/01/18	6,300
20,000	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	20,650
	SM Energy Co.,
53,000	5.000%, 01/15/24	52,073
65,000	6.500%, 01/01/23	68,250
40,000	6.625%, 02/15/19	41,300
	Smithfield Foods, Inc.,
10,000	5.250%, 08/01/18 (e)	10,250
100,000	5.875%, 08/01/21 (e)	105,000
50,000	6.625%, 08/15/22	53,875
5,000	7.750%, 07/01/17	5,550
	Spectrum Brands, Inc.,
14,000	6.125%, 12/15/24 (e)	14,840
40,000	6.625%, 11/15/22	42,800
15,000	6.750%, 03/15/20	15,788

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
10,000	Speedway Motorsports, Inc., 5.125%, 02/01/23 (e)	10,087
	Sprint Capital Corp.,
25,000	6.875%, 11/15/28	22,625
77,000	6.900%, 05/01/19	79,297
40,000	8.750%, 03/15/32	41,000
	Sprint Communications, Inc.,
166,000	7.000%, 03/01/20 (e)	183,638
35,000	7.000%, 08/15/20	35,525
	Sprint Corp.,
56,000	7.125%, 06/15/24	53,830
4,000	7.250%, 09/15/21	4,015
43,000	7.625%, 02/15/25	42,286
70,000	7.875%, 09/15/23	70,263
	Standard Pacific Corp.,
10,000	5.875%, 11/15/24	10,375
20,000	8.375%, 01/15/21	23,400
40,000	Station Casinos LLC, 7.500%, 03/01/21	43,100
	Steel Dynamics, Inc.,
40,000	5.125%, 10/01/21 (e)	40,900
10,000	5.250%, 04/15/23	10,225
25,000	5.500%, 10/01/24 (e)	25,813
25,000	Stone Energy Corp., 7.500%, 11/15/22	23,000
10,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	10,275
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5,000	5.500%, 08/15/22	4,775
11,000	7.500%, 07/01/21	11,440
15,000	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20 (e)	15,413
25,000	SunGard Data Systems, Inc., 6.625%, 11/01/19	26,063
25,000	Sunoco LP/Sunoco Finance Corp., 6.375%, 04/01/23 (e)	26,000
60,000	SUPERVALU, Inc., 7.750%, 11/15/22	64,500
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
20,000	5.000%, 01/15/18 (e)	20,750
25,000	6.875%, 02/01/21	26,250
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
17,000	5.875%, 04/15/23 (e)	17,319
4,000	7.750%, 04/15/20 (e)	4,232

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Teleflex, Inc.,
20,000	5.250%, 06/15/24	20,200
60,000	6.875%, 06/01/19	62,175
	Tenet Healthcare Corp.,
15,000	4.375%, 10/01/21	14,812
83,000	4.500%, 04/01/21	82,689
5,000	4.750%, 06/01/20	5,075
6,000	5.000%, 03/01/19 (e)	5,963
30,000	5.500%, 03/01/19 (e)	30,188
24,000	6.000%, 10/01/20	25,620
5,000	6.250%, 11/01/18	5,411
18,000	6.750%, 02/01/20	18,855
23,000	8.000%, 08/01/20	24,064
53,000	8.125%, 04/01/22	57,836
29,000	Tenneco, Inc., 5.375%, 12/15/24	30,378
9,000	TerraForm Power Operating LLC, 5.875%, 02/01/23 (e)	9,383
2,000	Tesoro Corp., 5.125%, 04/01/24	2,050
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
6,000	5.500%, 10/15/19 (e)	6,345
10,000	5.875%, 10/01/20	10,400
25,000	6.125%, 10/15/21	26,187
26,000	6.250%, 10/15/22 (e)	27,593
250,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/20 (d) (e)	164,375
22,000	Time Warner Cable, Inc., 7.300%, 07/01/38	24,370
	T-Mobile USA, Inc.,
3,000	5.250%, 09/01/18	3,105
121,000	6.000%, 03/01/23	123,305
10,000	6.125%, 01/15/22	10,313
35,000	6.250%, 04/01/21	36,575
31,000	6.375%, 03/01/25	31,837
2,000	6.464%, 04/28/19	2,065
24,000	6.500%, 01/15/24	25,050
14,000	6.625%, 11/15/20	14,612
24,000	6.625%, 04/01/23	24,917
60,000	6.633%, 04/28/21	63,300
7,000	6.731%, 04/28/22	7,376
22,000	6.836%, 04/28/23	23,265
2,000	Toll Brothers Finance Corp., 6.750%, 11/01/19	2,270
25,000	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	26,281

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — continued
	United States — continued
10,000	Tutor Perini Corp., 7.625%, 11/01/18	10,375
125,623	U.S. Airways 2013-1 Class B Pass- Through Trust, 5.375%, 11/15/21	131,590
10,000	U.S. Concrete, Inc., 8.500%, 12/01/18	10,650
	Unifrax I LLC/Unifrax Holding Co.,
27,000	7.500%, 02/15/19 (e)	27,810
75,000	Unit Corp., 6.625%, 05/15/21	72,000
	United Rentals North America, Inc.,
25,000	4.625%, 07/15/23	25,344
40,000	5.500%, 07/15/25	40,522
130,000	5.750%, 11/15/24	133,575
48,000	6.125%, 06/15/23	50,316
35,000	United Surgical Partners International, Inc., 9.000%, 04/01/20	37,581
	Universal Health Services, Inc.,
2,000	3.750%, 08/01/19 (e)	2,045
2,000	4.750%, 08/01/22 (e)	2,100
	Univision Communications, Inc.,
25,000	5.125%, 05/15/23 (e)	25,281
128,000	6.750%, 09/15/22 (e)	137,446
5,000	8.500%, 05/15/21 (e)	5,363
	USG Corp.,
9,000	5.500%, 03/01/25 (e)	9,450
65,000	6.300%, 11/15/16	68,331
35,000	USI, Inc., 7.750%, 01/15/21 (e)	35,875
	VeriSign, Inc.,
8,000	4.625%, 05/01/23	7,996
54,000	5.250%, 04/01/25 (e)	55,820
6,000	Viasystems, Inc., 7.875%, 05/01/19 (e)	6,315
	Vulcan Materials Co.,
40,000	4.500%, 04/01/25	40,600
30,000	7.500%, 06/15/21	35,561
10,000	VWR Funding, Inc., 7.250%, 09/15/17	10,450
	W.R. Grace & Co.-Conn,
5,000	5.125%, 10/01/21 (e)	5,213
27,000	5.625%, 10/01/24 (e)	29,025
15,000	WCI Communities, Inc., 6.875%, 08/15/21	15,450
8,000	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	8,180
15,000	West Corp., 5.375%, 07/15/22 (e)	14,456
11,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23 (e)	11,440
35,000	Whiting Petroleum Corp., 5.000%, 03/15/19	34,913
30,000	Williams Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	32,250

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Windstream Corp.,
15,000	7.500%, 04/01/23	14,213
2,000	7.750%, 10/15/20	2,055
29,000	7.750%, 10/01/21	28,492
30,000	7.875%, 11/01/17	32,400
50,000	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	54,125
	WMG Acquisition Corp.,
50,000	5.625%, 04/15/22 (e)	50,688
30,000	6.750%, 04/15/22 (e)	28,500
	WPX Energy, Inc.,
47,000	5.250%, 09/15/24	43,357
70,000	6.000%, 01/15/22	68,627
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
40,000	5.375%, 03/15/22	40,700
60,000	5.500%, 03/01/25 (e)	60,225
	Zayo Group LLC/Zayo Capital, Inc.,
105,000	6.000%, 04/01/23 (e)	105,357
3,000	10.125%, 07/01/20	3,405
39,000	Zebra Technologies Corp., 7.250%, 10/15/22 (e)	42,120
150,000	ZF North America Capital, Inc., 4.750%, 04/29/25 (e)	150,375

		20,954,801

	Total Corporate Bonds (Cost $24,364,577)	24,507,743

Foreign Government Securities — 12.3%
	Finland — 1.9%
EUR 3,117,000	Republic of Finland, Reg. S, 2.750%, 07/04/28 (e) (m)	4,443,503

	France — 2.4%
EUR 4,580,000	France Government Bond OAT, 1.750%, 11/25/24 (m)	5,699,057

	Germany — 1.5%
EUR 3,115,000	Bundesrepublik Deutschland, 0.500%, 02/15/25 (m)	3,542,483

	Italy — 4.4%
	Italy Buoni Poliennali Del Tesoro,
EUR 4,425,000	3.500%, 11/01/17 (m)	5,370,899
EUR 549,000	4.750%, 09/01/44 (e) (m)	910,020
EUR 2,761,000	5.500%, 11/01/22 (m)	4,057,670

		10,338,589

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	Spain — 0.8%
EUR 1,425,000	Kingdom of Spain, 4.000%, 04/30/20 (m)	1,859,287

	United Kingdom — 1.3%
	United Kingdom Gilt,
GBP 664,900	2.000%, 01/22/16 (m)	1,032,419
GBP 661,400	4.750%, 09/07/15 (m)	1,030,680
GBP 627,600	8.000%, 12/07/15 (m)	1,007,022

		3,070,121

	Total Foreign Government Securities (Cost $28,516,923)	28,953,040

Loan Assignments — 0.1%
	Singapore — 0.0% (g)
3,454	Avago Technologies Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	3,468

	United States — 0.1%
4,937	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	5,016
5,549	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, VAR, 3.750%, 02/01/20	5,560
5,839	Dell International LLC, USD Term Loan B, VAR, 4.500%, 04/29/20	5,860
59,843	Energy Future Intermediate Holding Co. LLC, 1st Lien Term Loan, VAR, 4.250%, 06/19/16	60,167
48,651	FGI Operating Co. LLC, 1st Lien Term Loan B, VAR, 5.500%, 04/19/19	47,465
30,420	Pinnacle Foods Finance LLC, Tranche G Term Loan, VAR, 3.000%, 04/29/20	30,399
5,000	Rite Aid Corp., 2nd Lien Tranche 1 Term Loan, VAR, 5.750%, 08/21/20	5,056
4,524	Serta Simmons Holdings LLC, Term Loan B, VAR, 4.250%, 10/01/19	4,551
119,048	Staples, Inc., 1st Lien Term Loan B, VAR, 4/21/21 ^	119,450
7,756	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	7,463

		290,987

	Total Loan Assignments (Cost 293,702)	294,455

NUMBER OF CONTRACTS
Options Purchased — 0.1%
	United States — 0.1%
	Call Options Purchased — 0.1%
32	S&P 500 Index, Expiring 06/19/15 @ 2,050 USD, European Style	198,880

	Total Options Purchased (Cost $186,656)	198,880

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Preferred Securities — 0.1% (x)
	United States — 0.1%
	Bank of America Corp.,
20,000	Series AA, VAR, 6.100%, 03/17/25 @	20,400
30,000	Series K, VAR, 8.000%, 01/30/18 @	32,063
	Citigroup, Inc.,
30,000	Series O, VAR, 5.875%, 03/27/20 @	30,300
15,000	Series P, VAR, 5.950%, 05/15/25 @	14,920
15,000	VAR, 5.950%, 01/30/23 @	14,944
38,000	Goldman Sachs Group, Inc. (The), Series M, VAR, 5.375%, 05/10/20 @	37,962
30,000	Morgan Stanley, Series J, VAR, 5.550%, 07/15/20 @	30,150

	Total Preferred Securities (Cost $174,598)	180,739

SHARES
Preferred Stocks — 0.5%
	Brazil — 0.1%
18,290	Itau Unibanco Holding S.A.	234,259
22,530	Marcopolo S.A.	20,639

		254,898

	Cayman Islands — 0.0% (g)
10	XLIT Ltd., Series D, VAR, 3.395%, 06/01/15 @	8,278

	Germany — 0.3%
3,871	Henkel AG & Co. KGaA	449,645
1,105	Volkswagen AG	284,478

		734,123

	United States — 0.1%
15	Ally Financial, Inc., Series G, 7.000%, 06/01/15 ($1000 par value) (e) @	15,358
625	GMAC Capital Trust I, VAR, 8.125%, 02/15/40 ($25 par value)	16,425

		31,783

	Total Preferred Stocks (Cost $1,005,659)	1,029,082

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 1.5%
3,500,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $3,505,044)	3,504,648

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE

Short-Term Investment — 10.8%
	Investment Company — 10.8%
25,333,680	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $25,333,680)	25,333,680

	Total Investments — 97.7% (Cost $224,584,623)	229,420,288
	Other Assets in Excess of Liabilities — 2.3% (c)	5,509,653

	NET ASSETS — 100.0%	$234,929,941

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	12.6%
Asset-Backed Securities	7.6
Banks	6.3
Non-Agency CMO	5.5
Oil, Gas & Consumable Fuels	4.2
Pharmaceuticals	3.7
Insurance	2.9
Media	2.2
Automobiles	2.0
Diversified Telecommunication Services	1.8
Food Products	1.5
Specialty Retail	1.5
U.S. Treasury Note	1.5
Health Care Providers & Services	1.5
IT Services	1.5
Food & Staples Retailing	1.4

INDUSTRY	PERCENTAGE
Chemicals	1.4%
Internet Software & Services	1.4
Metals & Mining	1.3
Beverages	1.3
Capital Markets	1.2
Hotels, Restaurants & Leisure	1.2
Wireless Telecommunication Services	1.1
Trading Companies & Distributors	1.1
Software	1.0
Electric Utilities	1.0
Industrial Conglomerates	1.0
Semiconductors & Semiconductor Equipment	1.0
Technology Hardware, Storage & Peripherals	1.0
Others (each less than 1.0%)	16.3
Short-Term Investment	11.0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
78	TOPIX Index	06/11/15	10,377,136	236,492
62	Australian Government 10 Year Bond	06/15/15	6,341,961	(91,487)
173	Dow Jones Euro STOXX 50 Index	06/19/15	6,930,948	(171,532)
17	E-mini Russell 2000	06/19/15	2,067,880	(5,876)
236	E-mini S&P 500	06/19/15	24,531,020	344,748
6	FTSE 100 Index	06/19/15	638,161	828
82	Long Term U.S. Treasury Bond	06/19/15	13,086,688	(487,482)
93	Ultra Long Term U.S. Treasury Bond	06/19/15	15,298,500	(309,777)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(80)	FTSE 100 Index	06/19/15	(8,508,812)	(144,963)
(311)	Mini MSCI Emerging Markets Index	06/19/15	(16,151,785)	(1,119,961)
(39)	2 Year U.S. Treasury Note	06/30/15	(8,551,359)	(14,314)
(268)	5 Year U.S. Treasury Note	06/30/15	(32,195,594)	(99,751)

				(1,863,075)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT APRIL 30, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
9,661,481	JPY
693,575	for SEK	Royal Bank of Canada	06/26/15	83,318	#	80,968	#	(2,350)
127,217	AUD	National Australia Bank	06/26/15	99,134		100,367		1,233
215,416	CHF	BNP Paribas	06/26/15	220,920		231,365		10,445
52,863	EUR	BNP Paribas	06/26/15	56,574		59,399		2,825
152,056	EUR	Citibank, N.A.	06/26/15	164,139		170,858		6,719
398,057	EUR	Deutsche Bank AG	06/26/15	427,485		447,276		19,791
210,365	EUR	Goldman Sachs International	06/26/15	235,411		236,376		965
68,993	EUR	Royal Bank of Canada	06/26/15	74,150		77,524		3,374
230,851	EUR	Standard Chartered Bank	06/26/15	257,426		259,395		1,969
36,683,224	JPY	HSBC Bank, N.A.	05/07/15	308,477		307,235		(1,242)
1,093,543	SEK	Citibank, N.A.	06/26/15	126,430		131,364		4,934
				2,053,464		2,102,127		48,663

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
313,610	AUD	Barclays Bank plc	06/26/15	237,533	247,420	(9,887)
330,627	AUD	Citibank, N.A.	06/26/15	253,728	260,846	(7,118)
137,846	AUD	Deutsche Bank AG	06/26/15	104,295	108,753	(4,458)
248,005	AUD	HSBC Bank, N.A.	06/26/15	192,666	195,662	(2,996)
199,684	AUD	Morgan Stanley	06/26/15	154,904	157,539	(2,635)
400,554	AUD	National Australia Bank	06/26/15	306,035	316,015	(9,980)
2,280,793	AUD	Royal Bank of Canada	06/26/15	1,763,993	1,799,416	(35,423)
92,333	AUD	State Street Corp.	06/26/15	70,102	72,846	(2,744)
		Australia and New Zealand Banking
124,096	CHF	Group Limited	06/26/15	129,880	133,283	(3,403)
98,514	CHF	Barclays Bank plc	06/26/15	98,160	105,807	(7,647)
230,979	CHF	Citibank, N.A.	06/26/15	243,268	248,079	(4,811)
235,999	CHF	Credit Suisse International	06/26/15	246,127	253,472	(7,345)
395,542	CHF	Deutsche Bank AG	06/26/15	408,832	424,826	(15,994)
288,315	CHF	National Australia Bank	06/26/15	300,664	309,661	(8,997)
2,498,319	CHF	Royal Bank of Canada	06/26/15	2,565,724	2,683,282	(117,558)
295,822	CHF	State Street Corp.	06/26/15	313,799	317,723	(3,924)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
		Australia and New Zealand Banking
730,000	DKK	Group Limited	06/26/15	106,548	109,990	(3,442)
4,092,231	DKK	Citibank, N.A.	06/26/15	597,232	616,580	(19,348)
440,525	DKK	Deutsche Bank AG	06/26/15	63,986	66,374	(2,388)
1,535,959	DKK	HSBC Bank, N.A.	06/26/15	217,875	231,424	(13,549)
596,547	DKK	Morgan Stanley	06/26/15	86,511	89,882	(3,371)
673,874	DKK	TD Bank Financial Group	06/26/15	98,514	101,533	(3,019)
		Australia and New Zealand Banking
1,901,881	EUR	Group Limited	06/26/15	2,090,319	2,137,045	(46,726)
9,082,148	EUR	Barclays Bank plc	06/26/15	9,866,082	10,205,134	(339,052)
1,377,561	EUR	BNP Paribas	06/26/15	1,484,574	1,547,892	(63,318)
11,071,784	EUR	Citibank, N.A.	06/26/15	12,056,587	12,440,783	(384,196)
1,100,000	EUR	Credit Suisse International	06/26/15	1,176,143	1,236,012	(59,869)
1,135,691	EUR	Deutsche Bank AG	06/26/15	1,215,789	1,276,118	(60,329)
486,331	EUR	Goldman Sachs International	06/26/15	518,746	546,465	(27,719)
942,718	EUR	HSBC Bank, N.A.	06/26/15	1,027,569	1,059,283	(31,714)
4,882,406	EUR	Morgan Stanley	06/26/15	5,253,853	5,486,104	(232,251)
209,676	EUR	Royal Bank of Canada	06/26/15	228,058	235,602	(7,544)
7,765,506	EUR	Standard Chartered Bank	06/26/15	8,419,762	8,725,693	(305,931)
237,449	EUR	State Street Corp.	06/26/15	254,190	266,808	(12,618)
117,412	EUR	Westpac Banking Corp.	06/26/15	124,419	131,930	(7,511)
		Australia and New Zealand Banking
965,257	GBP	Group Limited	06/26/15	1,439,942	1,481,105	(41,163)
148,146	GBP	Barclays Bank plc	06/26/15	219,040	227,318	(8,278)
836,921	GBP	Citibank, N.A.	06/26/15	1,250,135	1,284,184	(34,049)
284,299	GBP	Credit Suisse International	06/26/15	420,114	436,233	(16,119)
673,567	GBP	Deutsche Bank AG	06/26/15	997,575	1,033,533	(35,958)
5,814,318	GBP	HSBC Bank, N.A.	06/26/15	8,670,160	8,921,581	(251,421)
518,336	GBP	National Australia Bank	06/26/15	771,122	795,342	(24,220)
342,513	GBP	Royal Bank of Canada	06/26/15	505,522	525,558	(20,036)
110,473	GBP	State Street Corp.	06/26/15	162,859	169,512	(6,653)
189,212	GBP	Westpac Banking Corp.	06/26/15	277,128	290,330	(13,202)
		Australia and New Zealand Banking
575,173	HKD	Group Limited	06/26/15	74,187	74,210	(23)
6,547,964	HKD	Citibank, N.A.	06/26/15	844,201	844,836	(635)
524,722	HKD	Deutsche Bank AG	06/26/15	67,619	67,701	(82)
1,800,000	HKD	HSBC Bank, N.A.	06/26/15	232,207	232,241	(34)
1,118,487	HKD	Westpac Banking Corp.	06/26/15	144,291	144,310	(19)
		Australia and New Zealand Banking
55,380,062	JPY	Group Limited	06/26/15	461,667	464,110	(2,443)
46,146,315	JPY	Barclays Bank plc	06/26/15	386,718	386,728	(10)
83,759,699	JPY	BNP Paribas	06/26/15	701,328	701,945	(617)
42,083,533	JPY	Citibank, N.A.	06/26/15	350,781	352,679	(1,898)
66,061,095	JPY	Credit Suisse International	06/26/15	552,877	553,622	(745)
32,717,553	JPY	Goldman Sachs International	06/26/15	274,862	274,188	674
36,683,224	JPY	HSBC Bank, N.A.	06/26/15	308,625	307,422	1,203
121,560,248	JPY	Morgan Stanley	06/26/15	1,011,593	1,018,731	(7,138)
853,859,041	JPY	Royal Bank of Canada	06/26/15	7,124,822	7,155,734	(30,912)
40,500,000	JPY	State Street Corp.	06/26/15	334,212	339,409	(5,197)
7,943,013	JPY	TD Bank Financial Group	06/26/15	66,399	66,566	(167)
76,092,909	JPY	Westpac Banking Corp.	06/26/15	638,256	637,694	562
1,016,249	NOK	Royal Bank of Canada	06/26/15	126,504	134,757	(8,253)
77,060	NZD	Royal Bank of Canada	06/26/15	57,977	58,501	(524)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2015

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
665,440	SEK	Citibank, N.A.	06/26/15	78,557	79,938	(1,381)
658,603	SEK	Credit Suisse International	06/26/15	76,331	79,117	(2,786)
1,062,250	SEK	Deutsche Bank AG	06/26/15	122,485	127,605	(5,120)
5,402,184	SEK	Royal Bank of Canada	06/26/15	629,428	648,950	(19,522)
155,329	SGD	Citibank, N.A.	06/26/15	112,525	117,273	(4,748)
250,000	SGD	HSBC Bank, N.A.	06/26/15	183,606	188,751	(5,145)
				81,952,122	84,366,996	(2,414,874)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at April 30, 2015 of the currency being sold, and the value at April 30, 2015 is the U.S. Dollar market value of the currency being purchased.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of April 30, 2015. The rate may be subject to a cap and floor.

JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
NZD	— New Zealand dollar
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SEK	— Swedish Krona
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2015.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2015.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures, centrally cleared swaps or with brokers as initial margin for future contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(u)	— Security represents the underlying bond on an inverse floating rate security.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of April 30, 2015.

^	— All or a portion of the security is unsettled as of April 30, 2015. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of April 30, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements is $68,375,618 and 29.8%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

Global Allocation Fund
ASSETS:
Investments in non-affiliates, at value	$204,086,608
Investments in affiliates, at value	25,333,680

Total investment securities, at value	229,420,288
Cash	2,733,423
Foreign currency, at value	323,209
Deposits at broker for futures contracts	570,000
Receivables:
Investment securities sold	335,731
Fund shares sold	12,463,291
Interest and dividends from non-affiliates	963,067
Dividends from affiliates	909
Tax reclaims	29,609
Variation margin on futures contracts	392,350
Unrealized appreciation on forward foreign currency exchange contracts	54,694

Total Assets	247,286,571

LIABILITIES:
Payables:
Investment securities purchased	9,542,173
Fund shares redeemed	154,258
Unrealized depreciation on forward foreign currency exchange contracts	2,420,905
Accrued liabilities:
Investment advisory fees	56,396
Shareholder servicing fees	37,797
Distribution fees	43,734
Custodian and accounting fees	57,255
Trustees’ and Chief Compliance Officer’s fees	268
Other	43,844

Total Liabilities	12,356,630

Net Assets	$234,929,941

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2015

Global Allocation Fund
NET ASSETS:
Paid-in-Capital	$232,533,326
Accumulated undistributed (distributions in excess of) net investment income	(269,939)
Accumulated net realized gains (losses)	2,044,142
Net unrealized appreciation (depreciation)	622,412

Total Net Assets	$234,929,941

Net Assets:
Class A	$86,259,397
Class C	54,856,074
Class R2	139,978
Select Class	93,674,492

Total	$234,929,941

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,125,613
Class C	3,286,387
Class R2	8,327
Select Class	5,550,372

Net Asset Value (a):
Class A — Redemption price per share	$16.83
Class C — Offering price per share (b)	16.69
Class R2 — Offering and redemption price per share	16.81
Select Class — Offering and redemption price per share	16.88
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.62

Cost of investments in non-affiliates	$199,250,943
Cost of investments in affiliates	25,333,680
Cost of foreign currency	320,410

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	31

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Global Allocation Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$725,387
Dividend income from non-affiliates	688,646
Dividend income from affiliates	46,601
Foreign taxes withheld	(44,859)

Total investment income	1,415,775

EXPENSES:
Investment advisory fees	369,598
Administration fees	50,586
Distribution fees:
Class A	60,010
Class C	94,435
Class R2	164
Shareholder servicing fees:
Class A	60,010
Class C	31,478
Class R2	82
Select Class	62,428
Custodian and accounting fees	68,799
Interest expense to affiliates	137
Professional fees	41,398
Trustees’ and Chief Compliance Officer’s fees	703
Printing and mailing costs	11,626
Registration and filing fees	27,571
Transfer agent fees	7,351
Sub-transfer agent fees (see Note 2.I.)	22,579
Other	3,563

Total expenses	912,518

Less fees waived	(278,613)

Net expenses	633,905

Net investment income (loss)	781,870

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,078,436)
Investment in affiliates	(371,325)
Futures	2,633,740
Foreign currency transactions	2,495,212

Net realized gains (losses)	2,679,191

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	4,164,675
Investments in affiliates	131,693
Futures	(2,383,696)
Foreign currency translations	(2,644,551)

Change in net unrealized appreciation/depreciation	(731,879)

Net realized/unrealized gains (losses)	1,947,312

Change in net assets resulting from operations	$2,729,182

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Global Allocation Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$781,870	$934,040
Net realized gain (loss)	2,679,191	3,619,947
Distributions of capital gains received from investment company affiliates	—	2,292
Change in net unrealized appreciation/depreciation	(731,879)	(509,415)

Change in net assets resulting from operations	2,729,182	4,046,864

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(794,163)	(143,922)
From net realized gains	(1,129,709)	(77,748)
Class C
From net investment income	(394,857)	(29,880)
From net realized gains	(557,040)	(17,558)
Class R2
From net investment income	(1,160)	(431)
From net realized gains	(2,009)	(1,280)
Select Class
From net investment income	(1,042,399)	(370,701)
From net realized gains	(1,443,205)	(662,250)

Total distributions to shareholders	(5,364,542)	(1,303,770)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	150,117,183	54,377,993

NET ASSETS:
Change in net assets	147,481,823	57,121,087
Beginning of period	87,448,118	30,327,031

End of period	$234,929,941	$87,448,118

Accumulated undistributed (distributed in excess of) net investment income	$(269,939)	$1,180,770

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Global Allocation Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,349,514	$35,297,532
Distributions reinvested	1,907,357	220,182
Cost of shares redeemed	(6,457,706)	(10,618,578)

Change in net assets resulting from Class A capital transactions	$58,799,165	$24,899,136

Class C
Proceeds from shares issued	$42,448,671	$14,167,799
Distributions reinvested	941,672	47,438
Cost of shares redeemed	(2,291,852)	(583,248)

Change in net assets resulting from Class C capital transactions	$41,098,491	$13,631,989

Class R2
Proceeds from shares issued	$76,620	$—
Distributions reinvested	3,169	1,711

Change in net assets resulting from Class R2 capital transactions	$79,789	$1,711

Select Class
Proceeds from shares issued	$87,692,120	$20,322,254
Distributions reinvested	2,336,156	994,923
Cost of shares redeemed	(39,888,538)	(5,472,020)

Change in net assets resulting from Select Class capital transactions	$50,139,738	$15,845,157

Total change in net assets resulting from capital transactions	$150,117,183	$54,377,993

SHARE TRANSACTIONS:
Class A
Issued	3,758,558	2,115,282
Reinvested	116,545	13,123
Redeemed	(388,447)	(626,442)

Change in Class A Shares	3,486,656	1,501,963

Class C
Issued	2,525,407	848,421
Reinvested	58,013	2,838
Redeemed	(136,693)	(34,778)

Change in Class C Shares	2,446,727	816,481

Class R2
Issued	4,523	—
Reinvested	194	104

Change in Class R2 Shares	4,717	104

Select Class
Issued	5,170,398	1,204,926
Reinvested	142,688	60,214
Redeemed	(2,378,248)	(327,551)

Change in Select Class Shares	2,934,838	937,589

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$17.15	$0.11	(h)	$0.46	$0.57	$(0.33)	$(0.56)	$(0.89)
Year Ended October 31, 2014	16.45	0.26	(h)	0.97	1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	(h)	2.15	2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98	1.36	(0.37)	—	(0.37)
May 31, 2011 (i) through October 31, 2011	15.00	0.14		(1.58)	(1.44)	(0.03)	—	(0.03)

Class C
Six Months Ended April 30, 2015 (Unaudited)	17.04	0.07	(h)	0.45	0.52	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	(h)	0.98	1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	(h)	2.09	2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99	1.30	(0.33)	—	(0.33)
May 31, 2011 (i) through October 31, 2011	15.00	0.11		(1.58)	(1.47)	(0.01)	—	(0.01)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	17.13	0.08	(h)	0.47	0.55	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	(h)	0.96	1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	(h)	2.04	2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99	1.33	(0.35)	—	(0.35)
May 31, 2011 (i) through October 31, 2011	15.00	0.12		(1.58)	(1.46)	(0.01)	—	(0.01)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	17.19	0.12	(h)	0.47	0.59	(0.34)	(0.56)	(0.90)
Year Ended October 31, 2014	16.47	0.30	(h)	0.97	1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	(h)	2.04	2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00	1.41	(0.41)	—	(0.41)
May 31, 2011 (i) through October 31, 2011	15.00	0.15		(1.58)	(1.43)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annulized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)(g)

$16.83	3.55%	$86,259,397	1.03%		1.29%		1.49%		38%
17.15	7.58	28,114,440	1.03		1.56		1.74		87
16.45	16.36	2,253,237	1.05		1.18		3.30		120
14.52	10.26	49,838	1.05		2.70		2.54		67
13.53	(9.63)	45,190	1.05	(j)	2.36	(j)	2.79	(j)	51

16.69	3.25	54,856,074	1.53		0.83		1.99		38
17.04	7.07	14,308,088	1.53		0.97		2.22		87
16.39	15.74	379,866	1.55		1.00		3.41		120
14.49	9.75	49,485	1.55		2.19		3.04		67
13.52	(9.83)	45,096	1.55	(j)	1.86	(j)	3.28	(j)	51

16.81	3.41	139,978	1.28		0.99		1.72		38
17.13	7.29	61,846	1.28		1.31		2.07		87
16.44	16.06	57,612	1.30		1.61		2.79		120
14.51	9.99	49,661	1.30		2.44		2.79		67
13.53	(9.71)	45,143	1.30	(j)	2.10	(j)	3.04	(j)	51

16.88	3.67	93,674,492	0.78		1.47		1.22		38
17.19	7.88	44,963,744	0.78		1.79		1.55		87
16.47	16.61	27,636,316	0.80		2.10		2.31		120
14.53	10.58	19,855,903	0.80		2.95		2.29		67
13.53	(9.56)	17,959,340	0.80	(j)	2.61	(j)	2.55	(j)	51

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P.Morgan Funds Management, Inc. (the “Administrator”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

38	J.P. MORGAN FUNDS	APRIL 30, 2015

•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$—	$17,450,400	$17,450,400
Collateralized Mortgage Obligations
Non-Agency CMO	—	12,636,059	—	12,636,059
Common Stocks
Australia	—	3,293,540	—	3,293,540
Belgium	—	493,005	—	493,005
Bermuda	210,423	—	—	210,423
Brazil	1,352,048	—	—	1,352,048
Canada	826,595	—	—	826,595
Chile	156,596	—	—	156,596
China	588,124	1,091,273	—	1,679,397
Denmark	—	1,243,246	—	1,243,246
Finland	—	851,348	—	851,348
France	118,616	6,187,715	—	6,306,331
Germany	—	4,716,983	—	4,716,983
Hong Kong	587,524	1,969,082	—	2,556,606
India	2,145,103	21,452	—	2,166,555
Indonesia	—	730,443	—	730,443
Ireland	182,748	469,866	—	652,614
Israel	295,411	—	—	295,411
Italy	—	1,201,054	—	1,201,054
Japan	—	12,101,531	—	12,101,531
Luxembourg	—	145,426	—	145,426
Malaysia	140,022	—	—	140,022
Mexico	453,428	—	—	453,428
Netherlands	394,765	2,229,117	—	2,623,882
New Zealand	—	174,356	—	174,356
Norway	—	283,656	—	283,656
Panama	95,365	—	—	95,365
Peru	253,233	—	—	253,233
Portugal	—	76,913	—	76,913
Russia	231,815	876,557	—	1,108,372
Singapore	266,486	473,966	—	740,452
South Africa	—	2,773,209	—	2,773,209
South Korea	—	856,450	—	856,450
Spain	—	1,576,162	—	1,576,162
Sweden	—	973,819	—	973,819
Switzerland	123,009	4,663,961	—	4,786,970
Taiwan	689,941	486,774	—	1,176,715
Thailand	524,975	232,670	—	757,645
Turkey	—	355,587	—	355,587
United Kingdom	311,067	10,978,914	—	11,289,981
United States	43,856,193	—	—	43,856,193

Total Common Stocks	53,803,487	61,528,075	—	115,331,562

APRIL 30, 2015	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Corporate Bonds
Bahamas	$—	$24,840	$—	$24,840
Bermuda	—	65,519	—	65,519
Canada	—	1,192,533	—	1,192,533
Cayman Islands	—	259,723	—	259,723
France	—	211,400	—	211,400
Liberia	—	17,148	—	17,148
Luxembourg	—	1,138,276	—	1,138,276
Mexico	—	205,240	—	205,240
Netherlands	—	68,950	—	68,950
Singapore	—	63,125	—	63,125
United Kingdom	—	306,188	—	306,188
United States	—	20,747,980	206,821	20,954,801

Total Corporate Bonds	—	24,300,922	206,821	24,507,743

Foreign Government Securities	—	28,953,040	—	28,953,040
Loan Assignments
Singapore	—	3,468	—	3,468
United States	—	290,987	—	290,987

Total Loan Assignments	—	294,455	—	294,455

Option Purchased
Call Option Purchased	198,880	—	—	198,880
Preferred Securities
United States	—	180,739	—	180,739
Preferred Stocks
Brazil	254,898	—	—	254,898
Cayman Islands	—	8,278	—	8,278
Germany	—	734,123	—	734,123
United States	16,425	15,358	—	31,783

Total Preferred Stocks	271,323	757,759	—	1,029,082

U.S. Treasury Obligations	—	3,504,648	—	3,504,648
Short-Term Investment
Investment Company	25,333,680	—	—	25,333,680

Total Investments in Securities	$79,607,370	$132,155,697	$17,657,221	$229,420,288

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$54,694	$—	$54,694
Futures Contracts	582,068	—	—	582,068

Total Appreciation in Other Financial Instruments	$582,068	$54,694	$—	$636,762

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,420,905)	$—	$(2,420,905)
Futures Contracts	(2,445,143)	—	—	(2,445,143)

Total Depreciation in Other Financial Instruments	$(2,445,143)	$(2,420,905)	$—	$(4,866,048)

There were no transfers among any levels during the six months ended April 30, 2015.

40	J.P. MORGAN FUNDS	APRIL 30, 2015

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of October 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015
Investments in Securities
Asset-Backed Securities — United States	$5,933,582	$—	$(13,258)	$13,230	$12,415,829	$(898,983)	$—	$—	$17,450,400
Corporate Bonds — United States	97,863	—	(44)	(602)	104,232	(5,391)	10,763	—	206,821

Total	$6,031,445	$—	$(13,302)	$12,628	$12,520,061	$(904,374)	$10,763	$—	$17,657,221

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, or out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to $(13,302). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at April 30, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$17,450,400	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (3.33%)
			Constant Default Rate	2.00% - 15.00% (6.55%)
			Yield (Discount Rate of Cash Flows)	1.80% - 8.29% (4.33%)

Asset-Backed Securities	17,450,400

Total	$17,450,400

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At April 30, 2015, the value of these investments was $206,821. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of April 30, 2015, were approximately $10,000 and 0.0%, respectively.

C. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such

APRIL 30, 2015	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

Affiliate	Value at October 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at April 30, 2015	Value at April 30, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$2,914,357	$532,720	$3,295,067	$(228,368)	$42,720	—	$—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1,144,664	391,648	1,448,692	(142,957)	1,648	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,105,868	103,288,937	83,061,125	—	2,233	25,333,680	25,333,680

	$9,164,889			$(371,325)	$46,601		$25,333,680

D. Loan Assignments — The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan provided, however, the Fund’s right may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other person interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

E. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/(depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations.

At April 30, 2015, the Fund had no unfunded loan commitments.

F. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts and options in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

42	J.P. MORGAN FUNDS	APRIL 30, 2015

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Fund also used futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

As of April 30, 2015 the Fund did not receive or post collateral for forward foreign currency exchange contracts.

APRIL 30, 2015	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$198,880	$582,068	$—	$780,948
Foreign exchange contracts	Receivables	—	—	54,694	54,694

Total		$198,880	$582,068	$54,694	$835,642

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(1,442,332)	$—	$(1,442,332)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(1,002,811)	—	(1,002,811)
Foreign exchange contracts	Payables	—	—	(2,420,915)	(2,420,915)

Total		$—	$(2,445,143)	$(2,420,915)	$(4,866,058)

(a)	The market value of options purchased is reported as Investments in non-affiliates, at value on the Statement of Assets and Liabilities.
(b)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2015 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
BNP Paribas	13,270		(13,270)	—	—
Citibank, N.A	11,653		(11,653)	—	—
Deutsche Bank AG	19,791		(19,791)	—	—
Goldman Sachs International	1,639		(1,639)	—	—
HSBC Bank, N.A.	1,203		(1,203)	—	—
National Australia Bank	1,233		(1,233)	—	—
Royal Bank of Canada	3,374		(3,374)	—	—
Standard Chartered Bank	1,969		(1,969)	—	—
Westpack Banking Corp.	562		(562)	—	—
Exchange Traded Futures & Options Contracts (b)	780,948	(c)	—	—	780,948

Total	$835,642		$(54,694)	$—	$780,948

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Australia and New Zealand Banking Group Limited	$97,200		$—	$—	$97,200
Barclays Bank plc	364,874		—	—	364,874
BNP Paribas	63,935		(13,270)	—	50,665
Citibank, N.A	458,184		(11,653)	—	446,531
Credit Suisse International	86,864		—	—	86,864
Deutsche Bank AG	124,329		(19,791)	—	104,538
Goldman Sachs International	27,719		(1,639)	—	26,080
HSBC Bank, N.A.	306,101		(1,203)	—	304,898

44	J.P. MORGAN FUNDS	APRIL 30, 2015

Counterparty (continued)	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Morgan Stanley	$245,395		$—	$—	$245,395
National Australia Bank	43,197		(1,233)	—	41,964
Royal Bank of Canada	242,122		(3,374)	—	238,748
Standard Chartered Bank	305,931		(1,969)	—	303,962
State Street Corp.	31,136		—	—	31,136
TD Bank Financial Group	3,186		—	—	3,186
Westpack Banking Corp.	20,732		(562)	—	20,170
Exchange Traded Futures & Options Contracts (b)	2,445,143	(c)	—	—	2,445,143

Total	$4,866,048		$(54,694)	$—	$4,811,354

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts		Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts		$1,689,245	$—	$1,689,245
Foreign exchange contracts		354,919	2,580,025	2,934,944
Interest rate contracts		589,576	—	589,576

Total		$2,633,740	$2,580,025	$5,213,765

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(21,920)	$(1,332,968)	$—	$(1,354,888)
Foreign exchange contracts	—	—	(2,674,013)	(2,674,013)
Interest rate contracts	—	(1,050,728)	—	(1,050,728)

Total	$(21,920)	$(2,383,696)	$(2,674,013)	$(5,079,629)

The Fund’s derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2015. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Equity
Average Notional Balance Long	$27,379,613
Average Notional Balance Short	9,667,357
Ending Notional Balance Long	44,545,145
Ending Notional Balance Short	24,660,597

APRIL 30, 2015	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Futures Contracts:
Interest Rate
Average Notional Balance Long	$25,984,477
Average Notional Balance Short	27,252,298
Ending Notional Balance Long	34,727,149
Ending Notional Balance Short	40,746,953

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,972,961
Average Settlement Value Sold	37,244,049
Ending Settlement Value Purchased	2,053,464
Ending Settlement Value Sold	81,952,122

Exchange-Traded Options:
Average Number of Contracts Purchased	32
Ending Number of Contracts Purchased	32

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2015 is as follows:

Class A	Class C	Class R2	Select Class
$10,926	$6,829	$—	$4,824

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

Certain expenses of affiliated Underlying Funds are waived by the Fund as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

46	J.P. MORGAN FUNDS	APRIL 30, 2015

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$77,183	$23

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
0.25%	0.25%	0.25%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

APRIL 30, 2015	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Select Class
1.03%	1.53%	1.28%	0.78%

The expense limitation agreement was in effect for the six months ended April 30, 2015. Effective March 1, 2015, the contractual expense limitation percentages were reduced by 0.02% for each class from 1.05%, 1.55%, 1.30% and 0.80% for Class A, Class C, Class R2 and Select Class, respectively. The contractual expense limitation percentages are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$187,288	$50,586	$32,524	$270,398

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2015 was $8,215.

The Underlying Funds may impose a separate advisory and a shareholder servicing fee. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the affiliated Underlying Funds. These waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund incurred approximately $4 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$158,531,325	$34,799,623	$4,416,076	$7,596,518

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$224,584,623	$6,827,139	$1,991,474	$4,835,665

48	J.P. MORGAN FUNDS	APRIL 30, 2015

At October 31, 2014, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of the Fund’s assets.

Additionally, the Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Additionally, as of April 30, 2015, the Adviser owns a significant portion of the outstanding shares of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, a portion of the Fund’s net assets consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their net asset value (also known as a discount or premium, respectively).

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

APRIL 30, 2015	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as option contracts.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2015, the Fund had the following country allocations representing greater than 10% of total investments.

United States
43.2%

50	J.P. MORGAN FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expense Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$1,035.50	$5.20	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,032.50	7.71	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R2
Actual	1,000.00	1,034.10	6.46	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Select Class
Actual	1,000.00	1,036.70	3.94	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-GAL-415

Semi-Annual Report

J.P. Morgan Funds

April 30, 2015 (Unaudited)

JPMorgan Income Builder Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN FUNDS	1

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.24%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	5.09%
Barclays U.S. Aggregate Index	2.06%
Income Builder Composite Benchmark	3.96%

Net Assets as of 4/30/2015 (In Thousands)	$12,730,547

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Multi-Asset Solutions team (the “Team”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that the Team believed would perform well given the Team’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

HOW DID THE MARKET PERFORM?

Increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities during the six month period provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve ended its own asset purchasing program but held interest rates at historical lows. U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity. For the six months ended April 30, 2015, the MSCI Europe, Australasia and Far East Index returned 7.06% and the S&P 500 Index returned 4.40%.

Large bond purchases by the European Central Bank drove up prices for European sovereign debt. Yields, which generally move in the opposite direction of prices, fell on German 10 year bonds to record lows and sent fixed income investors to seek relatively higher yields from U.S. Treasury bonds. Notably, April 2015 brought fresh signs of economic growth in Europe and inflation expectations in Europe, which led to sharply higher German bond yields at the end of the month.

Commodities prices generally – and oil and gas prices in particular – remained weak during the six month period amid tepid global demand. Oil and gas prices continued to fall until hitting a bottom in mid-March. While energy prices rose steadily in April, they remained well below where they were at the start of the six month reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2015, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is comprised of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund underperformed the MSCI World Index (net of foreign withholding taxes) as strong global equity performance relative to bond performance over the six month period outweighed the Fund’s returns generated by its combination of global equity and fixed income securities.

The Fund underperformed its Composite Benchmark as the Fund’s higher dividend yielding global equities underperformed the broader MSCI World Index (net of foreign withholding taxes). Asset allocation to credit and hybrid securities, such as non-agency residential mortgage-backed securities and preferred equities, provided a positive contribution to performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to tactically pursue income. They continued to maintain a constructive view on global equities. The Fund was invested in globally-oriented companies that the Team believed would have yields that, despite near-term volatility, would prove resilient in a low interest rate environment. Although the portfolio managers had been reducing the Fund’s exposure to high yield debt (also known as junk bonds) in favor of global equities and other credit sectors, the high yield debt sector remained an important part of the Fund’s portfolio. The Team believed that the global investors’ desire for yield and the Team’s low expectation for defaults provided a solid backdrop for stable performance for high yield and other extended credit asset classes.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

2	J.P. MORGAN FUNDS	APRIL 30, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	Microsoft Corp., (United States) (Common Stock)	0.8%
2.	Roche Holding AG, (Switzerland) (Common Stock)	0.8
3.	Wells Fargo & Co., (United States) (Common Stock)	0.8
4.	Home Depot, Inc. (The) (United States) (Common Stock)	0.7
5.	Vodafone Group plc, (United Kingdom) (Common Stock)	0.7
6.	Unibail-Rodamco SE, (France) (Common Stock)	0.7
7.	Merck & Co., Inc., (United States) (Common Stock)	0.7
8.	CME Group, Inc., (United States) (Common Stock)	0.6
9.	Mitsubishi UFJ Financial Group, Inc., (Japan) (Common Stock)	0.6
10.	Daimler AG, (Germany) (Common Stock)	0.6

PORTFOLIO COMPOSITION BY COUNTRY*
United States	51.5%
United Kingdom	8.4
France	3.9
Switzerland	3.1
Japan	2.6
Canada	2.4
Netherlands	2.1
Germany	2.1
Australia	1.8
Spain	1.7
Luxembourg	1.4
Italy	1.0
Sweden	1.0
Others (each less than 1.0%)	15.0
Short-Term Investments	2.0

*	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN FUNDS	3

JPMorgan Income Builder Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2007
Without Sales Charge		2.24%	3.53%	8.24%	5.85%
With Sales Charge**		(2.35)	(1.17)	7.25	5.24
CLASS C SHARES	May 31, 2007
Without CDSC		1.91	2.95	7.67	5.33
With CDSC***		0.91	1.95	7.67	5.33
SELECT CLASS SHARES	May 31, 2007	2.31	3.59	8.38	6.04

*	Not annualized.
**	Sales Charge for Class A is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2015

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 3.9%
	United States — 3.9%
	ABFC Trust,
426	Series 2003-OPT1, Class A1A, VAR, 1.001%, 04/25/33	411
1,273	Series 2004-HE1, Class M1, VAR, 1.081%, 03/25/34	1,178
2,054	Series 2004-OPT3, Class M1, VAR, 0.931%, 09/25/33	1,933
3,405	Series 2004-OPT5, Class A1, VAR, 0.881%, 06/25/34	3,174
1,558	Series 2005-WF1, Class M1, VAR, 0.721%, 11/25/34	1,337
2,242	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.044%, 01/25/35	2,151
	ACE Securities Corp. Home Equity Loan Trust,
1,791	Series 2003-FM1, Class M2, VAR, 1.471%, 11/25/32	1,589
1,234	Series 2003-NC1, Class M1, VAR, 1.351%, 07/25/33	1,174
5,405	Series 2003-OP1, Class M1, VAR, 1.231%, 12/25/33	5,103
919	Series 2004-HE2, 1.216%, 10/25/34	865
2,986	Series 2004-HE4, VAR, 1.156%, 12/25/34	2,918
3,786	Series 2004-OP1, Class M1, VAR, 1.756%, 04/25/34	3,487
1,090	American Homes 4 Rent, Series 2014-SFR1, Class D, VAR, 2.350%, 06/17/31 (e)	1,092
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
1,708	Series 2003-13, Class M1, VAR, 2.724%, 01/25/34	1,557
760	Series 2003-13, Class M2, VAR, 2.731%, 01/25/34	712
916	Series 2004-R1, Class A2, VAR, 0.781%, 02/25/34	871
7,434	Series 2004-R1, Class M1, VAR, 0.976%, 02/25/34	6,711
682	Series 2004-R1, Class M2, VAR, 1.051%, 02/25/34	607
318	Series 2004-R3, Class A1B, VAR, 1.194%, 05/25/34	313
565	Series 2004-R8, Class M1, VAR, 1.141%, 09/25/34	564
1,653	Argent Securities, Inc., Series 2003-W5, Class M2, VAR, 2.949%, 10/25/33	1,559
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
994	Series 2004-W2, Class M2, VAR, 2.049%, 04/25/34	934

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
733	Series 2004-W2, Class M3, VAR, 2.274%, 04/25/34	631
2,558	Series 2004-W3, Class A3, VAR, 0.994%, 02/25/34	2,288
2,595	Series 2004-W6, Class M1, VAR, 1.006%, 05/25/34	2,474
1,072	Series 2004-W7, Class M2, VAR, 1.074%, 05/25/34	1,009
	Asset-Backed Securities Corp. Home Equity Loan Trust,
2,896	Series 2001-HE3, Class A1, VAR, 0.722%, 11/15/31	2,725
895	Series 2001-HE3, Class M1, VAR, 1.082%, 11/15/31	822
271	Series 2003-HE3, Class M2, VAR, 3.182%, 06/15/33	260
2,147	Series 2003-HE4, Class M1, VAR, 1.420%, 08/15/33	2,029
2,742	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	2,714
774	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.638%, 11/28/36	775
3,390	Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE11, Class M2, VAR, 1.749%, 12/25/34	3,343
	Bear Stearns Asset-Backed Securities Trust,
887	Series 2003-1, Class M1, VAR, 1.831%, 11/25/42	843
1,505	Series 2003-SD1, VAR, 1.456%, 12/25/33	1,405
880	Series 2003-SD1, Class A, VAR, 1.081%, 12/25/33	822
2,013	Series 2004-HE2, Class M2, VAR, 1.974%, 03/25/34	1,915
2,624	Series 2004-SD4, Class A1, VAR, 1.081%, 08/25/44	2,649
976	CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, VAR, 1.524%, 08/25/33	926
	Centex Home Equity Loan Trust,
2,347	Series 2004-A, Class M1, VAR, 0.781%, 01/25/34	2,180
1,334	Series 2004-C, Class M2, VAR, 0.969%, 06/25/34	1,190
735	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	666
2,078	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,566

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
392	Series 2004-D, Class MV2, VAR, 0.871%, 09/25/34	313
1,977	Series 2005-A, Class M1, VAR, 0.661%, 01/25/35	1,824
	Chase Funding Loan Acquisition Trust,
2,776	Series 2004-AQ1, Class M1, VAR, 1.276%, 05/25/34	2,608
2,886	Series 2004-OPT1, Class M2, VAR, 1.681%, 06/25/34	2,757
	Chase Funding Trust,
2,088	Series 2003-4, Class 1A5, SUB, 5.409%, 05/25/33	2,157
232	Series 2003-4, Class M1, VAR, 1.081%, 03/25/33	220
600	Series 2003-5, Class 1M2, VAR, 5.194%, 09/25/32	526
2,510	Series 2003-6, Class 2A2, VAR, 0.761%, 11/25/34	2,308
3,296	Series 2003-6, Class 2M1, VAR, 0.931%, 11/25/34	3,057
1,162	Series 2004-1, Class 1M1, 4.725%, 05/25/33	1,116
1,669	Series 2004-1, Class 2M1, VAR, 0.931%, 09/25/33	1,531
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/26/35	2,049
	Citigroup Mortgage Loan Trust, Inc.,
380	Series 2005-OPT1, Class M4, VAR, 1.231%, 02/25/35	294
324	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	316
1,215	Series 2006-WFH4, Class A3, VAR, 0.331%, 11/25/36	1,209
	Countrywide Asset-Backed Certificates,
621	Series 2002-3, Class M1, VAR, 1.306%, 03/25/32	607
1,392	Series 2002-4, Class M1, VAR, 1.306%, 12/25/32	1,275
1,704	Series 2003-3, Class 3A, VAR, 0.721%, 11/25/33	1,564
5,366	Series 2003-BC1, Class A1, VAR, 0.981%, 03/25/33	4,933
1,759	Series 2004-1, Class 1M3, VAR, 1.156%, 02/25/34	1,645
980	Series 2004-1, Class M2, VAR, 1.006%, 03/25/34	904
14,259	Series 2004-2, Class M1, VAR, 0.931%, 05/25/34	13,529

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
6,031	Series 2004-3, Class M1, VAR, 0.931%, 06/25/34	5,759
833	Series 2004-3, Class M2, VAR, 1.006%, 06/25/34	770
2,635	Series 2004-5, Class M2, VAR, 1.186%, 07/25/34	2,479
1,074	Series 2004-6, Class M2, VAR, 1.156%, 10/25/34	999
446	Series 2004-BC4, Class M1, VAR, 1.231%, 11/25/34	418
1,460	Series 2004-ECC2, Class M2, VAR, 1.156%, 12/25/34	1,391
897	Series 2005-11, Class AF6, VAR, 4.936%, 02/25/36	926
8,425	Series 2005-AB3, Class 1A1, VAR, 0.431%, 02/25/36	7,384
130	Series 2006-2, Class 2A2, VAR, 0.371%, 06/25/36	127
1,069	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 4.182%, 12/25/35	1,058
	Equity One Mortgage Pass-Through Trust,
403	Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	407
754	Series 2003-4, Class M1, SUB, 5.190%, 10/25/34	738
242	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.126%, 11/25/34	212
	First Franklin Mortgage Loan Asset Backed Certificates,
1,298	Series 2004-FF3, Class M1, VAR, 1.006%, 05/25/34	1,190
10,500	Series 2005-FF11, Class M1, VAR, 0.826%, 11/25/35	9,615
	First Franklin Mortgage Loan Trust,
2,473	Series 2003-FF5, Class M1, VAR, 1.081%, 03/25/34	2,352
9,424	Series 2004-FF4, Class M1, VAR, 1.036%, 06/25/34	8,366
3,151	Series 2004-FF5, Class A1, VAR, 0.901%, 08/25/34	2,986
15,806	Series 2005-FF10, Class A1, VAR, 0.481%, 11/25/35	13,979
4,861	Series 2005-FF10, Class A4, VAR, 0.501%, 11/25/35	4,773
1,373	Series 2005-FF11, Class A2D, VAR, 0.861%, 11/25/35	1,363

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
2,210	Series 2006-FF8, Class IIA3, VAR, 0.331%, 07/25/36	2,097
	Fremont Home Loan Trust,
3,663	Series 2004-2, Class M2, VAR, 1.111%, 07/25/34	3,454
841	Series 2004-B, Class M2, VAR, 1.126%, 05/25/34	763
1,264	Series 2004-C, Class M1, VAR, 1.156%, 08/25/34	1,178
2,414	GSAA Trust, Series 2005-6, Class A3, VAR, 0.551%, 06/25/35	2,310
	GSAMP Trust,
2,973	Series 2003-HE1, Class M1, VAR, 1.426%, 06/20/33	2,875
1,965	Series 2003-SEA, Class A1, VAR, 0.581%, 02/25/33	1,830
1,592	Series 2005-HE3, Class M2, VAR, 1.186%, 06/25/35	1,550
2,356	Series 2005-NC1, Class M1, VAR, 0.856%, 02/25/35	2,281
785	Series 2005-SEA2, Class A1, VAR, 0.524%, 01/25/45 (e)	768
4,172	Series 2006-FM1, Class A2C, VAR, 0.341%, 04/25/36	2,780
3,673	Series 2006-HE4, Class A2C, VAR, 0.331%, 06/25/36	3,370
829	Series 2007-HE1, Class A2B, VAR, 0.281%, 03/25/47	820
6,848	Series 2007-SEA1, Class A, VAR, 0.481%, 12/25/36 (e)	6,347
	Home Equity Asset Trust,
974	Series 2003-1, Class M1, VAR, 1.681%, 06/25/33	937
1,270	Series 2003-3, Class M1, VAR, 1.471%, 08/25/33	1,208
459	Series 2004-6, Class M2, VAR, 1.081%, 12/25/34	391
271	Series 2004-7, Class M2, VAR, 1.171%, 01/25/35	258
	Home Equity Mortgage Loan Asset-Backed Trust,
3,574	Series 2004-C, Class M1, VAR, 1.014%, 03/25/35	3,250
1,299	Series 2004-C, Class M2, VAR, 1.074%, 03/25/35	1,150
619	JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A4, VAR, 0.344%, 04/25/36	606

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Long Beach Mortgage Loan Trust,
1,203	Series 2001-2, Class M1, VAR, 1.021%, 07/25/31	1,113
3,591	Series 2002-5, Class M1, VAR, 1.426%, 11/25/32	3,367
673	Series 2003-4, Class M1, VAR, 1.201%, 08/25/33	647
199	Series 2004-3, Class M2, VAR, 1.081%, 07/25/34	190
789	Series 2004-3, Class M4, VAR, 1.794%, 07/25/34	734
848	Series 2004-3, Class M6, VAR, 2.319%, 07/25/34	795
628	Series 2005-WL2, Class M1, VAR, 0.651%, 08/25/35	623
	MASTR Asset-Backed Securities Trust,
1,337	Series 2004-OPT2, Class M1, VAR, 1.081%, 09/25/34	1,261
1,243	Series 2004-OPT2, Class M2, VAR, 1.156%, 09/25/34	1,095
3,210	Series 2005-NC1, Class M2, VAR, 0.931%, 12/25/34	3,064
	Merrill Lynch Mortgage Investors Trust,
1,274	Series 2003-OPT1, VAR, 1.156%, 07/25/34	1,163
631	Series 2004-HE2, Class M1, VAR, 1.381%, 08/25/35	603
144	Series 2004-WMC5, Class M5, VAR, 1.906%, 07/25/35	138
2,976	Series 2005-FM1, Class M1, VAR, 0.661%, 05/25/36	2,700
	Morgan Stanley ABS Capital I, Inc. Trust,
1,507	Series 2003-NC10, Class M1, VAR, 1.201%, 10/25/33	1,421
14,682	Series 2004-HE1, Class M1, VAR, 1.036%, 01/25/34	13,968
1,131	Series 2004-HE2, Class M2, VAR, 1.981%, 03/25/34	1,050
1,333	Series 2004-HE2, Class M3, VAR, 2.356%, 03/25/34	664
5,465	Series 2004-HE3, Class M1, VAR, 1.036%, 03/25/34	5,172
1,757	Series 2004-HE3, Class M2, VAR, 2.056%, 03/25/34	1,660
2,675	Series 2004-HE6, Class M2, VAR, 1.081%, 08/25/34	2,550
1,197	Series 2004-HE6, Class M3, VAR, 1.156%, 08/25/34	1,068

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
2,409	Series 2004-HE7, Class M2, VAR, 1.126%, 08/25/34	2,370
114	Series 2004-HE7, Class M3, VAR, 1.201%, 08/25/34	107
2,888	Series 2004-HE8, Class M2, VAR, 1.201%, 09/25/34	2,782
1,143	Series 2004-HE8, Class M3, VAR, 1.306%, 09/25/34	1,071
3,688	Series 2004-NC3, Class M1, VAR, 0.976%, 03/25/34	3,503
7,193	Series 2004-NC5, Class M1, VAR, 1.081%, 05/25/34	6,556
924	Series 2004-NC6, Class M2, VAR, 2.056%, 07/25/34	855
366	Series 2004-NC7, Class M3, VAR, 1.156%, 07/25/34	319
836	Series 2004-NC8, Class M3, VAR, 1.291%, 09/25/34	779
3,248	Series 2004-OP1, Class M2, VAR, 1.096%, 11/25/34	3,140
1,189	Series 2004-OP1, Class M3, VAR, 1.201%, 11/25/34	1,081
2,915	Series 2004-WMC2, Class M1, VAR, 1.096%, 07/25/34	2,780
1,464	Series 2004-WMC2, Class M2, VAR, 1.981%, 07/25/34	1,394
1,566	Series 2005-HE1, Class M2, VAR, 0.886%, 12/25/34	1,514
1,699	Series 2005-HE1, Class M3, VAR, 0.961%, 12/25/34	1,402
377	Series 2005-NC1, Class M3, VAR, 0.946%, 01/25/35	301
	New Century Home Equity Loan Trust,
882	Series 2003-3, Class M1, VAR, 1.366%, 07/25/33	841
1,221	Series 2003-B, Class M2, VAR, 2.656%, 11/25/33	1,162
300	Series 2004-2, Class M2, VAR, 1.111%, 08/25/34	275
1,394	Series 2004-2, Class M4, VAR, 1.981%, 08/25/34	1,286
1,190	Series 2004-2, Class M6, VAR, 2.431%, 08/25/34	1,085
4,003	Series 2004-3, Class M2, VAR, 1.156%, 11/25/34	3,819
601	Series 2004-3, Class M3, VAR, 1.246%, 11/25/34	505
1,278	Series 2004-4, Class M2, VAR, 0.976%, 02/25/35	1,142

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
365	Series 2005-1, Class M3, VAR, 0.961%, 03/25/35	296
	NovaStar Mortgage Funding Trust,
1,191	Series 2003-2, Class M2, VAR, 2.951%, 09/25/33	1,091
1,531	Series 2003-3, Class M2, VAR, 2.656%, 12/25/33	1,501
4,395	Series 2004-2, Class M4, VAR, 1.981%, 09/25/34	3,886
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
4,165	Series 2002-6, Class A1, VAR, 0.941%, 11/25/32	3,951
1,034	Series 2002-6, Class A2, VAR, 0.981%, 11/25/32	967
937	Series 2003-2, Class A2, VAR, 0.781%, 04/25/33	866
2,302	Series 2003-2, Class M1, VAR, 1.156%, 04/25/33	2,056
1,904	Series 2003-3, Class M1A, VAR, 1.741%, 06/25/33	1,784
8,059	Series 2003-5, Class A1, VAR, 0.821%, 08/25/33	7,567
658	Series 2003-5, Class A2, VAR, 0.821%, 08/25/33	619
515	Series 2003-5, Class M2, VAR, 2.506%, 08/25/33	468
	Option One Mortgage Loan Trust,
7,194	Series 2002-3, Class A1, VAR, 0.681%, 08/25/32	6,768
1,069	Series 2002-3, Class A2, VAR, 0.721%, 08/25/32	973
2,054	Series 2003-1, Class A2, VAR, 1.021%, 02/25/33	1,912
11,811	Series 2004-2, Class M1, VAR, 0.976%, 05/25/34	10,900
1,483	Series 2004-3, Class M2, VAR, 1.036%, 11/25/34	1,383
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.906%, 10/25/34	1,290
	Progress Residential Trust,
7,900	Series 2014-SFR1, Class A, VAR, 1.280%, 10/17/31 (e)	7,866
3,325	Series 2014-SFR1, Class E, VAR, 4.330%, 10/17/31 (e)	3,393
	RAMP Trust,
930	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	920

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
322	Series 2004-RS11, Class M1, VAR, 1.111%, 11/25/34	317
	RASC Trust,
1,035	Series 2001-KS3, Class AII, VAR, 0.641%, 09/25/31	963
2,698	Series 2005-KS2, Class M1, VAR, 0.826%, 03/25/35	2,459
3,065	Series 2006-KS5, Class A3, VAR, 0.341%, 07/25/36	2,937
2,037	Series 2006-KS7, Class A3, VAR, 0.331%, 09/25/36	1,982
	Renaissance Home Equity Loan Trust,
2,598	Series 2002-3, Class M1, VAR, 1.681%, 12/25/32	2,531
666	Series 2003-1, Class M1, VAR, 1.681%, 06/25/33	586
277	Series 2003-2, Class A, VAR, 1.054%, 08/25/33	260
2,134	Series 2003-3, Class M1, VAR, 0.911%, 12/25/33	1,929
1,914	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	1,769
3,636	Series 2003-4, Class M1, VAR, 1.031%, 03/25/34	3,324
1,356	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	1,147
881	Series 2004-1, Class M1, VAR, 0.761%, 05/25/34	798
1,300	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	1,319
1,356	Series 2005-2, Class AV3, VAR, 0.551%, 08/25/35	1,223
1,828	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,788
2,183	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, VAR, 1.749%, 08/25/34	2,062
	Saxon Asset Securities Trust,
6,951	Series 2003-3, Class M1, VAR, 1.149%, 12/25/33	6,540
552	Series 2004-2, Class AF3, VAR, 4.980%, 08/25/35	559
1,629	Series 2004-2, Class MV2, VAR, 1.974%, 08/25/35	1,544
1,186	Series 2006-2, Class A3C, VAR, 0.331%, 09/25/36	1,095
	Securitized Asset-Backed Receivables LLC Trust,
3,773	Series 2004-NC1, Class M1, VAR, 0.961%, 02/25/34	3,508

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
1,223		Series 2004-OP1, Class M2, VAR, 1.831%, 02/25/34	1,180
2,074		Series 2004-OP2, Class M1, VAR, 1.156%, 08/25/34	1,925
2,635		Series 2005-FR2, Class M2, VAR, 1.156%, 03/25/35	2,488
3,744		Series 2005-OP1, Class M2, VAR, 0.856%, 01/25/35	3,523
		Specialty Underwriting & Residential Finance Trust,
3,411		Series 2004-BC1, Class M1, VAR, 1.786%, 02/25/35	3,157
2,079		Series 2004-BC3, VAR, 1.111%, 07/25/35	1,979
		Structured Asset Investment Loan Trust,
793		Series 2003-BC3, Class M1, VAR, 1.606%, 04/25/33	783
3,594		Series 2003-BC7, Class M1, VAR, 1.306%, 07/25/33	3,479
615		Series 2003-BC10, Class A4, VAR, 1.181%, 10/25/33	583
3,248		Series 2003-BC11, Class M2, VAR, 2.731%, 10/25/33	3,212
1,931		Series 2003-BC12, Class M1, VAR, 1.156%, 11/25/33	1,803
4,959		Series 2004-1, Class M1, VAR, 1.156%, 02/25/34	4,720
—	(h)	Series 2004-1, Class M2, VAR, 2.881%, 02/25/34	—	(h)
5,740		Series 2004-5, Class M3, VAR, 1.111%, 05/25/34	5,299
16,373		Series 2004-6, Class A3, VAR, 0.981%, 07/25/34	15,500
3,647		Series 2004-6, Class M1, VAR, 1.081%, 07/25/34	3,356
5,047		Series 2004-7, Class M1, VAR, 1.231%, 08/25/34	4,709
712		Series 2004-8, Class M2, VAR, 1.111%, 09/25/34	632
857		Series 2004-BNC1, Class A5, VAR, 1.421%, 09/25/34	814
3,985		Series 2005-HE2, Class M1, VAR, 0.901%, 07/25/35	3,736
7,039		Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, VAR, 0.351%, 12/25/36	6,134
229		Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.531%, 04/25/33	223

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	9

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
	Wells Fargo Home Equity Asset-Backed Securities Trust,
108	Series 2004-2, Class A21B, VAR, 0.601%, 10/25/34	105
2,445	Series 2004-2, Class M1, VAR, 0.781%, 10/25/34	2,365
1,889	Series 2004-2, Class M4, VAR, 1.381%, 10/25/34	1,745
1,113	Series 2004-2, Class M5, VAR, 1.431%, 10/25/34	1,051
305	Series 2004-2, Class M8A, VAR, 3.181%, 10/25/34 (e)	287
305	Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	279
	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
775	Series 2004-1, Class M2, VAR, 0.811%, 04/25/34	696
1,253	Series 2004-1, Class M4, VAR, 1.331%, 04/25/34	1,014

	Total Asset-Backed Securities (Cost $470,606)	490,718

Collateralized Mortgage Obligations — 4.0%
	Non-Agency CMO — 4.0%
	United States — 4.0%
	Adjustable Rate Mortgage Trust
8,060	Series 2004-2, Class 6A1, VAR, 2.530%, 02/25/35	8,064
8,475	Series 2004-4, Class 4A1, VAR, 2.506%, 03/25/35	8,462
3,037	Series 2005-2, Class 3A1, VAR, 2.743%, 06/25/35	2,894
	Alternative Loan Trust
222	Series 2003-J1, Class 1A2, 5.250%, 10/25/33	227
431	Series 2004-4CB, Class 1A1, 4.250%, 04/25/34	436
283	Series 2004-4CB, Class 3A1, 5.000%, 04/25/34	291
2,094	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	2,182
167	Series 2004-16CB, Class 2A1, 5.000%, 08/25/19	172
741	Series 2004-27CB, Class A1, 6.000%, 12/25/34	762
1,096	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,094

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
262	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	268
2,074	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	2,107
7,641	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	7,750
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,865
687	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	688
9,522	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	8,978
880	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	834
8,992	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	8,985
5,170	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	5,294
3,653	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,462
470	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	443
8,770	Series 2005-21CB, Class A17, 6.000%, 06/25/35	8,996
1,971	Series 2005-21CB, Class A4, 5.250%, 06/25/35	1,945
4,781	Series 2005-23CB, Class A15, 5.500%, 07/25/35	4,660
111	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	111
1,805	Series 2005-64CB, Class 1A1, 5.500%, 12/25/35	1,714
4,567	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	4,337
1,660	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	1,610
1,045	Series 2005-86CB, Class A4, 5.500%, 02/25/36	960
535	Series 2005-J1, Class 3A1, 6.500%, 08/25/32	556
944	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	912
853	Series 2005-J14, Class A3, 5.500%, 12/25/35	785
1,635	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	1,674
786	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	806

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
241	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	241
2,336	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	2,270
1,433	Series 2006-19CB, Class A15, 6.000%, 08/25/36	1,294
650	Series 2006-25CB, Class A2, 6.000%, 10/25/36	585
412	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	371
1,282	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	1,154
330	Series 2007-19, Class 1A8, 6.000%, 08/25/37	277
525	Series 2007-25, Class 2A1, 6.000%, 11/25/22	503
432	Series 2007-8CB, Class A9, 6.000%, 05/25/37	378
301	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	278
602	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 2.378%, 06/25/45	591
	Banc of America Alternative Loan Trust
3,586	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	3,731
1,087	Series 2004-9, Class 4A1, 5.500%, 10/25/19	1,100
1,895	Series 2004-12, Class 4A1, 5.500%, 01/25/20	1,949
378	Series 2005-3, Class 2A1, 5.500%, 04/25/20	389
358	Series 2005-4, Class 3A1, 5.500%, 05/25/20	362
135	Series 2005-6, Class 5A4, 5.500%, 07/25/35	124
230	Series 2005-6, Class 7A1, 5.500%, 07/25/20	230
1,601	Series 2005-11, Class 4A5, 5.750%, 12/25/35	1,392
1,331	Series 2005-12, Class 5A1, 5.250%, 01/25/21	1,332
26	Series 2006-4, Class 2A1, 6.000%, 05/25/21	26
1,546	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,299
1,299	Series 2006-5, Class CB7, 6.000%, 06/25/46	1,133

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Banc of America Funding Trust
6,556	Series 2005-6, Class 1A2, 5.500%, 10/25/35	6,145
3,241	Series 2005-7, Class 4A7, 6.000%, 11/25/35	3,327
1,370	Series 2006-2, Class 2A20, 5.750%, 03/25/36	1,340
3,761	Series 2006-A, Class 1A1, VAR, 2.655%, 02/20/36	3,732
438	Series 2007-4, Class 8A1, 5.500%, 11/25/34	424
	Banc of America Mortgage Trust
2,073	Series 2004-A, Class 2A2, VAR, 2.671%, 02/25/34	2,062
910	Series 2007-3, Class 1A1, 6.000%, 09/25/37	828
749	Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1, VAR, 0.341%, 02/25/34	681
1,110	Bear Stearns ARM Trust, Series 2005-2, Class A2, VAR, 2.515%, 03/25/35	1,113
1,306	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.186%, 10/25/34	1,042
589	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	579
	Chase Mortgage Finance Trust
2,420	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	2,109
1,702	Series 2006-S4, Class A5, 6.000%, 12/25/36	1,526
20,590	Series 2007-A2, Class 3A1, VAR, 2.560%, 07/25/37	20,515
491	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	444
	CHL Mortgage Pass-Through Trust
387	Series 2003-27, Class A1, VAR, 2.538%, 06/25/33	381
5,495	Series 2004-25, Class 2A1, VAR, 0.521%, 02/25/35	4,941
720	Series 2005-5, Class A2, 5.500%, 03/25/35	733
426	Series 2005-20, Class A7, 5.250%, 12/25/27	409
531	Series 2005-30, Class A5, 5.500%, 01/25/36	529
3,733	Series 2006-10, Class 1A16, 6.000%, 05/25/36	3,472

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	11

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
217	Series 2006-15, Class A1, 6.250%, 10/25/36	195
1,110	Series 2006-17, Class A2, 6.000%, 12/25/36	1,055
7,038	Series 2006-18, Class 2A4, 6.000%, 12/25/36	6,463
405	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	400
369	Series 2007-2, Class A2, 6.000%, 03/25/37	345
3,058	Series 2007-3, Class A18, 6.000%, 04/25/37	2,834
340	Series 2007-10, Class A4, 5.500%, 07/25/37	303
941	Series 2007-13, Class A4, 6.000%, 08/25/37	898
1,226	Series 2007-18, Class 2A1, 6.500%, 11/25/37	1,047
1,902	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,889
1,510	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.510%, 10/25/35	1,496
	Citigroup Mortgage Loan Trust, Inc.
782	Series 2005-3, Class 2A2A, VAR, 2.578%, 08/25/35	775
1,941	Series 2005-4, Class A, VAR, 5.189%, 08/25/35	1,918
2,144	Series 2005-6, Class A1, VAR, 2.230%, 09/25/35	2,149
2,678	Series 2005-9, Class 2A2, 5.500%, 11/25/35	2,657
2,281	Series 2006-8, Class A3, VAR, 0.531%, 10/25/35 (e)	1,835
55	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	56
	Credit Suisse First Boston Mortgage Securities Corp.
697	Series 2003-29, Class 3A1, 5.500%, 12/25/33	725
11,106	Series 2004-4, Class 4A1, 5.500%, 08/25/34	11,630
287	Series 2004-8, Class 4A3, 5.500%, 12/25/34	294
6,984	Series 2004-AR4, Class 4A1, VAR, 2.555%, 05/25/34	7,003
1,951	Series 2004-AR5, Class 6A1, VAR, 2.467%, 06/25/34	1,942

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
4,201	Series 2004-AR6, Class 7A1, VAR, 2.523%, 10/25/34	4,263
7,297	Series 2005-2, Class 1A2, 5.250%, 01/25/28	7,402
1,419	Series 2005-4, Class 3A17, 5.500%, 06/25/35	1,439
4,796	Series 2005-10, Class 11A1, 5.500%, 11/25/20	4,913
122	Series 2005-10, Class 12A1, 5.250%, 11/25/20	122
836	Series 2005-10, Class 5A3, 5.500%, 11/25/35	796
	CSMC Mortgage-Backed Trust
138	Series 2006-8, Class 5A1, VAR, 5.589%, 10/25/26	118
1,684	Series 2007-2, Class 3A13, 5.500%, 03/25/37	1,580
362	Series 2007-3, Class 4A5, 5.000%, 04/25/37	337
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
446	Series 2005-1, Class 2A1, VAR, 5.755%, 02/25/20	460
158	Series 2005-2, Class 2A1, VAR, 0.481%, 03/25/20	147
6,172	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 0.441%, 08/19/45	5,508
880	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M3, VAR, 3.781%, 04/25/24	872
	First Horizon Alternative Mortgage Securities Trust
314	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	313
1,454	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	1,456
	First Horizon Mortgage Pass-Through Trust
600	Series 2004-AR7, Class 4A1, VAR, 2.468%, 02/25/35	597
5,632	Series 2005-5, Class 1A6, 5.500%, 10/25/35	5,475
1,119	Series 2006-2, Class 1A3, 6.000%, 08/25/36	1,064
148	Series 2006-2, Class 1A7, 6.000%, 08/25/36	140
1,012	Series 2006-3, Class 1A13, 6.250%, 11/25/36	1,011
	GMACM Mortgage Loan Trust
1,686	Series 2004-AR2, Class 3A, VAR, 2.924%, 08/19/34	1,629

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,061	Series 2005-AR1, Class 3A, VAR, 2.980%, 03/18/35	1,037
2,127	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	1,762
	GSR Mortgage Loan Trust
582	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	623
751	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	775
338	Series 2005-AR3, Class 6A1, VAR, 2.602%, 05/25/35	312
7,900	Series 2005-AR4, Class 3A5, VAR, 2.593%, 07/25/35	7,644
2,154	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	2,016
3,488	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	3,265
819	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	769
1,203	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	1,144
625	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.491%, 08/19/45	576
	Impac CMB Trust
2,296	Series 2004-5, Class 1A1, VAR, 0.901%, 10/25/34	2,210
836	Series 2004-5, Class 1M2, VAR, 1.051%, 10/25/34	762
4,763	Series 2004-6, Class 1A2, VAR, 0.961%, 10/25/34	4,453
1,615	Series 2004-7, Class 1A2, VAR, 1.101%, 11/25/34	1,502
6,627	Series 2004-9, Class 1A1, VAR, 0.941%, 01/25/35	6,021
568	Series 2004-10, Class 3A1, VAR, 0.881%, 03/25/35	546
1,006	Series 2005-1, Class 1A1, VAR, 0.701%, 04/25/35	917
1,069	Series 2005-4, Class 1A1A, VAR, 0.721%, 05/25/35	981
1,295	Impac CMB Trust Series, Series 2005-2, Class 1A2, VAR, 0.801%, 04/25/35	1,126
606	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.750%, 08/25/33	569
	IndyMac INDX Mortgage Loan Trust
2,197	Series 2005-AR14, Class 2A1A, VAR, 0.481%, 07/25/35	1,950

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
936	Series 2005-AR3, Class 3A1, VAR, 2.522%, 04/25/35	899
	JP Morgan Mortgage Trust
412	Series 2004-A6, Class 1A1, VAR, 2.461%, 12/25/34	402
1,260	Series 2005-A3, Class 6A6, VAR, 2.584%, 06/25/35	1,258
520	Series 2005-A8, Class 1A1, VAR, 5.019%, 11/25/35	491
375	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	368
272	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	272
1,069	Series 2007-A1, Class 2A2, VAR, 2.482%, 07/25/35	1,059
220	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	220
2,850	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	2,571
	Lehman XS Trust
13,851	Series 2005-5N, Class 3A1A, VAR, 0.481%, 11/25/35	12,272
9,414	Series 2005-7N, Class 1A1A, VAR, 0.451%, 12/25/35	8,226
	MASTR Alternative Loan Trust
1,076	Series 2004-8, Class 1A1, 6.500%, 09/25/34	1,146
3,227	Series 2004-12, Class 3A1, 6.000%, 12/25/34	3,407
1,075	Series 2005-3, Class 1A1, 5.500%, 04/25/35	1,087
571	Series 2005-5, Class 3A1, 5.750%, 08/25/35	499
1,821	Series 2005-6, Class 1A2, 5.500%, 12/25/35	1,614
1,792	Series 2006-3, Class 3A1, 5.500%, 06/25/21	1,666
	Merrill Lynch Mortgage Investors Trust
373	Series 2005-1, Class 2A1, VAR, 2.129%, 04/25/35	353
826	Series 2006-AF2, Class AF2, Reg. S, VAR, 6.250%, 10/25/36	727
	Morgan Stanley Mortgage Loan Trust
1,395	Series 2004-9, Class 1A, VAR, 5.548%, 11/25/34	1,444
949	Series 2004-8AR, Class 4A1, VAR, 2.421%, 10/25/34	939
329	Series 2005-4, Class 1A, 5.000%, 08/25/35	335

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	13

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
3,221	Series 2006-2, Class 1A, 5.250%, 02/25/21	3,107
10,189	MortgageIT Trust, Series 2005-3, Class A1, VAR, 0.481%, 08/25/35	9,713
266	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	272
	RALI Trust
146	Series 2003-QS20, Class CB, 5.000%, 11/25/18	149
4,068	Series 2004-QA3, Class CB2, VAR, 3.477%, 08/25/34	4,163
802	Series 2004-QS15, Class A2, VAR, 0.581%, 11/25/34	771
2,224	Series 2005-QS17, Class A3, 6.000%, 12/25/35	1,976
285	Series 2005-QS2, Class A1, 5.500%, 02/25/35	285
4,753	Series 2005-QS6, Class A1, 5.000%, 05/25/35	4,211
178	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	169
4,287	Series 2006-QS4, Class A2, 6.000%, 04/25/36	3,701
	Residential Asset Securitization Trust
493	Series 2004-A6, Class A1, 5.000%, 08/25/19	505
669	Series 2004-A8, Class A1, 5.250%, 11/25/34	691
274	Series 2005-A14, Class A1, 5.500%, 12/25/35	243
6,394	Series 2005-A3, Class A2, 5.500%, 04/25/35	5,842
3,891	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	3,596
	RFMSI Trust
1,199	Series 2004-S9, Class 2A1, 4.750%, 12/25/19	1,214
897	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	921
355	Series 2005-S7, Class A6, 5.500%, 11/25/35	356
336	Series 2006-S10, Class 2A1, 5.500%, 10/25/21	332
104	Series 2006-S12, Class 2A2, 6.000%, 12/25/36	102

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1,146	Series 2003-35, Class B1, VAR, 5.532%, 12/25/33	953
10,336	Series 2004-10, Class 1A1, VAR, 5.433%, 06/25/34	10,713
	Structured Asset Securities Corp. Trust
850	Series 2005-6, Class 2A3, 5.500%, 05/25/35	873
581	Series 2005-6, Class 5A2, 5.000%, 05/25/35	593
	WaMu Mortgage Pass-Through Certificates Trust
2,603	Series 2004-AR10, Class A1B, VAR, 0.601%, 07/25/44	2,498
3,465	Series 2004-AR11, Class A, VAR, 2.431%, 10/25/34	3,501
5,099	Series 2005-AR14, Class 1A3, VAR, 2.342%, 12/25/35	4,903
3,157	Series 2005-AR14, Class 1A4, VAR, 2.342%, 12/25/35	3,045
93	Series 2005-AR15, Class A1A1, VAR, 0.441%, 11/25/45	87
1,936	Series 2005-AR16, Class 1A1, VAR, 2.338%, 12/25/35	1,834
223	Series 2005-AR18, Class 1A3A, VAR, 2.358%, 01/25/36	221
2,903	Series 2005-AR5, Class A6, VAR, 2.393%, 05/25/35	2,899
690	Series 2005-AR7, Class A3, VAR, 2.360%, 08/25/35	688
871	Series 2006-AR2, Class 1A1, VAR, 2.325%, 03/25/36	806
1,813	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	1,692
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
3,071	Series 2005-1, Class 1A3, 5.500%, 03/25/35	2,995
1,406	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,293
2,193	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	2,075
454	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	362
2,928	Series 2007-1, Class 2A1, 6.000%, 01/25/22	2,852

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	Wells Fargo Mortgage-Backed Securities Trust
1,368	Series 2004-BB, Class A5, VAR, 2.619%, 01/25/35	1,358
12,709	Series 2004-DD, Class 1A1, VAR, 2.615%, 01/25/35	12,706
562	Series 2004-DD, Class 2A6, VAR, 2.615%, 01/25/35	560
7,235	Series 2004-M, Class A1, VAR, 2.616%, 08/25/34	7,342
9,690	Series 2004-N, Class A6, VAR, 2.594%, 08/25/34	9,680
9,201	Series 2004-N, Class A7, VAR, 2.594%, 08/25/34	9,192
946	Series 2004-Q, Class 1A2, VAR, 2.615%, 09/25/34	955
604	Series 2005-10, Class A2, 5.500%, 10/25/35	624
4,613	Series 2005-AR10, Class 1A1, VAR, 2.631%, 06/25/35	4,709
920	Series 2005-AR11, Class 1A1, VAR, 2.619%, 06/25/35	911
3,761	Series 2005-AR16, Class 6A3, VAR, 2.629%, 10/25/35	3,773
584	Series 2005-AR16, Class 7A1, VAR, 5.256%, 10/25/35	578
297	Series 2005-AR2, Class 2A2, VAR, 2.616%, 03/25/35	302
830	Series 2005-AR4, Class 2A2, VAR, 2.632%, 04/25/35	845
3,592	Series 2005-AR5, Class 1A1, VAR, 2.665%, 04/25/35	3,590
6,770	Series 2005-AR8, Class 1A1, VAR, 2.646%, 06/25/35	6,893
2,919	Series 2006-4, Class 1A9, 5.750%, 04/25/36	3,018
1,802	Series 2006-5, Class 1A5, 5.250%, 04/25/36	1,803
797	Series 2006-AR19, Class A3, VAR, 5.552%, 12/25/36	771
701	Series 2006-AR2, Class 2A3, VAR, 2.615%, 03/25/36	692
4,158	Series 2006-AR6, Class 5A1, VAR, 2.634%, 03/25/36	4,155
706	Series 2007-2, Class 1A13, 6.000%, 03/25/37	693
41	Series 2007-5, Class 2A3, 5.500%, 05/25/22	42

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,272	Series 2007-15, Class A1, 6.000%, 11/25/37	1,260

	Total Collateralized Mortgage Obligations (Cost $504,086)	515,085

Commercial Mortgage-Backed Securities — 0.7%
	United States — 0.7%
3,270	Banc of America Commercial Mortgage Trust, Series 2006-2, Class B, VAR, 5.952%, 05/10/45	3,373
	Bear Stearns Commercial Mortgage Securities Trust,
2,350	Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	2,415
7,165	Series 2006-PW13, Class C, VAR, 5.680%, 09/11/41 (e)	6,840
3,055	Series 2007-PW16, Class AJ, VAR, 5.896%, 06/11/40	3,140
2,080	Series 2007-PW17, Class AJ, VAR, 6.081%, 06/11/50	2,174
5,769	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.396%, 07/15/44	5,773
	CD Mortgage Trust,
2,400	Series 2007-CD5, Class B, VAR, 6.328%, 11/15/44	2,528
3,159	Series 2007-CD5, Class D, VAR, 6.328%, 11/15/44 (e)	3,186
2,560	Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class E, VAR, 5.646%, 02/15/39	2,579
4,150	GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.622%, 11/10/39	4,236
4,850	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class AM, VAR, 5.962%, 06/15/49	5,094
	LB-UBS Commercial Mortgage Trust,
2,410	Series 2006-C6, Class B, VAR, 5.472%, 09/15/39	2,448
1,240	Series 2007-C1, Class C, VAR, 5.533%, 02/15/40	1,259
9,200	Series 2007-C6, Class AJ, VAR, 6.330%, 07/15/40	9,670
	Morgan Stanley Capital I Trust,
3,018	Series 2005-HQ7, Class C, VAR, 5.363%, 11/14/42	3,039
3,480	Series 2006-HQ8, Class C, VAR, 5.679%, 03/12/44	3,465

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	15

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
1,725	Series 2006-HQ9, Class AJ, VAR, 5.862%, 07/12/44	1,752
1,450	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	1,494
5,225	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	5,445
2,922	Series 2007-HQ11, Class D, VAR, 5.538%, 02/12/44	2,984
	Wachovia Bank Commercial Mortgage Trust,
5,100	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	5,190
4,775	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	4,964
2,075	Series 2007-C33, Class AJ, VAR, 6.150%, 02/15/51	2,181
2,650	Series 2007-C33, Class B, VAR, 6.150%, 02/15/51	2,706
2,500	Series 2007-C34, Class AJ, VAR, 6.144%, 05/15/46	2,632

	Total Commercial Mortgage-Backed Securities (Cost $90,982)	90,567

SHARES
Common Stocks — 46.7%
	Australia — 1.7%
1,093	Australia & New Zealand Banking Group Ltd. (m)	29,237
728	BHP Billiton plc	17,487
1,872	Dexus Property Group (m)	10,878
8,416	Goodman Group (m)	41,297
10,062	Mirvac Group (m)	15,941
3,267	Scentre Group (m)	9,624
2,172	Suncorp Group Ltd.	22,462
4,190	Transurban Group	32,761
5,558	Westfield Corp. (m)	41,325

		221,012

	Belgium — 0.4%
272	Ageas	10,226
264	Belgacom S.A.	9,824
152	Solvay S.A.	22,395
65	Warehouses De Pauw S.C.A. (m)	5,127

		47,572

	Bermuda — 0.0% (g)
30	Validus Holdings Ltd.	1,262

	Brazil — 0.2%
195	AES Tiete S.A.	927
909	AMBEV S.A., ADR	5,752

SHARES	SECURITY DESCRIPTION	VALUE

	Brazil — continued
593	Banco do Brasil S.A.	5,156
756	CCR S.A.	4,152
663	Cia Energetica de Minas Gerais, ADR	3,264
129	Embraer S.A., ADR	4,030
414	Tractebel Energia S.A.	4,854

		28,135

	Canada — 1.1%
497	Allied Properties Real Estate Investment Trust (m)	16,484
738	Bank of Nova Scotia (The) (m)	40,718
323	Canadian Apartment Properties REIT (m)	7,809
144	Canadian Real Estate Investment Trust (m)	5,448
335	H&R Real Estate Investment Trust (m)	6,422
602	RioCan Real Estate Investment Trust (m)	14,901
976	TransCanada Corp. (m)	45,286

		137,068

	Chile — 0.1%
279	Banco Santander Chile, ADR	6,080

	China — 0.7%
11,502	Bank of China Ltd., Class H	7,881
7,639	China Construction Bank Corp., Class H	7,415
2,076	China Shenhua Energy Co., Ltd., Class H	5,392
51,308	Industrial & Commercial Bank of China Ltd., Class H	44,508
1,085	MGM China Holdings Ltd.	2,049
15,064	PetroChina Co., Ltd., Class H	19,429
1,176	Wynn Macau Ltd.	2,381

		89,055

	Denmark — 0.5%
1,600	Danske Bank A/S (m)	45,364
109	Pandora A/S	11,272
48	Tryg A/S	5,233

		61,869

	Finland — 0.8%
355	Elisa OYJ	10,886
508	Fortum OYJ	10,040
206	Orion OYJ, Class B	6,748
264	Sampo OYJ, Class A	12,769
685	Stora Enso OYJ, Class R	7,208
2,880	UPM-Kymmene OYJ	52,104

		99,755

	France — 3.3%
2,205	AXA S.A.	55,758

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	France — continued
313	BNP Paribas S.A.	19,759
249	Bouygues S.A.	10,286
310	CNP Assurances	5,565
582	Credit Agricole S.A.	9,063
371	Edenred	9,945
392	Electricite de France S.A.	9,982
92	Fonciere Des Regions (m)	8,707
76	Gaztransport Et Technigaz S.A.	4,550
1,565	GDF Suez	31,835
46	Gecina S.A. (m)	6,302
122	ICADE (m)	10,634
469	Klepierre (m)	22,773
212	Lagardere S.C.A.	6,815
1,254	Natixis S.A.	10,378
866	Orange S.A.	14,259
542	Rexel S.A.	10,209
274	Sanofi	27,917
271	SCOR SE	9,744
296	Societe Generale S.A.	14,774
532	Suez Environnement Co.	10,851
322	Unibail-Rodamco SE (m)	88,813
505	Veolia Environnement S.A. (a)	10,696
537	Vivendi S.A.	13,459

		423,074

	Germany — 2.0%
130	Allianz SE	22,166
806	alstria office REIT-AG (a) (m)	11,423
92	Axel Springer SE	5,147
710	Daimler AG	68,230
280	Deutsche Annington Immobilien SE	9,391
1,469	Deutsche Post AG	48,369
3,059	Deutsche Telekom AG	56,222
57	Hannover Rueck SE	5,824
75	Muenchener Rueckversicherungs-Gesellschaft AG	14,685
203	ProSiebenSat.1 Media AG	10,357
402	TUI AG	7,495

		259,309

	Hong Kong — 0.5%
515	China Mobile Ltd.	7,356
1,802	China Resources Power Holdings Co., Ltd.	5,436
291	Hang Seng Bank Ltd. (m)	5,661
1,083	Hongkong Land Holdings Ltd.	8,772
2,573	Link REIT (The) (m)	15,960

SHARES	SECURITY DESCRIPTION	VALUE

	Hong Kong — continued
4,319	New World Development Co., Ltd. (m)	5,729
1,179	Sands China Ltd.	4,807
208	VTech Holdings Ltd.	2,887
761	Wharf Holdings Ltd. (The) (m)	5,483

		62,091

	Hungary — 0.0% (g)
212	OTP Bank plc	4,696

	India — 0.1%
1,113	Coal India Ltd.	6,337
881	ITC Ltd.	4,470

		10,807

	Indonesia — 0.0% (g)
714	Indo Tambangraya Megah Tbk PT	693
24,542	Telekomunikasi Indonesia Persero Tbk PT	4,936

		5,629

	Ireland — 0.4%
508	Accenture plc, Class A	47,064

	Italy — 0.7%
396	Atlantia S.p.A.	11,133
14,540	Intesa Sanpaolo S.p.A.	48,847
2,052	Snam S.p.A.	10,689
2,172	Terna Rete Elettrica Nazionale S.p.A.	10,237
1,571	UnipolSai S.p.A.	4,396

		85,302

	Japan — 2.6%
4	GLP J-REIT (m)	4,325
759	Japan Airlines Co., Ltd.	25,297
3	Japan Logistics Fund, Inc. (m)	6,752
1	Japan Real Estate Investment Corp. (m)	3,419
1,913	Japan Tobacco, Inc. (m)	66,797
9,803	Mitsubishi UFJ Financial Group, Inc.	69,645
4	Nippon Prologis REIT, Inc. (m)	9,083
698	Nippon Telegraph & Telephone Corp. (m)	47,132
5	Orix J-REIT, Inc. (m)	7,441
504	Seven & I Holdings Co., Ltd.	21,660
950	Toyota Motor Corp. (m)	66,142

		327,693

	Luxembourg — 0.2%
70	Millicom International Cellular S.A., SDR,	5,475
102	RTL Group S.A.	9,554
284	SES S.A., FDR	9,955

		24,984

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	17

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Malaysia — 0.0% (g)
576	Lafarge Malaysia Bhd (m)	1,561

	Mexico — 0.0% (g)
2,505	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	5,555

	Netherlands — 1.4%
3,835	ING Groep N.V., CVA (a)	58,840
973	NN Group N.V. (a)	28,369
1,912	Royal Dutch Shell plc, Class A	60,278
595	Royal Dutch Shell plc, Class B	19,049
227	Vastned Retail N.V. (m)	11,096

		177,632

	Norway — 0.2%
370	Gjensidige Forsikring ASA	6,442
1,204	Orkla ASA	9,459
529	Telenor ASA	11,946

		27,847

	Poland — 0.0% (g)
40	Powszechny Zaklad Ubezpieczen S.A.	5,242

	Portugal — 0.1%
2,589	EDP - Energias de Portugal S.A.	10,350

	Russia — 0.2%
123	Lukoil OAO, ADR	6,289
152	MegaFon OAO, Reg. S, GDR	2,583
295	MMC Norilsk Nickel OJSC, ADR	5,538
9	Mobile Telesystems OJSC, ADR	105
325	Mobile TeleSystems OJSC, ADR	3,921
196	Severstal PAO, Reg. S, GDR	2,176

		20,612

	Singapore — 0.6%
2,254	Ascendas Real Estate Investment Trust (m)	4,200
11,797	CapitaCommercial Trust (m)	15,084
5,925	Hutchison Port Holdings Trust, Class U	3,992
4,684	Mapletree Logistics Trust (m)	4,354
13,483	Singapore Telecommunications Ltd. (m)	45,055

		72,685

	South Africa — 0.6%
514	AVI Ltd.	3,522
414	Barclays Africa Group Ltd. (m)	6,639
264	Bidvest Group Ltd. (The)	7,162
306	Imperial Holdings Ltd.	5,124
1,075	Investec plc	10,268
1,736	Life Healthcare Group Holdings Ltd.	5,961

SHARES	SECURITY DESCRIPTION	VALUE

	South Africa — continued
1,136	MMI Holdings Ltd.	3,231
1,730	MTN Group Ltd.	34,735

		76,642

	South Korea — 0.2%
181	Kangwon Land, Inc.	6,153
70	KT&G Corp.	6,215
588	SK Telecom Co., Ltd., ADR	17,438

		29,806

	Spain — 1.2%
544	Abertis Infraestructuras S.A.	10,028
2,244	Banco Santander S.A.	16,963
320	Enagas S.A.	9,856
485	Endesa S.A.	9,600
316	Ferrovial S.A.	7,168
423	Gas Natural SDG S.A.	10,406
2,161	Iberdrola S.A.	14,462
2,337	Mapfre S.A.	8,685
122	Red Electrica Corp. S.A.	10,243
1,471	Repsol S.A.	30,329
1,360	Telefonica S.A.	20,700

		148,440

	Sweden — 0.9%
1,220	Electrolux AB, Series B (m)	36,528
226	ICA Gruppen AB	8,410
1,172	Nordea Bank AB	14,889
996	Skandinaviska Enskilda Banken AB, Class A	12,581
458	Skanska AB, Class B	10,195
278	Svenska Handelsbanken AB, Class A	12,852
521	Swedbank AB, Class A	12,118
532	Tele2 AB, Class B	7,089

		114,662

	Switzerland — 2.8%
42	Baloise Holding AG (a)	5,491
10	Banque Cantonale Vaudoise	5,906
79	Cembra Money Bank AG	5,268
68	Kuehne + Nagel International AG	10,217
861	Nestle S.A.	66,763
583	Novartis AG	59,467
348	Roche Holding AG	99,445
1,024	STMicroelectronics N.V.	8,170
106	Swiss Prime Site AG (a)	9,284
712	Swiss Re AG (a)	63,124
19	Swisscom AG	11,384

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Switzerland — continued
55	Zurich Insurance Group AG (a) (m)	16,931

		361,450

	Taiwan — 0.9%
2,239	Asustek Computer, Inc.	23,721
2,002	Cheng Shin Rubber Industry Co., Ltd.	4,791
590	Chicony Electronics Co., Ltd.	1,696
1,158	Delta Electronics, Inc.	6,968
1,091	Far EasTone Telecommunications Co., Ltd.	2,601
378	MediaTek, Inc.	4,859
501	Novatek Microelectronics Corp.	2,619
697	President Chain Store Corp.	5,158
5,797	Quanta Computer, Inc.	14,544
1,047	Radiant Opto-Electronics Corp.	3,443
15,623	Siliconware Precision Industries Co., Ltd.	25,666
349	Simplo Technology Co., Ltd.	1,727
1,731	Taiwan Mobile Co., Ltd.	6,099
334	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	8,166
730	Tripod Technology Corp.	1,426
2,139	Vanguard International Semiconductor Corp.	3,285

		116,769

	Thailand — 0.1%
1,017	Advanced Info Service PCL	7,379
380	Siam Cement PCL (The)	6,135
93	Siam Cement PCL (The), NVDR	1,506

		15,020

	Turkey — 0.1%
633	Arcelik A.S.	3,410
1,121	Eregli Demir ve Celik Fabrikalari TAS	1,892
644	Tofas Turk Otomobil Fabrikasi A.S.	3,944
1,011	Turk Telekomunikasyon A.S.	2,796
466	Turkcell Iletisim Hizmetleri A.S.	2,076

		14,118

	United Arab Emirates — 0.0% (g)
921	First Gulf Bank PJSC	3,810

	United Kingdom — 7.2%
1,346	Aberdeen Asset Management plc	9,772
403	Admiral Group plc	9,612
742	AstraZeneca plc (m)	50,899
5,093	Aviva plc (m)	40,973
8,368	BAE Systems plc (m)	64,832
4,834	Barclays plc	18,913
4,470	BP plc (m)	32,240

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
452	British American Tobacco plc	24,851
3,238	British Land Co. plc (The) (m)	41,241
1,771	BT Group plc	12,351
1,367	Cobham plc	6,203
759	Compass Group plc	13,415
9,097	Direct Line Insurance Group plc	44,413
330	easyJet plc	9,125
2,192	G4S plc	9,832
2,045	GlaxoSmithKline plc	47,236
3,272	Hammerson plc (m)	33,519
2,728	HSBC Holdings plc (m)	27,250
1,163	ICAP plc	9,887
336	Imperial Tobacco Group plc	16,399
676	Inmarsat plc	10,405
1,773	Intu Properties plc (m)	9,304
2,822	ITV plc	10,955
3,281	Legal & General Group plc	13,042
1,304	Marks & Spencer Group plc	11,046
1,259	National Grid plc	16,937
108	Next plc	12,119
3,302	Old Mutual plc	11,845
547	Pearson plc	11,054
1,825	Persimmon plc (a)	47,389
242	Rio Tinto plc	10,818
2,955	Safestore Holdings plc (m)	12,646
138	Schroders plc	6,857
2,833	Segro plc (m)	18,613
311	Severn Trent plc	10,122
729	Sky plc	12,027
537	SSE plc	12,726
1,560	Standard Life plc	11,149
674	Unilever plc	29,551
714	United Utilities Group plc	10,619
25,284	Vodafone Group plc	89,083
1,692	William Hill plc	9,351

		910,621

	United States — 14.9%
83	3M Co.	13,055
198	AbbVie, Inc.	12,818
371	Altria Group, Inc.	18,559
242	Analog Devices, Inc. (m)	14,936
225	Apartment Investment & Management Co., Class A (m)	8,497
415	Apple, Inc. (m)	51,900
44	Arthur J. Gallagher & Co.	2,126

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	19

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — continued
		United States — continued
86		Automatic Data Processing, Inc.	7,231
160		AvalonBay Communities, Inc. (m)	26,262
187		BB&T Corp. (m)	7,176
210		Boston Properties, Inc. (m)	27,798
926		Bristol-Myers Squibb Co.	59,014
520		Brixmor Property Group, Inc. (m)	12,203
582		Chevron Corp.	64,683
107		Cincinnati Financial Corp. (m)	5,429
76		Cinemark Holdings, Inc.	3,242
776		CME Group, Inc.	70,591
157		CMS Energy Corp. (m)	5,313
329		Coca-Cola Co. (The) (m)	13,335
99		Coca-Cola Enterprises, Inc.	4,384
107		ConocoPhillips	7,251
1		Constar International, Inc., ADR (a) (i)	—
26		Cullen/Frost Bankers, Inc.	1,882
434		DCT Industrial Trust, Inc. (m)	14,339
360		DiamondRock Hospitality Co. (m)	4,883
314		Douglas Emmett, Inc. (m)	8,940
64		Dr. Pepper Snapple Group, Inc.	4,788
58		DTE Energy Co.	4,595
5		Dynegy, Inc. (a)	166
78		Edison International	4,779
700		Equity One, Inc. (m)	17,234
203		Extra Space Storage, Inc. (m)	13,384
185		Exxon Mobil Corp. (m)	16,206
126		Fidelity National Information Services, Inc.	7,850
75		Gap, Inc. (The)	2,973
944		General Growth Properties, Inc. (m)	25,852
—	(h)	General Maritime Corp. (a) (i)	5
808		General Motors Co.	28,336
273		HCP, Inc. (m)	11,007
306		Health Care REIT, Inc. (m)	22,038
451		Healthcare Realty Trust, Inc. (m)	11,553
117		Hershey Co. (The) (m)	10,733
316		Highwoods Properties, Inc. (m)	13,592
850		Home Depot, Inc. (The)	90,934
155		Honeywell International, Inc. (m)	15,611
160		Illinois Tool Works, Inc. (m)	14,933
246		Johnson & Johnson (m)	24,422
139		Kilroy Realty Corp. (m)	9,882
685		KLA-Tencor Corp.	40,286
141		L Brands, Inc.	12,621
727		LaSalle Hotel Properties (m)	26,655
799		Liberty Property Trust (m)	27,835

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
717		Lorillard, Inc.	50,092
43		M&T Bank Corp.	5,151
125		Macerich Co. (The) (m)	10,253
47		Marathon Petroleum Corp.	4,618
1,416		Merck & Co., Inc. (m)	84,332
2,050		Microsoft Corp.	99,715
300		Mid-America Apartment Communities, Inc. (m)	22,383
397		Molson Coors Brewing Co., Class B	29,173
238		Mondelez International, Inc., Class A	9,135
1,279		Morgan Stanley (m)	47,702
587		National Retail Properties, Inc. (m)	22,533
3		Neebo, Inc. (a) (i)	14
—	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a) (i)	83
397		NextEra Energy, Inc. (m)	40,061
250		NiSource, Inc.	10,855
113		Northern Trust Corp. (m)	8,249
187		Occidental Petroleum Corp. (m)	14,983
523		Omega Healthcare Investors, Inc. (m)	18,883
122		Omnicom Group, Inc. (m)	9,207
712		PACCAR, Inc.	46,519
285		Parkway Properties, Inc. (m)	4,640
1,439		Pfizer, Inc. (m)	48,821
146		PNC Financial Services Group, Inc. (The)	13,347
30		PPG Industries, Inc. (m)	6,738
167		Procter & Gamble Co. (The) (m)	13,251
692		Prologis, Inc. (m)	27,798
264		Realty Income Corp. (m)	12,414
224		Regency Centers Corp. (m)	14,056
111		Sempra Energy	11,794
68		Simon Property Group, Inc. (m)	12,293
22		Snap-on, Inc. (m)	3,356
3		Somerset Cayuga Holding Co., Inc. (a) (i)	65
1,369		Spirit Realty Capital, Inc. (m)	15,453
147		T. Rowe Price Group, Inc.	11,897
185		Texas Instruments, Inc.	10,045
36		Time Warner Cable, Inc.	5,545
166		Time Warner, Inc.	13,978
174		Travelers Cos., Inc. (The) (m)	17,610
209		U.S. Bancorp	8,939
2		U.S. Concrete, Inc. (a)	61
384		United Technologies Corp. (m)	43,698
324		Verizon Communications, Inc. (m)	16,336
156		Vornado Realty Trust (m)	16,103
337		Weingarten Realty Investors (m)	11,047

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
1,746	Wells Fargo & Co.	96,205
39	Williams-Sonoma, Inc.	2,888

		1,896,436

	Total Common Stocks (Cost $5,412,432)	5,951,715

PRINCIPAL/UNIT AMOUNT
Convertible Bonds — 1.2%
	Cayman Islands — 0.1%
3,200	China Overseas Finance Investment Cayman IV Ltd., Reg. S, Zero Coupon, 02/04/21	4,036
869	Ctrip.com International Ltd., 1.250%, 10/15/18	959
HKD 10,000 Units	Hengan International Group Co., Ltd., Reg. S, Zero Coupon, 06/27/18	1,405
	Qihoo 360 Technology Co., Ltd.,
1,400	1.750%, 08/15/21 (e)	1,198
1,000	2.500%, 09/15/18	971
1,279	SINA Corp., 1.000%, 12/01/18	1,196
946	SouFun Holdings Ltd., 2.000%, 12/15/18	897

		10,662

	France — 0.0% (g)
EUR 962 Units	AXA S.A., Series CS, 3.750%, 01/01/17	3,003
EUR 785	Nexans S.A., Reg. S, 2.500%, 01/01/19	675

		3,678

	Hungary — 0.0% (g)
EUR 3,600	Magyar Nemzeti Vagyonkezelo Zrt, Reg. S, 3.375%, 04/02/19	4,451

	Luxembourg — 0.1%
EUR 1,700	Kloeckner & Co. Financial Services S.A., Reg. S, 2.500%, 12/22/17	1,909
6,000	Subsea 7 S.A., Reg. S, 1.000%, 10/05/17	5,572
EUR 2,900	Telecom Italia Finance S.A., Reg. S, 6.125%, 11/15/16	4,441

		11,922

	Mauritius — 0.0% (g)
800	Golden Agri-Resources Ltd., Reg. S, 2.500%, 10/04/17	784

	Netherlands — 0.1%
EUR 200	ACS Actividades Finance 2 B.V., Reg. S, 1.625%, 03/27/19	253
EUR 600	Amorim Energia B.V., Reg. S, 3.375%, 06/03/18	719
4,620 Units	Fiat Chrysler Automobiles N.V., 7.875%, 12/15/16	5,811

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — continued
EUR 5,400	Volkswagen International Finance N.V., 5.500%, 11/09/15 (e)	8,113
1,481	Yandex N.V., 1.125%, 12/15/18	1,294

		16,190

	Singapore — 0.1%
SGD 9,750	CapitaLand Ltd., Reg. S, 1.850%, 06/19/20	7,483

	South Africa — 0.0% (g)
ZAR 63	Shoprite Investments Pty Ltd., Reg. S,
	6.500%, 04/03/17	580

	Spain — 0.1%
EUR 1,300	CaixaBank S.A., Reg. S, Series 4.500%, 11/22/16	1,365
EUR 3,000	OHL Investments S.A., Reg. S, 4.000%, 04/25/18	3,268
EUR 2,300	Telefonica Participaciones SAU, 4.900%, 09/25/17	2,874
EUR 500	Telefonica S.A., Reg. S, 6.000%, 07/24/17	651

		8,158

	Taiwan — 0.0% (g)
600	AU Optronics Corp., Reg. S, Zero Coupon, 10/13/15	685

	United Arab Emirates — 0.0% (g)
2,800	DP World Ltd., 1.750%, 06/19/24	3,125

	United Kingdom — 0.1%
GBP 600	Balfour Beatty Finance No.2 Ltd., Reg. S, 1.875%, 12/03/18	899
3,800	Newford Capital Ltd., Zero Coupon, 05/12/16	4,142
HKD 12,000	Shine Power International Ltd., Zero Coupon, 07/28/19	1,602
HKD 6,000	Tong Jie Ltd., Zero Coupon, 02/18/18	859
1,900	Vedanta Resources Jersey Ltd., Reg. S, 5.500%, 07/13/16	1,867

		9,369

	United States — 0.6%
1,075	American Realty Capital Properties, Inc., 3.750%, 12/15/20	1,032
	Ares Capital Corp.,
1,896	4.750%, 01/15/18	1,990
1,978	4.875%, 03/15/17	2,064
817	Brocade Communications Systems, Inc., 1.375%, 01/01/20 (e)	846
2,548	Centerpoint Energy Resources Corp., 2.297%, 09/15/29	1,678
256	Cheniere Energy, Inc., 4.250%, 03/15/45	204

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	21

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
	Chesapeake Energy Corp.,
3,818	2.250%, 12/15/38	3,515
3,217	2.500%, 05/15/37	3,098
997	Colony Capital, Inc., 3.875%, 01/15/21	1,085
1,740	Hologic, Inc., SUB, 2.000%, 03/01/42	2,176
649	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	625
	Intel Corp.,
629	3.250%, 08/01/39	1,025
4,910	3.482%, 12/15/35	6,254
699	Jarden Corp., 1.125%, 03/15/34 (e)	808
	Liberty Interactive LLC,
484	1.000%, 09/30/43 (e)	455
1,791	4.000%, 11/15/29	1,157
3,198	Liberty Media Corp., 1.375%, 10/15/23	3,202
1,938	Meritor, Inc., SUB, 4.000%, 02/15/27	2,030
3,053	Microchip Technology, Inc., 1.625%, 02/15/25 (e)	3,122
1,851	Micron Technology, Inc., Series G, 3.000%, 11/15/43	2,093
1,348	Navistar International Corp., 4.750%, 04/15/19	1,254
1,421	Nuance Communications, Inc., 2.750%, 11/01/31	1,417
	Omnicare, Inc.,
1,176	3.250%, 12/15/35	1,405
354	3.500%, 02/15/44	476
2,901	Priceline Group, Inc. (The), 0.900%, 09/15/21 (e)	2,876
	Prospect Capital Corp.,
3,261	5.750%, 03/15/18	3,347
3,067	5.875%, 01/15/19	3,136
61	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	–
2,765	Redwood Trust, Inc., 4.625%, 04/15/18	2,736
1,180	SEACOR Holdings, Inc., 3.000%, 11/15/28	1,072
727	SolarCity Corp., 1.625%, 11/01/19 (e)	712
	Spirit Realty Capital, Inc.,
1,425	2.875%, 05/15/19	1,404
1,414	3.750%, 05/15/21	1,401
2,430	Starwood Property Trust, Inc., 3.750%, 10/15/17	2,527
826	SunPower Corp., 0.875%, 06/01/21 (e)	838
3,798	Tesla Motors, Inc., 1.250%, 03/01/21	3,506
549	Trinity Industries, Inc., 3.875%, 06/01/36	713

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Twitter, Inc.,
1,204	0.250%, 09/15/19 (e)	1,100
1,870	1.000%, 09/15/21 (e)	1,695
127	Upstate New York Power Producers, Inc., 20.000% (Cash), 06/15/17 (e) (i) (v)	242
743	Whiting Petroleum Corp., 1.250%, 04/01/20 (e)	885
806	Wright Medical Group, Inc., 2.000%, 02/15/20 (e)	844

		72,045

	Total Convertible Bonds (Cost $148,094)	149,132

Corporate Bonds — 26.8%
	Argentina — 0.0% (g)
	YPF S.A.,
1,190	8.500%, 07/28/25 (e)	1,208
950	Reg. S, 8.750%, 04/04/24	989

		2,197

	Australia — 0.1%
714	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 7.125%, 05/01/18 (e)	742
10,253	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19 (e)	8,946
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,591

		11,279

	Austria — 0.0% (g)
676	Sappi Papier Holding GmbH, 8.375%, 06/15/19 (e)	726

	Azerbaijan — 0.0% (g)
3,650	State Oil Co. of the Azerbaijan Republic, Reg. S, 4.750%, 03/13/23	3,541

	Bahamas — 0.0% (g)
3,050	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	2,806

	Bermuda — 0.1%
	Aircastle Ltd.,
3,400	6.750%, 04/15/17	3,655
5,872	7.625%, 04/15/20	6,841
3,730	Digicel Group Ltd., Reg. S, 7.125%, 04/01/22	3,532
425	Fly Leasing Ltd., 6.750%, 12/15/20	435
1,076	NCL Corp., Ltd., 5.250%, 11/15/19 (e)	1,108
1,857	Viking Cruises Ltd., 8.500%, 10/15/22 (e)	2,059

		17,630

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Brazil — 0.1%
3,953	Banco Daycoval S.A., Reg. S, 5.750%, 03/19/19	4,049
3,920	Votorantim Cimentos S.A., Reg. S, 7.250%, 04/05/41	4,008

		8,057

	Canada — 1.3%
5,845	1011778 B.C. ULC/New Red Finance, Inc., 6.000%, 04/01/22 (e)	6,035
	Baytex Energy Corp.,
339	5.125%, 06/01/21 (e)	331
359	5.625%, 06/01/24 (e)	347
	Bombardier, Inc.,
1,150	4.750%, 04/15/19 (e)	1,144
543	5.500%, 09/15/18 (e)	549
648	6.125%, 01/15/23 (e)	619
1,200	7.500%, 03/15/18 (e)	1,287
1,250	7.750%, 03/15/20 (e)	1,239
5,963	7.750%, 03/15/20 (e)	6,305
987	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	1,022
1,330	Cascades, Inc., 5.500%, 07/15/22 (e)	1,347
1,710	Catamaran Corp., 4.750%, 03/15/21	1,872
896	Concordia Healthcare Corp., 7.000%, 04/15/23 (e)	909
	First Quantum Minerals Ltd.,
2,027	6.750%, 02/15/20 (e)	1,885
1,197	7.000%, 02/15/21 (e)	1,116
600	7.250%, 10/15/19 (e)	576
1,329	7.250%, 05/15/22 (e)	1,240
2,265	Garda World Security Corp., 7.250%, 11/15/21 (e)	2,254
821	HudBay Minerals, Inc., 9.500%, 10/01/20	860
2,175	Jupiter Resources, Inc., 8.500%, 10/01/22 (e)	1,838
570	KGHM International Ltd., 7.750%, 06/15/19 (e)	584
	Lundin Mining Corp.,
1,280	7.500%, 11/01/20 (e)	1,344
1,125	7.875%, 11/01/22 (e)	1,193
1,067	Masonite International Corp., 5.625%, 03/15/23 (e)	1,115
978	Mattamy Group Corp., 6.500%, 11/15/20 (e)	958
	MEG Energy Corp.,
6,450	6.375%, 01/30/23 (e)	6,289
650	6.500%, 03/15/21 (e)	642

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
4,380	7.000%, 03/31/24 (e)	4,315
	New Gold, Inc.,
2,000	6.250%, 11/15/22 (e)	1,980
1,054	7.000%, 04/15/20 (e)	1,099
	NOVA Chemicals Corp.,
685	5.000%, 05/01/25 (e)	722
1,430	5.250%, 08/01/23 (e)	1,505
2,810	Novelis, Inc., 8.750%, 12/15/20	3,000
732	Open Text Corp., 5.625%, 01/15/23 (e)	759
	Pacific Rubiales Energy Corp.,
1,350	5.125%, 03/28/23	918
2,230	5.375%, 01/26/19 (e)	1,746
1,709	Reg. S, 5.625%, 01/19/25	1,196
	Precision Drilling Corp.,
1,347	5.250%, 11/15/24	1,165
210	6.500%, 12/15/21	204
885	6.625%, 11/15/20	892
6,640	Quebecor Media, Inc., 5.750%, 01/15/23	6,856
50	Quebecor World Capital Corp., 6.125%, 07/15/15 (d) (i)	—	(h)
50	Quebecor, Inc., 9.750%, 07/15/15 (d)	—	(h)
1,590	Taseko Mines Ltd., 7.750%, 04/15/19	1,065
4,028	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	3,927
	Ultra Petroleum Corp.,
2,600	5.750%, 12/15/18 (e)	2,444
1,554	6.125%, 10/01/24 (e)	1,371
	Valeant Pharmaceuticals International, Inc.,
3,775	5.375%, 03/15/20 (e)	3,872
930	5.500%, 03/01/23 (e)	942
840	5.625%, 12/01/21 (e)	861
14,740	5.875%, 05/15/23 (e)	15,127
5,095	6.125%, 04/15/25 (e)	5,257
3,475	6.375%, 10/15/20 (e)	3,662
2,824	6.750%, 08/15/18 (e)	2,990
7,840	6.750%, 08/15/21 (e)	8,212
8,175	7.000%, 10/01/20 (e)	8,563
6,147	7.250%, 07/15/22 (e)	6,554
18,923	7.500%, 07/15/21 (e)	20,532
	Videotron Ltd.,
4,026	5.000%, 07/15/22	4,154
1,351	5.375%, 06/15/24 (e)	1,400
3,200	Whiting Canadian Holding Co. ULC, 8.125%, 12/01/19	3,396

		165,586

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	23

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Cayman Islands — 0.3%
1,670	Comcel Trust via Comunicaciones Celulares S.A., Reg. S, 6.875%, 02/06/24	1,791
	Country Garden Holdings Co., Ltd.,
1,400	7.500%, 03/09/20	1,465
2,500	Reg. S, 7.500%, 01/10/23	2,556
4,000	Odebrecht Finance Ltd., Reg. S, 7.125%, 06/26/42	3,550
5,841	Odebrecht Offshore Drilling Finance Ltd., Reg. S, 6.750%, 10/01/22	5,040
233	Seagate HDD Cayman, 4.750%, 06/01/23	244
925	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	802
	Transocean, Inc.,
2,115	6.375%, 12/15/21	1,864
460	6.500%, 11/15/20	410
9,250	UPCB Finance III Ltd., 6.625%, 07/01/20 (e)	9,618
1,076	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	1,094
4,045	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	4,394
2,125	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	2,284
3,296	Wynn Macau Ltd., 5.250%, 10/15/21 (e)	3,056

		38,168

	Chile — 0.1%
5,840	Cencosud S.A., Reg. S, 5.500%, 01/20/21	6,199
7,980	ENTEL Chile S.A., 4.750%, 08/01/26 (e)	8,299

		14,498

	Colombia — 0.2%
	Ecopetrol S.A.,
2,400	5.875%, 05/28/45	2,301
15,232	7.375%, 09/18/43	17,146

		19,447

	Croatia — 0.1%
13,000	Hrvatska Elektroprivreda, Reg. S, 6.000%, 11/09/17	13,650

	Finland — 0.0% (g)
	Nokia OYJ,
904	5.375%, 05/15/19	981
434	6.625%, 05/15/39	519

		1,500

	France — 0.1%
675	Lafarge S.A., 7.125%, 07/15/36	881
	Numericable-SFR SAS,
424	4.875%, 05/15/19 (e)	428
14,141	6.000%, 05/15/22 (e)	14,485

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		France — continued
	2,730	Reg. S, 6.250%, 05/15/24 (e)	2,805

			18,599

		Georgia — 0.1%
		Georgian Railway JSC,
	7,718	7.750%, 07/11/22 (e)	8,481

		Germany — 0.0% (g)
	2,002	Deutsche Bank AG, 10.500%, 12/23/26 (e) (i)	1,324
		Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
EUR	647	5.125%, 01/21/23 (e)	774
	342	5.500%, 01/15/23 (e)	358
	805	Unitymedia KabelBW GmbH, 6.125%, 01/15/25 (e)	840

			3,296

		Hungary — 0.0% (g)
	5,020	MFB Magyar Fejlesztesi Bank Zrt, 6.250%, 10/21/20 (e)	5,698

		Indonesia — 0.3%
		Pertamina Persero PT,
	8,370	5.625%, 05/20/43 (e)	8,073
	10,710	6.450%, 05/30/44 (e)	11,454
	6,040	Reg. S, 5.250%, 05/23/21	6,425
	6,510	Reg. S, 6.000%, 05/03/42	6,520

			32,472

		Ireland — 0.2%
		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
	3,260	4.500%, 05/15/21 (e)	3,431
	1,515	5.000%, 10/01/21 (e)	1,622
	12,283	Ardagh Packaging Finance plc, 9.125%, 10/15/20 (e)	13,204
		Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
	900	6.250%, 01/31/19 (e)	918
	88	7.000%, 11/15/20 (e)	90
	350	9.125%, 10/15/20 (e)	375
	3,205	VAR, 3.271%, 12/15/19 (e)	3,161
	920	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22 (e)	941
	3,900	Russian Railways Via RZD Capital plc, Reg. S, 5.700%, 04/05/22	3,685

			27,427

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Israel — 0.1%
8,850	Israel Electric Corp., Ltd., 5.000%, 11/12/24 (e)	9,359

	Italy — 0.1%
8,600	Enel S.p.A., VAR, 8.750%, 09/24/73 (e)	10,350
2,000	Telecom Italia S.p.A., 5.303%, 05/30/24 (e)	2,105

		12,455

	Japan — 0.0% (g)
2,789	SoftBank Corp., 4.500%, 04/15/20 (e)	2,855

	Kazakhstan — 0.2%
	KazMunayGas National Co. JSC,
7,710	Reg. S, 4.400%, 04/30/23	7,305
15,300	Reg. S, 6.375%, 04/09/21	16,256

		23,561

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
1,315	5.250%, 11/15/22	1,400
110	7.500%, 10/15/27	130

		1,530

	Luxembourg — 1.1%
	Altice Financing S.A.,
724	6.500%, 01/15/22 (e)	741
6,262	6.625%, 02/15/23 (e)	6,450
311	7.875%, 12/15/19 (e)	329
	Altice Finco S.A.,
200	7.625%, 02/15/25 (e)	204
200	8.125%, 01/15/24 (e)	210
200	9.875%, 12/15/20 (e)	221
	Altice S.A.,
1,915	7.625%, 02/15/25 (e)	1,937
7,199	7.750%, 05/15/22 (e)	7,271
	ArcelorMittal,
2,300	6.125%, 06/01/18	2,455
12,050	7.000%, 02/25/22	13,090
500	7.500%, 03/01/41	511
2,000	7.750%, 10/15/39	2,065
3,500	10.600%, 06/01/19	4,213
945	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (e)	957
1,075	Calcipar S.A., 6.875%, 05/01/18 (e)	1,112
1,020	Capsugel S.A., 7.000% (Cash), 05/15/19 (e) (v)	1,040
516	ConvaTec Finance International S.A., 8.250% (Cash), 01/15/19 (e) (v)	521

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
3,834	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	4,055
	INEOS Group Holdings S.A.,
4,965	5.875%, 02/15/19 (e)	5,027
1,378	6.125%, 08/15/18 (e)	1,402
	Intelsat Jackson Holdings S.A.,
5,299	5.500%, 08/01/23	4,988
11,976	6.625%, 12/15/22	11,826
679	7.250%, 04/01/19	704
21,992	7.250%, 10/15/20	22,676
10,985	7.500%, 04/01/21	11,411
3,318	Intelsat Luxembourg S.A., 7.750%, 06/01/21	3,048
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18	159
1,700	4.750%, 04/15/23	1,628
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
1,675	4.875%, 04/15/20 (e)	1,702
1,385	5.500%, 04/15/25 (e)	1,413
2,402	5.750%, 08/01/22 (e)	2,486
2,750	MOL Group Finance S.A., Reg. S, 6.250%, 09/26/19	2,994
4,240	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	4,367
	NII International Telecom S.C.A.,
2,112	7.875%, 08/15/19 (d) (e)	1,954
1,029	11.375%, 08/15/19 (d) (e)	967
3,887	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 8.750%, 02/01/19	4,106
	Wind Acquisition Finance S.A.,
6,237	4.750%, 07/15/20 (e)	6,237
2,584	7.375%, 04/23/21 (e)	2,645

		139,122

	Mexico — 0.4%
	Alfa S.A.B. de C.V.,
4,412	6.875%, 03/25/44 (e)	4,932
6,850	Reg. S, 5.250%, 03/25/24	7,432
	Cemex S.A.B. de C.V.,
2,025	5.700%, 01/11/25 (e)	2,040
734	6.125%, 05/05/25 (e)	753
4,720	7.250%, 01/15/21 (e)	5,098
3,130	Reg. S, 6.500%, 12/10/19	3,334
300	VAR, 5.025%, 10/15/18 (e)	314
570	Empresas ICA S.A.B. de C.V., 8.875%, 05/29/24 (e)	493

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	25

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Mexico — continued
2,150	Grupo KUO S.A.B. de C.V., Reg. S, 6.250%, 12/04/22	2,220
2,154	Mexichem S.A.B. de C.V., Reg. S, 6.750%, 09/19/42	2,358
	Petroleos Mexicanos,
4,500	4.875%, 01/24/22	4,759
3,899	5.625%, 01/23/46 (e)	3,907
1,920	6.500%, 06/02/41	2,119
7,320	6.625%, 06/15/35	8,250
5,829	Tenedora Nemak S.A. de C.V., Reg. S, 5.500%, 02/28/23	6,106

		54,115

	Morocco — 0.2%
	OCP S.A.,
1,770	4.500%, 10/22/25 (e)	1,711
15,420	Reg. S, 5.625%, 04/25/24	16,345
5,721	Reg. S, 6.875%, 04/25/44	6,250

		24,306

	Netherlands — 0.5%
985	Basell Finance Co., B.V., Class B, 8.100%, 03/15/27 (e)	1,341
4,130	Bharti Airtel International Netherlands B.V., Reg. S, 5.125%, 03/11/23	4,485
4,500	Bluewater Holding B.V., 10.000%, 12/10/19 (e)	4,230
1,389	Constellium N.V., 5.750%, 05/15/24 (e)	1,337
	Fiat Chrysler Automobiles N.V.,
2,584	4.500%, 04/15/20 (e)	2,601
4,282	5.250%, 04/15/23 (e)	4,325
746	InterGen N.V., 7.000%, 06/30/23 (e)	718
6,700	Kazakhstan Temir Zholy Finance B.V., Reg. S, 6.950%, 07/10/42	6,800
	LyondellBasell Industries N.V.,
660	5.000%, 04/15/19	726
2,225	6.000%, 11/15/21	2,615
5,900	Majapahit Holding B.V., Reg. S, 7.750%, 01/20/20	6,926
	NXP B.V./NXP Funding LLC,
268	3.500%, 09/15/16 (e)	272
1,000	3.750%, 06/01/18 (e)	1,028
6,952	5.750%, 02/15/21 (e)	7,386
4,574	5.750%, 03/15/23 (e)	4,883
	Schaeffler Finance B.V.,
2,875	4.250%, 05/15/21 (e)	2,889
975	4.750%, 05/15/21 (e)	997

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — continued
	Sensata Technologies B.V.,
1,383	4.875%, 10/15/23 (e)	1,435
1,395	5.000%, 10/01/25 (e)	1,440
514	5.625%, 11/01/24 (e)	549
1,353	VTR Finance B.V., 6.875%, 01/15/24 (e)	1,400
962	Ziggo Bond Finance B.V., 5.875%, 01/15/25 (e)	998

		59,381

	Peru — 0.0% (g)
724	Consorcio Transmantaro S.A., Reg. S, 4.375%, 05/07/23	737

	Singapore — 0.0% (g)
480	Flextronics International Ltd., 5.000%, 02/15/23	506

	South Korea — 0.1%
12,860	Woori Bank, 4.750%, 04/30/24 (e)	13,656

	Sri Lanka — 0.0% (g)
680	National Savings Bank, 5.150%, 09/10/19 (e)	657

	Turkey — 0.0% (g)
1,900	Turk Telekomunikasyon A.S., Reg. S, 4.875%, 06/19/24	1,900
2,240	Turkiye Garanti Bankasi A.S., 4.750%, 10/17/19 (e)	2,249

		4,149

	United Arab Emirates — 0.1%
	Abu Dhabi National Energy Co. PJSC,
2,410	2.500%, 01/12/18	2,452
4,200	Reg. S, 3.625%, 01/12/23	4,295
2,450	DP World Ltd., Reg. S, 6.850%, 07/02/37	2,755

		9,502

	United Kingdom — 0.6%
3,075	Afren plc, Reg. S, 6.625%, 12/09/20 (d)	1,199
1,655	Barclays Bank plc, 7.625%, 11/21/22	1,939
565	CEVA Group plc, 4.000%, 05/01/18 (e)	517
2,520	Gerdau Trade, Inc., Reg. S, 5.750%, 01/30/21	2,627
4,860	GTL Trade Finance, Inc., 7.250%, 04/16/44 (e)	4,793
11,470	Ineos Finance plc, 7.500%, 05/01/20 (e)	12,122
	International Game Technology plc,
1,450	6.250%, 02/15/22 (e)	1,432
3,000	6.500%, 02/15/25 (e)	2,910

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — continued
	Jaguar Land Rover Automotive plc,
3,528	4.125%, 12/15/18 (e)	3,629
1,814	4.250%, 11/15/19 (e)	1,864
300	5.625%, 02/01/23 (e)	318
	Royal Bank of Scotland Group plc,
1,610	5.125%, 05/28/24	1,663
643	6.000%, 12/19/23	704
3,298	6.100%, 06/10/23	3,623
5,712	6.125%, 12/15/22	6,337
2,032	Royal Bank of Scotland plc (The), Reg. S, VAR, 9.500%, 03/16/22	2,281
2,699	Sea Trucks Group Ltd., Reg. S, 9.000%, 03/26/18 (e)	2,132
4,740	Star Energy Geothermal Wayang Windu Ltd., Reg. S, 6.125%, 03/27/20	4,799
2,500	Studio City Finance Ltd., 8.500%, 12/01/20 (e)	2,525
	Vedanta Resources plc,
5,150	Reg. S, 6.750%, 06/07/16	5,240
4,310	Reg. S, 7.125%, 05/31/23	3,965
	Virgin Media Finance plc,
889	5.750%, 01/15/25 (e)	903
943	6.375%, 04/15/23 (e)	993
	Virgin Media Secured Finance plc,
975	5.250%, 01/15/26 (e)	970
6,744	5.375%, 04/15/21 (e)	7,056

		76,541

	United States — 20.2%
3,220	21st Century Oncology, Inc., 8.875%, 01/15/17	3,296
1,900	Academy Ltd./Academy Finance Corp., 9.250%, 08/01/19 (e)	2,019
	Acadia Healthcare Co., Inc.,
520	5.125%, 07/01/22	518
700	5.625%, 02/15/23 (e)	716
528	6.125%, 03/15/21	546
6,620	ACCO Brands Corp., 6.750%, 04/30/20	6,968
2,877	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	1,733
	Activision Blizzard, Inc.,
585	5.625%, 09/15/21 (e)	625
1,535	6.125%, 09/15/23 (e)	1,692
290	Actuant Corp., 5.625%, 06/15/22	300
	ADT Corp. (The),
3,370	3.500%, 07/15/22	3,176
490	4.125%, 04/15/19	498

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,980	4.125%, 06/15/23	5,711
7,705	6.250%, 10/15/21	8,283
	Advanced Micro Devices, Inc.,
1,216	6.750%, 03/01/19	1,058
2,588	7.000%, 07/01/24	2,012
460	7.500%, 08/15/22	377
1,406	7.750%, 08/01/20	1,153
	AECOM Technology Corp.,
1,820	5.750%, 10/15/22 (e)	1,884
2,620	5.875%, 10/15/24 (e)	2,714
5,371	Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	5,760
	AES Corp.,
400	4.875%, 05/15/23	390
2,849	5.500%, 03/15/24	2,849
1,500	5.500%, 04/15/25	1,481
6,704	7.375%, 07/01/21	7,460
1,907	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	1,907
1,075	AK Steel Corp., 8.750%, 12/01/18	1,139
3,196	Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc., 7.750%, 10/15/22 (e)	3,484
	Alcatel-Lucent USA, Inc.,
586	4.625%, 07/01/17 (e)	605
1,045	6.450%, 03/15/29	1,168
2,220	6.750%, 11/15/20 (e)	2,392
4,500	8.875%, 01/01/20 (e)	4,961
	Alcoa, Inc.,
3,065	5.125%, 10/01/24	3,304
1,583	5.400%, 04/15/21	1,738
1,167	5.870%, 02/23/22	1,299
1,331	5.900%, 02/01/27	1,462
1,569	6.150%, 08/15/20	1,776
1,304	6.750%, 01/15/28	1,465
994	Alere, Inc., 6.500%, 06/15/20	1,034
	Aleris International, Inc.,
704	7.625%, 02/15/18	727
644	7.875%, 11/01/20	665
1,539	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	1,554
9,065	Allstate Corp. (The), VAR, 5.750%, 08/15/53	9,881
	Ally Financial, Inc.,
1,353	3.250%, 02/13/18	1,351
12,325	3.500%, 01/27/19	12,233
6,850	4.625%, 06/26/15	6,867
146	4.750%, 09/10/18	152

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	27

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
4,000	6.250%, 12/01/17	4,285
1,968	7.500%, 09/15/20	2,305
5,754	8.000%, 03/15/20	6,818
2,755	8.000%, 11/01/31	3,458
	AMC Entertainment, Inc.,
1,400	5.875%, 02/15/22	1,452
2,250	9.750%, 12/01/20	2,447
	American Axle & Manufacturing, Inc.,
1,000	6.250%, 03/15/21	1,052
2,025	6.625%, 10/15/22	2,152
3,450	7.750%, 11/15/19	3,929
6,463	American International Group, Inc., 6.250%, 03/15/37	7,366
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	371
1,950	7.000%, 05/20/22	2,089
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,333
84	6.500%, 05/20/21	89
	Amkor Technology, Inc.,
6,249	6.375%, 10/01/22	6,405
3,636	6.625%, 06/01/21	3,754
	Amsted Industries, Inc.,
490	5.000%, 03/15/22 (e)	505
540	5.375%, 09/15/24 (e)	551
	Amsurg Corp.,
1,000	5.625%, 11/30/20	1,024
1,050	5.625%, 07/15/22	1,066
4,060	Anixter, Inc., 5.625%, 05/01/19	4,359
	Antero Resources Corp.,
4,654	5.125%, 12/01/22	4,631
2,075	5.375%, 11/01/21	2,096
1,565	6.000%, 12/01/20	1,598
2,200	Aramark Services, Inc., 5.750%, 03/15/20	2,293
9,320	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	9,786
1,380	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Class S, 7.875%, 12/15/20 (e)	1,421
	Ashland, Inc.,
2	3.000%, 03/15/16	2
1,000	3.875%, 04/15/18	1,030
9,692	4.750%, 08/15/22	9,934
	Ashtead Capital, Inc.,
2,050	5.625%, 10/01/24 (e)	2,155

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,035	6.500%, 07/15/22 (e)	5,391
3,950	Atwood Oceanics, Inc., 6.500%, 02/01/20	3,861
	Audatex North America, Inc.,
10,216	6.000%, 06/15/21 (e)	10,551
722	6.125%, 11/01/23 (e)	753
275	AutoNation, Inc., 5.500%, 02/01/20	302
	Avaya, Inc.,
8,150	7.000%, 04/01/19 (e)	8,191
2,383	10.500%, 03/01/21 (e)	2,097
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
1,155	5.125%, 06/01/22 (e)	1,165
1,900	5.250%, 03/15/25 (e)	1,881
5,645	5.500%, 04/01/23	5,756
1,536	Axiall Corp., 4.875%, 05/15/23	1,551
2,250	B&G Foods, Inc., 4.625%, 06/01/21	2,256
	Ball Corp.,
995	4.000%, 11/15/23	975
905	5.000%, 03/15/22	944
7,525	Bank of America Corp., VAR, 6.100%, 03/17/25	7,675
20,375	Bank of New York Mellon Corp. (The), VAR, 4.950%, 06/20/20	20,373
1,233	Basic Energy Services, Inc., 7.750%, 10/15/22	999
	Belden, Inc.,
500	5.250%, 07/15/24 (e)	506
5,499	5.500%, 09/01/22 (e)	5,650
	Berry Plastics Corp.,
525	5.500%, 05/15/22	544
365	9.750%, 01/15/21	401
	Biomet, Inc.,
14,485	6.500%, 08/01/20	15,336
2,635	6.500%, 10/01/20	2,760
3,980	Blackboard, Inc., 7.750%, 11/15/19 (e)	3,821
1,337	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	1,390
2,050	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	2,091
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
1,325	7.875%, 04/15/22	1,086
5,000	8.625%, 10/15/20	4,225
1,500	Briggs & Stratton Corp., 6.875%, 12/15/20	1,641
1,905	Brightstar Corp., 9.500%, 12/01/16 (e)	1,984

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Building Materials Corp. of America,
1,606	5.375%, 11/15/24 (e)	1,646
615	6.750%, 05/01/21 (e)	654
9,090	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	9,540
	Cablevision Systems Corp.,
119	7.750%, 04/15/18	134
6,648	8.000%, 04/15/20	7,629
3,000	8.625%, 09/15/17	3,382
	Caesars Entertainment Operating Co., Inc.,
5,850	8.500%, 02/15/20 (d)	4,475
10,800	9.000%, 02/15/20 (d)	8,289
6,390	11.250%, 06/01/17 (d)	4,809
	California Resources Corp.,
662	5.000%, 01/15/20	626
3,295	5.500%, 09/15/21	3,122
2,195	6.000%, 11/15/24	2,063
	Calpine Corp.,
1,139	5.375%, 01/15/23	1,149
1,500	5.500%, 02/01/24	1,500
1,140	5.750%, 01/15/25	1,146
2,467	5.875%, 01/15/24 (e)	2,640
1,066	6.000%, 01/15/22 (e)	1,127
4,450	Case New Holland, Inc., 7.875%, 12/01/17	4,906
3,850	Casella Waste Systems, Inc., 7.750%, 02/15/19	3,927
410	CCM Merger, Inc., 9.125%, 05/01/19 (e)	445
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,675	5.125%, 05/01/23 (e)	1,658
4,300	5.250%, 03/15/21	4,343
5,263	5.250%, 09/30/22	5,259
1,555	5.375%, 05/01/25 (e)	1,528
574	5.875%, 05/01/27 (e)	566
5,600	6.500%, 04/30/21	5,819
1,220	7.000%, 01/15/19	1,267
12,297	7.375%, 06/01/20	13,096
	CDW LLC/CDW Finance Corp.,
563	5.000%, 09/01/23	580
720	5.500%, 12/01/24	765
926	6.000%, 08/15/22	998
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
1,095	5.250%, 03/15/21	1,136
575	5.375%, 06/01/24 (e)	594
975	Celanese US Holdings LLC, 4.625%, 11/15/22	997

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
6,630	Cemex Finance LLC, 9.375%, 10/12/22 (e)	7,515
1,530	Centene Corp., 4.750%, 05/15/22	1,610
4,845	Central Garden & Pet Co., 8.250%, 03/01/18	4,966
1,500	Century Communities, Inc., 6.875%, 05/15/22 (e)	1,483
1,705	CenturyLink, Inc., 5.625%, 04/01/25 (e)	1,703
13,146	Series T, 5.800%, 03/15/22	13,639
5,900	Series W, 6.750%, 12/01/23	6,382
	Cenveo Corp.,
1,600	6.000%, 08/01/19 (e)	1,488
1,275	8.500%, 09/15/22 (e)	1,068
	Chesapeake Energy Corp.,
3,655	4.875%, 04/15/22	3,372
680	5.375%, 06/15/21	653
680	5.750%, 03/15/23	665
2,642	6.125%, 02/15/21	2,655
7,450	6.625%, 08/15/20	7,673
2,000	6.875%, 11/15/20	2,055
2,214	Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875%, 02/01/21	2,419
828	Choice Hotels International, Inc., 5.750%, 07/01/22	907
	CHS/Community Health Systems, Inc.,
750	5.125%, 08/15/18	778
1,385	5.125%, 08/01/21	1,434
3,485	6.875%, 02/01/22	3,699
1,150	7.125%, 07/15/20	1,233
2,920	8.000%, 11/15/19	3,095
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	83
	Cimarex Energy Co.,
975	4.375%, 06/01/24	987
1,290	5.875%, 05/01/22	1,371
2,030	Cincinnati Bell, Inc., 8.375%, 10/15/20	2,157
	Cinemark USA, Inc.,
2,550	4.875%, 06/01/23	2,578
1,412	5.125%, 12/15/22	1,460
1,005	7.375%, 06/15/21	1,075
	CIT Group, Inc.,
1,149	4.250%, 08/15/17	1,169
2,161	5.000%, 05/15/17	2,237
2,573	5.000%, 08/15/22	2,650
5,640	5.250%, 03/15/18	5,846
4,902	5.375%, 05/15/20	5,190
8,475	5.500%, 02/15/19 (e)	8,867

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	29

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,580	6.625%, 04/01/18 (e)	2,767
1,500	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	1,585
1,908	CITGO Petroleum Corp., 6.250%,
	08/15/22 (e)	1,865
	Claire’s Stores, Inc.,
1,150	6.125%, 03/15/20 (e)	943
3,518	8.875%, 03/15/19	1,759
11,608	9.000%, 03/15/19 (e)	10,361
5,000	Clean Harbors, Inc., 5.250%, 08/01/20	5,150
	Clear Channel Worldwide Holdings, Inc.,
32,600	6.500%, 11/15/22	34,458
15,928	Series A, 7.625%, 03/15/20	16,763
	Clearwater Paper Corp.,
800	4.500%, 02/01/23	788
900	5.375%, 02/01/25 (e)	916
651	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	776
605	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 6.375%, 03/15/24	496
2,530	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	1,822
	CNH Industrial Capital LLC,
600	3.625%, 04/15/18	601
800	3.875%, 11/01/15	804
2,847	Coeur Mining, Inc., 7.875%, 02/01/21	2,406
3,900	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	3,910
	Commercial Metals Co.,
1,287	4.875%, 05/15/23	1,226
1,000	7.350%, 08/15/18	1,085
	CommScope, Inc.,
1,240	5.000%, 06/15/21 (e)	1,240
1,600	5.500%, 06/15/24 (e)	1,612
	Comstock Resources, Inc.,
516	7.750%, 04/01/19	248
996	9.500%, 06/15/20	498
1,500	10.000%, 03/15/20 (e)	1,470
	Concho Resources, Inc.,
593	5.500%, 04/01/23	601
2,475	6.500%, 01/15/22	2,605
1,855	CONSOL Energy, Inc., 5.875%, 04/15/22	1,702
34	Constar International, Inc., 11.000%, 12/31/17 (d) (i)	6
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	305
1,495	4.750%, 11/15/24	1,585

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
510	6.000%, 05/01/22	584
1,000	7.250%, 09/01/16	1,072
1,742	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	1,840
64	Continental Airlines 2004-ERJ1 Pass-Through Trust, Series RJ04, 9.558%, 09/01/19	71
1,175	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	1,319
1,344	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	1,425
	Corrections Corp. of America,
10,100	4.125%, 04/01/20	10,201
900	4.625%, 05/01/23	907
1,462	Cott Beverages, Inc., 6.750%, 01/01/20 (e)	1,531
	Covanta Holding Corp.,
240	5.875%, 03/01/24	248
577	6.375%, 10/01/22	613
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
349	6.000%, 12/15/20	358
1,030	6.125%, 03/01/22	1,064
1,409	6.250%, 04/01/23 (e)	1,472
770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	774
	Crown Castle International Corp.,
863	4.875%, 04/15/22	900
7,152	5.250%, 01/15/23	7,550
400	CSC Holdings LLC, 8.625%, 02/15/19	463
1,600	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22 (e)	1,456
433	CST Brands, Inc., 5.000%, 05/01/23	446
	Dana Holding Corp.,
3,000	5.375%, 09/15/21	3,120
4,250	6.000%, 09/15/23	4,516
1,059	6.750%, 02/15/21	1,118
4,795	Darling Ingredients, Inc., 5.375%, 01/15/22	4,879
	DaVita HealthCare Partners, Inc.,
5,930	5.000%, 05/01/25	5,919
1,490	5.125%, 07/15/24	1,516
1,275	5.750%, 08/15/22	1,355
1,188	Dean Foods Co., 6.500%, 03/15/23 (e)	1,224
44	Delta Air Lines 2009-1 Series B Pass-Through Trust, Series B, 9.750%, 12/17/16	49
415	Delta Air Lines 2012-1 Class A Pass-Through Trust, Series A, 4.750%, 05/07/20	448
493	Delta Air Lines 2012-1 Class B Pass-Through Trust, Series B, 6.875%, 05/07/19 (e)	546

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
9,033	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	9,654
	Denbury Resources, Inc.,
4,635	4.625%, 07/15/23	4,172
3,350	5.500%, 05/01/22	3,174
2,257	Diamondback Energy, Inc., 7.625%, 10/01/21	2,443
	DISH DBS Corp.,
9,800	5.875%, 07/15/22	9,874
3,215	5.875%, 11/15/24	3,167
17,079	6.750%, 06/01/21	18,084
3,925	7.125%, 02/01/16	4,062
13,495	7.875%, 09/01/19	15,232
	DJO Finance LLC/DJO Finance Corp.,
2,550	7.750%, 04/15/18	2,652
3,305	8.750%, 03/15/18	3,455
485	9.875%, 04/15/18	509
700	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	710
17,485	Dominion Resources, Inc., VAR, 5.750%, 10/01/54	18,626
1,424	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	1,339
2,469	DS Services of America, Inc., 10.000%, 09/01/21 (e)	2,901
953	DuPont Fabros Technology LP, 5.875%, 09/15/21	988
1,120	Dycom Investments, Inc., 7.125%, 01/15/21	1,173
	Dynegy, Inc.,
818	5.875%, 06/01/23	808
1,940	6.750%, 11/01/19 (e)	2,027
4,585	7.375%, 11/01/22 (e)	4,883
2,135	7.625%, 11/01/24 (e)	2,295
	E*TRADE Financial Corp.,
1,074	4.625%, 09/15/23	1,097
720	5.375%, 11/15/22	765
1,011	Eagle Spinco, Inc., 4.625%, 02/15/21	1,024
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	29
9,099	Embarq Corp., 7.995%, 06/01/36	10,737
185	Emdeon, Inc., 11.000%, 12/31/19	203
2,550	Endo Finance LLC, 5.750%, 01/15/22 (e)	2,582
250	Endo Finance LLC/Endo Finco, Inc., 7.000%, 12/15/20 (e)	263
1,770	Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.000%, 02/01/25 (e)	1,815

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Energy Transfer Equity LP,
6,102	5.875%, 01/15/24	6,407
1,055	7.500%, 10/15/20	1,187
670	EnerSys, 5.000%, 04/30/23 (e)	678
455	EnLink Midstream Partners LP/EnLink
	Midstream Finance Corp., 7.125%, 06/01/22	513
435	Entegris, Inc., 6.000%, 04/01/22 (e)	455
1,210	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	1,246
	EP Energy LLC/Everest Acquisition Finance, Inc.,
2,352	6.875%, 05/01/19	2,425
4,036	7.750%, 09/01/22	4,238
14,850	9.375%, 05/01/20	15,889
4,010	Epicor Software Corp., 8.625%, 05/01/19	4,190
	Equinix, Inc.,
1,320	4.875%, 04/01/20	1,363
1,324	5.375%, 01/01/22	1,374
438	5.750%, 01/01/25	461
6,325	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	6,072
1,756	Evolution Escrow Issuer LLC, 7.500%, 03/15/22 (e)	1,778
	EXCO Resources, Inc.,
92	7.500%, 09/15/18	65
1,229	8.500%, 04/15/22	734
920	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22	897
718	Family Tree Escrow LLC, 5.750%, 03/01/23 (e)	754
	FCA U.S. LLC/CG Co-Issuer, Inc.,
5,280	8.000%, 06/15/19	5,531
30,923	8.250%, 06/15/21	34,131
1,315	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	1,381
	First Data Corp.,
3,813	6.750%, 11/01/20 (e)	4,061
1,400	7.375%, 06/15/19 (e)	1,454
16,515	8.250%, 01/15/21 (e)	17,511
8,735	8.875%, 08/15/20 (e)	9,237
726	10.625%, 06/15/21	824
392	11.250%, 01/15/21	441
1,836	11.750%, 08/15/21	2,107
6,588	12.625%, 01/15/21	7,777
19,313	8.750% (Cash), 01/15/22 (e) (v)	20,665
5,500	Ford Motor Credit Co. LLC, 5.000%, 05/15/18	5,987

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	31

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Freescale Semiconductor, Inc.,
770	5.000%, 05/15/21 (e)	818
549	6.000%, 01/15/22 (e)	593
	Fresenius Medical Care US Finance II, Inc.,
860	4.125%, 10/15/20 (e)	875
515	4.750%, 10/15/24 (e)	538
3,378	5.625%, 07/31/19 (e)	3,690
2,577	5.875%, 01/31/22 (e)	2,822
	Fresenius Medical Care US Finance, Inc.,
1,850	5.750%, 02/15/21 (e)	2,021
400	6.500%, 09/15/18 (e)	448
	Frontier Communications Corp.,
1,855	8.500%, 04/15/20	2,055
2,294	8.750%, 04/15/22	2,512
3,356	9.250%, 07/01/21	3,813
350	FTI Consulting, Inc., 6.000%, 11/15/22	373
	Gannett Co., Inc.,
1,415	4.875%, 09/15/21 (e)	1,454
384	5.125%, 07/15/20	402
2,010	5.500%, 09/15/24 (e)	2,091
1,980	6.375%, 10/15/23	2,143
72	10.000%, 04/01/16	77
675	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	628
2,850	GCI, Inc., 6.750%, 06/01/21	2,907
5,100	General Cable Corp., 5.750%, 10/01/22	4,666
	General Motors Co.,
1,712	3.500%, 10/02/18	1,762
1,050	4.000%, 04/01/25	1,051
12,100	4.875%, 10/02/23	13,104
	General Motors Financial Co., Inc.,
3,796	3.250%, 05/15/18	3,882
205	4.250%, 05/15/23	212
1,050	4.750%, 08/15/17	1,108
	Genesis Energy LP/Genesis Energy Finance Corp.,
928	5.625%, 06/15/24	895
850	5.750%, 02/15/21	844
1,505	7.875%, 12/15/18	1,565
	GenOn Energy, Inc.,
1,000	7.875%, 06/15/17	1,003
1,000	9.500%, 10/15/18	1,037
3,848	9.875%, 10/15/20	3,967
	Geo Group, Inc. (The),
5,150	5.875%, 01/15/22	5,472
2,700	6.625%, 02/15/21	2,848

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
490	Global Partners LP/GLP Finance Corp., 6.250%, 07/15/22	483
1,500	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	1,560
2,434	Goodman Networks, Inc., 12.125%, 07/01/18	2,264
	Goodyear Tire & Rubber Co. (The),
2,505	6.500%, 03/01/21	2,650
5,787	7.000%, 05/15/22	6,337
4,325	8.250%, 08/15/20	4,563
3,179	8.750%, 08/15/20	3,823
762	Graphic Packaging International, Inc., 4.750%, 04/15/21	792
1,300	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	1,419
1,850	Gray Television, Inc., 7.500%, 10/01/20	1,966
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,519
755	Griffon Corp., 5.250%, 03/01/22	763
933	Guitar Center, Inc., 6.500%, 04/15/19 (e)	821
4,949	H&E Equipment Services, Inc., 7.000%, 09/01/22	5,184
	H.J. Heinz Co.,
8,114	4.250%, 10/15/20	8,317
2,635	4.875%, 02/15/25 (e)	2,877
	Halcon Resources Corp.,
6,350	8.875%, 05/15/21	4,959
1,505	9.250%, 02/15/22	1,166
774	9.750%, 07/15/20	635
525	Halyard Health, Inc., 6.250%, 10/15/22 (e)	554
2,100	Hanesbrands, Inc., 6.375%, 12/15/20	2,221
2,125	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	2,035
	Harland Clarke Holdings Corp.,
1,340	9.250%, 03/01/21 (e)	1,307
3,490	9.750%, 08/01/18 (e)	3,695
650	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	735
	HCA Holdings, Inc.,
770	6.250%, 02/15/21	841
14,610	7.750%, 05/15/21	15,559
	HCA, Inc.,
1,468	3.750%, 03/15/19	1,512
1,410	4.250%, 10/15/19	1,473
715	4.750%, 05/01/23	751
1,976	5.000%, 03/15/24	2,100

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,575	5.250%, 04/15/25	1,707
1,437	5.375%, 02/01/25	1,509
2,080	5.875%, 03/15/22	2,327
740	Series 1, 5.875%, 05/01/23	800
15,576	6.500%, 02/15/20	17,757
27,503	7.500%, 02/15/22	32,179
1,400	8.000%, 10/01/18	1,627
	HD Supply, Inc.,
4,090	5.250%, 12/15/21 (e)	4,243
1,652	7.500%, 07/15/20	1,772
1,425	Headwaters, Inc., 7.250%, 01/15/19	1,493
	HealthSouth Corp.,
1,671	5.750%, 11/01/24	1,763
2,989	7.750%, 09/15/22	3,153
3,276	Hecla Mining Co., 6.875%, 05/01/21	2,965
	Hertz Corp. (The),
5,276	5.875%, 10/15/20	5,368
1,000	6.250%, 10/15/22	1,035
9,252	7.375%, 01/15/21	9,738
1,000	7.500%, 10/15/18	1,039
	Hexion, Inc.,
16,393	6.625%, 04/15/20	15,327
1,600	8.875%, 02/01/18	1,426
985	10.000%, 04/15/20 (e)	1,020
	Hiland Partners LP/Hiland Partners Finance Corp.,
448	5.500%, 05/15/22 (e)	464
921	7.250%, 10/01/20 (e)	1,000
	Hilcorp Energy I LP/Hilcorp Finance Co.,
855	5.000%, 12/01/24 (e)	829
2,393	7.625%, 04/15/21 (e)	2,501
2,395	8.000%, 02/15/20 (e)	2,479
2,400	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	2,532
500	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	495
10,205	Hologic, Inc., 6.250%, 08/01/20	10,575
1,060	Horizon Pharma Financing, Inc., 6.625%, 05/01/23 (e)	1,077
151	Hospira, Inc., 5.200%, 08/12/20	172
2,000	Hughes Satellite Systems Corp., 6.500%, 06/15/19	2,195
	Huntsman International LLC,
7,100	4.875%, 11/15/20	7,171
2,606	5.125%, 11/15/22 (e)	2,634
803	8.625%, 03/15/21	851

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,940	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	4,088
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,470	4.875%, 03/15/19	2,517
2,684	5.875%, 02/01/22	2,774
1,360	IGATE Corp., 4.750%, 04/15/19	1,425
1,011	Igloo Holdings Corp., 8.250% (Cash), 12/15/17 (e) (v)	1,021
	iHeartCommunications, Inc.,
1,588	9.000%, 12/15/19	1,570
3,087	9.000%, 03/01/21	2,960
1,095	IHS, Inc., 5.000%, 11/01/22 (e)	1,095
6,778	ILFC E-Capital Trust I, VAR, 4.090%, 12/21/65 (e)	6,371
2,793	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	2,657
5,811	IMS Health, Inc., 6.000%, 11/01/20 (e)	6,043
4,837	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (Cash), 05/01/21 (e) (v)	4,849
	Infor U.S., Inc.,
2,477	6.500%, 05/15/22 (e)	2,545
2,360	11.500%, 07/15/18	2,552
1,040	Ingles Markets, Inc., 5.750%, 06/15/23	1,082
	International Lease Finance Corp.,
1,602	4.625%, 04/15/21	1,690
1,480	5.875%, 04/01/19	1,610
5,920	6.250%, 05/15/19	6,542
2,575	8.250%, 12/15/20	3,154
3,175	8.625%, 01/15/22	4,056
14,485	8.750%, 03/15/17	16,094
1,390	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	1,446
670	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	703
	Iron Mountain, Inc.,
1,530	5.750%, 08/15/24	1,584
551	7.750%, 10/01/19	584
107	8.375%, 08/15/21	111
	Isle of Capri Casinos, Inc.,
4,578	5.875%, 03/15/21 (e)	4,727
1,400	8.875%, 06/15/20	1,533
449	J.C. Penney Corp., Inc., 8.125%, 10/01/19	449
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	351
250	Jaguar Holding Co. I, 9.375% (Cash), 10/15/17 (e) (v)	256

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	33

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Jarden Corp.,
1,000	6.125%, 11/15/22	1,047
1,425	7.500%, 05/01/17	1,573
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,093
	JBS USA LLC/JBS USA Finance, Inc.,
4,448	5.875%, 07/15/24 (e)	4,481
8,784	7.250%, 06/01/21 (e)	9,251
2,701	8.250%, 02/01/20 (e)	2,863
975	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	965
2,190	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	1,883
	K. Hovnanian Enterprises, Inc.,
396	7.250%, 10/15/20 (e)	415
715	11.875%, 10/15/15 (i)	738
1,500	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,631
606	Kennedy-Wilson, Inc., 5.875%, 04/01/24	614
	Kinder Morgan, Inc.,
726	5.000%, 02/15/21 (e)	783
726	5.625%, 11/15/23 (e)	801
2,500	7.250%, 06/01/18	2,844
	Kindred Healthcare, Inc.,
2,550	8.000%, 01/15/20 (e)	2,751
2,850	8.750%, 01/15/23 (e)	3,171
7,350	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	7,910
4,000	KLX, Inc., 5.875%, 12/01/22 (e)	4,030
1,767	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	1,573
	L Brands, Inc.,
1,335	5.625%, 02/15/22	1,465
1,100	5.625%, 10/15/23	1,229
6,925	6.625%, 04/01/21	7,929
1,000	7.000%, 05/01/20	1,155
1,650	Landry’s, Inc., 9.375%, 05/01/20 (e)	1,765
900	Lear Corp., 5.250%, 01/15/25	919
	Lennar Corp.,
950	4.500%, 06/15/19	978
690	4.500%, 11/15/19	711
1,575	4.750%, 05/30/25	1,563
555	6.950%, 06/01/18	612
555	Series B, 12.250%, 06/01/17	662
1,841	Level 3 Communications, Inc., 5.750%, 12/01/22	1,888

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Level 3 Financing, Inc.,
5,501	5.125%, 05/01/23 (e)	5,481
5,449	5.375%, 05/01/25 (e)	5,442
401	5.625%, 02/01/23 (e)	411
2,124	6.125%, 01/15/21	2,249
4,140	7.000%, 06/01/20	4,435
13,963	8.125%, 07/01/19	14,675
1,420	8.625%, 07/15/20	1,541
1,180	Levi Strauss & Co., 5.000%, 05/01/25 (e)	1,179
870	Liberty Interactive LLC, 8.250%, 02/01/30	964
2,093	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	2,575
	LifePoint Hospitals, Inc.,
1,335	5.500%, 12/01/21	1,403
200	6.625%, 10/01/20	210
1,780	LIN Television Corp., 5.875%, 11/15/22 (e)	1,833
	Linn Energy LLC/Linn Energy Finance Corp.,
6,550	6.250%, 11/01/19	5,535
1,290	6.500%, 09/15/21	1,051
5,850	7.750%, 02/01/21	5,031
	Live Nation Entertainment, Inc.,
1,365	5.375%, 06/15/22 (e)	1,396
1,018	7.000%, 09/01/20 (e)	1,084
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	319
1,143	M/I Homes, Inc., 8.625%, 11/15/18	1,189
3,805	Magnachip Semiconductor Corp., 6.625%, 07/15/21	2,797
2,995	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	3,205
6,215	Marina District Finance Co., Inc., 9.875%, 08/15/18	6,479
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
585	4.500%, 07/15/23	587
4,089	4.875%, 12/01/24	4,230
5,200	5.500%, 02/15/23	5,421
367	6.250%, 06/15/22	388
325	6.500%, 08/15/21	341
564	6.750%, 11/01/20	589
1,237	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	1,225
	Masco Corp.,
1,312	4.450%, 04/01/25	1,355
261	5.950%, 03/15/22	294
56	7.125%, 03/15/20	65
1,968	MasTec, Inc., 4.875%, 03/15/23	1,860

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,783	Memorial Resource Development Corp., 5.875%, 07/01/22 (e)	1,729
	Mercer International, Inc.,
374	7.000%, 12/01/19	397
614	7.750%, 12/01/22	655
	Meritage Homes Corp.,
1,038	7.000%, 04/01/22	1,111
500	7.150%, 04/15/20	542
12,815	MetLife, Inc., 6.400%, 12/15/36	15,090
	MGM Resorts International,
3,225	5.250%, 03/31/20	3,290
5,025	6.000%, 03/15/23	5,204
500	6.625%, 12/15/21	535
3,625	6.750%, 10/01/20	3,901
4,120	7.625%, 01/15/17	4,428
21,334	7.750%, 03/15/22	23,947
10	8.625%, 02/01/19	12
1,350	11.375%, 03/01/18	1,623
	Micron Technology, Inc.,
4,741	5.250%, 08/01/23 (e)	4,758
968	5.250%, 01/15/24 (e)	958
689	5.500%, 02/01/25 (e)	686
847	5.625%, 01/15/26 (e)	836
3,772	5.875%, 02/15/22	3,965
2,230	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	2,319
	Momentive Performance Materials, Inc.,
1,350	3.880%, 10/24/21	1,208
1,350	8.875%, 10/15/20 (d) (i)	—	(h)
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d) (i)	—	(h)
11	7.750%, 03/15/36 (d) (i)	—	(h)
115	8.375%, 07/15/33 (d) (i)	—	(h)
2,136	MPG Holdco I, Inc., 7.375%, 10/15/22 (e)	2,275
3,145	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	3,302
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	840
558	MSCI, Inc., 5.250%, 11/15/24 (e)	580
1,275	MTR Gaming Group, Inc., 11.500%, 08/01/19	1,374
182	Murphy Oil USA, Inc., 6.000%, 08/15/23	195
778	Mustang Merger Corp., 8.500%, 08/15/21 (e)	789
1,345	National Financial Partners Corp., 9.000%, 07/15/21 (e)	1,379

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
272	6.500%, 07/01/21	265
259	6.500%, 06/01/22	252
1,504	7.875%, 10/01/20	1,549
421	9.625%, 05/01/19	450
	Navient Corp.,
357	7.250%, 01/25/22	378
2,908	8.000%, 03/25/20	3,239
1,266	Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125%, 11/15/21 (e)	1,294
	Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.,
1,755	7.375%, 01/15/22 (e)	1,615
275	8.125%, 02/15/19	235
2,245	Navios South American Logistics, Inc./Navios Logistics Finance US, Inc., 7.250%, 05/01/22 (e)	2,178
410	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	435
	NCR Corp.,
246	5.000%, 07/15/22	243
903	6.375%, 12/15/23	950
55	Neebo, Inc., 15.000%, 06/30/16 (e)	58
	Neiman Marcus Group Ltd. LLC,
1,497	8.000%, 10/15/21 (e)	1,606
2,400	8.750% (Cash), 10/15/21 (e) (v)	2,580
	Netflix, Inc.,
1,164	5.375%, 02/01/21	1,216
700	5.500%, 02/15/22 (e)	737
1,545	5.750%, 03/01/24	1,634
700	5.875%, 02/15/25 (e)	745
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
1,290	5.625%, 03/15/20 (e)	1,346
747	5.875%, 03/15/22 (e)	804
	New Albertsons, Inc.,
675	Series C, 6.625%, 06/01/28	580
200	7.450%, 08/01/29	195
580	8.000%, 05/01/31	574
579	8.700%, 05/01/30	598
	Newfield Exploration Co.,
1,000	5.375%, 01/01/26	1,040
1,204	5.625%, 07/01/24	1,276
2,100	5.750%, 01/30/22	2,226

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	35

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Nexstar Broadcasting, Inc.,
880	6.125%, 02/15/22 (e)	913
5,883	6.875%, 11/15/20	6,236
	NGL Energy Partners LP/NGL Energy Finance Corp.,
445	5.125%, 07/15/19	437
750	6.875%, 10/15/21	790
6,794	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	6,831
4,944	NII Capital Corp., 7.625%, 04/01/21 (d)	1,489
2,990	Northwest Airlines 2007-1 Class A Pass-Through Trust, Series 07-1, 7.027%, 11/01/19	3,438
	NRG Energy, Inc.,
600	6.250%, 07/15/22	622
1,275	6.250%, 05/01/24	1,304
3,766	6.625%, 03/15/23	3,964
5,245	7.625%, 01/15/18	5,809
2,236	7.875%, 05/15/21	2,389
1,000	8.250%, 09/01/20	1,055
1,337	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	1,350
900	NWH Escrow Corp., 7.500%, 08/01/21 (e)	848
1,100	Oasis Petroleum, Inc., 6.875%, 03/15/22	1,119
758	Ocean Rig UDW, Inc., 7.250%, 04/01/19 (e)	510
1,325	Olin Corp., 5.500%, 08/15/22	1,365
	Omnicare, Inc.,
425	4.750%, 12/01/22	464
585	5.000%, 12/01/24	638
473	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	495
672	Orbital ATK, Inc., 5.250%, 10/01/21 (e)	695
544	Oshkosh Corp., 5.375%, 03/01/25 (e)	564
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
748	5.250%, 02/15/22	774
880	5.625%, 02/15/24	916
650	5.875%, 03/15/25	694
	Owens-Brockway Glass Container, Inc.,
810	5.000%, 01/15/22 (e)	831
545	5.375%, 01/15/25 (e)	564
3,250	PAETEC Holding Corp., 9.875%, 12/01/18	3,420
683	Par Pharmaceutical Cos., Inc., 7.375%, 10/15/20	730
	Parker Drilling Co.,
755	6.750%, 07/15/22	638

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
660	7.500%, 08/01/20	589
6,455	Party City Holdings, Inc., 8.875%, 08/01/20	6,979
	Peabody Energy Corp.,
5,771	6.250%, 11/15/21	3,463
3,650	10.000%, 03/15/22 (e)	3,084
	Penn Virginia Corp.,
500	7.250%, 04/15/19	467
1,100	8.500%, 05/01/20	1,073
196	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., 6.500%, 05/15/21	209
370	Penske Automotive Group, Inc., 5.750%, 10/01/22	388
2,500	Petco Animal Supplies, Inc., 9.250%, 12/01/18 (e)	2,628
1,623	PHI, Inc., 5.250%, 03/15/19	1,566
1,096	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	1,123
2,850	Pinnacle Entertainment, Inc., 6.375%, 08/01/21	3,028
408	Pioneer Energy Services Corp., 6.125%, 03/15/22	312
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	481
231	7.500%, 01/15/20	276
1,385	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	1,465
1,241	Platform Specialty Products Corp., 6.500%, 02/01/22 (e)	1,297
2,783	Polymer Group, Inc., 7.750%, 02/01/19	2,873
	PolyOne Corp.,
2,568	5.250%, 03/15/23	2,677
2,648	7.375%, 09/15/20	2,787
	Post Holdings, Inc.,
2,200	6.000%, 12/15/22 (e)	2,145
2,761	6.750%, 12/01/21 (e)	2,793
11,600	7.375%, 02/15/22	12,035
9,206	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	8,519
	Prestige Brands, Inc.,
1,725	5.375%, 12/15/21 (e)	1,747
136	8.125%, 02/01/20	146
865	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	831
3,000	Project Homestake Merger Corp., 8.875%, 03/01/23 (e)	3,034
	Prudential Financial, Inc.,
7,920	VAR, 5.200%, 03/15/44	8,138

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
23,245	VAR, 5.625%, 06/15/43	24,814
20,685	VAR, 5.875%, 09/15/42	22,443
	QEP Resources, Inc.,
2,269	5.250%, 05/01/23	2,275
3,625	5.375%, 10/01/22	3,670
1,871	6.875%, 03/01/21	1,997
1,000	Quad/Graphics, Inc., 7.000%, 05/01/22	963
	Qwest Capital Funding, Inc.,
239	6.875%, 07/15/28	246
2,527	7.750%, 02/15/31	2,653
375	Qwest Corp., 7.250%, 09/15/25	435
	R.R. Donnelley & Sons Co.,
765	7.000%, 02/15/22	846
665	7.875%, 03/15/21	763
1,266	Radio Systems Corp., 8.375%, 11/01/19 (e)	1,366
	Rain CII Carbon LLC/CII Carbon Corp.,
1,490	8.000%, 12/01/18 (e)	1,385
1,456	8.250%, 01/15/21 (e)	1,347
	Range Resources Corp.,
569	5.000%, 08/15/22	578
2,427	5.000%, 03/15/23	2,463
10	6.750%, 08/01/20	10
1,244	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	1,333
123	Real Mex Restaurants, Inc., 7.000%, 03/21/16 (i)	123
4,015	Realogy Group LLC, 7.625%, 01/15/20 (e)	4,276
1,500	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.250%, 12/01/21 (e)	1,534
	Regal Entertainment Group,
5,484	5.750%, 03/15/22	5,635
1,200	5.750%, 06/15/23	1,218
315	5.750%, 02/01/25	314
	Regency Energy Partners LP/Regency Energy Finance Corp.,
292	4.500%, 11/01/23	300
696	5.000%, 10/01/22	746
2,245	5.500%, 04/15/23	2,374
1,043	5.875%, 03/01/22	1,166
1,145	6.500%, 07/15/21	1,214
	Reliance Holding USA, Inc.,
7,630	Reg. S, 5.400%, 02/14/22	8,398
1,382	Reg. S, 6.250%, 10/19/40	1,570
415	Resolute Forest Products, Inc., 5.875%, 05/15/23	400

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
600	Revlon Consumer Products Corp., 5.750%, 02/15/21	600
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
10,235	5.750%, 10/15/20	10,696
3,950	6.875%, 02/15/21	4,150
2,630	7.125%, 04/15/19	2,725
1,950	8.250%, 02/15/21	2,074
7,775	9.000%, 04/15/19	8,144
6,285	9.875%, 08/15/19	6,698
	RHP Hotel Properties LP/RHP Finance Corp.,
3,460	5.000%, 04/15/21	3,516
2,038	5.000%, 04/15/23 (e)	2,069
1,125	Rice Energy, Inc., 7.250%, 05/01/23 (e)	1,170
	Rite Aid Corp.,
6,702	6.125%, 04/01/23 (e)	6,945
910	6.750%, 06/15/21	964
2,380	8.000%, 08/15/20	2,512
1,600	9.250%, 03/15/20	1,768
656	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	689
878	RJS Power Holdings LLC, 5.125%, 07/15/19 (e)	863
1,500	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	1,564
656	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 07/15/22	656
	Rosetta Resources, Inc.,
2,180	5.625%, 05/01/21	2,183
2,644	5.875%, 06/01/22	2,637
1,471	5.875%, 06/01/24	1,460
554	RSP Permian, Inc., 6.625%, 10/01/22 (e)	575
775	Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	789
182	Sabine Oil & Gas Corp., 9.750%, 02/15/17	29
	Sabine Pass Liquefaction LLC,
3,337	5.625%, 02/01/21	3,413
9,629	5.625%, 04/15/23	9,725
1,453	5.625%, 03/01/25 (e)	1,461
975	5.750%, 05/15/24	985
2,013	6.250%, 03/15/22	2,114
4,237	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	4,322
425	Salix Pharmaceuticals Ltd., 6.500%, 01/15/21 (e)	482

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	37

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Sally Holdings LLC/Sally Capital, Inc.,
500	5.500%, 11/01/23	529
3,000	5.750%, 06/01/22	3,187
1,500	6.875%, 11/15/19	1,586
	SandRidge Energy, Inc.,
5,885	7.500%, 03/15/21	4,046
1,750	8.125%, 10/15/22	1,190
1,541	SBA Communications Corp., 4.875%, 07/15/22 (e)	1,524
2,991	SBA Telecommunications, Inc., 5.750%, 07/15/20	3,133
	Scientific Games International, Inc.,
665	7.000%, 01/01/22 (e)	693
3,565	10.000%, 12/01/22 (e)	3,307
	Sealed Air Corp.,
800	4.875%, 12/01/22 (e)	822
800	5.125%, 12/01/24 (e)	834
433	5.250%, 04/01/23 (e)	452
600	6.500%, 12/01/20 (e)	668
7,904	8.375%, 09/15/21 (e)	8,912
562	SemGroup Corp., 7.500%, 06/15/21	590
2,130	Seminole Hard Rock Entertainment, Inc./ Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	2,151
14,692	Serta Simmons Holdings LLC, 8.125%, 10/01/20 (e)	15,574
	Service Corp. International,
3,041	5.375%, 01/15/22	3,223
408	5.375%, 05/15/24	434
680	6.750%, 04/01/16	707
2,735	7.500%, 04/01/27	3,200
700	7.625%, 10/01/18	808
1,240	8.000%, 11/15/21	1,476
850	SESI LLC, 7.125%, 12/15/21	884
750	Seventy Seven Energy, Inc., 6.500%, 07/15/22	429
600	Seventy Seven Operating LLC, 6.625%, 11/15/19	477
408	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/19 (e)	445
1,335	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	1,505
910	Signode Industrial Group Lux S.A./Signode Industrial Group US, Inc., 6.375%, 05/01/22 (e)	910
	Sinclair Television Group, Inc.,
7,429	5.375%, 04/01/21	7,524

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,640	5.625%, 08/01/24 (e)	1,669
3,230	6.125%, 10/01/22	3,407
	Sirius XM Radio, Inc.,
5,255	4.250%, 05/15/20 (e)	5,229
787	4.625%, 05/15/23 (e)	763
781	5.375%, 04/15/25 (e)	785
4,200	5.750%, 08/01/21 (e)	4,368
1,280	5.875%, 10/01/20 (e)	1,336
7,126	6.000%, 07/15/24 (e)	7,393
	SITEL LLC/Sitel Finance Corp.,
666	11.000%, 08/01/17 (e)	688
805	11.500%, 04/01/18	724
1,230	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	1,270
	SM Energy Co.,
1,760	5.000%, 01/15/24	1,729
3,617	6.500%, 11/15/21	3,762
2,600	6.500%, 01/01/23	2,730
2,193	6.625%, 02/15/19	2,264
	Smithfield Foods, Inc.,
2,625	5.250%, 08/01/18 (e)	2,691
5,530	5.875%, 08/01/21 (e)	5,806
4,075	6.625%, 08/15/22	4,391
407	7.750%, 07/01/17	452
1,950	Southern Copper Corp., 5.875%, 04/23/45	1,917
	Spectrum Brands, Inc.,
1,382	6.125%, 12/15/24 (e)	1,465
2,700	6.375%, 11/15/20	2,862
3,333	6.625%, 11/15/22	3,566
4,375	6.750%, 03/15/20	4,605
1,075	Speedway Motorsports, Inc., 5.125%, 02/01/23 (e)	1,084
450	Spirit AeroSystems, Inc., 5.250%, 03/15/22	469
	Sprint Capital Corp.,
2,321	6.875%, 11/15/28	2,101
476	6.900%, 05/01/19	490
21,355	8.750%, 03/15/32	21,889
	Sprint Communications, Inc.,
1,115	6.000%, 12/01/16	1,163
2,727	6.000%, 11/15/22	2,577
3,750	7.000%, 03/01/20 (e)	4,148
3,715	7.000%, 08/15/20	3,771
15,195	9.000%, 11/15/18 (e)	17,289
305	11.500%, 11/15/21	371

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Sprint Corp.,
1,188	7.125%, 06/15/24	1,142
15,098	7.250%, 09/15/21	15,154
3,153	7.625%, 02/15/25	3,101
20,256	7.875%, 09/15/23	20,332
	Standard Pacific Corp.,
626	5.875%, 11/15/24	649
1,275	8.375%, 01/15/21	1,492
319	10.750%, 09/15/16	355
2,025	Station Casinos LLC, 7.500%, 03/01/21	2,182
	Steel Dynamics, Inc.,
1,125	5.125%, 10/01/21 (e)	1,150
615	5.250%, 04/15/23	629
980	5.500%, 10/01/24 (e)	1,012
980	6.375%, 08/15/22	1,051
1,623	Stone Energy Corp., 7.500%, 11/15/22	1,493
	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
650	5.500%, 06/01/24	668
114	7.375%, 08/01/21	122
510	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	487
391	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21	407
600	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.375%, 02/01/20 (e)	616
	SunGard Data Systems, Inc.,
994	6.625%, 11/01/19	1,036
1,349	7.375%, 11/15/18	1,403
2,962	7.625%, 11/15/20	3,133
2,320	Sunoco LP/Sunoco Finance Corp., 6.375%, 04/01/23 (e)	2,413
2,397	SUPERVALU, Inc., 7.750%, 11/15/22	2,577
1,005	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	864
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
1,222	5.000%, 01/15/18 (e)	1,268
850	5.250%, 05/01/23	867
1,500	6.375%, 08/01/22	1,582
655	6.875%, 02/01/21	688
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
1,329	5.875%, 04/15/23 (e)	1,354

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
277	7.750%, 04/15/20 (e)	293
	Teleflex, Inc.,
875	5.250%, 06/15/24	884
700	6.875%, 06/01/19	725
1,575	Tempur Sealy International, Inc., 6.875%, 12/15/20	1,677
	Tenet Healthcare Corp.,
785	4.375%, 10/01/21	775
1,021	4.500%, 04/01/21	1,017
13,750	4.750%, 06/01/20	13,956
1,134	5.000%, 03/01/19 (e)	1,127
2,995	5.500%, 03/01/19 (e)	3,014
4,629	6.000%, 10/01/20	4,942
510	6.250%, 11/01/18	552
6,790	6.750%, 02/01/20	7,113
10,318	8.000%, 08/01/20	10,795
8,375	8.125%, 04/01/22	9,139
1,022	Tenneco, Inc., 5.375%, 12/15/24	1,071
	Terex Corp.,
8,235	6.000%, 05/15/21	8,359
2,200	6.500%, 04/01/20	2,299
902	TerraForm Power Operating LLC, 5.875%, 02/01/23 (e)	940
480	Tesoro Corp., 5.125%, 04/01/24	492
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
893	5.500%, 10/15/19 (e)	944
5,079	5.875%, 10/01/20	5,282
4,975	6.125%, 10/15/21	5,211
1,557	6.250%, 10/15/22 (e)	1,653
1,324	Time Warner Cable, Inc., 7.300%, 07/01/38	1,467
	T-Mobile USA, Inc.,
595	5.250%, 09/01/18	616
930	6.000%, 03/01/23	948
1,495	6.125%, 01/15/22	1,542
1,296	6.250%, 04/01/21	1,354
930	6.375%, 03/01/25	955
405	6.464%, 04/28/19	418
1,360	6.500%, 01/15/24	1,420
1,571	6.625%, 11/15/20	1,640
1,700	6.625%, 04/01/23	1,765
9,694	6.633%, 04/28/21	10,227
12,060	6.731%, 04/28/22	12,708
1,602	6.836%, 04/28/23	1,694
435	Toll Brothers Finance Corp., 6.750%, 11/01/19	494

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	39

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,635	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17	1,719
	TransDigm, Inc.,
480	5.500%, 10/15/20	472
2,061	6.000%, 07/15/22	2,074
971	6.500%, 07/15/24	985
3,340	Tutor Perini Corp., 7.625%, 11/01/18	3,465
3,343	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	3,502
1,240	U.S. Concrete, Inc., 8.500%, 12/01/18	1,321
603	UAL Pass-Through Trust, Series 071A, 6.636%, 07/02/22	651
2,100	UCI International, Inc., 8.625%, 02/15/19	1,879
1,433	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	1,476
4,880	Unit Corp., 6.625%, 05/15/21	4,685
	United Rentals North America, Inc.,
2,764	4.625%, 07/15/23	2,802
2,596	5.500%, 07/15/25	2,630
2,105	5.750%, 11/15/24	2,163
4,228	6.125%, 06/15/23	4,432
1,435	7.375%, 05/15/20	1,548
9,777	7.625%, 04/15/22	10,779
3,115	8.250%, 02/01/21	3,360
5,787	United Surgical Partners International, Inc., 9.000%, 04/01/20	6,214
	Universal Health Services, Inc.,
288	3.750%, 08/01/19 (e)	294
420	4.750%, 08/01/22 (e)	441
	Univision Communications, Inc.,
3,175	5.125%, 05/15/23 (e)	3,211
4,033	6.750%, 09/15/22 (e)	4,331
750	8.500%, 05/15/21 (e)	804
	USG Corp.,
836	5.500%, 03/01/25 (e)	878
37	7.875%, 03/30/20 (e)	40
1,671	USI, Inc., 7.750%, 01/15/21 (e)	1,713
1,456	Vail Resorts, Inc., 6.500%, 05/01/19	1,503
418	VeriSign, Inc., 5.250%, 04/01/25 (e)	432
793	Verso Paper Holdings LLC/Verso Paper, Inc., 11.750%, 01/15/19	696
1,716	Viasystems, Inc., 7.875%, 05/01/19 (e)	1,806
13,110	Voya Financial, Inc., VAR, 5.650%, 05/15/53	13,733
	Vulcan Materials Co.,
1,640	4.500%, 04/01/25	1,664
5,080	7.500%, 06/15/21	6,022

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,380	VWR Funding, Inc., 7.250%, 09/15/17	1,442
1,567	W&T Offshore, Inc., 8.500%, 06/15/19	1,120
	W.R. Grace & Co.-Conn,
938	5.125%, 10/01/21 (e)	978
312	5.625%, 10/01/24 (e)	335
1,643	WCI Communities, Inc., 6.875%, 08/15/21	1,692
495	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	506
2,316	West Corp., 5.375%, 07/15/22 (e)	2,232
1,071	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23 (e)	1,114
353	Western Refining, Inc., 6.250%, 04/01/21	357
	Whiting Petroleum Corp.,
1,750	5.000%, 03/15/19	1,746
7,600	5.750%, 03/15/21	7,709
750	6.250%, 04/01/23 (e)	774
	Williams Partners LP/ACMP Finance Corp.,
6,415	4.875%, 05/15/23	6,509
7,443	6.125%, 07/15/22	8,001
	Windstream Corp.,
155	6.375%, 08/01/23	137
444	7.500%, 06/01/22	423
845	7.500%, 04/01/23	801
4,018	7.750%, 10/15/20	4,128
20,137	7.750%, 10/01/21	19,784
700	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	758
	WMG Acquisition Corp.,
3,360	6.000%, 01/15/21 (e)	3,452
2,708	6.750%, 04/15/22 (e)	2,573
700	Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.750%, 12/15/21 (e)	668
	WPX Energy, Inc.,
394	5.250%, 01/15/17	406
2,423	5.250%, 09/15/24	2,235
6,585	6.000%, 01/15/22	6,456
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
500	5.375%, 03/15/22	509
8,255	5.500%, 03/01/25 (e)	8,286
	Zayo Group LLC/Zayo Capital, Inc.,
7,850	6.000%, 04/01/23 (e)	7,877
1,514	10.125%, 07/01/20	1,718
8,385	Zebra Technologies Corp., 7.250%, 10/15/22 (e)	9,056
	ZF North America Capital, Inc.,
1,936	4.000%, 04/29/20 (e)	1,948

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
5,560	4.500%, 04/29/22 (e)	5,550
2,128	4.750%, 04/29/25 (e)	2,133

		2,565,957

	Venezuela — 0.2%
	Petroleos de Venezuela S.A.,
12,330	5.375%, 04/12/27	4,933
6,000	Reg. S, 5.250%, 04/12/17	3,510
25,836	Petróleos de Venezuela S.A., 6.000%, 11/15/26	10,678

		19,121

	Total Corporate Bonds (Cost $3,402,849)	3,412,568

Foreign Government Securities — 5.3%
	Argentina — 0.1%
	Provincia de Buenos Aires,
2,332	Reg. S, 9.625%, 04/18/28 (m)	2,332
5,399	Reg. S, 10.875%, 01/26/21 (m)	5,615
479	Reg. S, 11.750%, 10/05/15 (m)	480
3,710	Republic of Argentina, 7.000%, 10/03/15 (m)	3,640

		12,067

	Aruba — 0.0% (g)
5,290	Government of Aruba, 4.625%, 09/14/23 (e) (m)	5,283

	Bahrain — 0.0% (g)
4,160	Kingdom of Bahrain, 6.000%, 09/19/44 (e) (m)	4,071

	Brazil — 0.3%
10,805	Citigroup, Inc., CLN, Reg. S, 0.000%, 01/03/17 (linked to Federative Republic of Brazil, 0.000%, 01/01/17; credit rating BBB) (i)	5,926
	Federative Republic of Brazil,
2,280	4.250%, 01/07/25 (m)	2,251
3,000	4.875%, 01/22/21 (m)	3,195
9,062	5.000%, 01/27/45 (m)	8,450
3,520	7.125%, 01/20/37 (m)	4,215
7,640	11.000%, 08/17/40 (m)	7,860

		31,897

	Colombia — 0.0% (g)
1,550	Republic of Colombia, 5.000%, 06/15/45 (m)	1,566

	Costa Rica — 0.2%
	Instituto Costarricense de Electricidad,
520	6.375%, 05/15/43 (e)	448

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Costa Rica — continued
1,870	Reg. S, 6.950%, 11/10/21	1,996
	Republic of Costa Rica,
4,570	7.000%, 04/04/44 (e) (m)	4,696
5,120	7.158%, 03/12/45 (e) (m)	5,312
2,200	Reg. S, 4.250%, 01/26/23 (m)	2,090
9,090	Reg. S, 9.995%, 08/01/20 (m)	11,533

		26,075

	Croatia — 0.1%
	Republic of Croatia,
5,990	Reg. S, 6.000%, 01/26/24 (m)	6,529
4,690	Reg. S, 6.750%, 11/05/19 (m)	5,200

		11,729

	Dominican Republic — 0.3%
	Government of Dominican Republic,
2,330	5.500%, 01/27/25 (e)	2,412
4,200	6.850%, 01/27/45 (e) (m)	4,389
4,255	7.450%, 04/30/44 (e) (m)	4,787
1,577	9.040%, 01/23/18 (e) (m)	1,707
2,200	Reg. S, 5.875%, 04/18/24 (m)	2,321
7,690	Reg. S, 7.500%, 05/06/21 (m)	8,622
8,280	Reg. S, 9.040%, 01/23/18 (m)	8,964

		33,202

	Ecuador — 0.0% (g)
	Republic of Ecuador,
950	10.500%, 03/24/20 (e) (m)	1,026
1,050	Reg. S, 7.950%, 06/20/24 (m)	1,024

		2,050

	El Salvador — 0.1%
	Republic of El Salvador,
9,190	Reg. S, 7.750%, 01/24/23 (m)	10,316

	Ethiopia — 0.0% (g)
2,900	Federal Democratic Republic of Ethiopia, 6.625%, 12/11/24 (e) (m)	2,915

	Ghana — 0.0% (g)
3,550	Republic of Ghana, Reg. S, 8.500%, 10/04/17 (m)	3,683

	Honduras — 0.1%
	Republic of Honduras,
8,140	8.750%, 12/16/20 (e) (m)	9,341

	Hungary — 0.4%
	Republic of Hungary,
15,930	5.375%, 03/25/24 (m)	17,742

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Hungary — continued
7,390	5.750%, 11/22/23 (m)	8,480
4,914	6.375%, 03/29/21 (m)	5,749
3,400	7.625%, 03/29/41	4,888
11,722	7.625%, 03/29/41 (m)	16,689

		53,548

	Indonesia — 0.4%
	Republic of Indonesia,
2,000	4.125%, 01/15/25 (e) (m)	2,037
1,987	5.125%, 01/15/45 (e) (m)	2,042
8,250	5.875%, 01/15/24 (e) (m)	9,467
8,550	6.750%, 01/15/44 (e) (m)	10,816
14,842	Reg. S, 11.625%, 03/04/19 (m)	19,777

		44,139

	Iraq — 0.1%
20,635	Republic of Iraq, Reg. S, 5.800%, 01/15/28 (m)	17,720

	Italy — 0.3%
	Republic of Italy,
EUR 1,000	4.250%, 03/01/20 (m)	1,315
EUR 7,400	4.500%, 05/01/23 (m)	10,380
EUR 2,300	Reg. S, 4.750%, 08/01/23 (e) (m)	3,274
EUR 12,200	Reg. S, 4.750%, 09/01/28 (e) (m)	18,327

		33,296

	Ivory Coast — 0.1%
5,750	Republic of Ivory Coast, 6.375%, 03/03/28 (e) (m)	5,779

	Jamaica — 0.1%
	Government of Jamaica,
6,240	8.000%, 06/24/19 (m)	6,902

	Kenya — 0.1%
750	Citigroup, Inc., CLN, 0.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/01/32; credit rating B) (i)	652
4,580	Republic of Kenya, Reg. S, 6.875%, 06/24/24 (m)	4,821

		5,473

	Lebanon — 0.1%
6,800	Lebanon Government International Bond, 6.600%, 11/27/26 (m)	7,021

	Mexico — 0.0% (g)
3,850	United Mexican States, 4.600%, 01/23/46 (m)	3,840

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Morocco — 0.0% (g)
4,250	Kingdom of Morocco, Reg. S, 4.250%, 12/11/22 (m)	4,346

	Pakistan — 0.1%
4,500	Pakistan Government International Bond, 6.750%, 12/03/19 (m)	4,663
	Republic of Pakistan,
10,820	8.250%, 04/15/24 (e) (m)	11,780
400	Reg. S, 6.875%, 06/01/17 (m)	416

		16,859

	Panama — 0.1%
	Republic of Panama,
4,500	3.750%, 03/16/25 (m)	4,556
2,450	4.300%, 04/29/53 (m)	2,315
2,150	6.700%, 01/26/36 (m)	2,779

		9,650

	Philippines — 0.2%
	Republic of the Philippines,
7,030	5.500%, 03/30/26 (m)	8,612
600	7.500%, 09/25/24 (m)	805
8,130	10.625%, 03/16/25 (m)	13,231

		22,648

	Portugal — 0.2%
	Portugal Obrigacoes do Tesouro OT,
EUR 1,700	5.250%, 09/28/17	2,209
EUR 10,882	Reg. S, 4.750%, 06/14/19 (e) (m)	14,222
EUR 3,600	Reg. S, 5.650%, 02/15/24 (e) (m)	5,263

		21,694

	Romania — 0.2%
	Republic of Romania,
15,430	6.750%, 02/07/22 (e) (m)	18,497
9,660	Reg. S, 6.125%, 01/22/44 (m)	12,002

		30,499

	Russia — 0.4%
	Russian Federation,
5,400	Reg. S,3.500%, 01/16/19 (m)	5,278
16,600	Reg. S, 4.875%, 09/16/23 (m)	16,185
7,800	Reg. S, 5.875%, 09/16/43 (m)	7,664
8,390	Reg. S, 12.750%, 06/24/28 (m)	13,193
8,306	Reg. S, SUB, 7.500%, 03/31/30 (m)	9,710

		52,030

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Serbia — 0.1%
15,230	Republic of Serbia, Reg. S, 7.250%,
	09/28/21 (m)	17,438

	Slovenia — 0.1%
	Republic of Slovenia,
8,570	Reg. S, 5.250%, 02/18/24 (m)	9,834
4,270	Reg. S, 5.850%, 05/10/23 (m)	5,054

		14,888

	South Africa — 0.2%
	Republic of South Africa,
2,000	5.875%, 05/30/22	2,255
18,310	5.875%, 09/16/25 (m)	20,896
3,000	South Africa Government International Bond, 5.875%, 05/30/22 (m)	3,383

		26,534

	Spain — 0.2%
	Kingdom of Spain,
EUR 4,250	4.850%, 10/31/20 (m)	5,818
EUR 1,600	4.800%, 01/31/24 (e) (m)	2,306
EUR 13,050	Reg. S, 5.400%, 01/31/23 (e) (m)	19,203

		27,327

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
8,750	Reg. S, 5.875%, 07/25/22 (m)	8,877
5,150	Reg. S, 6.250%, 10/04/20 (m)	5,337

		14,214

	Turkey — 0.4%
	Republic of Turkey,
1,677	4.250%, 04/14/26 (m)	1,630
2,400	5.750%, 03/22/24 (m)	2,637
12,390	6.000%, 01/14/41 (m)	13,768
12,810	6.250%, 09/26/22 (m)	14,443
15,560	7.375%, 02/05/25 (m)	19,042

		51,520

	Ukraine — 0.0% (g)
3,640	Republic of Ukraine, Reg. S, 7.800%, 11/28/22 (m)	1,656

	Uruguay — 0.1%
	Republic of Uruguay,
5,960	5.100%, 06/18/50 (m)	6,079
1,280	7.625%, 03/21/36 (m)	1,786
1,230	8.000%, 11/18/22 (m)	1,605

		9,470

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Venezuela — 0.1%
	Republic of Venezuela,
10,570	7.650%, 04/21/25	4,545
6,270	Reg. S, 6.000%, 12/09/20 (m)	2,681
8,020	Reg. S, 9.000%, 05/07/23 (m)	3,669
5,950	Venezuela Government International Bond, 7.650%, 04/21/25 (m)	2,558

		13,453

	Vietnam — 0.0% (g)
590	Republic of Vietnam, 4.800%, 11/19/24 (e) (m)	616

	Zambia — 0.0% (g)
4,590	Republic of Zambia, 8.500%, 04/14/24 (e) (m)	4,957

	Total Foreign Government Securities (Cost $665,407)	671,712

Loan Assignments — 0.8%
	Bermuda — 0.0% (g)
842	Floatel International Ltd., 1st Lien Term Loan B, VAR, 6.000%, 06/27/20	618

	Canada — 0.0% (g)
306	MEG Energy Corp., New Term Loan B, VAR, 3.750%, 03/31/20	301

	Cayman Islands — 0.0% (g)
660	Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	447

	Luxembourg — 0.0% (g)
1,700	Delta 2 Lux Sarl, 2nd Lien Term Loan, VAR, 7.750%, 07/29/22	1,702

	Singapore — 0.0% (g)
873	Avago Technologies Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	877

	United Kingdom — 0.0% (g)
73	Ceva Group plc, Synthetic Letter of Credit, Term Loan, VAR, 0.175%, 03/19/21	68
76	Ceva Intercompany, Dutch B.V. Term Loan, VAR, 6.500%, 03/19/21	72
13	Ceva Logistics Holdings, Inc., Canadian Term Loan, VAR, 6.500%, 03/19/21	12
105	Ceva Logistics Holdings, Inc., Term Loan B, VAR, 6.500%, 03/19/21	99

		251

	United States — 0.8%
1,830	Albertsons LLC, Term Loan B-4, VAR, 5.500%, 08/25/21	1,849

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	43

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
185	Alon USA Partners LP, New Term Loan B, VAR, 9.250%, 11/26/18	184
1,062	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	1,078
548	American Casino & Entertainment Properties LLC, Term Loan, VAR, 4.500%, 07/03/19	549
898	Avaya, Inc., 1st Lien Term Loan B-3, VAR, 4.681%, 10/26/17	893
390	Avaya, Inc., Term Loan B-6, VAR, 6.500%, 03/31/18	390
888	Axalta Coating Systems U.S. Holdings, Inc., Term Loan B, VAR, 3.750%, 02/01/20	890
377	AZ Chemical U.S., Inc., 2nd Lien Term Loan, VAR, 7.500%, 06/10/22	374
301	Carestream Health, Inc., 1st Lien Term Loan, VAR, 5.103%, 06/07/19	304
628	CDW LLC, Term Loan, VAR, 3.250%, 04/29/20	628
1,455	Chrysler Group LLC, New Term Loan B, VAR, 3.500%, 05/24/17	1,456
3,193	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	3,195
557	Cincinnati Bell, Inc., Term Loan Tranche B, VAR, 4.000%, 09/10/20	558
1,500	Cumulus Media Holdings, Inc., Term Loan, VAR, 4.250%, 12/23/20 ^	1,481
2,055	Dell International LLC, USD Term Loan B, VAR, 4.500%, 04/29/20	2,063
1,262	Delta Air Lines, Inc., Term Loan B-1, VAR, 3.250%, 10/18/18	1,262
1,670	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	1,679
814	Drillships Ocean Ventures, Inc., 1st Lien Term Loan B, VAR, 5.500%, 07/25/21	703
168	Ducommun, Inc., Term Loan B, VAR, 4.750%, 06/28/17	168
640	Energy Future Intermediate Holdings Co. LLC., 1st Lien Term Loan, VAR, 4.250%, 06/19/16	643
191	Entercom Radio LLC, Term Loan B-2, VAR, 4.000%, 11/23/18	191
815	FGI Operating Co. LLC, 1st Lien Term Loan B, VAR, 5.500%, 04/19/19	795
1,510	Fieldwood Energy LLC, 2nd Lien Term Loan, VAR, 8.375%, 09/30/20	1,170
2,260	First Data Corp., 2018 Dollar Term Loan, VAR, 3.682%, 03/23/18	2,264
848	FMG Resources Pty, Ltd. (Fortescue Metals Group), Term Loan, VAR, 3.750%, 06/30/19	765

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
113	Fram Group Holdings, Inc., 1st Lien Term Loan, VAR, 6.500%, 07/29/17	111
671	Freescale Semiconductor, Inc., 7 Years Term Loan B-4, VAR, 4.250%, 02/28/20	674
591	Freescale Semiconductor, Inc., Term Loan B-5, VAR, 5.000%, 01/15/21	596
861	Go Daddy Operating Co. LLC, Term Loan B, VAR, 4.750%, 05/13/21	867
2,466	H. J. Heinz Co., 1st Lien Term Loan B2, VAR, 3.250%, 06/05/20	2,469
4,407	iHeartCommunications, Inc., Term Loan, VAR, 6.934%, 01/30/19	4,214
1,873	iHeartCommunications, Inc., Term Loan E, VAR, 7.684%, 07/30/19	1,815
555	Intrawest Resorts Holdings, Inc., Term Loan, VAR, 4.750%, 12/09/20	558
867	inVentiv Health, Inc., Term Loan B4, VAR, 7.750%, 05/15/18	867
2,115	J. Crew Group, Inc., 1st Lien Term Loan B, VAR, 4.000%, 03/05/21	1,979
1,489	J.C. Penney Co., Inc., 1st Lien Term Loan, VAR, 6.000%, 05/22/18	1,488
271	OCI Beaumont LLC, Term Loan B3, VAR, 5.000%, 08/20/19	272
1,286	Petsmart, Inc., Term Loan B, VAR, 5.000%, 03/11/22	1,301
5,084	Pinnacle Foods Finance LLC, Term Loan G, VAR, 3.000%, 04/29/20 ^	5,080
169	Quikrete Holdings, Inc., 2nd Lien Term Loan, VAR, 7.000%, 03/26/21	169
46	Realogy Group LLC, Extended Term Loan, VAR, 0.028%, 10/10/16	46
637	Remy International, Inc., Term B Loan 2013, VAR, 4.250%, 03/05/20	641
319	Reynolds Group Holdings Ltd., Incremental Term Loan, VAR, 4.500%, 12/01/18	322
395	Rite Aid Corp., 2nd Lien Tranche 1 Term Loan, VAR, 5.750%, 08/21/20	399
2,125	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	2,132
650	Riverbed Technology, Inc., 1st Lien Term Loan B, VAR, 6.000%, 02/24/22 ^	657
3,593	ROC Finance LLC, 1st Lien Term Loan B, VAR, 5.000%, 06/20/19	3,554
1,217	Sabine Oil & Gas LLC, 2nd Lien Term Loan, VAR, 8.750%, 12/31/18	458
720	Scientific Games International, Inc., Initial Term Loan, VAR, 6.000%, 10/18/20	726

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
1,610	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	1,591
1,036	Serta Simmons Holdings LLC, Term Loan B, VAR, 4.250%, 10/01/19	1,042
694	Shingle Springs Tribal Gaming Authority, Term Loan B, VAR, 6.250%, 08/29/19	695
1,217	Signode Industrial Group U.S., Inc. 1st Lien Term Loan B, VAR, 3.750%, 05/01/21	1,214
543	Stallion Oilfield Holdings, Inc., Term Loan, VAR, 8.000%, 06/19/18	427
1,230	Staples, Inc., 1st Lien Term Loan B, VAR, 04/21/21 ^	1,234
867	Stardust Finance, Senior Lien Term Loan B-1, VAR, 6.500%, 03/13/22	871
632	Summit Materials LLC, New Term Loan B, VAR, 5.000%, 01/30/19	632
3,207	SUPERVALU, Inc., Term Loan B, VAR, 4.500%, 03/21/19	3,218
513	Syniverse Holdings, Inc., Tranche B Term Loan 2019, VAR, 4.000%, 04/23/19	493
1,460	Syniverse Holdings, Inc., 1st Lien Term Loan, VAR, 4.000%, 04/23/19	1,406
1,001	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan, VAR, 3.750%, 05/05/16 (d)	1,006
16,772	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.668%, 10/10/17 (d)	10,368
7,477	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.668%, 10/10/16 (d)	4,565
1,107	Tribune Media Co., Initial Term Loan, VAR, 4.000%, 12/27/20	1,111
2,323	TWCC Holding Corp., 1st Lien Term Loan, VAR, 3.500%, 02/13/17	2,300
2,959	Univision Communications, Inc., 1st Lien Term Loan C4, VAR, 4.000%, 03/01/20	2,961
441	Univision Communications, Inc., Term Loan, VAR, 4.000%, 03/01/20	441
2,250	Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B, VAR, 4.000%, 04/01/22	2,265
750	Veresen Midstream Ltd. Partnership, 1st Lien Term Loan, VAR, 6.000%, 03/31/22	757
754	Vertis, Inc., Extended Term Loan, VAR, 12/21/15 (d) (i)	—	(h)
721	Visant Corp., 1st Lien Term Loan B, VAR, 7.000%, 09/23/21	725
693	WMG Acquisition Corp., Tranche B Term Loan, VAR, 3.750%, 07/01/20	688

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
898	XO Communications LLC, 1st Lien Term Loan, VAR, 4.250%, 03/20/21	899
395	Zayo Group LLC, Term Loan B, VAR, 4.000%, 07/02/19	395

		98,231

	Total Loan Assignments (Cost 107,997)	102,427

Preferred Securities — 5.9% (x)
	Belgium — 0.1%
EUR 12,925	KBC Groep N.V., Reg. S, VAR, 5.625%, 03/19/19	14,567

	Cayman Islands — 0.1%
8,110	Emirates NBD Tier 1 Ltd., Reg. S, VAR, 5.750%, 05/30/19	8,029

	Denmark — 0.0% (g)
EUR 4,071	Danske Bank A/S, Reg. S, VAR, 5.750%, 04/06/20	4,720

	France — 0.3%
	Credit Agricole S.A.,
EUR 1,235	Reg. S, VAR, 6.500%, 06/23/21	1,452
18,233	VAR, 6.625%, 09/23/19 (e)	18,424
	Electricite de France S.A.,
9,535	VAR, 5.250%, 01/29/23 (e)	9,988
10,240	VAR, 5.625%, 01/22/24 (e)	10,859
GBP 2,000	Orange S.A., Reg. S, VAR, 5.875%, 02/07/22	3,285

		44,008

	Netherlands — 0.1%
EUR 5,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VAR, 5.500%, 06/29/20	5,878
GBP 4,400	Telefonica Europe B.V., Reg. S, VAR, 6.750%, 11/26/20	7,412

		13,290

	Spain — 0.2%
	Banco Bilbao Vizcaya Argentaria S.A.,
EUR 15,000	Reg. S, VAR, 7.000%, 02/19/19	17,264
2,000	Reg. S, VAR, 9.000%, 05/09/18	2,162
EUR 5,000	VAR, 6.750%, 02/18/20	5,727

		25,153

	Sweden — 0.1%
5,000	Skandinaviska Enskilda Banken AB, VAR, 5.750%, 05/13/20	5,047
5,000	Svenska Handelsbanken AB, VAR, 5.250%, 03/01/21	4,975

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	45

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	Sweden — continued
5,000	Swedbank AB, VAR, 5.500%, 03/17/20	5,010

		15,032

	Switzerland — 0.2%
	Credit Suisse Group AG,
6,385	VAR, 6.250%, 12/18/24 (e)	6,321
15,111	VAR, 7.500%, 12/11/23 (e)	16,169
5,000	UBS Group AG, VAR, 7.000%, 02/19/25	5,218

		27,708

	United Kingdom — 0.6%
705	Barclays plc, VAR, 8.250%, 12/15/18	751
	HSBC Holdings plc,
12,515	VAR, 5.625%, 01/17/20	12,797
20,640	VAR, 6.375%, 09/17/24	21,342
8,816	VAR, 6.375%, 03/30/25	9,091
	Lloyds Banking Group plc,
16,958	VAR, 7.500%, 06/27/24	18,103
GBP 6,909	Nationwide Building Society, VAR, 6.875%, 06/20/19	10,658

		72,742

	United States — 4.2%
	American Express Co.,
17,060	VAR, 4.900%, 03/15/20	16,836
11,620	VAR, 5.200%, 11/15/19	11,707
	Bank of America Corp.,
7,813	VAR, 6.100%, 03/17/25	7,969
10,419	Series K, VAR, 8.000%, 01/30/18	11,135
1,315	Series M, VAR, 8.125%, 05/15/18	1,420
12,355	Series U, VAR, 5.200%, 06/01/23	11,876
41,030	Series V, VAR, 5.125%, 06/17/19	40,287
11,220	Series X, VAR, 6.250%, 09/05/24	11,494
16,930	Series Z, VAR, 6.500%, 10/23/24	17,988
13,200	Bank of New York Mellon Corp. (The), Series D, VAR, 4.500%, 06/20/23	12,639
	Citigroup, Inc.,
12,795	VAR, 5.875%, 03/27/20	12,923
21,650	VAR, 5.950%, 05/15/25	21,535
18,431	VAR, 5.950%, 01/30/23	18,362
30,750	Series D, VAR, 5.350%, 05/15/23	29,482
8,835	Series M, VAR, 6.300%, 05/15/24	8,939
21,330	Series N, VAR, 5.800%, 11/15/19	21,437
	Fifth Third Bancorp,
17,625	VAR, 5.100%, 06/30/23	16,779
6,175	Series J, VAR, 4.900%, 09/30/19	5,990

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	General Electric Capital Corp.,
32,500	Series B, VAR, 6.250%, 12/15/22	36,562
18,600	Series C, VAR, 5.250%, 06/15/23	19,809
	Goldman Sachs Group, Inc. (The),
21,703	VAR, 5.375%, 05/10/20	21,681
25,078	Series L, VAR, 5.700%, 05/10/19	25,204
	Morgan Stanley,
14,205	VAR, 5.550%, 07/15/20	14,276
27,620	Series H, VAR, 5.450%, 07/15/19	27,827
	PNC Financial Services Group, Inc. (The),
9,588	VAR, 6.750%, 08/01/21	10,777
12,415	Series R, VAR, 4.850%, 06/01/23	12,167
12,540	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	12,759
	Wachovia Capital Trust III,
11,565	VAR, 5.570%, 06/01/15	11,522
	Wells Fargo & Co.,
12,480	Series K, VAR, 7.980%, 03/15/18	13,728
27,592	Series S, VAR, 5.900%, 06/15/24	28,903
16,775	Series U, VAR, 5.875%, 06/15/25	17,802

		531,815

	Total Preferred Securities (Cost $749,275)	757,064

SHARES
Preferred Stocks — 1.9%
	Bermuda — 0.0% (g)
10	Bunge Ltd., 4.875% ($100 par value) @	1,035

	Brazil — 0.0% (g)
331	Banco Bradesco S.A. (Preference Shares)	3,538

	Cayman Islands — 0.0% (g)
3	XLIT Ltd., Series D, VAR, 3.395%, 06/01/15 ($1,000 par value) @	2,773

	Ireland — 0.1%
6	Actavis plc, Series A, 5.500%, 03/01/18 ($1,000 par value)	5,999

	Luxembourg — 0.0% (g)
127	ArcelorMittal, 6.000%, 01/15/16 ($25 par value)	2,148

	United States — 1.8%
43	Alcoa, Inc., Series 1, 75%, 10/01/17 ($100 par value)	1,947
256	Allstate Corp. (The), Series C, 6.750%, 10/15/18 ($25 par value) @	6,930
97	Allstate Corp. (The), Series E, 6.625%, 04/15/19 ($25 par value) @	2,627

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — continued
		United States — continued
2		Ally Financial, Inc., Series G, 7.000%, 06/01/15 ($1,000 par value) (e) @	2,067
21		American Tower Corp., 5.500%, 02/15/18 ($100 par value)	2,141
10		American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	990
4		Bank of America Corp., Series L, 7.250% ($1,000 par value) @	4,110
279		Bank of New York Mellon Corp. (The), 5.200%, 09/20/17 ($25 par value) @	6,937
119		BB&T Corp., Series E, 5.625%, ($25 par value) 08/01/17 ($50 par value) @	2,931
508		BB&T Corp., Series F, 5.200%, ($25 par value) 11/01/17 ($50 par value) @	12,290
52		BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	1,260
117		Boston Properties, Inc., 5.250%, 03/27/18 ($25 par value) @	2,902
85		Capital One Financial Corp., Series B, 6.000%, 09/01/17 ($25 par value) @	2,140
365		Capital One Financial Corp., Series D, 6.700%, 12/01/19 ($25 par value) @	9,804
2		Chesapeake Energy Corp., 5.750% ($1,000 par value) (e) @	1,972
—	(h)	Constar International, Inc. (Preference Shares) (i)	—
39		Crown Castle International Corp., Series A, 4.500%, 11/01/16 ($100 par value)	4,065
457		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	11,759
57		Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	2,808
18		Dominion Resources, Inc., Series A, 6.125%,04/01/16 ($50 par value)	1,002
35		Dominion Resources, Inc., Series B, 6.000%, 07/01/16 ($50 par value)	2,011
440		Duke Energy Corp., 5.125%, 01/15/73 ($25 par value)	11,049
34		Exelon Corp., 6.500%, 06/01/17 ($50 par value)	1,665
12		GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/40 ($25 par value)	315
675		Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @	16,755
430		Goldman Sachs Group, Inc. (The), Series K, VAR, 6.375%, 05/10/24 ($25 par value) @	11,266
65		Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	2,039

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
30	Health Care REIT, Inc., Series I, 6.500% ($50 par value) @	1,893
11	iStar Financial, Inc., Series J, 4.500%, 03/15/18 ($50 par value) @	629
400	Morgan Stanley, Series E, VAR, 7.125%, 10/15/23 ($25 par value) @	11,340
300	Morgan Stanley, Series F, VAR, 6.875%, 01/15/24 ($25 par value) @	8,220
500	Morgan Stanley, Series I, VAR, 6.375%, 10/15/24 ($25 par value) @	13,050
73	NextEra Energy, Inc., 5.799%, 09/01/16 ($50 par value)	4,142
1	Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 ($1000 par value) (e) @	1,038
374	SCE Trust II, 5.100%, 03/15/18 ($25 par value) @	9,102
45	Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	2,697
18	Stanley Black & Decker, Inc., 6.250%, 11/17/16 ($50 par value)	2,095
575	State Street Corp., 6.000%, 12/15/19 ($25 par value) @	14,663
139	State Street Corp., Series C, 5.250%, 09/15/17 ($25 par value) @	3,449
301	State Street Corp., Series D, VAR, 5.900%, 03/15/24 ($25 par value) @	8,111
33	T-Mobile USA, Inc., 5.500%, 12/15/17 ($50 par value)	2,043
35	Tyson Foods, Inc., 4.750%, 07/15/17($50 par value)	1,732
34	United Technologies Corp., 7.500%, 08/01/15 ($50 par value)	1,995
42	Vornado Realty Trust, Series G, 6.625%, 06/01/15 ($25 par value) @	1,078
10	Weingarten Realty Investors, Series F, 6.500%, 05/08/15 ($25 par value) @	243
5	Wells Fargo & Co., Series L, 7.500% ($1000 par value) @	6,548
14	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value)	774

		220,624

	Total Preferred Stocks (Cost $228,755)	236,117

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.4%
46,360	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $46,426)	46,422

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	47

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE
Rights — 0.0% (g)
	Italy — 0.0% (g)
3,142	UnipolSai S.p.A., expiring 05/18/15 (a)
	Total Rights (Cost —)	—	(h)

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	United States — 0.0% (g)
1	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—
1	Neebo, Inc., expiring 6/20/2019 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $—(h))	—

SHARES
Short-Term Investments — 2.0%
	Time Deposit — 0.7%
81,900	Services En Transport S.T.C.H., Inc., 0.100%, 05/01/15 (m)	81,900

	Investment Company — 1.3%
170,239	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	170,239

	Total Short-Term Investments (Cost $252,139)	252,139

	Total Investments — 99.6% (Cost $12,079,048)	12,675,666
	Other Assets in Excess of Liabilities — 0.4%	54,881

	NET ASSETS — 100.0%	$12,730,547

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.3%
Real Estate Investment Trusts (REITs)	8 .3
Oil, Gas & Consumable Fuels	6 .1
Foreign Government Securities	5 .3
Pharmaceuticals	4 .8
Diversified Telecommunication Services	4 .7
Insurance	4 .6
Non-Agency CMO	4 .1
Asset-Backed Securities	3 .9
Media	3 .1
Capital Markets	2 .9
Wireless Telecommunication Services	2 .6
Automobiles	1 .9
Electric Utilities	1 .9
Food Products	1 .7
Health Care Providers & Services	1 .7
Diversified Financial Services	1 .6
Tobacco	1 .5
Hotels, Restaurants & Leisure	1 .5
Semiconductors & Semiconductor Equipment	1 .4
Specialty Retail	1 .4
Aerospace & Defense	1 .3
Chemicals	1 .2
Metals & Mining	1 .1
Software	1 .1
IT Services	1 .1
Multi-Utilities	1 .1
Consumer Finance	1 .0
Others (each less than 1.0%)	14.8
Short-Term Investments	2 .0

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3,698	U.S. Long Bond	06/19/15	590,178	(9,808)
	Short Futures Outstanding
(7,117)	Euro FX	06/15/15	(1,002,251)	(58,477)
(6,883)	GBP FX	06/15/15	(660,510)	(20,013)
(13,377)	5 Year U.S. Treasury Note	06/30/15	(1,607,017)	(12,047)

				(100,345)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	APRIL 30, 2015

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
650	EUR	Goldman Sachs International	05/22/15	695	730	(35)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2015. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
CVA	— Dutch Certification
EUR	— Euro
FDR	— Fiduciary Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Special drawing rights
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2015.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2015.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures, centrally cleared swaps or with brokers as initial margin for future contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of April 30, 2015.

^	— All or a portion of the security is unsettled as of April 30, 2015. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of April 30, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments are approximately $3,799,825,000 and 30.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	49

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$12,505,427
Investments in affiliates, at value	170,239

Total investment securities, at value	12,675,666
Cash	27,180
Foreign currency, at value	7,422
Deposits at broker for futures contracts	6,660
Receivables:
Investment securities sold	106,342
Fund shares sold	44,278
Interest and dividends from non-affiliates	92,912
Dividends from affiliates	8
Tax reclaims	3,920
Due from Administrator	1

Total Assets	12,964,389

LIABILITIES:
Payables:
Investment securities purchased	198,794
Fund shares redeemed	14,136
Variation margin on futures contracts	10,866
Unrealized depreciation on forward foreign currency exchange contracts	35
Accrued liabilities:
Investment advisory fees	2,569
Distribution fees	4,056
Shareholder servicing fees	1,882
Custodian and accounting fees	547
Trustees’ and Chief Compliance Officer’s fees	1
Other	956

Total Liabilities	233,842

Net Assets	$12,730,547

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	APRIL 30, 2015

Income Builder Fund
NET ASSETS:
Paid-in-Capital	$12,192,636
Accumulated undistributed (distributions in excess of) net investment income	(174)
Accumulated net realized gains (losses)	41,626
Net unrealized appreciation (depreciation)	496,459

Total Net Assets	$12,730,547

Net Assets:
Class A	$4,366,600
Class C	5,144,831
Select Class	3,219,116

Total	$12,730,547

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	419,883
Class C	496,051
Select Class	309,201

Net Asset Value (a):
Class A — Redemption price per share	$10.40
Class C — Offering price per share (b)	10.37
Select Class — Offering and redemption price per share	10.41
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.89

Cost of investments in non-affiliates	$11,908,809
Cost of investments in affiliates	170,239
Cost of foreign currency	7,294

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	51

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$164,887
Dividend income from non-affiliates	128,332
Dividend income from affiliates	38
Foreign taxes withheld	(6,301)

Total investment income	286,956

EXPENSES:
Investment advisory fees	26,956
Administration fees	4,922
Distribution fees:
Class A	5,183
Class C	18,109
Shareholder servicing fees:
Class A	5,183
Class C	6,036
Select Class	3,756
Custodian and accounting fees	587
Interest expense to affiliates	1
Professional fees	144
Trustees’ and Chief Compliance Officer’s fees	58
Printing and mailing costs	389
Registration and filing fees	460
Transfer agent fees	140
Sub-transfer agent fees (see Note 2.J.)	2,949
Other	127

Total expenses	75,000

Less fees waived	(20,438)
Less earnings credits	(1)

Net expenses	54,561

Net investment income (loss)	232,395

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(32,987)
Futures	97,851
Foreign currency transactions	(3,000)

Net realized gain (loss)	61,864

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	66,768
Futures	(101,223)
Foreign currency translations	587

Change in net unrealized appreciation/depreciation	(33,868)

Net realized/unrealized gains (losses)	27,996

Change in net assets resulting from operations	$260,391

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	APRIL 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$232,395	$436,980
Net realized gain (loss)	61,864	37,225
Distributions of capital gains received from investment company affiliates	—	2
Change in net unrealized appreciation/depreciation	(33,868)	28,082

Change in net assets resulting from operations	260,391	502,289

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(89,737)	(170,909)
From net realized gains	(7,515)	—
Class C
From net investment income	(92,856)	(167,676)
From net realized gains	(8,751)	—
Select Class
From net investment income	(67,081)	(99,880)
From net realized gains	(5,420)	—

Total distributions to shareholders	(271,360)	(438,465)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,188,134	3,203,513

NET ASSETS:
Change in net assets	1,177,165	3,267,337
Beginning of period	11,553,382	8,286,045

End of period	$12,730,547	$11,553,382

Accumulated undistributed (distributions in excess of) net investment income	$(174)	$17,105

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Income Builder Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$757,295	$1,754,004
Distributions reinvested	92,043	160,513
Cost of shares redeemed	(503,968)	(1,144,052)

Change in net assets resulting from Class A capital transactions	$345,370	$770,465

Class C
Proceeds from shares issued	$737,920	$1,605,271
Distributions reinvested	85,869	139,649
Cost of shares redeemed	(350,890)	(572,883)

Change in net assets resulting from Class C capital transactions	$472,899	$1,172,037

Select Class
Proceeds from shares issued	$800,346	$1,697,362
Distributions reinvested	54,558	71,120
Cost of shares redeemed	(485,039)	(507,471)

Change in net assets resulting from Select Class capital transactions	$369,865	$1,261,011

Total change in net assets resulting from capital transactions	$1,188,134	$3,203,513

SHARE TRANSACTIONS:
Class A
Issued	73,135	168,171
Reinvested	8,896	15,350
Redeemed	(48,720)	(109,473)

Change in Class A Shares	33,311	74,048

Class C
Issued	71,407	154,329
Reinvested	8,327	13,383
Redeemed	(33,995)	(55,179)

Change in Class C Shares	45,739	112,533

Select Class
Issued	77,171	162,114
Reinvested	5,267	6,792
Redeemed	(46,935)	(48,764)

Change in Select Class Shares	35,503	120,142

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Income Builder Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$10.41	$0.21		$0.02	$0.23	$(0.22)	$(0.02)	$(0.24)	$—
Year Ended October 31, 2014	10.32	0.47		0.09	0.56	(0.47)	—	(0.47)	—
Year Ended October 31, 2013	9.70	0.45		0.64	1.09	(0.47)	—	(0.47)	—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17	(0.48)	—	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13	(0.49)	—	(0.49)	—	(f)
Year Ended October 31, 2010	8.47	0.48	(g)	0.89	1.37	(0.47)	—	(0.47)	—	(f)

Class C
Six Months Ended April 30, 2015 (Unaudited)	10.38	0.18		0.03	0.21	(0.20)	(0.02)	(0.22)	—
Year Ended October 31, 2014	10.29	0.42		0.10	0.52	(0.43)	—	(0.43)	—
Year Ended October 31, 2013	9.68	0.40		0.63	1.03	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12	(0.44)	—	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09	(0.45)	—	(0.45)	—	(f)
Year Ended October 31, 2010	8.47	0.43	(g)	0.90	1.33	(0.44)	—	(0.44)	—	(f)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	10.42	0.21		0.03	0.24	(0.23)	(0.02)	(0.25)	—
Year Ended October 31, 2014	10.33	0.49		0.09	0.58	(0.49)	—	(0.49)	—
Year Ended October 31, 2013	9.71	0.46		0.64	1.10	(0.48)	—	(0.48)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18	(0.49)	—	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16	(0.51)	—	(0.51)	—	(f)
Year Ended October 31, 2010	8.47	0.49	(g)	0.90	1.39	(0.49)	—	(0.49)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Amount rounds to less than $0.01.
(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.40	2.24%	$4,366,600	0.75%	4.04%	1.11%	21%
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38
9.37	16.76	218,031	0.74	5.36	1.37	49

10.37	2.01	5,144,831	1.25	3.54	1.62	21
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38
9.36	16.20	206,113	1.24	4.82	1.84	49

10.41	2.31	3,219,116	0.60	4.20	0.87	21
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38
9.37	16.90	135,279	0.60	5.53	1.23	49

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P.Morgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at April 30, 2015.

58	J.P. MORGAN FUNDS	APRIL 30, 2015

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$221,012	$—	$221,012
Belgium	5,127	42,445	—	47,572
Bermuda	1,262	—	—	1,262
Brazil	28,135	—	—	28,135
Canada	137,068	—	—	137,068
Chile	6,080	—	—	6,080
China	—	89,055	—	89,055
Denmark	—	61,869	—	61,869
Finland	—	99,755	—	99,755
France	4,550	418,524	—	423,074
Germany	—	259,309	—	259,309
Hong Kong	8,772	53,319	—	62,091
Hungary	—	4,696	—	4,696
India	4,470	6,337	—	10,807
Indonesia	—	5,629	—	5,629
Ireland	47,064	—	—	47,064
Italy	—	85,302	—	85,302
Japan	—	327,693	—	327,693
Luxembourg	—	24,984	—	24,984
Malaysia	1,561	—	—	1,561
Mexico	5,555	—	—	5,555
Netherlands	—	177,632	—	177,632
Norway	—	27,847	—	27,847
Poland	—	5,242	—	5,242
Portugal	—	10,350	—	10,350
Russia	7,270	13,342	—	20,612
Singapore	4,354	68,331	—	72,685
South Africa	3,232	73,410	—	76,642
South Korea	23,652	6,154	—	29,806
Spain	—	148,440	—	148,440
Sweden	8,410	106,252	—	114,662
Switzerland	—	361,450	—	361,450
Taiwan	8,166	108,603	—	116,769
Thailand	7,379	7,641	—	15,020
Turkey	—	14,118	—	14,118
United Arab Emirates	—	3,810	—	3,810
United Kingdom	12,646	897,975	—	910,621
United States	1,896,269	—	167	1,896,436

Total Common Stocks	2,221,022	3,730,526	167	5,951,715

APRIL 30, 2015	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities (continued)
Preferred Stocks
Bermuda	$1,035	$—	$—		$1,035
Brazil	3,538	—	—		3,538
Cayman Islands	—	2,773	—		2,773
Ireland	5,999	—	—		5,999
Luxembourg	2,148	—	—		2,148
United States	204,863	15,761	—	(a)	220,624

Total Preferred Stocks	217,583	18,534	—	(a)	236,117

Debt Securities
Asset-Backed Securities
United States	—	12,287	478,431		490,718

Total Asset-Backed Securities	—	12,287	478,431		490,718

Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	510,877	4,208		515,085

Total Collateralized Mortgage Obligations	—	510,877	4,208		515,085

Commercial Mortgage-Backed Securities
United States	—	48,635	41,932		90,567

Total Commercial Mortgage-Backed Securities	—	48,635	41,932		90,567

Convertible Bonds
Cayman Islands	—	10,662	—		10,662
France	—	3,678	—		3,678
Hungary	—	4,451	—		4,451
Luxembourg	—	11,922	—		11,922
Mauritius	—	784	—		784
Netherlands	—	16,190	—		16,190
Singapore	—	7,483	—		7,483
South Africa	—	580	—		580
Spain	—	8,158	—		8,158
Taiwan	—	685	—		685
United Arab Emirates	—	3,125	—		3,125
United Kingdom	—	9,369	—		9,369
United States	—	71,803	242		72,045

Total Convertible Bonds	—	148,890	242		149,132

Corporate Bonds
Argentina	—	2,197	—		2,197
Australia	—	11,279	—		11,279
Austria	—	726	—		726
Azerbaijan	—	3,541	—		3,541
Bahamas	—	2,806	—		2,806
Bermuda	—	17,630	—		17,630
Brazil	—	8,057	—		8,057
Canada	—	165,586	—	(a)	165,586
Cayman Islands	—	38,168	—		38,168
Chile	—	14,498	—		14,498
Colombia	—	19,447	—		19,447
Croatia	—	13,650	—		13,650
Finland	—	1,500	—		1,500
France	—	18,599	—		18,599
Georgia	—	8,481	—		8,481
Germany	—	1,972	1,324		3,296
Hungary	—	5,698	—		5,698

60	J.P. MORGAN FUNDS	APRIL 30, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities (continued)
Indonesia	$—	$32,472		$—		$32,472
Ireland	—	27,427		—		27,427
Israel	—	9,359		—		9,359
Italy	—	12,455		—		12,455
Japan	—	2,855		—		2,855
Kazakhstan	—	23,561		—		23,561
Liberia	—	1,530		—		1,530
Luxembourg	—	139,122		—		139,122
Mexico	—	54,115		—		54,115
Morocco	—	24,306		—		24,306
Netherlands	—	59,381		—		59,381
Peru	—	737		—		737
Singapore	—	506		—		506
South Korea	—	13,656		—		13,656
Sri Lanka	—	657		—		657
Turkey	—	4,149		—		4,149
United Arab Emirates	—	9,502		—		9,502
United Kingdom	—	76,541		—		76,541
United States	—	2,551,802		14,155		2,565,957
Venezuela	—	19,121		—		19,121

Total Corporate Bonds	—	3,397,089		15,479		3,412,568

Preferred Securities
Belgium	—	14,567		—		14,567
Cayman Islands	—	8,029		—		8,029
Denmark	—	4,720		—		4,720
France	—	44,008		—		44,008
Netherlands	—	13,290		—		13,290
Spain	—	25,153		—		25,153
Sweden	—	15,032		—		15,032
Switzerland	—	27,708		—		27,708
United Kingdom	—	72,742		—		72,742
United States	—	531,815		—		531,815

Total Preferred Securities	—	757,064		—		757,064

Loan Assignments
Bermuda	—	618		—		618
Canada	—	301		—		301
Cayman Islands	—	447		—		447
Luxembourg	—	1,702		—		1,702
Singapore	—	877		—		877
United Kingdom	—	251		—		251
United States	—	98,231		—	(a)	98,231

Total	—	102,427		—		102,427

Foreign Government Securities	—	665,134		6,578		671,712
U.S. Treasury Obligation	—	46,422		—		46,422
Rights
Italy	—	—	(a)	—		—	(a)
Warrants
United States	—	—		—	(a)	—	(a)
Short-Term Investments
Investment Company	170,239	—		—		170,239
Time Deposit	—	81,900		—		81,900

Total Investments in Securities	$2,608,844	$9,519,785		$547,037		$12,675,666

APRIL 30, 2015	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(35)	$—	$(35)
Futures Contracts	(100,345)	—	—	(100,345)

Total Depreciation in Other Financial Instruments	$(100,345)	$(35)	$—	$(100,380)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of October 31, 2014		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015
Asset-Backed Securities — United States	$435,562		$—	$342	$1,083	$90,886	$(49,442)	$—	$—	$478,431
Collateralized Mortgage Obligations — Non-Agency CMO — United States	4,408		—	22	12	—	(234)	—	—	4,208
Commercial Mortgage-Backed Securities — United States	19,037		—	(110)	(4)	23,009	—	—	—	41,932
Common Stocks — United States	1,770		(1,155)	1,773	—	—	(2,221)	—	—	167
Convertible Bonds — United States	—	(a)	—	(36)	—	12	—	266	—	242
Corporate Bonds — Canada	—	(a)	—	—	—	—	—	—	—	—	(a)
Corporate Bonds — Germany	1,514		—	(190)	—	—	—	—	—	1,324
Corporate Bonds — United States	13,842		40	82	(50)	260	(789)	770	—	14,155
Foreign Government Securities	12,192		(912)	(1,114)	—	—	(3,588)	—	—	6,578
Loan Assignment — United States	1		2	—	—	596	(599)	—	—	—	(a)
Preferred Stock — United States	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — United States	—	(a)	—	— (a)	—	—	—	—	—	—	(a)

Total	$488,326		$(2,025)	$769	$1,041	$114,763	$(56,873)	$1,036	$—	$547,037

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at April 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to approximately $769,000. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

62	J.P. MORGAN FUNDS	APRIL 30, 2015

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at April 30, 2015		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(d)	Market Comparable Companies	Discount for lack of marketability (a)	10% (N/A)
	5		Terms of Plan of Reorganization	Discount for lack of marketability (a)	25% (N/A)

Common Stock	5

	—	(d)	Discounted Cash Flow (c)	Discount for lack of marketability (a)	10% (N/A)

Preferred Stock	—	(d)

	129		Market Comparable Companies	EBITDA Multiple (b)	6.80x (6.80x)
				Discount for lack of marketability (a)	10% (N/A)

Corporate Bonds	129

	476,506		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 12.00% (3.41%)
				Constant Default Rate	0.00% - 15.00% (6.11%)
				Yield (Discount Rate of Cash Flows)	1.04% - 12.34% (4.06%)

Asset-Backed Securities	476,506

	4,209		Discounted Cash Flow	Constant Prepayment Rate	4.00% - 21.26% (11.66%)
				Constant Default Rate	0.00% -6.61% (3.09%)
				Yield (Discount Rate of Cash Flows)	3.93% - 10.78% (6.85%)

Collateralized Mortgage Obligations	4,209

	41,931		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.52% - 9.11% (5.36%)

Commercial Mortgage-Backed Securities	41,931

Warrants	—	(d)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$522,780

EBITDA — Earnings Before Interest, Taxes, Depreciation and Amortization

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At April 30, 2015, the value of these investments was approximately $24,257,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.
(d)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of April 30, 2015, were approximately $9,178,000 and 0.07%, respectively.

C. Loan Assignments — The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment the Fund has direct rights against the borrower on a loan provided, however, the

APRIL 30, 2015	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of its normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported on the Statement of Assets and Liabilities. The Fund segregates security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations. However, during the commitment period, these investments earn no interest or dividends.

At April 30, 2015, the Fund had no unfunded loan commitments.

E. Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2015 (amounts in thousands):

Futures Contracts:
Currency
Average Notional Balance Short	$902,916
Ending Notional Balance Short	1,662,761
Equity
Average Notional Balance Long	31,198
Ending Notional Balance Long	—
Interest Rate
Average Notional Balance Long	588,531	(a)
Average Notional Balance Short	1,602,986
Ending Notional Balance Long	590,178
Ending Notional Balance Short	1,607,017

(a)	Average for the period January 1, 2015 to April 30, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

64	J.P. MORGAN FUNDS	APRIL 30, 2015

F. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

As of April 30, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the six months ended April 30, 2015 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,966	(a)
Average Settlement Value Sold	1,821
Ending Settlement Value Purchased	—
Ending Settlement Value Sold	695

(a)	Average for the period November 1, 2014 to November 30, 2014.

G. Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Gross Liabilities:
Currency contracts	Payables, Net assets — Unrealized Depreciation	$(78,490)	$—
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(21,855)	—
Foreign exchange contracts	Payables	—	(35)

Total		$(100,345)	$(35)

(a)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2015, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,895	$—	$1,895
Foreign exchange contracts	120,116	148	120,264
Interest rate contracts	(24,160)	—	(24,160)

Total	$97,851	$148	$97,999

APRIL 30, 2015	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Currency contracts	$(92,840)	$—	$(92,840)
Equity contracts	(555)	—	(555)
Foreign exchange contracts	—	(79)	(79)
Interest rate contracts	(7,828)	—	(7,828)

Total	$(101,223)	$(79)	$(101,302)

The Fund’s derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2015 is as follows (amounts in thousands):

Class A	Class C	Select Class
$861	$1,295	$793

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax on the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

66	J.P. MORGAN FUNDS	APRIL 30, 2015

India has recently enacted rules imposing a tax on indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1,141	$10

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to 0.25% of the average daily net assets of Class A, Class C and Select Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

APRIL 30, 2015	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Select Class
0.75%	1.25%	0.60%

The expense limitation agreement was in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$11,035	$4,922	$4,296	$20,253

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2015 was approximately $185,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund incurred approximately $40,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$3,664,543	$2,475,734	$36,953	$16,211

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$12,079,048	$836,560	$239,942	$596,618

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund did not have any net capital loss carryforwards.

68	J.P. MORGAN FUNDS	APRIL 30, 2015

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015. Average borrowings from the Facility for, or at any time during, the six months ended April 30, 2015, were as follows (amounts in thousands):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$26,192	0.25%	3	$1

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has shareholders, which are in accounts maintained by financial intermediaries on behalf of their clients, which own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of April 30, 2015, the Fund invested approximately 51.5% of its total investments in the United States.

APRIL 30, 2015	J.P. MORGAN FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Income Builder Fund
Class A
Actual	$1,000.00	$1,022.40	$3.76	0.75%
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class C
Actual	1,000.00	1,020.10	6.26	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Select Class
Actual	1,000.00	1,023.10	3.01	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

70	J.P. MORGAN FUNDS	APRIL 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-INCBUILD-415

Semi-Annual Report

J.P. Morgan Funds

April 30, 2015 (Unaudited)

JPMorgan Emerging Markets Local Currency Debt Fund

JPMorgan International Currency Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Increased central bank stimulus in the European Union and the Japanese government’s bulk purchases of equities during the six month period provided support for equity markets outside the U.S. Meanwhile, the U.S. Federal Reserve (the “Fed”) ended its own asset purchasing program but held interest rates at historical lows. U.S. equity prices remained near record highs for much of the period, supported by low interest rates, earnings growth and mergers and acquisitions activity.

The continued growth in the U.S. economy drove the dollar higher against other key currencies for most of the six month reporting period. For the six months ended April 30, 2015, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index returned -4.69%.

2	J.P. MORGAN FUNDS	APRIL 30, 2015

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(8.30)%
J.P. Morgan GBI–EM Global Diversified Index	(8.24)%

Net Assets as of 4/30/2015 (In Thousands)	$298,503
Duration as of 4/30/2015	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the J.P. Morgan GBI–EM Global Diversified Index (the “Benchmark”) for the six months ended April 30, 2015.

After significantly underperforming other asset classes in 2013 as nations with current account deficits suffered substantial bond market losses and heavy outflows, emerging market performance generally improved in 2014 and year-to-date 2015. Inflows resumed in late 2014 and early 2015 into both local denominated and U.S. dollar denominated currency markets. Local currency emerging market debt underperformed dollar denominated emerging market debt over the six months ended April 30, 2015.

Leading detractors from performance relative to the Benchmark included the Fund’s exposure to South African rand and Brazil interest rates through interest rate swap contracts. Global weakness in commodities prices, labor unrest and electricity shortages led to a weaker rand during the six month period. Confidence declined sharply across most sectors of the Brazilian economy and inflation remained elevated, while growth was weak. On the political front, the popularity of Brazilian President Dilma Rousseff experienced a nose dive in opinion polls, injecting a degree of political uncertainty.

The Fund’s short position in the Nigerian naira and its short position in the Polish zloty were leading contributors to performance relative to the Benchmark. The naira came under significant pressure during the six month reporting period due to falling oil prices, investor concerns about increasing violence by Boko Haram fighters and delays in the presidential election process. Meanwhile, the zloty weakened against U.S. dollar, which helped the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash and/or cash equivalents as support for these positions. At the end of the reporting period, the Fund’s largest currency overweight positions versus the Benchmark were in Poland, Mexico, Colombia and Thailand. In addition, the Fund’s portfolio managers looked to position the portfolio to benefit from changes in the interest rates of different countries. In terms of local interest rates, the Fund was overweight in longer duration debt securities in Mexico, Peru, Colombia and Hungary, as the Fund’s portfolio managers believed that the economic fundamentals of these countries would lead to lower interest rates (generally, bond prices increase when interest rates decline).

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	74.8%
Short-Term Investment	25.2

PORTFOLIO COMPOSITION BY COUNTRY***
Mexico	10.1%
Brazil	9.0
Turkey	8.3
South Africa	7.4
Indonesia	6.1
Thailand	5.1
Colombia	4.8
Malaysia	4.8
Russia	4.7
Hungary	4.6
Poland	3.5
Romania	3.0
Peru	2.5
Others (each less than 1.0%)	0.9
Short-Term Investment	25.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
Without Sales Charge		(8.45)%	(10.47)%	(4.86)%
With Sales Charge**		(11.86)	(13.83)	(6.14)
CLASS C SHARES	June 29, 2012
Without CDSC		(8.77)	(10.98)	(5.34)
With CDSC***		(9.77)	(11.98)	(5.34)
CLASS R2 SHARES	June 29, 2012	(8.52)	(10.74)	(5.08)
CLASS R5 SHARES	June 29, 2012	(8.24)	(10.16)	(4.44)
CLASS R6 SHARES	June 29, 2012	(8.22)	(10.14)	(4.38)
SELECT CLASS SHARES	June 29, 2012	(8.30)	(10.32)	(4.62)

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2015

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(5.01)%
Barclays Global Treasury Ex-U.S. 1-3 Year Index	(7.18)%
Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index	(4.69)%

Net Assets as of 4/30/2015 (In Thousands)	$65,517
Duration as of 4/30/2015	1.1 years

INVESTMENT OBJECTIVE**

The JPMorgan International Currency Income Fund (the “Fund) seeks to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended April 30, 2015, the Fund outperformed the Barclays Global Treasury Ex-U.S. 1-3 Year Index due to the Fund’s lower exposure to the euro and the Japanese yen, which sold off significantly against the dollar during the period.

The Fund underperformed the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index (the “Trade-Weighted Benchmark”) for the six months ended April 30, 2015. Relative to the Trade-Weighted Benchmark, the Fund’s longer duration positions in Canadian and Australian local currency bonds made a positive contribution to performance, while the Fund’s long duration positions in Brazilian and Mexican local currency bonds detracted from relative performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, compared with bonds of shorter duration.

While the majority of the Fund’s currency positions detracted from absolute performance, the Fund’s position in the Swiss franc and the Philippine peso made a positive contribution to absolute performance. The franc soared higher after the Swiss National Bank abandoned its cap on the franc’s value relative to the euro. Positive economic momentum in Philippines provided support for the peso.

The Fund’s positions in the Brazilian real and the Russian ruble were the largest detractors from absolute performance. Brazil’s currency slid lower as confidence declined sharply across most sectors of the Brazilian economy and inflation remained elevated, while growth was weak. On the political front, the popularity of President Dilma Rousseff experienced a nose dive in opinion polls, injecting a degree of political uncertainty. Russia’s currency remained under pressure from the imposition of economic sanctions by Western nations as well as falling oil prices.

HOW WAS THE FUND POSITIONED?

The Fund attempted to benefit from foreign currency strength and weakness against the U.S. dollar. To establish overweight and underweight positions in currencies, the Fund primarily invested in securities issued by foreign governments, agencies, and supranationals. The Fund also utilized forward foreign exchange contracts to establish these positions and held U.S. cash and/or cash equivalents as support for these positions.

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	61.3%
Supranational	20.1
Corporate Bonds	10.3
Short-Term Investment	8.3

PORTFOLIO COMPOSITION BY COUNTRY***
Supranational	20.1%
Netherlands	19.8
Finland	10.1
United Kingdom	5.1
Austria	5.1
Canada	5.0
Mexico	4.6
Indonesia	4.6
Brazil	4.4
Thailand	3.5
Denmark	3.2
Philippines	3.1
Malaysia	2.2
Others (each less than 1.0%)	0.9
Short-Term Investment	8.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN FUNDS	5

JPMorgan International Currency Income Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 30, 2007
Without Sales Charge		(5.14)%	(8.32)%	(0.53)%	1.58%
With Sales Charge**		(8.73)	(11.75)	(1.28)	1.10
CLASS C SHARES	March 30, 2007
Without CDSC		(5.49)	(9.00)	(1.26)	0.87
With CDSC***		(6.49)	(10.00)	(1.26)	0.87
SELECT CLASS SHARES	March 30, 2007	(5.01)	(8.08)	(0.32)	1.80

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/30/07 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Currency Income Fund, the Barclays Global Treasury Ex-U.S. 1-3 Year Index, the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index and the Lipper Alternative Currency Strategies Average from March 30, 2007 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Global Treasury Ex-U.S. 1-3 Year Index and the Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Lipper Alternative Currency Strategies Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Global Treasury Ex-U.S. 1-3 Year Index measures the performance of fixed-rate local currency sovereign debt of investment grade countries outside the U.S. that has remaining maturities of one to three years. The Barclays Global Ex-USD Benchmark Currency (Trade-Weighted) Index is a total return index that is constructed to track the performance of a basket of

1-month cash settled foreign currency forward positions in a basket of currencies versus the U.S. dollar. Investors cannot invest directly in an index. The Lipper Alternative Currency Strategies Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

From the inception of the Fund through November 3, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	APRIL 30, 2015

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 71.7%
	Brazil — 8.7%
BRL 48,000	Brazil Letras do Tesouro Nacional, Zero Coupon, 01/01/18	11,450
BRL 4,070	Brazil Notas do Tesouro Nacional Series B, 6.000%, 05/15/19	3,425
	Brazil Notas do Tesouro Nacional Series F,
BRL 22,170	10.000%, 01/01/21	6,577
BRL 5,031	10.000%, 01/01/23	1,457
BRL 10,260	10.000%, 01/01/25	2,911

		25,820

	Colombia — 4.6%
	Republic of Colombia,
COP 25,120,000	6.000%, 04/28/28	9,360
COP 8,570,000	7.750%, 09/18/30	3,684
COP 1,290,000	9.850%, 06/28/27	707

		13,751

	Hungary — 4.4%
	Republic of Hungary,
HUF 750,000	5.500%, 12/22/16	2,939
HUF 1,405,990	5.500%, 06/24/25	6,055
HUF 157,920	7.000%, 06/24/22	717
HUF 757,600	7.500%, 11/12/20	3,433

		13,144

	Indonesia — 5.8%
	Republic of Indonesia,
IDR 46,912,000	6.625%, 05/15/33	3,117
IDR 45,000,000	8.250%, 03/11/18	3,519
IDR61,280,000	8.375%, 03/15/34	4,858
IDR 47,768,000	9.000%, 03/15/29	4,011
IDR 14,225,000	9.500%, 07/15/31	1,239
IDR 6,600,000	10.500%, 08/15/30	617

		17,361

	Kenya — 0.2%
600	Citigroup, Inc., CLN, 12.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/15/32; credit rating B) (i)	522

	Malaysia — 4.6%
	Malaysia Government Bond,
MYR7,600	3.480%, 03/15/23	2,076
MYR10,200	3.492%, 03/31/20	2,845
MYR5,900	3.844%, 04/15/33	1,585
MYR8,660	3.892%, 03/15/27	2,386
MYR7,600	4.048%, 09/30/21	2,162
MYR 3,600	4.160%, 07/15/21	1,032

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Malaysia — continued
MYR 5,800	4.181%, 07/15/24	1,663

		13,749

	Mexico — 9.7%
	United Mexican States,
MXN 31,844	3.500%, 12/14/17	2,185
MXN 2,861	4.000%, 11/15/40	201
MXN 46,705	4.500%, 12/04/25	3,473
MXN 77,000	7.250%, 12/15/16	5,292
MXN 61,400	7.500%, 06/03/27	4,465
MXN 45,100	7.750%, 11/13/42	3,393
MXN 90,450	8.500%, 05/31/29	7,154
MXN9,050	8.500%, 11/18/38	731
MXN 22,470	10.000%, 11/20/36	2,075

		28,969

	Nigeria — 0.2%
NGN 158,925	Nigeria Government Bond, 10.000%, 07/23/30	592

	Peru — 2.4%
	Republic of Peru,
PEN4,250	5.700%, 08/12/24, GDN (e)	1,334
PEN 3,691	Reg. S, 6.900%, 08/12/37, GDN	1,192
PEN14,346	Reg. S, 6.950%, 08/12/31, GDN	4,724

		7,250

	Philippines — 0.5%
	Republic of Philippines,
PHP 10,000	3.900%, 11/26/22	223
PHP 18,000	6.125%, 10/24/37	478
PHP 22,000	6.250%, 01/14/36	566
PHP 6,984	8.000%, 07/19/31	224

		1,491

	Poland — 3.4%
	Republic of Poland,
PLN2,300	3.250%, 07/25/25	674
PLN100	5.250%, 10/25/17	30
PLN3,400	5.250%, 10/25/20	1,089
PLN8,710	5.750%, 09/23/22	2,955
PLN6,876	5.750%, 04/25/29	2,559
PLN10,000	6.250%, 10/24/15	2,839

		10,146

	Romania — 2.8%
	Republic of Romania,
RON9,400	4.750%, 02/24/25	2,639
RON3,750	5.750%, 04/29/20	1,095

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	Romania — continued
RON2,830	5.850%, 04/26/23	848
RON14,030	5.900%, 07/26/17	3,873

		8,455

	Russia — 4.5%
	Russian Federation,
RUB256,274	6.700%, 05/15/19	4,308
RUB70,000	6.800%, 12/11/19	1,164
RUB27,100	7.000%, 01/25/23	431
RUB67,400	7.000%, 08/16/23	1,062
RUB51,760	7.500%, 02/27/19	904
RUB72,400	7.600%, 04/14/21	1,220
RUB 256,700	7.600%, 07/20/22	4,240

		13,329

	South Africa — 7.0%
	Republic of South Africa,
ZAR33,300	6.250%, 03/31/36	2,180
ZAR74,515	7.000%, 02/28/31	5,486
ZAR44,000	7.250%, 01/15/20	3,671
ZAR71,086	8.750%, 02/28/48	6,055
ZAR36,300	10.500%, 12/21/26	3,632

		21,024

	Thailand — 4.9%
	Thailand Government Bond,
THB62,700	3.580%, 12/17/27	2,053
THB59,850	3.625%, 06/16/23	1,969
THB67,900	3.850%, 12/12/25	2,303
THB176,100	3.875%, 06/13/19	5,728
THB31,498	4.875%, 06/22/29	1,176
THB21,323	Reg. S, 1.200%, 07/14/21	628
THB23,714	Reg. S, 1.250%, 03/12/28	659

		14,516

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Turkey — 8.0%
	Republic of Turkey,
TRY890	7.100%, 03/08/23	293
TRY7,900	8.200%, 11/16/16	2,892
TRY7,450	8.500%, 07/10/19	2,694
TRY4,028	8.500%, 09/14/22	1,451
TRY5,500	8.800%, 11/14/18	2,015
TRY910	8.800%, 09/27/23	331
TRY11,392	9.000%, 03/08/17	4,219
TRY6,100	9.000%, 07/24/24	2,267
TRY4,440	9.500%, 01/12/22	1,679
TRY1,230	10.400%, 03/20/24	492
TRY 13,859	10.500%, 01/15/20	5,449

		23,782

	Total Foreign Government Securities (Cost $233,746)	213,901

SHARES
Short-Term Investment — 24.1%
	Investment Company — 24.1%
71,917	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $71,917)	71,917

	Total Investments — 95.8% (Cost $305,663)	285,818
	Other Assets in Excess of Liabilities — 4.2%	12,685

	NET ASSETS — 100.0%	$298,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
107	90-Day EURODollar	03/14/16	26,537	(3)
	Short Futures Outstanding
(107)	90-Day EURODollar	03/13/17	(26,339)	4

				1

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,375	AUD	Citibank, N.A.	06/17/15	5,587	5,822	235
9,351	BRL	Deutsche Bank AG†	06/17/15	2,935	3,056	121
1,415	BRL	Credit Suisse International†	07/15/15	456	458	2
21,717	BRL	Deutsche Bank AG†	07/15/15	6,764	7,030	266
9,352	BRL	HSBC Bank, N.A.†	07/15/15	2,820	3,027	207
7,511	CAD	TD Bank Financial Group	06/17/15	6,100	6,222	122
1,840,533	CLP	Credit Suisse International†	06/17/15	2,886	2,996	110
228,727	CLP	HSBC Bank, N.A.†	07/15/15	371	372	1
7,433,299	COP	Deutsche Bank AG†	06/17/15	2,886	3,107	221
7,092,371	COP	HSBC Bank, N.A.†	06/17/15	2,966	2,965	(1)
18,638,071	COP	HSBC Bank, N.A.†	07/15/15	7,263	7,769	506
5,340	EUR	Citibank, N.A.	06/17/15	5,718	6,000	282
788,557	HUF	Barclays Bank plc	07/15/15	2,863	2,910	47
18,789,521	IDR	BNP Paribas†	07/15/15	1,428	1,421	(7)
38,224,200	IDR	Credit Suisse International†	07/15/15	2,874	2,890	16
115,392,003	IDR	Deutsche Bank AG†	07/15/15	8,692	8,726	34
14,022,216	IDR	Standard Chartered Bank†	07/15/15	1,060	1,060	— (h)
176,451	MXN	TD Bank Financial Group	06/17/15	11,228	11,464	236
42,781	MXN	Deutsche Bank AG	07/15/15	2,775	2,774	(1)
8,994	MXN	State Street Corp.	07/15/15	599	583	(16)
56,154	MYR	Credit Suisse International†	07/15/15	15,304	15,644	340
1,120	PEN	Credit Suisse International†	07/15/15	354	353	(1)
6,725	PLN	Citibank, N.A.	07/15/15	1,818	1,864	46
16,143	PLN	Credit Suisse International	07/15/15	4,396	4,473	77
1,770	PLN	Goldman Sachs International	07/15/15	489	490	1
11,590	PLN	HSBC Bank, N.A.	07/15/15	3,174	3,212	38
59,678	PLN	Westpac Banking Corp.	07/15/15	15,916	16,537	621
63,864	RUB	Credit Suisse International†	07/15/15	1,108	1,206	98
84,622	RUB	HSBC Bank, N.A.†	07/15/15	1,594	1,599	5
7,884	SGD	BNP Paribas	06/17/15	5,967	5,953	(14)
11,916	SGD	Merrill Lynch International	06/17/15	8,559	8,998	439
599	SGD	Union Bank of Switzerland AG	06/17/15	430	452	22
3,962	SGD	TD Bank Financial Group	07/15/15	2,935	2,990	55
193,305	THB	TD Bank Financial Group	06/17/15	5,875	5,856	(19)
28,614	THB	Citibank, N.A.	07/15/15	863	866	3
312,824	THB	Deutsche Bank AG	07/15/15	9,561	9,469	(92)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,424	TRY	Barclays Bank plc	07/15/15	2,781	2,719	(62)
8,841	TRY	Deutsche Bank AG	07/15/15	3,249	3,237	(12)
1,794	TRY	HSBC Bank, N.A.	07/15/15	677	657	(20)
5,000	TRY	Westpac Banking Corp.	07/15/15	1,885	1,831	(54)
35,863	ZAR	HSBC Bank, N.A.	06/17/15	2,909	2,992	83
120,082	ZAR	Barclays Bank plc	07/15/15	10,015	9,972	(43)
47,338	ZAR	Credit Suisse International	07/15/15	3,925	3,931	6
33,552	ZAR	Deutsche Bank AG	07/15/15	2,791	2,786	(5)
				184,846	188,739	3,893

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,375	AUD	Westpac Banking Corp.	06/17/15	5,583	5,822	(239)
9,127	BRL	HSBC Bank, N.A.†	06/17/15	2,980	2,983	(3)
8,576	BRL	TD Bank Financial Group†	06/17/15	2,662	2,802	(140)
9,774	BRL	Credit Suisse International†	07/15/15	3,068	3,164	(96)
8,238	BRL	Deutsche Bank AG†	07/15/15	2,610	2,667	(57)
6,198	BRL	HSBC Bank, N.A.†	07/15/15	2,008	2,006	2
7,511	CAD	Westpac Banking Corp.	06/17/15	5,915	6,222	(307)
1,840,533	CLP	Deutsche Bank AG†	06/17/15	2,980	2,997	(17)
7,433,299	COP	HSBC Bank, N.A.†	06/17/15	2,814	3,107	(293)
1,567,948	COP	Credit Suisse International†	07/15/15	598	654	(56)
5,340	EUR	Westpac Banking Corp.	06/17/15	5,747	6,000	(253)
315,968	HUF	Credit Suisse International	07/15/15	1,115	1,166	(51)
188,435	HUF	Deutsche Bank AG	07/15/15	671	695	(24)
55,682,982	IDR	Credit Suisse International†	07/15/15	4,213	4,210	3
7,525,130	IDR	Deutsche Bank AG†	07/15/15	567	569	(2)
23,454,494	IDR	HSBC Bank, N.A.†	07/15/15	1,773	1,773	— (h)
180,568	INR	HSBC Bank, N.A.†	06/17/15	2,842	2,813	29
88,083	MXN	HSBC Bank, N.A.	06/17/15	5,751	5,723	28
54,618	MXN	Deutsche Bank AG	07/15/15	3,587	3,541	46
1,684	PEN	Credit Suisse International†	07/15/15	530	532	(2)
4,619	PEN	Deutsche Bank AG†	07/15/15	1,468	1,457	11
3,012	PLN	Deutsche Bank AG	07/15/15	791	834	(43)
1,504	PLN	State Street Corp.	07/15/15	400	417	(17)
3,185	RON	Deutsche Bank AG	07/15/15	760	807	(47)
3,065	RON	Union Bank of Switzerland AG	07/15/15	736	777	(41)
59,279	RUB	Deutsche Bank AG†	07/15/15	974	1,119	(145)
23,543	RUB	HSBC Bank, N.A.†	07/15/15	455	445	10
4,064	SGD	Australia and New Zealand Banking Group Limited	06/17/15	2,957	3,069	(112)
16,335	SGD	Westpac Banking Corp.	06/17/15	11,721	12,334	(613)
3,962	SGD	Australia and New Zealand Banking Group Limited	07/15/15	2,903	2,990	(87)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
193,305	THB	HSBC Bank, N.A.	06/17/15	5,802	5,856	(54)
37,262	THB	Citibank, N.A.	07/15/15	1,127	1,128	(1)
8,066	TRY	HSBC Bank, N.A.	06/17/15	2,938	2,978	(40)
13,235	TRY	Citibank, N.A.	07/15/15	4,885	4,847	38
1,887	TRY	Deutsche Bank AG	07/15/15	693	691	2
783	TRY	Standard Chartered Bank	07/15/15	281	287	(6)
71,547	ZAR	Citibank, N.A.	06/17/15	5,865	5,969	(104)
35,863	ZAR	HSBC Bank, N.A.	06/17/15	2,869	2,992	(123)
6,652	ZAR	Deutsche Bank AG	07/15/15	547	552	(5)
6,716	ZAR	State Street Corp.	07/15/15	552	558	(6)
29,028	ZAR	Union Bank of Switzerland AG	07/15/15	2,382	2,411	(29)
				109,120	111,964	(2,844)

Interest Rate Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE		NOTIONAL AMOUNT	VALUE
Bank of America N.A.	Brazilian CDI at maturity	13.600% at maturity	01/04/16	BRL	75,000	(6)
Bank of America N.A.	Brazilian CDI at maturity	11.680% at maturity	01/02/17	BRL	46,200	(338)
Bank of America N.A.	3 month JIBAR quarterly	7.380% quarterly	04/25/17	ZAR	198,900	18
Bank of America N.A.	3 month JIBAR quarterly	7.210% quarterly	04/28/17	ZAR	99,450	(4)
Bank of America N.A.	3 month JIBAR quarterly	7.210% quarterly	04/29/17	ZAR	99,450	(4)
Bank of America N.A.	Brazilian CDI at maturity	12.800% at maturity	01/02/18	BRL	19,300	(27)
Bank of America N.A.	3 month JIBAR quarterly	7.970% quarterly	05/14/24	ZAR	20,000	20
Citibank, N.A.	1 month TIIE monthly	4.600% monthly	03/08/17	MXN	215,000	116
Citibank, N.A.	3 month JIBAR quarterly	6.030% quarterly	03/15/18	ZAR	37,500	(87)
Citibank, N.A.	6 month WIBOR semi-annually	3.660% annually	09/26/18	PLN	9,500	201
Citibank, N.A.	3 month KLIBOR quarterly	4.295% quarterly	09/24/23	MYR	5,880	77
Citibank, N.A.	6 month THBFIX semi-annually	3.870% semi-annually	09/26/23	THB	65,000	241
Citibank, N.A.	6.340% monthly	1 month TIIE monthly	02/26/25	MXN	60,000	(91)
Deutsche Bank AG (New York)	3 month JIBAR quarterly	7.865% quarterly	09/23/23	ZAR	21,000	11

						127

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	11

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — 9.9%
	Netherlands — 4.8%
EUR15	Deutsche Telekom International Finance B.V., 6.000%, 01/20/17	18
GBP2,000	Nederlandse Waterschapsbank N.V., 2.125%, 09/07/16	3,126

		3,144

	United Kingdom — 4.9%
EUR50	BAT International Finance plc, 5.375%, 06/29/17	62
GBP2,000	Network Rail Infrastructure Finance plc, 4.875%, 11/27/15	3,144

		3,206

	United States — 0.2%
EUR50	Cellco Partnership/Verizon Wireless Capital LLC, Reg. S, 8.750%, 12/18/15	59
EUR50	Morgan Stanley, 5.500%, 10/02/17	63

		122

	Total Corporate Bonds (Cost $6,427)	6,472

Foreign Government Securities — 58.8%
	Australia — 0.3%
AUD258	New South Wales Treasury Corp., 5.500%, 03/01/17 (m)	217

	Austria — 4.9%
EUR2,830	Republic of Austria, 3.500%, 07/15/15 (e) (m)	3,200

	Brazil — 4.2%
BRL8,720	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 01/01/17 (m)	2,753

	Canada — 4.8%
	Government of Canada,
CAD850	1.000%, 05/01/15 (m)	705
CAD2,820	4.000%, 06/01/16 (m)	2,420

		3,125

	Denmark — 3.1%
EUR1,750	Kingdom of Denmark, Reg. S, 2.750%, 03/16/16 (m)	2,013

	Finland — 9.7%
	Republic of Finland,
EUR2,440	4.250%, 07/04/15 (e) (m)	2,760
GBP2,350	VAR, 0.615%, 02/25/16 (m)	3,609

		6,369

	Germany — 0.3%
	Bundesrepublik Deutschland,
EUR60	3.500%, 07/04/19 (m)	77
EUR50	4.250%, 07/04/18 (m)	64

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Germany — continued
	Kreditanstalt fuer Wiederaufbau,
EUR25	3.875%, 01/21/19	32
EUR30	4.125%, 07/04/17	37

		210

	Indonesia — 4.4%
IDR 37,160,000	Republic of Indonesia, 9.500%, 06/15/15 (m)	2,875

	Malaysia — 2.1%
MYR4,900	Malaysia Government Bond, 4.160%, 07/15/21 (m)	1,405

	Mexico — 4.5%
MXN43,400	United Mexican States, 8.000%, 12/17/15 (m)	2,913

	Netherlands — 14.2%
	Bank Nederlandse Gemeenten N.V.,
JPY435,000	1.850%, 11/07/16	3,746
GBP2,000	2.375%, 12/23/15	3,102
AUD2,950	5.625%, 02/16/17	2,454

		9,302

	Philippines — 3.0%
PHP77,250	Republic of Philippines, 6.500%, 04/28/21 (m)	1,975

	Thailand — 3.3%
THB67,000	Kingdom of Thailand, 3.650%, 12/17/21 (m)	2,192

	Total Foreign Government Securities (Cost $47,435)	38,549

Supranational — 19.3%
	European Investment Bank,
JPY422,000	1.400%, 06/20/17	3,648
GBP2,170	3.000%, 12/07/15	3,377
EUR3,256	European Union, 3.625%, 04/06/16	3,781
AUD2,282	International Bank for Reconstruction & Development, 5.130%, 07/14/15	1,816

	Total Supranational (Cost $15,590)	12,622

SHARES
Short-Term Investment — 7.9%
	Investment Company — 7.9%
5,199	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $5,199)	5,199

	Total Investments — 95.9% (Cost $74,651)	62,842
	Other Assets in Excess of Liabilities — 4.1%	2,675

	NET ASSETS — 100.0%	$65,517

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2015

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,975	ARS	HSBC Bank, N.A. †	05/06/15	440	447	7
3,727	ARS	Credit Suisse International †	06/03/15	412	411	(1)
4,617	AUD	Morgan Stanley	05/06/15	3,610	3,654	44
5,781	BRL	Credit Suisse International †	05/06/15	1,938	1,917	(21)
1,633	BRL	HSBC Bank, N.A. †	05/06/15	518	542	24
4,161	CAD	Citibank, N.A.	05/06/15	3,333	3,449	116
3,214	CAD	Deutsche Bank AG	05/06/15	2,533	2,664	131
6,869	CAD	Citibank, N.A.	06/03/15	5,641	5,691	50
280	CAD	Morgan Stanley	06/03/15	232	232	—	(h)
854	CAD	Westpac Banking Corp.	06/03/15	708	708	—	(h)
1,224	CHF	Citibank, N.A.	05/06/15	1,282	1,312	30
1,156	CHF	HSBC Bank, N.A.	06/03/15	1,213	1,241	28
391,906	CLP	Deutsche Bank AG †	05/06/15	625	641	16
375,151	CLP	Credit Suisse International †	06/03/15	608	611	3
89,507	CNY	Goldman Sachs International †	05/06/15	14,521	14,485	(36)
83,328	CNY	Goldman Sachs International †	06/03/15	13,553	13,582	29
1,248,300	COP	Deutsche Bank AG †	05/06/15	491	524	33
1,193,122	COP	Credit Suisse International †	06/03/15	481	499	18
307	EUR	BNP Paribas	05/06/15	333	344	11
388	EUR	Deutsche Bank AG	05/06/15	419	436	17
1,105	EUR	Royal Bank of Canada	05/06/15	1,196	1,241	45
217	EUR	Morgan Stanley	06/03/15	239	244	5
9,409	GBP	Morgan Stanley	05/06/15	14,246	14,443	197
160	GBP	Morgan Stanley	06/03/15	246	246	—	(h)
7,398	HKD	Citibank, N.A.	05/06/15	955	955	—	(h)
6,955	HKD	HSBC Bank, N.A.	06/03/15	897	897	—	(h)
37,677,052	IDR	Deutsche Bank AG †	05/06/15	2,903	2,905	2
2,974	ILS	Citibank, N.A.	05/06/15	757	770	13
2,866	ILS	Barclays Bank plc	06/03/15	729	742	13
85,508	INR	Deutsche Bank AG †	05/06/15	1,345	1,345	—	(h)
89,371	INR	HSBC Bank, N.A. †	05/06/15	1,427	1,406	(21)
85,508	INR	Deutsche Bank AG †	06/03/15	1,332	1,336	4
447,508	JPY	Goldman Sachs International	05/07/15	3,733	3,748	15
3,101,958	KRW	Credit Suisse International †	05/06/15	2,810	2,890	80
98,894	KRW	HSBC Bank, N.A. †	05/06/15	92	92	—	(h)
2,973,134	KRW	Morgan Stanley †	05/06/15	2,780	2,769	(11)
29,930	KRW	Westpac Banking Corp. †	05/06/15	28	28	—	(h)
2,973,134	KRW	Morgan Stanley †	06/03/15	2,741	2,758	17
93,877	MXN	Citibank, N.A.	05/06/15	6,286	6,118	(168)
88,346	MXN	HSBC Bank, N.A.	06/03/15	5,728	5,746	18
1,222	MYR	Goldman Sachs International †	05/06/15	341	343	2
1,222	MYR	HSBC Bank, N.A. †	05/06/15	345	343	(2)
75,339	PHP	Deutsche Bank AG †	05/06/15	1,702	1,691	(11)
61,517	RUB	Credit Suisse International †	05/06/15	1,035	1,193	158
55,261	RUB	Goldman Sachs International †	06/03/15	1,070	1,060	(10)
2,825	SAR	Union Bank of Switzerland AG	05/06/15	753	753	—	(h)
2,611	SAR	Citibank, N.A.	06/03/15	696	696	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	13

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
653	SEK	Union Bank of Switzerland AG	05/06/15	77	78	1
653	SEK	HSBC Bank, N.A.	06/03/15	76	79	3
1,795	SGD	Goldman Sachs International	05/06/15	1,314	1,356	42
1,670	SGD	HSBC Bank, N.A.	06/03/15	1,247	1,261	14
41,186	THB	HSBC Bank, N.A.	05/06/15	1,269	1,249	(20)
55,363	TWD	HSBC Bank, N.A. †	05/06/15	1,778	1,808	30
52,133	TWD	Deutsche Bank AG †	06/03/15	1,693	1,702	9
				116,757	117,681	924

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,727	ARS	Credit Suisse International †	05/06/15	418	419	(1)
248	ARS	HSBC Bank, N.A. †	05/06/15	27	27	— (h)
4,536	AUD	Australia and New Zealand Banking Group Limited	05/06/15	3,575	3,589	(14)
27	AUD	Goldman Sachs International	05/06/15	21	22	(1)
54	AUD	Standard Chartered Bank	05/06/15	41	43	(2)
4,617	AUD	Morgan Stanley	06/03/15	3,604	3,647	(43)
75	AUD	Royal Bank of Canada	06/03/15	60	60	— (h)
89	BRL	BNP Paribas †	05/06/15	28	30	(2)
7,064	BRL	Deutsche Bank AG †	05/06/15	2,225	2,342	(117)
261	BRL	HSBC Bank, N.A. †	05/06/15	82	87	(5)
5,983	BRL	Credit Suisse International †	06/03/15	1,986	1,964	22
81	BRL	Goldman Sachs International †	06/03/15	27	27	— (h)
217	CAD	Australia and New Zealand Banking Group Limited	05/06/15	172	180	(8)
6,929	CAD	Citibank, N.A.	05/06/15	5,690	5,742	(52)
113	CAD	Goldman Sachs International	05/06/15	90	94	(4)
116	CAD	Royal Bank of Canada	05/06/15	95	97	(2)
72	CAD	Goldman Sachs International	06/03/15	59	59	— (h)
349	CAD	Royal Bank of Canada	06/03/15	285	289	(4)
34	CHF	Australia and New Zealand Banking Group Limited	05/06/15	35	37	(2)
33	CHF	Citibank, N.A.	05/06/15	35	36	(1)
1,156	CHF	HSBC Bank, N.A.	05/06/15	1,211	1,239	(28)
69	CHF	Barclays Bank plc	06/03/15	72	74	(2)
375,151	CLP	Credit Suisse International †	05/06/15	610	613	(3)
16,755	CLP	HSBC Bank, N.A. †	05/06/15	27	27	— (h)
20,008	CLP	HSBC Bank, N.A. †	06/03/15	33	33	— (h)
168	CNY	BNP Paribas †	05/06/15	27	27	— (h)
83,838	CNY	Goldman Sachs International †	05/06/15	13,665	13,567	98
5,501	CNY	HSBC Bank, N.A. †	05/06/15	893	890	3
2,566	CNY	HSBC Bank, N.A. †	06/03/15	418	419	(1)
565	CNY	Union Bank of Switzerland AG †	06/03/15	92	92	— (h)
1,193,122	COP	Credit Suisse International †	05/06/15	482	501	(19)
55,178	COP	HSBC Bank, N.A. †	05/06/15	21	23	(2)
63,479	COP	Goldman Sachs International †	06/03/15	27	27	— (h)

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,526	EUR	Australia and New Zealand Banking Group Limited	05/06/15	1,675	1,713	(38)
38	EUR	Citibank, N.A.	05/06/15	40	42	(2)
59	EUR	Goldman Sachs International	05/06/15	62	66	(4)
32	EUR	National Australia Bank	05/06/15	34	36	(2)
32	EUR	Royal Bank of Canada	05/06/15	34	36	(2)
38	EUR	Societe Generale	05/06/15	41	43	(2)
38	EUR	Standard Chartered Bank	05/06/15	41	43	(2)
38	EUR	Union Bank of Switzerland AG	05/06/15	41	42	(1)
168	EUR	Goldman Sachs International	06/03/15	179	188	(9)
165	EUR	HSBC Bank, N.A.	06/03/15	178	186	(8)
1,165	EUR	Royal Bank of Canada	06/03/15	1,262	1,309	(47)
9,400	GBP	Australia and New Zealand Banking Group Limited	05/06/15	14,029	14,429	(400)
9	GBP	BNP Paribas	05/06/15	14	15	(1)
9,453	GBP	Morgan Stanley	06/03/15	14,310	14,508	(198)
211	HKD	Deutsche Bank AG	05/06/15	27	27	— (h)
6,955	HKD	HSBC Bank, N.A.	05/06/15	897	897	— (h)
233	HKD	Royal Bank of Canada	05/06/15	30	30	— (h)
414	HKD	BNP Paribas	06/03/15	54	54	— (h)
36,952,400	IDR	Goldman Sachs International†	05/06/15	2,834	2,849	(15)
724,652	IDR	HSBC Bank, N.A. †	05/06/15	55	56	(1)
37,677,052	IDR	Deutsche Bank AG †	06/03/15	2,878	2,881	(3)
437,595	IDR	HSBC Bank, N.A. †	06/03/15	33	33	— (h)
2,866	ILS	Barclays Bank plc	05/06/15	729	742	(13)
109	ILS	BNP Paribas	05/06/15	27	28	(1)
155	ILS	Barclays Bank plc	06/03/15	39	40	(1)
85,508	INR	Deutsche Bank AG †	05/06/15	1,340	1,345	(5)
89,371	INR	HSBC Bank, N.A. †	05/06/15	1,407	1,407	— (h)
3,382	INR	HSBC Bank, N.A. †	06/03/15	53	52	1
430,229	JPY	Australia and New Zealand Banking Group Limited	05/07/15	3,606	3,603	3
4,090	JPY	Barclays Bank plc	05/07/15	34	34	— (h)
3,234	JPY	State Street Corp.	05/07/15	27	27	— (h)
9,954	JPY	Union Bank of Switzerland AG	05/07/15	83	84	(1)
447,508	JPY	Goldman Sachs International	06/03/15	3,734	3,749	(15)
18,972	JPY	Royal Bank of Canada	06/03/15	159	159	— (h)
3,101,958	KRW	Credit Suisse International †	05/06/15	2,901	2,890	11
98,894	KRW	HSBC Bank, N.A. †	05/06/15	89	92	(3)
2,973,134	KRW	Morgan Stanley †	05/06/15	2,743	2,769	(26)
29,930	KRW	Westpac Banking Corp. †	05/06/15	27	28	(1)
28,490	KRW	Deutsche Bank AG †	06/03/15	26	26	— (h)
86,823	KRW	HSBC Bank, N.A. †	06/03/15	80	81	(1)
2,819	MXN	Australia and New Zealand Banking Group Limited	05/06/15	186	184	2
313	MXN	Deutsche Bank AG	05/06/15	20	20	— (h)
1,155	MXN	Goldman Sachs International	05/06/15	75	75	— (h)
88,656	MXN	HSBC Bank, N.A.	05/06/15	5,760	5,778	(18)
412	MXN	Merrill Lynch International	05/06/15	27	27	— (h)
521	MXN	State Street Corp.	05/06/15	34	34	— (h)
2,068	MXN	Barclays Bank plc	06/03/15	133	134	(1)
1,924	MXN	Citibank, N.A.	06/03/15	125	125	— (h)
1,318	MXN	Goldman Sachs International	06/03/15	86	86	— (h)
1,222	MYR	Goldman Sachs International †	05/06/15	344	343	1
1,222	MYR	HSBC Bank, N.A. †	05/06/15	333	343	(10)
1,222	MYR	Goldman Sachs International †	06/03/15	340	341	(1)
195	MYR	HSBC Bank, N.A. †	06/03/15	54	55	(1)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	15

JPMorgan International Currency Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
75,339	PHP	HSBC Bank, N.A. †	05/06/15	1,683	1,691	(8)
75,339	PHP	Deutsche Bank AG †	06/03/15	1,698	1,687	11
57,283	RUB	Goldman Sachs International †	05/06/15	1,116	1,111	5
4,234	RUB	HSBC Bank, N.A. †	05/06/15	76	82	(6)
2,478	RUB	HSBC Bank, N.A. †	06/03/15	46	48	(2)
101	SAR	BNP Paribas	05/06/15	27	27	— (h)
2,611	SAR	Citibank, N.A.	05/06/15	696	696	— (h)
113	SAR	HSBC Bank, N.A.	05/06/15	30	30	— (h)
653	SEK	HSBC Bank, N.A.	05/06/15	75	78	(3)
29	SGD	Australia and New Zealand Banking Group Limited	05/06/15	21	22	(1)
1,670	SGD	HSBC Bank, N.A.	05/06/15	1,248	1,262	(14)
96	SGD	Royal Bank of Canada	05/06/15	70	72	(2)
87	SGD	Goldman Sachs International	06/03/15	66	66	— (h)
2,196	THB	HSBC Bank, N.A.	05/06/15	67	66	1
38,990	THB	Union Bank of Switzerland AG	05/06/15	1,196	1,183	13
1,517	THB	Citibank, N.A.	06/03/15	47	46	1
41,186	THB	HSBC Bank, N.A.	06/03/15	1,267	1,249	18
52,133	TWD	Deutsche Bank AG †	05/06/15	1,691	1,702	(11)
1,076	TWD	Goldman Sachs International †	05/06/15	35	35	— (h)
2,154	TWD	HSBC Bank, N.A. †	05/06/15	69	70	(1)
1,867	TWD	HSBC Bank, N.A. †	06/03/15	60	61	(1)
				110,786	111,791	(1,005)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2015

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CDI	— Certificado de Deposito Interbancario
CHF	— Swiss Franc
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of April 30, 2015. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
CNY	— China Yuan
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
GDN	— Global Depository Note
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JIBAR	— Johannesburg Interbank Agreed Rate
JPY	— Japanese Yen
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigeria Naira
PEN	— Peruvian Nuevo Sol
PHP	— Phillipine Peso
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SAR	— Saudi Arabia Riyal
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
THBFIX	— Thai Baht Interest Rate Fixing
TRY	— Turkish Lira
TIIE	— Tasa de Interés Interbancaria de Equilibrio
TWD	— Taiwan Dollar
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2015.
WIBOR	— Warsaw Interbank Offered Rate
ZAR	— South African Rand

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144a of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.
†	— Non-deliverable forward. See Note 2.C. in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
ASSETS:
Investments in non-affiliates, at value	$213,901	$57,643
Investments in affiliates, at value	71,917	5,199

Total investment securities, at value	285,818	62,842
Restricted cash	540	—
Cash	4,520	1,430
Foreign currency, at value	1,551	47
Receivables:
Investment securities sold	496	1,042
Fund shares sold	2,163	—
Interest from non-affiliates	4,669	858
Dividends from affiliates	3	—	(a)
Tax reclaims	17	—
Variation margin on futures contracts	5	—
Unrealized appreciation on forward foreign currency exchange contracts	4,409	1,415
Outstanding swap contracts, at value	684	—

Total Assets	304,875	67,634

LIABILITIES:
Payables:
Investment securities purchased	2,182	—
Fund shares redeemed	15	418
Unrealized depreciation on forward foreign currency exchange contracts	3,360	1,496
Outstanding swap contracts, at value	557	—
Accrued liabilities:
Investment advisory fees	94	14
Distribution fees	6	1
Shareholder servicing fees	24	4
Custodian and accounting fees	80	128
Collateral management fees	3	—
Other	51	56

Total Liabilities	6,372	2,117

Net Assets	$298,503	$65,517

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
NET ASSETS:
Paid-in-Capital	$346,577	$82,900
Accumulated undistributed (distributions in excess of) net investment income	3,149	162
Accumulated net realized gains (losses)	(32,534)	(5,639)
Net unrealized appreciation (depreciation)	(18,689)	(11,906)

Total Net Assets	$298,503	$65,517

Net Assets:
Class A	$28,749	$4,172
Class C	49	432
Class R2	43	—
Class R5	44	—
Class R6	149,257	—
Select Class	120,361	60,913

Total	$298,503	$65,517

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,378	411
Class C	6	44
Class R2	5	—
Class R5	5	—
Class R6	17,372	—
Select Class	14,079	5,949

Net Asset Value (a):
Class A — Redemption price per share	$8.51	$10.14
Class C — Offering price per share (b)	8.43	9.81
Class R2 — Offering and redemption price per share	8.48	—
Class R5 — Offering and redemption price per share	8.58	—
Class R6 — Offering and redemption price per share	8.59	—
Select Class — Offering and redemption price per share	8.55	10.24
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.84	$10.54

Cost of investments in non-affiliates	$233,746	$69,452
Cost of investments in affiliates	71,917	5,199
Cost of foreign currency	1,567	47

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	19

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,870	$820
Interest income from affiliates	11	—
Dividend income from affiliates	16	1
Foreign taxes withheld	(296)	(28)

Total investment income	7,601	793

EXPENSES:
Investment advisory fees	1,035	230
Administration fees	121	34
Distribution fees:
Class A	32	6
Class C	— (a)	2
Class R2	— (a)	—
Shareholder servicing fees:
Class A	32	6
Class C	— (a)	— (a)
Class R2	— (a)	—
Class R5	— (a)	—
Select Class	156	98
Custodian and accounting fees	94	26
Interest expense to affiliates	1	— (a)
Professional fees	50	33
Collateral management fees	3	—
Trustees’ and Chief Compliance Officer’s fees	1	— (a)
Printing and mailing costs	11	— (a)
Registration and filing fees	45	30
Transfer agent fees	6	5
Sub-transfer agent fee (see Note 2.F.)	47	4
Other	3	5

Total expenses	1,637	479

Less fees waived	(397)	(229)
Less expense reimbursements	(14)	— (a)

Net expenses	1,226	250

Net investment income (loss)	6,375	543

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(16,754)	(6,417)
Futures	31	—
Foreign currency transactions	(7,754)	1,544
Options written	167	—
Swaps	47	—

Net realized gain (loss)	(24,263)	(4,873)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(9,009)	(975)
Futures	(46)	—
Foreign currency translations	701	33
Swaps	(122)	—

Change in net unrealized appreciation/depreciation	(8,476)	(942)

Net realized/unrealized gains (losses)	(32,739)	(5,815)

Change in net assets resulting from operations	$(26,364)	$(5,272)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,375	$9,461	$543	$3,530
Net realized gain (loss)	(24,263)	(15,311)	(4,873)	(16,999)
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(8,476)	(6,026)	(942)	906

Change in net assets resulting from operations	(26,364)	(11,876)	(5,272)	(12,562)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12)	—	—	—
Class R5
From net investment income	— (a)	—	—	—
Class R6
From net investment income	(166)	—	—	—
Select Class
From net investment income	(87)	—	—	—

Total distributions to shareholders	(265)	—	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,030	175,496	(41,460)	(490,914)

NET ASSETS:
Change in net assets	(15,599)	163,620	(46,732)	(503,476)
Beginning of period	314,102	150,482	112,249	615,725

End of period	$298,503	$314,102	$65,517	$112,249

Accumulated undistributed (distributions in excess of) net investment income	$3,149	$(2,961)	$162	$(381)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund		International Currency Income Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,978	$28,321	$749	$3,043
Distributions reinvested	5	—	—	—
Cost of shares redeemed	(5,327)	(2,187)	(2,438)	(9,197)

Change in net assets resulting from Class A capital transactions	$5,656	$26,134	$(1,689)	$(6,154)

Class C
Proceeds from shares issued	$—	$8	$18	$250
Cost of shares redeemed	—	—	(179)	(498)

Change in net assets resulting from Class C capital transactions	$—	$8	$(161)	$(248)

Class R5
Distributions reinvested	— (a)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$— (a)	$—	$—	$—

Class R6
Proceeds from shares issued	$10,617	$149,925	$—	$—
Distributions reinvested	160	—	—	—
Cost of shares redeemed	(1,852)	(311)	—	—

Change in net assets resulting from Class R6 capital transactions	$8,925	$149,614	$—	$—

Select Class
Proceeds from shares issued	$782	$10,426	$1,065	$53,700
Distributions reinvested	87	—	—	—
Cost of shares redeemed	(4,420)	(10,686)	(40,675)	(538,212)

Change in net assets resulting from Select Class capital transactions	$(3,551)	$(260)	$(39,610)	$(484,512)

Total change in net assets resulting from capital transactions	$11,030	$175,496	$(41,460)	$(490,914)

SHARE TRANSACTIONS:
Class A
Issued	1,269	2,935	74	277
Reinvested	1	—	—	—
Redeemed	(616)	(229)	(237)	(841)

Change in Class A Shares	654	2,706	(163)	(564)

Class C
Issued	—	1	2	23
Redeemed	—	—	(18)	(47)

Change in Class C Shares	—	1	(16)	(24)

Class R5
Reinvested	— (a)	—	—	—

Change in Class R5 Shares	— (a)	—	—	—

Class R6
Issued	1,213	15,450	—	—
Reinvested	18	—	—	—
Redeemed	(211)	(33)	—	—

Change in Class R6 Shares	1,020	15,417	—	—

Select Class
Issued	90	1,073	103	4,842
Reinvested	10	—	—	—
Redeemed	(533)	(1,110)	(3,943)	(48,910)

Change in Select Class Shares	(433)	(37)	(3,840)	(44,068)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Emerging Markets Local Currency Debt Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$9.30	$0.17	(f)	$(0.96)	$(0.79)	$— (g)	$—	$—	$— (g)
Year Ended October 31, 2014	9.69	0.39	(f)	(0.78)	(0.39)	—	—	—	—
Year Ended October 31, 2013	10.27	0.33	(f)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)	(0.15)
June 29, 2012(i) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—	(0.05)

Class C
Six Months Ended April 30, 2015 (Unaudited)	9.23	0.15	(f)	(0.95)	(0.80)	—	—	—	—
Year Ended October 31, 2014	9.67	0.33	(f)	(0.77)	(0.44)	—	—	—	—
Year Ended October 31, 2013	10.27	0.27	(f)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)	(0.12)
June 29, 2012(i) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—	(0.04)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	9.27	0.16	(f)	(0.95)	(0.79)	—	—	—	—
Year Ended October 31, 2014	9.68	0.35	(f)	(0.76)	(0.41)	—	—	—	—
Year Ended October 31, 2013	10.27	0.30	(f)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)	(0.14)
June 29, 2012(i) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—	(0.04)

Class R5
Six Months Ended April 30, 2015 (Unaudited)	9.36	0.19	(f)	(0.96)	(0.77)	(0.01)	—	—	(0.01)
Year Ended October 31, 2014	9.71	0.42	(f)	(0.77)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.37	(f)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012(i) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—	(0.07)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	9.37	0.19	(f)	(0.96)	(0.77)	(0.01)	—	—	(0.01)
Year Ended October 31, 2014	9.72	0.43	(f)	(0.78)	(0.35)	—	—	—	—
Year Ended October 31, 2013	10.27	0.38	(f)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)	(0.18)
June 29, 2012(i) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—	(0.07)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	9.33	0.18	(f)	(0.95)	(0.77)	(0.01)	—	—	(0.01)
Year Ended October 31, 2014	9.70	0.40	(f)	(0.77)	(0.37)	—	—	—	—
Year Ended October 31, 2013	10.27	0.36	(f)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)	(0.17)
June 29, 2012(i) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$8.51	(8.45)%	$28,749	1.18%		3.88%		1.79%		61%
9.30	(4.02)	25,334	1.21		4.06		1.41		145
9.69	(4.26)	170	1.21	(h)	3.33	(h)	1.59	(h)	221
10.27	3.22	52	1.25	(h)	3.23	(h)	5.26	(h)	65

8.43	(8.67)	49	1.68		3.47		1.96		61
9.23	(4.55)	54	1.71		3.48		2.04		145
9.67	(4.75)	49	1.72	(h)	2.72	(h)	2.31	(h)	221
10.27	3.06	51	1.75	(h)	2.73	(h)	5.75	(h)	65

8.48	(8.52)	43	1.43		3.72		1.69		61
9.27	(4.24)	47	1.46		3.71		1.80		145
9.68	(4.53)	49	1.47	(h)	2.97	(h)	2.06	(h)	221
10.27	3.14	51	1.50	(h)	2.98	(h)	5.50	(h)	65

8.58	(8.24)	44	0.73		4.42		0.99		61
9.36	(3.60)	48	0.76		4.41		1.10		145
9.71	(3.82)	50	0.77	(h)	3.67	(h)	1.36	(h)	221
10.27	3.36	52	0.80	(h)	3.68	(h)	4.80	(h)	65

8.59	(8.22)	149,257	0.68		4.47		0.93		61
9.37	(3.60)	153,222	0.71		4.51		0.93		145
9.72	(3.70)	9,086	0.71	(h)	3.75	(h)	1.11	(h)	221
10.27	3.38	52	0.75	(h)	3.73	(h)	4.75	(h)	65

8.55	(8.30)	120,361	0.93		4.23		1.18		61
9.33	(3.81)	135,397	0.96		4.21		1.30		145
9.70	(4.03)	141,078	0.97	(h)	3.63	(h)	1.46	(h)	221
10.27	3.29	10,069	1.00	(h)	3.48	(h)	5.00	(h)	65

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions	Redemption fees
International Currency Income Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$10.69	$0.06	(f)	$(0.61)	$(0.55)	$—	$—		$—	$—	$—
Year Ended October 31, 2014	11.11	0.12	(f)	(0.54)	(0.42)	—	—		—	—	—
Year Ended October 31, 2013	11.16	0.13	(f)	(0.17)	(0.04)	—	—	(g)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.34	0.15	(f)	(0.07)	0.08	(0.26)	—	(g)	—	(0.26)	—
Year Ended October 31, 2011	11.20	0.18		0.07	0.25	(0.11)	—		—	(0.11)	—	(g)
Year Ended October 31, 2010	10.74	0.13	(f)	0.42	0.55	(0.01)	—		(0.08)	(0.09)	—	(g)

Class C
Six Months Ended April 30, 2015 (Unaudited)	10.37	0.02	(f)	(0.58)	(0.56)	—	—		—	—	—
Year Ended October 31, 2014	10.87	0.03	(f)	(0.53)	(0.50)	—	—		—	—	—
Year Ended October 31, 2013	10.99	0.05	(f)	(0.16)	(0.11)	—	—	(g)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.24	0.07	(f)	(0.07)	— (g)	(0.25)	—	(g)	—	(0.25)	—
Year Ended October 31, 2011	11.12	0.09		0.06	0.15	(0.03)	—		—	(0.03)	—	(g)
Year Ended October 31, 2010	10.67	0.04	(f)	0.43	0.47	— (g)	—		(0.02)	(0.02)	—	(g)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	10.78	0.07	(f)	(0.61)	(0.54)	—	—		—	—	—
Year Ended October 31, 2014	11.18	0.15	(f)	(0.55)	(0.40)	—	—		—	—	—
Year Ended October 31, 2013	11.21	0.15	(f)	(0.17)	(0.02)	—	—	(g)	(0.01)	(0.01)	—
Year Ended October 31, 2012	11.37	0.17	(f)	(0.07)	0.10	(0.26)	—	(g)	—	(0.26)	—
Year Ended October 31, 2011	11.23	0.19		0.08	0.27	(0.13)	—		—	(0.13)	—	(g)
Year Ended October 31, 2010	10.77	0.15	(f)	0.42	0.57	(0.01)	—		(0.10)	(0.11)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.14	(5.14)%	$4,172	0.78%	1.12%	1.45%	0%
10.69	(3.78)	6,139	0.77	1.13	1.31	3
11.11	(0.40)	12,645	0.77	1.19	1.20	44
11.16	0.78	21,105	0.76	1.33	1.19	91
11.34	2.24	7,551	0.77	1.59	1.19	28
11.20	5.18	5,203	0.77	1.20	1.25	75

9.81	(5.40)	432	1.53	0.41	1.96	0
10.37	(4.60)	624	1.52	0.28	1.82	3
10.87	(1.04)	912	1.52	0.44	1.70	44
10.99	0.05	1,066	1.51	0.60	1.69	91
11.24	1.40	1,255	1.52	0.81	1.69	28
11.12	4.44	891	1.52	0.39	1.80	75

10.24	(5.01)	60,913	0.58	1.31	1.12	0
10.78	(3.58)	105,486	0.57	1.32	1.04	3
11.18	(0.22)	602,168	0.57	1.38	0.95	44
11.21	0.98	1,322,821	0.56	1.53	0.94	91
11.37	2.43	1,923,821	0.57	1.77	0.94	28
11.23	5.32	970,939	0.57	1.38	0.99	75

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
International Currency Income Fund	Class A, Class C and Select Class	Non-Diversified

The investment objective of Emerging Markets Local Currency Debt Fund is to seek to provide total return.

The investment objective of International Currency Income Fund is to seek to provide a high total return primarily from a portfolio of fixed income and other debt securities denominated in foreign currencies.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

28	J.P. MORGAN FUNDS	APRIL 30, 2015

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Local Currency Debt Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Foreign Government Securities	$—	$213,379	$522		$213,901
Short-Term Investment
Investment Company	71,917	—	—		71,917

Total Investments in Securities	$71,917	$213,379	$522	*	$285,818

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$4,409	$—		$4,409
Futures Contracts	4	—	—		4
Interest Rate Swaps	$—	$684	$—		$684

Total Appreciation in Other Financial Instruments	$4	$5,093	$—		$5,097

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,360)	$—		$(3,360)
Futures Contracts	(3)	—	—		(3)
Interest Rate Swaps	$—	$(557)	$—		$(557)

Total Depreciation in Other Financial Instruments	$(3)	$(3,917)	$—		$(3,920)

International Currency Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,199	$57,643	$—	$62,842

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,415	$—	$1,415

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,496)	$—	$(1,496)

*	Level 3 investments are valued by brokers and pricing services. At April 30, 2015, the value of these investments was approximately $522,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for country specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended April 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and

APRIL 30, 2015	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of April 30, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of April 30, 2015 (amounts in thousands):

	Value	Percentage
Emerging Markets Local Currency Debt Fund	$522	0.2%

C. Derivatives — The Funds use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. The Funds also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

The Emerging Markets Local Currency Debt Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes C(1) — C(4) below describe the various derivatives used by the Funds.

(1). Options — Emerging Markets Local Currency Debt Fund purchases and sells (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Emerging Markets Local Currency Debt Fund for options purchased are included in the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as unrealized appreciation/ depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Emerging Markets Local Currency Debt Fund for options written are included in the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

30	J.P. MORGAN FUNDS	APRIL 30, 2015

Transactions in options written during the six months ended April 30, 2015 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Emerging Markets Local Currency Debt Fund
Options outstanding at October 31, 2014	$—	$—
Options written	(3,136)	(167)
Options expired	3,136	167
Options closed	—	—

Options outstanding at April 30, 2015	$—	$—

The Fund’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — Emerging Markets Local Currency Debt Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close our all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds used forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Funds can invest, to increase income or gain to the Funds and to hedge or manage the Funds’ exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

As of April 30, 2015, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — Emerging Markets Local Currency Debt Fund engages in various swap transactions, including interest rate, credit default and inflation-linked swaps to manage interest rate (e.g., duration, yield curve) risks and provide inflation protection within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/ depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

APRIL 30, 2015	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund except for amounts posted to Bank of America which are included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

The Fund’s swap contracts at net value and collateral posted by counterparty as of April 30, 2015 are as follows:

Fund		Counterparty	Value of swap contracts	Collateral amount
Emerging Markets Local Currency Debt Fund	Collateral Posted	Bank of America N.A.	$(341)	$540

Credit Default Swaps

Emerging Markets Local Currency Debt Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Inflation-Linked Swaps

Emerging Markets Local Currency Debt Fund uses inflation-linked swaps to provide inflation protection within its portfolio.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Interest Rate Swaps

Emerging Markets Local Currency Debt Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4	$—	$684	$688
Foreign exchange contracts	Receivables	—	4,409	—	4,409

Total		$4	$4,409	$684	$5,097

32	J.P. MORGAN FUNDS	APRIL 30, 2015

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3)	$—	$(557)	$(560)
Foreign exchange contracts	Payables	—	(3,360)	—	(3,360)

Total		$(3)	$(3,360)	$(557)	$(3,920)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2015 (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Bank of America N.A.	$38		$(38)	—		$—
Barclays Bank plc	47		(47)	—		—
Citibank, N.A	1,239		(283)	—		956
Credit Suisse International	652		(206)	—		446
Deutsche Bank AG	712		(450)	—		262
Goldman Sachs International	1		—	—		1
HSBC Bank, N.A.	909		(534)	—		375
Merrill Lynch International	439		—	—		439
TD Bank Financial Group	413		(159)	—		254
Union Bank of Switzerland AG	22		(22)	—		—
Westpack Banking Corp.	621		(621)	—		—
Exchange Traded Futures & Options Contracts (b)	4	(c)	—	—		4

	$5,097		$(2,360)	$—		$2,737

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$199		$—	$—		$199
Bank of America N.A.	379		(38)	(341	)(d)	—
Barclays Bank plc	105		(47)	—		58
BNP Paribas	21		—	—		21
Citibank, N.A	283		(283)	—		—
Credit Suisse International	206		(206)	—		—
Deutsche Bank AG	450		(450)	—		—
HSBC Bank, N.A.	534		(534)	—		—
Standard Chartered bank	6		—	—		6
State Street Corp.	39		—	—		39
TD Bank Financial Group	159		(159)	—		—
Union Bank of Switzerland AG	70		(22)	—		48
Westpack Banking Corp.	1,466		(621)	—		845
Exchange Traded Futures & Options Contracts (b)	3	(c)	—	—		3

	$3,920		$(2,360)	$(341)		$1,219

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.
(d)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.C.(4). for actual swap collateral received or posted.

APRIL 30, 2015	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

International Currency Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$1,415

Gross Liabilities:
Foreign exchange contracts	Payables	$(1,496)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2015 (amounts in thousands):

International Currency Income Fund

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$5		$(5)	$—	$—
Barclays Bank plc	13		(13)	—	—
BNP Paribas	11		(4)	—	7
Citibank, N.A	210		(210)	—	—
Credit Suisse International	292		(45)	—	247
Deutsche Bank AG	223		(147)	—	76
Goldman Sachs International	192		(95)	—	97
HSBC Bank, N.A.	147		(147)	—	—
Merrill Lynch International	—	(b)	—	—	—
Morgan Stanley	263		(263)	—	—
Royal Bank of Canada	45		(45)	—	—
State Street Corp.	—	(b)	— (b)	—	—
Union Bank of Switzerland AG	14		(2)	—	12

	$1,415		$(976)	$—	$439

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$463		$(5)	$—	$458
Barclays Bank plc	17		(13)	—	4
BNP Paribas	4		(4)	—	—
Citibank, N.A	223		(210)	—	13
Credit Suisse International	45		(45)	—	—
Deutsche Bank AG	147		(147)	—	—
Goldman Sachs International	95		(95)	—	—
HSBC Bank, N.A.	156		(147)	—	9
Morgan Stanley	278		(263)	—	15
National Australia Bank	2		—	—	2
Royal Bank of Canada	57		(45)	—	12
Societe Generale	2		—	—	2
Standard Chartered Bank	4		—	—	4
State Street Corp.	—	(b)	— (b)	—	—
Union Bank of Switzerland AG	2		(2)	—	—
Westpack Banking Corp.	1		—	—	1

	$1,496		$(976)	$—	$520

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $1,000.

34	J.P. MORGAN FUNDS	APRIL 30, 2015

The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2015, by primary underlying risk exposure (amounts in thousands):

Emerging Markets Local Currency Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$31	$—	$47	$78
Foreign exchange contracts	167	—	(6,805)	—	(6,638)

Total	$167	$31	$(6,805)	$47	$(6,560)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts		Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts		$(46)	$—	$(122)	$(168)
Foreign exchange contracts		—	536	—	536

Total		$(46)	$536	$(122)	$(368)

International Currency Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$1,521

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(18)

(a)	The value of options purchased is reported as investments in non-affiliates on the Statements of Operations.

The Funds’ derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ forward foreign currency exchange contracts, options and swaps activity during the six months ended April 30, 2015 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
Futures Contracts
Average Notional Balance Long	$26,537	$—
Average Notional Balance Short	10,792	—
Ending Notional Balance Long	26,537	—
Ending Notional Balance Short	26,339	—

Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$236,385	$117,249
Average Settlement Value Sold	170,907	109,137
Ending Settlement Value Purchased	184,846	116,757
Ending Settlement Value Sold	109,120	110,786

APRIL 30, 2015	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

	Emerging Markets Local Currency Debt Fund	International Currency Income Fund
OTC Options
Average Notional Balance Purchased	$8,531	$—

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed rate	$3,338	$—
Average Notional Balance — Receives Fixed rate	45,787	—
Ending Notional Balance — Pays Fixed Rate	3,911	—
Ending Notional Balance — Receives Fixed Rate	106,945	—

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Funds for the six months ended April 30, 2015 are as follows (amounts in thousands):

	Class A	Class C		Select Class
Emerging Markets Local Currency Debt Fund	$46	$—	(a)	$1
International Currency Income Fund	2	—	(a)	2

(a)	Amount rounds to less than $1,000.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

36	J.P. MORGAN FUNDS	APRIL 30, 2015

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for Emerging Markets Local Currency Debt Fund and quarterly for International Currency Income Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Local Currency Debt Fund	0.70%
International Currency Income Fund	0.55%

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an administration agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Markets Local Currency Debt Fund	0.25%	0.75%	0.50%
International Currency Income Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following amounts (in thousands):

	Front- End Sales Charge		CDSC
International Currency Income Fund	$—	(a)	$—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Emerging Markets Local Currency Debt Fund	0.25%	0.25%	0.25%	0.05%	0.25%
International Currency Income Fund	0.25	0.25	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

APRIL 30, 2015	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Funds earn interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Emerging Markets Local Currency Debt Fund	1.20%	1.70%	1.45%	0.75%	0.70%	0.95%
International Currency Income Fund	0.80	1.55	n/a	n/a	n/a	0.60

The expense limitation agreements were in effect for the six months ended April 30, 2015. For Emerging Markets Local Currency Debt Fund, effective February 28, 2015, the contractual expense limitation percentages were reduced by 0.05% from 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 1.00% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class, respectively. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Emerging Markets Local Currency Debt Fund	$181	$103	$33	$317	$14
International Currency Income Fund	138	34	50	222	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were as follows (amounts in thousands):

Emerging Markets Local Currency Debt Fund	$80
International Currency Income Fund	7

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Emerging Markets Local Currency Debt Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended April 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

38	J.P. MORGAN FUNDS	APRIL 30, 2015

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Emerging Markets Local Currency Debt Fund	$133,119	$125,430	$11,292	$1,546
International Currency Income Fund	—	31,487	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Local Currency Debt Fund	$305,663	$772	$20,617	$(19,845)
International Currency Income Fund	74,651	327	12,136	(11,809)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Local Currency Debt Fund	$2,509	$2,322
International Currency Income Fund	—	755

At October 31, 2014, the Funds did not have any pre-enactment net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

APRIL 30, 2015	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

In addition, as of April 30, 2015 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan Smart Retirement Funds
Emerging Markets Local Currency Debt Fund	37.4%	34.6%

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, substantially all of the Funds’ net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Emerging Markets Local Currency Debt Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

Emerging Markets Local Currency Debt Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

40	J.P. MORGAN FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual	$1,000.00	$915.50	$5.60	1.18%
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class C
Actual	1,000.00	913.30	7.97	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68
Class R2
Actual	1,000.00	914.80	6.79	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class R5
Actual	1,000.00	917.60	3.47	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	917.80	3.23	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Select Class
Actual	1,000.00	917.00	4.42	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

International Currency Income Fund
Class A
Actual	1,000.00	948.60	3.77	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class C
Actual	1,000.00	946.00	7.38	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Select Class
Actual	1,000.00	949.90	2.80	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN FUNDS	41

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-CUR-415

Semi-Annual Report

J.P. Morgan Funds

April 30, 2015 (Unaudited)

JPMorgan Total Emerging Markets Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN FUNDS	1

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.12%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	4.04%
J.P. Morgan Emerging Markets Bond Index Global Diversified	1.37%

Net Assets as of 4/30/2015	$31,658,225

INVESTMENT OBJECTIVE**

The JPMorgan Total Emerging Markets Fund (the “Fund”) seeks to achieve total return.

HOW DID THE MARKET PERFORM?

Slowing economic growth in China drove uncertainty across emerging markets. However, the Chinese government took several actions aimed at stabilizing a deceleration in growth to a moderate pace. During the six month reporting period, Chinese equity prices provided positive returns and the Shanghai Composite Index closed at a seven year high in late April.

Falling energy prices for much of the six month reporting period also provided a boost for other emerging market nations, including India, South Africa and Turkey. Russia, which is an energy exporting nation, was hurt by low global oil prices as well as continued economic sanctions imposed by the West.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed both the MSCI Emerging Markets Index (net of foreign withholding taxes) (“Equity Benchmark”) and the J.P. Morgan Emerging Markets Bond Index Global Diversified (“Fixed Income Benchmark”) for the six months ended April 30, 2015.

The relative performance of the Fund’s equity holdings versus the Equity Benchmark was hurt by security selection in the consumer discretionary and industrials sectors, while the Fund’s security selection in the energy and materials sectors made a positive contribution to relative performance for the six month reporting period.

The relative performance of the Fund’s fixed income holdings versus the Fixed Income Benchmark was hurt by the Fund’s security selection and allocation in Kazakhstan and its overweight position in Belarus. The Fund’s exposure to Ukraine and Venezuela through underweight positions in dollar-denominated sovereign bonds helped the Fund’s performance relative to the Fixed Income Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund invested in both emerging markets stocks and bonds during the reporting period. The Fund’s portfolio managers combined top-down macroeconomic research, identifying what they believed to be the key themes driving emerging markets, with bottom-up fundamental research, researching individual countries, stocks and bonds in an effort to find what they believed to be attractive investment opportunities. The Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar. Over the course of the reporting period, the Fund maintained a steady overweight to emerging market equities (as compared to its neutral position of 50% equities and 50% debt).

INFORMATION ABOUT YOUR FUND

At their meeting on May 13, 2015, the Board of Trustees of the Fund approved the liquidation of the Fund, which was scheduled to occur on or about July 6, 2015.

2	J.P. MORGAN FUNDS	APRIL 30, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Fubon Financial Holding Co., Ltd., (Taiwan)	1.9%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	1.6
3.	Lukoil OAO, ADR, (Russia)	1.6
4.	Samsung Electronics Co., Ltd., (South Korea)	1.5
5.	Siliconware Precision Industries Co., Ltd., (Taiwan)	1.5
6.	Tata Motors Ltd., ADR, (India)	1.4
7.	Hon Hai Precision Industry Co., Ltd., (Taiwan)	1.4
8.	Infosys Ltd., ADR, (India)	1.4
9.	China Merchants Bank Co., Ltd., Class H, (China)	1.4
10.	Concentradora Fibra Hotelera Mexicana S.A. de C.V., (Mexico)	1.3

SUMMARY OF INVESTMENTS BY COUNTRY***
Taiwan	11.3%
China	8.3
South Korea	8.1
Mexico	6.7
India	5.2
South Africa	4.2
Turkey	3.9
Russia	3.6
Brazil	3.5
Indonesia	3.1
Hong Kong	3.1
Panama	2.5
Thailand	2.5
Peru	2.0
Hungary	1.9
Argentina	1.8
Lebanon	1.7
Philippines	1.7
Ecuador	1.6
Chile	1.6
Kazakhstan	1.5
Colombia	1.5
Costa Rica	1.3
Dominican Republic	1.2
Poland	1.1
Croatia	1.1
Venezuela	1.1
United States	1.0
Lithuania	1.0
Others (each less than 1.0%)	10.5
Short-Term Investment	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN FUNDS	3

JPMorgan Total Emerging Markets Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		0.02%	2.96%	1.65%	4.53%
With Sales Charge**		(4.46)	(1.67)	0.10	3.12
CLASS C SHARES	November 30, 2011
Without CDSC		(0.27)	2.39	1.12	3.99
With CDSC***		(1.27)	1.39	1.12	3.99
CLASS R2 SHARES	November 30, 2011	(0.12)	2.64	1.39	4.26
CLASS R5 SHARES	November 30, 2011	0.20	3.39	2.11	5.00
CLASS R6 SHARES	November 30, 2011	0.21	3.42	2.16	5.04
SELECT CLASS SHARES	November 30, 2011	0.12	3.14	1.90	4.78

*	Not annualized.
**	Sales Charge for Class A is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of JPMorgan Total Emerging Markets Fund, the MSCI Emerging Markets Index, the J.P. Morgan Emerging Markets Bond Index Global Diversified and the Lipper Emerging Markets Funds Index from November 30, 2011 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees, and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The J.P. Morgan Emerging

Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The Lipper Emerging Markets Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on November 30, 2011 until November 30, 2012, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2015

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — 56.2%
	Brazil — 2.0%
33,557	AMBEV S.A.	211,169
24,199	Banco do Brasil S.A.	210,349
35,990	CCR S.A.	197,692

		619,210

	Chile — 0.9%
13,300	Banco Santander Chile, ADR	290,073

	China — 8.2%
6,540	51job, Inc., ADR (a)	235,440
58,000	Anhui Conch Cement Co., Ltd., Class H	234,509
145,660	China Merchants Bank Co., Ltd., Class H	437,219
460,000	Geely Automobile Holdings Ltd.	258,777
46,000	Great Wall Motor Co., Ltd., Class H	349,029
100,000	MGM China Holdings Ltd.	188,766
29,000	Ping An Insurance Group Co. of China Ltd., Class H	414,736
16,100	Tencent Holdings Ltd.	332,286
75,600	Wynn Macau Ltd.	153,027

		2,603,789

	Hong Kong — 3.0%
162,000	Belle International Holdings Ltd.	207,922
76,000	China Overseas Land & Investment Ltd.	316,569
78,000	China Resources Power Holdings Co., Ltd.	235,299
48,800	Sands China Ltd.	198,928

		958,718

	India — 5.2%
5,020	HDFC Bank Ltd., ADR	285,337
14,529	Infosys Ltd., ADR	450,109
9,950	Larsen & Toubro Ltd., Reg. S, GDR	252,747
10,740	Mahindra & Mahindra Ltd., GDR	193,320
10,980	Tata Motors Ltd., ADR	452,266

		1,633,779

	Indonesia — 1.5%
225,800	Bank Rakyat Indonesia Persero Tbk PT	201,594
1,375,400	Telekomunikasi Indonesia Persero Tbk PT	276,623

		478,217

	Mexico — 4.5%
309,800	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	418,599
4,140	Fomento Economico Mexicano S.A.B. de C.V., ADR (a)	374,629
2,150	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (a)	310,825
105,410	Mexichem S.A.B. de C.V.	301,898

		1,405,951

SHARES	SECURITY DESCRIPTION	VALUE

	Panama — 1.2%
3,460	Copa Holdings S.A., Class A	383,679

	Peru — 0.6%
1,221	Credicorp Ltd.	186,264

	Poland — 0.5%
16,591	Eurocash S.A.	168,281

	Qatar — 0.6%
3,670	Qatar National Bank S.A.Q.	199,093

	Russia — 1.6%
9,537	Lukoil OAO, ADR	487,870

	South Africa — 3.0%
12,360	Bidvest Group Ltd. (The)	335,006
59,730	Life Healthcare Group Holdings Ltd.	205,140
18,880	Mr Price Group Ltd.	403,090

		943,236

	South Korea — 6.5%
4,630	Hankook Tire Co., Ltd.	194,576
8,088	Kia Motors Corp.	372,710
1,051	LG Chem Ltd.	265,491
5,640	LG Electronics, Inc.	317,154
1,400	Samsung Fire & Marine Insurance Co., Ltd.	368,937
4,990	SK Hynix, Inc.	213,498
11,065	SK Telecom Co., Ltd., ADR	328,077

		2,060,443

	Taiwan — 11.2%
38,000	Asustek Computer, Inc.	402,586
47,000	Delta Electronics, Inc.	282,821
280,000	Fubon Financial Holding Co., Ltd.	602,156
150,240	Hon Hai Precision Industry Co., Ltd.	450,186
30,000	MediaTek, Inc.	385,626
102,000	Quanta Computer, Inc.	255,910
287,000	Siliconware Precision Industries Co., Ltd.	471,485
104,000	Taiwan Semiconductor Manufacturing Co., Ltd.	500,683
123,000	Vanguard International Semiconductor Corp.	188,894

		3,540,347

	Thailand — 2.5%
59,300	Kasikornbank PCL, NVDR	376,275
14,600	Siam Cement PCL (The), NVDR	237,551
57,700	Total Access Communication PCL	147,029
8,600	Total Access Communication PCL, NVDR	22,591

		783,446

	Turkey — 2.5%
29,787	Arcelik A.S.	160,449
14,580	Ford Otomotiv Sanayi A.S.	180,173

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	5

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Turkey — continued
38,674	KOC Holding A.S.	182,914
54,580	Turkiye Halk Bankasi A.S.	276,493

		800,029

	United States — 0.7%
3,540	EPAM Systems, Inc. (a)	229,073

	Total Common Stocks (Cost $16,032,776)	17,771,498

PRINCIPAL AMOUNT
Corporate Bonds — 5.5%
	Argentina — 0.1%
40,000	YPF S.A., 8.500%, 07/28/25 (e)	40,600

	Cayman Islands — 0.8%
200,000	China Overseas Finance Cayman VI Ltd., 5.950%, 05/08/24	226,479
40,000	Vale Overseas Ltd., 6.875%, 11/21/36	40,380

		266,859

	Chile — 0.7%
200,000	Corp. Nacional del Cobre de Chile, Reg. S, 4.875%, 11/04/44	207,364

	Indonesia — 0.7%
200,000	Pertamina Persero PT, Reg. S, 5.250%, 05/23/21	212,750

	Kazakhstan — 0.9%
	KazMunayGas National Co. JSC,
200,000	Reg. S, 5.750%, 04/30/43	178,500
100,000	Reg. S, 7.000%, 05/05/20	108,875

		287,375

	Mexico — 1.9%
200,000	Cemex S.A.B. de C.V., Reg. S, 6.125%, 05/05/25	204,500
	Petroleos Mexicanos,
50,000	4.875%, 01/24/22	52,875
90,000	4.875%, 01/18/24	94,932
85,000	5.625%, 01/23/46 (e)	85,179
70,000	6.375%, 01/23/45	77,070
20,000	6.500%, 06/02/41	22,075
52,000	6.625%, 06/15/35	58,604
10,000	VAR, 2.295%, 07/18/18	10,162

		605,397

	United States — 0.1%
40,000	Southern Copper Corp., 5.875%, 04/23/45	39,332

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Venezuela — 0.3%
	Petroleos de Venezuela S.A.,
42,900	Reg. S, 5.250%, 04/12/17	25,092
93,100	Reg. S, 5.375%, 04/12/27	37,249
26,600	Reg. S, 8.500%, 11/02/17	20,384

		82,725

	Total Corporate Bonds (Cost $1,720,263)	1,742,402

Foreign Government Securities — 34.9%
	Argentina — 1.6%
	Provincia de Buenos Aires,
200,000	Reg. S, 10.875%, 01/26/21	208,000
100,000	Reg. S, 11.750%, 10/05/15	100,259
	Republic of Argentina,
150,480	7.000%, 10/03/15	147,629
60,288	8.280%, 12/31/33	59,816

		515,704

	Belize — 0.1%
	Republic of Belize,
11,300	Reg. S, SUB, 5.000%, 02/20/38 (e)	8,418
29,500	Reg. S, SUB, 5.000%, 02/20/38	21,978

		30,396

	Brazil — 1.5%
BRL 620,000	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 01/01/17	195,721
	Federative Republic of Brazil,
100,000	4.875%, 01/22/21	106,500
19,000	7.125%, 01/20/37	22,752
113,000	8.250%, 01/20/34 (m)	147,465

		472,438

	Colombia — 1.5%
	Republic of Colombia,
COP 40,000,000	4.375%, 03/21/23	15,509
100,000	6.125%, 01/18/41	116,750
100,000	8.125%, 05/21/24 (m)	132,750
79,000	10.375%, 01/28/33 (m)	126,202
50,000	11.750%, 02/25/20 (m)	68,938

		460,149

	Costa Rica — 1.3%
	Republic of Costa Rica,
200,000	7.158%, 03/12/45 (e)	207,500
200,000	Reg. S, 4.250%, 01/26/23	190,000

		397,500

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Croatia — 1.0%
300,000	Republic of Croatia, Reg. S, 6.750%, 11/05/19	332,625

	Dominican Republic — 1.2%
	Government of Dominican Republic,
100,000	7.450%, 04/30/44 (e)	112,500
100,000	Reg. S, 5.875%, 04/18/24	105,500
100,000	Reg. S, 7.500%, 05/06/21	112,125
46,677	Reg. S, 9.040%, 01/23/18	50,528

		380,653

	Ecuador — 1.6%
	Republic of Ecuador,
200,000	7.950%, 06/20/24 (e)	195,000
200,000	10.500%, 03/24/20 (e)	216,000
100,000	Reg. S, 9.375%, 12/15/15	101,750

		512,750

	El Salvador — 0.9%
	Republic of El Salvador,
70,000	Reg. S, 6.375%, 01/18/27	71,225
85,000	Reg. S, 7.650%, 06/15/35	90,312
40,000	Reg. S, 7.750%, 01/24/23 (m)	44,900
70,000	Reg. S, 8.250%, 04/10/32 (m)	80,500

		286,937

	Honduras — 0.7%
200,000	Republic of Honduras, Reg. S, 8.750%, 12/16/20	229,500

	Hungary — 1.9%
	Republic of Hungary,
154,000	5.375%, 02/21/23	172,480
160,000	5.375%, 03/25/24	178,200
56,000	5.750%, 11/22/23	64,260
102,000	6.250%, 01/29/20	116,917
22,000	6.375%, 03/29/21	25,740
30,000	7.625%, 03/29/41	42,713

		600,310

	Indonesia — 0.9%
	Republic of Indonesia,
100,000	Reg. S, 7.750%, 01/17/38	136,375
100,000	Reg. S, 8.500%, 10/12/35	144,250

		280,625

	Ivory Coast — 0.6%
200,000	Republic of Ivory Coast, Reg. S, 5.375%, 07/23/24	191,366

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Jamaica — 0.9%
	Government of Jamaica,
200,000	7.625%, 07/09/25	222,750
47,000	10.625%, 06/20/17 (m)	53,697

		276,447

	Kazakhstan — 0.6%
200,000	Republic of Kazakhstan, Reg. S, 3.875%, 10/14/24	193,500

	Lebanon — 1.7%
	Republic of Lebanon,
40,000	4.500%, 04/22/16	40,000
30,000	6.375%, 03/09/20	31,275
20,000	9.000%, 03/20/17	21,700
30,000	Reg. S, 6.600%, 11/27/26	30,975
200,000	Reg. S, 6.600%, 11/27/26	207,250
180,000	Reg. S, 8.250%, 04/12/21	204,030

		535,230

	Lithuania — 0.9%
	Republic of Lithuania,
100,000	Reg. S, 6.125%, 03/09/21	117,392
150,000	Reg. S, 7.375%, 02/11/20	181,526

		298,918

	Mexico — 0.2%
	United Mexican States,
30,000	5.750%, 10/12/10	31,950
MXN 550,000	10.000%, 12/05/24	46,621

		78,571

	Morocco — 0.7%
200,000	Kingdom of Morocco, Reg. S, 5.500%, 12/11/42	214,000

	Pakistan — 0.7%
200,000	Republic of Pakistan, Reg. S, 7.250%, 04/15/19	210,751

	Panama — 1.3%
	Republic of Panama,
200,000	3.750%, 03/16/25	202,500
24,000	6.700%, 01/26/36	31,020
67,000	6.700%, 01/26/36	86,598
28,000	8.875%, 09/30/27 (m)	40,775
31,000	9.375%, 04/01/29 (m)	47,236

		408,129

	Paraguay — 0.7%
200,000	Republic of Paraguay, Reg. S, 6.100%, 08/11/44	216,000

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	7

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Peru — 1.4%
	Republic of Peru,
58,000	5.625%, 11/18/50	69,745
110,000	6.550%, 03/14/37	145,750
65,000	8.750%, 11/21/33 (m)	102,538
PEN 357,000	Reg. S, 6.950%, 08/12/31	117,550

		435,583

	Philippines — 1.6%
	Republic of Philippines,
200,000	7.750%, 01/14/31	299,000
50,000	9.500%, 02/02/30	83,937
80,000	10.625%, 03/16/25 (m)	130,200

		513,137

	Poland — 0.6%
	Republic of Poland,
121,000	4.000%, 01/22/24	131,134
12,000	5.000%, 03/23/22	13,680
30,000	5.125%, 04/21/21	34,200

		179,014

	Romania — 0.6%
	Republic of Romania,
80,000	Reg. S, 4.375%, 08/22/23	84,704
16,000	Reg. S, 6.125%, 01/22/44	19,880
84,000	Reg. S, 6.750%, 02/07/22	100,695

		205,279

	Russia — 2.0%
	Russian Federation,
200,000	Reg. S, 4.875%, 09/16/23	195,000
200,000	Reg. S, 5.875%, 09/16/43	196,500
20,000	Reg. S, 12.750%, 06/24/28 (m)	31,450
193,653	Reg. S, SUB, 7.500%, 03/31/30 (m)	226,381

		649,331

	Serbia — 0.4%
133,884	Republic of Serbia, Reg. S, SUB, 6.750%, 11/01/24	136,060

	South Africa — 1.2%
	Republic of South Africa,
100,000	4.665%, 01/17/24	104,625
200,000	5.875%, 09/16/25	228,250
ZAR 330,000	10.500%, 12/21/26 (m)	33,020

		365,895

	Sri Lanka — 0.6%
200,000	Republic of Sri Lanka, Reg. S, 5.875%, 07/25/22	202,900

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Turkey — 1.3%
	Republic of Turkey,
150,000	6.875%, 03/17/36	181,688
133,000	7.375%, 02/05/25	162,759
50,000	8.000%, 02/14/34 (m)	67,062

		411,509

	Ukraine — 0.3%
200,000	Republic of Ukraine, Reg. S, 6.250%, 06/17/16	91,000

	Uruguay — 0.9%
	Republic of Uruguay,
147,292	5.100%, 06/18/50	150,238
79,950	7.625%, 03/21/36	111,530
19,682	7.875% (cash), 01/15/33 (m) (v)	27,456

		289,224

	Venezuela — 0.8%
	Republic of Venezuela,
160,000	9.375%, 01/13/34 (m)	72,800
90,000	Reg. S, 6.000%, 12/09/20	38,475
30,000	Reg. S, 8.250%, 10/13/24	13,125
40,000	Reg. S, 9.000%, 05/07/23	18,300
110,000	Reg. S, 9.250%, 05/07/28	48,950
111,100	Reg. S, 11.950%, 08/05/31	56,383

		248,033

	Vietnam — 0.7%
200,000	Republic of Vietnam, 4.800%, 11/19/24 (e)	208,750

	Total Foreign Government Securities (Cost $10,885,343)	11,058,214

SHARES
Preferred Stock — 1.5%
	South Korea — 1.5%
466	Samsung Electronics Co., Ltd. (Cost $371,779)	472,847

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.1%
35,000	U.S. Treasury Notes, 0.375%, 08/31/15 (k) (Cost $35,032)	35,036

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 0.4%
	Investment Company — 0.4%
139,997	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $139,997)	139,997

	Total Investments — 98.6% (Cost $29,185,190)	31,219,994
	Other Assets in Excess of Liabilities — 1.4% (c)	438,231

	NET ASSETS — 100.0%	$31,658,225

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	35.4%
Banks	7.9
Automobiles	5.8
Semiconductors & Semiconductor Equipment	5.6
Oil, Gas & Consumable Fuels	4.8
Technology Hardware, Storage & Peripherals	3.6
Insurance	2.5
Electronic Equipment, Instruments & Components	2.3
IT Services	2.2
Construction Materials	2.2
Diversified Financial Services	1.9
Beverages	1.9
Chemicals	1.8
Real Estate Management & Development	1.7
Hotels, Restaurants & Leisure	1.7
Industrial Conglomerates	1.7
Transportation Infrastructure	1.6
Wireless Telecommunication Services	1.6
Household Durables	1.5
Real Estate Investment Trusts (REITs)	1.3
Specialty Retail	1.3
Airlines	1.2
Internet Software & Services	1.1
Others (each less than 1.0%)	7.0
Short-Term Investment	0.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(10)	10 Year U.S. Treasury Note	06/19/15	(1,283,750)	11,308

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
199,973	AUD	Citibank, N.A.	06/17/15	151,488	157,851	6,363
249,506	BRL	Deutsche Bank AG †	06/17/15	78,314	81,534	3,220
50,983	BRL	Goldman Sachs International †	06/30/15	15,264	16,588	1,324
27,267	CAD	Goldman Sachs International	06/17/15	21,664	22,586	922
168,736	CAD	TD Bank Financial Group	06/17/15	137,026	139,769	2,743

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	9

JPMorgan Total Emerging Markets Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
48,511,636	CLP	BNP Paribas †	06/17/15	76,067	78,974	2,907
195,922,362	COP	Deutsche Bank AG †	06/17/15	76,071	81,902	5,831
160,222,416	COP	HSBC Bank, N.A. †	06/17/15	67,011	66,979	(32)
140,229	EUR	Citibank, N.A.	06/17/15	150,150	157,548	7,398
1,205,919	MXN	Barclays Bank plc	06/30/15	78,854	78,275	(579)
4,653,541	MXN	Deutsche Bank AG	06/17/15	296,121	302,343	6,222
181,933	SGD	BNP Paribas	06/17/15	137,694	137,378	(316)
323,935	SGD	Merrill Lynch International	06/17/15	232,663	244,604	11,941
27,439	SGD	State Street Corp.	06/17/15	20,325	20,719	394
5,052,718	THB	Goldman Sachs International	06/17/15	153,020	153,061	41
71,477	TRY	Barclays Bank plc	06/30/15	26,252	26,284	32
952,263	ZAR	Barclays Bank plc	06/30/15	78,393	79,277	884
403,204	ZAR	BNP Paribas	06/30/15	33,551	33,567	16
1,310,375	ZAR	Goldman Sachs International	06/30/15	109,116	109,090	(26)
1,942,141	ZAR	HSBC Bank, N.A.	06/17/15	156,443	162,043	5,600
				2,095,487	2,150,372	54,885

CONTRACTS TO SELL		COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
199,973	AUD	Goldman Sachs International	06/17/15	151,402	157,851	(6,449)
466,632	BRL	HSBC Bank, N.A. †	06/17/15	148,384	152,486	(4,102)
50,983	BRL	Goldman Sachs International †	06/30/15	15,489	16,589	(1,100)
196,003	CAD	Goldman Sachs International	06/17/15	154,346	162,355	(8,009)
48,511,636	CLP	Deutsche Bank AG †	06/17/15	78,536	78,974	(438)
195,922,362	COP	BNP Paribas †	06/17/15	74,297	81,902	(7,605)
140,229	EUR	Goldman Sachs International	06/17/15	150,883	157,548	(6,665)
4,919,015	INR	HSBC Bank, N.A. †	06/17/15	77,416	76,614	802
386,030	MXN	Goldman Sachs International	06/17/15	25,726	25,081	645
2,261,856	MXN	HSBC Bank, N.A.	06/17/15	147,672	146,954	718
1,972,826	MXN	Barclays Bank plc	06/30/15	130,231	128,053	2,178
107,702	SGD	Australia and New Zealand Banking Group Limited	06/17/15	78,357	81,326	(2,969)
425,604	SGD	Goldman Sachs International	06/17/15	305,355	321,374	(16,019)
5,052,718	THB	HSBC Bank, N.A.	06/17/15	151,642	153,061	(1,419)
186,282	TRY	HSBC Bank, N.A.	06/17/15	67,855	68,774	(919)
71,477	TRY	Citibank, N.A.	06/30/15	27,055	26,283	772
1,652,372	ZAR	Citibank, N.A.	06/17/15	135,454	137,867	(2,413)
1,942,141	ZAR	HSBC Bank, N.A.	06/17/15	155,370	162,043	(6,673)
1,866,129	ZAR	Citibank, N.A.	06/30/15	152,073	155,358	(3,285)
				2,227,543	2,290,493	(62,950)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2015

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GDR	— Global Depositary Receipt
INR	— Indian Rupee
MXN	— Mexican Peso
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2015.
TRY	— Turkish Lira
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of April 30, 2015.
ZAR	— South African Rand
(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures, centrally cleared swaps or with brokers as initial margin for future contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(v)	— Security has the ability to pay interest in kind (“PIK”) or pay in cash. When applicable, separate rates of such payments are disclosed.
†	— Non-deliverable forward. See note 2.C. (2) in the notes to consolidated financial statements.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is $13,378,866 and 42.9%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

Total Emerging Markets Fund
ASSETS:
Investments in non-affiliates, at value	$31,079,997
Investments in affiliates, at value	139,997

Total investment securities, at value	31,219,994
Cash	141,595
Foreign currency, at value	58,963
Receivables:
Investment securities sold	560,930
Fund shares sold	25
Interest and dividends from non-affiliates	233,332
Dividends from affiliates	22
Variation margin on futures contracts	1,309
Unrealized appreciation on forward foreign currency exchange contracts	60,953
Due from custodian	231,373
Other assets	11,954

Total Assets	32,520,450

LIABILITIES:
Payables:
Investment securities purchased	656,434
Fund shares redeemed	800
Unrealized depreciation on forward foreign currency exchange contracts	69,018
Accrued liabilities:
Investment advisory fees	5,945
Shareholder servicing fees	6,224
Distribution fees	539
Custodian and accounting fees	68,557
Audit fees	52,472
Other	2,236

Total Liabilities	862,225

Net Assets	$31,658,225

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2015

Total Emerging Markets Fund
NET ASSETS :
Paid-in-Capital	$30,277,169
Accumulated undistributed (distributions in excess of) net investment income	189,513
Accumulated net realized gains (losses)	(846,875)
Net unrealized appreciation (depreciation)	2,038,418

Total Net Assets	$31,658,225

Net Assets:
Class A	$1,438,812
Class C	351,068
Class R2	74,390
Class R5	72,537
Class R6	72,659
Select Class	29,648,759

Total	$31,658,225

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	89,608
Class C	21,954
Class R2	4,632
Class R5	4,492
Class R6	4,498
Select Class	1,838,939

Net Asset Value (a):
Class A — Redemption price per share	$16.06
Class C — Offering price per share (b)	15.99
Class R2 — Offering and redemption price per share	16.06
Class R5 — Offering and redemption price per share	16.15
Class R6 — Offering and redemption price per share	16.15
Select Class — Offering and redemption price per share	16.12
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.82

Cost of investments in non-affiliates	$29,045,193
Cost of investments in affiliates	139,997
Cost of foreign currency	58,364

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Total Emerging Markets Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$348,471
Dividend income from non-affiliates	186,421
Dividend income from affiliates	144
Foreign taxes withheld	(12,294)

Total investment income	522,742

EXPENSES:
Investment advisory fees	154,774
Administration fees	12,718
Distribution fees:
Class A	1,682
Class C	1,229
Class R2	178
Shareholder servicing fees:
Class A	1,682
Class C	409
Class R2	89
Class R5	18
Select Class	36,337
Custodian and accounting fees	36,893
Interest expense to affiliates	124
Professional fees	51,537
Trustees’ and Chief Compliance Officer’s fees	129
Printing and mailing costs	3,808
Registration and filing fees	49,613
Transfer agent fees	4,022
Sub-transfer agent fees (See Note 2.F.)	1,954
Other	3,771

Total expenses	360,967

Less fees waived	(150,648)
Less expense reimbursements	(6,386)

Net expenses	203,933

Net investment income (loss)	318,809

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(518,293)
Futures	(29,524)
Foreign currency transactions	53,852
Options written	3,057

Net realized gain (loss)	(490,908)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	216,492
Futures	10,897
Foreign currency translations	(24,007)

Change in net unrealized appreciation/depreciation	203,382

Net realized/unrealized gains (losses)	(287,526)

Change in net assets resulting from operations	$31,283

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Total Emerging Markets Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$318,809	$752,033
Net realized gain (loss)	(490,908)	(223,415)
Change in net unrealized appreciation/depreciation	203,382	(70,918)

Change in net assets resulting from operations	31,283	457,700

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,930)	(23,572)
From net realized gains	—	(4,570)
Class C
From net investment income	(2,686)	(3,622)
From net realized gains	—	(934)
Class R2
From net investment income	(599)	(1,213)
From net realized gains	—	(604)
Class R5
From net investment income	(648)	(1,650)
From net realized gains	—	(610)
Class R6
From net investment income	(653)	(1,682)
From net realized gains	—	(611)
Select Class
From net investment income	(262,728)	(622,419)
From net realized gains	—	(244,099)

Total distributions to shareholders	(278,244)	(905,586)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(174,147)	3,413,270

NET ASSETS:
Change in net assets	(421,108)	2,965,384
Beginning of period	32,079,333	29,113,949

End of period	$31,658,225	$32,079,333

Accumulated undistributed (distributions in excess of) net investment income	$189,513	$148,948

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Total Emerging Markets Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$279,314	$1,993,270
Distributions reinvested	10,930	28,142
Cost of shares redeemed	(370,480)	(838,957)

Change in net assets resulting from Class A capital transactions	$(80,236)	$1,182,455

Class C
Proceeds from shares issued	$29,265	$252,878
Distributions reinvested	2,686	4,556
Cost of shares redeemed	(8,302)	(19,488)

Change in net assets resulting from Class C capital transactions	$23,649	$237,946

Class R2
Proceeds from shares issued	$2,209	$1,202
Distributions reinvested	599	1,817
Cost of shares redeemed	— (a)	—

Change in net assets resulting from Class R2 capital transactions	$2,808	$3,019

Class R5
Distributions reinvested	$648	$2,260

Change in net assets resulting from Class R5 capital transactions	$648	$2,260

Class R6
Distributions reinvested	$653	$2,293

Change in net assets resulting from Class R6 capital transactions	$653	$2,293

Select Class
Proceeds from shares issued	$539,053	$1,340,433
Distributions reinvested	259,653	856,061
Cost of shares redeemed	(920,375)	(211,197)

Change in net assets resulting from Select Class capital transactions	$(121,669)	$1,985,297

Total change in net assets resulting from capital transactions	$(174,147)	$3,413,270

(a)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2015

	Total Emerging Markets Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	17,794	122,413
Reinvested	713	1,757
Redeemed	(23,329)	(51,013)

Change in Class A Shares	(4,822)	73,157

Class C
Issued	1,855	15,607
Reinvested	175	286
Redeemed	(524)	(1,191)

Change in Class C Shares	1,506	14,702

Class R2
Issued	141	77
Reinvested	39	114
Redeemed	— (a)	—

Change in Class R2 Shares	180	191

Class R5
Reinvested	42	141

Change in Class R5 Shares	42	141

Class R6
Reinvested	42	144

Change in Class R6 Shares	42	144

Select Class
Issued	34,371	82,990
Reinvested	16,872	53,612
Redeemed	(58,227)	(12,862)

Change in Select Class Shares	(6,984)	123,740

(a)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Total Emerging Markets Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$16.20	$0.14	(f)(h)	$(0.14)	$— (g)	$(0.14)	$—	$(0.14)
Year Ended October 31, 2014	16.49	0.41	(f)(h)	(0.23)	0.18	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2013	16.68	0.38	(f)	0.14	0.52	(0.69)	(0.02)	(0.71)
November 30, 2011(i) through October 31, 2012	15.00	0.36	(f)	1.35	1.71	(0.03)	—	(0.03)

Class C
Six Months Ended April 30, 2015 (Unaudited)	16.17	0.10	(f)(h)	(0.15)	(0.05)	(0.13)	—	(0.13)
Year Ended October 31, 2014	16.48	0.29	(f)(h)	(0.19)	0.10	(0.27)	(0.14)	(0.41)
Year Ended October 31, 2013	16.61	0.30	(f)	0.14	0.44	(0.55)	(0.02)	(0.57)
November 30, 2011(i) through October 31, 2012	15.00	0.29	(f)	1.35	1.64	(0.03)	—	(0.03)

Class R2
Six Months Ended April 30, 2015 (Unaudited)	16.22	0.12	(f)(h)	(0.15)	(0.03)	(0.13)	—	(0.13)
Year Ended October 31, 2014	16.50	0.32	(f)(h)	(0.18)	0.14	(0.28)	(0.14)	(0.42)
Year Ended October 31, 2013	16.65	0.35	(f)	0.12	0.47	(0.60)	(0.02)	(0.62)
November 30, 2011(i) through October 31, 2012	15.00	0.32	(f)	1.36	1.68	(0.03)	—	(0.03)

Class R5
Six Months Ended April 30, 2015 (Unaudited)	16.26	0.18	(f)(h)	(0.14)	0.04	(0.15)	—	(0.15)
Year Ended October 31, 2014	16.53	0.43	(f)(h)	(0.18)	0.25	(0.38)	(0.14)	(0.52)
Year Ended October 31, 2013	16.74	0.47	(f)	0.13	0.60	(0.79)	(0.02)	(0.81)
November 30, 2011(i) through October 31, 2012	15.00	0.43	(f)	1.35	1.78	(0.04)	—	(0.04)

Class R6
Six Months Ended April 30, 2015 (Unaudited)	16.27	0.18	(f)(h)	(0.15)	0.03	(0.15)	—	(0.15)
Year Ended October 31, 2014	16.53	0.44	(f)(h)	(0.18)	0.26	(0.38)	(0.14)	(0.52)
Year Ended October 31, 2013	16.75	0.47	(f)	0.14	0.61	(0.81)	(0.02)	(0.83)
November 30, 2011(i) through October 31, 2012	15.00	0.43	(f)	1.36	1.79	(0.04)	—	(0.04)

Select Class
Six Months Ended April 30, 2015 (Unaudited)	16.25	0.16	(f)(h)	(0.15)	0.01	(0.14)	—	(0.14)
Year Ended October 31, 2014	16.52	0.40	(f)(h)	(0.18)	0.22	(0.35)	(0.14)	(0.49)
Year Ended October 31, 2013	16.72	0.43	(f)	0.13	0.56	(0.74)	(0.02)	(0.76)
November 30, 2011(i) through October 31, 2012	15.00	0.40	(f)	1.35	1.75	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2012 and October 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$16.06	0.02%	$1,438,812	1.55%		1.82	%(h)	2.75%		63%
16.20	1.15	1,529,891	1.55		2.52	(h)	2.79		113
16.49	3.18	350,784	1.55	(j)	2.32	(j)	3.18	(j)	99
16.68	11.44	68,466	1.55	(j)	2.46	(j)	2.62	(j)	92

15.99	(0.27)	351,068	2.05		1.34	(h)	3.19		63
16.17	0.66	330,605	2.05		1.82	(h)	3.30		113
16.48	2.64	94,685	2.05	(j)	1.84	(j)	3.51	(j)	99
16.61	10.95	68,170	2.05	(j)	1.95	(j)	3.11	(j)	92

16.06	(0.12)	74,390	1.80		1.59	(h)	2.82		63
16.22	0.91	72,233	1.80		1.99	(h)	3.09		113
16.50	2.86	70,326	1.80	(j)	2.11	(j)	3.21	(j)	99
16.65	11.22	68,316	1.80	(j)	2.20	(j)	2.86	(j)	92

16.15	0.26	72,537	1.10		2.28	(h)	2.11		63
16.26	1.59	72,381	1.10		2.69	(h)	2.39		113
16.53	3.66	71,227	1.10	(j)	2.81	(j)	2.51	(j)	99
16.74	11.88	68,728	1.10	(j)	2.90	(j)	2.17	(j)	92

16.15	0.21	72,659	1.05		2.33	(h)	2.06		63
16.27	1.70	72,485	1.05		2.74	(h)	2.34		113
16.53	3.68	71,293	1.05	(j)	2.86	(j)	2.46	(j)	99
16.75	11.96	68,757	1.05	(j)	2.95	(j)	2.12	(j)	92

16.12	0.12	29,648,759	1.30		2.08	(h)	2.30		63
16.25	1.42	30,001,738	1.30		2.49	(h)	2.59		113
16.52	3.39	28,455,634	1.30	(j)	2.61	(j)	2.72	(j)	99
16.72	11.73	27,101,213	1.30	(j)	2.70	(j)	2.37	(j)	92

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Total Emerging Markets Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Other derivatives are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

20	J.P. MORGAN FUNDS	APRIL 30, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$619,210	$—	$—	$619,210
Chile	290,073	—	—	290,073
China	235,440	2,368,349	—	2,603,789
Hong Kong	—	958,718	—	958,718
India	1,381,032	252,747	—	1,633,779
Indonesia	—	478,217	—	478,217
Mexico	1,405,951	—	—	1,405,951
Panama	383,679	—	—	383,679
Peru	186,264	—	—	186,264
Poland	—	168,281	—	168,281
Qatar	—	199,093	—	199,093
Russia	—	487,870	—	487,870
South Africa	—	943,236	—	943,236
South Korea	697,014	1,363,429	—	2,060,443
Taiwan	—	3,540,347	—	3,540,347
Thailand	147,029	636,417	—	783,446
Turkey	—	800,029	—	800,029
United States	229,073	—	—	229,073

Total Common Stocks	5,574,765	12,196,733	—	17,771,498

Preferred Stock
South Korea	—	472,847	—	472,847

Total Preferred Stock	—	472,847	—	472,847

Debt Securities
Corporate Bonds
Argentina	—	40,600	—	40,600
Cayman Islands	—	266,859	—	266,859
Chile	—	207,364	—	207,364
Indonesia	—	212,750	—	212,750
Kazakhstan	—	287,375	—	287,375
Mexico	—	605,397	—	605,397
United States	—	39,332	—	39,332
Venezuela	—	82,725	—	82,725

Total Corporate Bonds	—	1,742,402	—	1,742,402

Foreign Government Securities	—	11,058,214	—	11,058,214
U.S. Treasury Obligation	—	35,036	—	35,036
Short-Term Investment
Investment Company	$139,997	$—	$—	$139,997

Total Investments in Securities	$5,714,762	$25,505,232	$—	$31,219,994

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$60,953	$—	$60,953
Futures Contracts	11,308	—	—	11,308

Total Appreciation in Other Financial Instruments	$11,308	$60,953	$—	$72,261

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(69,018)	$—	$(69,018)

There were no transfers among any levels during the six months ended April 30, 2015

APRIL 30, 2015	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and Regulation S under the Securities Act.

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, options and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

22	J.P. MORGAN FUNDS	APRIL 30, 2015

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

As of April 30, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Options — The Fund purchases and sells (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from options written that expire are treated as realized gains. The Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the six months ended April 30, 2015 were as follows:

	Foreign Currency Exchange Options
	Notional Amount	Premiums Received
Options outstanding at October 31, 2014	$—	$—
Options written	(57,373)	(3,057)
Options expired	57,373	(3,057)

Options outstanding at April 30, 2015	$—	$—

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$11,308	$—	$11,308
Foreign exchange contracts	Receivables	—	60,953	60,953

Total		$11,308	$60,953	$72,261

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(69,018)	$(69,018)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

APRIL 30, 2015	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$(29,524)	$—	$(29,524)
Foreign exchange contracts	2,377	—	64,075	66,452

Total	$2,377	$(29,524)	$64,075	$36,928

Amount of Change in Net Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$—	$10,897	$—	$10,897
Foreign exchange contracts	(335)	—	(25,652)	(25,987)

Total	$(335)	$10,897	$(25,652)	$(15,090)

The Fund’s derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended April 30, 2015. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Short	$1,203,144
Ending Notional Balance Short	1,283,750
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	2,037,620
Average Settlement Value Sold	2,646,890
Ending Settlement Value Purchased	2,095,487
Ending Settlement Value Sold	2,227,543
Swaptions & OTC Options:
Average Notional Balance Purchased	57,373	(a)
Ending Notional Balanced Purchased	—

(a)	For the period November 1, 2014 through December 31, 2014.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

24	J.P. MORGAN FUNDS	APRIL 30, 2015

interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2015 are as follows:

Class A	Class C	Class R2	Select Class
$1,261	$157	$2	$534

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$435	$—

APRIL 30, 2015	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.55%	2.05%	1.80%	1.10%	1.05%	1.30%

The expense limitation agreement was in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Serving	Total	Contractual Reimbursements
$135,576	$12,718	$2,026	$150,320	$6,386

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were $328.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

26	J.P. MORGAN FUNDS	APRIL 30, 2015

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$19,123,131	$18,874,450

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,185,190	$3,145,306	$1,110,502	$2,034,804

At October 31, 2014, the Fund had short-term net capital loss carryforwards of $263,002.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2015, the Adviser owns a significant portion of the Fund’s outstanding shares. Significant shareholder transactions by the Adviser may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2015, substantially all of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of April 30, 2015, the Fund had the following country allocation representing greater than 10% of total investments.

Taiwan
11.3%

APRIL 30, 2015	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as option contracts and forward foreign currency exchange contracts.

8. Subsequent Event

At their meeting in May 2015, the Board of the Fund approved the liquidation of the Fund which will occur on or about July 7, 2015. As of June 23, 2015, the Fund no longer accepts subscription orders.

28	J.P. MORGAN FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Total Emerging Markets Fund
Class A
Actual	$1,000.00	$1,000.20	$7.69	1.55%
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class C
Actual	1,000.00	997.30	10.15	2.05
Hypothetical	1,000.00	1,014.63	10.24	2.05
Class R2
Actual	1,000.00	998.80	8.92	1.80
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class R5
Actual	1,000.00	1,002.60	5.46	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class R6
Actual	1,000.00	1,002.10	5.21	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Select Class
Actual	1,000.00	1,001.20	6.45	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN FUNDS	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-TEM-415

Semi-Annual Report

J.P. Morgan Funds

April 30, 2015 (Unaudited)

JPMorgan Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(12.30)%
Bloomberg Commodity Index Total Return	(11.87)%

Net Assets as of 4/30/2015	$85,165,641

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

Overall, commodities prices came under pressure throughout the six months ended April 30, 2015. In the first half of the period, global oil prices continued to decline amid oversupply and slack demand. Crude prices bounced off lows in late January, but remained well below 2014 levels. Prices for other commodities generally remained weak as slowing growth in China and tepid growth in Europe and Japan curbed global demand.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Bloomberg Commodity Index Total Return (the “Benchmark”) for the six months ended April 30, 2015.

Relative to the Benchmark, the Fund’s exposure to natural gas detracted from performance as near-term prices rose toward the end of the reporting period. The Fund’s exposure to sugar detracted from performance as well. Due to global oversupply, sugar prices declined for most of the six month period before bottoming out in March. A dramatic rebound in prices toward the end of the period detracted from the value of the Fund’s holdings.

The leading contributor to relative performance was the Fund’s long position in unleaded gasoline. Prices for gasoline rose as scheduled maintenance shut downs at a large number of U.S. refineries reduced supply during the first quarter of 2015. The Fund’s exposure to longer dated futures for soybean oil also contributed to relative performance amid an oversupplied global market that drove near-term prices lower. Additionally, the Fund’s exposure to longer dated crude contracts was a positive contributor to performance overall.

HOW WAS THE FUND POSITIONED?

During the six month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	APRIL 30, 2015

CASH INVESTMENTS***
U.S. Government Agency Securities	67.0%
U.S. Treasury Securities	18.4
Investment Company	14.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

COMMODITY MATURITY***
0-3 Months	68.3%
3-6 Months	23.5
> 6 Months	8.2

COMMODITY-LINKED INVESTMENTS****
Agricultural	29.9%
Coffee	1.8
Corn	6.4
Cotton	4.0
Kansas Wheat	0.9
Soybean Meal	2.7
Soybean Oil	2.8
Soybeans	5.2
Sugar	3.5
Wheat	2.6
Energy	37.3
Brent Crude	9.5
Unleaded Gas	5.4
Heating Oil	4.3
Natural Gas	8.6
WTI Crude Oil	9.5
Industrial Metals	17.0
Aluminum	4.8
Copper	7.8
Nickel	1.8
Zinc	2.6
Precious Metals	15.4
Gold	11.2
Silver	4.2
Livestock	5.3
Lean Hogs	1.8
Live Cattle	3.5

FIXED INCOME MATURITY***
< one month	56.9%
1-3 Months	43.1

COMMODITY ALLOCATION	Index	Fund****
Agricultural	26.8%	29.9%
Energy	36.2	37.3
Industrial Metals	16.9	17.0
Livestock	4.8	5.3
Precious Metals	15.3	15.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

APRIL 30, 2015	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
Without Sales Charge		(12.36)%	(24.83)%	(13.03)%
With Sales Charge**		(16.95)	(28.75)	(14.98)
CLASS C SHARES	December 17, 2012
Without CDSC		(12.63)	(25.26)	(13.47)
With CDSC***		(13.63)	(26.26)	(13.47)
CLASS R6 SHARES	December 17, 2012	(12.26)	(24.55)	(12.68)
SELECT CLASS SHARES	December 17, 2012	(12.30)	(24.67)	(12.82)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to April 30, 2015. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	APRIL 30, 2015

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 61.4%
	Federal Home Loan Bank,
1,880,000	DN, 0.065%, 06/05/15 (n)	1,879,914
	Federal Home Loan Mortgage Corp.,
8,700,000	DN, 0.050%, 05/08/15 (n)	8,699,948
4,206,000	DN, 0.050%, 05/12/15 (n)	4,205,962
2,900,000	DN, 0.060%, 05/13/15 (n)	2,899,971
5,657,000	DN, 0.060%, 06/23/15 (n)	5,656,610
	Federal National Mortgage Association,
550,000	DN, 0.040%, 05/01/15 (n)	550,000
2,888,000	DN, 0.060%, 05/20/15 (n)	2,887,954
16,800,000	DN, 0.062%, 07/02/15 (n)	16,798,270
7,143,000	DN, 0.065%, 06/10/15 (n)	7,142,628
1,563,000	DN, 0.070%, 06/01/15 (m) (n)	1,562,937

	Total U.S. Government Agency Securities (Cost $52,283,680)	52,284,194

NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
	Put Options Purchased: — 0.0% (g)
104	Crude Oil, Expiring 05/14/2015 @ 35.00 USD, American Style ^	1,040

	Total Options Purchased (Cost $26,272)	1,040

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 16.9%
	U.S. Treasury Bills,
13,799,000	0.016%, 05/07/15 (m) (n)	13,799,000
595,000	0.051%, 06/04/15 (k) (n) ^	594,997

	Total U.S. Treasury Obligations (Cost $14,393,934)	14,393,997

SHARES
Short-Term Investment — 13.4%
	Investment Company — 13.4%
11,413,671	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) ^ (Cost $11,413,671)	11,413,671

	Total Investments — 91.7% (Cost $78,117,557)	78,092,902
	Other Assets in Excess of Liabilities — 8.3% (c)	7,072,739

	NET ASSETS — 100.0%	$85,165,641

Percentages indicated are based on net assets.

Futures Contracts ^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT APRIL 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
83	Bloomberg Commodity Index Futures	06/17/15	$861,540	$18,829
132	WTI Crude Oil Futures	06/19/15	8,013,720	847,335
1	Copper Futures	06/26/15	72,150	22
117	Brent Crude Oil Futures	08/14/15	8,009,820	1,379,700
53	Livestock Futures	10/14/15	1,523,750	12,684
30	Natural Gas Futures	03/27/18	982,200	(311,228)
	Short Futures Outstanding
(3)	COMEX Gold 100 oz. Futures	06/26/15	(354,720)	4,932
(42)	Sugar No. 11 (World Markets) Futures	06/30/15	(619,987)	39,402
(7)	CBOT Wheat Futures	07/14/15	(165,900)	10,892
(7)	Live Cattle Futures	10/30/15	(419,090)	4,049
(10)	Natural Gas Futures	03/29/16	(301,100)	25,874
(20)	Natural Gas Futures	12/27/17	(734,800)	43,148

				$2,075,639

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Return Swaps on Commodities ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	NYMEX NY Harbor ULSD July 2015 Futures	05/26/15	$3,259,318	$410,833
	COMEX Gold 100 oz. June 2015 Futures	05/27/15	10,233,070	(419,098)
	NYBOT-ICE Coffee July 2015 Futures	06/18/15	2,144,550	(649,607)
	NYBOT-ICE Cotton No. 2 July 2015 Futures	06/22/15	1,326,000	31,591
	NYMEX Natural Gas July 2015 Futures	06/25/15	3,428,010	18,444
	CBOT Hard Red Winter Wheat July 2015 Futures	06/26/15	890,400	(91,969)
	CBOT Soybean No. 2 July 2015 Futures	06/26/15	4,382,138	(38,925)
	CBOT Wheat No. 2 July 2015 Futures	06/26/15	2,507,500	(137,454)
	COMEX Silver July 2015 Futures	06/26/15	3,724,380	(170,663)
	NYMEX Gasoline RBOB July 2015 Futures	06/26/15	4,097,398	419,684
	NYBOT-ICE Sugar No. 11 (World) July 2015 Futures	06/29/15	4,365,312	(822,233)
	NYMEX Natural Gas September 2015 Futures	08/26/15	2,154,230	(89,711)
	NYMEX Natural Gas September 2015 Futures	08/26/15	1,760,850	20,772
	CBOT Corn No. 2 September 2015 Futures	08/27/15	5,810,875	(405,638)
	CBOT Soyabean Meal September 2015 Futures	08/27/15	2,231,280	22,300
	CME Live Cattle October 2015 Futures	10/01/15	3,400,880	(48,103)
	NYBOT-ICE Cotton No. 2 December 2015 Futures	11/19/15	2,001,360	64,367
	CBOT Soybean Oil December 2015 Futures	11/25/15	2,373,000	23,956

				$(1,861,454)

Return Swaps on Commodities Indices ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	BBG Industrial Metals Index	05/21/15	$13,300,000	$990,886

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
ICE	— Intercontinental Exchange, Inc.
NYBOT	— New York Board of Trade
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
ULSD	— Ultra Low Sulfur Diesel
WTI	— West Texas Intermediate
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures, centrally cleared swaps or with brokers as initial margin for future contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of April 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
^	— All or a portion of the position is held by the Subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$66,679,231
Investments in affiliates, at value	11,413,671

Total investment securities, at value	78,092,902
Restricted Cash	7,070,000
Deposits at broker for futures contracts	850,000
Receivables:
Fund shares sold	1,029
Dividends from affiliates	455
Variation margin on futures contracts	200,962
Outstanding swap contracts, at value	2,002,833

Total Assets	88,218,181

LIABILITIES:
Payables:
Due to custodian	3,800
Fund shares redeemed	1,520
Outstanding swap contracts, at value	2,873,401
Accrued liabilities:
Investment advisory fees	24,192
Administration fees	1,489
Shareholder servicing fees	7,868
Distribution fees	134
Custodian and accounting fees	45,896
Collateral management fees	3,018
Other	91,222

Total Liabilities	3,052,540

Net Assets	$85,165,641

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	APRIL 30, 2015

Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$103,237,298
Accumulated undistributed (distributions in excess of) net investment income	(1,445,804)
Accumulated net realized gains (losses)	(17,806,268)
Net unrealized appreciation (depreciation)	1,180,415

Total Net Assets	$85,165,641

Net Assets:
Class A	$387,608
Class C	101,459
Class R6	19,312,427
Select Class	65,364,147

Total	$85,165,641

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	35,967
Class C	9,527
Class R6	1,774,877
Select Class	6,029,189

Net Asset Value (a):
Class A — Redemption price per share	$10.78
Class C — Offering price per share (b)	10.65
Class R6 — Offering and redemption price per share	10.88
Select Class — Offering and redemption price per share	10.84
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.38

Cost of investments in non-affiliates	$66,703,886
Cost of investments in affiliates	11,413,671

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$17,508
Dividend income from affiliates	1,729

Total investment income	19,237

EXPENSES:
Investment advisory fees	480,369
Administration fees	48,274
Distribution fees:
Class A	326
Class C	287
Shareholder servicing fees:
Class A	326
Class C	96
Select Class	82,715
Custodian and accounting fees	92,514
Collateral management fees	3,018
Professional fees	79,428
Trustees’ and Chief Compliance Officer’s fees	2,116
Printing and mailing costs	4,459
Registration and filing fees	26,033
Transfer agent fees	4,543
Sub-transfer agent fees (See Note 2.G.)	70
Other	23,816

Total expenses	848,390

Less fees waived	(412,920)
Less expense reimbursements	(4,439)

Net expenses	431,031

Net investment income (loss)	(411,794)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,971)
Futures	(7,177,980)
Swaps	(10,625,317)

Net realized gain (loss)	(17,806,268)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(26,469)
Futures	2,151,029
Swaps	2,043,153

Change in net unrealized appreciation/depreciation	4,167,713

Net realized/unrealized gains (losses)	(13,638,555)

Change in net assets resulting from operations	$(14,050,349)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	APRIL 30, 2015

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(411,794)	$(1,134,171)
Net realized gain (loss)	(17,806,268)	(7,979,403)
Distributions of capital gains received from investment company affiliates	—	225
Change in net unrealized appreciation/depreciation	4,167,713	287,695

Change in net assets resulting from operations	(14,050,349)	(8,825,654)

DISTRIBUTIONS TO SHAREHOLDERS:
Class R6
From net investment income	—	(3,575)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(24,023,482)	811,590

NET ASSETS:
Change in net assets	(38,073,831)	(8,017,639)
Beginning of period	123,239,472	131,257,111

End of period	$85,165,641	$123,239,472

Accumulated undistributed (distributions in excess of) net investment income	$(1,445,804)	$(1,034,010)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Commodities Strategy Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$405,155	$330,600
Cost of shares redeemed	(156,670)	(203,041)

Change in net assets resulting from Class A capital transactions	$248,485	$127,559

Class C
Proceeds from shares issued	$43,534	$41,905
Cost of shares redeemed	(7,742)	(5,007)

Change in net assets resulting from Class C capital transactions	$35,792	$36,898

Class R6
Proceeds from shares issued	$522,668	$26,449,000
Distributions reinvested	—	3,575
Cost of shares redeemed	(24,502,670)	(12,734,239)

Change in net assets resulting from Class R6 capital transactions	$(23,980,002)	$13,718,336

Select Class
Proceeds from shares issued	$568,645	$9,142,964
Cost of shares redeemed	(896,402)	(22,214,167)

Change in net assets resulting from Select Class capital transactions	$(327,757)	$(13,071,203)

Total change in net assets resulting from capital transactions	$(24,023,482)	$811,590

SHARE TRANSACTIONS:
Class A
Issued	37,076	24,420
Redeemed	(14,144)	(14,718)

Change in Class A Shares	22,932	9,702

Class C
Issued	4,131	3,149
Redeemed	(732)	(354)

Change in Class C Shares	3,399	2,795

Class R6
Issued	49,085	1,901,994
Reinvested	—	267
Redeemed	(2,154,434)	(964,827)

Change in Class R6 Shares	(2,105,349)	937,434

Select Class
Issued	52,716	663,957
Redeemed	(80,802)	(1,592,234)

Change in Select Class Shares	(28,086)	(928,277)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Commodities Strategy Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$12.30	$(0.06	)(f)	$(1.46)	$(1.52)	$—
Year Ended October 31, 2014	13.18	(0.16	)(f)	(0.72)	(0.88)	—
December 17, 2012 (g) through October 31, 2013	15.00	(0.14	)(f)	(1.68)	(1.82)	—

Class C
Six Months Ended April 30, 2015 (Unaudited)	12.19	(0.09	)(f)	(1.45)	(1.54)	—
Year Ended October 31, 2014	13.12	(0.22	)(f)	(0.71)	(0.93)	—
December 17, 2012 (g) through October 31, 2013	15.00	(0.20	)(f)	(1.68)	(1.88)	—

Class R6
Six Months Ended April 30, 2015 (Unaudited)	12.40	(0.04	)(f)	(1.48)	(1.52)	—
Year Ended October 31, 2014	13.22	(0.10	)(f)	(0.72)	(0.82)	—	(i)
December 17, 2012 (g) through October 31, 2013	15.00	(0.09	)(f)	(1.69)	(1.78)	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	12.36	(0.05	)(f)	(1.47)	(1.52)	—
Year Ended October 31, 2014	13.21	(0.13	)(f)	(0.72)	(0.85)	—
December 17, 2012 (g) through October 31, 2013	15.00	(0.11	)(f)	(1.68)	(1.79)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$10.78	(12.36)%	$387,608	1.21%		(1.17)%		2.28%		0%
12.30	(6.68)	160,388	1.20		(1.16)		2.03		0
13.18	(12.13)	43,924	1.22	(h)	(1.16	)(h)	2.74	(h)	0

10.65	(12.63)	101,459	1.72		(1.68)		2.73		0
12.19	(7.09)	74,710	1.71		(1.67)		2.53		0
13.12	(12.53)	43,733	1.72	(h)	(1.66	)(h)	3.24	(h)	0

10.88	(12.26)	19,312,427	0.84		(0.80)		1.64		0
12.40	(6.19)	48,113,945	0.82		(0.78)		1.53		0
13.22	(11.87)	38,913,194	0.82	(h)	(0.76	)(h)	1.86	(h)	0

10.84	(12.30)	65,364,147	0.96		(0.92)		1.91		0
12.36	(6.43)	74,890,429	0.97		(0.93)		1.79		0
13.21	(11.93)	92,256,260	0.97	(h)	(0.91	)(h)	2.10	(h)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

The Fund commenced operations on December 17, 2012. Prior to February 28, 2014, Class A and Class C Shares of the Fund were not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

JPM Commodities Strategy Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of April 30, 2015, net assets of the Fund were $85,165,641 of which $19,165,845, or approximately 22.5%, represented the Subsidiary’s net assets. Net realized losses in the Subsidiary amounted to $(17,803,297). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Effective April 30, 2015, the Subsidiary changed its name to Commodities Strategy Fund CS Ltd.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

16	J.P. MORGAN FUNDS	APRIL 30, 2015

Futures and options are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Consolidated Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,414,711	$66,678,191	$—	$78,092,902

Appreciation in Other Financial Instruments
Futures Contracts	$2,386,867	$—	$—	$2,386,867
Return Swaps	—	2,002,833	—	2,002,833

Total Appreciation in Other Financial Instruments	$2,386,867	$2,002,833	$—	$4,389,700

Depreciation in Other Financial Instruments
Futures Contracts	$(311,228)	$—	$—	$(311,228)
Return Swaps	—	(2,873,401)	—	(2,873,401)

Total Depreciation in Other Financial Instruments	$(311,228)	$(2,873,401)	$—	$(3,184,629)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2015.

B. Futures Contracts — The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

APRIL 30, 2015	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended April 30, 2015:

Futures Contracts on Commodities:
Average Notional Balance Long	$18,138,007
Average Notional Balance Short	2,805,131
Ending Notional Balance Long	19,463,180
Ending Notional Balance Short	2,595,597

C. Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2015:

Exchange-Traded Options:
Average Number of Contracts Purchased	104	(a)
Ending Number of Contracts Purchased	104

(a)	For the period March 1, 2015 through April 30, 2015.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Return Swaps on Commodities and Commodity Indices — The Fund uses return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.) and is reported on the CSAL as Investments in affiliates — restricted, except for amounts posted to Macquarie Bank, Ltd., which are included on the CSAL as Restricted Cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s CSAL and are disclosed in the table on the next page.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of April 30, 2015 is as follows:

Counterparty		Value of swap contracts	Collateral amount
Macquarie Bank Ltd.	Collateral Posted	$(870,568)	$7,070,000

18	J.P. MORGAN FUNDS	APRIL 30, 2015

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s activities in return swaps are concentrated with two counterparties. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the six months ended April 30, 2015:

Return Swaps on Commodities:
Average Notional Balance Long	$77,584,520
Average Notional Balance Short	5,621,315
Ending Notional Balance Long	60,090,551
Ending Notional Balance Short	—
Return Swaps on Commodity Indices:
Average Notional Balance Long	$17,196,429
Average Notional Balance Short	24,220,000
Ending Notional Balance Long	13,300,000
Ending Notional Balance Short	—

E. Summary of Derivative Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of April 30, 2015:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Macquarie Bank Ltd.	$2,002,833		$(2,002,833)	$—	$—
Exchange Traded Futures Contracts (b)	2,386,867	(c)	—	—	2,386,867

Total	$4,389,700		$(2,002,833)	$—	$2,386,867

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
Macquarie Bank Ltd.	$2,873,401		$(2,002,833)	$(870,568	)(d)	$—
Exchange Traded Futures Contracts (b)	311,228	(c)	—	—		311,228

Total	$3,184,629		$(2,002,833)	$(870,568)		$311,228

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflect the current day variation margin receivable/payable from/to brokers for futures contracts.
(d)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.D. for actual swap collateral received or posted.

APRIL 30, 2015	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2015 is as follows:

Class A	Class C	Class R6	Select Class
$54	$16	$—	$—

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

20	J.P. MORGAN FUNDS	APRIL 30, 2015

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor retained $137 in sales charges and no CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$327,717	$38,099	$33,320	$399,136	$4,439

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were $13,784.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

APRIL 30, 2015	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, there were no purchases or sales of long-term investments. Additionally, during the six months ended April 30, 2015, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$78,117,557	$576	$25,231	$(24,655)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

In addition, as of April 30, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
74.0%	19.0%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

22	J.P. MORGAN FUNDS	APRIL 30, 2015

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

APRIL 30, 2015	J.P. MORGAN FUNDS	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$876.40	$5.63	1.21%
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	873.70	7.99	1.72
Hypothetical	1,000.00	1,016.27	8.60	1.72
Class R6
Actual	1,000.00	877.40	3.91	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Select Class
Actual	1,000.00	877.00	4.47	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	J.P. MORGAN FUNDS	APRIL 30, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. April 2015.

SAN-CSTRAT-415

Semi-Annual Report

J.P. Morgan Funds

April 30, 2015 (Unaudited)

JPMorgan Systematic Alpha Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

 “The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while
China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S.
economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with
2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S.
dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S.
unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since
2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

APRIL 30, 2015

J.P. MORGAN FUNDS

1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

(0.95)%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

0.01%

Net Assets as of 4/30/2015

$
323,006,480

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

WHAT WERE
THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the BofA Merrill Lynch 3-Month U.S.
Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2015. The underperformance was mostly due to the Fund’s inclusion of a broader range of asset classes than the Benchmark, which is limited to U.S. Treasury
Bills.

During the six months ended April 30, 2015, the Fund’s equity long and short positions were the largest detractors from absolute performance, partly due to the Fund’s bias toward small cap stocks, which underperformed the broader market. The Fund’s holdings of convertible bonds also detracted from absolute performance as the sector struggled during the second half of 2014.

The Fund’s merger arbitrage strategy, which seeks to benefit from price changes in the securities of both companies in a merger agreement, was the largest contributor to absolute performance. During the second half of the reporting period, the high proportion of so-called friendly mergers, which generally have a higher likelihood of being consummated, allowed the Fund to generate steady returns. The Fund’s use of equity momentum trades also contributed to absolute performance. Momentum trades involve buying or selling securities that display either a rising or falling price trend.

The Fund’s exposure to fixed income strategies, particularly term premium and carry trades, also contributed to absolute performance. Term premium is the amount by which the yield-to-maturity of long term bonds exceed that of short term bonds. Carry trade strategy involves selling a bond that comes with a relatively low interest rate to purchase a different bond that comes with a higher interest rate.

HOW WAS THE FUND POSITIONED?

The Fund’s managers employed an equal risk weighting over the long term and alternative investment strategies to access certain return factors, including equity, fixed income, convertible bonds, currencies and commodities. The alternative investment strategies the Fund employed included equity market neutral, event driven, convertible bond arbitrage and macro based strategies. At the end of the reporting period, the Fund was risk-balanced across strategies as the opportunities in both merger arbitrage strategy and global macroeconomic strategy rebounded from the lows experienced in 2013.

2

J.P. MORGAN FUNDS

APRIL 30, 2015

RISK ALLOCATION AS OF APRIL 30, 2015

Asset Class / Strategy

% of Risk Allocation***

Convertible Bonds

9.70
%

Equity Market Neutral (1)

39.85

Event Driven (2)

21.69

Commodities / Currencies

12.96

Relative Value Fixed Income / Credit (3)

15.80

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)

1

Jazztel plc

1.0
%

2

Rexam plc

1.0

3

DIRECTV

0.9

4

Toll Holdings Ltd.

0.9

5

Exelis, Inc.

0.9

6

Lorillard, Inc.

0.9

7

Pirelli & C.D.p.A.

0.9

8

Intergrys Energy Group, Inc.

0.9

9

Aruba Networks, Inc.

0.9

10

Talisman Energy, Inc.

0.9

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)

1

Rock-Tenn Co.

(0.8
)%

2

Hallinburton Co.

(0.8
)

3

Nokia OYJ

(0.8
)

4

Holcim Ltd.

(0.7
)

5

Royal Dutch Shell plc

(0.7
)

6

Wisconsin Energy Corp.

(0.7
)

7

NXP Semiconductors N.V.

(0.7
)

8

Endurance Specialty Holdings Ltd.

(0.6
)

9

STERIS Corp.

(0.5
)

10

Telecity Group plc

(0.4
)

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of April
30, 2015 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.

(1)

Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e.
selling short) that the Adviser expects to decrease in value.

(2)

Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

(3)

Relative Value Fixed Income and Credit strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.

(a)

Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of April
30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015

J.P. MORGAN FUNDS

3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30,
2015

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

SINCE INCEPTION

CLASS A SHARES

February 12, 2013

Without Sales Charge

(1.06
)%

0.12
%

3.42
%

With Sales Charge**

(5.49
)

(4.41
)

1.28

CLASS C SHARES

February 12, 2013

Without CDSC

(1.27
)

(0.41
)

2.90

With CDSC***

(2.27
)

(1.41
)

2.90

CLASS R6 SHARES

February 12, 2013

(0.78
)

0.60

3.84

SELECT CLASS SHARES

February 12, 2013

(0.95
)

0.30

3.66

*

Not annualized.

**

Sales Charge for Class A Shares is 4.50%.

***

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Systematic Alpha Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from February 12, 2013 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the
Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN FUNDS

APRIL 30, 2015

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015
(Unaudited)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 25.5%

Consumer Discretionary — 3.8%

Auto Components — 1.9%

189,092

Pirelli & C. S.p.A., (Italy)

3,271,650

27,500

TRW Automotive Holdings Corp. (a)

2,889,150

6,160,800

Hotels, Restaurants & Leisure — 0.9%

41,978

Life Time Fitness, Inc. (a)

3,001,427

Internet & Catalog Retail — 0.9%

255,794

Orbitz Worldwide, Inc. (a)

2,997,905

Media — 0.1%

55,962

SFX Entertainment, Inc. (a)

244,554

115

Time Warner Cable, Inc.

17,885

262,439

Total Consumer Discretionary

12,422,571

Consumer Staples — 0.2%

Food Products — 0.2%

9,145

Kraft Foods Group, Inc.

775,039

Energy — 2.0%

Energy Equipment & Services — 1.0%

38,301

Dresser-Rand Group, Inc. (a)

3,166,344

Oil, Gas & Consumable Fuels — 1.0%

402,365

Talisman Energy, Inc., (Canada) (m)

3,206,849

Total Energy

6,373,193

Financials — 1.2%

Banks — 0.2%

388,122

Banco BPI S.A., (Portugal) (a) (m)

634,421

Insurance — 1.0%

82,182

Montpelier Re Holdings Ltd., (Bermuda)

3,131,956

3,131,956

Total Financials

3,766,377

Health Care — 4.6%

Biotechnology — 2.4%

30,282

Auspex Pharmaceuticals, Inc. (a)

3,055,151

2,982

Chelsea Therapeutics International Ltd. (a) (i)

—

33,842

Hyperion Therapeutics, Inc. (a)

1,555,378

12,475

Pharmacyclics, Inc. (a) (m)

3,196,095

7,806,624

Health Care Equipment & Supplies — 0.3%

16,328

Alere, Inc. (a)

775,253

Health Care Providers & Services — 0.9%

50,777

Catamaran Corp. (a) (m)

3,015,055

SHARES

SECURITY DESCRIPTION

VALUE($)

Life Sciences Tools & Services — 0.0% (g)

402

Furiex Pharmaceuticals, Inc. (a) (i)

3,928

Pharmaceuticals — 1.0%

36,530

Hospira, Inc. (a)

3,188,704

Total Health Care

14,789,564

Industrials — 3.0%

Air Freight & Logistics — 2.0%

371,733

TNT Express N.V., (Netherlands)

3,173,141

473,997

Toll Holdings Ltd., (Australia)

3,354,820

6,527,961

Electrical Equipment — 1.0%

52,604

Polypore International, Inc. (a)

3,080,490

Total Industrials

9,608,451

Information Technology — 5.0%

Communications Equipment — 1.3%

130,704

Aruba Networks, Inc. (a)

3,216,626

132,951

Emulex Corp. (a) (m)

1,066,267

4,282,893

Electronic Equipment, Instruments & Components — 0.0% (g)

8,083

RealD, Inc. (a)

99,259

IT Services — 1.0%

66,300

IGATE Corp. (a) (m)

3,153,228

Semiconductors & Semiconductor Equipment — 0.6%

22,867

Integrated Silicon Solution, Inc. (m)

424,183

44,005

OmniVision Technologies, Inc. (a)

1,227,520

16,836

REC Solar ASA, (Singapore) (a)

228,066

1,879,769

Software — 2.1%

67,758

Advent Software, Inc. (m)

2,941,375

65,787

Informatica Corp. (a)

3,162,381

27,545

Kofax Ltd. (a)

303,821

13,552

RealPage, Inc. (a)

268,872

6,676,449

Total Information Technology

16,091,598

Materials — 1.9%

Chemicals — 1.0%

22,578

Sigma-Aldrich Corp. (m)

3,136,536

Construction Materials — 0.8%

36,148

Lafarge S.A., (France) (m)

2,637,535

Metals & Mining — 0.1%

218,837

PanAust Ltd., (Australia)

299,057

Total Materials

6,073,128

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015

J.P. MORGAN FUNDS

5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Telecommunication Services — 1.5%

Diversified Telecommunication Services — 1.5%

192,058

iiNET Ltd., (Australia)

1,502,198

241,804

Jazztel plc, (United Kingdom) (a)

3,491,247

4,993,445

Wireless Telecommunication Services — 0.0% (g)

3,314

Leap Wireless International, Inc. (a) (i)

8,351

Total Telecommunication Services

5,001,796

Utilities — 2.3%

Electric Utilities — 2.3%

54,436

Cleco Corp. (m)

2,958,597

43,647

Hawaiian Electric Industries, Inc. (m)

1,366,151

115,077

Pepco Holdings, Inc.

2,989,700

Total Utilities

7,314,448

Total Common Stocks (Cost $81,645,938)

82,216,165

Preferred Stocks — 2.5%

Consumer Staples — 0.2%

Food Products — 0.2%

14,650

Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)

720,633

Total Consumer Staples

720,633

Financials — 1.0%

Banks — 0.6%

773

Bank of America Corp., Series L, 7.250% ($1,000 par value)

895,907

745

Wells Fargo & Co., Series L, 7.500% ($1,000 par value)

907,969

1,803,876

Real Estate Investment Trusts (REITs) — 0.4%

4,900

American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)

508,032

4,750

Health Care REIT, Inc., Series I, 6.500% ($50 par value)

302,812

9,600

Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value)

512,544

1,323,388

Total Financials

3,127,264

Industrials — 0.5%

Aerospace & Defense — 0.2%

13,600

United Technologies Corp., 7.500%, 08/01/15 ($50 par value)

799,952

SHARES

SECURITY DESCRIPTION

VALUE($)

Machinery — 0.3%

6,100

Stanley Black & Decker, Inc., 4.750%, 11/17/15 ($100 par value)

840,824

Total Industrials

1,640,776

Materials — 0.2%

Metals & Mining — 0.2%

15,350

Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)

700,267

Utilities — 0.6%

Electric Utilities — 0.4%

16,200

Exelon Corp., 6.500%, 06/01/17 ($50 par value)

798,174

NextEra Energy, Inc.,

2,350

5.599%, 06/01/15 ($50 par value)

155,840

3,450

5.799%, 09/01/16 ($50 par value)

196,270

3,050

5.889%, 09/01/15 ($50 par value)

194,133

1,344,417

Multi-Utilities — 0.2%

Dominion Resources, Inc.,

3,750

6.375%, 07/01/17 ($50 par value)

186,188

4,300

Series A, 6.125%, 04/01/16 ($50 par value)

243,681

4,300

Series B, 6.000%, 07/01/16 ($50 par value)

244,928

674,797

Total Utilities

2,019,214

Total Preferred Stocks (Cost $8,419,152)

8,208,154

PRINCIPAL/UNIT AMOUNT($)

Convertible Bonds — 13.6%

Consumer Discretionary — 1.8%

Automobiles — 0.2%

600,000 Units

Fiat Chrysler Automobiles N.V., (Netherlands), 7.875%, 12/15/16

754,650

Household Durables — 0.3%

389,000

Lennar Corp., 3.250%, 11/15/21 (e)

768,275

Internet & Catalog Retail — 0.7%

Ctrip.com International Ltd., (Cayman Islands),

893,000

1.250%, 10/15/18

986,207

Priceline Group, Inc. (The),

148,000

0.350%, 06/15/20

174,455

125,000

1.000%, 03/15/18

175,000

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

6

J.P. MORGAN FUNDS

APRIL 30, 2015

PRINCIPAL/UNIT AMOUNT($)

SECURITY DESCRIPTION

VALUE($)

Convertible Bonds — continued

Internet & Catalog Retail — continued

506,000

Vipshop Holdings Ltd., (Cayman Islands), 1.500%, 03/15/19

771,650

2,107,312

Media — 0.5%

Liberty Interactive LLC,

395,000

0.750%, 03/30/43

571,763

496,751

1.000%, 09/30/43 (e)

467,256

Liberty Media Corp.,

140,000

1.375%, 10/15/23

140,175

506,000

1.375%, 10/15/23

506,633

1,685,827

Textiles, Apparel & Luxury Goods — 0.1%

Iconix Brand Group, Inc.,

194,000

1.500%, 03/15/18

200,547

195,000

2.500%, 06/01/16

202,069

402,616

Total Consumer Discretionary

5,718,680

Energy — 0.7%

Energy Equipment & Services — 0.5%

816,000

Hornbeck Offshore Services, Inc., 1.500%, 09/01/19

685,950

SEACOR Holdings, Inc.,

711,000

2.500%, 12/15/27

738,107

87,000

2.500%, 12/15/27

90,317

1,514,374

Oil, Gas & Consumable Fuels — 0.2%

Chesapeake Energy Corp.,

171,000

2.500%, 05/15/37

163,733

280,000

2.500%, 05/15/37

269,675

269,000

2.750%, 11/15/35

269,336

702,744

Total Energy

2,217,118

Financials — 1.8%

Capital Markets — 0.4%

762,000

Ares Capital Corp., 5.750%, 02/01/16

779,621

672,000

Prospect Capital Corp., 4.750%, 04/15/20

652,680

1,432,301

Real Estate Investment Trusts (REITs) — 1.2%

Annaly Capital Management, Inc.,

736,000

5.000%, 05/15/15

736,460

21,000

5.000%, 05/15/15

21,013

PRINCIPAL/UNIT AMOUNT($)

SECURITY DESCRIPTION

VALUE($)

Real Estate Investment Trusts (REITs) — continued

665,000

Colony Capital, Inc., 3.875%, 01/15/21

724,019

684,000

DDR Corp., 1.750%, 11/15/40

793,868

330,000

Host Hotels & Resorts LP, 2.500%, 10/15/29 (e)

518,925

Spirit Realty Capital, Inc.,

276,000

2.875%, 05/15/19

272,032

244,000

3.750%, 05/15/21

241,713

Starwood Property Trust, Inc.,

355,000

4.000%, 01/15/19

401,816

233,000

4.550%, 03/01/18

253,387

3,963,233

Thrifts & Mortgage Finance — 0.2%

Radian Group, Inc.,

162,000

2.250%, 03/01/19

274,792

167,000

3.000%, 11/15/17

268,035

542,827

Total Financials

5,938,361

Health Care — 3.2%

Biotechnology — 1.6%

740,000

Acorda Therapeutics, Inc., 1.750%, 06/15/21

727,050

741,000

Aegerion Pharmaceuticals, Inc., 2.000%, 08/15/19 (e)

653,006

BioMarin Pharmaceutical, Inc.,

354,000

0.750%, 10/15/18

483,653

3,000

0.750%, 10/15/18

4,099

345,000

1.500%, 10/15/20

484,078

3,000

1.500%, 10/15/20

4,209

591,000

Cepheid, 1.250%, 02/01/21

652,316

176,000

Gilead Sciences, Inc., Series D, 1.625%, 05/01/16

776,710

661,000

Isis Pharmaceuticals, Inc., 1.000%, 11/15/21 (e)

716,359

903,000

PDL BioPharma, Inc., 4.000%, 02/01/18

868,573

5,370,053

Health Care Equipment & Supplies — 0.5%

Hologic, Inc.,

168,000

SUB, 0.000%, 12/15/43

197,190

158,000

Series 2010, SUB, 2.000%, 12/15/37

237,098

174,000

Series 2012, SUB, 2.000%, 03/01/42

217,609

445,000

Teleflex, Inc., 3.875%, 08/01/17

878,875

1,530,772

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015

J.P. MORGAN FUNDS

7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

PRINCIPAL/UNIT AMOUNT($)

SECURITY DESCRIPTION

VALUE($)

Convertible Bonds — continued

Health Care Providers & Services — 0.7%

Anthem, Inc.,

360,000

2.750%, 10/15/42

726,075

Molina Healthcare, Inc.,

274,000

1.125%, 01/15/20

418,878

341,000

1.625%, 08/15/44

403,019

640,000

Omnicare, Inc., 3.500%, 02/15/44

860,000

2,407,972

Life Sciences Tools & Services — 0.1%

187,000

Illumina, Inc., 0.500%, 06/15/21 (e)

216,219

Pharmaceuticals — 0.3%

800,000

  Jazz Investments I Ltd., (Bermuda),
1.875%, 08/15/21 (e)

956,000

Total Health Care

10,481,016

Industrials — 0.6%

Air Freight & Logistics — 0.2%

634,000

  UTi Worldwide, Inc., (United Kingdom),
4.500%, 03/01/19

630,038

Machinery — 0.2%

Trinity Industries, Inc.,

436,000

3.875%, 06/01/36

565,982

565,982

Transportation Infrastructure — 0.2%

530,000

Macquarie Infrastructure Co. LLC, 2.875%, 07/15/19

617,781

Total Industrials

1,813,801

Information Technology — 5.2%

Communications Equipment — 0.4%

797,000

Brocade Communications Systems, Inc.,

1.375%, 01/01/20 (e)

825,393

Ciena Corp.,

265,000

0.875%, 06/15/17

263,675

201,000

3.750%, 10/15/18 (e)

262,557

1,351,625

Internet Software & Services — 1.4%

776,000

AOL, Inc., 0.750%, 09/01/19 (e)

781,335

544,000

j2 Global, Inc., 3.250%, 06/15/29

646,340

598,000

MercadoLibre, Inc., 2.250%, 07/01/19 (e)

765,814

400,000

Qihoo 360 Technology Co., Ltd., (Cayman Islands), 2.500%, 09/15/18

388,500

597,000

SINA Corp., (Cayman Islands), 1.000%, 12/01/18

558,195

Yandex N.V., (Netherlands),

926,000

1.125%, 12/15/18

809,092

PRINCIPAL/UNIT AMOUNT($)

SECURITY DESCRIPTION

VALUE($)

Internet Software & Services — continued

637,000

YY, Inc., (Cayman Islands), 2.250%, 04/01/19

595,197

4,544,473

IT Services — 0.3%

800,000

Euronet Worldwide, Inc., 1.500%, 10/01/44 (e)

876,500

Semiconductors & Semiconductor Equipment — 1.5%

Intel Corp.,

189,000

3.250%, 08/01/39

307,952

221,000

3.482%, 12/15/35

281,499

Lam Research Corp.,

146,000

0.500%, 05/15/16

184,325

6,000

0.500%, 05/15/16

7,575

273,000

1.250%, 05/15/18

370,597

Microchip Technology, Inc.,

400,000

1.625%, 02/15/25 (e)

409,000

213,000

2.125%, 12/15/37

405,099

Micron Technology, Inc.,

33,000

Series D, 3.125%, 05/01/32

96,154

77,000

Series G, 3.000%, 11/15/43

87,058

101,000

Novellus Systems, Inc., 2.625%, 05/15/41

222,516

NVIDIA Corp.,

511,000

1.000%, 12/01/18

624,697

13,000

1.000%, 12/01/18

15,893

800,000

NXP Semiconductors N.V., (Netherlands),

1.000%, 12/01/19 (e)

936,000

550,000

Xilinx, Inc., 2.625%, 06/15/17

834,625

4,782,990

Software — 1.2%

284,000

Cadence Design Systems, Inc., 2.625%, 06/01/15

710,178

Citrix Systems, Inc.,

414,000

0.500%, 04/15/19 (e)

439,875

407,000

0.500%, 04/15/19 (e)

432,437

464,000

Electronic Arts, Inc., 0.750%, 07/15/16

849,120

873,000

Nuance Communications, Inc., 2.750%, 11/01/31

870,272

541,000

Verint Systems, Inc., 1.500%, 06/01/21

630,603

3,932,485

Technology Hardware, Storage & Peripherals — 0.4%

751,000

Electronics For Imaging, Inc., 0.750%, 09/01/19 (e)

773,999

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

8

J.P. MORGAN FUNDS

APRIL 30, 2015

PRINCIPAL/UNIT AMOUNT($)

SECURITY DESCRIPTION

VALUE($)

Convertible Bonds — continued

Technology Hardware, Storage & Peripherals — continued

SanDisk Corp.,

232,000

0.500%, 10/15/20

238,670

270,000

1.500%, 08/15/17

388,125

1,400,794

Total Information Technology

16,888,867

Materials — 0.3%

Metals & Mining — 0.3%

261,000

Newmont Mining Corp., Series B, 1.625%, 07/15/17

272,908

520,000

United States Steel Corp., 2.750%, 04/01/19

624,650

Total Materials

897,558

Total Convertible Bonds (Cost $43,010,774)

43,955,401

SHARES

SECURITY DESCRIPTION

VALUE($)

Short-Term Investment — 55.7%

Investment Company — 55.7%

179,844,728

  JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) ^^ (Cost
$179,844,728)

179,844,728

Total Investments — 97.3% (Cost 312,920,592) (c)

314,224,448

Other Assets in Excess of Liabilities — 2.7%

8,782,032

NET ASSETS — 100.0%

$
323,006,480

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS

DESCRIPTION

EXPIRATION DATE

  NOTIONAL
VALUE AT APRIL 30, 2015

NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Futures Outstanding

63

LME Aluminum Futures^

05/18/15

$
3,014,944

$
221,491

9

LME Copper Futures^

05/18/15

1,428,863

100,943

18

LME Zinc Futures^

05/18/15

1,059,300

118,026

19

Feeder Cattle Futures^

05/21/15

2,023,263

36,169

7

LME Copper Futures^

06/15/15

1,110,812

54,101

405

10 Year U.S. Treasury Note

06/19/15

51,991,875

328,259

231

Long Gilt

06/26/15

41,883,580

(294,069
)

41

Live Cattle Futures^

06/30/15

2,455,080

50,809

19

Soybean Futures^

08/14/15

922,450

(11,456
)

20

Live Cattle Futures^

08/31/15

1,184,800

41,871

33

Cocoa Futures^

09/15/15

966,570

76,584

Short Futures Outstanding

(65
)

Lean Hogs Futures^

05/14/15

(2,000,700
)

42,118

(32
)

WTI Crude Futures^

05/19/15

(1,908,160
)

(295,784
)

(72
)

Natural Gas Futures^

05/27/15

(1,980,720
)

(51,568
)

(167
)

Euro Bund

06/08/15

(29,383,748
)

387,448

(15
)

10 Year Japanese Government Bond

06/11/15

(18,579,146
)

(68,714
)

(39
)

Lean Hogs Futures^

06/12/15

(1,270,230
)

10,995

(89
)

10 Year Australian Government Bond

06/15/15

(9,103,783
)

63,791

(268
)

10 Year Canadian Government Bond

06/19/15

(31,149,308
)

470,622

(341
)

E-mini S&P 500

06/19/15

(35,445,245
)

225,837

(9
)

WTI Crude Futures^

06/22/15

(546,390
)

(88,563
)

(28
)

Natural Gas Futures^

06/26/15

(784,560
)

(22,173
)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015

J.P. MORGAN FUNDS

9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Futures Contracts

NUMBER OF CONTRACTS

DESCRIPTION

EXPIRATION DATE

  NOTIONAL
VALUE AT APRIL 30, 2015

NET UNREALIZED APPRECIATION (DEPRECIATION)

(96
)

Sugar No. 11 (World Markets) Futures^

06/30/15

(1,417,114
)

84,168

(37
)

CBOT Wheat Futures^

07/14/15

(876,900
)

67,016

(56
)

Corn Futures^

07/14/15

(1,025,500
)

100,910

(19
)

Coffee ‘C’ Futures^

07/21/15

(979,331
)

7,276

(6
)

Coffee ‘C’ Futures^

09/18/15

(315,338
)

901

(91
)

Sugar No. 11 (World Markets) Futures^

09/30/15

(1,386,112
)

(14,052
)

$
1,642,956

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT APRIL 30, 2015

NET UNREALIZED APPRECIATION (DEPRECIATION)

4,490,649

AUD

State Street Bank & Trust

05/13/15

$
3,384,925

$
3,551,899

$
166,974

6,670,402

BRL

Morgan Stanley†

05/13/15

2,082,743

2,206,866

124,123

814,108

CAD

Royal Bank of Canada

06/16/15

675,036

674,360

(676
)

48,181,546

CZK

Goldman Sachs International

05/13/15

1,965,837

1,971,327

5,490

570,224

GBP

Goldman Sachs International

05/13/15

853,574

875,233

21,659

546,326

GBP

HSBC Bank, N.A.

05/13/15

799,359

838,552

39,193

1,291,469

GBP

State Street Bank & Trust

05/13/15

1,908,860

1,982,267

73,407

25,598,424,525

IDR

HSBC Bank, N.A.†

05/13/15

1,951,546

1,968,980

17,434

121,825,224

INR

HSBC Bank, N.A.†

05/13/15

1,934,963

1,912,300

(22,663
)

273,884,424

JPY

Citibank, N.A.

05/13/15

2,285,273

2,293,987

8,714

525,479,016

JPY

HSBC Bank, N.A.

06/16/15

4,421,098

4,403,094

(18,004
)

84,861,244

JPY

Royal Bank of Canada

05/13/15

708,901

710,776

1,875

251,594,592

JPY

State Street Bank & Trust

05/13/15

2,104,361

2,107,293

2,932

54,739,672

NOK

Citibank, N.A.

05/13/15

6,795,992

7,267,845

471,853

9,636,598

NZD

State Street Bank & Trust

05/13/15

7,166,815

7,348,546

181,731

86,740,791

PHP

Merrill Lynch International†

05/13/15

1,944,643

1,944,018

(625
)

7,782,806

RON

Union Bank of Switzerland AG

05/13/15

1,898,476

1,975,280

76,804

7,869,315

SEK

Goldman Sachs International

05/13/15

920,688

944,474

23,786

4,969,844

TRY

State Street Bank & Trust

05/13/15

1,894,161

1,854,616

(39,545
)

23,017,925

ZAR

Citibank, N.A.

05/13/15

1,908,377

1,931,996

23,619

$
47,605,628

$
48,763,709

$
1,158,081

SEE NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS.

10

J.P. MORGAN FUNDS

APRIL 30, 2015

CONTRACTS TO SELL

CURRENCY

COUNTERPARTY

SETTLEMENT DATE

SETTLEMENT VALUE

VALUE AT APRIL 30, 2015

NET UNREALIZED APPRECIATION (DEPRECIATION)

1,230,674

AUD

Goldman Sachs International

05/13/15

$
935,731

$
973,407

$
(37,676
)

5,231,848

AUD

Royal Bank of Canada

05/13/15

3,949,888

4,138,154

(188,266
)

1,591,639

AUD

Goldman Sachs International

06/16/15

1,264,482

1,256,447

8,035

994,623

BRL

Goldman Sachs International†

05/13/15

324,616

329,066

(4,450
)

8,883,702

CAD

Royal Bank of Canada

05/13/15

7,039,618

7,362,262

(322,644
)

3,860,350

CAD

Societe Generale

05/13/15

3,027,450

3,199,219

(171,769
)

48,181,546

CZK

Royal Bank of Canada

05/13/15

1,892,694

1,971,328

(78,634
)

48,181,546

CZK

Goldman Sachs International

06/16/15

1,966,545

1,972,200

(5,655
)

2,938,937

EUR

Barclays Bank plc

05/13/15

3,162,325

3,300,353

(138,028
)

2,546,729

EUR

Deutsche Bank AG

05/13/15

2,723,971

2,859,914

(135,943
)

9,377,360

EUR

Goldman Sachs International

05/13/15

10,150,563

10,530,546

(379,983
)

1,092,307

EUR

Union Bank of Switzerland AG

05/13/15

1,186,316

1,226,635

(40,319
)

1,116,550

GBP

Goldman Sachs International

05/13/15

1,652,394

1,713,785

(61,391
)

534,221,464

HUF

HSBC Bank, N.A.

05/13/15

1,925,954

1,973,852

(47,898
)

7,843,276

ILS

Goldman Sachs International

05/13/15

1,971,415

2,031,085

(59,670
)

84,861,244

JPY

Goldman Sachs International

05/13/15

708,166

710,776

(2,610
)

525,479,016

JPY

HSBC Bank, N.A.

05/13/15

4,419,558

4,401,279

18,279

41,924,233

NOK

Credit Suisse International

05/13/15

5,164,418

5,566,325

(401,907
)

5,607,054

NZD

Goldman Sachs International

05/13/15

4,155,387

4,275,750

(120,363
)

86,740,791

PHP

Credit Suisse International†

05/13/15

1,935,530

1,944,017

(8,487
)

7,279,152

PLN

HSBC Bank, N.A.

05/13/15

1,925,954

2,021,486

(95,532
)

7,782,806

RON

Goldman Sachs International

05/13/15

1,889,948

1,975,280

(85,332
)

3,055,273

SEK

Barclays Bank plc

05/13/15

353,700

366,694

(12,994
)

44,782,680

SEK

Royal Bank of Canada

05/13/15

5,190,991

5,374,812

(183,821
)

61,789,298

TWD

HSBC Bank, N.A.†

05/13/15

1,988,809

2,017,309

(28,500
)

$
70,906,423

$
73,491,981

$
(2,585,558
)

Total Return Basket Swaps* Outstanding at April 30, 2015

COUNTERPARTY

DESCRIPTION

TERMINATION DATE

VALUE

Union Bank of Switzerland AG

  The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in HKD which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.

2/5/18

$
173,827

Union Bank of Switzerland AG

  The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in ZAR which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.

2/5/18

(2,871,491
)

Total

$
(2,697,664
)

*
See the accompanying “Additional Information — Total Return Basket Swaps” for further details.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015

J.P. MORGAN FUNDS

11

JPMorgan Systematic Alpha Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

AUD

— Australian Dollar

BRL

— Brazilian Real

CAD

— Canadian Dollar

CZK

— Czech Republic Koruna

EUR

— Euro

GBP

— British Pound

HUF

— Hungarian Forint

IDR

— Indonesian Rupiah

ILS

— Israeli Shekel

INR

— Indian Rupee

JPY

— Japanese Yen

NOK

— Norwegian Krone

NZD

— New Zealand Dollar

PHP

— Philippines Peso

PLN

— Polish Zloty

REIT

— Real Estate Investment Trust.

RON

— Romanian Leu

SEK

— Swedish Krona

SUB

— Step-Up Bond. The interest rate shown is the rate in effect as of April 30, 2015.

TRY

— Turkish Lira

TWD

— Taiwan Dollar

ZAR

— South African Rand

(a)

— Non-income producing security.

(b)

  —  Investment in affiliate. Money market fund registered under the Investment
Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)

— Included in this amount is cash segregated as collateral for Futures contracts.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)

— Amount rounds to less than 0.1%.

(i)

  —  Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)

— The rate shown is the current yield as of April 30, 2015.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

†

  —  Non-deliverable forward. See note 2.C.(2) in the notes to consolidated financial statements.

^

— Represents positions held in the Subsidiary.

^^

— A portion of the position is held by the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are $18,592,000 and 5.9% respectively.

SEE NOTES TO
CONSOLIDATED FINANCIAL STATEMENTS.

12

J.P. MORGAN FUNDS

APRIL 30, 2015

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL
30, 2015 (Unaudited)

TOTAL RETURN BASKET SWAP POSITIONS

SHARES

NOTIONAL VALUE($)(1)

CURRENT VALUE($)(2)

VALUE($)(3)

Long Positions

Common Stocks

Consumer Discretionary — 3.5%

Hotels, Restaurants & Leisure — 0.5%

Spirit Pub Co. plc (United Kingdom)

831,727

1,431,182

1,431,182

—

Media — 1.4%

DIRECTV (a)

37,412

3,393,456

3,393,456

—

Rai Way S.p.A. (Italy) (a)

65,201

319,932

319,932

—

Time Warner Cable, Inc.

5,041

783,976

783,976

—

107,654

4,497,364

4,497,364

—

Multiline Retail — 0.6%

Family Dollar Stores, Inc.

25,614

2,001,478

2,001,478

—

Specialty Retail — 1.0%

Office Depot, Inc. (a)

345,070

3,181,545

3,181,545

—

Total Consumer Discretionary

1,310,065

11,111,569

11,111,569

—

Consumer Staples — 1.0%

Tobacco — 1.0%

Lorillard, Inc.

47,308

3,304,937

3,304,937

—

Energy — 1.9%

Energy Equipment & Services — 1.0%

Baker Hughes, Inc.

45,463

3,112,397

3,112,397

—

Oil, Gas & Consumable Fuels — 0.9%

BG Group plc (United Kingdom)

171,188

3,107,297

3,107,297

—

Total Energy

216,651

6,219,694

6,219,694

—

Financials — 2.0%

Banks — 1.1%

Square 1 Financial, Inc. (a)

33,947

877,869

877,869

—

Susquehanna Bancshares, Inc.

93,190

1,252,474

1,252,474

—

TSB Banking Group plc (United Kingdom) (a)

310,713

1,598,241

1,598,241

—

437,850

3,728,584

3,728,584

—

Insurance — 0.9%

Catlin Group Ltd. (Bermuda)

263,590

2,840,498

2,840,498

—

Total Financials

701,440

6,569,082

6,569,082

—

Health Care — 1.2%

Health Care Equipment & Supplies — 0.4%

Sorin S.p.A. (Italy) (a)

366,805

1,161,465

1,161,465

—

Tornier N.V. (Netherlands) (a)

5,538

143,268

143,268

—

372,343

1,304,733

1,304,733

—

Health Care Providers & Services — 0.7%

Synergy Health plc (United Kingdom)

63,765

2,168,026

2,168,026

—

Pharmaceuticals — 0.1%

Mylan N.V. (a)

5,411

390,999

390,999

—

Total Health Care

441,519

3,863,758

3,863,758

—

Industrials — 1.0%

Aerospace & Defense — 1.0%

Exelis, Inc.

135,287

3,317,237

3,317,237

—

Information Technology — 4.3%

Communications Equipment — 1.1%

Alcatel-Lucent (France) (a)

743,070

2,629,056

2,629,056

—

Pace plc (United Kingdom)

140,599

895,651

895,651

—

883,669

3,524,707

3,524,707

—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015

J.P. MORGAN FUNDS

13

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited)
(continued)

TOTAL RETURN BASKET SWAP POSITIONS

SHARES

NOTIONAL VALUE($)(1)

CURRENT VALUE($)(2)

VALUE($)(3)

Information Technology — continued

Electronic Equipment, Instruments & Components — 0.3%

Domino Printing Sciences plc (United Kingdom)

63,463

891,354

891,354

—

IT Services — 0.5%

InterXion Holding N.V. (Netherlands) (a)

45,753

1,393,179

1,393,179

—

Semiconductors & Semiconductor Equipment — 2.2%

CSR plc (United Kingdom)

213,913

2,889,537

2,889,537

—

Freescale Semiconductor Ltd. (a)

70,812

2,768,041

2,768,041

—

Tokyo Electron Ltd. (Japan)

27,800

1,536,683

1,536,683

—

312,525

7,194,261

7,194,261

—

Software — 0.2%

Mavenir Systems, Inc. (a)

40,334

705,845

705,845

—

Total Information Technology

1,345,744

13,709,346

13,709,346

—

Materials — 2.5%

Containers & Packaging — 2.0%

MeadWestvaco Corp.

62,765

3,062,932

3,062,932

—

Rexam plc (United Kingdom)

389,486

3,464,605

3,464,605

—

452,251

6,527,537

6,527,537

—

Metals & Mining — 0.5%

AuRico Gold, Inc. (Canada)

70,684

246,647

246,647

—

RTI International Metals, Inc. (a)

37,279

1,403,554

1,403,554

—

107,963

1,650,201

1,650,201

—

Total Materials

560,214

8,177,738

8,177,738

—

Utilities — 1.0%

Multi-Utilities — 1.0%

Integrys Energy Group, Inc.

44,138

3,226,488

3,226,488

—

Total Long Positions of Total Return Basket Swap

4,802,366

59,499,849

59,499,849

—

Short Positions

Common Stocks

Consumer Discretionary — 0.8%

Hotels, Restaurants & Leisure — 0.4%

Greene King plc (United Kingdom)

108,854

1,387,690

1,387,690

—

Specialty Retail — 0.4%

Staples, Inc.

74,745

1,219,838

1,219,838

—

Total Consumer Discretionary

183,599

2,607,528

2,607,528

—

Consumer Staples — 0.3%

Tobacco — 0.3%

Reynolds American, Inc.

13,619

998,273

998,273

—

Energy — 1.7%

Energy Equipment & Services — 0.9%

Halliburton Co.

59,833

2,928,825

2,928,825

—

Oil, Gas & Consumable Fuels — 0.8%

Royal Dutch Shell plc (Netherlands)

75,485

2,426,886

2,426,886

—

Total Energy

135,318

5,355,711

5,355,711

—

Financials — 1.6%

Banks — 0.5%

BB&T Corp.

20,848

798,270

798,270

—

PacWest Bancorp

20,153

908,900

908,900

—

41,001

1,707,170

1,707,170

—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Financials — continued
Insurance — 1.1%
Endurance Specialty Holdings Ltd.	38,401	2,318,653	2,318,653	—
XL Group plc (Ireland)	34,265	1,270,546	1,270,546	—

	72,666	3,589,199	3,589,199	—

Total Financials	113,667	5,296,369	5,296,369	—

Health Care — 0.9%
Health Care Equipment & Supplies — 0.9%
Cyberonics, Inc. (a)	17,313	1,054,535	1,054,535	—
STERIS Corp.	27,194	1,808,401	1,808,401	—
Wright Medical Group, Inc. (a)	5,317	134,892	134,892	—

	49,824	2,997,828	2,997,828	—

Total Health Care	49,824	2,997,828	2,997,828	—

Information Technology — 3.1%
Communications Equipment — 1.7%
ARRIS Group, Inc. (a)	34,455	1,160,272	1,160,272	—
Ei Towers S.p.A. (Italy)	2,097	127,385	127,385	—
Harris Corp.	13,728	1,101,534	1,101,534	—
Mitel Networks Corp. (Canada) (a)	26,952	250,384	250,384	—
Nokia OYJ (Finland)	404,601	2,746,281	2,746,281	—

	481,833	5,385,856	5,385,856	—

Internet Software & Services — 0.4%
Telecity Group plc (United Kingdom)	105,926	1,444,669	1,444,669	—
Semiconductors & Semiconductor Equipment — 1.0%
Applied Materials, Inc.	49,663	982,831	982,831	—
NXP Semiconductors N.V. (Netherlands) (a)	24,683	2,372,530	2,372,530	—

	74,346	3,355,361	3,355,361	—

Total Information Technology	662,105	10,185,886	10,185,886	—

Materials — 2.7%
Construction Materials — 0.8%
Holcim Ltd. (Switzerland)	32,236	2,612,189	2,612,189	—
Containers & Packaging — 1.4%
Ball Corp.	17,207	1,263,166	1,263,166	—
Rock-Tenn Co.	48,466	3,052,389	3,052,389	—

	65,673	4,315,555	4,315,555	—

Metals & Mining — 0.5%
Alamos Gold, Inc. (Canada)	35,310	244,082	244,082	—
Alcoa, Inc.	104,621	1,404,014	1,404,014	—

	139,931	1,648,096	1,648,096	—

Total Materials	237,840	8,575,840	8,575,840	—

Utilities — 1.1%
Electric Utilities — 0.3%
NextEra Energy, Inc.	10,427	1,052,397	1,052,397	—
Multi-Utilities — 0.8%
Wisconsin Energy Corp.	48,823	2,398,186	2,398,186	—

Total Utilities	59,250	3,450,583	3,450,583	—

Total Short Positions of Total Return Basket Swap	1,455,222	39,468,018	39,468,018	—

Total of Long and Short Positions of Total Return Basket Swap	3,347,144	20,031,831	20,031,831	—

Cash and Other Receivables/(Payables) (4)				81,893
Financing Costs				(33,937)
Net Dividends Receivable/(Payable)				125,871

Net Swap Contract, at value				$173,827

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Long Positions
Common Stocks
Consumer Discretionary — 9.7%
Auto Components — 2.3%
American Axle & Manufacturing Holdings, Inc. (a)	20,448	509,769	509,769	—
CIE Automotive S.A. (Spain)	28,166	428,535	428,535	—
Cooper Tire & Rubber Co.	12,667	538,221	538,221	—
Dana Holding Corp.	25,191	543,370	543,370	—
Faurecia (France)	12,188	579,982	579,982	—
Keihin Corp. (Japan)	30,400	501,574	501,574	—
Lear Corp.	4,551	505,298	505,298	—
Linamar Corp. (Canada)	7,917	470,230	470,230	—
Magna International, Inc. (Canada)	9,864	497,083	497,083	—
NOK Corp. (Japan)	18,500	588,003	588,003	—
Plastic Omnium S.A. (France)	17,533	490,303	490,303	—
Standard Motor Products, Inc.	11,953	451,823	451,823	—
Sumitomo Rubber Industries Ltd. (Japan)	21,900	407,369	407,369	—
Tokai Rika Co., Ltd. (Japan)	24,400	599,578	599,578	—
TRW Automotive Holdings Corp. (a)	845	88,776	88,776	—
Valeo S.A. (France)	3,036	488,506	488,506	—

	249,559	7,688,420	7,688,420	—

Automobiles — 0.8%
Daimler AG (Germany)	6,093	590,629	590,629	—
Fuji Heavy Industries Ltd. (Japan)	14,300	481,996	481,996	—
General Motors Co.	14,005	491,015	491,015	—
Isuzu Motors Ltd. (Japan)	36,500	487,125	487,125	—
Renault S.A. (France)	4,742	501,041	501,041	—

	75,640	2,551,806	2,551,806	—

Distributors — 0.2%
Inchcape plc (United Kingdom)	46,863	598,497	598,497	—
Diversified Consumer Services — 0.1%
DeVry Education Group, Inc.	14,423	436,152	436,152	—
Hotels, Restaurants & Leisure — 0.8%
Brinker International, Inc.	8,557	473,801	473,801	—
DineEquity, Inc.	5,205	501,918	501,918	—
Echo Entertainment Group Ltd. (Australia)	136,320	489,761	489,761	—
Marriott Vacations Worldwide Corp.	6,432	528,775	528,775	—
Wyndham Worldwide Corp.	6,179	527,686	527,686	—

	162,693	2,521,941	2,521,941	—

Household Durables — 1.6%
Alpine Electronics, Inc. (Japan)	24,200	495,755	495,755	—
Barratt Developments plc (United Kingdom)	72,312	576,639	576,639	—
Bellway plc (United Kingdom)	16,337	499,540	499,540	—
Berkeley Group Holdings plc (United Kingdom)	13,582	525,171	525,171	—
Forbo Holding AG (Switzerland) (a)	502	613,409	613,409	—
Helen of Troy Ltd. (Bermuda) (a)	6,518	571,042	571,042	—
Persimmon plc (United Kingdom) (a)	19,726	514,750	514,750	—
Sekisui Chemical Co., Ltd. (Japan)	39,000	524,246	524,246	—
Sumitomo Forestry Co., Ltd. (Japan)	47,000	548,727	548,727	—
Taylor Wimpey plc (United Kingdom)	195,220	498,039	498,039	—

	434,397	5,367,318	5,367,318	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Consumer Discretionary — continued
Leisure Products — 0.2%
Heiwa Corp. (Japan)	23,200	486,151	486,151	—
Media — 1.5%
Cinemark Holdings, Inc.	12,051	513,734	513,734	—
Cogeco Cable, Inc. (Canada)	8,709	498,864	498,864	—
Gannett Co., Inc.	14,278	490,021	490,021	—
Informa plc (United Kingdom)	58,849	503,156	503,156	—
Meredith Corp.	9,958	518,214	518,214	—
New Media Investment Group, Inc.	10,436	241,385	241,385	—
Publicis Groupe S.A. (France)	5,961	501,061	501,061	—
UBM plc (United Kingdom)	58,478	506,716	506,716	—
Wolters Kluwer N.V. (Netherlands)	15,332	497,873	497,873	—
WPP plc (United Kingdom)	23,947	560,937	560,937	—

	217,999	4,831,961	4,831,961	—

Multiline Retail — 0.9%
Big Lots, Inc.	6,825	311,015	311,015	—
Canadian Tire Corp Ltd. (Canada)	110	11,651	11,651	—
Dillard’s, Inc.	3,765	495,436	495,436	—
Harvey Norman Holdings Ltd. (Australia)	139,668	486,316	486,316	—
Kohl’s Corp.	6,921	495,890	495,890	—
Macy’s, Inc.	7,550	487,956	487,956	—
Target Corp.	7,067	557,092	557,092	—

	171,906	2,845,356	2,845,356	—

Specialty Retail — 0.8%
Best Buy Co., Inc.	14,742	510,810	510,810	—
Cato Corp. (The)	12,038	473,575	473,575	—
EDION Corp. (Japan)	67,100	491,168	491,168	—
Foot Locker, Inc.	9,000	535,050	535,050	—
GameStop Corp.	12,673	488,417	488,417	—

	115,553	2,499,020	2,499,020	—

Textiles, Apparel & Luxury Goods — 0.5%
Christian Dior SE (France)	3,023	594,016	594,016	—
Movado Group, Inc.	16,585	485,609	485,609	—
Swatch Group AG (The) (Switzerland)	5,652	500,710	500,710	—

	25,260	1,580,335	1,580,335	—

Total Consumer Discretionary	1,537,493	31,406,957	31,406,957	—

Consumer Staples — 3.8%
Beverages — 0.3%
Dr. Pepper Snapple Group, Inc.	6,433	479,773	479,773	—
Heineken Holding N.V. (Netherlands)	8,161	570,341	570,341	—

	14,594	1,050,114	1,050,114	—

Food & Staples Retailing — 1.6%
Colruyt S.A. (Belgium)	11,417	540,858	540,858	—
CVS Health Corp.	5,146	510,946	510,946	—
Delhaize Group S.A. (Belgium)	5,558	449,899	449,899	—
Empire Co., Ltd. (Canada)	6,798	491,158	491,158	—
Greggs plc (United Kingdom)	29,856	544,906	544,906	—
Ingles Markets, Inc.	10,609	444,093	444,093	—
Jean Coutu Group PJC, Inc. (The) (Canada)	26,154	508,990	508,990	—
Koninklijke Ahold N.V. (Netherlands)	29,147	566,189	566,189	—
METRO AG (Germany)	13,493	490,198	490,198	—
Metro, Inc. (Canada)	17,481	505,377	505,377	—

	155,659	5,052,614	5,052,614	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Consumer Staples — continued
Food Products — 1.7%
Bunge Ltd.	5,679	490,495	490,495	—
Cal-Maine Foods, Inc.	14,512	648,832	648,832	—
ConAgra Foods, Inc.	14,628	528,802	528,802	—
Fresh Del Monte Produce, Inc.	13,980	516,281	516,281	—
Ingredion, Inc.	6,249	496,171	496,171	—
Origin Enterprises plc (Ireland)	9,059	81,680	81,680	—
Pilgrim’s Pride Corp.	21,185	523,270	523,270	—
Pinnacle Foods, Inc.	14,128	572,890	572,890	—
Sanderson Farms, Inc.	6,412	481,669	481,669	—
Tate & Lyle plc (United Kingdom)	53,175	486,886	486,886	—
Tyson Foods, Inc.	13,116	518,082	518,082	—

	172,123	5,345,058	5,345,058	—

Household Products — 0.1%
Clorox Co. (The)	4,548	482,543	482,543	—
Tobacco — 0.1%
Imperial Tobacco Group plc (United Kingdom)	9,976	488,796	488,796	—

Total Consumer Staples	356,900	12,419,125	12,419,125	—

Energy — 5.8%
Energy Equipment & Services — 1.3%
Atwood Oceanics, Inc.	17,974	599,972	599,972	—
Baker Hughes, Inc.	7,961	545,010	545,010	—
Hunting plc (United Kingdom)	54,284	487,874	487,874	—
John Wood Group plc (United Kingdom)	56,791	601,066	601,066	—
Mullen Group Ltd. (Canada)	25,380	440,074	440,074	—
National Oilwell Varco, Inc.	9,104	495,349	495,349	—
Newpark Resources, Inc. (a)	56,258	577,207	577,207	—
WorleyParsons Ltd. (Australia)	54,552	494,293	494,293	—

	282,304	4,240,845	4,240,845	—

Oil, Gas & Consumable Fuels — 4.5%
Alon USA Energy, Inc.	34,814	560,157	560,157	—
Beach Energy Ltd. (Australia)	635,708	558,405	558,405	—
Caltex Australia Ltd. (Australia)	18,413	516,255	516,255	—
Cameco Corp. (Canada)	35,124	617,763	617,763	—
Chevron Corp.	4,539	504,101	504,101	—
CVR Energy, Inc.	12,037	481,961	481,961	—
Delek US Holdings, Inc.	14,006	517,102	517,102	—
Enbridge Income Fund Holdings, Inc. (Canada)	15,411	496,499	496,499	—
Enerplus Corp. (Canada)	48,404	612,221	612,221	—
Green Plains, Inc.	16,165	503,378	503,378	—
HollyFrontier Corp.	12,475	483,781	483,781	—
Husky Energy, Inc. (Canada)	21,684	484,902	484,902	—
Marathon Petroleum Corp.	4,837	476,783	476,783	—
Neste Oil OYJ (Finland)	18,569	505,826	505,826	—
Nordic American Tankers Ltd. (Norway)	46,021	562,837	562,837	—
Parkland Fuel Corp. (Canada)	22,787	497,480	497,480	—
PBF Energy, Inc.	15,534	440,855	440,855	—
Phillips 66	6,197	491,484	491,484	—
Repsol S.A. (Spain)	25,790	533,267	533,267	—
Ship Finance International Ltd. (Norway)	35,081	552,877	552,877	—
Showa Shell Sekiyu KK (Japan)	50,700	491,713	491,713	—
Suncor Energy, Inc. (Canada)	16,725	544,654	544,654	—
Tesoro Corp.	5,595	480,219	480,219	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Energy — continued
Oil, Gas & Consumable Fuels — continued
TransCanada Corp. (Canada)	10,340	479,934	479,934	—
Valero Energy Corp.	8,006	455,541	455,541	—
Western Refining, Inc.	10,543	464,419	464,419	—
Whitecap Resources, Inc. (Canada)	40,707	504,409	504,409	—
World Fuel Services Corp.	9,855	546,953	546,953	—

	1,196,067	14,365,776	14,365,776	—

Total Energy	1,478,371	18,606,621	18,606,621	—

Financials — 8.8%
Banks — 1.1%
Bank of Queensland Ltd. (Australia)	45,455	468,339	468,339	—
First Interstate BancSystem, Inc.	21,744	588,393	588,393	—
Fukuoka Financial Group, Inc. (Japan)	92,000	531,658	531,658	—
Huntington Bancshares, Inc.	49,780	540,611	540,611	—
Mitsubishi UFJ Financial Group, Inc. (Japan)	69,300	496,766	496,766	—
Resona Holdings, Inc. (Japan)	101,100	543,349	543,349	—
Royal Bank of Canada (Canada)	7,442	494,139	494,139	—

	386,821	3,663,255	3,663,255	—

Capital Markets — 1.2%
3i Group plc (United Kingdom)	74,223	577,067	577,067	—
BGC Partners, Inc.	52,298	524,810	524,810	—
Close Brothers Group plc (United Kingdom)	21,201	497,916	497,916	—
Intermediate Capital Group plc (United Kingdom)	65,236	528,224	528,224	—
Investec plc (South Africa)	62,268	597,384	597,384	—
Mediobanca S.p.A. (Italy)	54,320	531,861	531,861	—
Okasan Securities Group, Inc. (Japan)	75,000	575,377	575,377	—

	404,546	3,832,639	3,832,639	—

Consumer Finance — 0.3%
Capital One Financial Corp.	7,119	575,571	575,571	—
Nelnet, Inc.	10,246	458,714	458,714	—

	17,365	1,034,285	1,034,285	—

Diversified Financial Services — 0.2%
Voya Financial, Inc.	12,386	524,423	524,423	—
Insurance — 5.8%
Ageas (Belgium)	13,368	503,144	503,144	—
Allianz SE (Germany)	2,977	510,100	510,100	—
Allied World Assurance Co. Holdings AG (Switzerland)	12,215	502,525	502,525	—
American Equity Investment Life Holding Co.	17,669	476,180	476,180	—
AmTrust Financial Services, Inc.	10,249	609,508	609,508	—
Aspen Insurance Holdings Ltd. (Bermuda)	12,076	564,311	564,311	—
Assicurazioni Generali S.p.A. (Italy)	24,149	473,982	473,982	—
AXA S.A. (France)	21,803	553,649	553,649	—
Baloise Holding AG (Switzerland)	4,001	524,489	524,489	—
Catlin Group Ltd. (Bermuda)	46,093	496,707	496,707	—
Direct Line Insurance Group plc (United Kingdom)	114,258	559,657	559,657	—
First American Financial Corp.	14,775	514,022	514,022	—
Great-West Lifeco, Inc. (Canada)	17,910	549,398	549,398	—
Hannover Rueck SE (Germany)	5,694	582,065	582,065	—
Hanover Insurance Group, Inc. (The)	8,846	606,570	606,570	—
Legal & General Group plc (United Kingdom)	135,848	542,170	542,170	—
Lincoln National Corp.	9,051	511,291	511,291	—
Maiden Holdings Ltd. (Bermuda)	41,027	596,122	596,122	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Financials — continued
Insurance — continued
Manulife Financial Corp. (Canada)	27,083	492,949	492,949	—
Montpelier Re Holdings Ltd. (Bermuda)	14,654	558,464	558,464	—
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,549	500,589	500,589	—
Old Mutual plc (United Kingdom)	143,073	515,881	515,881	—
PartnerRe Ltd. (Bermuda)	4,591	587,648	587,648	—
Phoenix Group Holdings (United Kingdom)	40,902	529,588	529,588	—
Power Corp. of Canada (Canada)	19,165	526,581	526,581	—
Power Financial Corp (Canada)	19,621	606,926	606,926	—
Reinsurance Group of America, Inc.	5,400	494,748	494,748	—
SCOR SE (France)	17,072	615,909	615,909	—
Swiss Life Holding AG (Switzerland) (a)	2,028	484,094	484,094	—
Symetra Financial Corp.	25,531	606,361	606,361	—
Talanx AG (Germany)	15,361	490,881	490,881	—
UnipolSai S.p.A. (Italy) (a)	168,380	473,798	473,798	—
Universal Insurance Holdings, Inc.	19,626	471,417	471,417	—
Validus Holdings Ltd. (Bermuda)	12,394	518,441	518,441	—
Zurich Insurance Group AG (Switzerland) (a)	1,670	518,390	518,390	—

	1,051,109	18,668,555	18,668,555	—

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	12,680	549,577	549,577	—

Total Financials	1,884,907	28,272,734	28,272,734	—

Health Care — 3.9%
Health Care Equipment & Supplies — 0.2%
Hill-Rom Holdings, Inc.	10,811	539,901	539,901	—
Health Care Providers & Services — 2.1%
Anthem, Inc.	3,707	559,498	559,498	—
Cardinal Health, Inc.	5,775	487,063	487,063	—
Chemed Corp.	4,876	561,959	561,959	—
Express Scripts Holding Co. (a)	5,765	498,096	498,096	—
Health Net, Inc. (a)	8,305	437,258	437,258	—
HealthSouth Corp.	11,256	508,996	508,996	—
Humana, Inc.	3,344	553,766	553,766	—
McKesson Corp.	2,458	549,117	549,117	—
MEDNAX, Inc. (a)	7,247	512,943	512,943	—
Quest Diagnostics, Inc.	7,946	567,503	567,503	—
Sonic Healthcare Ltd. (Australia)	33,984	534,369	534,369	—
UnitedHealth Group, Inc.	4,859	541,293	541,293	—
Universal Health Services, Inc.	4,750	555,513	555,513	—

	104,272	6,867,374	6,867,374	—

Life Sciences Tools & Services — 0.2%
Lonza Group AG (Switzerland) (a)	4,177	595,915	595,915	—
Pharmaceuticals — 1.4%
Galenica AG (Switzerland)	583	548,037	548,037	—
Ipsen S.A. (France)	9,419	542,238	542,238	—
Kaken Pharmaceutical Co., Ltd. (Japan)	13,000	466,541	466,541	—
Kissei Pharmaceutical Co., Ltd. (Japan)	19,100	571,080	571,080	—
Merck KGaA (Germany)	4,407	478,956	478,956	—
Mitsubishi Tanabe Pharma Corp. (Japan)	30,500	519,828	519,828	—
Recordati S.p.A. (Italy)	27,027	539,271	539,271	—
Roche Holding AG (Switzerland)	1,878	530,921	530,921	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Health Care — continued
Pharmaceuticals — continued
Shionogi & Co., Ltd. (Japan)	14,900	492,299	492,299	—

	120,814	4,689,171	4,689,171	—

Total Health Care	240,074	12,692,361	12,692,361	—

Industrials — 8.2%
Aerospace & Defense — 0.6%
AAR Corp.	1,469	44,423	44,423	—
Huntington Ingalls Industries, Inc.	3,478	457,670	457,670	—
Meggitt plc (United Kingdom)	65,704	534,535	534,535	—
Northrop Grumman Corp.	3,231	497,703	497,703	—
Raytheon Co.	4,615	479,960	479,960	—

	78,497	2,014,291	2,014,291	—

Air Freight & Logistics — 0.1%
CTT-Correios de Portugal S.A. (Portugal)	48,738	551,359	551,359	—
Airlines — 0.7%
Alaska Air Group, Inc.	7,477	478,976	478,976	—
easyJet plc (United Kingdom)	19,034	529,708	529,708	—
JetBlue Airways Corp. (a)	31,166	639,838	639,838	—
Southwest Airlines Co.	12,143	492,520	492,520	—

	69,820	2,141,042	2,141,042	—

Building Products — 0.2%
Sanwa Holdings Corp. (Japan)	67,500	512,186	512,186	—
Universal Forest Products, Inc.	1,600	88,512	88,512	—

	69,100	600,698	600,698	—

Commercial Services & Supplies — 1.2%
ABM Industries, Inc.	6,503	208,421	208,421	—
ACCO Brands Corp. (a)	64,152	504,876	504,876	—
ADT Corp. (The)	12,558	472,181	472,181	—
Deluxe Corp.	7,939	514,050	514,050	—
Downer EDI Ltd. (Australia)	162,484	569,617	569,617	—
Knoll, Inc.	23,381	532,385	532,385	—
Mineral Resources Ltd. (Australia)	92,016	473,311	473,311	—
Quad/Graphics, Inc.	2,300	49,542	49,542	—
West Corp.	15,031	465,209	465,209	—

	386,364	3,789,592	3,789,592	—

Construction & Engineering — 1.1%
Abengoa S.A. (Spain)	145,855	474,779	474,779	—
Boskalis Westminster N.V. (Netherlands)	11,563	603,734	603,734	—
Galliford Try plc (United Kingdom)	25,840	597,346	597,346	—
Nippo Corp. (Japan)	30,000	503,266	503,266	—
Salini Impregilo S.p.A. (Italy)	111,152	488,994	488,994	—
Toda Corp. (Japan)	114,000	472,613	472,613	—
WSP Global, Inc. (Canada)	15,959	568,783	568,783	—

	454,369	3,709,515	3,709,515	—

Electrical Equipment — 0.4%
Fuji Electric Co., Ltd. (Japan)	104,000	492,998	492,998	—
Mitsubishi Electric Corp. (Japan)	37,000	484,657	484,657	—
Regal-Beloit Corp.	3,620	283,084	283,084	—

	144,620	1,260,739	1,260,739	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Industrials — continued
Machinery — 2.5%
American Railcar Industries, Inc.	10,114	536,447	536,447	—
Barnes Group, Inc.	13,111	525,751	525,751	—
Briggs & Stratton Corp.	28,257	552,424	552,424	—
Greenbrier Cos., Inc. (The)	9,599	553,766	553,766	—
Hillenbrand, Inc.	9,422	276,913	276,913	—
Hino Motors Ltd. (Japan)	34,600	454,958	454,958	—
Kawasaki Heavy Industries Ltd. (Japan)	104,000	538,292	538,292	—
NTN Corp. (Japan)	99,000	543,920	543,920	—
Parker-Hannifin Corp.	4,503	537,478	537,478	—
Stanley Black & Decker, Inc.	4,993	492,809	492,809	—
Sumitomo Heavy Industries Ltd. (Japan)	77,000	483,668	483,668	—
Takeuchi Manufacturing Co., Ltd. (Japan)	10,100	491,466	491,466	—
Trinity Industries, Inc.	17,699	479,466	479,466	—
Tsubakimoto Chain Co. (Japan)	63,000	518,668	518,668	—
Valmet OYJ (Finland)	52,102	604,918	604,918	—
Wabash National Corp. (a)	35,716	500,738	500,738	—

	573,216	8,091,682	8,091,682	—

Marine — 0.2%
Matson, Inc.	12,236	495,558	495,558	—
Professional Services — 0.5%
Adecco S.A. (Switzerland) (a)	5,956	489,657	489,657	—
Korn/Ferry International	17,319	546,068	546,068	—
Randstad Holding N.V. (Netherlands)	8,859	530,192	530,192	—

	32,134	1,565,917	1,565,917	—

Road & Rail — 0.1%
TransForce, Inc. (Canada)	11,598	261,952	261,952	—
Trading Companies & Distributors — 0.6%
Aircastle Ltd.	24,135	578,757	578,757	—
GATX Corp.	9,237	502,493	502,493	—
ITOCHU Corp. (Japan)	40,200	498,291	498,291	—
Toromont Industries Ltd. (Canada)	16,322	424,927	424,927	—

	89,894	2,004,468	2,004,468	—

Total Industrials	1,970,586	26,486,813	26,486,813	—

Information Technology — 9.6%
Communications Equipment — 0.7%
Brocade Communications Systems, Inc.	45,458	513,676	513,676	—
Cisco Systems, Inc.	17,234	496,856	496,856	—
Hitachi Kokusai Electric, Inc. (Japan)	35,000	490,117	490,117	—
Pace plc (United Kingdom)	98,604	628,132	628,132	—

	196,296	2,128,781	2,128,781	—

Electronic Equipment, Instruments & Components — 1.5%
Alps Electric Co., Ltd. (Japan)	24,500	612,910	612,910	—
Arrow Electronics, Inc. (a)	9,074	541,809	541,809	—
CDW Corp.	12,829	491,607	491,607	—
Corning, Inc.	22,289	466,509	466,509	—
Flextronics International Ltd. (a)	41,752	481,192	481,192	—
Hitachi High-Technologies Corp. (Japan)	16,000	467,672	467,672	—
Insight Enterprises, Inc. (a)	2,596	74,298	74,298	—
Japan Aviation Electronics Industry Ltd. (Japan)	20,000	483,417	483,417	—
Methode Electronics, Inc.	3,696	156,932	156,932	—
Oki Electric Industry Co., Ltd. (Japan)	264,000	543,919	543,919	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Information Technology — continued
Electronic Equipment, Instruments & Components — continued
Sanmina Corp. (a)	8,790	178,701	178,701	—
Spectris plc (United Kingdom)	14,792	487,491	487,491	—
SYNNEX Corp.	1,111	84,992	84,992	—

	441,429	5,071,449	5,071,449	—

Internet Software & Services — 0.2%
j2 Global, Inc.	7,306	506,817	506,817	—
IT Services — 2.2%
Blackhawk Network Holdings, Inc. (a)	15,211	559,308	559,308	—
Broadridge Financial Solutions, Inc.	9,339	503,559	503,559	—
CGI Group, Inc. (Canada) (a)	13,583	571,691	571,691	—
Computer Sciences Corp.	8,176	526,943	526,943	—
Convergys Corp.	22,162	502,634	502,634	—
CSG Systems International, Inc.	18,252	531,498	531,498	—
DH Corp. (Canada)	16,588	581,303	581,303	—
DST Systems, Inc.	4,692	539,955	539,955	—
Jack Henry & Associates, Inc.	7,469	496,763	496,763	—
NeuStar, Inc. (a)	18,052	541,560	541,560	—
Science Applications International Corp.	2,133	106,863	106,863	—
SCSK Corp. (Japan)	18,200	535,026	535,026	—
Total System Services, Inc.	13,023	515,190	515,190	—
Western Union Co. (The)	25,651	520,202	520,202	—

	192,531	7,032,495	7,032,495	—

Semiconductors & Semiconductor Equipment — 2.3%
Advanced Energy Industries, Inc. (a)	19,679	481,348	481,348	—
ams AG (Austria)	11,476	630,414	630,414	—
ASM International N.V. (Netherlands)	11,216	546,638	546,638	—
Broadcom Corp.	11,187	494,521	494,521	—
Cabot Microelectronics Corp.	10,132	479,244	479,244	—
Cirrus Logic, Inc. (a)	16,413	554,431	554,431	—
Intel Corp.	15,319	498,633	498,633	—
Intersil Corp.	35,311	471,402	471,402	—
Kulicke & Soffa Industries, Inc. (Singapore) (a)	32,309	488,189	488,189	—
Lam Research Corp.	6,523	493,008	493,008	—
MKS Instruments, Inc.	13,931	484,938	484,938	—
NVIDIA Corp.	22,722	504,315	504,315	—
OmniVision Technologies, Inc. (a)	821	22,902	22,902	—
ON Semiconductor Corp. (a)	53,178	612,611	612,611	—
Skyworks Solutions, Inc.	5,601	516,692	516,692	—
Tessera Technologies, Inc.	5,000	180,550	180,550	—

	270,818	7,459,836	7,459,836	—

Software — 1.1%
Activision Blizzard, Inc.	21,249	484,796	484,796	—
Ebix, Inc.	18,638	508,631	508,631	—
Playtech plc (United Kingdom)	47,487	599,177	599,177	—
Software AG (Germany)	20,815	606,039	606,039	—
Symantec Corp.	20,051	499,771	499,771	—
Synopsys, Inc. (a)	10,916	511,742	511,742	—
Take-Two Interactive Software, Inc. (a)	19,899	471,606	471,606	—

	159,055	3,681,762	3,681,762	—

Technology Hardware, Storage & Peripherals — 1.6%
Apple, Inc.	3,753	469,688	469,688	—
Brother Industries Ltd. (Japan)	39,600	636,452	636,452	—
FUJIFILM Holdings Corp. (Japan)	15,600	592,513	592,513	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Information Technology — continued
Technology Hardware, Storage & Peripherals — continued
Hewlett-Packard Co.	13,083	431,347	431,347	—
Logitech International S.A. (Switzerland)	34,380	521,439	521,439	—
NetApp, Inc.	13,917	504,491	504,491	—
QLogic Corp. (a)	33,437	491,524	491,524	—
Seagate Technology plc	8,597	504,816	504,816	—
Seiko Epson Corp. (Japan)	28,000	492,697	492,697	—
Western Digital Corp.	5,258	513,917	513,917	—

	195,625	5,158,884	5,158,884	—

Total Information Technology	1,463,060	31,040,024	31,040,024	—

Materials — 4.1%
Chemicals — 1.3%
Asahi Kasei Corp. (Japan)	50,000	474,037	474,037	—
CF Industries Holdings, Inc.	1,725	495,886	495,886	—
Daicel Corp. (Japan)	44,000	533,969	533,969	—
DIC Corp. (Japan)	184,000	560,938	560,938	—
Dow Chemical Co. (The)	9,673	493,323	493,323	—
Innophos Holdings, Inc.	9,268	489,721	489,721	—
LyondellBasell Industries N.V.	4,809	497,828	497,828	—
Tosoh Corp. (Japan)	104,000	560,938	560,938	—

	407,475	4,106,640	4,106,640	—

Construction Materials — 0.3%
Adelaide Brighton Ltd. (Australia)	148,259	530,308	530,308	—
CSR Ltd. (Australia)	159,326	460,202	460,202	—

	307,585	990,510	990,510	—

Containers & Packaging — 0.2%
Sonoco Products Co.	11,916	532,526	532,526	—
Metals & Mining — 1.3%
Aurubis AG (Germany)	7,563	481,758	481,758	—
Centerra Gold, Inc. (Canada)	99,713	515,714	515,714	—
Commercial Metals Co.	35,612	591,159	591,159	—
Dowa Holdings Co., Ltd. (Japan)	17,000	153,911	153,911	—
Independence Group NL (Australia)	106,595	497,688	497,688	—
JFE Holdings, Inc. (Japan)	21,600	490,251	490,251	—
Kaiser Aluminum Corp.	6,558	527,066	527,066	—
Kobe Steel Ltd. (Japan)	266,000	485,662	485,662	—
Mitsubishi Materials Corp. (Japan)	155,000	563,401	563,401	—

	715,641	4,306,610	4,306,610	—

Paper & Forest Products — 1.0%
Domtar Corp. (Canada)	11,351	490,590	490,590	—
International Paper Co.	9,592	515,282	515,282	—
Mercer International, Inc. (Canada) (a)	37,617	537,923	537,923	—
Mondi plc (South Africa)	27,712	562,777	562,777	—
Schweitzer-Mauduit International, Inc.	7,335	324,280	324,280	—
Stora Enso OYJ (Finland)	45,803	484,985	484,985	—
UPM-Kymmene OYJ (Finland)	28,323	515,518	515,518	—

	167,733	3,431,355	3,431,355	—

Total Materials	1,610,350	13,367,641	13,367,641	—

Telecommunication Services — 1.5%
Diversified Telecommunication Services — 1.2%
BCE, Inc. (Canada)	11,003	485,080	485,080	—
Belgacom S.A. (Belgium)	13,966	522,280	522,280	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Telecommunication Services — continued
Diversified Telecommunication Services — continued
CenturyLink, Inc.	14,756	530,626	530,626	—
Deutsche Telekom AG (Germany)	28,077	519,395	519,395	—
iiNET Ltd. (Australia)	82,865	651,818	651,818	—
TELUS Corp. (Canada)	14,141	489,104	489,104	—
Verizon Communications, Inc.	9,942	501,474	501,474	—

	174,750	3,699,777	3,699,777	—

Wireless Telecommunication Services — 0.3%
Freenet AG (Germany)	17,969	586,429	586,429	—
KDDI Corp. (Japan)	21,900	520,905	520,905	—

	39,869	1,107,334	1,107,334	—

Total Telecommunication Services	214,619	4,807,111	4,807,111	—

Utilities — 2.7%
Electric Utilities — 0.8%
EDP — Energias de Portugal S.A. (Portugal)	127,420	511,060	511,060	—
Emera, Inc. (Canada)	15,777	531,697	531,697	—
Entergy Corp.	6,657	513,787	513,787	—
IDACORP, Inc.	8,064	486,501	486,501	—
Pinnacle West Capital Corp.	7,905	483,786	483,786	—

	165,823	2,526,831	2,526,831	—

Gas Utilities — 1.0%
Enagas S.A. (Spain)	16,061	496,208	496,208	—
Gas Natural SDG S.A. (Spain)	20,217	498,393	498,393	—
Rubis S.C.A. (France)	7,859	535,028	535,028	—
Snam S.p.A. (Italy)	104,377	545,682	545,682	—
Tokyo Gas Co., Ltd. (Japan)	87,000	504,585	504,585	—
UGI Corp.	14,649	509,932	509,932	—

	250,163	3,089,828	3,089,828	—

Multi-Utilities — 0.9%
Ameren Corp.	11,574	473,840	473,840	—
Consolidated Edison, Inc.	8,485	522,252	522,252	—
Hera S.p.A. (Italy)	218,762	578,720	578,720	—
National Grid plc (United Kingdom)	36,300	489,783	489,783	—
Public Service Enterprise Group, Inc.	11,968	497,151	497,151	—
Vectren Corp.	11,331	489,159	489,159	—

	298,420	3,050,905	3,050,905	—

Total Utilities	714,406	8,667,564	8,667,564	—

Total Common Stocks	11,470,766	187,766,951	187,766,951	—

	NUMBER OF RIGHTS
Rights — 0.0%
Financials — 0.0% (g)
Insurance — 0.0% (g)
UnipolSai S.p.A., expiring 05/18/15 (Italy) (a)	168,380	—	—	—
UnipolSai S.p.A., expiring 05/18/15 (Italy) (a)	168,380	—	—	—

Total Financials	336,760	—	—	—

Total Long Positions of Total Return Basket Swap	11,807,526	187,766,951	187,766,951	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Short Positions
Common Stocks
Consumer Discretionary — 8.1%
Auto Components — 0.2%
Visteon Corp. (a)	5,333	540,766	540,766	—
Automobiles — 0.2%
Mazda Motor Corp. (Japan)	26,000	512,488	512,488	—
Distributors — 0.1%
LKQ Corp. (a)	8,300	224,681	224,681	—
Diversified Consumer Services — 0.3%
Houghton Mifflin Harcourt Co. (a)	23,188	530,078	530,078	—
Sotheby’s	12,217	521,788	521,788	—

	35,405	1,051,866	1,051,866	—

Hotels, Restaurants & Leisure — 1.9%
Autogrill S.p.A. (Italy)	60,198	579,951	579,951	—
Belmond Ltd. (Bermuda) (a)	41,888	516,060	516,060	—
Crown Resorts Ltd. (Australia)	49,049	504,982	504,982	—
Domino’s Pizza Enterprises Ltd. (Australia)	18,056	523,392	523,392	—
InterContinental Hotels Group plc (United Kingdom)	8,585	369,510	369,510	—
Krispy Kreme Doughnuts, Inc. (a)	26,172	465,862	465,862	—
Merlin Entertainments plc (United Kingdom)	79,773	534,379	534,379	—
MGM Resorts International (a)	25,646	542,413	542,413	—
Panera Bread Co. (a)	2,950	538,316	538,316	—
Scientific Games Corp. (a)	40,549	513,756	513,756	—
Thomas Cook Group plc (United Kingdom) (a)	249,872	551,933	551,933	—
Wynn Resorts Ltd.	4,852	538,912	538,912	—

	607,590	6,179,466	6,179,466	—

Household Durables — 0.5%
Pioneer Corp. (Japan) (a)	263,200	509,206	509,206	—
Rinnai Corp. (Japan)	6,900	527,035	527,035	—
TRI Pointe Homes, Inc. (a)	34,031	485,963	485,963	—

	304,131	1,522,204	1,522,204	—

Internet & Catalog Retail — 1.3%
Amazon.com, Inc. (a)	1,282	540,722	540,722	—
Groupon, Inc. (a)	68,489	473,944	473,944	—
HomeAway, Inc. (a)	15,763	440,576	440,576	—
Netflix, Inc. (a)	921	512,537	512,537	—
Ocado Group plc (United Kingdom) (a)	116,175	634,850	634,850	—
Start Today Co., Ltd. (Japan)	19,000	471,817	471,817	—
TripAdvisor, Inc. (a)	6,329	509,421	509,421	—
Yoox S.p.A. (Italy) (a)	15,510	491,114	491,114	—

	243,469	4,074,981	4,074,981	—

Media — 1.5%
AMC Networks, Inc. (a)	1,016	76,647	76,647	—
Atresmedia Corp de Medios de Comunicacion S.A. (Spain)	31,757	515,620	515,620	—
Carmike Cinemas, Inc. (a)	4,400	132,792	132,792	—
Charter Communications, Inc. (a)	2,767	517,595	517,595	—
Global Eagle Entertainment, Inc. (a)	46,212	590,128	590,128	—
Live Nation Entertainment, Inc. (a)	20,220	506,713	506,713	—
Madison Square Garden Co. (a)	6,374	511,832	511,832	—
Media General, Inc. (a)	30,871	521,411	521,411	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Consumer Discretionary — continued
Media — continued
Mediaset S.p.A. (Italy)	120,224	622,860	622,860	—
National CineMedia, Inc.	4,400	67,056	67,056	—
REA Group Ltd. (Australia)	13,352	499,037	499,037	—
Rentrak Corp. (a)	8,965	424,941	424,941	—

	290,558	4,986,632	4,986,632	—

Multiline Retail — 0.1%
Marui Group Co., Ltd. (Japan)	44,300	483,070	483,070	—
Specialty Retail — 1.4%
Cabela’s, Inc. (a)	8,445	445,389	445,389	—
Dufry AG (Switzerland) (a)	3,324	493,104	493,104	—
Five Below, Inc. (a)	15,638	527,313	527,313	—
Inditex S.A. (Spain)	17,305	557,182	557,182	—
Mattress Firm Holding Corp. (a)	6,200	366,296	366,296	—
Men’s Wearhouse, Inc.	9,057	512,536	512,536	—
Restoration Hardware Holdings, Inc. (a)	5,022	432,746	432,746	—
Sally Beauty Holdings, Inc. (a)	14,572	454,792	454,792	—
Sports Direct International plc (United Kingdom) (a)	67,195	638,463	638,463	—

	146,758	4,427,821	4,427,821	—

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG (Germany)	7,133	588,042	588,042	—
Asics Corp. (Japan)	20,000	514,238	514,238	—
Kate Spade & Co. (a)	14,789	483,600	483,600	—
lululemon athletica, Inc. (Canada) (a)	7,402	471,063	471,063	—

	49,324	2,056,943	2,056,943	—

Total Consumer Discretionary	1,761,168	26,060,918	26,060,918	—

Consumer Staples — 3.4%
Beverages — 0.7%
Anheuser-Busch InBev N.V. (Belgium)	4,243	518,827	518,827	—
Boston Beer Co., Inc. (The) (a)	1,903	471,563	471,563	—
Coca-Cola Amatil Ltd. (Australia)	58,666	476,788	476,788	—
Coca-Cola West Co., Ltd. (Japan)	17,300	276,163	276,163	—
Diageo plc (United Kingdom)	17,405	483,973	483,973	—

	99,517	2,227,314	2,227,314	—

Food & Staples Retailing — 0.7%
PriceSmart, Inc.	7,260	584,140	584,140	—
Sprouts Farmers Market, Inc. (a)	14,243	455,562	455,562	—
SUPERVALU, Inc. (a)	46,739	410,836	410,836	—
United Natural Foods, Inc. (a)	6,451	435,184	435,184	—
Whole Foods Market, Inc.	9,888	472,251	472,251	—

	84,581	2,357,973	2,357,973	—

Food Products — 1.8%
Associated British Foods plc (United Kingdom)	14,481	635,064	635,064	—
Barry Callebaut AG (Switzerland) (a)	433	526,775	526,775	—
Boulder Brands, Inc. (a)	50,528	482,037	482,037	—
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	9	581,366	581,366	—
Diamond Foods, Inc. (a)	5,700	159,828	159,828	—
Hain Celestial Group, Inc. (The) (a)	9,025	543,666	543,666	—
Kagome Co., Ltd. (Japan)	30,300	475,309	475,309	—
Kerry Group plc (Ireland)	6,970	512,855	512,855	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Consumer Discretionary — continued
Food Products — continued
Keurig Green Mountain, Inc.	4,170	485,263	485,263	—
Kikkoman Corp. (Japan)	17,000	489,070	489,070	—
WhiteWave Foods Co. (The) (a)	11,414	501,874	501,874	—
Yakult Honsha Co., Ltd. (Japan)	7,600	479,296	479,296	—

	157,630	5,872,403	5,872,403	—

Personal Products — 0.2%
Beiersdorf AG (Germany)	5,959	521,635	521,635	—

Total Consumer Staples	347,687	10,979,325	10,979,325	—

Energy — 3.2%
Energy Equipment & Services — 0.2%
Unit Corp. (a)	18,993	661,716	661,716	—
Oil, Gas & Consumable Fuels — 3.0%
Antero Resources Corp. (a)	12,375	548,336	548,336	—
Athabasca Oil Corp. (Canada) (a)	297,497	544,939	544,939	—
Bill Barrett Corp. (a)	1,567	18,177	18,177	—
Bonanza Creek Energy, Inc. (a)	3,946	108,752	108,752	—
Cobalt International Energy, Inc. (a)	57,188	611,912	611,912	—
Continental Resources, Inc. (a)	10,250	539,457	539,457	—
Gulfport Energy Corp. (a)	11,712	573,185	573,185	—
Kelt Exploration Ltd. (Canada) (a)	70,110	541,006	541,006	—
Matador Resources Co. (a)	23,620	654,746	654,746	—
MEG Energy Corp. (Canada) (a)	31,468	606,929	606,929	—
Magnum Hunter Resources	290	—	—	—
Oil Search Ltd. (Australia)	78,818	504,595	504,595	—
Ophir Energy plc (United Kingdom) (a)	236,653	515,833	515,833	—
Paramount Resources Ltd. (Canada) (a)	17,091	505,576	505,576	—
QEP Resources, Inc.	25,637	576,833	576,833	—
Rice Energy, Inc. (a)	27,504	677,424	677,424	—
Rosetta Resources, Inc. (a)	24,110	550,431	550,431	—
Tourmaline Oil Corp. (Canada) (a)	15,863	547,481	547,481	—
Trilogy Energy Corp. (Canada) (a)	81,891	625,127	625,127	—
WPX Energy, Inc. (a)	40,109	551,499	551,499	—

	1,067,699	9,802,238	9,802,238	—

Total Energy	1,086,692	10,463,954	10,463,954	—

Financials — 6.5%
Banks — 1.4%
Banco Comercial Portugues S.A. (Portugal) (a)	5,359,592	536,205	536,205	—
Banco Espirito Santo S.A. (Portugal) (a)	35,937	4,842	4,842	—
Banco Popolare SC (Italy) (a)	33,034	527,081	527,081	—
Bank of Ireland (Ireland) (a)	1,277,577	494,912	494,912	—
Bankia S.A. (Spain) (a)	328,497	459,960	459,960	—
Credito Valtellinese SC (Italy)	403,157	507,007	507,007	—
Lloyds Banking Group plc (United Kingdom)	416,647	494,886	494,886	—
Royal Bank of Scotland Group plc (United Kingdom) (a)	99,270	515,804	515,804	—
Texas Capital Bancshares, Inc. (a)	11,950	629,287	629,287	—
UMB Financial Corp.	10,000	497,900	497,900	—

	7,975,661	4,667,884	4,667,884	—

Capital Markets — 0.7%
Charles Schwab Corp. (The)	17,571	535,915	535,915	—
Franklin Resources, Inc.	9,045	466,360	466,360	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Financials — continued
Capital Markets — continued
Julius Baer Group Ltd. (Switzerland) (a)	10,909	577,401	577,401	—
Matsui Securities Co., Ltd. (Japan)	57,800	542,662	542,662	—

	95,325	2,122,338	2,122,338	—

Consumer Finance — 0.3%
AEON Financial Service Co., Ltd. (Japan)	20,300	521,101	521,101	—
First Cash Financial Services, Inc. (a)	9,913	479,195	479,195	—

	30,213	1,000,296	1,000,296	—

Diversified Financial Services — 0.7%
CBOE Holdings, Inc.	8,104	456,012	456,012	—
Element Financial Corp. (Canada) (a)	41,087	589,146	589,146	—
Leucadia National Corp.	22,593	537,036	537,036	—
Onex Corp. (Canada)	8,669	522,008	522,008	—
PHH Corp. (a)	5,900	148,208	148,208	—

	86,353	2,252,410	2,252,410	—

Insurance — 0.7%
Admiral Group plc (United Kingdom)	21,815	521,712	521,712	—
Lancashire Holdings Ltd. (United Kingdom)	66,333	651,655	651,655	—
RSA Insurance Group plc (United Kingdom)	79,945	524,732	524,732	—
Standard Life plc (United Kingdom)	66,197	475,445	475,445	—
XL Group plc (Ireland)	5,992	222,183	222,183	—

	240,282	2,395,727	2,395,727	—

Real Estate Management & Development — 2.2%
Aeon Mall Co., Ltd. (Japan)	29,500	553,434	553,434	—
Alexander & Baldwin, Inc.	11,565	468,151	468,151	—
Capital & Counties Properties plc (United Kingdom)	87,866	532,754	532,754	—
Forest City Enterprises, Inc. (a)	21,178	503,189	503,189	—
Howard Hughes Corp. (The) (a)	3,769	559,583	559,583	—
IMMOFINANZ AG (Austria) (a)	166,409	500,391	500,391	—
Kennedy-Wilson Holdings, Inc.	23,460	581,339	581,339	—
Mitsubishi Estate Co., Ltd. (Japan)	23,000	543,794	543,794	—
Mitsui Fudosan Co., Ltd. (Japan)	18,000	536,910	536,910	—
NTT Urban Development Corp. (Japan)	24,900	262,138	262,138	—
Realogy Holdings Corp. (a)	11,409	540,901	540,901	—
Sumitomo Realty & Development Co., Ltd. (Japan)	14,000	544,288	544,288	—
Tokyo Tatemono Co., Ltd. (Japan)	67,000	489,874	489,874	—
Tokyu Fudosan Holdings Corp. (Japan)	67,700	505,765	505,765	—

	569,756	7,122,511	7,122,511	—

Thrifts & Mortgage Finance — 0.5%
Beneficial Bancorp, Inc. (a)	45,551	528,392	528,392	—
Hudson City Bancorp, Inc. (a)	50,735	471,836	471,836	—
TFS Financial Corp.	33,504	489,828	489,828	—

	129,790	1,490,056	1,490,056	—

Total Financials	9,127,380	21,051,222	21,051,222	—

Health Care — 2.2%
Health Care Equipment & Supplies — 0.3%
Insulet Corp. (a)	16,558	494,256	494,256	—
Neogen Corp. (a)	400	17,816	17,816	—
Olympus Corp. (Japan) (a)	12,900	468,895	468,895	—

	29,858	980,967	980,967	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Health Care — continued
Health Care Providers & Services — 0.2%
Tenet Healthcare Corp. (a)	11,450	547,997	547,997	—
Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc. (a)	37,222	495,053	495,053	—
athenahealth, Inc. (a)	4,171	511,615	511,615	—
M3, Inc. (Japan)	26,300	499,127	499,127	—
Medidata Solutions, Inc. (a)	10,594	566,037	566,037	—

	78,287	2,071,832	2,071,832	—

Life Sciences Tools & Services — 0.3%
Bruker Corp. (a)	25,928	491,595	491,595	—
MorphoSys AG (Germany) (a)	7,125	515,459	515,459	—

	33,053	1,007,054	1,007,054	—

Pharmaceuticals — 0.8%
BTG plc (United Kingdom) (a)	45,274	501,758	501,758	—
Kyowa Hakko Kirin Co., Ltd. (Japan)	21,000	308,844	308,844	—
Nektar Therapeutics (a)	44,838	426,858	426,858	—
Pacira Pharmaceuticals, Inc. (a)	5,512	377,462	377,462	—
Relypsa, Inc. (a)	13,762	398,135	398,135	—
UCB S.A. (Belgium)	8,137	587,668	587,668	—

	138,523	2,600,725	2,600,725	—

Total Health Care	291,171	7,208,575	7,208,575	—

Industrials — 9.6%
Aerospace & Defense — 0.9%
Airbus Group N.V. (France)	7,359	512,309	512,309	—
DigitalGlobe, Inc. (a)	16,243	522,537	522,537	—
Finmeccanica S.p.A. (Italy) (a)	46,563	598,644	598,644	—
Rolls-Royce Holdings plc (United Kingdom) (a)	33,761	542,070	542,070	—
Zodiac Aerospace (France)	15,452	568,569	568,569	—

	119,378	2,744,129	2,744,129	—

Air Freight & Logistics — 0.5%
Hub Group, Inc. (a)	13,502	538,730	538,730	—
PostNL N.V. (Netherlands) (a)	118,243	593,079	593,079	—
Yamato Holdings Co., Ltd. (Japan)	24,300	547,259	547,259	—

	156,045	1,679,068	1,679,068	—

Building Products — 0.8%
Armstrong World Industries, Inc. (a)	9,971	545,813	545,813	—
Masonite International Corp. (a)	7,221	478,030	478,030	—
NCI Building Systems, Inc. (a)	31,173	482,558	482,558	—
Nippon Sheet Glass Co., Ltd. (Japan)	526,000	537,454	537,454	—
USG Corp. (a)	18,325	486,345	486,345	—

	592,690	2,530,200	2,530,200	—

Commercial Services & Supplies — 1.4%
Brambles Ltd. (Australia)	58,334	499,941	499,941	—
Clean Harbors, Inc. (a)	9,839	543,605	543,605	—
Edenred (France)	23,877	640,900	640,900	—
Interface, Inc.	24,559	533,667	533,667	—
Regus plc (Luxembourg)	160,156	613,369	613,369	—
Serco Group plc (United Kingdom)	250,202	513,104	513,104	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Industrials — continued
Commercial Services & Supplies — continued
Stericycle, Inc. (a)	3,755	501,030	501,030	—
Transpacific Industries Group Ltd. (Australia)	882,104	534,011	534,011	—

	1,412,826	4,379,627	4,379,627	—

Construction & Engineering — 0.8%
Bouygues S.A. (France)	13,816	572,906	572,906	—
CIMIC Group Ltd. (Australia)	20,132	335,995	335,995	—
OCI N.V. (Netherlands) (a)	16,248	485,383	485,383	—
Shimizu Corp. (Japan)	74,000	536,097	536,097	—
SNC-Lavalin Group, Inc. (Canada)	13,431	484,251	484,251	—

	137,627	2,414,632	2,414,632	—

Electrical Equipment — 0.2%
Franklin Electric Co., Inc.	14,156	511,881	511,881	—
Industrial Conglomerates — 0.3%
Koninklijke Philips N.V. (Netherlands)	17,962	517,426	517,426	—
Rheinmetall AG (Germany)	10,169	525,411	525,411	—

	28,131	1,042,837	1,042,837	—

Machinery — 2.4%
Bucher Industries AG (Switzerland)	2,015	509,284	509,284	—
Chart Industries, Inc. (a)	15,036	609,710	609,710	—
Colfax Corp. (a)	10,049	498,330	498,330	—
EnPro Industries, Inc.	8,258	528,595	528,595	—
IMI plc (United Kingdom)	26,343	506,265	506,265	—
Manitowoc Co., Inc. (The)	22,304	440,058	440,058	—
Navistar International Corp. (a)	16,766	502,309	502,309	—
OC Oerlikon Corp AG (Switzerland)	40,068	528,256	528,256	—
Proto Labs, Inc. (a)	7,416	519,120	519,120	—
Rexnord Corp. (a)	17,855	472,979	472,979	—
Rotork plc (United Kingdom)	16,840	610,304	610,304	—
Sulzer AG (Switzerland)	4,528	510,580	510,580	—
Vallourec S.A. (France)	21,180	499,421	499,421	—
Weir Group plc (The) (United Kingdom)	19,226	554,824	554,824	—
Zardoya Otis S.A. (Spain)	45,086	582,692	582,692	—

	272,970	7,872,727	7,872,727	—

Professional Services — 0.9%
Advisory Board Co. (The) (a)	10,491	544,378	544,378	—
Bureau Veritas S.A. (France)	22,474	530,564	530,564	—
IHS, Inc. (a)	4,256	534,000	534,000	—
Intertek Group plc (United Kingdom)	12,714	509,758	509,758	—
Seek Ltd. (Australia)	36,478	469,087	469,087	—
SGS S.A. (Switzerland)	241	470,143	470,143	—

	86,654	3,057,930	3,057,930	—

Road & Rail — 1.0%
Genesee & Wyoming, Inc. (a)	2,669	248,084	248,084	—
Hertz Global Holdings, Inc. (a)	24,122	502,702	502,702	—
Keikyu Corp. (Japan)	59,000	470,913	470,913	—
Keio Corp. (Japan)	62,000	480,837	480,837	—
Kintetsu Group Holdings Co., Ltd. (Japan)	150,000	533,920	533,920	—
Odakyu Electric Railway Co., Ltd. (Japan)	47,000	475,117	475,117	—
Tokyu Corp. (Japan)	74,000	495,193	495,193	—

	418,791	3,206,766	3,206,766	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Industrials — continued
Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc. (a)	17,649	524,528	524,528	—
MRC Global, Inc. (a)	36,131	527,513	527,513	—

	53,780	1,052,041	1,052,041	—

Transportation Infrastructure — 0.1%
Abertis Infraestructuras S.A. (Spain)	25,294	467,628	467,628	—

Total Industrials	3,318,342	30,959,466	30,959,466	—

Information Technology — 7.6%
Communications Equipment — 0.4%
Palo Alto Networks, Inc. (a)	4,031	595,459	595,459	—
ViaSat, Inc. (a)	7,969	479,096	479,096	—

	12,000	1,074,555	1,074,555	—

Electronic Equipment, Instruments & Components — 0.6%
Hirose Electric Co., Ltd. (Japan)	4,515	638,302	638,302	—
Japan Display, Inc. (Japan) (a)	141,900	589,467	589,467	—
Topcon Corp. (Japan)	23,600	614,707	614,707	—

	170,015	1,842,476	1,842,476	—

Internet Software & Services — 2.7%
Benefitfocus, Inc. (a)	13,260	458,133	458,133	—
carsales.com Ltd. (Australia)	57,993	433,228	433,228	—
Cornerstone OnDemand, Inc. (a)	20,834	596,477	596,477	—
CoStar Group, Inc. (a)	2,692	550,326	550,326	—
Cvent, Inc. (a)	21,955	590,150	590,150	—
Dealertrack Technologies, Inc. (a)	12,832	504,426	504,426	—
Demandware, Inc. (a)	7,708	474,813	474,813	—
Equinix, Inc.	2,056	526,192	526,192	—
Internet Initiative Japan, Inc. (Japan)	30,000	509,296	509,296	—
Kakaku.com, Inc. (Japan)	34,500	537,148	537,148	—
LinkedIn Corp. (a)	2,049	516,614	516,614	—
Marketo, Inc. (a)	19,911	566,468	566,468	—
Pandora Media, Inc. (a)	28,243	503,855	503,855	—
Shutterstock, Inc. (a)	7,377	497,874	497,874	—
SPS Commerce, Inc. (a)	7,045	459,757	459,757	—
Twitter, Inc. (a)	9,981	388,860	388,860	—
Xoom Corp. (a)	6,600	116,622	116,622	—
Yahoo! Japan Corp. (Japan)	137,500	565,431	565,431	—

	422,536	8,795,670	8,795,670	—

IT Services — 0.0% (g)
Unisys Corp. (a)	4,200	91,434	91,434	—
Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc. (a)	228,475	516,354	516,354	—
Advantest Corp. (Japan)	48,600	576,769	576,769	—
AIXTRON SE (Germany)	81,617	543,172	543,172	—
Atmel Corp.	4,620	35,020	35,020	—
Cavium, Inc. (a)	8,122	526,224	526,224	—
Imagination Technologies Group plc (United Kingdom) (a)	85,988	259,363	259,363	—
SunEdison, Inc. (a)	21,185	536,404	536,404	—
Veeco Instruments, Inc. (a)	16,400	483,964	483,964	—

	495,007	3,477,270	3,477,270	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Information Technology — continued
Software — 2.8%
FireEye, Inc. (a)	11,919	492,255	492,255	—
FleetMatics Group plc (Ireland) (a)	11,378	518,609	518,609	—
Fortinet, Inc. (a)	14,896	562,175	562,175	—
Guidewire Software, Inc. (a)	9,913	495,154	495,154	—
Imperva, Inc. (a)	11,569	527,778	527,778	—
Interactive Intelligence Group, Inc. (a)	11,680	513,686	513,686	—
Konami Corp. (Japan)	26,500	490,272	490,272	—
NetSuite, Inc. (a)	6,566	627,513	627,513	—
Nintendo Co., Ltd. (Japan)	3,500	595,645	595,645	—
Proofpoint, Inc. (a)	8,602	464,336	464,336	—
PROS Holdings, Inc. (a)	6,300	140,049	140,049	—
Qlik Technologies, Inc. (a)	15,722	546,968	546,968	—
salesforce.com, Inc. (a)	7,824	569,744	569,744	—
ServiceNow, Inc. (a)	7,105	531,880	531,880	—
Splunk, Inc. (a)	7,686	509,928	509,928	—
Ultimate Software Group, Inc. (The) (a)	3,024	502,649	502,649	—
Workday, Inc. (a)	5,883	536,589	536,589	—
Zynga, Inc. (a)	213,484	523,036	523,036	—

	383,551	9,148,266	9,148,266	—

Total Information Technology	1,487,309	24,429,671	24,429,671	—

Materials — 4.8%
Chemicals — 0.6%
Koninklijke DSM N.V. (Netherlands)	8,798	503,326	503,326	—
LANXESS AG (Germany)	2,775	149,174	149,174	—
LSB Industries, Inc. (a)	2,600	110,266	110,266	—
Syngenta AG (Switzerland)	1,552	523,017	523,017	—
WR Grace & Co. (a)	5,376	519,967	519,967	—

	21,101	1,805,750	1,805,750	—

Construction Materials — 0.2%
Headwaters, Inc. (a)	31,110	546,914	546,914	—
Containers & Packaging — 0.3%
Fuji Seal International, Inc. (Japan)	16,600	498,417	498,417	—
Toyo Seikan Group Holdings Ltd. (Japan)	31,800	506,563	506,563	—

	48,400	1,004,980	1,004,980	—

Metals & Mining — 3.7%
Agnico Eagle Mines Ltd. (Canada)	17,138	518,757	518,757	—
Allegheny Technologies, Inc.	16,611	564,608	564,608	—
Antofagasta plc (United Kingdom)	42,195	506,172	506,172	—
Barrick Gold Corp. (Canada)	45,123	586,431	586,431	—
BlueScope Steel Ltd. (Australia)	192,120	532,120	532,120	—
Carpenter Technology Corp.	13,351	577,431	577,431	—
Detour Gold Corp. (Canada) (a)	54,118	571,906	571,906	—
Eldorado Gold Corp. (Canada)	102,835	512,257	512,257	—
Franco-Nevada Corp. (Canada)	10,155	527,235	527,235	—
Fresnillo plc (Mexico)	49,360	545,148	545,148	—
Hecla Mining Co.	201,750	609,285	609,285	—
Iluka Resources Ltd. (Australia)	80,242	518,156	518,156	—
Kinross Gold Corp. (Canada) (a)	212,681	516,498	516,498	—
Lonmin plc (South Africa) (a)	113,517	251,092	251,092	—
New Gold, Inc. (Canada) (a)	174,137	584,546	584,546	—
Pacific Metals Co., Ltd. (Japan)	182,000	557,889	557,889	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Materials — continued
Metals & Mining — continued
Randgold Resources Ltd. (United Kingdom)	6,665	507,856	507,856	—
Salzgitter AG (Germany)	18,067	621,782	621,782	—
Silver Wheaton Corp. (Canada)	31,635	624,047	624,047	—
Stillwater Mining Co. (a)	45,797	615,054	615,054	—
ThyssenKrupp AG (Germany)	22,766	609,928	609,928	—
Yamana Gold, Inc. (Canada)	161,634	617,599	617,599	—

	1,793,897	12,075,797	12,075,797	—

Total Materials	1,894,508	15,433,441	15,433,441	—

Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.1%
Iliad S.A. (France)	1,855	438,135	438,135	—
Wireless Telecommunication Services — 0.7%
SBA Communications Corp. (a)	4,378	507,060	507,060	—
SoftBank Corp. (Japan)	8,100	509,133	509,133	—
Sprint Corp. (a)	121,945	625,578	625,578	—
United States Cellular Corp.	13,652	504,169	504,169	—

	148,075	2,145,940	2,145,940	—

Total Telecommunication Services	149,930	2,584,075	2,584,075	—

Utilities — 2.6%
Electric Utilities — 1.0%
Chugoku Electric Power Co., Inc. (The) (Japan)	37,500	550,251	550,251	—
Endesa S.A. (Spain)	25,720	512,182	512,182	—
Hokkaido Electric Power Co., Inc. (Japan) (a)	65,700	608,028	608,028	—
ITC Holdings Corp.	12,561	452,196	452,196	—
Kyushu Electric Power Co., Inc. (Japan) (a)	57,000	609,623	609,623	—
Shikoku Electric Power Co., Inc. (Japan)	39,100	533,122	533,122	—

	237,581	3,265,402	3,265,402	—

Gas Utilities — 0.2%
National Fuel Gas Co.	8,131	524,043	524,043	—
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp. (a)	3,533	77,055	77,055	—
Dynegy, Inc. (a)	17,877	594,768	594,768	—
EDP Renovaveis S.A. (Spain)	40,130	281,760	281,760	—
Enel Green Power S.p.A. (Italy)	234,291	457,485	457,485	—
Pattern Energy Group, Inc.	12,020	348,339	348,339	—

	307,851	1,759,407	1,759,407	—

Multi-Utilities — 0.6%
Canadian Utilities Ltd. (Canada)	15,380	499,707	499,707	—
Centrica plc (United Kingdom)	123,625	484,658	484,658	—
MDU Resources Group, Inc.	23,698	528,228	528,228	—
NiSource, Inc.	11,372	493,772	493,772	—

	174,075	2,006,365	2,006,365	—

Water Utilities — 0.3%
Pennon Group plc (United Kingdom)	38,695	509,625	509,625	—
Severn Trent plc (United Kingdom)	15,686	511,658	511,658	—

	54,381	1,021,283	1,021,283	—

Total Utilities	782,019	8,576,500	8,576,500	—

Total Common Stocks	20,246,206	157,747,147	157,747,147	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	APRIL 30, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)
Preference Shares — 0.0%
Rolls-Royce Holdings plc (United Kingdom) 05/18/15 (a)	4,760,301	7,307	7,307	—

Total Short Positions of Total Return Basket Swap	25,006,507	157,754,454	157,754,454	—

Total of Long and Short Positions of Total Return Basket Swap	13,198,981	30,012,497	30,012,497	—

Cash and Other Receivables/(Payables) (4)				(3,242,593)
Financing Costs				(113,493)
Net Dividends Receivable/(Payable)				484,595

Net Swap Contract, at value				$(2,871,491)

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS:

(1)	Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	Current value represents market value as of April 30, 2015 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities traded.
(3)	Value represents the unrealized gain(loss) of the positions and was zero at April 30, 2015 as the swap resets on that day.
(4)	Cash and other receivables/(payables) includes the gains (or losses) realized when the swap resets. For swaps that reset at the reporting period end date, these receivables/(payables) are awaiting settlement with the counterparty and are reflected on the Consolidated Statement of Operations as Net realized gain (loss) on transactions from swaps.
(a)	Non-income producing security.
(g)	Amount rounds to less than 0.1%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	35

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$134,379,720
Investments in affiliates, at value	179,844,728

Total investment securities, at value	314,224,448
Restricted cash	1,540,000
Cash	1,682,297
Foreign currency, at value	2,004,504
Deposits at broker for futures contracts	5,899,000
Receivables:
Investment securities sold	1,114,771
Fund shares sold	186,736
Interest and dividend from non-affiliates	273,982
Dividends from affiliates	7,336
Tax reclaims	165
Variation margin on futures contracts	780,410
Unrealized appreciation on forward foreign currency exchange contracts	1,265,908
Outstanding swap contracts, at value	173,827

Total Assets	329,153,384

LIABILITIES:
Payables:
Investment securities purchased	86,607
Fund shares redeemed	114,709
Unrealized depreciation on forward foreign currency exchange contracts	2,693,385
Outstanding swap contracts, at value	2,871,491
Accrued liabilities:
Investment advisory fees	132,156
Administration fees	2,658
Shareholder servicing fees	59,723
Distribution fees	11,468
Custodian and accounting fees	79,622
Trustees’ and Chief Compliance Officer’s fees	290
Transfer agent fees	2,953
Other	91,842

Total Liabilities	6,146,904

Net Assets	$323,006,480

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	APRIL 30, 2015

Systematic Alpha Fund
NET ASSETS :
Paid-in-Capital	$327,523,159
Accumulated undistributed (distributions in excess of) net investment income	(2,539,709)
Accumulated net realized gains (losses)	(3,389,506)
Net unrealized appreciation (depreciation)	1,412,536

Total Net Assets	$323,006,480

Net Assets:
Class A	$54,179,422
Class C	130,473
Class R6	8,274,648
Select Class	260,421,937

Total	$323,006,480

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,652,833
Class C	8,852
Class R6	549,116
Select Class	17,509,159

Net Asset Value (a):
Class A — Redemption price per share	$14.83
Class C — Offering price per share (b)	14.74
Class R6 — Offering and redemption price per share	15.07
Select Class — Offering and redemption price per share	14.87
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.53

Cost of investments in non-affiliates	$133,075,864
Cost of investments in affiliates	179,844,728
Cost of foreign currency	1,961,732

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	37

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$706,844
Dividend income from affiliates	30,143
Interest income from non-affiliates	453,781
Foreign taxes withheld	(4,158)

Total investment income	1,186,610

EXPENSES:
Investment advisory fees	1,180,675
Administration fees	131,775
Distribution fees:
Class A	72,832
Class C	253
Shareholder servicing fees:
Class A	72,832
Class C	84
Select Class	281,854
Custodian and accounting fees	69,046
Interest expense to affiliates	280
Professional fees	85,409
Trustees’ and Chief Compliance Officer’s fees	7,055
Printing and mailing costs	10,582
Registration and filing fees	49,512
Transfer agent fees	3,781
Sub-transfer agent fee	20,035
Other	11,999

Total expenses	1,998,004

Less fees waived	(617,064)
Less expense reimbursements	(632)

Net expenses	1,380,308

Net investment income (loss)	(193,698)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,384,726)
Futures	(1,511,910)
Foreign currency transactions	2,250,270
Swaps	(2,424,890)

Net realized gains (losses)	(3,071,256)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	679,086
Futures	1,711,942
Foreign currency translations	875,380
Swaps	(2,752,423)

Change in net unrealized appreciation/depreciation	513,985

Net realized/unrealized gains (losses)	(2,557,271)

Change in net assets resulting from operations	$(2,750,969)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	APRIL 30, 2015

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Systematic Alpha Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(193,698)	$(118,494)
Net realized gain (loss)	(3,071,256)	553,841
Distributions of capital gains received from investment company affiliates	—	56
Change in net unrealized appreciation/depreciation	513,985	675,747

Change in net assets resulting from operations	(2,750,969)	1,111,150

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(602,143)	(3,729)
From net realized gains	(84,343)	—
Class C
From net investment income	(501)	(3,507)
From net realized gains	(75)	—
Class R6
From net investment income	—	(3,886)
From net realized gains	(75)	—
Select Class
From net investment income	(2,421,131)	(756,736)
From net realized gains	(275,840)	—

Total distributions to shareholders	(3,384,108)	(767,858)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	136,186,730	182,190,635

NET ASSETS:
Change in net assets	130,051,653	182,533,927
Beginning of period	192,954,827	10,420,900

End of period	$323,006,480	$192,954,827

Accumulated undistributed (distributed in excess of) net investment income	$(2,539,709)	$677,764

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	39

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Systematic Alpha Fund
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,313,670	$62,934,444
Distributions reinvested	301,494	3,729
Cost of shares redeemed	(15,750,291)	(1,618,892)

Change in net assets resulting from Class A capital transactions	$(6,135,127)	$61,319,281

Class C
Proceeds from shares issued	$77,997	$—
Distributions reinvested	576	3,507

Change in net assets resulting from Class C capital transactions	$78,573	$3,507

Class R6
Proceeds from shares issued	$11,058,192	$—
Distributions reinvested	75	3,886
Cost of shares redeemed	(2,850,001)	—

Change in net assets resulting from Class R6 capital transactions	$8,208,266	$3,886

Select Class
Proceeds from shares issued	$137,200,050	$131,098,675
Distributions reinvested	2,658,018	756,736
Cost of shares redeemed	(5,823,050)	(10,991,450)

Change in net assets resulting from Select Class capital transactions	$134,035,018	$120,863,961

Total change in net assets resulting from capital transactions	$136,186,730	$182,190,635

SHARE TRANSACTIONS:
Class A
Issued	619,117	4,166,222
Reinvested	20,021	257
Redeemed	(1,047,839)	(108,278)

Change in Class A Shares	(408,701)	4,058,201

Class C
Issued	5,239	—
Reinvested	38	242

Change in Class C Shares	5,277	242

Class R6
Issued	732,640	—
Reinvested	5	268
Redeemed	(187,130)	—

Change in Class R6 Shares	545,515	268

Select Class
Issued	9,078,340	8,656,839
Reinvested	176,444	52,225
Redeemed	(386,318)	(725,038)

Change in Select Class Shares	8,868,466	7,984,026

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN FUNDS	41

(CONSOLIDATED) FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Systematic Alpha Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$15.16	$(0.03	)(f)	$(0.13)	$(0.16)	$(0.15)	$(0.02)	$(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(f)(g)	0.79	0.68	(1.12)	—	(1.12)
February 12, 2013 (i) through October 31, 2013	15.00	0.03		0.57	0.60	—	—	—

Class C
Six Months Ended April 30, 2015 (Unaudited)	15.10	(0.06	)(f)	(0.14)	(0.20)	(0.14)	(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(f)(g)	0.72	0.60	(1.05)	—	(1.05)
February 12, 2013 (i) through October 31, 2013	15.00	(0.02)		0.57	0.55	—	—	—

Class R6
Six Months Ended April 30, 2015 (Unaudited)	15.21	0.03	(f)	(0.15)	(0.12)	—	(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(f)(g)	0.73	0.74	(1.17)	—	(1.17)
February 12, 2013 (i) through October 31, 2013	15.00	0.07		0.57	0.64	—	—	—

Select Class
Six Months Ended April 30, 2015 (Unaudited)	15.19	(0.01	)(f)	(0.13)	(0.14)	(0.16)	(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(f)(g)	0.76	0.71	(1.15)	—	(1.15)
February 12, 2013 (i) through October 31, 2013	15.00	0.06		0.57	0.63	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$14.83	(1.06)%	$54,179,422	1.17%		(0.37)%		1.64%		78%
15.16	4.68	61,579,047	1.24		(0.71	)(g)	1.66	(h)	113
15.60	4.00	52,013	1.30	(j)	0.28	(j)	6.93	(j)	112

14.74	(1.33)	130,473	1.64		(0.77)		2.10		78
15.10	4.16	53,974	1.77		(0.80	)(g)	5.85	(h)	113
15.55	3.67	51,827	1.80	(j)	(0.22	)(j)	7.43	(j)	112

15.07	(0.78)	8,274,648	0.64		0.45		1.09		78
15.21	5.08	54,788	0.88		0.09	(g)	4.84	(h)	113
15.64	4.27	52,144	0.95	(j)	0.63	(j)	6.44	(j)	112

14.87	(0.95)	260,421,937	0.91		(0.08)		1.33		78
15.19	4.91	131,267,018	1.00		(0.31	)(g)	2.97	(h)	113
15.63	4.20	10,264,916	1.05	(j)	0.54	(j)	6.68	(j)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Systematic Alpha Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide total return.

Prior to July 31, 2014, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. Effective April 30, 2015, the Subsidiary changed its name from JPM Systematic Alpha Commodity Subsidiary Ltd. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of April 30, 2015, net assets of the Fund were $323,006,480 of which $32,402,216, or approximately 10.0%, represented the Subsidiary’s net assets. The net realized loss in the Subsidiary amounted to $(598,178). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a

44	J.P. MORGAN FUNDS	APRIL 30, 2015

market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,150,921	$3,271,650	$—	$12,422,571
Consumer Staples	775,039	—	—	775,039
Energy	6,373,193	—	—	6,373,193
Financials	3,131,956	634,421	—	3,766,377
Health Care	14,785,636	—	3,928	14,789,564
Industrials	3,080,490	6,527,961	—	9,608,451
Information Technology	16,091,598	—	—	16,091,598
Materials	3,136,536	2,936,592	—	6,073,128
Telecommunication Services	—	4,993,445	8,351	5,001,796
Utilities	7,314,448	—	—	7,314,448

Total Common Stocks	63,839,817	18,364,069	12,279	82,216,165

Preferred Stocks
Consumer Staples	720,633	—	—	720,633
Financials	2,219,295	907,969	—	3,127,264
Industrials	799,952	840,824	—	1,640,776
Materials	700,267	—	—	700,267
Utilities	1,822,944	196,270	—	2,019,214

Total Preferred Stocks	6,263,091	1,945,063	—	8,208,154

APRIL 30, 2015	J.P. MORGAN FUNDS	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Consumer Discretionary	$—	$5,718,680	$—	$5,718,680
Energy	—	2,217,118	—	2,217,118
Financials	—	5,938,361	—	5,938,361
Health Care	—	10,481,016	—	10,481,016
Industrials	—	1,813,801	—	1,813,801
Information Technology	—	16,888,867	—	16,888,867
Materials	—	897,558	—	897,558

Total Convertible Bonds	—	43,955,401	—	43,955,401

Short-Term Investment
Investment Company	179,844,728	—	—	179,844,728

Total Investments in Securities	$249,947,636	$64,264,533	$12,279	$314,224,448

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,265,908	$—	$1,265,908
Futures Contracts	2,489,335	—	—	2,489,335
Swaps	—	173,827	—	173,827

Total Appreciation in Other Financial Instruments	$2,489,335	$1,439,735	$—	$3,929,070

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(2,693,385)	$—	$(2,693,385)
Futures Contracts	(846,379)	—	—	(846,379)
Swaps	—	(2,871,491)	—	(2,871,491)

Total Depreciation in Other Financial Instruments	$(846,379)	$(5,564,876)	$—	$(6,411,255)

There were no transfers among any levels during the period ended April 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of April 30, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of illiquid securities held as of April 30, 2015, were $12,279 and 0.00%, respectively.

C. Derivatives — The Fund uses instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. The Fund also uses derivatives to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and

46	J.P. MORGAN FUNDS	APRIL 30, 2015

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

As of April 30, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty and are recorded on the CSOP as net realized gain (loss) on transactions from swaps.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. As such, the Fund has posted collateral for the period ended April 30, 2015 of $1,540,000.

APRIL 30, 2015	J.P. MORGAN FUNDS	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as changes in unrealized appreciation/depreciation on swaps in the CSOP.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of April 30, 2015, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,250,120	$—	$—	$1,250,120
Equity contracts	Receivables	225,837	—	173,827	399,664
Foreign exchange contracts	Receivables	—	1,265,908	—	1,265,908
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	1,013,378	—	—	1,013,378

Total		$2,489,335	$1,265,908	$173,827	$3,929,070

Gross Liabilities:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$362,783	$—	$—	$362,783
Equity contracts	Payables	—	—	2,871,491	2,871,491
Foreign exchange contracts	Payables	—	2,693,385	—	2,693,385
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	483,596	—	—	483,596

Total		$846,379	$2,693,385	$2,871,491	$6,411,255

(a)	A portion of this amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The total return basket swaps contracts are subject to master netting arrangements.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of April 30, 2015:

Counterparty	Gross Amount of Derivative Assets Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Citibank, N.A.	$504,186		$—	$—	$504,186
Goldman Sachs International	58,970		(58,970)	—	—
HSBC Bank, N.A.	74,906		(74,906)	—	—
Morgan Stanley	124,123		—	—	124,123
Royal Bank of Canada	1,875		(1,875)	—	—
State Street Bank & Trust	425,044		(39,545)	—	385,499
Union Bank of Switzerland AG	250,631		(250,631)	—	—
Exchange Traded Futures(b)	2,489,335	(c)	—	—	2,489,335

Total	$3,929,070		$(425,927)	$—	$3,503,143

48	J.P. MORGAN FUNDS	APRIL 30, 2015

Counterparty	Gross Amount of Derivative Liabilities Presented in the CSAL (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (not less than zero)
Barclays Bank plc	$151,022		$—	$—	$151,022
Credit Suisse International	410,394		—	—	410,394
Deutsche Bank AG	135,943		—	—	135,943
Goldman Sachs International	757,130		(58,970)	—	698,160
HSBC Bank, N.A.	212,597		(74,906)	—	137,691
Royal Bank of Canada	774,041		(1,875)	—	772,166
Societe Generale	171,769		—	—	171,769
State Street Bank & Trust	39,545		(39,545)	—	—
Union Bank of Switzerland AG	2,911,810		(250,631)	(1,540,000)	1,121,179
Merrill Lynch International	625		—	—	625
Exchange Traded Futures(b)	846,379	(c)	—	—	846,379

Total	$6,411,255		$(425,927)	$(1,540,000)	$4,445,328

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	A portion of this amount represents the cumulative appreciation/depreciation of futures contracts as reported in the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the CSOP for the six months ended April 30, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest Rate contracts	$1,420,231	$—	$—	$1,420,231
Equity contracts	(2,333,963)	2,596,484	(2,424,890)	(2,162,369)
Foreign exchange contracts	—	—	—
Commodity contracts	(598,178)	—	—	(598,178)

Total	$(1,511,910)	$2,596,484	$(2,424,890)	$(1,340,316)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest Rate contracts	$141,620	$—	$—	$141,620
Equity contracts	948,442	—	(2,752,423)	(1,803,981)
Foreign Exchange contracts	—	(1,715,863)	—	(1,715,863)
Commodity contracts	621,880	—	—	621,880

Total	$1,711,942	$(1,715,863)	$(2,752,423)	$(2,756,344)

The Fund’s derivatives contracts held at April 30, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2015. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

APRIL 30, 2015	J.P. MORGAN FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

Futures Contracts:
Commodity
Average Notional Balance Long	$12,416,099
Average Notional Balance Short	12,395,596
Ending Notional Balance Long	14,166,082
Ending Notional Balance Short	14,491,055

Equity
Average Notional Balance Short	$32,257,908
Ending Notional Balance Short	35,445,245

Interest
Average Notional Balance Long	$107,848,011
Average Notional Balance Short	98,091,362
Ending Notional Balance Long	93,875,455
Ending Notional Balance Short	88,215,985

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$40,236,042
Average Settlement Value Sold	58,240,439
Ending Settlement Value Purchased	47,605,628
Ending Settlement Value Sold	70,906,423

Total Return Basket Swaps:
Average Notional Balance Long	$218,448,499
Average Notional Balance Short	178,190,099
Ending Notional Balance Long	247,266,800
Ending Notional Balance Short	197,222,472

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the six months ended April 30, 2015 are as follows:

Class A	Select Class
$16,086	$3,949

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

50	J.P. MORGAN FUNDS	APRIL 30, 2015

shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets for Class A, Class C and Select Class Shares.

APRIL 30, 2015	J.P. MORGAN FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these securities, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board, deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.75%	1.00%

The expense limitation agreement was in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$341,747	$117,921	$13,733	$473,401	$632

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

Waivers resulting from investments in these money market funds for the six months ended April 30, 2015 were $143,663.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund incurred $182 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$141,676,534	$82,897,509

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

52	J.P. MORGAN FUNDS	APRIL 30, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at April 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$312,920,592	$3,485,015	$2,181,159	$1,303,856

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

In addition, as of April 30, 2015, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, 75.3% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

The Fund may also invest in unaffiliated Exchange-Traded Funds (“ETFs”). ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their net asset value (also known as a discount or premium, respectively).

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

APRIL 30, 2015	J.P. MORGAN FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

54	J.P. MORGAN FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$989.40	$5.77	1.17%
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class C
Actual	1,000.00	986.70	8.08	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class R6
Actual	1,000.00	992.20	3.16	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Select Class
Actual	1,000.00	990.50	4.50	0.91
Hypothetical	1,000.00	1,020.28	4.56	0.91

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN FUNDS	55

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-SA-415

Semi-Annual Report

J.P. Morgan Equity Funds

April 30, 2015 (Unaudited)

JPMorgan Opportunistic Equity Long/Short Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

May 12, 2015 (Unaudited)

Dear Shareholder,

The sharp divergence between U.S. economic growth and the rest of the world that marked the end of 2014 receded somewhat in 2015 as aggressive actions by central banks and a stunning drop in global oil prices brought improved economic growth and strength in financial markets. Globally, equity markets and bond market aggregate indexes provided positive returns for the six months ended April 30, 2015.

“The collective, if not concerted, efforts of central bankers helped to drive financial markets higher during the six month period.”

By the start of November, the U.S. Federal Reserve had ended its multi-billion dollar bond buying program amid substantial and continued improvement in employment. Meanwhile, Japan unleashed a massive economic stimulus to counter two consecutive quarters of economic contraction and the European Central Bank moved decisively to head off the threat of a deflationary spiral. China’s central bank also undertook a series of actions to counter a slowing economy. By the end of February 2015, the nations of India, Australia, Canada, Singapore and Denmark had also enacted monetary policies to counter economic weakness.

The collective, if not concerted, efforts of central bankers helped drive financial markets higher during the six month period. Global mergers and acquisitions activity and generally healthy corporate earnings contributed to strength in equity markets. By mid April, European stock prices, as measured by the FTSEurofirst 300 Index, closed at their highest level since 2000, while China’s Shanghai Composite Index rose to close at a seven year high and Japan’s Nikkei Stock Average 225 closed above the 20,000 point level for the first time in 15 years.

After notching record closing highs in February, March and April, the Standard & Poor’s 500 Index ended the six months through April 30, 2015, with a return of 4.40%. The MSCI Europe, Australasia and Far East Index returned 7.06% and the MSCI Emerging Markets Index returned 4.04% for the same period. Among bond indexes, the Barclays U.S. Aggregate Index returned 2.06% and the Barclays Emerging Markets Aggregate Index returned 1.15% for the same period.

While U.S. financial markets continued to benefit from low interest rates, expanding corporate profits and mergers, the overall U.S. economy — after leading all other developed markets in growth through 2014 — showed signs of weakening in early 2015.

For the first quarter of 2015, U.S. gross domestic product (GDP) actually contracted by 0.7% compared with 2.2% growth for the final quarter of 2014. In hindsight, economists noted two significant drags on the domestic economy in the first three months of 2015: Severe winter weather across the eastern half of the country impeded construction and transportation and a months-long labor dispute created significant backlogs at crucial West Coast ports. The relative strength of the U.S. dollar also made exports more expensive and curbed foreign demand for U.S.-made goods.

Declines in global oil prices, while helping consumer sectors of the economy, forced energy sector companies to curtail new projects and the U.S. dollar’s strength relative to other leading currencies put pressure on the earnings of companies with large overseas operations.

While U.S. unemployment fell to 5.4% in April 2015 from 5.8% in November 2014, the pace of job growth in March was the weakest in 15 months at 85,000 total jobs added. While wage growth in the U.S. showed improvement in April, it remained weak overall, as it has throughout the economic recovery.

Meanwhile, GDP growth in the European Union (EU) rose 0.4% in the final quarter of 2014 and by 0.4% in the first three months of 2015. The euro’s weakness relative to other currencies helped drive export growth and in April 2015, EU consumer prices ended a four-month string of declines and bank lending in March 2015 rose for the first time since 2012. Further, even as the ongoing Greek debt crisis curbed investor confidence in the EU, data from countries ranging from Germany to Spain showed the economic recovery gaining strength.

The changes in the relative strengths and trajectories in the economies of the developed and emerging market nations over the course of the past six months clearly demonstrate the fluid and interconnected nature of the global economy. We believe a well diversified portfolio and a patient, long-term perspective may allow investors to benefit from positive trends while limiting the impact of negative trends.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.49%
Standard & Poor’s 500 Index	4.40%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
Net Assets as of 4/30/2015	$58,907,292

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended April 30, 2015.

Relative to the Benchmark, leading contributors to the Fund’s performance included long positions in the consumer staples and energy sectors, as well as its overall long options positions. Leading detractors from relative performance included the Fund’s long and short positions in the industrials sector and its long position in the health care sector.

Individual contributors to relative performance included the Fund’s long positions in Constellation Brands Inc. and Hershey Co., and its option to purchase shares of Whirlpool Corp. Shares of Constellation Brands, a maker of alcoholic beverages, rose on strong quarterly earnings and expectations for further growth. Shares of Hershey, a maker of chocolate and other confectionary foods, rose after the company forecast annual sales growth of 4.5% to 5.5%. Shares of Whirlpool, an appliance maker, rose on cost cutting and an increase in quarterly earnings. The Benchmark does not hold options to buy or sell securities.

Individual detractors from relative performance included the Fund’s long position in Google Inc., its underweight position in Apple Inc. and its short position in Boeing Co. Shares of Google, an information technology company, declined amid an antitrust investigation by European Union competition authorities. Shares of Apple, a maker of software, personal computers and mobile devices, rose on the company’s plan to return $200 billion to shareholders via share repurchases and dividends. The company’s reiteration of quarterly earnings forecasts also bolstered Apple shares. However, because the Fund does not track the Benchmark with regard to the size of individual positions, the Fund’s smaller position in Apple compared with the Benchmark detracted from relative performance. Shares of Boeing, an aerospace and aircraft manufacturing company, rose after the company reaffirmed its earnings and revenue forecasts.

HOW WAS THE FUND POSITIONED?

During the six months ended April 30, 2015, the Fund invested at least 80% of its assets under management in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 and/or the Benchmark. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management.

2	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Alliance Data Systems Corp.	8.9%
2.	Fiserv, Inc.	6.7
3.	Mohawk Industries, Inc.	6.5
4.	Reynolds American, Inc.	5.5
5.	Marriott International, Inc., Class A	5.0
6.	Honeywell International, Inc.	4.2
7.	Google, Inc., Class A	3.7
8.	Signet Jewelers Ltd., (Bermuda)	3.5
9.	Mobileye N.V., (Israel)	3.4
10.	Sirius XM Holdings, Inc.	3.1

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Emerson Electric Co.	16.4%
2.	SPDR S&P 500 ETF Trust	2.9
3.	General Mills, Inc.	2.8
4.	Pentair plc, (United Kingdom)	2.5
5.	ConAgra Foods, Inc.	2.2
6.	Kellogg Co.	1.6
7.	Clorox Co. (The)	1.6
8.	Campbell Soup Co.	1.4
9.	Freeport-McMoRan, Inc.	1.2
10.	Avon Products, Inc.	1.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	32.3%
Information Technology	26.9
Industrials	14.8
Consumer Staples	9.5
Materials	2.1
Short-Term Investment	14.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	25.3%
Financials	16.3
Consumer Staples	13.5
Consumer Discretionary	9.5
Information Technology	8.8
Health Care	6.7
Materials	6.3
Energy	5.6
Utilities	4.4
Exchange Traded Fund	2.9
Telecommunication Services	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of April 30, 2015. The Fund’s portfolio composition is subject to change.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2015 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION*
CLASS A SHARES	August 29, 2014
Without Sales Charge		4.36%	9.58%
With Sales Charge***		(1.10)	3.84
CLASS C SHARES	August 29, 2014
Without CDSC		4.11	9.18
With CDSC***		3.11	8.18
CLASS R2 SHARES	August 29, 2014	4.24	9.38
CLASS R5 SHARES	August 29, 2014	4.61	9.91
CLASS R6 SHARES	August 29, 2014	4.61	9.91
SELECT CLASS SHARES	August 29, 2014	4.49	9.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to April 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 97.5% (j)
Common Stocks — 83.4%
	Consumer Discretionary — 31.4%
	Hotels, Restaurants & Leisure — 7.6%
54,731	Hilton Worldwide Holdings, Inc. (a)	1,585,010
35,798	Marriott International, Inc., Class A	2,865,630

		4,450,640

	Household Durables — 7.3%
11,309	Jarden Corp. (a)	578,795
21,517	Mohawk Industries, Inc. (a)	3,733,199

		4,311,994

	Internet & Catalog Retail — 1.9%
915	Priceline Group, Inc. (The) (a)	1,132,596

	Media — 8.9%
27,817	CBS Corp. (Non-Voting), Class B	1,728,270
14,357	Liberty Media Corp., Class A (a)	551,022
457,128	Sirius XM Holdings, Inc. (a)	1,805,656
10,510	Walt Disney Co. (The)	1,142,647

		5,227,595

	Multiline Retail — 2.3%
18,145	Dollar Tree, Inc. (a)	1,386,459

	Specialty Retail — 3.4%
15,038	Signet Jewelers Ltd., (Bermuda)	2,017,047

	Total Consumer Discretionary	18,526,331

	Consumer Staples — 9.3%
	Beverages — 2.6%
5,966	Anheuser-Busch InBev N.V., (Belgium), ADR	716,159
9,002	Brown-Forman Corp., Class B	812,250

		1,528,409

	Food Products — 1.3%
8,202	Hershey Co. (The)	753,928

	Tobacco — 5.4%
43,364	Reynolds American, Inc.	3,178,581

	Total Consumer Staples	5,460,918

	Industrials — 14.4%
	Aerospace & Defense — 4.1%
23,933	Honeywell International, Inc.	2,415,319

	Commercial Services & Supplies — 2.0%
23,842	Waste Management, Inc.	1,180,894

	Professional Services — 2.8%
19,373	ManpowerGroup, Inc.	1,653,098

	Road & Rail — 3.4%
5,309	Canadian Pacific Railway Ltd., (Canada)	1,011,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — continued
9,148	Union Pacific Corp.	971,792

		1,983,581

	Trading Companies & Distributors — 2.1%
12,967	United Rentals, Inc. (a)	1,252,353

	Total Industrials	8,485,245

	Information Technology — 26.2%
	Internet Software & Services — 3.6%
3,849	Google, Inc., Class A (a)	2,112,216

	IT Services — 19.3%
17,098	Alliance Data Systems Corp. (a)	5,083,406
49,675	Fiserv, Inc. (a)	3,854,780
28,153	Paychex, Inc.	1,362,324
16,409	Visa, Inc., Class A	1,083,814

		11,384,324

	Software — 3.3%
43,439	Mobileye N.V., (Israel) (a)	1,948,674

	Total Information Technology	15,445,214

	Materials — 2.1%
	Chemicals — 0.2%
1,205	Ecolab, Inc.	134,936

	Containers & Packaging — 1.9%
23,889	Sealed Air Corp.	1,089,338

	Total Materials	1,224,274

	Total Common Stocks (Cost $48,473,750)	49,141,982

Short-Term Investment — 14.1%
	Investment Company — 14.1%
8,288,681	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050%, (b) (l) (Cost $8,288,681)	8,288,681

	Total Investments — 97.5% (Cost $56,762,431)	57,430,663
	Other Assets in Excess of Liabilities — 2.5%	1,476,629

	NET ASSETS — 100.0%	$58,907,292

Short Positions — 34.7%
Common Stocks — 33.7%
	Consumer Discretionary — 3.3%
	Auto Components — 0.5%
1,399	Autoliv, Inc., (Sweden)	166,089
2,417	BorgWarner, Inc.	143,087

		309,176

	Automobiles — 0.3%
9,752	Ford Motor Co.	154,082

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Hotels, Restaurants & Leisure — 0.5%
2,505	Darden Restaurants, Inc.	159,744
1,583	McDonald’s Corp.	152,838

		312,582

	Media — 1.0%
2,242	AMC Networks, Inc., Class A (a)	169,136
6,502	Interpublic Group of Cos., Inc. (The)	135,502
1,978	Omnicom Group, Inc.	149,853
2,044	Viacom, Inc., Class B	141,956

		596,447

	Multiline Retail — 0.3%
2,178	Target Corp.	171,692

	Specialty Retail — 0.3%
2,311	Bed Bath & Beyond, Inc. (a)	162,833

	Textiles, Apparel & Luxury Goods — 0.4%
2,244	Coach, Inc.	85,743
1,985	Under Armour, Inc., Class A (a)	153,937

		239,680

	Total Consumer Discretionary	1,946,492

	Consumer Staples — 4.7%
	Food & Staples Retailing — 0.5%
1,862	Wal-Mart Stores, Inc.	145,329
2,884	Whole Foods Market, Inc.	137,740

		283,069

	Food Products — 3.0%
6,419	Campbell Soup Co.	286,994
12,206	ConAgra Foods, Inc.	441,247
10,197	General Mills, Inc.	564,302
5,298	Kellogg Co.	335,522
1,461	Mead Johnson Nutrition Co.	140,139

		1,768,204

	Household Products — 0.8%
1,980	Church & Dwight Co., Inc.	160,716
3,036	Clorox Co. (The)	322,120

		482,836

	Personal Products — 0.4%
28,502	Avon Products, Inc.	232,861

	Total Consumer Staples	2,766,970

	Energy — 2.0%
	Energy Equipment & Services — 0.6%
3,421	Cameron International Corp. (a)	187,539
3,826	FMC Technologies, Inc. (a)	168,727

		356,266

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.4%
2,185	ConocoPhillips	148,405
3,432	ONEOK, Inc.	165,079
7,336	QEP Resources, Inc.	165,060
4,104	Spectra Energy Corp.	152,874
3,115	Williams Cos., Inc. (The)	159,457

		790,875

	Total Energy	1,147,141

	Financials — 5.6%
	Banks — 1.6%
8,310	Associated Banc-Corp.	156,311
6,488	BancorpSouth, Inc.	157,075
10,643	First Horizon National Corp.	151,663
1,645	PNC Financial Services Group, Inc. (The)	150,896
5,823	Synovus Financial Corp.	161,064
3,428	U.S. Bancorp	146,958

		923,967

	Capital Markets — 0.5%
2,791	Franklin Resources, Inc.	143,904
2,215	Northern Trust Corp.	162,027

		305,931

	Diversified Financial Services — 0.2%
3,062	NASDAQ OMX Group, Inc. (The)	148,905

	Insurance — 1.5%
2,284	Allstate Corp. (The)	159,103
1,517	Chubb Corp. (The)	149,197
5,865	Progressive Corp. (The)	156,361
2,782	Torchmark Corp.	156,098
1,360	Travelers Cos., Inc. (The)	137,510
3,040	W.R. Berkley Corp.	148,929

		907,198

	Real Estate Investment Trusts (REITs) — 1.8%
9,551	Brandywine Realty Trust	139,254
2,089	Digital Realty Trust, Inc.	132,464
1,122	Federal Realty Investment Trust	149,978
2,022	Health Care REIT, Inc.	145,624
2,270	Home Properties, Inc.	166,981
4,824	UDR, Inc.	158,082
2,093	Ventas, Inc.	144,208

		1,036,591

	Total Financials	3,322,592

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Health Care — 2.3%
	Biotechnology — 0.3%
1,004	Amgen, Inc.	158,542

	Health Care Equipment & Supplies — 1.0%
2,149	Baxter International, Inc.	147,722
978	C.R. Bard, Inc.	162,915
1,996	Medtronic plc, (Ireland)	148,602
1,328	Zimmer Holdings, Inc.	145,868

		605,107

	Health Care Providers & Services — 0.3%
1,891	Cardinal Health, Inc.	159,487

	Health Care Technology — 0.2%
2,335	Medidata Solutions, Inc. (a)	124,759

	Pharmaceuticals — 0.5%
2,598	AbbVie, Inc.	167,986
2,247	Eli Lilly & Co.	161,492

		329,478

	Total Health Care	1,377,373

	Industrials — 8.8%
	Aerospace & Defense — 0.5%
812	Lockheed Martin Corp.	151,519
1,448	Raytheon Co.	150,592

		302,111

	Air Freight & Logistics — 0.4%
1,268	C.H. Robinson Worldwide, Inc.	81,647
1,514	United Parcel Service, Inc., Class B	152,202

		233,849

	Airlines — 0.5%
3,149	American Airlines Group, Inc.	152,050
4,099	Southwest Airlines Co.	166,255

		318,305

	Electrical Equipment — 6.0%
56,831	Emerson Electric Co.	3,343,368
1,343	Rockwell Automation, Inc.	159,280

		3,502,648

	Machinery — 1.4%
3,994	Donaldson Co., Inc.	149,256
1,571	Illinois Tool Works, Inc.	147,014
8,200	Pentair plc, (United Kingdom)	509,630

		805,900

	Total Industrials	5,162,813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 3.0%
	Communications Equipment — 0.5%
5,392	Cisco Systems, Inc.	155,451
2,013	QUALCOMM, Inc.	136,884

		292,335

	IT Services — 0.9%
1,858	Global Payments, Inc.	186,320
922	International Business Machines Corp.	157,929
4,185	Total System Services, Inc.	165,559

		509,808

	Semiconductors & Semiconductor Equipment — 0.5%
4,338	Altera Corp.	180,808
4,902	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	119,805

		300,613

	Software — 0.9%
1,665	Intuit, Inc.	167,050
2,439	Red Hat, Inc. (a)	183,559
2,488	Salesforce.com, Inc. (a)	181,176

		531,785

	Technology Hardware, Storage & Peripherals — 0.2%
2,605	Seagate Technology plc	152,966

	Total Information Technology	1,787,507

	Materials — 2.2%
	Chemicals — 1.1%
3,144	Cabot Corp.	134,375
2,800	Celanese Corp., Series A	185,808
1,977	Eastman Chemical Co.	150,687
1,265	Monsanto Co.	144,159

		615,029

	Containers & Packaging — 0.5%
3,229	Bemis Co., Inc.	145,305
1,819	Packaging Corp. of America	125,857

		271,162

	Metals & Mining — 0.4%
10,877	Freeport-McMoRan, Inc.	253,108

	Paper & Forest Products — 0.2%
3,238	Domtar Corp., (Canada)	139,946

	Total Materials	1,279,245

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
4,337	AT&T, Inc.	150,234

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Utilities — 1.5%
	Electric Utilities — 0.8%
1,981	Entergy Corp.	152,894
3,041	Eversource Energy	148,279
3,318	Southern Co. (The)	146,987

		448,160

	Gas Utilities — 0.2%
2,242	National Fuel Gas Co.	144,497

	Multi-Utilities — 0.5%
3,652	Ameren Corp.	149,513
2,479	Consolidated Edison, Inc.	152,582

		302,095

	Total Utilities	894,752

	Total Common Stocks (Cost $19,502,344)	19,835,119

Exchange Traded Fund — 1.0%
	U.S. Equity — 1.0%
2,814	SPDR S&P 500 ETF Trust (Cost $588,796)	586,775

	Total Securities Sold Short (Proceeds $20,091,140)	$20,421,894

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of April 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2015 (Unaudited)

Opportunistic Equity Long/Short Fund
ASSETS:
Investments in non-affiliates, at value	$49,141,982
Investments in affiliates, at value	8,288,681

Total investment securities, at value	57,430,663
Cash	2,266
Deposits at broker for securities sold short	21,196,164
Receivables:
Investment securities sold	4,387,738
Fund shares sold	40,000
Dividends from non-affiliates	13,988
Dividends from affiliates	250
Due from Adviser	6,059
Due from Administrator	180
Deferred Offering Costs	41,071

Total Assets	83,118,379

LIABILITIES:
Payables:
Securities sold short, at value	20,421,894
Dividend expense to non-affiliates on securities sold short	28,841
Investment securities purchased	3,693,351
Interest expense to non-affiliates on securities sold short	2,342
Accrued liabilities:
Shareholder servicing fees	12,099
Distribution fees	195
Custodian and accounting fees	10,537
Trustees’ and Chief Compliance Officer’s fees	85
Other	41,743

Total Liabilities	24,211,087

Net Assets	$58,907,292

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

Opportunistic Equity Long/Short Fund
NET ASSETS:
Paid-in-Capital	$58,338,227
Accumulated undistributed (distributions in excess of) net investment income	(209,108)
Accumulated net realized gains (losses)	440,695
Net unrealized appreciation (depreciation)	337,478

Total Net Assets	$58,907,292

Net Assets:
Class A	$271,485
Class C	213,522
Class R2	54,684
Class R5	54,938
Class R6	54,956
Select Class	58,257,707

Total	$58,907,292

Outstanding units of beneficial interest (shares)

($0.0001 par value; unlimited number of shares authorized):
Class A	16,589
Class C	13,090
Class R2	3,347
Class R5	3,347
Class R6	3,347
Select Class	3,554,556

Net Asset Value (a):
Class A — Redemption price per share	$16.37
Class C — Offering price per share (b)	16.31
Class R2 — Offering and redemption price per share	16.34
Class R5 — Offering and redemption price per share	16.41
Class R6 — Offering and redemption price per share	16.42
Select Class — Offering and redemption price per share	16.39
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.28

Cost of investments in non-affiliates	$48,473,750
Cost of investments in affiliates	8,288,681
Proceeds from securities sold short	20,091,140

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015 (Unaudited)

Opportunistic Equity Long/Short Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$33,901
Dividend income from affiliates	889

Total investment income	34,790

EXPENSES:
Investment advisory fees	127,385
Administration fees	8,361
Distribution fees:
Class A	109
Class C	405
Class R2	134
Shareholder servicing fees:
Class A	109
Class C	135
Class R2	67
Class R5	13
Select Class	25,032
Custodian and accounting fees	16,223
Professional fees	45,131
Trustees’ and Chief Compliance Officer’s fees	114
Printing and mailing costs	4,240
Registration and filing fees	164
Transfer agent fees	4,533
Offering costs	73,943
Other	6,993
Dividend expense to non-affiliates on securities sold short	62,834
Interest expense to non-affiliates on securities sold short	4,017

Total expenses	379,942

Less fees waived	(114,806)
Less expense reimbursements	(21,238)

Net expenses	243,898

Net investment income (loss)	(209,108)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	996,797
Securities sold short	(505,659)

Net realized gain (loss)	491,138

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	388,301
Securities sold short	(331,305)

Change in net unrealized appreciation/depreciation	56,996

Net realized/unrealized gains (losses)	548,134

Change in net assets resulting from operations	$339,026

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(209,108)	$(16,480)
Net realized gain (loss)	491,138	(12,749)
Change in net unrealized appreciation/depreciation	56,996	280,482

Change in net assets resulting from operations	339,026	251,253

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(213)	—
Class C
From net realized gains	(213)	—
Class R2
From net realized gains	(213)	—
Class R5
From net realized gains	(213)	—
Class R6
From net realized gains	(213)	—
Select Class
From net realized gains	(20,232)	—

Total distributions to shareholders	(21,297)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	53,338,310	5,000,000

NET ASSETS:
Change in net assets	53,656,039	5,251,253
Beginning of period	5,251,253	—

End of period	$58,907,292	$5,251,253

Accumulated undistributed (distributions in excess of) net investment income	$(209,108)	$—

(a)	Commencement of operations was August 29, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$219,783	$50,000
Distributions reinvested	213	—

Change in net assets resulting from Class A capital transactions	$219,996	$50,000

Class C
Proceeds from shares issued	$159,969	$50,000
Distributions reinvested	213	—

Change in net assets resulting from Class C capital transactions	$160,182	$50,000

Class R2
Proceeds from shares issued	$—	$50,000
Distributions reinvested	213	—

Change in net assets resulting from Class R2 capital transactions	$213	$50,000

Class R5
Proceeds from shares issued	$—	$50,000
Distributions reinvested	213	—

Change in net assets resulting from Class R5 capital transactions	$213	$50,000

Class R6
Proceeds from shares issued	$—	$50,000
Distributions reinvested	213	—

Change in net assets resulting from Class R6 capital transactions	$213	$50,000

Select Class
Proceeds from shares issued	$52,952,620	$4,750,000
Distributions reinvested	20,232	—
Cost of shares redeemed	(15,359)	—

Change in net assets resulting from Select Class capital transactions	$52,957,493	$4,750,000

Total change in net assets resulting from capital transactions	$53,338,310	$5,000,000

(a)	Commencement of operations was August 29, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

	Opportunistic Equity Long/Short Fund
	Six Months Ended April 30, 2015 (Unaudited)	Period Ended October 31, 2014 (a)
SHARE TRANSACTIONS:
Class A
Issued	13,242	3,333
Reinvested	14	—

Change in Class A Shares	13,256	3,333

Class C
Issued	9,743	3,333
Reinvested	14	—

Change in Class C Shares	9,757	3,333

Class R2
Issued	—	3,333
Reinvested	14	—

Change in Class R2 Shares	14	3,333

Class R5
Issued	—	3,333
Reinvested	14	—

Change in Class R5 Shares	14	3,333

Class R6
Issued	—	3,333
Reinvested	14	—

Change in Class R6 Shares	14	3,333

Select Class
Issued	3,237,512	316,667
Reinvested	1,298	—
Redeemed	(921)	—

Change in Select Class Shares	3,237,889	316,667

(a)	Commencement of operations was August 29, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2015 (Unaudited)	$15.75	$(0.17	)(g)	$0.85	$0.68	$(0.06)	$16.37	4.36%
August 29, 2014(h) through October 31, 2014	15.00	(0.06	)(g)	0.81	0.75	—	15.75	5.00

Class C
Six Months Ended April 30, 2015 (Unaudited)	15.73	(0.21	)(g)	0.85	0.64	(0.06)	16.31	4.11
August 29, 2014(h) through October 31, 2014	15.00	(0.07	)(g)	0.80	0.73	—	15.73	4.87

Class R2
Six Months Ended April 30, 2015 (Unaudited)	15.74	(0.18	)(g)	0.84	0.66	(0.06)	16.34	4.24
August 29, 2014(h) through October 31, 2014	15.00	(0.06	)(g)	0.80	0.74	—	15.74	4.93

Class R5
Six Months Ended April 30, 2015 (Unaudited)	15.76	(0.12	)(g)	0.83	0.71	(0.06)	16.41	4.55
August 29, 2014(h) through October 31, 2014	15.00	(0.04	)(g)	0.80	0.76	—	15.76	5.07

Class R6
Six Months Ended April 30, 2015 (Unaudited)	15.76	(0.12	)(g)	0.84	0.72	(0.06)	16.42	4.61
August 29, 2014(h) through October 31, 2014	15.00	(0.04	)(g)	0.80	0.76	—	15.76	5.07

Select Class
Six Months Ended April 30, 2015 (Unaudited)	15.75	(0.17	)(g)	0.87	0.70	(0.06)	16.39	4.49
August 29, 2014(h) through October 31, 2014	15.00	(0.05	)(g)	0.80	0.75	—	15.75	5.00

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.93% and 4.10% for the six months ended April 30, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.43% and 4.38% for the six months ended April 30, 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class R2 are 2.19% and 4.72% for the six months ended April 30, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.49% and 4.02% for the six months ended April 30, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.44% and 3.97% for the six months ended April 30, 2015 and 1.50% and 11.17% for the period ended October 31, 2014; for Select Class are 1.68% and 3.00% for the six months ended April 30, 2015 and 1.75% and 11.42% for the period ended October 31, 2014, respectively.
(e)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the six month period ended April 30, 2015 and for the period ended October 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (d)(e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$271,485	2.59	%(i)	(2.06	)%(i)	4.76	%(i)	175%	410%
52,492	2.65	(i)	(2.24	)(i)	12.33	(i)	94	178

213,522	3.09	(i)	(2.38	)(i)	5.04	(i)	175	410
52,449	3.15	(i)	(2.74	)(i)	12.82	(i)	94	178

54,684	2.85	(i)	(2.17	)(i)	5.38	(i)	175	410
52,470	2.90	(i)	(2.49	)(i)	12.57	(i)	94	178

54,938	2.15	(i)	(1.47	)(i)	4.68	(i)	175	410
52,531	2.20	(i)	(1.79	)(i)	11.88	(i)	94	178

54,956	2.10	(i)	(1.42	)(i)	4.63	(i)	175	410
52,535	2.15	(i)	(1.74	)(i)	11.82	(i)	94	178

58,257,707	2.34	(i)	(2.00	)(i)	3.66	(i)	175	410
4,988,776	2.40	(i)	(1.99	)(i)	12.07	(i)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Opportunistic Equity Long/Short Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek capital appreciation.

The Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each investment company’s NAV per share as of the report date.

Options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

18	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$57,430,663	$—	$—	$57,430,663

Total Liabilities for Securities Sold Short (a)	$(20,421,894)	$—	$—	$(20,421,894)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended April 30, 2015.

B. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of April 30, 2015, the Fund had outstanding short sales as listed on its SOI.

C. Options — The Fund purchases and sells (writes) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2015:

Exchange-Traded Options:
Average Number of Contracts Purchased	$258
Ending Number of Contracts Purchased	—

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Offering and Organizational Costs — Total offering costs of $120,895 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statement of Operations.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended April 30, 2015, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2015, the Distributor did not retain any front-end sales charges or CDSC.

20	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
2.00%	2.50%	2.25%	1.55%	1.50%	1.75%

The expense limitation agreement was in effect for the six months ended April 30, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the six months ended April 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$106,346	$6,021	$619	$112,986	$21,238

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2015 was $1,820.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the six months ended April 30, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2015 (Unaudited) (continued)

4. Investment Transactions

During the six months ended April 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$74,483,882	$30,333,627	$40,710,726	$21,914,316

During the six months ended April 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at April 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$56,762,431	$1,193,133	$524,901	$668,232

At October 31, 2014, the Fund did not have any capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at April 30, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2015, a significant amount of the Fund’s outstanding shares were held by the Adviser.

Significant shareholder transactions by the Adviser may impact the Fund’s performance.

As of April 30, 2015, the Fund pledged substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

22	J.P. MORGAN EQUITY FUNDS	APRIL 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2014, and continued to hold your shares at the end of the reporting period, April 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expense Paid During the Period*	Annualized Expense Ratio
Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,043.60	$13.12	2.59%
Hypothetical	1,000.00	1,011.95	12.92	2.59
Class C
Actual	1,000.00	1,041.10	15.64	3.09
Hypothetical	1,000.00	1,009.47	15.40	3.09
Class R2
Actual	1,000.00	1,042.40	14.43	2.85
Hypothetical	1,000.00	1,010.66	14.21	2.85
Class R5
Actual	1,000.00	1,045.50	10.90	2.15
Hypothetical	1,000.00	1,014.13	10.74	2.15
Class R6
Actual	1,000.00	1,046.10	10.65	2.10
Hypothetical	1,000.00	1,014.38	10.49	2.10
Select Class
Actual	1,000.00	1,044.90	11.86	2.34
Hypothetical	1,000.00	1,013.19	11.68	2.34

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

APRIL 30, 2015	J.P. MORGAN EQUITY FUNDS	23

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. April 2015.	SAN-OELS-415

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Office
July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
July 2, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
July 2, 2015